As filed with the Securities and Exchange Commission on January 7, 1999.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. __                    /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                             JOHN HANCOCK DECLARATION TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
--------------------------------------------------------------------------------
                (Address of principal executive office) Zip Code

                                 (617) 375-1702
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Declaration Trust.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-64465 and 811-07437).

It is proposed that this filing will become effective on February 6, 1999 pursuant to Rule 488 under the Securities Act of 1933.

                             JOHN HANCOCK DECLARATION TRUST

                              CROSS-REFERENCE SHEET

                           Items Required by Form N-14

PART A
------

Item No.                   Item Caption                                         Prospectus Caption
--------                   ------------                                         ------------------
   1.                      Beginning of Registration                            COVER PAGE OF REGISTRATION
                           Statement and Outside Front                          STATEMENT; FRONT COVER PAGE OF
                           Cover Page of Prospectus                             PROSPECTUS

   2.                      Beginning and Outside Back                           TABLE OF CONTENTS
                           Cover Page of Prospectus

   3.                      Synopsis and Risk Factors                            SUMMARY; INVESTMENT RISKS

   4.                      Information About the                                INTRODUCTION; SUMMARY; INVESTMENT
                           Transaction                                          RISKS; INFORMATION CONCERNING THE
                                                                                MEETING; PROPOSAL TO APPROVE THE
                                                                                AGREEMENT AND PLAN OF REORGANIZATION;
                                                                                CAPITALIZATION

   5.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Registrant                                           SUMMARY; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   6.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Company Being Acquired                               SUMMARY; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   7.                      Voting Information                                   PROSPECTUS COVER PAGE; NOTICE OF
                                                                                SPECIAL MEETING OF SHAREHOLDERS;
                                                                                SUMMARY; INFORMATION CONCERNING
                                                                                THE MEETING; VOTING RIGHTS AND
                                                                                REQUIRED VOTE

   8.                      Interest of Certain Persons                          EXPERTS
                           and Experts

   9.                      Additional Information                               NOT APPLICABLE
                           Required for Reoffering by
                           Persons Deemed to be
                           Underwriters


PART B
------
                                                                                Caption in Statement of
Item No.                   Item Caption                                         Additional Information
--------                   ------------                                         ----------------------

  10.                      Cover Page                                           COVER PAGE

  11.                      Table of Contents                                    TABLE OF CONTENTS

  12.                      Additional Information                               ADDITIONAL INFORMATION ABOUT
                           About the Registrant                                 V.A. STRATEGIC INCOME FUND

  13.                      Additional Information About                         ADDITIONAL INFORMATION ABOUT
                           the Company Being Acquired                           V.A WORLD BOND FUND

  14.                      Financial Statements                                 ADDITIONAL INFORMATION ABOUT V.A. STRATEGIC INCOME
                                                                                FUND; ADDITIONAL INFORMATION ABOUT V.A WORLD BOND
                                                                                FUND; PRO FORMA COMBINED FINANCIAL STATEMENTS


PART C
------

Item No.               Item Caption
--------               ------------

  15.                      Indemnification                                      INDEMNIFICATION

  16.                      Exhibits                                             EXHIBITS

  17.                      Undertakings                                         UNDERTAKINGS

[JH: Logo]

                                February 12, 1999

Dear Declaration Contract Owner:

I am writing to ask you to consider an important matter that will affect your annuity contract. Some or all of the value of your variable insurance contract (variable contract) issued by either John Hancock Mutual Life Insurance Company or John Hancock Variable Life Insurance Company (the insurance companies) is invested in the John Hancock V.A. World Bond Fund (the "fund"). The insurance companies hold shares of V.A. World Bond Fund in separate accounts for the purpose of funding your annuity payments. For this reason, you have the right to instruct your insurance company how to vote the fund shares attributable to your variable contract.

Since its inception in August 1996, the fund has invested heavily in foreign bonds as well as bonds issued by multinational organizations and the U.S. government. In recent years it has become difficult to post strong returns with this strategy because of increasing instability in the foreign markets coupled with the growing strength of the U.S. dollar.

For this reason, the fund's trustees are recommending the merger of the fund into John Hancock V.A. Strategic Income Fund, which invests in U.S. government bonds and high yield U.S. corporate bonds as well as foreign bonds. Through its broader investment approach, V.A. Strategic Income Fund allows investors to participate in foreign investments without being as vulnerable to potential downturns overseas.

This proposed merger has been unanimously approved by the fund's Board of Trustees, who believe it will benefit the fund's shareholders and, indirectly, holders of variable contracts based on the fund. The merger is detailed in the enclosed proxy statement and summarized in the questions and answers on the following page. I suggest you read both thoroughly before voting.

No matter what size your investment may be, your instructions are important. I urge you to review the enclosed materials and to complete, sign and return the enclosed voting instruction card to the insurance company, which will vote its shares in the fund in accordance with your instructions. Your prompt response will help avoid the need for additional mailings at the fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call a Declaration customer service representative at 1-800-824-0335, Monday through Friday between 8:00 A.M. and 6:00 P.M. Eastern time. I thank you for your prompt attention to this matter.

                                               Sincerely,



                                               Edward J. Boudreau, Jr.
                                               Chairman and CEO
                                               John Hancock V.A. World Bond Fund

What are the benefits of merging V.A. World Bond Fund into V.A. Strategic Income Fund?

V.A. Strategic Income Fund has a much wider investment scope than V.A. World Bond Fund. As owner of a variable contract based on V.A. Strategic Income Fund, you can continue to participate in the international sector while opening your portfolio to a broad range of opportunities in the U.S. government and corporate high-yield sectors. This diversification will also help to make your investment less dependent upon the success of international markets.

In addition, V.A. Strategic Income Fund's larger asset base after the merger may allow for lower operating expenses than V.A. World Bond Fund has now. Following the merger, annual fees are projected to be 0.85%, down from 1.00%. These projected lower expenses should help bolster an investment's total return over time.

How does V.A. Strategic Income Fund's strategy compare with that of V.A. World Bond Fund?

V.A. Strategic Income Fund seeks a high level of current income while V.A. World Bond Fund seeks a high total investment return from current income and capital appreciation. Although both funds invest in foreign bonds as well as U.S. government and agency securities, V.A. World Bond Fund has traditionally focused on international sectors and multinational organizations. V.A. Strategic Income Fund invests in domestic corporate bonds as well as foreign and U.S. government bonds, providing greater diversification so investors are less vulnerable to weakness in any single sector.

The corporate U.S. portion of V.A. Strategic Income Fund's portfolio typically focuses on corporate high-yield bonds. These bonds entail some credit risk, which V.A. Strategic Income Fund minimizes by applying a relatively conservative investment approach. This strategy also allows V.A. Strategic Income Fund to seek higher current income than V.A. World Bond Fund.

Who manages V.A. Strategic Income Fund?

V.A. Strategic Income Fund is managed by a team of portfolio managers led by Frederick L. Cavanaugh, Jr. A senior vice president, Mr. Cavanaugh has more than 25 years of investment experience and has managed the fund since its inception on August 29, 1996.

Mr. Cavanaugh is also a member of the fund's portfolio management team. His expertise includes the high-yield bond market and international economies. With the merger of V.A. World Bond Fund into V.A. Strategic Income Fund, Mr. Cavanaugh and his team will allocate the fund's assets among domestic and foreign bonds, emphasizing bond sectors where they see the strongest opportunities at any given time.

How has V.A. Strategic Income Fund performed?

Although past performance does not necessarily guarantee future results, V.A. Strategic Income Fund has been a steady performer. The fund's shares have posted average annual total returns of 10.50% for the 12 month period ended June 30, 1998 and 12.65% since inception on August 29, 1996.* To review V.A. Strategic Income Fund in more detail, please refer to the John Hancock Declaration Trust prospectus and V.A. Strategic Income Fund's most recent annual and semiannual reports, all of which are enclosed.

* Performance figures assume all distributions are reinvested. The return and principal value of any mutual fund investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

How do I provide my voting instructions?

Complete, sign and return the enclosed voting instruction card using the pre-paid envelope provided.

How will the merger happen?

If the merger is approved, the insurance company's V.A. World Bond Fund shares will be exchanged for V.A. Strategic Income Fund shares, using the funds' net asset value share prices as of the close of trading on March 26, 1999. This exchange will not affect the total dollar value of the insurance company's investment or your rights under your variable contract.

Will the merger affect my contract rights?

The insurance companies have advised V.A. World Bond Fund that as contract owners in an annuity, you will continue to receive income payments according to the payout option you have chosen under the contract prospectus. The merger will not affect your contract rights, except that your variable payments will depend on the performance of V.A. Strategic Income Fund instead of V.A. World Bond Fund.

Will the merger have tax consequences?

The merger is intended to qualify as a tax-free reorganization for federal income tax purposes and therefore will not result in the recognition of gain or loss by the funds or the insurance company, nor will it affect your taxes as an owner of a variable contract.

Will the transfer of my units from the V.A. World Bond Fund to the V.A. Strategic Income Fund be a taxable event?

No! One of the many advantages of investing in a variable annuity is the ability to transfer your assets to any of the investment options available tax-free (no Form 1099R will be generated).

Will the transfer due to the merger count towards the 12 free transfers allowed per contract year?

No, the merger transfer will be free and it will not count toward your allowable 12 free transfers per contract year on your Declaration Variable Annuity.

What if I don't want to have my units of the V.A. World Bond Fund transferred to the V.A. Strategic Income Fund?

Prior to the merger, you may contact a Declaration Customer Service Representative at 1-800-824-0335, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern Time and request a transfer of your V.A. World Bond Fund units to any of the 14 Declaration investment portfolios or Fixed Account options (if available in your state). Please consult with your Investment Professional prior to reallocating your assets.

                        JOHN HANCOCK V.A. WORLD BOND FUND
                  (a series of John Hancock Declaration Trust)
                              101 Huntington Avenue
                                Boston, MA 02199

                        NOTICE OF MEETING OF SHAREHOLDERS
                          SCHEDULED FOR MARCH 18, 1999

This is the formal agenda for the fund's shareholder meeting. It tells contract owners and the insurance companies what matters will be voted on and the time and place of the meeting. The insurance companies are owners of the fund's shares. The insurance companies will vote their V.A. World Bond Fund shares as instructed by their contract owners, who are also referred to in the proxy materials as "shareholders" for this limited purpose.

To the shareholders of John Hancock V.A. World Bond Fund:

A shareholder meeting for V.A. World Bond Fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 18, 1999 at 9:00 a.m., Eastern time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock V.A. World Bond Fund and John Hancock V.A. Strategic Income Fund. Under this Agreement, V.A. World Bond Fund would transfer all of its assets to V.A. Strategic Income Fund in exchange for shares of V.A. Strategic Income Fund. These shares would be distributed proportionately to the shareholders of V.A. World Bond Fund. V.A. Strategic Income Fund would also assume V.A. World Bond Fund's liabilities. V.A. World Bond Fund's board of trustees recommends that shareholders vote FOR this proposal.

2.       Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on January 22, 1999 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card (voting instruction card). If shareholders do not return their proxies in sufficient numbers, the fund will incur the cost of extra solicitations, which is indirectly borne by shareholders.

                                            By order of the Board of Trustees,
                                            Susan S. Newton
                                            Secretary

February 12, 1999
020PX [  ]

                               PROXY STATEMENT OF
                        JOHN HANCOCK V.A. WORLD BOND FUND
                  (a series of John Hancock Declaration Trust)

                                 PROSPECTUS FOR
                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND
                  (a series of John Hancock Declaration Trust)

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization of John Hancock V.A. World Bond Fund into John Hancock V.A. Strategic Income Fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

         o        V.A. World Bond Fund will transfer all of its assets to V.A.
                  Strategic Income Fund.    V.A. Strategic Income Fund will
                  assume V.A. World Bond Fund's liabilities.

         o        V.A.  Strategic  Income  Fund will  issue  shares to V.A.
                  World Bond Fund in an amount equal to the value of V.A. World Bond Fund's shares. These shares will be distributed to V.A. World Bond Fund's shareholders in proportion to their holdings on the reorganization date.

         o        The reorganization will be tax-free.

         o V.A. World Bond Fund will be liquidated and fund shareholders will become shareholders of V.A. Strategic Income Fund.

Shares of V.A. Strategic Income Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of V.A. Strategic Income Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why V.A. World Bond Fund's Trustees are Recommending the Reorganization

V.A. World Bond Fund's Trustees believe that reorganizing the fund into a larger fund with similar investment policies will enable the shareholders of the fund to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that may contribute to a lower expense ratio. Therefore, the Trustees recommend that V.A. World Bond Fund's shareholders vote FOR the reorganization.

         ---------------------------------------------------------------------------------------------
         Where to Get More Information
         ------------------------------------------------ --------------------------------------------
         Prospectus of V.A. World Bond Fund and V.A.      In the same envelope as this proxy
         Strategic Income Fund dated May 1, 1998.         statement and prospectus. Incorporated by
                                                          reference into this proxy statement and
                                                          prospectus.
         ------------------------------------------------
         V.A. Strategic Income Fund's annual and
         semiannual reports to shareholders.
         ------------------------------------------------
         V.A. World Bond Fund's annual and semiannual
         reports to shareholders.
                                                          --------------------------------------------
         ------------------------------------------------
         A statement of additional information dated      On file with the Securities and Exchange
         February 12, 1999.  It contains additional       Commission ("SEC") and available at no
         information about V.A. World Bond Fund and       charge by calling 1-800-824-0335.
         V.A. Strategic Income Fund.                      Incorporated by reference into this proxy
                                                          statement and prospectus
                                                          --------------------------------------------
         ------------------------------------------------
         To ask questions about this proxy statement      Call our toll-free telephone
         and prospectus.                                  number: 1-800-824-0335
         ------------------------------------------------ --------------------------------------------



        The date of this proxy statement and prospectus is February 12, 1999.

                                TABLE OF CONTENTS

                                                                            Page

INTRODUCTION
SUMMARY
INVESTMENT RISKS
PROPOSAL TO APPROVE THE AGREEMENT
  AND PLAN OF REORGANIZATION
CAPITALIZATION
ADDITIONAL INFORMATION ABOUT
  THE FUNDS' BUSINESSES
BOARDS' EVALUATION AND RECOMMENDATION
VOTING RIGHTS AND REQUIRED VOTE
INFORMATION CONCERNING THE MEETING
OWNERSHIP OF SHARES OF THE FUNDS
EXPERTS
AVAILABLE INFORMATION

                                    EXHIBITS

A. Agreement and Plan of Reorganization between John Hancock V.A. World Bond Fund and John Hancock V.A. Strategic Income Fund (attached to this document).

                                  INTRODUCTION

This proxy statement and prospectus is being used by V.A. World Bond Fund's Board of Trustees to solicit proxies to be voted at a special meeting of V.A. World Bond Fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 18, 1999 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of V.A. World Bond Fund into V.A. Strategic Income Fund.

Who is Eligible to Vote?

Shareholders of record on January 22, 1999 (record date) are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. As of the record date, the insurance companies, on behalf of the separate accounts, were shareholders of record of V.A. World Bond Fund. The insurance companies will vote shares of V.A. World Bond Fund held by them in accordance with voting instructions received from contract owners for whose accounts the shares are held. The enclosed voting instruction card will be used by the insurance companies to receive voting instructions from contract owners. The notice of meeting, the proxy card (voting instruction card), the proxy statement and prospectus are being mailed to the insurance companies and contract owners on or about February 12, 1999.

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. Shareholders should read the entire proxy statement, Exhibit A and the enclosed documents carefully, because they contain details that are not in the summary. Information about rights of a holder of a variable contract can be obtained from the John Hancock Declaration Annuity Prospectus.



Comparison of V.A. World Bond Fund to V.A. Strategic Income Fund
----------------------------- -------------------------------------- ----------------------------------------------
                                           World Bond                              Strategic Income
----------------------------- -------------------------------------- ----------------------------------------------
Business:                     A non-diversified series of John       A diversified series of John Hancock
                              Hancock Declaration Trust. The trust   Declaration Trust.  The trust is an open-end
                              is an open-end investment company      investment company organized as a
                              organized as a Massachusetts           Massachusetts business trust.
                              business trust.
----------------------------- -------------------------------------- ----------------------------------------------
Net assets as of June 30,     $2.4 million.                          $10.8 million.
1998:
----------------------------- -------------------------------------- ----------------------------------------------
Investment adviser and        John Hancock Advisers, Inc.            John Hancock Advisers, Inc.
portfolio managers:
                              In September, 1998, Mr. Cavanaugh      Fredrick L. Cavanaugh, Jr.
                              and Mr. Ho joined your fund's          -Senior V.P. of adviser
                              portfolio management team:             -Joined team in 1996
                                                                     -Joined adviser in 1986
                              Fredrick L. Cavanaugh, Jr.             -Began career in 1975
                              -Senior V.P. of adviser
                              -Joined team in 1998                   Arthur N. Calavritinos, CFA
                              -Joined adviser in 1986                -V.P. of adviser
                              -Began career in 1975                  -Joined team in 1996
                                                                     -Joined adviser in 1988
                              James K. Ho, CFA                       -Began career in 1986
                              -Exec. V.P. of adviser
                              -Joined team in 1998
                              -Joined adviser in 1985
                              -Began career in 1977

                              Anthony A. Goodchild
                              -Senior V.P. of adviser
                              -Joined team in 1994
                              -Joined adviser in 1994
                              -Began career in 1968
----------------------------- -------------------------------------- ----------------------------------------------





----------------------- ------------------------------------------------- --------------------------------------
                                      V.A. World Bond Fund                     V.A. Strategic Income Fund
----------------------- ------------------------------------------------- --------------------------------------
Investment objective/   The fund seeks a high total investment return,    The fund seeks a high level of
Primary investments:    a combination of current income and capital       current income. This objective can
                        appreciation.  This objective can be changed      be changed without shareholder
                        without shareholder approval.                     approval.

                        The fund invests primarily (at least 65% of       The fund invests primarily in:
                        assets) in:
                                                                          o   Foreign government and corporate
                        o  Debt securities issued or guaranteed by        debt securities from developed and
                        foreign governments and companies, including      emerging markets;
                        those in emerging markets;                        o   U.S. Government and agency
                        o  U.S. Government and agency securities and      securities; and
                        municipal securities; and                         o   U.S. junk bonds rated as low as
                        o  Multinational organizations such as the        CC/Ca and their unrated equivalents.
                        World Bank.

                        The fund normally invests in securities
                        denominated in at least three currencies,
                        including the U.S. dollar.
----------------------- ----------------------------------------------------------------------------------------
Foreign debt            Each fund may invest in foreign debt securities without any percentage limit.  Each
securities:             fund limits its investment in government securities of any one country to 25% of total assets.
----------------------- ------------------------------------------------- --------------------------------------
Junk bonds:             The fund may invest up to 35% of total assets The
                        fund may invest  without limit in in junk bonds rated as
                        low as  CCC/Caa  and their  junk  bonds  rated as low as
                        CC/Ca   and   unrated    equivalents.    their   unrated
                        equivalents.
----------------------- ------------------------------------------------- --------------------------------------
Equity securities:      The fund does not invest in equity securities.    The fund may invest up to 10% of net
                        However, the fund may invest in preferred         assets in U.S. or foreign equity
                        stock, convertible securities and other debt      securities.
                        securities that have rights (warrants) to
                        acquire equity securities.
----------------------- ------------------------------------------------- --------------------------------------
Diversification:        The fund is non-diversified and can invest more   The fund is diversified and, with
                        than 5% of total assets in securities of a        respect to 75% of total assets,
                        single issuer.                                    cannot invest more than 5% of total
                                                                          assets in securities of a single
                                                                          issuer.
----------------------- ------------------------------------------------- --------------------------------------






--------------------- ------------------------------------------------- -------------------------------------
Pay-in-kind,          The fund may not invest in pay-in-kind, delayed   The fund may invest in pay-in-kind,
delayed and zero      and zero coupon debt securities.                  delayed and zero coupon debt
coupon debt                                                             securities
securities:
--------------------- ------------------------------------------------- -------------------------------------
Illiquid  securities:  Each fund may invest up to 15% of net assets in  illiquid securities.

--------------------- ---------------------------------------------------------------------------------------
Financial futures     Each fund may invest without limit in financial futures, options on futures and
and related           options on securities and indices.
options; options on
securities and
indices:
--------------------- ---------------------------------------------------------------------------------------
Currency  contracts:  Each fund may enter into currency contracts for hedging or speculative purposes.
--------------------- ---------------------------------------------------------------------------------------
Structured            Each fund may invest without limit in structured securities, which include indexed
securities:           and/or leveraged mortgage-backed and other debt securities.
--------------------- ---------------------------------------------------------------------------------------
When-issued and       Both funds may purchase  when-issued  securities and purchase or
forward commitment    sell securities in forward commitment transactions.
transactions:
--------------------- ---------------------------------------------------------------------------------------
Short-term  trading:  Neither fund is subject to any  limitations  on short-term trading.
--------------------- ---------------------------------------------------------------------------------------
Repurchase            Both funds may invest without limitation in repurchase agreements.
agreements:
--------------------- ---------------------------------------------------------------------------------------
Securities  lending:  Each fund may lend  portfolio  securities up to 33 1/3% of total assets.
--------------------- ---------------------------------------------------------------------------------------
Short-term            Each fund may invest without limit in cash and cash equivalents for temporary
securities:           defensive purposes.
--------------------- ---------------------------------------------------------------------------------------
Borrowing and         The funds are not permitted to borrow except from banks for temporary or short-term
reverse repurchase    purposes and only if after the borrowing there is asset coverage of at least 300%.
agreements:           Each fund is permitted to enter into reverse repurchase agreements in amounts not to exceed 33 1/3% of the  value of the  fund's  total  assets
                      (including the amount borrowed).
--------------------- ---------------------------------------------------------------------------------------






--------------------- ---------------------------------------------------------------------------------------
Mortgage-backed and   Each fund may invest without limitation in mortgage-backed securities.  V.A.
asset-backed          Strategic Income Fund may also invest without limit in asset-backed securities.
securities:
--------------------- ---------------------------------------------------------------------------------------

The Funds' Expenses

Both funds pay various expenses. The first two expense tables appearing below show the expenses for the twelve-month period ended June 30, 1998, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

V.A. World Bond Fund

Shareholder transaction expenses
Maximum sales charge imposed on purchases
(as a percentage of offering price)                          0.00%
Maximum sales charge imposed on
reinvested dividends                                         none
Maximum deferred sales charge                                none
Redemption fee                                               none
Exchange fee                                                 none

Annual fund operating expenses
(as a % of average net assets)
Management fee                                               0.75%
Other expenses                                               1.56%
Total fund operating expenses                                2.31%
Expense reimbursement (at least until 12/31/99)              1.31%
Actual operating expenses                                    1.00%

Example
                                     Year 1     Year 3     Year 5       Year 10

At end of period                      $102       $595     $1,116        $2,544

(1) The fund's adviser has agreed to limit other expenses to 0.25% for at least one year.

V.A. Strategic Income Fund

Shareholder transaction expenses
Maximum sales charge imposed on purchases
(as a percentage of offering price)                          0.00%
Maximum sales charge imposed on
Reinvested dividends                                         none
Maximum deferred sales charge                                none
Redemption fee                                               none
Exchange fee                                                 none

Annual fund operating expenses
(as a % of average net assets)
Management fee                                               0.60%
Other expenses                                               0.53%
Total fund operating expenses                                1.13%
Expense reimbursement (at least until 12/31/99)              0.28%
Actual operating expenses                                    0.85%


Example
                                      Year 1     Year 3     Year 5       Year 10

At end of period                       $87       $331       $595        $1,350

(1) The fund's adviser has agreed to limit other expenses to 0.25% for at least one year.

Pro Forma Expense Table

The following expense table shows the pro forma expenses of V.A. Strategic Income Fund assuming that a reorganization with V.A. World Bond Fund occurred on June 30, 1997. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended June 30, 1998, adjusted to reflect any changes. V.A. Strategic Income Fund's actual expenses after the reorganization may be greater or less than those shown. The example contained in the pro forma expense table shows what you would pay on a $10,000 investment if the reorganization had occurred on June 30, 1997. The example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of V.A. Strategic Income Fund's actual expenses or returns, either past or future.

V.A. Strategic Income Fund (PRO FORMA)
(Assuming reorganization with V.A. World Bond Fund)

Shareholder transaction expenses
Maximum sales charge imposed on purchases
(as a percentage of offering price)                          0.00%
Maximum sales charge imposed on
Reinvested dividends                                         none
Maximum deferred sales charge                                none
Redemption fee                                               none
Exchange fee                                                 none

Annual fund operating expenses
(as a % of average net assets)
Management fee                                               0.60%
Other expenses                                               0.57%
Total fund operating expenses                                1.17%
Expense reimbursement (at least until 12/31/99)              0.32%
Actual operating expenses                                    0.85%

Pro Forma Example

                                      Year 1     Year 3     Year 5       Year 10

At end of period                        $87       $366       $665        $1,518

(1) The fund's adviser has agreed to limit other expenses to 0.25% for at least one year.

The Reorganization

         o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on March 26, 1999, but may occur on any later date before October 31, 1999. V.A. World Bond Fund will transfer all of its assets to V.A. Strategic Income Fund. V.A. Strategic Income Fund will assume V.A. World Bond Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

         o V.A. Strategic Income Fund will issue to V.A. World Bond Fund shares in an amount equal to the aggregate net asset value of V.A. World Bond Fund's shares. These shares will be distributed immediately to V.A. World Bond Fund's shareholders in proportion to their holdings on the reorganization date.
                  As a result, shareholders of V.A. World Bond Fund will end up as shareholders of V.A. Strategic Income Fund.

         o After the reorganization is over, V.A. World Bond Fund will be terminated.

         o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

The following diagram shows how the reorganization would be carried out.


         V. A. World Bond               V. A. World Bond Fund              V.A. Strategic Income
         Fund transfers assets          assets and liabilities              Fund receives assets
         & liabilities to V.A.        ____________?______________          & assumes liabilities
         Strategic Income                                                   of V.A. World Bond
         Fund                                                                     Fund



                  Shareholders       _____________?______________           Issues Shares

                  V.A. World Bond Fund receives V.A. Strategic Income Fund shares and distributes them to its shareholders.


Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets: V.A. World Bond Fund--0.75% and V.A. Strategic Income Fund--0.60%. V.A. Strategic Income Fund's management fee rate of 0.60% and its pro forma management fee rate of 0.60% are lower than V.A. World Bond Fund's management fee rate of 0.75%. V.A. World Bond Fund's gross total annual operating expenses of 2.31% are substantially higher that those of V.A. Strategic Income Fund which are 1.13%. Even after the reduction of each fund's other expenses as a result of the adviser's voluntary agreement to limit the funds' other expenses, V.A. World Bond Fund's total annual operating expenses (1.00%) are higher than those of V.A. Strategic Income Fund (0.85%). After the reorganization, V.A. Strategic
Income Fund's pro forma total annual operating expenses (0.85%) are less than those of V.A. World Bond Fund's gross total annual operating expenses (2.31%) and net total annual operating expenses (1.00%).

                                INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table shows that the risks affecting each fund are similar and compares the risks affecting each fund.



------------------------------- ---------------------------------------------- -------------------------------------
                                V.A. World Bond Fund                           V.A. Strategic Income Fund
------------------------------- ------------------------------------------------------------------------------------
Risks of  debt  securities      The  value  of the  funds' portfolios  will
                                change in response to movements of the  bond
                                market.  As  with  any  fund  that invests
                                primarily in debt securities,  a rise in
                                interest  rates  typically  causes  the value of
                                debt  securities and hence the value of the fund
                                to  fall.  A fall in  interest  rates  typically
                                causes  the  value of debt  securities  to rise.
                                Debt  securities  held  by the  funds  are  also
                                subject  to  the  risk  that  the  issuer  of  a
                                security will have its credit rating downgraded,
                                will default or will  otherwise fail to meet its
                                obligations.
------------------------------- ------------------------------------------------------------------------------------
Risks of lower-rated  below     The value of below investment grade debt securities,
investment grade debt           also called junk bonds, fluctuates more than
securities                      higher rated debt  securities and there is a
                                greater risk of securities loss of principal and
                                income. Lower ratings reflect a greater
                                possibility of an adverse change in the
                                financial condition of the issuer.  The market
                                price and liquidity of below investment grade
                                securities generally respond more to short-term
                                developments affecting the issuer of below
                                investment grade debt securities than of higher
                                rated securities because these developments are
                                perceived to have a closer relationship to the
                                ability of an issuer to meet its obligations.
                                ---------------------------------------------- -------------------------------------
                                V.A. World Bond Fund may invest up to 35% of   V.A. Strategic Income Fund may
                                its assets in these securities, has invested   invest without limit in these
                                in these securities in the past, and has       securities.   To the extent that
                                been subject to these risks.                   the fund invests in these
                                                                               securities, it is exposed to these
                                                                               risks.
------------------------------- ------------------------------------------------------------------------------------
Risks of equity securities      The market value of equity securities may move up
                                and  down,  sometimes  rapidly and  unpredictably.
                                These  fluctuations may cause  the  stock to be worth
                                less than the price  originally  paid for it, or
                                less than it was worth at an earlier time.
                                ---------------------------------------------- -------------------------------------
                                V.A. World Bond Fund does not invest           V.A. Strategic Income Fund may
                                directly in equity securities.  However, the   invest up to 10% of its assets in
                                fund may acquire equity securities as a        equity securities. To the extent
                                result of investing in convertible             that the fund invests in these
                                securities, preferred stock and other debt     securities, it is exposed to these
                                instruments with rights to acquire equity      risks.
                                securities attached.  If the fund acquired
                                equity securities, it would be exposed to
                                these risks.
------------------------------- ---------------------------------------------- -------------------------------------






------------------------------- ---------------------------------------------- -------------------------------------
Diversification risks           The fund is  non-diversified,  which means       The  fund is  diversified  and  not
                                that it can invest  more of its assets in a      subject to the risk of non-diversification.
                                single  issuer  than  a fund  that  is
                                diversified. To the extent the fund invests more
                                of its  assets in a single  issuer,  the  fund's
                                share price may be adversely  affected by events
                                affecting that issuer.


------------------------------- ---------------------------------------------- -------------------------------------
Foreign securities and          Each fund's investments in foreign securities are subject
currency risks                  to the risks of adverse foreign  government  actions,
                                political instability or a lack of adequate and
                                accurate  information.  Also,  currency exchange
                                rate  movements  could  reduce  gains or  create
                                losses. The risks of international investing are
                                higher  in  emerging  markets  such as  those of
                                Latin America and Southeast Asia.
------------------------------- ------------------------------------------------------------------------------------
Risks of restricted and         Each fund's investments in restricted and illiquid securities may be difficult or
illiquid securities             impossible to sell at a desirable time or a fair price.  Restricted and illiquid securities also present a greater risk of inaccurate valuation.
------------------------------- ------------------------------------------------------------------------------------
Risks of unleveraged            Unleveraged derivative instruments involve the risk that a
derivative  instruments         rise in  interest  rates  will  cause  the value of the
including asset-backed and      instrument to fall.  A fall in interest rates will
mortgage-backed                 typically cause the value of these  instruments to rise.
securities                      These instruments are also subject to the risk that the
                                issuer will default or otherwise fail to meet
                                its  obligations.  In addition, mortgage-backed securities are subject to the risk that the life  of the security
                                will be  extended  beyond  its  expected  repayment time.
                                This typically  occurs during  periods  of  rising  interest rates and often  reduces  the  security's  value.  During
                                periods of falling interest rates, unanticipated
                                prepayments  may occur  which also  reduces  the
                                security's value.
------------------------------- ------------------------------------------------------------------------------------
Risks  of  derivative           Many  derivative  instruments  involve  leverage,   which
instruments,  including         increases  market risks.   Leverage magnifies gains and
financial  futures,             losses on  derivatives  relative to changes in the value of
Options on  futures,            underlying assets.  If a derivative is used for hedging purposes, changes
Securities  and  index          in the value of the  derivative  may not match those of the hedged
options, swaps,                 asset.  Over the  counter  derivatives may be illiquid or hard to value
caps, floors, collars           accurately.  In addition,  the other party may default on its  obligations.
and structured securities.      If markets for  underlying assets do not  move in the right  direction, a fund's performance may be worse than if it had not used derivatives.
------------------------------- ------------------------------------------------------------------------------------

                        PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

                          Description of Reorganization

Shareholders are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

  o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on March 26, 1999, but may occur on any later date before October 31, 1999. V.A. World Bond Fund will transfer all of its assets to V.A. Strategic Income Fund and V.A. Strategic Income Fund will assume all of V.A. World Bond Fund's liabilities. This will result in the addition of V.A. World Bond Fund's assets to V.A. Strategic Income Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

  o V.A. Strategic Income Fund will issue to V.A. World Bond Fund shares in an amount equal to the aggregate net asset value of V.A. World Bond Fund's shares. As part of the liquidation of V.A. World Bond Fund, these shares will be distributed immediately to shareholders of record of V.A. World Bond Fund in proportion to their holdings on the reorganization date. As a result, shareholders of V.A. World Bond Fund will end up as shareholders of V.A. Strategic Income Fund.

  o After the reorganization is over, the existence of V.A. World Bond Fund will be terminated.

Reasons for the Proposed Reorganization

The Board of Trustees of V.A. World Bond Fund believes that the proposed reorganization will be advantageous to the shareholders of V.A. World Bond Fund for several reasons. The Board of Trustees considered the following matters, among others, in approving the proposal.

First, shareholders may be better served by a fund offering more diversification. V.A. Strategic Income Fund has a larger asset size than V.A. World Bond Fund and may invest in a broader range of securities including domestic high yield bonds and government bonds as well as foreign bonds and government bonds. Combining the funds' assets into a single investment portfolio may broaden diversification, making investors less vulnerable to weakness in any single sector of the bond market.

Second, V.A. Strategic Income Fund shares have performed better than V.A. World Bond Fund over the past year and since inception on August 29, 1996. While past performance cannot predict future results, the Trustees believe that V.A. Strategic Income Fund is better positioned than V.A. World Bond Fund to continue to generate strong returns because of its greater flexibility to choose from among a broader range of investment opportunities.

Third, a combined fund may offer economies of scale that can lead to better control over expenses than is possible for V.A. World Bond Fund alone. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services.

Fourth, investor interest in multi-sector income funds has been larger than that of funds focused on foreign bonds. Diminished investor demand could hinder V.A. World Bond Fund's prospects for asset growth and expense reduction in the future. Conversely, existing and anticipated demand for multi-sector bond funds should increase the potential for asset growth and expense reduction for V.A. Strategic Income Fund.

The Trustees believe that V.A. Strategic Income Fund shareholders will also benefit from improved diversification as a result of the reorganization. Because V.A. Strategic Income Fund is a larger fund than V.A. World Bond Fund, the Trustees feel that the addition of V.A. World Bond Fund's assets may add to the diversification of V.A. Strategic Income Fund's overall portfolio. This opportunity provides an economic benefit to V.A. Strategic Income Fund and its shareholders.

The Boards of Trustees of both funds also considered that the adviser will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The Trustees believe, however, that these savings will not amount to a significant economic benefit to the adviser.

Comparative Fees and Expense Ratios. As discussed above in the Summary, the advisory fee rate paid by V.A. World Bond Fund is higher than the rate paid by V.A. Strategic Income Fund. V.A. Strategic Income Fund's management fee rate of 0.60% and its pro forma management fee rate of 0.60% are lower than V.A. World Bond Fund's management fee rate of 0.75%.

World Bond Fund's gross total annual operating expenses of 2.31% are substantially higher that those of Strategic Income Fund which are 1.13%. Even after the reduction of each fund's other expenses as a result of the adviser's voluntary agreement to limit the funds' other expenses, World Bond Fund's total annual operating expenses (1.00%) are higher than those of Strategic Income Fund (0.85%). After the reorganization, Strategic Income Fund's pro forma total annual operating expenses (0.85%) are less than those of World Bond Fund's gross total annual operating expenses (2.31%) and net total annual operating expenses (1.00%).

V.A. World Bond Fund has not increased its asset size. The Trustees do not believe, given V.A. World Bond Fund's current size and historical growth rate, that V.A. World Bond Fund will grow to an asset size that would allow V.A. World Bond Fund to realize the benefits of economies of scale, including better control over expenses. The Trustees also do not believe that V.A. World Bond Fund will reach an asset size which will allow V.A. World Bond Fund to significantly broaden the diversification of its investment portfolio.

Comparative Performance. The trustees also took into consideration the relative performance of V.A. World Bond Fund and V.A. Strategic Income Fund.

          ---------------------------------------- ---------------------- ------------------------------
                                                   V.A. World Bond Fund   V.A. Strategic Income Fund
          Average Annual Total Return
          ---------------------------------------- ---------------------- ------------------------------
          1 year ended 6/30/98                             3.35%                     10.50%
          ---------------------------------------- ---------------------- ------------------------------
          Since inception on 8/29/96                       3.90%                     12.65%
          ---------------------------------------- ---------------------- ------------------------------

V.A. World Bond Fund's performance has lagged behind the performance of V.A. Strategic Income Fund for the periods shown above.

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

       o The reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368 of the Code;

        o No gain or loss will be recognized by V.A. World Bond Fund upon (1) the transfer of all of its assets to V.A. Strategic Income Fund as described above or (2) the distribution by V.A. World Bond Fund of V.A. Strategic Income Fund shares to V.A. World Bond Fund's shareholders;

        o No gain or loss will be recognized by V.A. Strategic Income Fund upon the receipt of V.A. World Bond Fund's assets solely in exchange for the issuance of V.A. Strategic Income Fund shares and the assumption of all of V.A. World Bond Fund's liabilities by V.A. Strategic Income Fund;

        o The basis of the assets of V.A. World Bond Fund acquired by V.A. Strategic Income Fund will be the same as the basis of those assets in the hands of V.A. World Bond Fund immediately before the transfer;

        o The tax holding period of the assets of V.A. World Bond Fund in the hands of V.A. Strategic Income Fund will include V.A. World Bond Fund's tax holding period for those assets;

        o The shareholders of V.A. World Bond Fund will not recognize gain or loss upon the exchange of all their shares of V.A. World Bond Fund solely for V.A. Strategic Income Fund shares as part of the reorganization;

        o The basis of V.A. Strategic Income Fund shares received by V.A. World Bond Fund's shareholders in the reorganization will be the same as the basis of the shares of V.A. World Bond Fund surrendered in exchange; and

        o The tax holding period of the V.A. Strategic Income Fund shares that V.A. World Bond Fund shareholders receive will include the tax holding period of the shares of V.A. World Bond Fund surrendered in the exchange, provided that the shares of V.A. World Bond Fund were held as capital assets on the reorganization date.

Additional Terms of Agreement and Plan of Reorganization

Conditions to Closing the Reorganization. The obligation of V.A. World Bond Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by V.A. Strategic Income Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of V.A. Strategic Income Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including V.A. World Bond Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from V.A. World Bond Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of both funds are subject to approval of the Agreement by the necessary vote of the outstanding shares of V.A. World Bond Fund, in accordance with the provisions of V.A. World Bond Fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization. (see Agreement, paragraph 8).

Termination of Agreement. The Board of Trustees of either V.A. World Bond Fund or V.A. Strategic Income Fund may terminate the Agreement (even if the shareholders of V.A. World Bond Fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. The funds' adviser will be responsible for the expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs.
These expenses are estimated to be approximately $45,400 in total.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of June 30, 1998, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.9176 V.A. Strategic Income Fund shares being issued for each share of V.A. World Bond Fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between June 30, 1998 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.

                                  June 30, 1998

                                   V.A.              V.A.
                                  World            Strategic
                                   Bond             Income            Pro Forma

Net Assets                      $2,457,606        $10,844,333        $13,301,939
Net Asset Value Per  Share           $9.64             $10.51             $10.51
Shares Outstanding                 254,904          1,032,151          1,266,051


It is impossible to predict how many shares of V.A. Strategic Income Fund will actually be received and distributed by V.A. World Bond Fund on the reorganization date. The table should not be relied upon to determine the amount of V.A. Strategic Income Fund shares that will actually be received and distributed.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

------------------------------------------- -----------------------------------------------------------------------
Type of Information                         Headings in Combined Prospectus for V.A. World Bond Fund and V.A.
                                            Strategic Income Fund
------------------------------------------- -----------------------------------------------------------------------
Organization and operation                  Organization and Management of the Fund
------------------------------------------- -----------------------------------------------------------------------
Investment objective and policies           Investment Policies and Strategies
------------------------------------------- -----------------------------------------------------------------------
Portfolio Management                        Organization and Management of the Fund
------------------------------------------- -----------------------------------------------------------------------
Investment adviser and distributor          Organization and Management of the Fund
------------------------------------------- -----------------------------------------------------------------------
Expenses                                    The Fund's Expenses
------------------------------------------- -----------------------------------------------------------------------
Custodian and transfer agent                Organization and Management of the Fund
------------------------------------------- -----------------------------------------------------------------------
Dividends, distributions and taxes          Dividends and Taxes
------------------------------------------- -----------------------------------------------------------------------


                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees of V.A. World Bond Fund, including the Trustees who are not "interested persons" of either fund or the adviser ("independent trustees"), approved the reorganization. In particular, the Trustees determined that the reorganization was in the best interests of
V.A. World Bond Fund and that the interests of V.A. World Bond Fund's shareholders would not be diluted as a result of the reorganization. Similarly, the Board of Trustees of V.A. Strategic Income Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of V.A. Strategic Income Fund and that the interests of V.A. Strategic Income Fund's shareholders would not be diluted as a result of the reorganization.


             --------------------------------------------------------
             The trustees of V.A. World Bond Fund recommend that the
                      shareholders vote for the proposal to
                approve the agreement and plan of reorganization.
             --------------------------------------------------------


                         VOTING RIGHTS AND REQUIRED VOTE

Each share of V.A. World Bond Fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of V.A. World Bond Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of V.A. World Bond Fund means the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

Shares of V.A. World Bond Fund represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

If the required approval of shareholders is not obtained, V.A. World Bond Fund will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

Voting at the Meeting

Contract owners use the voting instruction card as a ballot to give the insurance company voting instructions for those shares attributable to the variable contract as of the record date. When the contract owner completes the voting instruction card and sends it to the insurance company, the insurance company votes its proxy in accordance with the contract owner's instructions. If the contract owner completes and signs the voting instruction card, the shares attributable to the variable contract will be voted as instructed. If the contract owner merely signs and returns the card, the life insurance company will vote those shares in favor of the proposal. If the contract owner does not return the card, the life insurance company will vote those shares in the same proportion as shares for which instructions were received from other contract owners.

Shares of V.A. World Bond Fund which are not attributable to variable contracts will be represented and voted by one of the insurance companies in the same proportion as the voting instructions received from contract owners. These shares include shares purchased with contributions made as seed capital to the fund by the adviser.

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of V.A. World Bond Fund and by personnel of V.A. World Bond Fund's investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Servicing Center. The Servicing Center, together with a third party solicitation firm, has agreed to provide proxy solicitation services to V.A. World Bond Fund at a cost of approximately $1,000.

Revoking Proxies

Each V.A. World Bond Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

       o By filing a written notice of revocation with V.A. World Bond Fund's transfer agent, John Hancock Servicing Center, P.O. Box 9298, Boston, Massachusetts 02210, or

       o By returning a duly executed proxy with a later date before the time of the meeting, or

       o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of V.A. World Bond Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Contract owners may revoke their voting instructions at any time before the proxy is voted by the life insurance company by following the procedure outlined above for revoking proxies.

Outstanding Shares and Quorum

As of January 22, 1999, _______ shares of beneficial interest of V.A. World Bond Fund were outstanding. Only shareholders of record on January 22, 1999 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of V.A. World Bond Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

V.A. World Bond Fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of V.A. World Bond Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.


                        OWNERSHIP OF SHARES OF THE FUNDS

As of January 31, 1999, outstanding shares of each fund were owned as follows:

------------------------------------------ -------------------------------------
       V.A. World Bond Fund                    V.A. Strategic Income Fund
------------------------------------------- ------------------------------------

------------------------------------------- ------------------------------------


                                     EXPERTS

The financial statements and the financial highlights of each fund as of December 31, 1997 and for the periods then ended and the unaudited financial statements and financial highlights of each fund as of June 30, 1998 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights as of December 31, 1997 have been independently audited by Ernst & Young LLP as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their report given on their authority as experts in accounting and auditing.

                              AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of this material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at (http://www.sec.gov).




S:/corporate sec/proxy/vaworldbond3h&d

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 9th day of December, 1998, by and between John Hancock V.A. Strategic Income Fund (the "Acquiring Fund") and John Hancock V.A. World Bond Fund Fund (the "Acquired Fund"), each a series of John Hancock Declaration Trust, a Massachusetts business trust (the "Trust"), with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 5.5 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of shares of beneficial interest of the Acquired Fund, as of the close of business on March 26, 1999 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets"), assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations with respect to the Acquiring Fund shall be provided by Investors Bank & Trust Company (the "Acquiring Fund Custodian"), as custodian and pricing agent for the Acquiring Fund and, with respect to the Acquired Fund by State Street Bank and Trust Company (the "Acquired Fund's Custodian").

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement whether or not these transactions are consummated.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

2.1 The net asset values of the Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Acquiring Fund Shares shall be computed by the Acquiring Fund's Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund to be transferred shall be computed by the Acquired Fund's Custodian by calculating the value of the assets transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets less the liabilities assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by each Custodian in accordance with its regular practice as pricing agent for its respective Fund.

3.   CLOSING AND CLOSING DATE

3.1 The Closing Date shall be March 26, 1999 or such other date on or before October 31, 1999 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Acquired Fund's Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Acquiring Fund's Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Acquiring Fund's Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund's Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Acquiring Fund's Custodian recording the transfer of beneficial ownership on its records. The cash delivered shall be in the form of currency or by the Acquiring Fund's Custodian crediting the Acquiring
       Fund's account maintained with the Acquiring Fund's Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before October 31, 1999, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

4.1 The Trust on behalf of each Fund represents, warrants and covenants as follows:

    (a) The Trust is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust nor either Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. Each Fund is a diversified series of the Trust;

    (c) The Trust and each Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust's Declaration of Trust, as amended and restated (the "Trust's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or either Fund is a party or by which it is bound;

    (d) Except as otherwise disclosed in writing and accepted by either Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or either Fund or any of either Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor either Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects either Fund's business or its ability to consummate these transactions;

    (e) Neither fund has any material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the respective Fund at or prior to the Closing Date;

    (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of December 31, 1997 and the related statement of operations as well as the Acquired Fund's unaudited statements dated June 30, 1998 (copies of which have been furnished to the Acquiring Fund) present fairly in all material respects the financial condition of the Acquired Fund as of June 30, 1998 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of those dates not disclosed therein;

    (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of December 31, 1997 and the related statement of operations as well as the Acquired Fund's unaudited statements dated June 30, 1998 (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial condition of the Acquiring Fund as of June 30, 1998 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of those dates not disclosed therein;

    (h) Since June 30, 1998, there has not been any material adverse change in either Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by either Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the other Fund;

    (i) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

    (j)Each of the Funds and its predecessors has qualified as a regulated investment company for each taxable year of its operation and will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

    (k)The authorized capital of each Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of each Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the other Fund. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph
       3.4 hereof. Neither Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, or any security convertible into any of its shares of beneficial interest;

    (l) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

    (m)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust on behalf of each Fund, and this Agreement constitutes a valid and binding obligation of the Trust and each Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

    (n) The information to be furnished by each Fund for use in all necessary documents will be accurate, complete and comply in all material respects with all applicable laws and regulations;

    (o) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof, on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, will not contain any untrue or misleading statement of a material fact, or omit a required or necessary material fact.

    (p) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for the Acquiring Fund, each dated May 1, 1998, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 to be filed in connection with this Agreement (the "Registration Statement") will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder. The Registration Statement will not include any untrue or misleading statement of material fact, or omit a required or necessary material fact.

    (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by either Fund of the transactions contemplated by this Agreement, except for the registration of the Acquiring Fund shares under the 1933 Act and the 1940 Act;

    (r) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly stated herein to the contrary, each Fund will operate its respective businesses in the ordinary course between the date hereof and the Closing Date, including customary dividends and any distributions that may be advisable.

5.2 The Trust will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.5 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President or Treasurer of the Acquired Fund.

5.6 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares.

5.7 The Trust on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF BOTH FUNDS

The obligations of each Fund to complete the transactions provided for herein shall be subject to the performance by the other Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition, the following conditions:

6.1 All representations and warranties of each Fund in this Agreement will be true and correct in all material respects as of the date of the Agreement and, unless affected by the transactions contemplated by the Agreement, on the Closing Date; and each Fund will deliver to the other Fund a certificate signed by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date to the effect that the representations and warranties made in this Agreement are true and correct as of the Closing Date, except as affected by the transactions contemplated by this Agreement, and as to any other matters as either Fund reasonably requests.

6.2 The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

6.3 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation.

7.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS

The obligations hereunder of each Fund are subject to the further conditions that on or before the Closing Date:

7.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing approval by the Acquired Fund's shareholders shall have been delivered to the Acquiring Fund;


7.2 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

7.3 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

7.4 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust on behalf of each Fund, substantially to the effect that for federal income tax purposes:

    (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

    (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;

    (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

    (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

    (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

    (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

    (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

The Trust agrees to make and provide representations with respect to the Acquiring Fund and the Acquired Fund, respectively, which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this Paragraph 7.4. Notwithstanding anything herein to the contrary, the Trust may not waive the conditions set forth in this Paragraph 7.4.

8.   BROKERAGE FEES AND EXPENSES

8.1 The Trust on behalf of each Fund represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2 Each Fund shall bear its own expenses in connection with carrying out the terms of this Agreement and if the Agreement is terminated no party will be liable to another party for damages.

9.   TERMINATION

9.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may terminate this Agreement at or prior to the Closing Date by resolution of the Trust's Board of Trustees if, in the good faith opinion of the Board, proceeding with the Agreement is not in the best interests of the Trust or either Fund's shareholders.
9.2 The representations, warranties and covenants in the Agreement and related documents will survive the consummation of the transactions contemplated by the Agreement.

10.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of each Fund. However, following the meeting of the Acquired Fund shareholders held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of these shareholders without their further approval; provided, however, that nothing contained in this Article 10 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

11.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

11.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

11.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

11.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.5 All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as the Trustees, officers, agents and shareholders of the Trust assume no personal liability for obligations entered into on behalf of the Trust. None of the other series of the Trust shall be responsible for any obligations assumed by on or behalf of the Acquired Fund or the Acquiring Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

                  JOHN HANCOCK DECLARATION TRUST on behalf of
                  JOHN HANCOCK V.A. STRATEGIC INCOME FUND



                  By: /s/ Anne C. Hodsdon
                  -----------------------------------------
                                          Anne C. Hodsdon
                                             President




                  JOHN HANCOCK DECLARATION TRUST on behalf of
    JOHN HANCOCK V.A. WORLD BOND FUND



                  By: /s/ Susan S. Newton
                  ------------------------------------------
                                          Susan S. Newton
                                   Vice President and Secretary

                         JOHN HANCOCK DECLARATION TRUST
Supplement to Prospectus and Statement of Additional Information dated May 1, 1998.

The name of John Hancock V.A. Sovereign Bond Fund has been changed to John Hancock V.A. Bond Fund, effective October 1, 1998.


On pages 18 and 19, the "Organization and Management of the Funds" has been changed as follows:


V.A. Emerging Growth Fund

Bernice S. Behar, CFA, leads the fund's portfolio management team. Other team members are managers Laura Allen, CFA and Anurag Pandit, CFA. Ms. Behar, senior vice president, has been in the investment business since 1986 and has managed the fund since 1996. Ms. Allen, senior vice president has been in the investment business since 1981 and joined the fund's management team in 1998. Mr. Pandit, vice president, has been in the investment business since 1984 and a member of the fund's team since 1996.

John Hancock V.A. Bond Fund

Mr. James K. Ho, CFA, leads the Fund's portfolio management team and has been primarily responsible for the management of the Fund since its inception. Mr. Ho, an executive vice president, has been associated with the Adviser since 1985 and in the investment business since 1977. Other team members since 1998 are Mr. Anthony A. Goodchild and Mr. Benjamin A. Matthews, vice presidents, who have been associated with the Adviser since 1994 and 1995, respectively, and have been in the investment business for thirty and twenty-five years, respectively.

John Hancock V.A. World Bond Fund

Fred Cavanaugh, Jr., Anthony A. Goodchild and James K. Ho lead the fund's portfolio management team. Mr. Cavanaugh and Mr. Ho have been members of the team since 1998 and Mr. Goodchild since inception. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973 and joined the Adviser in 1986. Mr. Goodchild, senior vice president, has been in the investment business since 1968 and joined the Adviser in 1994. Mr. Ho, executive vice president, has been in the investment business since 1977 and joined the Adviser in 1985.


September 25, 1998

VA0PS 9/98

           Supplement to the John Hancock Declaration Trust Prospectus
                      for John Hancock V.A. World Bond Fund




On December 8, 1998, the Trustees of the John Hancock V. A. World Bond Fund (the
"Fund")   voted  to  recommend   that  the   shareholders   approve  a  tax-free
reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled for March 18, 1999, the Fund would transfer all of its assets and liabilities to the John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund") in a tax-free exchange for shares of equal value of V.A. Strategic Income Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to shareholders on or about February 18, 1999.

Effective December 9, 1998, John Hancock V.A. World Bond Fund will be closed to all new accounts.


December 9, 1998

                               JOHN HANCOCK FUNDS
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                         JOHN HANCOCK DECLARATION TRUST

                                   PROSPECTUS
                                  May 1, 1998

The John Hancock Declaration Trust consists of fifteen mutual funds, each of which is described in this Prospectus (each, a "Fund" and collectively, the "Funds"):

                      JOHN HANCOCK V.A. INTERNATIONAL FUND
                      JOHN HANCOCK V.A. REGIONAL BANK FUND
                  JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND
                     JOHN HANCOCK V.A. EMERGING GROWTH FUND
                  JOHN HANCOCK V.A. SPECIAL OPPORTUNITIES FUND
                         JOHN HANCOCK V.A. GROWTH FUND
                    JOHN HANCOCK V.A. GROWTH AND INCOME FUND
                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND
                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND
                        JOHN HANCOCK V.A. 500 INDEX FUND
                     JOHN HANCOCK V.A. SOVEREIGN BOND FUND
                    JOHN HANCOCK V.A. STRATEGIC INCOME FUND
                     JOHN HANCOCK V.A. HIGH YIELD BOND FUND
                       JOHN HANCOCK V.A. WORLD BOND FUND
                      JOHN HANCOCK V.A. MONEY MARKET FUND

--------------------------------------------------------------------------------


                                                                  Page
TABLE OF CONTENTS                                                  ----
The Funds' Financial Highlights.............................         3
Investment Objective and Overview of Each Fund..............         8
Investment Policies and Strategies..........................        10
Purchase and Redemption of Shares...........................        16
     Investments in Shares of the Funds.....................        16
     Share Price............................................        16
     Redeeming Shares.......................................        16
Organization and Management of the Funds....................        17
The Funds' Expenses.........................................        19
Dividends and Taxes.........................................        20
Performance.................................................        20
Risk Factors, Investments and Techniques....................        21
Appendix....................................................        30


AN INVESTMENT IN JOHN HANCOCK V.A. MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

JOHN HANCOCK V.A. STRATEGIC INCOME FUND AND JOHN HANCOCK V.A. HIGH YIELD BOND FUND MAY INVEST UP TO 100% OF THEIR RESPECTIVE TOTAL ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "RISK FACTORS, INVESTMENTS AND TECHNIQUES" AND THE APPENDIX.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                        (continued on next page)

                            [RECYCLING ARROWS LOGO]   Printed on Recycled Paper.

[JOHN HANCOCK FUNDS LOGO]

(continued from prior page)

This Prospectus sets forth information about the Funds that you should know before investing. Please read and retain it for future reference. The Funds are designed primarily to provide investment vehicles for variable annuity and variable life insurance contracts ("Variable Contracts") of various insurance companies. This Prospectus should be read in conjunction with the separate account Prospectus of the specific insurance product which accompanies this Prospectus. Except for World Bond Fund, a non-diversified series, each Fund is a diversified series of John Hancock Declaration Trust (the "Trust").

Additional information about the Trust and the Funds has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Funds' Statement of Additional Information, dated May 1, 1998, which is incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Servicing Center ("Servicing Center"), P.O. Box 9298, Boston, Massachusetts 02205-9298, 1-800-824-0335. Shares of a Fund may not be available in your state due to various insurance or other regulations. Please check with your insurance company for Funds that are available in your state. Inclusion of a Fund in this Prospectus which is not available in your state is not to be considered a solicitation.

THE FUNDS' FINANCIAL HIGHLIGHTS

The information in the following table of Financial Highlights has been audited by Ernst & Young LLP, the Funds' independent auditor, whose report is included in the Funds' 1997 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Servicing Center at the address or telephone number listed on the front page of this Prospectus. V.A. Regional Bank Fund, V.A. Special Opportunities Fund, V.A. Growth and Income Fund and V.A. High Yield Bond Fund are newly organized series of the Trust and have no operating history.

Selected data for a share outstanding throughout the period indicated is as follows:

                                                                                                   V.A. FINANCIAL

                                                        V.A. INTERNATIONAL FUND                  INDUSTRIES FUND
                                               -------------------------------------------      --------------------
                                                   PERIOD ENDED             YEAR ENDED              PERIOD ENDED
                                               DECEMBER 31, 1996(1)      DECEMBER 31, 1997      DECEMBER 31, 1997(2)
                                               --------------------      -----------------      --------------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.......        $ 10.00                  $ 11.23                  $ 10.00
                                                     -------                  -------                  -------
  Net Investment Income (loss)(3)............           0.07                     0.05                     0.11
  Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency
    Transactions.............................           1.20                    (0.13)                    3.39
                                                     -------                  -------                  -------
      Total from Investment Operations.......           1.27                    (0.08)                    3.50
                                                     -------                  -------                  -------
  Less Distributions:
    Dividends from Net Investment Income.....          (0.04)                   (0.01)                   (0.05)
    Distributions from Net Realized Gain on
      Investments Sold.......................             --                    (0.64)                   (0.01)
                                                     -------                  -------                  -------
      Total Distributions....................          (0.04)                   (0.65)                   (0.06)
                                                     -------                  -------                  -------
  Net Asset Value, End of Period.............        $ 11.23                  $ 10.50                  $ 13.44
                                                     =======                  =======                  =======
  Total Investment Return at Net Asset Value
    (5)......................................          12.75%(7)                (0.54%)                  35.05%(7)
  Total Adjusted Investment Return at Net
    Asset Value (5)(6).......................          12.07%(7)                (1.43%)                  34.71%(7)
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000s omitted)...        $ 2,267                  $ 3,792                  $18,465
  Ratio of Expenses to Average Net Assets....           1.15%(8)                 1.15%                    1.05%(8)
  Ratio of Adjusted Expenses to Average Net
    Assets (9)...............................           3.13%(8)                 2.04%                    1.39%(8)
  Ratio of Net Investment Income (loss)to
    Average Net Assets.......................           2.03%(8)                 0.43%                    1.32%(8)
  Ratio of Adjusted Net Investment Income
    (loss) to Average Net Assets (9).........           0.05%(8)                (0.46%)                   0.98%(8)
  Portfolio Turnover Rate....................             14%                     273%                      11%
  Fee Reduction Per Share (3)................        $  0.07                  $  0.10                  $  0.03
  Average Brokerage Commission Rate (10).....        $0.0162                  $0.0221                  $0.0696




                                                        V.A. EMERGING GROWTH FUND
                                               -------------------------------------------
                                                   PERIOD ENDED             YEAR ENDED
                                               DECEMBER 31, 1996(1)      DECEMBER 31, 1997
                                               --------------------      -----------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.......        $ 10.00                  $  9.32
                                                     -------                  -------
  Net Investment Income (loss)(3)............           0.02                    (0.02)
  Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency
    Transactions.............................          (0.68)                    1.05
                                                     -------                  -------
      Total from Investment Operations.......          (0.66)                    1.03
                                                     -------                  -------
  Less Distributions:
    Dividends from Net Investment Income.....          (0.02)                   (0.00)(4)
    Distributions from Net Realized Gain on
      Investments Sold.......................             --                       --
                                                     -------                  -------
      Total Distributions....................          (0.02)                   (0.00)
                                                     -------                  -------
  Net Asset Value, End of Period.............        $  9.32                  $ 10.35
                                                     =======                  =======
  Total Investment Return at Net Asset Value
    (5)......................................          (6.62%)(7)               11.06%
  Total Adjusted Investment Return at Net
    Asset Value (5)(6).......................          (8.05%)(7)                9.34%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000s omitted)...        $   975                  $ 3,841
  Ratio of Expenses to Average Net Assets....           1.00%(8)                 1.00%
  Ratio of Adjusted Expenses to Average Net
    Assets (9)...............................           5.19%(8)                 2.72%
  Ratio of Net Investment Income (loss)to
    Average Net Assets.......................           0.62%(8)                (0.16%)
  Ratio of Adjusted Net Investment Income
    (loss) to Average Net Assets (9).........          (3.57%)(8)               (1.88%)
  Portfolio Turnover Rate....................             31%                      79%
  Fee Reduction Per Share (3)................        $  0.14                  $  0.17
  Average Brokerage Commission Rate (10).....        $0.0694                  $0.0687

 (1) Commenced operations on August 29, 1996.
 (2) Commenced operations on April 30, 1997.
 (3) Based on the average of the shares outstanding at the end of each month.
 (4) Less than $0.01 per share.
 (5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
 (7) Not annualized.
 (8) Annualized.
 (9) Unreimbursed, without fee reduction.
(10) Per portfolio share traded.

THE FUNDS' FINANCIAL HIGHLIGHTS



                                                  V.A. GROWTH FUND
                                           (FORMERLY V.A. DISCOVERY FUND)                    V.A. INDEPENDENCE EQUITY FUND
                                     -------------------------------------------      -------------------------------------------
                                         PERIOD ENDED             YEAR ENDED              PERIOD ENDED             YEAR ENDED
                                     DECEMBER 31, 1996(1)      DECEMBER 31, 1997      DECEMBER 31, 1996(1)      DECEMBER 31, 1997
                                     --------------------      -----------------      --------------------      -----------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of
    Period.........................        $ 10.00                  $  9.39                 $ 10.00                  $ 11.11
                                           -------                  -------                 -------                  -------
  Net Investment Income (loss)
    (2)............................          (0.01)                   (0.04)                   0.06                     0.16
  Net Realized and Unrealized Gain
    (Loss) on Investments..........          (0.60)                    1.38                    1.12                     3.23
                                           -------                  -------                 -------                  -------
      Total from Investment
        Operations.................          (0.61)                    1.34                    1.18                     3.39
                                           -------                  -------                 -------                  -------
  Less Distributions:
    Dividends from Net Investment
      Income.......................             --                       --                   (0.06)                   (0.14)
    Distributions from Net Realized
      Gain on Investments Sold.....             --                       --                   (0.01)                   (0.25)
                                           -------                  -------                 -------                  -------
      Total Distributions..........             --                       --                   (0.07)                   (0.39)
                                           -------                  -------                 -------                  -------
  Net Asset Value, End of Period...        $  9.39                  $ 10.73                 $ 11.11                  $ 14.11
                                           =======                  =======                 =======                  =======
  Total Investment Return at Net
    Asset Value (3)................          (6.10%)(5)               14.27%                  11.78%(5)                30.68%
  Total Adjusted Investment Return
    at Net Asset Value (3)(4)......          (7.39%)(5)               12.90%                  10.66%(5)                30.04%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000s
    omitted).......................        $   994                  $ 3,733                 $ 1,149                  $ 8,719
  Ratio of Expenses to Average Net
    Assets.........................           1.00%(6)                 1.00%                   0.95%(6)                 0.95%
  Ratio of Adjusted Expenses to
    Average Net Assets (7).........           4.76%(6)                 2.37%                   4.23%(6)                 1.59%
  Ratio of Net Investment Income to
    Average Net Assets.............          (0.23%)(6)               (0.39%)                  1.60%(6)                 1.24%
  Ratio of Adjusted Net Investment
    Income to Average Net Assets
    (7)............................          (3.99%)(6)               (1.76%)                 (1.68%)(6)                0.60%
  Portfolio Turnover Rate..........             68%                     136%                     24%                      53%
  Fee Reduction Per Share (2)......        $  0.13                  $  0.13                 $  0.12                  $  0.08
  Average Brokerage Commission Rate
    (8)............................        $0.0691                  $0.0694                 $0.0210                  $0.0249

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded.

THE FUNDS' FINANCIAL HIGHLIGHTS



                                                 V.A. 500 INDEX FUND                         V.A. SOVEREIGN INVESTORS FUND
                                     -------------------------------------------      -------------------------------------------
                                         PERIOD ENDED             YEAR ENDED              PERIOD ENDED             YEAR ENDED
                                     DECEMBER 31, 1996(1)      DECEMBER 31, 1997      DECEMBER 31, 1996(1)      DECEMBER 31, 1997
                                     --------------------      -----------------      --------------------      -----------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of
    Period.........................        $ 10.00                  $ 10.44                 $ 10.00                  $ 10.74
                                           -------                  -------                 -------                  -------
  Net Investment Income (2)........           0.17                     0.30                    0.07                     0.22
  Net Realized and Unrealized Gain
    (Loss) on Investments and
    Financial Futures Contracts....           0.98                     2.72                    0.76                     2.82
                                           -------                  -------                 -------                  -------
      Total from Investment
        Operations.................           1.15                     3.02                    0.83                     3.04
                                           -------                  -------                 -------                  -------
  Less Distributions:
    Dividends from Net Investment
      Income.......................          (0.16)                   (0.30)                  (0.07)                   (0.18)
    Distributions from Net Realized
      Gain on Investments Sold.....          (0.55)                   (0.54)                  (0.02)                   (0.01)
                                           -------                  -------                 -------                  -------
      Total Distributions..........          (0.71)                   (0.84)                  (0.09)                   (0.19)
                                           -------                  -------                 -------                  -------
  Net Asset Value, End of Period...        $ 10.44                  $ 12.62                 $ 10.74                  $ 13.59
                                           =======                  =======                 =======                  =======
  Total Investment Return at Net
    Asset Value (3)................          11.49%(5)                29.51%                   8.30%(5)                28.43%
  Total Adjusted Investment Return
    at Net Asset Value (3)(4)......          11.25%(5)                29.27%                   7.30%(5)                28.12%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000s
    omitted).......................        $ 4,049                  $20,008                 $ 1,111                  $12,187
  Ratio of Expenses to Average Net
    Assets.........................           0.60%(6)                 0.36%                   0.85%(6)                 0.85%
  Ratio of Adjusted Expenses to
    Average Net Assets (7).........           1.31%(6)                 0.60%                   3.78%(6)                 1.16%
  Ratio of Net Investment Income to
    Average Net Assets.............           4.57%(6)                 2.45%                   1.90%(6)                 1.81%
  Ratio of Adjusted Net Investment
    Income (loss) to Average Net
    Assets (7).....................           3.86%(6)                 2.21%                  (1.03%)(6)                1.50%
  Portfolio Turnover Rate..........             --                        9%                     17%                      11%
  Fee Reduction Per Share (2)......        $  0.03                  $  0.03                 $  0.11                  $  0.04
  Average Brokerage Commission Rate
    (8)............................        $0.0500                  $0.0357                 $0.0235                  $0.0700

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded.

THE FUNDS' FINANCIAL HIGHLIGHTS



                                                V.A. WORLD BOND FUND                          V.A. STRATEGIC INCOME FUND
                                     -------------------------------------------      -------------------------------------------
                                         PERIOD ENDED             YEAR ENDED              PERIOD ENDED             YEAR ENDED
                                     DECEMBER 31, 1996(1)      DECEMBER 31, 1997      DECEMBER 31, 1996(1)      DECEMBER 31, 1997
                                     --------------------      -----------------      --------------------      -----------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of
    Period.........................         $10.00                  $10.20                   $10.00                  $10.30
                                            ------                  ------                   ------                  ------
  Net Investment Income (2)........           0.20                    0.59                     0.27                    0.91
  Net Realized and Unrealized Gain
    (Loss) on Investments and
    Foreign Currency
    Transactions...................           0.20                   (0.46)                    0.36                    0.26
                                            ------                  ------                   ------                  ------
      Total from Investment
        Operations.................           0.40                    0.13                     0.63                    1.17
                                            ------                  ------                   ------                  ------
  Less Distributions:
    Dividends from Net Investment
      Income.......................          (0.20)                  (0.21)                   (0.27)                  (0.91)
    Distributions in Excess of Net
      Investment Income                         --                   (0.09)                      --                      --
    Tax Return of Capital                       --                   (0.29)                      --                      --
    Distributions from Net Realized
      Gain on Investments Sold.....             --                      --                    (0.06)                  (0.09)
                                            ------                  ------                   ------                  ------
      Total Distributions..........          (0.20)                  (0.59)                   (0.33)                  (1.00)
                                            ------                  ------                   ------                  ------
  Net Asset Value, End of Period...         $10.20                  $ 9.74                   $10.30                  $10.47
                                            ======                  ======                   ======                  ======
  Total Investment Return at Net
    Asset Value (3)................           4.05%(5)                1.37%                    6.45%(5)               11.77%
  Total Adjusted Investment Return
    at Net Asset Value (3)(4)......           3.30%(5)                0.07%                    5.96%(5)               11.25%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000s
    omitted).......................         $2,083                  $2,303                   $2,131                  $5,540
  Ratio of Expenses to Average Net
    Assets.........................           1.00%(6)                1.00%                    0.85%(6)                0.85%
  Ratio of Adjusted Expenses to
    Average Net Assets (7).........           3.19%(6)                2.30%                    2.28%(6)                1.37%
  Ratio of Net Investment Income to
    Average Net Assets.............           5.83%(6)                5.98%                    7.89%(6)                8.77%
  Ratio of Adjusted Net Investment
    Income to Average Net Assets
    (7)............................           3.64%(6)                4.68%                    6.46%(6)                8.25%
  Portfolio Turnover Rate..........             30%                    176%                      73%                    110%
  Fee Reduction Per Share (2)......         $ 0.08                  $ 0.13                   $ 0.05                  $ 0.05

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

THE FUNDS' FINANCIAL HIGHLIGHTS



                                              V.A. SOVEREIGN BOND FUND                          V.A. MONEY MARKET FUND
                                     -------------------------------------------      -------------------------------------------
                                         PERIOD ENDED             YEAR ENDED              PERIOD ENDED             YEAR ENDED
                                     DECEMBER 31, 1996(1)      DECEMBER 31, 1997      DECEMBER 31, 1996(1)      DECEMBER 31, 1997
                                     --------------------      -----------------      --------------------      -----------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of
    Period.........................         $10.00                  $10.19                   $ 1.00                  $ 1.00
                                            ------                  ------                   ------                  ------
  Net Investment Income (2)........           0.23                    0.68                     0.02                    0.05
  Net Realized and Unrealized Gain
    on Investments.................           0.21                    0.24                       --                      --
                                            ------                  ------                   ------                  ------
      Total from Investment
        Operations.................           0.44                    0.92                     0.02                    0.05
                                            ------                  ------                   ------                  ------
  Less Distributions:
    Dividends from Net Investment
      Income.......................          (0.23)                  (0.68)                   (0.02)                  (0.05)
    Distributions from Net Realized
      Gain on Investments Sold.....          (0.02)                  (0.07)                      --                      --
                                            ------                  ------                   ------                  ------
      Total Distributions..........          (0.25)                  (0.75)                   (0.02)                  (0.05)
                                            ------                  ------                   ------                  ------
  Net Asset Value, End of Period...         $10.19                  $10.36                   $ 1.00                  $ 1.00
                                            ======                  ======                   ======                  ======
  Total Investment Return at Net
    Asset Value (3)................           4.42%(5)                9.30%                    1.61%(5)                4.88%
  Total Adjusted Investment Return
    at Net Asset Value (3)(4)......           3.25%(5)                7.52%                   (7.55%)(5)               4.36%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000s
    omitted).......................         $1,056                  $3,682                   $  207                  $8,377
  Ratio of Expenses to Average Net
    Assets.........................           0.75%(6)                0.75%                    0.75%(6)                0.75%
  Ratio of Adjusted Expenses to
    Average Net Assets (7).........           4.15%(6)                2.53%                   27.48%(6)                1.27%
  Ratio of Net Investment Income to
    Average Net Assets.............           6.69%(6)                6.57%                    4.68%(6)                4.86%
  Ratio of Adjusted Net Investment
    Income (loss) to Average Net
    Assets (7).....................           3.29%(6)                4.79%                  (22.05%)(6)               4.34%
  Portfolio Turnover Rate..........             45%                    193%                      --                      --
  Fee Reduction Per Share (2)......         $ 0.12                  $ 0.18                   $ 0.08                  $0.00(8)

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

INVESTMENT OBJECTIVE AND OVERVIEW OF EACH FUND

JOHN HANCOCK V.A. INTERNATIONAL FUND ("International Fund") seeks long-term growth of capital. The Fund invests primarily in equity securities of foreign companies and governments.

JOHN HANCOCK V.A. REGIONAL BANK FUND ("Regional Bank Fund") seeks long-term capital appreciation. The Fund invests primarily in regional banks and lending institutions, including: commercial and industrial banks, savings and loan associations and bank holding companies.

JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND ("Financial Industries Fund") seeks capital appreciation primarily through investments in equity securities of financial services companies throughout the world.

JOHN HANCOCK V.A. EMERGING GROWTH FUND ("Emerging Growth Fund") seeks long-term growth of capital. The potential for growth of capital is the sole basis for selection of portfolio securities. Current income is not a factor in this selection.

JOHN HANCOCK V.A. SPECIAL OPPORTUNITIES FUND ("Special Opportunities Fund") seeks long term capital appreciation. The Fund invests primarily in equity securities of domestic and foreign issuers in various economic sectors, selected according to both macroeconomic factors and the outlook for each sector.

JOHN HANCOCK V.A. GROWTH FUND ("Growth Fund") (formerly John Hancock V.A. Discovery Fund) seeks long-term capital appreciation. The Fund invests principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term.

JOHN HANCOCK V.A. GROWTH AND INCOME FUND ("Growth and Income Fund") seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital.

JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND ("Independence Equity Fund") seeks above-average total return, consisting of capital appreciation and income. The Fund will diversify its investments to create a portfolio focused on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long term.

JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND ("Sovereign Investors Fund") seeks long-term growth of capital and income without assuming undue market risks. At times, however, because of market conditions, the Fund may find it advantageous to invest primarily for current income. The Fund invests primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends.

JOHN HANCOCK V.A. 500 INDEX FUND ("500 Index Fund") seeks to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The 500 Index Fund normally invests at least 80% of the Fund's assets in common stocks of companies that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index.

JOHN HANCOCK V.A. SOVEREIGN BOND FUND ("Sovereign Bond Fund") seeks a high level of current income consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of investment grade fixed income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated high yield, high risk, fixed income securities.

JOHN HANCOCK V.A. STRATEGIC INCOME FUND ("Strategic Income Fund") seeks a high level of current income. The Fund invests primarily in foreign government and corporate fixed income securities, U.S. Government securities and lower-rated high yield, high risk, fixed income securities of U.S. issuers.

JOHN HANCOCK HIGH YIELD BOND FUND ("High Yield Bond Fund") seeks to maximize current income without assuming undue risk. The Fund invests primarily in junk bonds, i.e., lower-rated, higher-yielding debt securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

JOHN HANCOCK V.A. WORLD BOND FUND ("World Bond Fund") seeks a high total investment return, a combination of current income and capital appreciation. The Fund invests primarily in a global portfolio of fixed income securities.

JOHN HANCOCK V.A. MONEY MARKET FUND ("Money Market Fund") seeks maximum current income consistent with capital preservation and liquidity. The Fund invests only in high-quality money market instruments.

There can be no assurance that the Funds will achieve their investment objectives. See "RISK FACTORS, INVESTMENTS AND TECHNIQUES."

The investment adviser of each Fund is John Hancock Advisers, Inc. (the "Adviser"), a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"). The sub-adviser of the International Fund is John Hancock Advisers International Limited ("JHAI"), a wholly owned subsidiary of the Adviser. The sub-adviser of the Independence Equity Fund is Independence Investment Associates, Inc. ("IIA"), a wholly owned indirect subsidiary of the Life Company. The sub-adviser of the Sovereign Investors Fund is Sovereign Asset Management Corporation ("SAMCorp" and, together with IIA and JHAI, the "Sub-advisers"), also a wholly owned indirect subsidiary of the Life Company.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. See "ORGANIZATION AND MANAGEMENT OF THE FUNDS" for a description of the terms of the Adviser's license.
                            ------------------------

INVESTMENT POLICIES AND
STRATEGIES

THE EQUITY FUNDS

    THE EQUITY FUNDS OFFER A RANGE OF INVESTMENT ALTERNATIVES FOCUSING ON COMMON STOCKS.

The INTERNATIONAL FUND, REGIONAL BANK FUND, FINANCIAL INDUSTRIES FUND, EMERGING GROWTH FUND, SPECIAL OPPORTUNITIES FUND, GROWTH FUND, GROWTH AND INCOME FUND, INDEPENDENCE EQUITY FUND, SOVEREIGN INVESTORS FUND, AND 500 INDEX FUND (collectively, the "Equity Funds") invest primarily in equity securities. Each Equity Fund, other than the Growth and Income Fund, invests at least 65% of its assets, and, in the case of the Emerging Growth Fund and 500 Index Fund, 80% of its assets, in equity securities. However, under normal market conditions, the Equity Funds (other than the Growth and Income Fund) are substantially fully invested in common stocks. The Growth and Income Fund will allocate its assets between equity and fixed income securities. Each Equity Fund, other than the 500 Index Fund, is managed according to traditional methods of "active" management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Independence Equity Fund is managed using model driven quantitative techniques. The 500 Index Fund uses a "passive" or "indexing" investment approach and seeks to provide investment results that correspond to rather than replicate the total return performance of the S&P 500 Index by purchasing stocks for the Fund in proportion to their weight in the S&P 500 Index. This indexing technique is achieved through the use of stock optimization modeling.

In addition to common stocks, each Equity Fund (other than the 500 Index Fund) may invest in preferred stock and securities convertible into common and preferred stock. However, if deemed advisable by the Adviser or relevant Sub-adviser, the Equity Funds may invest in cash and any other types of securities including warrants, bonds, notes and other fixed income securities or obligations of domestic governments and their political subdivisions or domestic corporations. The International Fund, Regional Bank Fund, Financial Industries Fund, Emerging Growth Fund, Special Opportunities Fund, Growth Fund and Growth and Income Fund may also invest in obligations of foreign governments and their political subdivisions or foreign corporations. Each Equity Fund other than Regional Bank Fund, and Financial Industries Fund will diversify its investments among a number of industry groups without concentrating more than 25% of its assets in any particular industry.

    THE INTERNATIONAL FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF FOREIGN COMPANIES AND GOVERNMENTS.

Under normal circumstances, at least 65% of the INTERNATIONAL FUND'S total assets are invested in equity securities of issuers located in various countries around the world. Generally, the Fund's portfolio contains securities of issuers from at least three countries other than the United States. Although the Fund may invest in both equity and fixed income securities, the Adviser and JHAI expect that equity securities, such as common stock, preferred stock and securities convertible into common and preferred stock, will ordinarily offer the greatest potential for long-term growth of capital and will constitute substantially all of the Fund's assets. However, if deemed advisable by the Adviser and JHAI, the Fund may invest in any other types of securities that the Adviser and JHAI believe offer long-term capital appreciation due to favorable credit quality, interest rates or currency exchange rates. These securities include warrants, bonds, notes and other debt securities (including Euro-dollar securities) or obligations of domestic or foreign governments and their political subdivisions, or domestic or foreign corporations. The Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world.

In choosing specific investments for the Fund, the Adviser and JHAI generally look for companies whose earnings show a strong growth trend or companies whose current market value per share is undervalued. The Fund will not restrict its investments to any particular size company and, consequently, the portfolio may include the securities of small and relatively less well-known companies. The securities of small and, in some cases, medium sized companies may be subject to more volatile market movements than the securities of larger, more established companies or the stock market averages in general. See "SMALLER CAPITALIZATION COMPANIES."

    THE REGIONAL BANK FUND INVESTS PRIMARILY IN REGIONAL BANKS AND LENDING INSTITUTIONS.

Under normal circumstances, the REGIONAL BANK FUND will invest at least 65% of its total assets in equity securities, including common stock and securities convertible to common stock (such as convertible bonds, convertible preferred stock, and warrants), of regional commercial banks, industrial banks, consumer banks, savings and loans and bank holding companies that receive a substantial portion of their income from banks.

A regional bank is one that provides full service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), whose assets are primarily of domestic origin, and which typically has a principal office outside of New York City and Chicago. The Fund may invest in banks that are not Federal Deposit Insurance Corporation (including any state or federally chartered savings and loan association). Although the Adviser will primarily seek opportunities for capital appreciation, many of the regional banks in which the Fund may invest pay regular dividends. Accordingly, the Fund also expects to receive moderate income.


The Fund may invest up to 35% of its assets in other financial services companies, including companies with significant lending operations and "money center" banks. A "money center" bank is one with a strong international banking business and a significant percentage of international assets, which is typically located in New York or Chicago. In seeking growth opportunities, the Fund's management team may target banks with some or all of the following characteristics: (1) strong market position in a region with a healthy economy, (2) undiscovered fundamental strength evidenced by a low stock price relative earnings, (3) the potential to benefit from a merger or acquisition and (4) leadership that has shown the potential to generate profits without undue risk. For a description of the investment characteristics of the Banking Industry, see the "BANKING INDUSTRY."


    THE FINANCIAL INDUSTRIES FUND INVESTS PRIMARILY IN FINANCIAL SERVICES COMPANIES LOCATED IN THE U.S. AND FOREIGN COUNTRIES.


Under ordinary circumstances, the FINANCIAL INDUSTRIES FUND invests at least 65% of its total assets in equity securities of financial services companies. For this purpose, equity securities include common and preferred stocks and their equivalents (including warrants to purchase and securities convertible into such stocks).


A financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.


The Fund currently uses a strategy of investing in financial services companies that are, in the opinion of the Fund's management team, currently underpriced in consolidating or restructuring industries, or in a position to benefit from regulatory changes. This strategy can be changed at any time. For a description of the investment characteristics of the Financial Industries, see the "FINANCIAL INDUSTRIES."


    THE EMERGING GROWTH FUND INVESTS PRIMARILY IN SMALL-SIZED COMPANIES THAT TEND TO BE AT A STAGE OF DEVELOPMENT ASSOCIATED WITH HIGHER THAN AVERAGE GROWTH.

The EMERGING GROWTH FUND invests in common stocks and other equity securities of domestic and foreign issuers (including convertible securities) of rapidly growing, small-sized companies (with a total market capitalization of up to $1 billion). In normal circumstances, the Fund invests at least 80% of its total assets in these companies. The Adviser selects investments that it believes offer growth potential higher than average for all companies. The Adviser expects that common stocks of rapidly growing smaller capitalization companies in an emerging growth stage of development generally offer the most attractive growth prospects. However, the Fund may also invest in equity securities of larger, more established companies that the Adviser believes offer superior growth potential. The Fund may invest without limitation in securities of foreign issuers.

    THE SPECIAL OPPORTUNITIES FUND INVESTS PRIMARILY IN COMMON STOCKS OF U.S. AND FOREIGN ISSUERS SELECTED FROM VARIOUS INCOME SECTORS.


The SPECIAL OPPORTUNITIES FUND seeks to achieve its investment objective by varying the relative weighting of its portfolio securities among various economic sectors based upon both macroeconomic factors and the outlook for each particular sector. The Adviser selects equity securities for the Fund from various economic sectors, including, but not limited to, the following: basic material, energy, capital equipment, technology, consumer cyclical, retail, consumer staple, health care, transportation, financial and utility. Under normal circumstances, at least 75% of the Fund's equity securities is invested in five or fewer sectors. The Fund may modify these sectors if the Adviser believes that they no longer represent appropriate investments for the Fund, or if other sectors offer better opportunities for investment. Subject to the Fund's policy of investing not more that 25% of its total assets in any one industry, issuers in any one sector may represent all of the Fund's net assets.


In selecting securities for the Fund's portfolio, the Adviser will determine the allocation of assets among equity securities, fixed-income securities and cash, the sectors that will be emphasized at any given time, the distribution of securities among the various sectors, the specific industries within each sector and the specific securities within each industry. A sector is considered a "sector opportunity" when, in the opinion of the Adviser, the issuers in that sector have a high earnings potential. In selecting particular issuers, the Adviser considers price/earnings ratios, ratios of market to book value, earnings growth, product innovation, market share, management quality and capitalization.

    THE GROWTH FUND INVESTS PRINCIPALLY IN COMMON STOCKS OF COMPANIES WHICH THE ADVISER BELIEVES OFFER OUTSTANDING GROWTH POTENTIAL OVER BOTH THE INTERMEDIATE AND LONG TERM.

The GROWTH FUND invests principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies which the Adviser believes offer outstanding growth potential over both the intermediate and long term. The Adviser will pursue the strategy of investing in common stocks of those companies whose five-year average operating earnings and revenue growth are at least two times that of the economy, as measured by the Gross Domestic Product. Companies selected will generally have positive operating earnings growth for five consecutive years, although companies without a five-year record of positive earnings growth may also be selected if, in the opinion of the Adviser, they have significant growth potential.

    THE GROWTH AND INCOME FUND INVESTS IN A DIVERSIFIED PORTFOLIO OF STOCK, BONDS AND MONEY MARKET INSTRUMENTS.

Under normal circumstances, the GROWTH AND INCOME FUND'S equity investments consist of common and preferred stocks which have yielded their holders a dividend return within the preceding 12 months and have the potential to increase dividends in the future; however, non-income producing securities may be held for anticipated increase in value. The Fund may invest in U.S. Government securities and corporate bonds, notes and other debt securities of any maturity.

In selecting equity securities for the Fund, the Adviser emphasizes issuers whose equity securities trade at valuation ratios lower than comparable issuers or the Standard & Poor's Composite Index. Some of the valuation tools used include price to earnings, price to cash flow and price to sales ratios and earnings discount models. The Fund's portfolio will also include securities that the Adviser considers to have the potential for capital appreciation, due to potential recognition of earnings power or asset value which is not fully reflected in the securities' current market value. The Adviser attempts to identify investments which possess characteristics, such as high relative value, intrinsic value, going concern value, net asset value and replacement book value, which are believed to limit sustained downside price risk, generally referred to as the "margin of safety" concept. The Adviser also considers an issuer's financial strength, competitive position, projected future earnings and dividends and other investment criteria.

    THE INDEPENDENCE EQUITY FUND INVESTS PRIMARILY IN COMMON STOCKS OF COMPANIES THAT THE ADVISER AND IIA BELIEVE ARE UNDERVALUED AND HAVE IMPROVING FUNDAMENTALS OVER BOTH THE INTERMEDIATE AND LONG TERM.

The INDEPENDENCE EQUITY FUND diversifies its investments to create a portfolio with a risk profile and characteristics similar to those of the S&P 500 Index. Consequently, the Fund invests in a number of industry groups without concentrating in any particular industry. In determining what constitutes "value," the Adviser and the Fund's Sub-adviser, IIA, seek stocks with the following attributes: high growth relative to price/earnings ratio; rising dividend stream; and high asset value. To determine whether a company's stock exhibits improving fundamentals, the Adviser and IIA look for accelerating earnings growth, positive earnings surprises when compared to the market's expectations and favorable cyclical timing. The Fund may also invest in securities of foreign issuers which are U.S. dollar denominated and traded on a U.S. exchange, in the form of common stocks or American Depository Receipts.

    SOVEREIGN INVESTORS FUND GENERALLY INVESTS IN SEASONED COMPANIES IN SOUND FINANCIAL CONDITION WITH A LONG RECORD OF PAYING DIVIDENDS.

Under normal circumstances, the SOVEREIGN INVESTORS FUND invests at least 65% of its total assets in dividend paying securities. The Adviser expects that common stocks will ordinarily offer the greatest dividend paying potential and will constitute a majority of the Fund's assets. The Fund may also invest a smaller portion of its assets in corporate and U.S. Government fixed income securities. For defensive purposes, however, the Fund may temporarily hold a larger percentage of high grade liquid preferred stock or fixed income securities. The Adviser and the Fund's Sub-adviser, SAMCorp, will select securities for the Fund's portfolio mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution of the Fund's assets among various types of investments is based on general market conditions, the level of interest rates, business and economic conditions and the availability of investments in the equity or fixed income markets. The amount of the Fund's assets that may be invested in either equity or fixed income securities is not restricted and is based upon the judgment of the Adviser or SAMCorp of what might best achieve the Fund's investment objective.

While there is considerable flexibility in the investment grade and type of security in which the Fund may invest, the Fund currently uses a strategy of investing only in those common stocks which have a record of having increased their dividend payout in each of the preceding ten or more years. This "dividend performers" strategy can be changed at any time.

    USING "PASSIVE" OR "INDEXING" INVESTMENT TECHNIQUES, THE 500 INDEX FUND SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE TOTAL RETURN PERFORMANCE OF THE S&P 500 INDEX.

The 500 INDEX FUND normally invests 80% of the Fund's total assets in common stocks of the companies that comprise the S&P 500 Index. The Fund tries to allocate the stocks held in its portfolio in approximately the same proportions as they are represented in the S&P 500 Index, in an attempt to minimize the degree to which the Fund's investment results (before Fund expenses) differ from those of the Index ("tracking error"). This "indexing" technique is a passive approach to investing and is designed for long-term investors seeking a diversified portfolio of common stocks. Unlike other equity funds which seek to "beat" stock market averages, the Fund attempts to "match" the total return performance of the S&P Index and thus provide a predictable return relative to the benchmark. The degree to which the Fund's performance correlates with that of the S&P 500 Index will depend upon the size and cash flows of the Fund, the liquidity of the securities represented in the Index and the Fund's expenses, among other factors. There is no fixed number of component stocks in which the Fund will invest, and there can be no assurance that the Fund's total return will match that of the S&P 500 Index. For a description of the investment characteristics of the S&P 500 Index, see "THE S&P 500 INDEX."

If extraordinary circumstances warrant, the Fund may exclude a stock held in the S&P 500 Index and include a similar stock in its place if doing so will help the Fund achieve its objective. Additionally, the Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 1% of the Fund's assets. The Fund may also enter into stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund will not invest in cash equivalents, futures contracts or options as part of a temporary defensive strategy.

    EACH EQUITY FUND (OTHER THAN THE 500 INDEX FUND) MAY INVEST A PORTION OF ITS TOTAL ASSETS IN CORPORATE AND GOVERNMENTAL FIXED INCOME SECURITIES.

Although under normal market conditions each Equity Fund (other than the Growth and Income Fund) intends to be substantially fully invested in common stocks, each Equity Fund (other than the 500 Index Fund) may invest in fixed income securities for purposes of managing its cash position and for temporary defensive purposes. Fixed income investments of these Funds may include bonds, notes, preferred stock and convertible fixed income securities issued by U.S. corporations or the U.S. Government and its political subdivisions. The International Fund, Regional Bank Fund, Financial Industries Fund, Emerging Growth Fund, Special Opportunities Fund, Growth Fund and Growth and Income Fund may also invest in fixed income securities issued by foreign corporations or foreign governments and their political subdivisions (although no more than 25% of Growth Fund's assets will be invested in foreign securities). The value of fixed income securities varies inversely with interest rates. The value of convertible issues, while influenced by the level of interest rates, will also be affected by the changing value of the underlying common stocks into which they are convertible.

The fixed income securities of International Fund, Emerging Growth Fund, Special Opportunities Fund and Independence Equity Fund will be rated "investment grade" (i.e., rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's")) or, if unrated, determined to be of investment grade quality by the Adviser or relevant Sub-adviser. Growth and Income Fund may invest up to 15% of its net assets in Junk Bonds including convertible securities, that may be rated as low as CC by S&P, Ca by Moody's or their unrated equivalents. Fixed income securities held by Sovereign Investors Fund and the Growth Fund may be rated as low as C by S&P or Moody's. No more than 5% of the Sovereign Investors Fund's and the Growth Fund's assets will be invested in fixed income securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined to be of comparable quality by the Adviser.

The Regional Bank Fund may invest up to 5% of its net assets in below-investment grade debt securities of Banks rated as low as CCC by S&P or Caa by Moody's or, if unrated, determined to be of comparable quality by the Adviser.


The Financial Industries Fund may invest in debt securities of financial services companies and in debt and equity securities of companies outside of the financial services sector. The Fund may invest up to 5% of its net assets in below-investment grade debt securities, rated as low as CCC by S&P or Caa by Moody's or, if unrated, determined to be of comparable quality by the Adviser.


Fixed income securities rated BBB or Baa or higher normally exhibit adequate protection parameters. However, fixed income securities rated BBB or Baa or lower have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than with higher grade bonds. Fixed income securities rated lower than BBB or Baa are high risk securities commonly known as "junk bonds." See "LOWER RATED SECURITIES" and the APPENDIX to this Prospectus for a description of the risks and characteristics of various ratings categories. Each Equity Fund (other than the Sovereign Investors Fund) may retain fixed income securities whose ratings are downgraded below the minimum ratings described above until the Adviser or relevant Sub-adviser determines that disposing of such securities is in the best interests of the affected Fund. If any security in Sovereign Investors Fund's portfolio falls below the Fund's minimum credit quality standards, as a result of a rating downgrade or the Adviser's or Sub-adviser's determination, the Fund will dispose of the security as promptly as possible while attempting to minimize any loss.

THE FIXED INCOME FUNDS

    THE FIXED INCOME FUNDS OFFER A RANGE OF INVESTMENT ALTERNATIVES FOCUSING PRIMARILY ON CORPORATE AND GOVERNMENTAL FIXED INCOME SECURITIES.

Under normal circumstances, the SOVEREIGN BOND FUND, STRATEGIC INCOME FUND, HIGH YIELD BOND FUND AND WORLD BOND FUND (collectively, the "Fixed Income Funds") each invests at least 65% of its total assets in fixed income securities. Each Fixed Income Fund invests in a broad range of fixed income securities, including bonds, notes, preferred stock and convertible debt securities issued by U.S. corporations or the U.S. Government and its political subdivisions. The Funds may invest in mortgage-backed securities and the Sovereign Bond, Strategic Income and High Yield Bond Funds may invest in asset-backed securities. The Fixed Income Funds may also invest in fixed income securities issued by foreign corporations or governments and their political subdivisions. The fixed income securities in which the Funds may invest are subject to varying credit quality criteria. The Fixed Income Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted below.

The value of fixed income securities generally varies inversely with interest rates. The longer the maturity of the fixed income security, the more volatile will be changes in its value resulting from changes in interest rates. The value of fixed income securities with conversion features, however, will also be affected by changes in the value of the common stocks into which such fixed income securities are convertible.

    THE SOVEREIGN BOND FUND INVESTS PRIMARILY IN A DIVERSIFIED PORTFOLIO OF FREELY MARKETABLE INVESTMENT GRADE FIXED INCOME SECURITIES OF U.S. AND FOREIGN ISSUERS.

Under normal market conditions, the SOVEREIGN BOND FUND invests at least 65% of its total assets in bonds and/or debentures. In addition, at least 75% of the Fund's total assets will be invested in fixed income securities which have, at the time of purchase, a rating within the four highest grades as determined by S&P (AAA, AA, A, or BBB) or Moody's (Aaa, Aa, A or Baa) or their respective equivalent ratings; fixed income securities of banks, the U.S. Government and its agencies or instrumentalities and other issuers which, although not rated as a matter of policy by either S&P or Moody's, are considered by the Adviser to have investment quality comparable to securities receiving ratings within the four highest grades; and cash and cash-equivalents. Fixed income securities rated BBB or Baa and unrated debt securities of comparable credit quality are subject to certain risks. See "INVESTMENT GRADE SECURITIES."

The Fund may also invest up to 25% of its total assets in fixed income securities rated below BBB by S&P or below Baa by Moody's or their respective equivalent ratings or in securities which are unrated. The Fund may invest in securities rated as low as CC or Ca and unrated securities of comparable credit quality as determined by the Adviser. These ratings indicate obligations that are highly speculative and often in default. Securities rated lower than Baa or BBB are high risk securities generally referred to as "junk bonds." See "Lower Rated Securities" and the APPENDIX to this Prospectus for a description of the risks and characteristics of the various ratings categories.

The Fund may acquire individual securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio.

The Fund may invest in securities of United States and foreign issuers. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in foreign securities (excluding U.S. dollar-denominated Canadian securities).

    THE STRATEGIC INCOME FUND SEEKS A HIGH LEVEL OF CURRENT INCOME BY INVESTING PRIMARILY IN FIXED INCOME SECURITIES OF U.S. AND FOREIGN ISSUERS.

The STRATEGIC INCOME FUND invests in all types of fixed income securities including foreign government and foreign corporate securities, U.S. Government securities and lower-rated high yield, high risk, fixed income securities of U.S. issuers. Under normal circumstances, the Fund's assets are invested in each of the foregoing three sectors. However, from time to time the Fund may invest up to 100% of its total assets in any one sector. The Fund may invest up to 10% of its net assets in common stocks and similar equity securities of U.S. and foreign companies. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country. The fixed income securities in which the Fund may invest include bonds, debentures, notes (including variable and floating rate instruments), preferred and preference stock, zero coupon bonds, payment-in-kind securities, increasing rate note securities, participation interests, multiple class passthrough securities, collateralized mortgage obligations, stripped debt securities, other mortgage-backed securities, asset-backed securities and other derivative debt securities. Variable and floating rate instruments, mortgage-backed securities and asset-backed securities are derivative instruments that derive their value from an underlying security. Derivative securities are subject to additional risks. See "DERIVATIVE INSTRUMENTS."

The higher yields and the high income sought by the Fund are generally obtainable from investments in the lower rating categories. The Fund may invest up to 100% of its total assets in fixed income securities rated below Baa by Moody's, or below BBB by S&P, or in securities which are unrated. The Fund may invest in securities rated as low as Ca or CC, which may indicate that the obligations are highly speculative and in default. Fixed income securities rated below Baa or BBB are commonly called "junk bonds." See "LOWER RATED SECURITIES" and the APPENDIX to this Prospectus for a description of the risks and characteristics of the various ratings categories.

    THE HIGH YIELD BOND FUND INVESTS PRIMARILY IN LOWER-RATED, HIGH-YIELDING, FIXED INCOME SECURITIES.


Under normal market conditions, the HIGH YIELD BOND FUND invests at least 65% of its total assets in bonds rated below Baa by Moody's or below BBB by S&P or in unrated securities of comparable quality as determined by the Adviser. Up to 30% of the fund's total assets may be invested in bonds rated Ca by Moody's or CC by S&P or in unrated securities of comparable quality as determined by the adviser. See "LOWER RATED SECURITIES" and the APPENDIX to this Prospectus for a description of the risks and characteristics of the various ratings categories. Up to 40% of the Fund's total assets may be invested in the securities of issuers in the electric utility and telephone industries. For all other industries, the limitation is

25% of assets. The Fund may also invest up to 20% of its net assets in U.S. or foreign equities.

The types of debt securities in which the Fund may invest include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations.

For liquidity and flexibility, the Fund may place up to 35% of its total assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The Fund also may invest in certain higher-risk investments, including options, futures and restricted securities. See "RISK FACTORS, INVESTMENTS AND TECHNIQUES."

    THE WORLD BOND FUND INVESTS PRIMARILY IN A GLOBAL PORTFOLIO OF FIXED INCOME SECURITIES.

Normally, the WORLD BOND FUND invests in fixed income securities denominated in at least three currencies or multi-currency units, including the U.S. Dollar. Under normal circumstances, the Fund invests primarily (at least 65% of total assets) in U.S. Government, municipal and foreign governmental securities; obligations of supranational organizations (e.g., the International Bank for Reconstruction and Development (the "World Bank"), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community); and foreign corporations or financial institutions. The Fund is "non-diversified" and may invest more than 5% of its assets in obligations of a single foreign government or other issuer. The Fund will not invest more than 25% of its total assets in securities issued by any one foreign government. See "SECURITIES OF FOREIGN ISSUERS."

The Fund may invest in fixed income securities denominated in any currency or a multi-national currency unit. The European Currency Unit ("ECU") is a composite currency consisting of specified amounts of each of the currencies of the member countries of the European Economic Community. The Fund may also invest in fixed income securities denominated in the currency of one country although issued by a governmental entity, corporation or financial institution of another country. For example, the Fund may invest in a Japanese yen-denominated fixed income security issued by a U.S. corporation. This type of investment involves credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. The Fund maintains a flexible investment policy and its portfolio assets may be shifted among fixed income securities denominated in various foreign currencies that the Adviser expects to provide relatively high yields or potential capital appreciation in U.S. Dollars.

The Fund will invest primarily in fixed income securities which are rated A or better by S&P or Moody's or securities that the Adviser has determined to be of similar credit quality. The Fund may, however, invest less than 35% of its total assets in fixed income securities rated, at the time of investment, as low as CCC by S&P or Caa by Moody's or their respective equivalent ratings and unrated securities of comparable credit quality. These securities are commonly referred to as "emerging market" or "junk" bonds. These bonds are considered speculative and entail greater risks, including default risks, than those found in higher rated securities. See "LOWER RATED SECURITIES" and the APPENDIX to this Prospectus for a description of the risks and characteristics of the various ratings categories.

The average maturity of the Fund's portfolio securities may vary based upon the Adviser's assessment of economic and market conditions.

THE MONEY MARKET FUND

    THE MONEY MARKET FUND INVESTS ONLY IN HIGH-QUALITY MONEY MARKET
    INSTRUMENTS.

The MONEY MARKET FUND invests in money market instruments including, but not limited to, U.S. Government, municipal and foreign government securities; obligations of supranational organizations (e.g., the World Bank and the International Monetary Fund); obligations of U.S. and foreign banks and other lending institutions; corporate obligations; repurchase agreements and reverse repurchase agreements. All of the Fund's investments are denominated in U.S. dollars.

At the time the Money Market Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations while second tier securities have received ratings within the two highest categories from at least two rating agencies, but do not qualify as first tier securities. The Fund may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trust's Board of Trustees, to be of comparable quality to rated first or second tier securities. The Fund may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.

The Fund seeks to maintain a constant $1.00 share price although there can be no assurance it will do so. All of the Fund's investments will mature in 397 days or less. The Fund will maintain an average dollar-weighted portfolio maturity of 90 days or less.

    EACH FUND MAY EMPLOY CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES TO HELP ACHIEVE ITS INVESTMENT OBJECTIVE.

Each Fund (other than the Independence Equity Fund, Sovereign Investors Fund, 500 Index Fund and Money Market Fund) may invest in the securities of foreign issuers, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). The Independence Equity Fund, Sovereign Investors Fund, 500 Index Fund and Money Market Fund may invest in U.S. Dollar denominated securities of foreign issuers. Each Fund may purchase securities on a forward commitment or when-issued basis and invest up to 15% (10% for the Money Market
Fund) of its net assets in illiquid securities. In addition, each Fund may lend portfolio securities and may make temporary investments in short-term securities, including repurchase agreements and other money market instruments, in order to receive a return on uninvested cash. To avoid the need to sell equity securities to meet redemption requests, and to provide flexibility to take advantage of investment opportunities, Regional Bank Fund and Financial Industries Fund may invest up to 15% of its net assets in cash or in investment grade short-term securities. Each Fund may enter into reverse repurchase agreements. See "RISK FACTORS, INVESTMENTS AND TECHNIQUES" for more information on each Fund's investments.

When, in the opinion of the Adviser or relevant Sub-adviser, extraordinary market or economic conditions warrant, each Fund (other than the 500 Index Fund) may, for temporary defensive purposes, hold cash, cash equivalents or fixed income securities without limitation. The Financial Industries Fund may hold up to 80% of its total assets in cash, cash equivalents or fixed income securities.

Each Fund has adopted investment restrictions detailed in the Statement of Additional Information. Some of these restrictions may help to reduce investment risk. Those restrictions designated as fundamental may not be changed without shareholder approval. Each Fund's investment objective, investment policies and non-fundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in a Fund's investment objective, investors should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.

    BROKERS ARE CHOSEN FOR FUND TRANSACTIONS ON THE BASIS OF BEST PRICE AND EXECUTION.

The primary consideration in choosing brokerage firms to carry out a Fund's transactions is execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Pursuant to procedures determined by the Trustees, the Adviser may place securities transactions with a broker affiliated with the Adviser or a Sub-adviser. This broker is John Hancock Distributors, Inc., which is indirectly owned by the Life Company, which in turn indirectly owns the Adviser and certain Sub-advisers. Fixed income securities are generally purchased and sold in transactions with dealers acting as principal and involve a "spread" rather than a commission. Commission rates on many foreign securities exchanges are fixed and are generally higher than U.S. commission rates, which are negotiable.

PURCHASE AND REDEMPTION
OF SHARES

INVESTMENTS IN SHARES OF THE FUNDS

Each Fund sells its shares at net asset value ("NAV") directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts. Variable Contract separate accounts may or may not make investments in all the Funds described in this Prospectus. Investments in a Fund (other than certain automatic investments described below under "Redeeming Shares") are credited to an insurance company's separate account immediately upon acceptance of the investment by the Fund. The offering of shares of any Fund may be suspended for a period of time and each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of a Fund.

SHARE PRICE

Shares of each Fund are offered at the NAV per share of that Fund. The NAV per share is the value of one share and is calculated by dividing a Fund's net assets by the number of outstanding shares of that Fund.


Securities in a Fund's portfolio are valued on the basis of market quotations and valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term fixed income investments maturing within 60 days are valued at amortized cost, which the Board of Trustees has determined approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the Exchange is open. On any day an international market is closed and the New York Stock Exchange is open, the foreign securities will be valued at the prior day's close with the current day's exchange rate.


REDEEMING SHARES


Shares of a Fund may be redeemed on any business day. Redemptions (other than certain automatic redemptions described below) are effected at the per share NAV next determined after receipt and acceptance of the redemption request by a Fund. Redemption proceeds will normally be forwarded by bank wire to the redeeming insurance company on the next business day after receipt of the redemption instructions by a Fund. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven (7) days or longer, as permitted by Federal securities laws.


Purchases and redemptions arising out of an automatic transaction under an insurance contract (such as investment of net premiums, death of insureds, deduction of fees and charges, transfers, surrenders, loans, loan repayments, deductions of interest on loans, lapses, reinstatements and similar automatic transactions) are effected at the net asset value per share computed as of the close of business on the day as of which the automatic transaction is effected, even though the order for purchase or redemption of Fund shares is not received until after close of business.

ORGANIZATION AND
MANAGEMENT OF THE FUNDS

    THE TRUSTEES ELECT OFFICERS AND RETAIN THE ADVISER AND THE SUB-ADVISERS, WHO ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE FUNDS, SUBJECT TO THE TRUSTEES' POLICIES AND SUPERVISION.

Each Fund is a separate portfolio of the Trust, which is an open-end, investment management company organized as a Massachusetts business trust in 1995. The Trust has an unlimited number of authorized shares, and currently has fifteen distinct funds.

Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within that Fund. The Trustees have the authority, without further shareholder approval, to establish additional funds within the Trust and to classify and reclassify the shares of the Funds, or any new fund of the Trust, into one or more classes. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for such purposes as electing or removing Trustees, changing fundamental restrictions or approving a management contract. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received. For a further discussion of voting rights, please refer to your insurance company's separate account Prospectus.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Funds. However, each Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of a Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is, therefore, limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote. Liabilities attributable to one Fund are not charged against the assets of any other Fund.


    JOHN HANCOCK ADVISERS, INC. ADVISES INVESTMENT COMPANIES HAVING A TOTAL ASSET VALUE OF MORE THAN $30 BILLION.


The Adviser was organized in 1968 and is a indirect wholly-owned subsidiary of the Life Company, a financial services company. It provides the Funds, and other investment companies in the John Hancock group of Funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares of the Funds. Certain officers of the Trust are also officers of the Adviser, the Sub-advisers and John Hancock Funds. Pursuant to an order granted by the SEC, the Trust has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Funds in other John Hancock funds.

John Hancock Advisers International Limited ("JHAI") serves as the sub-adviser to the International Fund pursuant to a sub-advisory agreement among the Fund, the Adviser and JHAI. JHAI was formed in 1987 and is a wholly owned subsidiary of the Adviser. JHAI provides international investment research and advisory services to investment companies and institutional clients.

Independence Investment Associates, Inc. ("IIA") serves as the sub-adviser to the Independence Equity Fund pursuant to a separate sub-advisory agreement among the Fund, the Adviser and IIA. IIA was organized in 1982 and is a wholly owned indirect subsidiary of the Life Company. IIA provides investment advice and advisory services to investment companies and institutional accounts.

Sovereign Asset Management Corporation ("SAMCorp") serves as the sub-adviser to the Sovereign Investors Fund pursuant to a sub-advisory agreement among the Fund, the Adviser and SAMCorp. SAMCorp was organized in 1992 and is a wholly owned indirect subsidiary of the Life Company. SAMCorp provides investment advice and advisory services to investment companies and private and institutional accounts.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Adviser is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Adviser or the 500 Index Fund. Standard & Poor's has no obligation to take the needs of the Adviser or the purchasers of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund, the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The person or persons primarily responsible for the day-to-day management of each Fund (other than the Money Market Fund) are listed below:

INTERNATIONAL FUND


Miren Etcheverry, John L.F. Wills and Gerardo J. Espinoza lead the portfolio management team. Ms. Etcheverry and Mr. Espinoza are senior vice presidents and have helped lead the management team since they joined John Hancock Funds in December 1996. They have been in the investment business since 1978 and 1979, respectively. Mr. Wills is a senior vice president of the Adviser and managing director of the subadviser, John Hancock Advisers International. He joined John Hancock in 1987, has helped lead the management team since the Fund's inception, Mr. Wills has been in the investment business since 1969.

REGIONAL BANK FUND

James K. Schmidt, CFA, has led the fund's management team since the Fund's inception. Mr. Schmidt, executive vice president, has been in the investment business since 1979. Other portfolio managers on the team since the Fund's inception are Thomas Finucane and Thomas Goggins. Mr. Finucane, vice president, has been in the investment business since joining the Adviser in 1990. Mr. Goggins, senior vice president, has been in the investment business since 1986.

FINANCIAL INDUSTRIES FUND

James K. Schmidt, CFA, has led the fund's management team since the fund's inception. Mr. Schmidt, executive vice president, has been in the investment business since 1979. Other portfolio managers on the team are Thomas Finucane and Thomas Goggins. Mr. Finucane, vice president, has been in the investment business since joining the Adviser in 1990 and has been a member of the management team since the fund's inception. Mr. Goggins, senior vice president, has been in the investment business since 1986 and joined the team in 1998.

EMERGING GROWTH FUND

Bernice S. Behar, CFA, leads the fund's portfolio management team. Other team members are managers Laura Allen, CFA, Anurag Pandit, CFA and Andrew Slabin. Ms. Behar, senior vice president, has been in the investment business since 1986 and has managed the fund since 1996. Ms. Allen, senior vice president has been in the investment business since 1991 and joined the fund's management team in 1998. Mr. Pandit, vice president, has been in the investment business since 1984 and a member of the fund's team since 1996. Mr. Slabin has been with John Hancock Funds since 1993 and joined the team in 1996.

SPECIAL OPPORTUNITIES FUND

Barbara C. Friedman, CFA, has led the fund's portfolio management team since joining John Hancock Funds in January 1998. A senior vice president of the Adviser, Ms. Friedman has been in the investment business since 1973.

GROWTH FUND

Benjamin A. Hock, Jr., CFA, has led the Fund's portfolio management team since May 1998. A senior vice president of the adviser since 1994, Mr. Hock has been in the investment business for over 25 years.

GROWTH AND INCOME FUND

Timothy E. Keefe, CFA, has led the Fund's portfolio management team since the Fund's inception. Mr. Keefe, a senior vice president of the Adviser, has been with the Adviser since July 1996. He has been in the investment business since 1987.


INDEPENDENCE EQUITY FUND

All investment decisions for the Independence Equity Fund are made by a portfolio management team of investment professionals employed by Independence Investment Associates, Inc., the Fund's Sub-Adviser, and no single person is primarily responsible for making recommendations for the team.

SOVEREIGN INVESTORS FUND


John F. Snyder, III and Barry H. Evans, CFA, have led the Fund's portfolio management team since the Fund's inception. Mr. Snyder, an investment manager since 1971, is an executive vice president of Sovereign Asset Management Corp., the Fund's Sub-adviser, and a wholly owned subsidiary of John Hancock Funds. Mr. Evans, a senior vice president of the Adviser, joined John Hancock Funds in 1986.

500 INDEX FUND

The 500 Index Fund is "passively" managed by a portfolio management team using computerized, quantitative techniques. The team has been led by Barry H. Evans, CFA and Roger C. Hamilton, CFA since 1997. Mr. Evans, a senior vice president of the Adviser, joined John Hancock Funds in 1986. Mr. Hamilton, a vice president of the Adviser, joined John Hancock Funds in December 1994 and has been in the investment business since 1980.

SOVEREIGN BOND FUND

James K. Ho, CFA, has led the Fund's portfolio management team since the fund's inception and is an executive vice president of the Adviser. Mr. Ho joined the Adviser in 1985 and has been in the investment business since 1977.

STRATEGIC INCOME FUND

Frederick L. Cavanaugh and Arthur Calavritinos have led the fund's portfolio management team since the fund's inception. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973. Mr. Calavritinos, vice president, has been in the investment business since 1987 and joined the Adviser in 1988.

HIGH YIELD BOND FUND

Arthur Calavritinos and Fred Cavanaugh have led the fund's portfolio management team since the Fund's inception. Mr. Calavritinos, vice president, joined the Adviser in 1988. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973 and joined the Adviser in 1986.

WORLD BOND FUND

Anthony A. Goodchild and Lawrence J. Daly have lead the Fund's portfolio management team since the Fund's inception. Messrs. Goodchild and Daly are senior vice presidents of the Adviser and joined John Hancock Funds in 1994, having been in the investment business since 1968 and 1972, respectively.

In order to avoid any conflict with portfolio trades for the Funds, the Adviser, the Sub-advisers and the Funds have adopted extensive restrictions on personal securities trading by personnel of the Adviser, the Sub-advisers and their affiliates. In the case of the Adviser, some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. The Sub-advisers have adopted similar restrictions which may differ where appropriate as long as they have similar intent. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come before those of management.

YEAR 2000 COMPLIANCE

The Adviser has addressed the Year 2000 issue by taking steps that it believes are reasonably designed to address the potential failure of computer programs used by the Adviser and the Funds' service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.


THE FUNDS' EXPENSES

Each Fund pays a monthly fee to the Adviser for managing the Fund's investment and business affairs, which is equal on an annual basis to a percentage of the Fund's average daily net assets. These fees are as follows:







                           FUND                             RATE
                           ----                             ----
International Fund                                          0.90%
Regional Bank Fund                                          0.80%
Financial Industries Fund                                   0.80%
Emerging Growth Fund                                        0.75%
Special Opportunities Fund                                  0.75%
Growth Fund                                                 0.75%
Growth and Income Fund                                      0.60%
Independence Equity Fund                                    0.70%
Sovereign Investors Fund                                    0.60%
500 Index Fund*                                             0.10%
Sovereign Bond Fund                                         0.50%
Strategic Income Fund                                       0.60%
High Yield Bond Fund                                        0.60%
World Bond Fund                                             0.75%
Money Market Fund                                           0.50%

*Reflects the Adviser's Agreement to limit the management fee. Without this limitation the management fee would be 0.35%. The Adviser may terminate this limitation in the future.

The Adviser pays sub-advisory fees out of its own assets and no Fund is responsible for paying a fee to its respective Sub-adviser.

The Adviser pays a portion of its advisory fee from the International Fund to JHAI at the following rate: 70% of the advisory fee payable by the Fund.

The Adviser pays a portion of its advisory fee from the Independence Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

The Adviser pays a portion of its fee from the Sovereign Investors Fund to SAMCorp at the following rate: 40% of the advisory fee payable by the Fund.

The Funds also compensate the Adviser for performing tax and financial management services. Compensation by each fund is not expected to exceed 0.02% of its average net assets on an annual basis.

    EACH FUND PAYS CERTAIN ADDITIONAL EXPENSES.

Each Fund pays fees to the Independent Trustees of the Trust, the expenses of the continuing registration and qualification of its shares for sale, the charges of custodians and transfer agents, and auditing and legal expenses. The Adviser may, from time to time, agree that all or a portion of its fee will not be imposed for specific periods or make other arrangements to limit the Funds' expenses to not more than a specified percentage of average net assets (currently 0.25% excluding advisory fees). The Adviser retains the right to reimpose the fee and recover any other payments to the extent annual expenses fall below the limit at the end of the fiscal year.

DIVIDENDS AND TAXES

Dividends from net investment income are declared and paid as follows:

                   FUND                      DECLARED       PAID
                   ----                      --------       ----
International Fund.........................  Annually     Annually
Regional Bank Fund.........................  Quarterly    Quarterly
Financial Industries Fund..................  Annually     Annually
Emerging Growth Fund.......................  Annually     Annually
Special Opportunities Fund.................  Annually     Annually
Growth Fund................................  Annually     Annually
Growth and Income Fund.....................  Quarterly    Quarterly
Independence Equity Fund...................  Quarterly    Quarterly
Sovereign Investors Fund...................  Quarterly    Quarterly
500 Index Fund.............................  Quarterly    Quarterly
Sovereign Bond Fund........................  Daily        Monthly
Strategic Income Fund......................  Daily        Monthly
High Yield Bond Fund.......................  Daily        Monthly
World Bond Fund............................  Daily        Monthly
Money Market Fund..........................  Daily        Monthly

Capital gains distributions are generally declared annually. Dividends are automatically reinvested in additional shares of the Funds.

TAXATION. For a discussion of the tax status of your Variable Contract, including the tax consequences of withdrawals or other payments, refer to the Prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal record keeping.

Each Fund is treated as a separate entity for tax purposes and intends to qualify and be treated each year as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must satisfy certain requirements in Subchapter M of the Code relating to the sources of its income, the diversification of its assets, and the distribution of its income to shareholders. As a regulated investment company, each Fund will not be subject to Federal income taxes on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with the timing requirements of the Code. Each Fund expects to distribute to the life insurance company separate accounts owning its shares all or substantially all of its net investment income and net realized capital gains, if any, for each taxable year.

Distributions from a Fund's net investment income, certain net foreign exchange gains, and any excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income, and distributions from any excess of net long-term capital gain over net short-term capital loss so designated by a Fund will be treated as capital gain by the investing insurance companies. Such companies should consult their own tax advisers regarding whether such distributions are subject to federal income tax if they are properly added to reserves for the applicable variable contracts.

In addition to the above, each Fund also follows certain portfolio diversification requirements imposed under the Code on separate accounts of insurance companies that are used to fund Variable Contracts. More specific information on these diversification requirements is contained in the Trust's Statement of Additional Information.

If a Fund does not both qualify as a regulated investment company and satisfy the additional diversification requirements referred to above, the holders of Variable Contracts based on a separate account that invested in that Fund might become subject to taxation of all income on such contracts unless the failure is permitted to be corrected by the Internal Revenue Service.

PERFORMANCE

    EACH FUND MAY ADVERTISE ITS TOTAL RETURN.

Total return is based on the overall change in value of a hypothetical investment in a Fund. A Fund's total return shows the overall dollar or percentage change in value, assuming the reinvestment of all dividends. Cumulative total return shows a Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in a Fund's performance, you should recognize that it is not the same as actual year-to-year results.

Total return calculations are at net asset value because no sales charges are incurred by Variable Contract separate accounts.

    EACH FUND MAY ALSO ADVERTISE YIELD.

Yield reflects a Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

Money Market Fund's yield refers to the income generated by an investment in the Fund over a specified seven-day period, expressed as an annual percentage rate. Money Market Fund's effective yield is calculated similarly, but assumes that the income earned from investments is reinvested in shares of the Fund. Money Market Fund's effective yield will tend to be slightly higher than its yield because of the compounding effect of this reinvestment.

Yield is calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements.

The value of a Fund's shares when redeemed may be more or less than their original cost. Total return and yield are historical calculations and are not indications of future performance.

RISK FACTORS, INVESTMENTS
AND TECHNIQUES

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Each Fund will diversify its investments in common stocks of companies in a number of industry groups. Common stocks have the potential to outperform fixed income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

THE S&P 500 INDEX. The S&P 500 Index is comprised of 500 industrial, utility, transportation and financial companies in the United States markets. Most of these companies are listed on the New York Stock Exchange (the "Exchange"). Companies included in the S&P 500 Index represent about 73% of the Exchange's market capitalization and 16% of the Exchange's issuers. The S&P 500 Index is a capitalization weighted index calculated on a total return basis with dividends reinvested. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment.


Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 50.2% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of March 31, 1998, the five largest companies in the Index were: General Electric (3.3%), Microsoft (2.5%), Coca-Cola (2.2%), Exxon Corporation (1.9%) and Merck & Co, Inc. (1.8%). The largest industry categories were: international oil companies (5.5%), pharmaceutical companies (5.0%), major regional banks (4.8%), telephone (4.4%) and health care companies (4.3%).


BANKING INDUSTRY. Since the Fund's investments will be concentrated in the banking industry, it will be subject to risks in addition to those that apply to the general equity market. Events may occur which significantly affect the entire banking industry. Thus, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. In addition, despite some measure of deregulation, banks and other lending institutions are still subject to extensive governmental regulation which limits their activities. The availability and cost of funds to these entities is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance and condition. The market value of the debt securities in the Fund's portfolio will also tend to vary in an inverse relationship with changes in interest rates. For example, as interest rates rise, the market value of debt securities tends to decline. The Fund is not a complete investment program. Because the Fund's investments are concentrated in the banking industry, an investment in the Fund may be subject to greater market fluctuations than a fund that does not concentrate in a particular industry. Thus, it is recommended that an investment in the Fund be considered only one portion of your overall investment portfolio.

Banks, finance companies and other financial services organizations are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and the interest rates and fees which may be charged. The profitability of these concerns is largely dependent upon the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. Volatile interest rates will also affect the market value of debt securities held by the Fund. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

FINANCIAL INDUSTRIES. Since the Financial Industries Fund's investments will be concentrated in the financial services sector, it will be subject to risks in addition to those that apply to the general equity and debt markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests. Accordingly, the Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

In addition, most financial services companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between banking and investment banking activities would allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry.

The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies. See "Foreign Issuers."

The market value of debt securities in the Fund's portfolio will tend to vary in an inverse relationship with changes in interest rates. For example, as interest rates rise, the market value of debt securities tends to decline.

FIXED INCOME SECURITIES. Fixed income securities of corporate and governmental issuers are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the issuer's creditworthiness and general market liquidity (market risk). Debt securities will be selected based upon credit risk analysis of issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available from a particular issuer as well as analysis of the anticipated volatility and liquidity of the fixed income instruments. The longer a Fund's average portfolio maturity, the more the value of the portfolio and the net asset value of the Fund's shares will fluctuate in response to changes in interest rates. An increase in rates will generally decrease the value of the Fund's securities, while a decline in interest rates will generally increase their value.

PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

INVESTMENT GRADE SECURITIES. Each Fund other than the 500 Index Fund and Money Market Fund may invest in securities that are rated in the lowest category of "investment grade" (BBB by S&P or Baa by Moody's) or unrated securities determined by the Adviser or relevant Sub-adviser to be of comparable quality. Securities in the lowest category of investment grade are considered medium grade obligations and normally exhibit adequate protection parameters. However, these securities also have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than in the case of higher grade obligations.

LOWER RATED SECURITIES. The Regional Bank Fund, Financial Industries Fund, Growth and Income Fund, Sovereign Investors Fund, Growth Fund, Sovereign Bond Fund, Strategic Income Fund, High Yield Bond Fund and World Bond Fund may invest in securities rated below investment grade, commonly referred to as junk bonds. Debt obligations rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of high yield, high risk, fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the assets of the Financial Industries Fund, Growth and Income Fund, Sovereign Investors Fund, Growth Fund, Sovereign Bond Fund, Strategic Income Fund, High Yield Bond Fund and World Bond Fund. The reduced availability of reliable objective data may increase these Funds' reliance on management's judgment in valuing the high yield, high risk bonds. To the extent that these Funds invest in high yield, high risk securities, achieving the Funds' objectives will depend more on the Adviser's or relevant Sub-adviser's judgment and analysis than would otherwise be the case. In addition, these Funds' investments in high yield, high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of these securities and may do so in the future, particularly with respect to highly leveraged issuers. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay cash interest periodically. Increasing rate note securities are typically refinanced by the issuers within a short period of time. A Fund accrues income on these securities for tax and accounting purposes, and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may be forced to liquidate other investments to make distributions.

WARRANTS. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than their underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

CONVERTIBLE SECURITIES. Each Fund (other than the 500 Index Fund and the Money Market Fund) may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the same or another issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which these securities are convertible depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent of such risk reduction depends upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser or relevant Sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

SECURITIES OF FOREIGN ISSUERS. Each Fund, except for the Independence Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund, may invest in U.S. dollar and foreign denominated securities of foreign issuers. The Independence Equity Fund, Sovereign Investors Fund, 500 Index Fund and Money Market Fund may only invest in U.S. dollar denominated securities, including those of foreign issuers which are traded on a U.S. exchange. In making the allocation of assets for the Funds among various countries and geographic regions, the Adviser and relevant Sub-adviser ordinarily consider factors such as the investment attractiveness of the issuer; the strengths and weaknesses of the currencies in which the securities are denominated; expected levels of inflation and interest rates; government policies influencing business conditions; the financial condition of the issuer and other pertinent financial, tax, social, political, currency and national factors.

Investments in foreign securities may involve a greater degree of risk than those in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting requirements as domestic companies; also foreign regulation may differ considerably from domestic regulation of stock exchanges, brokers and securities. Security trading practices abroad may offer less protection to investors such as the Funds. Additionally, because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Funds' net asset values, the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, that the Funds distribute. Securities transactions undertaken in some foreign markets may not be settled promptly. Therefore, the Funds' investments in foreign securities may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement. The expense ratios of Funds with significant investments in foreign securities can be expected to be higher than those of mutual funds investing solely in domestic securities since the expenses of these Funds, such as the cost of maintaining custody of foreign securities and advisory fees, are usually higher.

The risks of foreign investing may be intensified in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions of foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain realized gains or losses on the sale of foreign currency denominated debt obligations held by a Fund, to the extent attributable to fluctuations in foreign currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, e.g., from transactions in foreign currencies or currency forward contracts, may be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution.

DEPOSITARY RECEIPTS.  Each Fund (other than the 500 Index Fund and Money Market
Fund) may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of corporations in which the Fund is permitted to invest. ADRs (sponsored and unsponsored) are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation and are designed for trading in United States securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

FOREIGN CURRENCY TRANSACTIONS. Each of the Funds, except the Independence Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund, may purchase securities denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect a Fund. As a result, these Funds may enter into forward foreign currency exchange contracts to protect against changes in foreign currency exchange rates. These Funds will not speculate in foreign currencies or in forward foreign currency exchange contracts, but will enter into these transactions only in connection with their hedging strategies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain which might result from an increase in the value of the currency.

GOVERNMENT SECURITIES. Each Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The 500 Index Fund, however, may only invest temporarily in short-term U.S. Government securities for liquidity purposes. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs") and Federal National Mortgage Association ("Fannie Maes"), and obligations supported by the credit of the instrumentality, such as Student Loan Marketing Association bonds ("Sallie Maes").

Each Fund may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

"Stripped" mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the Adviser or relevant Sub-adviser may, in accordance with guidelines adopted by the Board of Trustees, determine that certain stripped mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities.

Other types of mortgage-backed securities may be developed in the future, and a Fund may invest in them if the Adviser or relevant Sub-adviser determines they are consistent with the Fund's investment objectives and policies.

ASSET-BACKED SECURITIES. Sovereign Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure or in a multiple class CMO-type structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and a number of state and Federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on these securities.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS. The Sovereign Bond Fund, Strategic Income Fund and High Yield Bond Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund's borrowings and other senior securities. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The International Fund, Emerging Growth Fund, Special Opportunities Fund, Growth Fund, Growth and Income Fund, Sovereign Bond Fund, Strategic Income Fund, High Yield Bond Fund and World Bond Fund engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate.

The remaining Funds do not intend to invest for the purpose of seeking short-term profits. These Funds' particular portfolio securities may be changed, however, without regard to the holding period of these securities when the Adviser or relevant Sub-adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or in general market conditions.

The portfolio turnover rate for the Funds is shown in the section captioned "The Funds' Financial Highlights." In the future, the estimated portfolio turnover rate of each Equity Fund is expected to be less than 100%. The estimated portfolio turnover rates of the remaining Funds are as follows: Sovereign Bond Fund and High Yield Bond Fund: 100%; Strategic Income Fund: 200%; and World Bond
Fund: 300%. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for a Fund to qualify as a regulated investment company for Federal income tax purposes.


OPTIONS AND FUTURES TRANSACTIONS. Each Fund (other than the Money Market Fund) may buy and sell options contracts, financial futures contracts and options on futures contracts. Options and futures contracts are bought and sold to manage a Fund's exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. These Funds may purchase and sell options and futures based on securities, indices, or currencies, including options and futures traded on foreign exchanges and options not traded on any exchange.


Options and futures can be volatile investments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower a Fund's return. A Fund can also experience losses if the prices of its options and futures positions are poorly correlated with those of its other investments, or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest, but may produce income, gains or losses.

A Fund will not engage in a transaction in futures or options on futures for nonhedging purposes if, immediately thereafter, the sum of initial margin deposits and premiums required to establish nonhedging positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The loss incurred by a Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Funds' transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.

SWAP AGREEMENTS. As one way of managing exposure to different types of investments, Sovereign Bond Fund, Strategic Income Fund, High Yield Bond Fund and World Bond Fund may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. Each of these Funds may also enter into currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to the risk of a counterparty's failure to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A Fund will maintain in a segregated account with its custodian, cash or liquid debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

DERIVATIVE INVESTMENTS. Consistent with its investment objective, each Fund may purchase or enter into derivative investments to enhance return, to hedge against fluctuations in interest rates, securities prices or currency exchange rates, to change the duration of the Fund's fixed income portfolio or as a substitute for the purchase or sale of securities or currency. A Fund's investments in derivative securities may include certain mortgage-backed and indexed securities. A Fund's transactions in derivative contracts may include the purchase or sale of futures contracts on securities, indices or currency; options on futures contracts; options on securities, indices or options on futures contracts; options on securities, indices or currency; forward contracts to purchase or sell securities or currency; currency, mortgage and interest rate swaps; and interest rate caps, floors and collars. All of the Funds' transactions in derivative instruments involve a risk of loss of principal due to unanticipated adverse changes in interest rates, securities prices or currency exchange rates. The loss on derivative contracts (other than purchased options, caps, floors and collars) may exceed a Fund's initial investment in these contracts. In addition, a Fund may lose the entire premium paid for purchased options, caps, floors and collars that expire before they can be profitably exercised by the Fund.

STRUCTURED SECURITIES. The Sovereign Bond Fund, Strategic Income Fund, High Yield Bond Fund and World Bond Fund may invest in structured notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices and other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the yield or value of the security at maturity. In addition, the change in the yield or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex fixed income investments.

PARTICIPATION INTERESTS. The Sovereign Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in participation interests. Participation interests, which may take the form of interests in or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. A Fund's investments in participation interests are subject to its 15% limitation on investments in illiquid securities.

SMALLER CAPITALIZATION COMPANIES. Each Equity Fund may invest in smaller capitalization companies. These companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

NON-DIVERSIFIED STATUS. The World Bond Fund has elected to be "non-diversified" in order to permit it to invest more than 5% of its total assets in the obligations of any one issuer. Since a relatively high percentage of this Fund's assets may be invested in the obligations of a limited number of issuers, the value of this Fund's shares may be more susceptible to any single economic, political or regulatory event, and to the credit and market risks associated with a single issuer, than would the shares of a diversified fund. However, this Fund, like each of the other Funds, must satisfy certain tax diversification requirements. See "Taxation" above.

SHORT SALES. Each Fund (other than the 500 Index Fund and Money Market Fund) may engage in short sales "against the box," as well as short sales for hedging purposes. The International Fund, Financial Industries Fund, Growth Fund, Emerging Growth Fund and Special Opportunities Fund may engage in short sales to profit from an anticipated decline in a security's value. When a Fund engages in a short sale other than "against the box," it will place cash or liquid securities in a segregated account and mark them to market daily in accordance with applicable regulatory requirements. Except for short sales against the box, a Fund is limited in the amount of the Fund's net assets that may be committed to short sales and the securities in which short sales are made must be listed on a national securities exchange. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Short sales other than "against the box" may involve an unlimited exposure to loss. SEE THE STATEMENT OF ADDITIONAL INFORMATION.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% for Money Market Fund) of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, certain over-the-counter options, privately-issued stripped mortgage-backed securities, certain interest rate swaps, caps, collars and floors, certain restricted securities and securities that are not readily marketable. Each Fund may also invest without limitation in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 and, to the extent consistent with its investment policies, foreign securities acquired in accordance with Regulation S under the Securities Act of 1933.

LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. For the purpose of realizing additional income and as a matter of fundamental policy, each Fund may lend portfolio securities amounting to not more than 33 1/3% of its respective total assets taken at current value. Securities loaned by a Fund will remain subject to fluctuations in market value. Each Fund may also enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the issuer at the same price plus accrued interest. These transactions must be fully collateralized at all times. However, they may involve credit risk to a Fund if the other party should default on its obligation and that Fund is delayed in or prevented from recovering the collateral.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of a security by the Fund to a bank or securities firm and its agreement to repurchase the instrument at a specified time and price plus an agreed amount of interest. A Fund will use the proceeds to purchase other investments. Reverse repurchase agreements are considered to be borrowings by a Fund and as an investment practice may be considered to be speculative. A Fund will enter into a reverse repurchase agreement only when the Adviser determines that the return to be earned from the investment of the proceeds is likely to be greater than the interest expense of the transaction. A Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the firms involved.

The use of reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the reverse repurchase agreement) to increase the net asset value of a Fund's shares faster than would otherwise be the case. On the other hand, if the additional monies received by a Fund are invested in ways that do not fully recover the costs of such transactions, the net asset value of the Fund would fall faster than would otherwise be the case.

WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a forward or "when issued" basis. When a Fund engages in when-issued transactions, it relies on the seller or the buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund's losing the opportunity to obtain an advantageous price and yield.

MUNICIPAL OBLIGATIONS. The High Yield Bond Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued and meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power of ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P, Moody's and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. Many issuers of securities chose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad for rated securities since many investors rely on rating organizations for credit appraisal.

PAY-IN-KIND, DELAYED AND ZERO COUPON BONDS. The Sovereign Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because no cash is received at the time income accrues on these securities, the Fund may be forced to liquidate other investments to make distributions. At times when the Fund invests in pay-in-kind, delayed and zero coupon bonds, it will not be pursuing its primary objective of maximizing current income.

INDEXED SECURITIES. High Yield Bond Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.

BRADY BONDS. The Sovereign Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitates the exchange of commercial bank debt for newly issued debt (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of stateowned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DISCUSSION OF THE USES AND RISKS OF THE INVESTMENTS DESCRIBED ABOVE.

APPENDIX

As described in the Prospectus, the fixed income securities offering the high current income sought by certain of the Funds are ordinarily in the lower rating categories (that is, rated Baa or lower by Moody's or BBB or lower by S&P or are unrated).

Moody's describes its lower ratings for corporate bonds as follows:

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  QUALITY DISTRIBUTION. The average weighted quality distribution of the securities in the portfolio for the year ended December 31, 1997.



       JOHN HANCOCK VA WORLD BOND FUND           Y-T-D                        RATING                       RATING
                                                AVERAGE         % OF         ASSIGNED        % OF         ASSIGNED        % OF
                                                 YIELD        PORTFOLIO     BY ADVISER     PORTFOLIO     BY SERVICE     PORTFOLIO
                                                -------       ---------     ----------     ---------     ----------     ---------
AAA..........................................  $1,505,281        71.3%             0          0.0%       $1,505,281       71.3%
AA...........................................           0         0.0%             0          0.0%                0        0.0%
A............................................           0         0.0%             0          0.0%                0        0.0%
BAA..........................................      22,997         1.1%             0          0.0%           22,997        1.1%
BA...........................................     382,684        18.1%             0          0.0%          382,684       18.1%
B............................................      98,933         4.7%       $32,221          1.5%           66,712        3.2%
CAA..........................................           0         0.0%             0          0.0%                0        0.0%
CA...........................................           0         0.0%             0          0.0%                0        0.0%
C............................................           0         0.0%             0          0.0%                0        0.0%
D............................................           0         0.0%             0          0.0%                0        0.0%
                                               ----------                    -------                     ----------
                                                        0
DEBT SECURITIES..............................   2,009,895        95.2%       $32,221          1.5%       $1,977,674       93.7%
                                                        0
EQUITY SECURITIES............................           0         0.0%
                                                        0
SHORT-TERM SECURITIES........................     102,077         4.8%
                                               ----------
                                                        0
TOTAL PORTFOLIO..............................   2,111,972       100.0%
                                                        0
OTHER ASSETS -- NET..........................      40,509
                                               ----------
                                                        0
NET ASSETS...................................  $2,152,481
                                               ==========



     JOHN HANCOCK VA SOVEREIGN BOND FUND         Y-T-D                        RATING                       RATING
                                                AVERAGE         % OF         ASSIGNED        % OF         ASSIGNED        % OF
                                                 YIELD        PORTFOLIO     BY ADVISER     PORTFOLIO     BY SERVICE     PORTFOLIO
                                                -------       ---------     ----------     ---------     ----------     ---------
AAA..........................................  $1,229,436        67.3%             0          0.0%       $1,229,436       67.3%
AA...........................................      27,890         1.5%             0          0.0%           27,890        1.5%
A............................................      87,767         4.8%             0          0.0%           87,767        4.8%
BAA..........................................     120,139         6.6%       $ 2,291          0.1%          117,848        6.4%
BA...........................................      85,797         4.7%             0          0.0%           85,797        4.7%
B............................................      58,052         3.2%         9,544          0.5%           48,508        2.7%
CAA..........................................       2,321         0.1%             0          0.0%            2,321        0.1%
CA...........................................           0         0.0%             0          0.0%                0        0.0%
C............................................           0         0.0%             0          0.0%                0        0.0%
D............................................           0         0.0%             0          0.0%                0        0.0%
                                               ----------                    -------                     ----------
DEBT SECURITIES..............................   1,611,402        88.2%       $11,835          0.6%       $1,599,567       87.5%
EQUITY SECURITIES............................           0         0.0%
SHORT-TERM SECURITIES........................     216,077        11.8%
                                               ----------
TOTAL PORTFOLIO..............................   1,827,479       100.0%
OTHER ASSETS -- NET..........................      (8,435)
                                               ----------
NET ASSETS...................................  $1,819,044
                                               ==========



    JOHN HANCOCK VA STRATEGIC INCOME FUND        Y-T-D                        RATING                       RATING
                                                AVERAGE         % OF         ASSIGNED        % OF         ASSIGNED        % OF
                                                 YIELD        PORTFOLIO     BY ADVISER     PORTFOLIO     BY SERVICE     PORTFOLIO
                                                -------       ---------     ----------     ---------     ----------     ---------
AAA..........................................  $  909,853        27.9%              0         0.0%       $  909,853       27.9%
AA...........................................     113,334         3.5%              0         0.0%          113,334        3.5%
A............................................           0         0.0%              0         0.0%                0        0.0%
BAA..........................................           0         0.0%              0         0.0%                0        0.0%
BA...........................................     121,891         3.7%              0         0.0%          121,891        3.7%
B............................................   1,677,265        51.6%       $190,667         5.9%        1,486,599       45.6%
CAA..........................................      52,711         1.6%              0         0.0%           52,711        1.6%
CA...........................................           0         0.0%              0         0.0%                0        0.0%
C............................................           0         0.0%              0         0.0%                0        0.0%
D............................................           0         0.0%              0         0.0%                0        0.0%
                                               ----------                    --------                    ----------
                                                        0
DEBT SECURITIES..............................   2,875,054        88.3%       $190,667         5.9%       $2,684,388       82.3%
                                                        0
EQUITY SECURITIES............................     114,843         3.5%
                                                        0
SHORT-TERM SECURITIES........................     268,538         8.2%
                                               ----------
                                                        0
TOTAL PORTFOLIO..............................   3,258,435       100.0%
                                                        0
OTHER ASSETS -- NET..........................      15,803
                                               ----------
                                                        0
NET ASSETS...................................  $3,274,238
                                               ==========

JOHN HANCOCK DECLARATION TRUST
   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   SUB-INVESTMENT ADVISERS
   John Hancock Advisers International Limited
   (International Fund)
   34 Dover Street
   London, England WIX3RA

   Independence Investment Associates, Inc.
   (Independence Equity Fund)
   53 State Street
   Boston, Massachusetts 02109

   Sovereign Asset Management Corp. (Sovereign
   Investors Fund)
   1235 Westlakes Drive
   Berwyn, Pennsylvania 19312

   PRINCIPAL DISTRIBUTOR
   John Hancock Funds, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   CUSTODIANS
   Investors Bank & Trust Company
   200 Clarendon Street
   Boston, Massachusetts 02117

   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

   SHAREHOLDER SERVICING AGENT
   John Hancock Servicing Center
   P.O. Box 9298
   Boston, Massachusetts 02205-9298


   INDEPENDENT AUDITORS
   Ernst & Young LLP
   200 Clarendon Street
   Boston, Massachusetts 02116


HOW TO OBTAIN INFORMATION
ABOUT THE FUNDS

For Service Information
Telephone 1-800-824-0335

VAOOP    5/98

  Printed on Recycled Paper.

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                Declaration Trust

                       Growth   V.A. International Fund
                                V.A. Financial Industries Fund
                                V.A. Emerging Growth Fund
                                V.A. Growth Fund (formerly V.A. Discovery Fund)
                      ----------------------------------------------------------
                      Growth    V.A. Independence Equity Fund
                      & Income  V.A. 500 Index Fund
                                V.A. Sovereign Investors Fund
                      ----------------------------------------------------------
                      Income    V.A. World Bond Fund
                                V.A. Strategic Income Fund
                                V.A. Sovereign Bond Fund
                                V.A. Money Market Fund

                                DECEMBER 31, 1997


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================Table of Contents===============================

                     John Hancock Funds - Declaration Trust

                                                                          Page

1) Chairman's Message.....................................................  3

2) Portfolio Manager Commentary
This commentary reflects the views of the portfolio manager(s) or portfolio management team through the end of the Fund's period discussed in this report. Of course, the manager's or team's views are subject to change as market and other conditions warrant.

   Growth
   V.A. International Fund................................................  4
   V.A. Financial Industries Fund.........................................  7
   V.A. Emerging Growth Fund.............................................. 10
   V.A. Growth Fund (formerly V.A. Discovery Fund)........................ 13

   Growth & Income
   V.A. Independence Equity Fund.......................................... 16
   V.A. 500 Index Fund.................................................... 19
   V.A. Sovereign Investors Fund.......................................... 22

   Income
   V.A. World Bond Fund................................................... 25
   V.A. Strategic Income Fund............................................. 28
   V.A. Sovereign Bond Fund............................................... 31
   V.A. Money Market Fund................................................. 34

3) Financial Statements................................................... 36

4) Notes To Financial Statements.......................................... 85

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ *
                            RICHARD P. CHAPMAN, JR. *
                              WILLIAM J. COSGROVE *
                               DOUGLAS M. COSTLE *
                               LELAND O. ERDAHL *
                              RICHARD A. FARRELL *
                                GAIL D. FOSLER *
                               WILLIAM F. GLAVIN *
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE *
                             PATTI MCGILL PETERSON *
                                 JOHN W. PRATT *
                               RICHARD S. SCIPIONE
                              EDWARD J. SPELLMAN *
                        * Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                   Vice Chairman and Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer


                                   CUSTODIANS
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116
                            V.A. Emerging Growth Fund
                                V.A. Growth Fund
                         V.A. Financial Industries Fund
                          V.A. Independence Equity Fund
                          V.A. Sovereign Investors Fund
                           V.A. Strategic Income Fund
                            V.A. Sovereign Bond Fund
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110
                             V.A. International Fund
                               V.A. 500 Index Fund
                              V.A. World Bond Fund
                             V.A. Money Market Fund

                                 TRANSFER AGENT
                          JOHN HANCOCK SERVICING CENTER
                                  P.O. BOX 9298
                        BOSTON, MASSACHUSETTS 02205-9298

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISERS
                   JOHN HANCOCK ADVISERS INTERNATIONAL LIMITED
                                 34 DOVER STREET
                             LONDON, ENGLAND W1X3RA
                             V.A. International Fund
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                          V.A. Independence Equity Fund
                        SOVEREIGN ASSET MANAGEMENT CORP.
                              1235 WESTLAKES DRIVE
                           BERWYN, PENNSYLVANIA 19312
                          V.A. Sovereign Investors Fund

                                     ISSUER
                               JOHN HANCOCK MUTUAL
                             LIFE INSURANCE COMPANY
                              JOHN HANCOCK VARIABLE
                             LIFE INSURANCE COMPANY*
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02117
                            *Not Licensed in New York

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5702

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 were anything but dull. Bond investors enjoyed the benefits of a strong economy with no inflation. Stock investors were treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round began in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had bounced back, yet it and many markets remained edgy and more volatile as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1 1/2" by 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

================================================================================

                    BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND
                   GERARDO J. ESPINOZA, CO-PORTFOLIO MANAGERS

                                  John Hancock
                             V.A. International Fund

                Chaos in Asia curtails overseas markets' advances

"...we continued to up our stake in more stable, established markets."

It was a gut-wrenching year for international investors, who watched their double-digit gains in the first half dwindle as turmoil in Asia shook world markets. Starting in late summer, Southeast Asian nations were hit with a wave of currency devaluations and growing financial ills. The crisis had a ripple effect on Latin America, then spread to the rest of the world in late October and has kept overseas markets in turmoil ever since. The developed worlds of Europe and North America managed to recover and many countries in Europe posted solid gains for the year. Even though the Asian chaos served to rein in the booming performance of the emerging markets of Latin America, many of them still advanced strongly. On the other hand, almost every Asian market, including Hong Kong and Japan, ended the year in negative territory for U.S. dollar investors, from Hong Kong's 24% fall to Thailand's 75% plunge.

      Overall, international fund investors ended the year eking out only small advances on average. John Hancock V.A. International Fund shared in the world's woes. Despite the Fund's better-than-average first-half performance, we later lost ground when the Asian contagion dealt blows to our strong weightings in Hong Kong, Singapore and Brazil, particularly in October. That was the height of the emerging-market turmoil, when several of these focus markets had drops in the 20% to 30% range. Indeed, the Fund fell 12% in the month of October alone, wiping out its previous gains. For the year ended December 31, 1997, the Fund posted a total return of -0.54% at net asset value, compared with the 5.17% return of the average variable annuity international fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page six.

[A 1 3/4" by 3" photo of Fund management team. Caption reads "V.A. International Fund co-portfolio managers (l - r) Gerardo J. Espinoza, Miren Etcheverry and John L.F. Wills."]

================================================================================

                      JOHN HANCOCK V.A. INTERNATIONAL FUND

"In the near term, world markets will continue to be volatile..."

Asia shrinks; safe havens grow

We avoided the most vulnerable Asian markets, including Thailand, Indonesia and Malaysia, during the year, but the magnitude of the region's downfall was greater than expected, especially in fundamentally sound Hong Kong and traditionally stalwart Singapore. In the second half, we cut our stake in the Pacific Rim to 20% of net assets, down from 44%. Our underweighted 9% stake in Japan by the year's end remained focused on exporters, which did well during the year, but which could also feel the effects of the regional slowdown. In Hong Kong, Australia and Singapore, we still own several of each market's blue-chip stocks.

      With heightened turbulence elsewhere, we continued to up our stake in more stable, established markets. We added a 7% position in Canada and increased our stake in Europe from 28% to 49% of the Fund's net assets, with the U.K. the top weighting. Within each country, we focused on only the top-quality names, such as Carrefour in France, Royal & Sun Alliance Insurance in the U.K. and Royal Bank of Canada in Canada.

      With our 12% stake in Latin America, we stayed focused on companies that are prime candidates for privatization, such as utilities and telecommunications. They are also the least likely to feel the effects of economic slowdowns. Our largest bet there remains Brazil, at 8%, because of its continuing strides toward liberalization and privatization -- a process that may well accelerate as an indirect, and silver-lining, result of the Asian tumult.

Looking ahead

In the near term, world markets will continue to be volatile as investors wrestle with the implications of the Asian fallout. Until the dust settles, we will keep our emphasis on the more established markets of Europe, but will also stay with our reduced stake in emerging markets, most notably Hong Kong and Singapore. We believe they are among the best quality, and with the greatest potential for rebound, barring any further blow-ups. As for the rest of Asia, the risks remain too great until we see how serious those countries are about making needed reforms. We'll closely monitor developments there, and also keep a light stake in Japan, since its long economic slump and banking problems persist.

--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the year ended December 31, 1997." The chart is scaled in increments of 2% from top to bottom with 6% at the top and -6% at the bottom. Within the chart, there are two solid bars. The first represents the -0.54% total return for John Hancock V.A. International Fund. The second represents the 5.17% total return for the Average variable annuity international fund. Footnote below reads: "The total return for John Hancock V.A. International Fund is at net asset value with all distributions reinvested. The average variable annuity international fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                      JOHN HANCOCK V.A. INTERNATIONAL FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                            SINCE
                                   ONE     INCEPTION
                                   YEAR    (8/29/96)
                                   ----    ---------
Cumulative Total Returns          (0.54%)   12.14%
Average Annual Total Returns(1)   (0.54%)    8.93%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (1.43%) and 7.76%, respectively.


                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley EAFE Index--an unmanaged index that measures the performance of stock markets in Europe, Australia and the Far East. In addition, the Fund is compared to the Morgan Stanley All Country World-Ex U.S. Free Index, which measures the performance of a broad range of developed and emerging stock markets, and represents freely traded securities. The Adviser has chosen to remove the Morgan Stanley EAFE Index from future reports, but will continue comparing the Fund to the Morgan Stanley All Country World-Ex U.S. Free Index, which more closely represents the investment strategy of the Fund.


[GRAPHIC OMITTED]


[Line chart with the heading V.A. International Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Morgan Stanley All Country World-Ex U.S. Index and is equal to $12,582 as of December 31, 1997. The second line represents the hypothetical $10,000 investment made in the V.A. International Fund on August 29, 1996, before sales charge, and is equal to $11,214 as of December 31, 1997. The third line represents the value of the Morgan Stanley EAFE Index and is equal to $10,680 as of December 31, 1997.]

================================================================================

                  BY JAMES K. SCHMIDT, CFA AND THOMAS FINUCANE,
                              CO-PORTFOLIO MANAGERS

                                  John Hancock
                         V.A. Financial Industries Fund

                  Tame inflation, falling interest rates boost
                            financial stocks in 1997

"...earnings results for most of the financial stocks have exceeded expectations."

Financial stocks were among the leaders in 1997, as the stock market persisted in its bull market charge. The economy remained strong, while interest rates mostly fell after a spike in the spring, and inflation was nowhere to be seen. It was an ideal environment in which to launch John Hancock V.A. Financial Industries Fund on April 30, 1997. From inception through the year's end, the Fund posted a total return of 35.05% at net asset value. That compared to the 20.20% return of the average variable annuity specialty fund, and the 35.10% return of the average open-end financial services fund during the same period, according to Lipper Analytical Services, Inc. Longer-term performance can be found on page nine.

Leaders and laggards

Leading the pack over the last year have been the brokerage stocks. They were propelled by buoyant markets that boosted trading volume and new offerings, as well as by continued merger activity, most notably between Morgan Stanley and Dean Witter; Alex Brown and Bankers Trust and Montgomery Securities and NationsBank. Also climbing to new highs were the stocks of asset managers, driven by strong markets and robust mutual fund sales.

      Banks, insurance and REIT stocks also posted healthy 1997 returns in response to in-line earnings and continued consolidation activity. Nonetheless, their performance was overshadowed by the skyrocketing brokers and asset managers. In 1998, with the more market-sensitive brokers and asset managers trading at higher price to earnings multiples, we look to the more predictable and stable earnings streams in banking, insurance and REITs to spell any weakness in the more high-flying sectors.

[A 2" by 3" photo of Fund management team. Caption reads "Fund management team members: (l - r) Jay McKelvey, Jim Schmidt, Tom
Finucane and Patricia Ouimet."]

================================================================================

                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

"We expect the consolidation among and across the various financial services industries to continue..."

Earnings and consolidations trend upward

In 1997, earnings results for most of the financial stocks have exceeded expectations. Current macro-economic conditions are ideal for financial stocks: moderate growth, low inflation and stable to declining interest rates. Across the financial spectrum, loan/asset quality is excellent, margins remain adequate, management's attention to overhead levels and efficiency is paramount and stock buybacks counter excess capital build-up. In this environment, companies have reported 12% to 14% year-over-year earnings growth. As long as the climate doesn't change, our 1998 earnings models call for 10% increases over 1997.

      Even in the Fund's short eight-month existence, already one of its holdings announced their intent to be acquired. In general, financial deals have been spread across several industry combinations, including banks buying thrifts; banks buying brokers and life insurers buying each other. We expect the consolidation among and across the various financial services industries to continue and perhaps accelerate in the future.

Portfolio strategy and outlook

The Fund invests in relatively inexpensive financial stocks that have solid earnings fundamentals and may be in the path of consolidation. We feel that the economic and regulatory environment currently in place will provide many opportunities for us to make rewarding investments. In the United States, rules promulgated by the Federal Reserve and the Controller of the Currency have blurred the lines between banking, insurance, and securities brokerage. Repeal of the Glass-Steagall Act, which we expect within the next three years, will further this process and give new impetus to mergers among financial companies. We also feel that the advent of the European Community will result in restructuring activity among financial services providers in that continent.

      Many of the nations in eastern Asia have recently experienced weakness in their economies and currencies. This will result in slightly lower growth on a global basis than would otherwise have been the case. Nevertheless, we are anticipating increased economic activity in the countries in which we are invested and expect this to translate into higher earnings for well managed financial companies.

--------------------------------------------------------------------------------
Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "From April 30, 1997 to December 31, 1997." The chart is scaled in increments of 10% from top to bottom with 40% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 35.05% total return for the John Hancock V.A. Financial Industries Fund. The second represents the 20.20% total return for the Average variable annuity specialty fund. The third represents the 35.10% total return for the Average open-end financial services fund. Footnote below reads: "The total return for John Hancock V.A. Financial Industries Fund is at net asset value with all distributions reinvested. The average variable annuity specialty fund and open-end financial services fund are tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                           SINCE
                                         INCEPTION
                                         (4/30/97)
                                         ---------
Cumulative Total Returns                  35.05%
Average Annual Total Returns(1)           35.05%(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses the total return since inception would have been 34.71%.
(2)   Not Annualized.


                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.


                               [GRAPHIC OMITTED]


[Line chart with the heading V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. Financial Industries Fund on April 30, 1997, before sales charge, and is equal to $13,505 as of December 31, 1997. The second line represents the value of the S&P 500 Stock Index and is equal to $12,255 as of December 31, 1997.]

================================================================================

                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. Emerging Growth Fund

              Stock market charges ahead; small stocks advance less
                           than their larger brethren

"Some of our best performers...were energy and semiconductor stocks..."

Thanks to steady U.S. economic growth and rising corporate profits, small-company stocks posted strong returns for 1997. However, their gains couldn't match the surprisingly good performance of their large-company counterparts. After getting off to a weak start, the onset of spring marked a turning point, as small companies, bolstered by a number of developments, began to knock large-company stocks off the leader board. Not only were many large-company stocks expensive in the eyes of many observers, but their earnings were curtailed by a strong U.S. dollar. That, coupled with the reduction in the capital gains tax made small caps -- which create most of their value through capital gains -- more appealing in the eyes of many investors. The tables turned again in the final three months of the year, when the uncertainty surrounding the Asian crisis incited a flight to safety. Large, well-known companies resumed their leadership and left their smaller counterparts -- typically a more volatile group -- languishing in their wake.

Strategy and performance review

For the 12-month period ended December 31, 1997, John Hancock V.A. Emerging Growth Fund had a total return of 11.06% at net asset value, compared to the average variable annuity small company fund's return of 18.95%, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 12. The primary reason why the Fund lagged its counterparts was our emphasis on small-company growth stocks, which have above-average increases in revenues and earnings. With investors concerned about earnings growth at small companies, these stocks fell out of favor and small-company value stocks -- which are sold on the basis of the value of a firm's assets -- led the small-cap pack.

[A 2" x 3" photo of V.A. Emerging Growth Fund at bottom right. Caption below reads: "Bernice Behar (center) and Fund management team members Ben Hock (l) and Andrew Slabin (r)."]

================================================================================

                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

"Small-company stocks are currently priced more attractively..."

      Some of our best performers during the year were energy and semiconductor stocks, which did extremely well in the second and third quarters. In the energy group, some of our biggest winners were oil service holdings -- including Maverick Tube, Lonestar Steel and National-Oilwell -- and energy driller Precision Drilling. Our best-performing semiconductor company was Semtech. By the fourth quarter, we thought it prudent to lock in some of our profits and we pared back or sold several of these holdings. That helped us sidestep the subsequent Asian currency and economic crisis that put pressure on both groups, although we didn't completely dodge the downturn.

      In our view, technology stocks will continue to offer some of the fastest-growing opportunities in the marketplace, so we maintained a relatively high weighting in the sector. We did, however, switch focus, concentrating less on hardware companies and more on software companies such as Symantec, CBT Group, Visio and Aspect Development.

      In the fourth quarter, our advertising and broadcasting holdings performed well. Lamar Advertising and Universal Outdoor Holdings benefited from price increases for their billboard space. The stocks of broadcasting companies serving the U.S. Spanish-speaking population -- such as radio company Heftel and television company Univision Communications -- saw impressive gains as advertisers agreed to pay higher prices to reach this fast-growing demographic.

      Given our concerns about a potential slowdown in global economic growth, we increased our stake in more domestically-oriented companies, including retailers that serve small-town America, such as Stage Stores and Hibbett Sporting Goods. We also increased our stake in environmental stocks such as American Disposal Services and Superior Services.

Outlook

Uncertainty surrounding the Asian crisis and its implications for the U.S. economy may cause continued stock volatility. In any case, we believe that small-company stocks stand a good chance to overtake their larger-company counterparts. Their recent lag has nothing to do with business fundamentals, but rather stems from the Southeast Asian contagion that sent investors fleeing toward more liquid, larger company stocks. When those fears are calmed, we would expect investors to once again focus on company fundamentals, a shift that we think will benefit the small-company sector. Small-company stocks are currently priced more attractively and are also posting faster growth rates.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 5%, with 20% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 11.06% total return for John Hancock V.A. Emerging Growth Fund. The second represents the 18.95% total return for the Average variable annuity small company fund. A footnote below states: "The total return for John Hancock V.A. Emerging Growth Fund is at net asset value with all distributions reinvested. The average variable annuity small company fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                             SINCE
                                    ONE    INCEPTION
                                    YEAR   (8/29/96)
                                    ----   ---------
Cumulative Total Returns           11.06%    3.71%
Average Annual Total Returns(1)    11.06%    2.76%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 9.34% and (0.41%), respectively.


                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Emerging Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is used to measure stock market performance. In addition, the Fund is compared to both the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that contains Russell 2000 Index stocks with a greater-than-average growth orientation. The Adviser has chosen to remove the Standard & Poor's 500 Stock Index from future reports, but will continue to compare the Fund's performance to the broad-based Russell 2000 Index as well as the Russell 2000 Growth Index, which more closely represent the investment strategy of the Fund.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Emerging Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the value of the S&P 500 Stock Index and is equal to $15,580 as of December 31, 1997. The second line represents the value of the Russell 2000 Growth Index and is equal to $14,153 as of December 31, 1997. The third line represents the value of the Russell 2000 Index and is equal to $12,779 as of December 31, 1997. The fourth line represents the value of a hypothetical $10,000 investment made in the V.A. Emerging Growth Fund on August 29, 1996, before sales charge, and is equal to $10,371 as of December 31, 1997.]

================================================================================

                    BY ANURAG PANDIT, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                V.A. Growth Fund

                      Stock market moves in new territory,
                         dominated by largest companies

"We continued to maintain a relatively high weighting in the technology sector..."

Effective January 2, 1998, John Hancock V.A. Discovery Fund was re-named John Hancock V.A. Growth Fund, and leadership of the management team changed from the team's small-company specialist, Bernice Behar, to the team's large-company specialist, Anurag Pandit, CFA. These changes were made to reflect the Fund's shift in investment focus to stocks of larger, more established companies. Mr. Pandit has more than 13 years of investment management experience and has been a member of the team since the Fund's inception.

The U.S. stock market surprised many observers by posting 1997 gains in excess of 20% for an unprecedented third straight year. The market's rise was fueled by a heady combination of strong corporate earnings, moderate inflation, healthy economic growth and relatively low and stable interest rates. But those impressive returns masked what was largely a two-tier market. The brand-name, diversified, large-company stocks were the leaders, leaving the majority of their smaller counterparts to post less impressive gains. Although stocks charged ahead for the majority of the year, currency and economic problems in Southeast Asia created a more volatile environment in the final quarter.

Performance and strategy review

For the 12 months that ended December 31, 1997, John Hancock V.A. Growth Fund had a total return of 14.27% at net asset value, compared to the 25.36% return of the average variable annuity growth fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 15. The Fund's performance lag occurred mostly in the first and final quarters of the year, when large-company growth stocks far outpaced the performance of small-company stocks, which the Fund had emphasized during those periods. Furthermore, our relatively small stake in

[A 2" x 3" photo of V.A. Emerging Growth Fund team at bottom right. Caption below reads: "Fund management team members (l - r) Rob Hallisey, Bernice Behar, Anurag Pandit and Andrew T. Slabin."]

================================================================================

                          JOHN HANCOCK V.A. GROWTH FUND

"We enter fiscal 1998 with cautious optimism..."

good-performing financial stocks -- most of which didn't meet our high growth targets -- curtailed our performance in the first quarter of the year.

      During the second and third quarters, the Fund gained a lot of ground and outperformed the majority of its peers, thanks in part to strong performance in our energy service company holdings including Maverick Tube, Lonestar Steel, National-Oilwell and EVI. After their success had pushed prices to what we believed were expensive valuations, we pared back or sold some of these holdings. Subsequently, the Asian currency crisis and uncertainty surrounding OPEC production quotas put pressure on this sector. While our reduced stake helped us sidestep their fourth-quarter woes, we weren't able to completely dodge them and that hurt our performance in the last quarter.

      We continued to maintain a relatively high weighting in the technology sector, although we made some alterations in our holdings as the year wore on. Semiconductor stocks posted impressive gains during much of the year. However, these stocks are considered most vulnerable to a slump in Asian demand for high-tech goods and as a result, suffered badly in October, November and December. Fortunately, we had taken some profits and reduced our stake in these companies, although not enough to completely insulate the Fund from their fall. More recently, we've shifted our focus away from computer hardware stocks into more software names including Symantec, which makes the popular Norton anti-virus program.

Cautious optimism

The most recent turbulence has not convinced us to change our strategy of focusing on high-growth companies. However, in keeping with Fund's recent shift in investment focus, we plan to place more emphasis on mid-to-large company stocks. We believe the quality, fundamentals, and long-term growth opportunities presented by many larger companies best suit the Fund's growth objectives. By focusing on larger companies, the Fund will continue to seek long-term appreciation, but with the lower volatility that is typically associated with large-capitalization stocks. Furthermore, we will continue to seek out companies that offer defensible niches -- such as a differentiated product or service -- and that exhibit above-average growth potential for any environment. We'll likely continue to focus on companies that are not unduly exposed to foreign currency risk. We enter fiscal 1998 with cautious optimism, viewing the ongoing market gyrations as a potential positive for growth-stock investing.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 10%, with 30% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 14.27% total return for the John Hancock V.A. Growth Fund. The second represents the 25.36% total return for the Average variable annuity growth fund. A footnote below states:
"The total return for John Hancock V.A. Growth Fund is at net asset value with all distributions reinvested. The average variable annuity growth fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                          JOHN HANCOCK V.A. GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns               14.27%    7.30%
Average Annual Total Returns(1)        14.27%    5.40%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 12.90% and 3.42%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $15,580 as of December 31, 1997. The second line represents the value of the V.A. Growth Fund, before sales charge, and is equal to $10,730 as of December 31, 1997.]

================================================================================

            BY STEPHEN LANZENDORF, FOR THE PORTFOLIO MANAGEMENT TEAM
                   John Hancock V.A. Independence Equity Fund

                       Large companies dominate small ones
                           in 1997 stock-market surge

"Financial stocks were among the biggest contributors to the Fund's performance."

With the economy buoyant, and interest rates and inflation low, stocks continued their long bull-market run throughout 1997. Just as in 1996, the charge was led for much of the year by the well-known mega-cap stocks, which lured investors with their strong and stable earnings growth. Despite heightened volatility beginning in August due to worries of earnings slowdowns and economic turmoil in Asia, the market still managed to turn in an amazingly strong showing for a third straight year.

      For the year ended December 31, 1997, the Standard & Poor's 500 Stock Index, a broad measure of market performance, returned 33.36%, including reinvested dividends. John Hancock V.A. Independence Equity Fund also produced very strong results on both an absolute and relative basis. For calendar year 1997, the Fund posted a total return of 30.68% at net asset value, compared to the 27.21% return of the average variable annuity growth and income fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 18.

Finance, specialty retailers outperform

Financial stocks were among the biggest contributors to the Fund's performance. The combination of falling interest rates, growing profits and heightened industry consolidations propelled such Fund holdings as insurance companies Travelers Group and General Re. We have continued to overweight the finance sector since the fundamentals remain attractive. Within the sector, we continued to emphasize insurance companies, since their prices remain relatively

[A 2" x 3" photo of V.A. Independence Equity Fund management team at bottom right. Caption below reads: "V.A. Independence Equity Fund management team members: (l-r) Coreen Kraysler, David Canavan, Jane Shigley, Jeff Saef and Stephen Lanzendorf."]

================================================================================

                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

"Investors would do well to scale back their expectations..."

attractive, while many bank stocks have risen to a point that they currently reflect the value of any potential mergers. Within the banking sector, we look for high-quality regional names such as Norwest Corporation, as well as money center banks. For example, BankAmerica currently presents a good opportunity since its stock has recently been penalized disproportionately to its Asian exposure.

      Another good group was our specialty retail holdings, especially industry leader Home Depot, whose stock rose by 76% during the year as it maintained its clear market dominance and dependable growth.

      During the year, we sold or cut our positions in some stocks whose prices we felt had either gotten ahead of earnings expectations, such as Minnesota Mining, or had reached full valuation levels given their prospects for growth, such as Disney. With the cash, we added to our positions in companies whose prices we believed were too low for their earnings prospects. That included PepsiCo. whose sale of its restaurant divisions and return to its core bottling business bodes well for its stock. We also increased our stake in telecommunications equipment maker Lucent Technologies because of its strong competitive position and prospects for earnings growth. Finally, we added Bell Atlantic, a regional phone company which should benefit from cost savings following its merger with Nynex.

Outlook

As long as the economic picture of moderate growth and low interest rates doesn't change, we're keeping our outlook positive for 1998. That said, we do not believe it is reasonable to expect the market to produce a fourth straight year of 20% plus returns. Investors would do well to scale back their expectations for 1998. Historically, the market has produced results in the 8% to 10% range. The market should also remain more volatile as the Asian crisis plays out.

      No matter what happens next, we will stick to our disciplined strategy of buying companies with attractive stock prices and improving earnings prospects. We remain focused on providing shareholders with above-average total returns by investing in a diversified stock portfolio that has a risk level comparable to that of the S&P 500.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 10%, with 40% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 30.68% total return for the John Hancock V.A. Independence Equity Fund. The second represents the 27.21% total return for the Average variable annuity growth and income fund. A footnote below states: "The total return for John Hancock V.A. Independence Equity Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns               30.68%    46.07%
Average Annual Total Returns(1)        30.68%    32.69%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 30.04% and 31.38%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Independence Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Independence Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $15,580 as of December 31, 1997. The second line represents the value of the V.A. Independence Equity Fund, before sales charge, and is equal to $14,607 as of December 31, 1997.]

================================================================================

                    BY BARRY EVANS, CFA, AND ROGER HAMILTON,
                          FOR THE RISK MANAGEMENT GROUP

                                  John Hancock
                               V.A. 500 Index Fund

             S&P 500 Index shows its muscle for third straight year

Financial stocks boost Fund performance.

1997 was an extremely good year for the S&P 500 Index. In what was often described as a "Goldilocks" economy characterized by low and falling interest rates, moderate inflation and decent economic growth, corporate earnings strengthened as productivity rose. But the index's gains weren't parceled out in equal measure. Big companies posted stellar returns and contributed most to the capitalization-weighted index's rise, while smaller companies posted only moderate gains.

Strategy and performance review

For the 12 months ended December 31, 1997, John Hancock V.A. 500 Index Fund had a total return of 29.51%. By comparison, the average variable annuity S&P 500 index objective fund had a total return of 32.55%, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 21.

      The Fund normally invests at least 80% of its total assets in common stocks of the companies that comprise the Standard & Poor's 500 Stock Index. Our aim is to allocate the stocks held in the portfolio in approximately the same proportions as they are represented in the S&P 500 Stock Index. By pursuing that strategy, we are able to minimize the degree to which the Fund's investment results (before Fund expenses) differ from those of the index. The degree to which the Fund's performance correlates with that of the S&P 500 Stock Index depend upon the size and cash flows of the Fund, the liquidity of the securities represented in the index and the Fund's expenses, among other factors.

      In the early months of the period and of the Fund's existence, we bought S&P 500 Stock Index futures as a proxy for the stocks in the index. We did that because the futures allowed us to participate in the S&P 500's advance without incurring the high transaction costs associated with buying individual stocks with limited assets. To buy stocks -- specially in odd lots of less than 100 shares -- when the Fund's total

[A 2" x 2 1/2" photo of Barry Evans and Roger Hamilton. Caption reads "Barry Evans (l) and Roger Hamilton (r)".]

================================================================================

                        JOHN HANCOCK V.A. 500 INDEX FUND

"...we wouldn't be surprised if the market paused to catch its breath in 1998..."

assets were still small would have been more expensive and would have compromised its total return. But in mid-June, the Fund's total assets had grown to a level that allowed us to purchase individual stocks at reasonable costs. Keeping more fully invested in the second half of the year helped our performance more closely track that of the index. Using a strategy known as sampling, we assembled a portfolio of stocks that replicates the characteristics -- including industry classification, volatility, earnings per share, and others -- of the S&P 500 Stock Index. By the end of the period, the Fund held roughly 380 stocks.

Financial service companies dominate; gold lags

"Merger mania," falling interest rates and declining loan losses propelled bank stocks -- such as Fifth Third Bancorp, Norwest Corp. and State Street -- in 1997, making them some of the best performers for both the S&P 500 Index and the Fund. But it wasn't just banks that made the financial stocks the market's best-performing group of the year. Securities brokers also soared thanks to the quickening pace of acquisition activity as well as the strength of the stock market itself. In the broker category, the Fund's two performers were Charles Schwab and Merrill Lynch. Technology stocks made lots of news during the year, with the larger companies posting record gains, while smaller concerns were in a bear market for most of the year. While the Fund enjoyed gains from Dell Computer, Compaq Computer and Microsoft, companies such as Silicon Graphics and Novell proved to be laggards. One of the market's worst performing groups was gold stocks, which suffered as the price of the precious metal slumped. Our holdings in Barrick Gold and Newmont Mining detracted from our performance.

Outlook

We'll continue to choose stocks that will help us closely track the performance of the S&P Index. After posting gains in excess of 20% for an unprecedented third consecutive year, we wouldn't be surprised if the market paused to catch its breath in 1998, and investors would be wise to lower their expectations. Of course, given the Fund's strategy and objectives, its returns should track the performance of the S&P Index, whether it posts gains or incurs losses in 1998.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 10%, with 40% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 29.51% total return for the John Hancock V.A. 500 Index Fund. The second represents the 32.55% total return for the Average variable annuity S&P 500 index objective fund. A footnote below states: "The total return for John Hancock V.A. 500 Index Fund is at net asset value with all distributions reinvested. The average variable annuity S&P 500 Index objective fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                        JOHN HANCOCK V.A. 500 INDEX FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns               29.51%    44.39%
Average Annual Total Returns(1)        29.51%    31.55%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 29.27% and 31.19%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. 500 Index Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $15,580 as of December 31, 1997. The second line represents the value of the the V.A. 500 Index Fund, before sales charge, and is equal to $14,439 as of December 31, 1997.]

================================================================================

                   BY JOHN F. SNYDER III AND BARRY EVANS, CFA
                              CO-PORTFOLIO MANAGERS

                                  John Hancock
                          V.A. Sovereign Investors Fund

                Stocks rack up yet another great year of returns

Retailers and banks contributed significantly to the Fund's performance.

1997 was yet another spectacular year for stock investors. The Dow Jones Industrial Average -- one of the most commonly-watched market indices -- ended the year up a healthy 22.64%. Following gains of 33% in 1995 and 26% gain in 1996, this year marked a record third-straight year in which stocks rose more than 20%. It also marked the seventh-consecutive year of market advances, making the current bull market the longest in the history.

      It wasn't, however, all smooth sailing for investors. Much of the market's gains came in the first half of the year. Then, as worries about corporate profits and Asia's financial woes heightened, investors become more nervous and the market traded in a volatile range for most of the second half. The big winners in this year's market advance were the large stocks. In a "flight-to-quality," investors sought out those large companies with reliable earnings and clear market leadership. Aside from a short-lived rally in the third quarter, small stocks lagged behind their larger brethren.

Fund performance

Our focus on "dividend performer" stocks -- those large stocks with consistent dividends and reliable earnings -- paid off in 1997. For the year ended December 31, 1997, the John Hancock V.A. Sovereign Investors Fund had a total return of 28.43% at net asset value. By comparison, the average equity income fund returned 29.13%, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 24.

      Within Sovereign's investment universe, two important sectors contributed significantly to the Fund's performance: retailers and banks. Retail giants Wal-Mart and Home Depot rose more than 60% in 1997, thanks to market share gains and strong consumer confidence levels. A favorable interest-rate environment and strong loan demand helped banks' underlying fundamentals. Also, a sharp increase in merger activity has

[A 2" x 3" photo of V.A. Sovereign Investors Fund management team at bottom right. Caption below reads: "V.A. Sovereign Investors Fund management team members: (l - r) John Snyder, Barry Evans, Jere Estes."]

================================================================================

                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

"...we believe consistency will be rewarded."

lifted the group. First Tennessee National Corp. was among our strongest performers, buoyed by a healthy balance sheet and increasing takeover speculation.

Shift to growth cyclicals

After strong gains, we felt that many of our consumer stocks were ripe for profit taking. We sold several core holdings -- such as Sara Lee -- in favor of companies that offered better growth potential and valuations. A perfect example is Grainger (W.W.) Inc, which is the leading distributor of electrical equipment. Market leadership is critical in this industry, as customers strive to limit the number of vendors they use. With its most recent acquisition of Ackland, Grainger has been able to strengthen its market position.

Outlook

A change from the generally ebullient stock market may be at hand. The expected slowdown in the Asian economies may slow the world economy. At first glance, the effect on the U.S. economy appears to be minimal, but the U.S. will not be immune. Furthermore, we believe that the impact will extend beyond those companies with direct exposure to Asia such as semiconductor manufacturers. Companies with extensive retailing operations in the Far East -- such as McDonald's and Coca-Cola -- are also likely to experience weaker demand. U.S. companies that are vulnerable to imports -- such as steel manufacturers and auto makers -- will face stiffer competition as Asian companies attempt to export their way out of trouble.

      In general, we believe top line revenue growth will be harder to come by, and that 1998 will be a more difficult year for earnings growth than any of the past five years. Pricing power is non-existent. Indeed, a number of economists believe prices could go down in 1998. While lower prices will benefit consumers, deflation is a difficult environment for corporate profitability.

      If an economic slowdown materializes, this will be the sweet spot of the market cycle for the Fund's "dividend performers" universe of companies. At a time when earnings disappointments are dealt with severely by the market, we believe consistency will be rewarded. Superior management and market dominance become even more critical for success. If the past is any guide, it will be a time when investors are likely to fully appreciate the investment quality of these stable growth companies and be willing to pay premium prices for them.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 10%, with 30% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 28.43% total return for the John Hancock V.A. Sovereign Investors Fund. The second represents the 29.13% total return for the Average variable annuity equity income fund. A footnote below states: "The total return for John Hancock V.A. Sovereign Investors Fund is at net asset value with all distributions reinvested. The average variable annuity equity income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns               28.43%    39.08%
Average Annual Total Returns(1)        28.43%    27.92%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 28.12% and 26.94%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $15,580 as of December 31, 1997. The second line represents the value of the V.A. Sovereign Investors Fund, before sales charge, and is equal to $13,908 as of December 31, 1997.]

================================================================================

                  BY LAWRENCE J. DALY, ANTHONY A. GOODCHILD AND
                      JANET L. CLAY, CO-PORTFOLIO MANAGERS

                                  John Hancock
                              V.A. World Bond Fund

                   Flight to quality drives world bond markets
                        following Asian financial crisis

"...we shifted our focus toward U.S. government bonds..."

Global bond investors struggled during 1997 through the cross-currents of U.S. interest rate fears early in the year and major volatility spikes later caused by Asian financial woes. The outcome was modest returns, but relief that results remained positive. Regionally, bond market results varied widely. The United States was one of the best-performing markets. After early interest-rate and inflation fears hurt U.S. bond prices and reverberated in other countries, the summer brought moderating growth and tame inflation. That sent U.S. Treasury bonds rallying right through the year's end. The boost in U.S. bonds was most dramatic at the end of the year, after market turmoil in Asia sent investors scurrying to safe havens. Starting in August and culminating in late October, a wave of currency devaluations swept through Southeast Asia and Korea, causing their financial pictures to darken and some countries' bonds to be downgraded to junk status. A mass exodus from all emerging Asian markets followed, hurting bond prices as far away as Latin America and putting an end to the banner year that emerging markets, especially in Latin America, had enjoyed until then. In Europe, bonds outperformed the U.S. earlier in the year, but then fears of rising European rates and the lure of more attractive U.S. yields caused their rally to stall.

Performance and strategy review

Despite this upheaval, the J.P. Morgan Global Government Bond Index -- a benchmark for global bond performance -- managed to close up 1.4% for the year ended December 31, 1997. In the same period, John Hancock V.A. World Bond Fund posted a total return of 1.37% at net asset value, compared to the 4.31% return of the average variable annuity global income fund,

[A 2" x 3" photo of V.A. World Bond Fund team members. Caption reads: "Fund co-portfolio managers (l - r) Tony Goodchild, Janet Clay and Larry Daly."]

================================================================================

                        JOHN HANCOCK V.A. WORLD BOND FUND

"We expect continued fallout from the Southeast Asian crisis..."

according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 27.

      The Fund benefited from investing in the United States, avoiding Asia and downplaying Europe and foreign currencies. The difference in performance was due to our exposure to emerging markets, which rose to about 30% of assets at several points during the year -- close to our 35% limit. That level was less than average, which held us back when those markets were performing well, yet was still enough to hurt us in October's tumult.

      During the year, as bond yields fell worldwide, the difference in yields between other countries and the United States narrowed to minimal levels. Many foreign bonds, therefore, no longer offered a significant yield advantage over U.S. Treasuries. With little prospect that overseas bond prices would rise, and with Asia's ills looming large, we shifted our focus toward U.S. government bonds in the five-year maturity horizon. These bonds benefited as investors increasingly chose high quality. By the end of the year, U.S. Treasury and government agency bonds accounted for three quarters of the Fund's net assets, up from 44% six months ago.

      At the same time, we opportunistically trimmed our emerging-market stake to 13% of assets, down from 31% six months ago. We've kept our focus on U.S. dollar-denominated government bonds from Latin America, including Ecuador, Mexico, Brazil, Panama and Venezuela. We also continued to pare our Europe holdings to 7%, keeping only our U.K. bonds because their yields were higher than the rest of Europe.

A look ahead

We expect continued fallout from the Southeast Asian crisis until we see more signs of government resolve to make needed structural changes, and until there's a clearer picture of how Asia's slowing economies will impact worldwide growth. In this environment, we plan to stick with our more conservative strategy of focusing on high-quality U.S. government bonds. In our view, they offer solid prospects, especially given the instability elsewhere. When the Asian crisis passes, we believe there will be significant upside potential in high-quality Latin American bonds. But for now, the highly unusual combination of economic and world circumstances compels us to keep the bulk of our global bond assets close to home.


--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 1%, with 5% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 1.37% total return for the John Hancock V.A. World Bond Fund. The second represents the 4.31% total return for the Average variable annuity global income fund. A footnote below states: "The total return for John Hancock V.A. World Bond Fund is at net asset value with all distributions reinvested. The average variable annuity global income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                        JOHN HANCOCK V.A. WORLD BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns                1.37%    5.47%
Average Annual Total Returns(1)         1.37%    4.04%

                                      YIELD

For the period ended December 31, 1997

                                        SEC 30-DAY
                                          YIELD
                                        ----------
John Hancock V.A. World Bond Fund         5.48%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 0.07% and 2.52%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. World Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index--an unmanaged index that provides a benchmark for bond market performance on a worldwide basis.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. World Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. World Bond Fund, before sales charge, and is equal to $10,547 as of December 31, 1997. The second line represents the value of the Salomon Brothers World Government Bond Index on August 29, 1996, and is equal to $10,344 as of December 31, 1997.]

================================================================================

                    BY FREDERICK CAVANAUGH, PORTFOLIO MANAGER

                                  John Hancock
                           V.A. Strategic Income Fund

                   U.S. Treasuries, high-yield corporate bonds
                      show strength amid global uncertainty

"Our outperformance came from our relatively large stake in U.S. high-yield corporate bonds..."

The past 12 months will go down as a good year for U.S. bonds, thanks primarily to low inflation and stable interest rates. U.S. Treasury yields -- which move in the opposite direction of bond prices -- fell to levels not seen in four years. Meanwhile, the U.S. high-yield corporate market, which is made up of companies with below-investment-grade credit ratings, also performed well. The continued strength of the nation's economy translated into improving earnings and cash flows for many high-yield companies and the demand for their bonds was exceptionally strong. Outside the U.S., the news was mixed. Emerging-market bonds posted good returns for the year, despite a fourth quarter sell-off that was triggered by economic and currency problems in Southeast Asia. Intermediate- and long-term government bonds issued by "dollar bloc" countries -- including Canada and New Zealand -- enjoyed gains as their interest rates declined, mirroring the fall in U.S. interest rates. However, many European bonds remained unattractive relative to other areas of the world as the continent struggled to meet the economic and fiscal conditions mandated by its progress toward a unified currency.

Performance and strategy review

For the year ended December 31, 1997, John Hancock V.A. Strategic Income Fund posted a total return of 11.77% at net asset value, surpassing the 9.53% return of the average variable annuity general bond fund, according to Lipper Analytical Services, Inc. For longer-term performance information, please see page 31. Our outperformance came from our relatively large stake in U.S. high-yield corporate bonds, which performed well. Among the Fund's top high-yield performers were telecommunications leader Nextel Communications, which continued to benefit from rising subscriber growth, and Casino

[A 2" x 3" photo of V.A. Strategic Income Fund team members. Caption reads:
"Frederick Cavanaugh (left) and Fund management team members (l - r) Linda Carter, Jamie Kellogg and Arthur Calavritinos."]

================================================================================

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

"...we'll keep our stake in emerging-market bonds relatively low for now..."

America which was boosted by growing revenues. Some of our high-yield corporate holdings from offshore companies proved disappointing. With the cloud of uncertainty hanging over emerging markets, high-yield bonds issued by Brazilian telecommunications concern Globo Communicaoes faltered.

      Early in the fourth quarter, we began to reduce our foreign exposure by selling some emerging-market holdings, which had enjoyed strong gains in the prior nine months of the year. We sold them out of concern that Thailand's currency problems in mid-summer would bode ominously for other emerging markets. As a result, we had significantly reduced our emerging markets positions by late October. We were not, however, able to sell all the emerging-market bonds we would have liked and some of our remaining holdings detracted from the Fund's performance.

      We maintained our position in U.S. Treasury bonds, ending the year at 14% of the Fund's net assets. In addition to U.S. bonds' offering "safe haven" status, U.S. interest rates remain high compared to the rest of the world. With possible slower economic growth in this country, bonds could rally if interest rates fall further. When interest rates resumed their decline in the fourth quarter of the year, our U.S. Treasury holdings rallied.

Outlook

In our view, there could be continued volatility in global bond markets resulting from further currency and economic problems in emerging markets. As a result, we'll keep our stake in emerging-market bonds relatively low for now, until we see signs to the contrary. Furthermore, we think there's a reasonable chance that recent and potential devaluations of emerging-market currencies will be the catalyst for slower worldwide economic growth, including a slowdown in the U.S. Even so, we believe that the U.S. economy will remain in positive territory. Given that outlook, we believe high-yield U.S. corporate bonds could post solid performance next year, although we expect that performance to come mostly from the bonds' interest payments, rather than from capital appreciation. Against a slower economic backdrop, U.S. interest rates could also continue to fall and U.S. Treasury securities could extend their rally.


--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 5%, with 15% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 11.77% total return for the John Hancock V.A. Strategic Income Fund. The second represents the 9.53% total return for the Average variable annuity general bond fund. A footnote below states: "The total return for John Hancock V.A. Strategic Income Fund is at net asset value with all distributions reinvested. The average variable annuity general bond fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns               11.77%    18.96%
Average Annual Total Returns(1)        11.77%    13.84%

                                      YIELD

For the period ended December 31, 1997

                                              SEC 30-DAY
                                                YIELD
                                              ----------
John Hancock V.A. Strategic Income Fund         8.56%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 11.25% and 13.11%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index--an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. Strategic Income Fund, before sales charge, and is equal to $12,011 as of December 31, 1997. The second line represents the value of the Lehman Government/Corporate Bond Index on August 29, 1996, and is equal to $11,484 as of December 31, 1997.]

================================================================================

                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. Sovereign Bond Fund

        Bond investors fared well in 1997, despite heightened volatility

"...we increased our stake in U.S. Treasury Bonds slightly."

It was a good year for bonds, one marked by tame, even falling, inflation, a healthy economy, and rising prices on most types of bonds. The bond market's forward moves were most pronounced in the second half of the year, when fears that the vibrant economy would lead to higher inflation dissipated. The resulting surge reflected the market's growing belief that the Federal Reserve was not going to raise rates to slow down the economy. Bolstering the Fed's sidelines stance were a strong dollar eating into corporate profits and the currency and financial woes that struck Southeast Asia in the summer. These events further eased U.S. inflation fears -- a bond holder's worst enemy because of its corrosive effect on bonds' fixed-income payments. The Asian crisis did, however, cause a late-year selloff in both investment-grade and high-yield corporate bonds, as fearful investors gravitated toward U.S. Treasury bonds in a classic flight to safety. But the bond market had stabilized by year end, and corporate bonds' gains remained impressive.

Performance and strategy review

For the year ended December 31, 1997, John Hancock V.A. Sovereign Bond Fund posted a total return of 9.30% at net asset value. That compared to the 10.01% return of the average variable annuity corporate debt BBB-rated fund, according to Lipper Analytical Services, Inc. Longer-term performance information can be found on page 33.

      In seeking a high level of current income consistent with prudent investment risk, the Fund focuses on a blend of investment-grade corporate bonds, U.S. government bonds and, to a lesser extent, high-yield bonds whose credit ratings are below investment grade. Each sector in which we invested contributed to performance at various points, as did our timely moves

[A 2" x 3" photo of V.A. Sovereign Bond Fund team members. Caption reads: "Jim Ho (seated) and Fund management team members (l - r) Lester Duke, Beverly Cleathero, Seth Robbins, Linda Carter."]

================================================================================

                      JOHN HANCOCK V.A. SOVEREIGN BOND FUND

"...there is still room for bonds to do well in 1998."

that helped us successfully maneuver through the late-period pitfalls. Exposure to emerging-market corporate bonds served us well earlier in the year. At the same time, we fortunately managed to avoid the most volatile emerging markets, including Thailand, Malaysia and Korea, by selling our small positions there ahead of the worst turmoil. Naturally, volatility spilled over into Latin America, and we opportunistically sold out of our positions there as well after the first shock waves hit, anticipating further turmoil down the road. In their place, we increased our stake in U.S. Treasury Bonds slightly.

      For most of the year, we benefited from our 24% stake in corporate bonds, until their late-year price drops curtailed their advances. But the downward pressure that Asia's turmoil put on U.S. corporate bonds also presented us with some attractive buying opportunities. Believing that the fundamentals of many U.S. corporations remained solid, we bought on dips and added to such existing positions as Time Warner and TCI Communications. We also selectively bought several high-yield bonds, including Physician Sales & Services, Garden State Newspapers and Nextel Communications. The three main industry sectors we emphasized in the corporate arena included media, utilities and financial services.

Going forward

In our view, there is still room for bonds to do well in 1998. Recent worldwide events suggest that the trend is toward slower, rather than faster, economic growth. As the Asian countries try to export their way back to financial health, their weaker currencies and therefore less expensive products will keep the pricing pressure on -- and inflation low. Given this scenario, it's fairly certain that the Fed will not raise interest rates again for now. In fact, the next move could be a rate decrease.

      With this outlook, we'll keep the Fund's duration -- a measure of a bond price's sensitivity to changes in interest rates -- neutral or slightly longer to capture the benefits of any more rate drops. The longer the duration, the more the Fund's share price moves with changes in interest rates. We also will continue to upgrade the overall portfolio by moving into industry sectors such as utilities, media and health care, which we believe are less affected by changes in the economy. For now, we'll minimize our investments in the emerging markets until there are further signs that the crisis has passed. Until then, heavier exposure to this sector would present too much volatility for this type of fund.

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended December 31, 1997." The chart is scaled in increments of 5%, with 15% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 9.30% total return for the John Hancock V.A. Sovereign Bond Fund. The second represents the 10.01% total return for the Average variable annuity corporate debt BBB-rated fund. A footnote below states: "The total return for John Hancock V.A. Sovereign Bond Fund is at net asset value with all distributions reinvested. The average variable annuity corporate debt BBB-rated fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]

================================================================================

                      JOHN HANCOCK V.A. SOVEREIGN BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended December 31, 1997

                                                 SINCE
                                         ONE   INCEPTION
                                        YEAR   (8/29/96)
                                        ----   ---------
Cumulative Total Returns                9.30%    14.13%
Average Annual Total Returns(1)         9.30%    10.37%

                                      YIELD

For the period ended December 31, 1997

                                              SEC 30-DAY
                                                YIELD
                                              ----------
John Hancock V.A. Sovereign Bond Fund            5.62%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 7.52% and 8.18%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index--an unmanaged index that mirrors the investment objectives and characteristics of the Fund.


                                [GRAPHIC OMITTED]


[Line chart with the heading V.A. Sovereign Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the Lehman Brothers Corporate Bond Index on August 29, 1996, and is equal to $11,584 as of December 31, 1997. The second line represents the value of the V.A. Sovereign Bond Fund, before sales charge, and is equal to $11,413 as of December 31, 1997.]

================================================================================

                    BY DAWN BAILLIE, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             V.A. Money Market Fund

                     Moderate economy and dormant inflation
                          keep money fund yields stable

"...we were able to extend the Fund's maturity."

Uncertainty was the watchword for money market funds during 1997, but status quo was the end result, as short-term interest rates remained fairly stable. Early in the year, all eyes were on the Federal Reserve, which everyone knew was just waiting to pounce at the first signs of rising inflation. In early spring, interest rates began to rise as the economy surged ahead and investors came to expect that the Fed would raise short-term interest rates to slow down the economy. Although that Fed hike in late March -- its first in two years -- turned out to be the only move the Fed made in 1997, money markets fretted all year over each set of monthly economic data. Fear remained about the strength of the economy and whether the low unemployment rate would inevitably translate into rising labor costs and higher inflation, as has been the case in past economic cycles.

      Despite all the concerns, the economy remained fairly moderate after the first quarter, and, in atypical fashion, inflation never budged. Fed chairman Alan Greenspan concluded that this economic cycle was different, and by the end of the year, the Fed had changed its stance. Instead of its earlier inclination to raise short-term interest rates, the Fed shifted to a more neutral, status quo policy. Its inclination was further bolstered by currency and financial turmoil in Asia which many believed would keep the U.S. economy's growth in check without the Fed's help. As a result, the federal funds rate, which banks charge each other for overnight loans and which serves as a pricing benchmark for money market securities, closed the year at 5.50%, where it had been since March.

      On December 31, 1997, John Hancock V.A. Money Market Fund had a 7-day effective yield

[A 2" x 3" photo of V.A. Money Market Fund team members. Caption reads: "Fund management team members (l-r): Barry Evans, Dawn Baillie and Bill Larkin, Jr."]

================================================================================

                       JOHN HANCOCK V.A. MONEY MARKET FUND

"...the Fed is maintaining a neutral stance..."

of 5.01%. By comparison, the average taxable money fund had a 7-day effective yield of 4.95%, according to Lipper Analytical Services, Inc.

Longer-than-average maturity pays off

During the first half of the year, the Fund's maturity remained shorter than average because its small size limited our ability to buy a range of money market securities. But in the second half, the Fund's assets had grown to a point where we were able to extend the Fund's maturity. It was also an opportune time to take an aggressive stance to lock in higher yields, since the economy had begun to moderate and we became more convinced of the Fed's hands-off approach. That only changed briefly as the year ended, so we could take advantage of the typically favorable buying environment for money market securities. By the end of the year, the Fund's maturity remained longer than average at 80 days.

A word about Asia

Money market funds have not felt the effects of currency and financial problems afflicting Asia, largely because most money funds stopped buying any short-term certificates of deposit from Japanese banks. In any event, the Fund had no exposure to the potential turmoil since we did not own any foreign securities.

Status quo ahead

Given the current near-perfect economic environment -- moderate growth and tame inflation -- it's unlikely that the Federal Reserve will make any moves for at least the next three months. For now, our view is that the Fed is maintaining a neutral stance, without a bias toward either raising or lowering short-term rates. Against that backdrop, we will continue to aggressively seek yield by keeping the Fund's maturity longer than average. We'll determine our next course of action after we evaluate the economic data in February and March. Above all else, we'll keep focused on providing shareholders with a competitive level of current income, while maintaining liquidity and stability of principal.


--------------------------------------------------------------------------------
The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurances that the Fund will be able to maintain a net asset value of $1.00 per share.

[Bar chart with the header "7-Day Effective Yield" at top left hand column. A footnote below states: "As of December 31, 1997." The chart is scaled in increments of 2%, with 6% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 5.01% total return for the John Hancock V.A. Money Market Fund. The second represents the 4.95% total return for the Average taxable money market fund. A footnote below states: "The average taxable money fund is tracked by Lipper Analytical Services, Inc. Past performance is no guarantee of future results."]

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

                                                                                    V.A.             V.A.            V.A.
                                                                               INTERNATIONAL      FINANCIAL        EMERGING
                                                                                   FUND        INDUSTRIES FUND    GROWTH FUND
                                                                                   ----        ---------------    -----------
Assets:
  Investments at value - Note D:
  Common stocks (cost - $3,249,269, $15,218,242, $3,314,660,
    $3,063,484, $7,421,194 and $17,791,716, respectively) .................    $  3,258,601      $ 16,773,825     $  3,638,048
  Preferred stocks (cost - $152,131, none, none, none, none and
    none, respectively) ...................................................         128,406                --               --
  Joint repurchase agreements (cost - $345,000, $1,683,000,
    $222,000, $213,000, $835,000 and $1,265,000, respectively) ............         345,000         1,683,000          222,000
  Corporate savings account ...............................................              --               791              292
                                                                               ------------      ------------     ------------
                                                                                  3,732,007        18,457,616        3,860,340
  Cash ....................................................................              29                --               --
  Foreign currency, at value (cost - $137,150, none, $27, none,
    none and none, respectively) ..........................................         136,743                --               27
  Receivable for investments sold .........................................             943                --            8,968
  Dividends and interest receivable .......................................           2,509            39,816            1,507
  Receivable from John Hancock Advisers, Inc. and
    affiliates - Note C ...................................................              --                --            2,249
  Foreign tax receivable ..................................................           1,565                --               --
  Deferred organization expenses - Note B .................................           7,825                --            7,825
                                                                               ------------      ------------     ------------
                          Total Assets ....................................       3,881,621        18,497,432        3,880,916
                          ----------------------------------------------------------------------------------------------------

Liabilities:
  Payable for investments purchased .......................................          72,418             5,695           24,868
  Payable for forward foreign currency exchange contracts
    bought - Note B .......................................................              --               131               --
  Payable for variation margin - Note B ...................................              --                --               --
  Payable foreign withholding tax .........................................             409                --               --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C ..........             815            11,914               --
  Accounts payable and accrued expenses ...................................          15,975            14,251           15,238
                                                                               ------------      ------------     ------------
                          Total Liabilities ...............................          89,617            31,991           40,106
                          ----------------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in .........................................................       3,871,310        16,906,441        3,770,207
  Accumulated net realized gain (loss) on investments, financial
    futures contracts and foreign currency transactions ...................     (    64,957)            1,353     (    252,923)
  Net unrealized appreciation (depreciation) of investments, financial
    futures contracts and foreign currency transactions ...................     (    14,142)        1,555,572          323,393
  Undistributed net investment income (distributions in excess
    of net investment income) .............................................     (       207)            2,075              133
                                                                               ------------      ------------     ------------
                          Net Assets ......................................     $ 3,792,004      $ 18,465,441     $  3,840,810
                          ====================================================================================================

Net Asset Value Per Share:
  (based on 361,090, 1,374,087, 371,198, 347,815, 617,965 and
    1,585,173 shares, respectively, of beneficial interest outstanding -
    unlimited number of shares authorized with no par value) ..............    $      10.50      $      13.44     $      10.35
    ==========================================================================================================================

                                                                               V.A.            V.A.           V.A.
                                                                              GROWTH       INDEPENDENCE     500 INDEX
                                                                               FUND         EQUITY FUND       FUND
                                                                               ----         -----------       ----
Assets:
  Investments at value - Note D:
  Common stocks (cost - $3,249,269, $15,218,242, $3,314,660,
    $3,063,484, $7,421,194 and $17,791,716, respectively) ..............    $  3,576,456    $  8,050,558   $ 18,688,297
  Preferred stocks (cost - $152,131, none, none, none, none and
    none, respectively) ................................................              --              --             --
  Joint repurchase agreements (cost - $345,000, $1,683,000,
    $222,000, $213,000, $835,000 and $1,265,000, respectively) .........         213,000         835,000      1,265,000
  Corporate savings account ............................................             576             157             --
                                                                              ----------      ----------    -----------
                                                                               3,790,032       8,885,715     19,953,297
  Cash .................................................................              --              --         50,420
  Foreign currency, at value (cost - $137,150, none, $27, none,
    none and none, respectively) .......................................              --              --             --
  Receivable for investments sold ......................................              --              --             --
  Dividends and interest receivable ....................................           1,115          11,964         24,254
  Receivable from John Hancock Advisers, Inc. and
    affiliates - Note C ................................................              --              --             --
  Foreign tax receivable ...............................................              --              59            105
  Deferred organization expenses - Note B ..............................           7,825           7,825          7,825
                                                                              ----------      ----------    -----------
                          Total Assets .................................       3,798,972       8,905,563     20,035,901
                          ---------------------------------------------------------------------------------------------

Liabilities:
  Payable for investments purchased ....................................          51,578         165,725             --
  Payable for forward foreign currency exchange contracts
    bought - Note B ....................................................              --              --             --
  Payable for variation margin - Note B ................................              --              --            250
  Payable foreign withholding tax ......................................              --              --             --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C .......             261              --          3,663
  Accounts payable and accrued expenses ................................          14,421          20,746         24,171
                                                                              ----------      ----------    -----------
                          Total Liabilities ............................          66,260         186,471         28,084
                          ---------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in ......................................................       3,428,308       8,062,016     18,904,149
  Accumulated net realized gain (loss) on investments, financial
    futures contracts and foreign currency transactions ................    (    208,568)         27,317        197,882
  Net unrealized appreciation (depreciation) of investments, financial
    futures contracts and foreign currency transactions ................         512,972         629,364        903,905
  Undistributed net investment income (distributions in excess
    of net investment income) ..........................................              --             395          1,881
                                                                              ----------      ----------    -----------
                          Net Assets ...................................    $  3,732,712    $  8,719,092   $ 20,007,817
                          =============================================================================================

Net Asset Value Per Share:
  (based on 361,090, 1,374,087, 371,198, 347,815, 617,965 and
    1,585,173 shares, respectively, of beneficial interest outstanding -
    unlimited number of shares authorized with no par value) ...........    $      10.73    $      14.11   $      12.62
    ===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities (continued)
December 31, 1997
--------------------------------------------------------------------------------

                                                                                     V.A.            V.A.        V.A.
                                                                                   SOVEREIGN      WORLD BOND   STRATEGIC
                                                                                INVESTORS FUND       FUND     INCOME FUND
                                                                                --------------       ----     -----------
Assets:
  Investments at value - Note D:
  Common stocks (cost - $9,790,642, none, $3,750, none and
    none, respectively) ......................................................   $10,902,694   $        --   $     6,090
  Preferred stocks and warrants (cost - none, none, $208,781, none and
    none, respectively) ......................................................            --            --       229,386
  Bonds (cost - none, $2,124,783, $3,821,647, $852,838 and
    none, respectively) ......................................................            --     2,157,359     3,864,424
  U.S. government obligations (cost - $630,453, none, $746,251,
    $2,412,519 and none, respectively) .......................................       636,126            --       754,937
  Short-term investments (cost - none, none, none, none and
    $6,548,187, respectively) ................................................            --            --            --
  Joint repurchase agreements (cost - $1,491,000, $128,000,
    $579,000, $595,000 and $1,729,000, respectively) .........................     1,491,000       128,000       579,000
  Corporate savings account ..................................................           161            --           506
                                                                                  ----------    ----------    ----------
                                                                                  13,029,981     2,285,359     5,434,343
  Cash .......................................................................            --           697            --
  Receivable for investments sold ............................................            --            --            --
  Receivable for forward foreign currency exchange contracts sold - Note B ...            --            --         8,030
  Dividends and interest receivable ..........................................        23,779        29,831       104,292
  Receivable from John Hancock Advisers, Inc. and affiliates - Note C ........            --         1,495            --
  Deferred organization expenses - Note B ....................................         7,825         7,825         7,825
                                                                                  ----------    ----------    ----------
                          Total Assets .......................................    13,061,585     2,325,207     5,554,490
                          -----------------------------------------------------------------------------------------------

Liabilities:
  Distribution payable .......................................................            --           209           446
  Payable for investments purchased ..........................................       852,977            --            --
  Payable for forward foreign currency exchange contracts purchased - Note B .            --         6,379            --
  Payable for shares repurchased .............................................            --            10            --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C .............            --            --         2,849
  Accounts payable and accrued expenses ......................................        21,669        16,013        11,634
                                                                                  ----------    ----------    ----------
                          Total Liabilities ..................................       874,646        22,611        14,929
                          -----------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in ............................................................    11,050,568     2,298,121     5,463,093
  Accumulated net realized gain (loss) on investments and
    foreign currency transactions ............................................        17,842   (     3,341)  (    11,386)
  Net unrealized appreciation of investments and foreign currency transactions     1,117,725        26,171        81,385
  Undistributed net investment income (distributions in excess of
    net investment income) ...................................................           804   (    18,355)        6,469
                                                                                  ----------    ----------    ----------
                          Net Assets .........................................   $12,186,939   $ 2,302,596   $ 5,539,561
                          ===============================================================================================

Net Asset Value Per Share:
  (based on 896,718, 236,469, 529,118, 355,545 and 8,377,058 shares, respectively, of beneficial interest outstanding - unlimited number of
    shares authorized with no par value) .....................................   $     13.59   $      9.74   $     10.47
    =====================================================================================================================

                                                                                                 V.A.                     V.A.
                                                                                               SOVEREIGN              MONEY MARKET
                                                                                               BOND FUND                  FUND
                                                                                               ---------                  ----
Assets:
  Investments at value - Note D:
  Common stocks (cost - $9,790,642, none, $3,750, none and
    none, respectively) ......................................................              $        --            $        --
  Preferred stocks and warrants (cost - none, none, $208,781, none and
    none, respectively) ......................................................                       --                     --
  Bonds (cost - none, $2,124,783, $3,821,647, $852,838 and
    none, respectively) ......................................................                  868,083                     --
  U.S. government obligations (cost - $630,453, none, $746,251,
    $2,412,519 and none, respectively) .......................................                2,444,212                     --
  Short-term investments (cost - none, none, none, none and
    $6,548,187, respectively) ................................................                       --              6,548,187
  Joint repurchase agreements (cost - $1,491,000, $128,000,
    $579,000, $595,000 and $1,729,000, respectively) .........................                  595,000              1,729,000
  Corporate savings account ..................................................                      879                     --
                                                                                            -----------            -----------
                                                                                              3,908,174              8,277,187
  Cash .......................................................................                       --                    761
  Receivable for investments sold ............................................                    1,000                     --
  Receivable for forward foreign currency exchange contracts sold - Note B ...                       --                     --
  Dividends and interest receivable ..........................................                   56,076                113,562
  Receivable from John Hancock Advisers, Inc. and affiliates - Note C ........                       --                     --
  Deferred organization expenses - Note B ....................................                    7,825                  7,825
                                                                                            -----------            -----------
                          Total Assets .......................................                3,973,075              8,399,335
                          ----------------------------------------------------              -----------            -----------

Liabilities:
  Distribution payable .......................................................                      607                  1,173
  Payable for investments purchased ..........................................                  278,285                     --
  Payable for forward foreign currency exchange contracts purchased - Note B .                       --                     --
  Payable for shares repurchased .............................................                       --                     --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C .............                    1,583                  7,288
  Accounts payable and accrued expenses ......................................                   10,119                 13,816
                                                                                            -----------            -----------
                          Total Liabilities ..................................                  290,594                 22,277
                          ----------------------------------------------------              -----------            -----------

Net Assets:
  Capital paid-in ............................................................                3,622,539              8,377,058
  Accumulated net realized gain (loss) on investments and
    foreign currency transactions ............................................                   12,995                     --
  Net unrealized appreciation of investments and foreign currency transactions                   46,938                     --
  Undistributed net investment income (distributions in excess of
    net investment income) ...................................................                        9                     --
                                                                                            -----------            -----------
                          Net Assets .........................................              $ 3,682,481            $ 8,377,058
                          ====================================================              ===========            ===========

Net Asset Value Per Share:
  (based on 896,718, 236,469, 529,118, 355,545 and 8,377,058 shares, respectively, of beneficial interest outstanding - unlimited number of
    shares authorized with no par value) .....................................              $     10.36            $      1.00
    ==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Operations
Year ended December 31, 1997
--------------------------------------------------------------------------------

                                                                              V.A.                V.A.               V.A.
                                                                         INTERNATIONAL          FINANCIAL          EMERGING
                                                                              FUND         INDUSTRIES FUND(1)    GROWTH FUND
                                                                              ----         ------------------    -----------
Investment Income:
  Dividends (net of foreign withholding tax of $4,047, $635, $5, none,
    $354 and $572, respectively) ........................................  $    35,141       $    94,521      $     7,073
  Interest ..............................................................       11,533            27,049            9,343
                                                                           -----------       -----------      -----------
                                                                                46,674           121,570           16,416
                                                                           -----------       -----------      -----------

  Expenses:
    Investment management fee - Note C ..................................       26,618            41,060           14,584
    Auditing fee ........................................................       11,772            15,772           11,772
    Custodian fee .......................................................       15,806             9,485           19,901
    Printing ............................................................        2,280             3,565            3,656
    Organization expense - Note B .......................................        2,011                --            2,011
    Registration and filing fees ........................................          656               368              360
    Legal fees ..........................................................          333               201              150
    Financial services fee - Note C .....................................          535               909              349
    Miscellaneous .......................................................          260               151               50
    Trustees' fee .......................................................          171                59               83
                                                                           -----------       -----------      -----------
                          Total Expenses ................................       60,442            71,570           52,916
                          Less Expense Reductions - Note C ..............  (    26,430)       (   17,678)     (    33,471)
                                                                           -----------       -----------      -----------
                          Net Expenses ..................................       34,012            53,892           19,445
                          -----------------------------------------------------------------------------------------------

                          Net Investment Income (Loss) ..................       12,662            67,678      (     3,029)
                          -----------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ..........................      224,405            16,030         (181,217)
  Net realized gain on financial futures contracts ......................           --                --               --
  Net realized gain (loss) on foreign currency transactions .............  (    84,248)      (       169)             102
  Change in net unrealized appreciation/depreciation of investments .....  (   261,947)        1,555,584          320,418
  Change in net unrealized appreciation/depreciation of
    financial futures contracts .........................................           --                --               --
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions .......................................  (        29)      (        12)              --
                                                                           -----------       -----------      -----------
                          Net Realized and Unrealized Gain (Loss) on
                          Investments, Financial Futures Contracts and
                          Foreign Currency Transactions .................  (   121,819)        1,571,433          139,303
                          -----------------------------------------------------------------------------------------------

                          Net Increase (Decrease) in Net Assets
                          Resulting from Operations .....................  ($  109,157)      $ 1,639,111      $   136,274
                          ===============================================================================================

                                                                                 V.A.              V.A.             V.A.
                                                                                GROWTH        INDEPENDENCE       500 INDEX
                                                                                 FUND          EQUITY FUND          FUND
                                                                                 ----          -----------          ----
Investment Income:
  Dividends (net of foreign withholding tax of $4,047, $635, $5, none,
    $354 and $572, respectively) ........................................    $     5,164       $    63,918      $   121,122
  Interest ..............................................................          8,477             9,515          171,152
                                                                             -----------       -----------      -----------
                                                                                  13,641            73,433          292,274
                                                                             -----------       -----------      -----------

  Expenses:
    Investment management fee - Note C ..................................         16,677            23,457           11,552
    Auditing fee ........................................................         11,775            11,772           11,772
    Custodian fee .......................................................         17,402            12,222           26,639
    Printing ............................................................          3,510             2,300            3,640
    Organization expense - Note B .......................................          2,011             2,011            2,011
    Registration and filing fees ........................................            599               358            2,745
    Legal fees ..........................................................            211               206              721
    Financial services fee - Note C .....................................            400               600            1,862
    Miscellaneous .......................................................             62                87              723
    Trustees' fee .......................................................             89               110              401
                                                                             -----------       -----------      -----------
                          Total Expenses ................................         52,736            53,123           62,066
                          Less Expense Reductions - Note C ..............    (    30,501)      (    21,288)     (    24,549)
                                                                             -----------       -----------      -----------
                          Net Expenses ..................................         22,235            31,835           37,517
                          -------------------------------------------------------------------------------------------------

                          Net Investment Income (Loss) ..................    (     8,594)           41,598          254,757
                          -------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ..........................       (111,668)          137,167           27,080
  Net realized gain on financial futures contracts ......................             --                --          785,683
  Net realized gain (loss) on foreign currency transactions .............             --                --               --
  Change in net unrealized appreciation/depreciation of investments .....        477,636           544,516          896,580
  Change in net unrealized appreciation/depreciation of
    financial futures contracts .........................................             --                --           52,075
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions .......................................             --                --               --
                                                                             -----------       -----------      -----------
                          Net Realized and Unrealized Gain (Loss) on
                          Investments, Financial Futures Contracts and
                          Foreign Currency Transactions .................        365,968           681,683        1,761,418
                          -------------------------------------------------------------------------------------------------

                          Net Increase (Decrease) in Net Assets
                          Resulting from Operations .....................    $   357,374       $   723,281      $ 2,016,175
                          =================================================================================================

(1) Period from April 30, 1997 (commencement of operations) to December 31,
1997.

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating each Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Operations (continued)
Year ended December 31, 1997
--------------------------------------------------------------------------------

                                                                                            V.A.           V.A.        V.A.
                                                                                         SOVEREIGN     WORLD BOND   STRATEGIC
                                                                                      INVESTORS FUND      FUND     INCOME FUND
                                                                                      --------------      ----     -----------

Investment Income:
  Dividends .........................................................................  $    69,611   $        --   $    15,005
  Interest (net of foreign withholding tax of none, $381, none, none and
    none, respectively) .............................................................       54,025       149,793       295,546
                                                                                       -----------   -----------   -----------
                                                                                           123,636       149,793       310,551
                                                                                       -----------   -----------   -----------

  Expenses:
    Investment management fee - Note C ..............................................       27,842        16,085        19,377
    Auditing Fee ....................................................................       11,772        11,772        11,775
    Custodian Fee ...................................................................        6,536        14,566         5,712
    Printing ........................................................................        3,892         3,227         3,652
    Organization expense - Note B ...................................................        2,011         2,011         2,011
    Registration and filing fees ....................................................          358           663           671
    Legal fees ......................................................................          254           316           287
    Financial services fee - Note C .................................................          829           390           583
    Miscellaneous ...................................................................          128           107            80
    Trustees' fee ...................................................................          124           153           169
                                                                                       -----------   -----------   -----------
                          Total Expenses ............................................       53,746        49,290        44,317
                          Less Expense Reductions - Note C ..........................  (    14,303)  (    27,843)  (    16,865)
                                                                                       -----------   -----------   -----------
                          Net Expenses ..............................................       39,443        21,447        27,452
                          ----------------------------------------------------------------------------------------------------

                          Net Investment Income .....................................       84,193       128,346       283,099
                          ----------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ......................................       17,842       121,671   (    30,073)
  Net realized gain (loss) on foreign currency transactions .........................           --   (   209,434)       36,291
  Change in net unrealized appreciation/depreciation of investments .................    1,050,550   (    14,897)       48,041
  Change in net unrealized appreciation/depreciation of foreign
    currency transactions ...........................................................           --         4,100         5,851
                                                                                       -----------   -----------   -----------
                          Net Realized and Unrealized Gain (Loss) on Investments
                          and Foreign Currency Transactions .........................    1,068,392   (    98,560)       60,110
                          ----------------------------------------------------------------------------------------------------

                          Net Increase in Net Assets Resulting from Operations ......  $ 1,152,585   $    29,786   $   343,209
                          ====================================================================================================

                                                                                            V.A.           V.A.
                                                                                          SOVEREIGN    MONEY MARKET
                                                                                          BOND FUND        FUND
                                                                                          --------        ----

Investment Income:
 Dividends .........................................................................  $        --   $        --
 Interest (net of foreign withholding tax of none, $381, none, none and
   none, respectively) .............................................................      130,603       138,320
                                                                                       ----------    ----------
                                                                                          130,603       138,320
                                                                                       ----------    ----------

 Expenses:
   Investment management fee - Note C ..............................................        8,924        12,328
   Auditing Fee ....................................................................       11,772        11,772
   Custodian Fee ...................................................................       17,563         1,420
   Printing ........................................................................        4,078         3,128
   Organization expense - Note B ...................................................        2,011         2,011
   Registration and filing fees ....................................................          158            76
   Legal fees ......................................................................          219            81
   Financial services fee - Note C .................................................          322           439
   Miscellaneous ...................................................................           46            67
   Trustees' fee ...................................................................           86            26
                                                                                       ----------    ----------
                         Total Expenses ............................................       45,179        31,348
                         Less Expense Reductions - Note C ..........................  (    31,793)  (    12,855)
                                                                                       ----------    ----------
                         Net Expenses ..............................................       13,386        18,493
                         --------------------------------------------------------------------------------------

                         Net Investment Income .....................................      117,217       119,827
                         --------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
 Net realized gain (loss) on investments sold ......................................       30,656            --
 Net realized gain (loss) on foreign currency transactions .........................           --            --
 Change in net unrealized appreciation/depreciation of investments .................       33,037            --
 Change in net unrealized appreciation/depreciation of foreign
   currency transactions ...........................................................           --            --
                                                                                       ----------    ----------
                         Net Realized and Unrealized Gain (Loss) on Investments
                         and Foreign Currency Transactions .........................       63,693            --
                         --------------------------------------------------------------------------------------

                         Net Increase in Net Assets Resulting from Operations ......  $   180,910   $   119,827
                         ======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                    V.A FINANCIAL
                                                                                      V.A. INTERNATIONAL FUND      INDUSTRIES FUND
                                                                                     ----------------------------    -----------
                                                                                     PERIOD ENDED    YEAR ENDED      PERIOD ENDED
                                                                                     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                                                       1996(1)         1997            1997(2)
                                                                                       -------         ----            -------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ...................................................  $     14,426   $     12,662   $      67,678
  Net realized gain (loss) on investments sold and
    foreign currency transactions ................................................  (      7,426)       140,157          15,861
  Change in net unrealized appreciation/depreciation of investments
    and foreign currency transactions ............................................       247,834   (    261,976)      1,555,572
                                                                                    ------------   ------------   -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations ..............       254,834   (    109,157)      1,639,111
                                                                                    ------------   ------------   -------------
Distributions to Shareholders: *
  Dividends from net investment income ...........................................  (      8,697)  (      2,558)  (      65,434)
  Distributions from net realized gain on investments sold and
    foreign currency transactions ................................................            --   (    213,871)  (      14,677)
                                                                                    ------------   ------------   -------------
    Total Distributions to Shareholders ..........................................  (      8,697)  (    216,429)  (      80,111)
                                                                                    ------------   ------------   -------------
From Fund Share Transactions: **
  Shares sold ....................................................................     2,012,294      1,809,166      18,526,866
  Shares issued to shareholders in reinvestment of distributions .................         8,697        216,428          80,111
                                                                                    ------------   ------------   -------------
                                                                                       2,020,991      2,025,594      18,606,977
  Less shares repurchased ........................................................  (          7)  (    175,125)   (  1,700,536)
                                                                                    ------------   ------------   -------------
    Net Increase .................................................................     2,020,984      1,850,469      16,906,441
                                                                                    ------------   ------------   -------------
Net Assets:
  Beginning of period ............................................................            --      2,267,121              --
                                                                                    ------------   ------------   -------------
  End of period (including undistributed net investment income (distributions
    in excess) of none, ($207), $2,075, $134 and $133, respectively) .............  $  2,267,121   $  3,792,004   $  18,465,441
                                                                                    ============   ============   =============
* Distributions to Shareholders:
  Per share dividends from net investment income .................................  $     0.0432   $     0.0077   $      0.0518
                                                                                    ------------   ------------   -------------
  Per share distributions from net realized gain on investments sold and
    foreign currency transactions ................................................            --   $     0.6422   $      0.0116
                                                                                    ------------   ------------   -------------
** Analysis of Fund Share Transactions:
  Shares sold ....................................................................       201,146        152,869       1,501,742
  Shares issued to shareholders in reinvestment of distributions .................           802         21,239           6,125
                                                                                    ------------   ------------   -------------
                                                                                         201,948        174,108       1,507,867
  Less shares repurchased ........................................................  (          1)  (     14,965)  (     133,780)
                                                                                    ------------   ------------   -------------
    Net Increase .................................................................       201,947        159,143       1,374,087
                                                                                    ============   ============   =============

                                                                                           V.A. EMERGING GROWTH FUND
                                                                                        -------------------------------
                                                                                         PERIOD ENDED        YEAR ENDED
                                                                                          DECEMBER 31,      DECEMBER 31,
                                                                                            1996(1)            1997
                                                                                            -------            ----

Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ......................................................     $    2,016   $(       3,029)
  Net realized gain (loss) on investments sold and
    foreign currency transactions ...................................................     (   71,717)   (     181,115)
  Change in net unrealized appreciation/depreciation of investments
    and foreign currency transactions ...............................................          2,975          320,418
                                                                                          ----------    -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations .................     (   66,726)         136,274
                                                                                          ----------    -------------
Distributions to Shareholders: *
  Dividends from net investment income ..............................................     (    1,882)   (         135)
  Distributions from net realized gain on investments sold and
    foreign currency transactions ...................................................             --               --
                                                                                          ----------    -------------
    Total Distributions to Shareholders .............................................     (    1,882)   (         135)
                                                                                          ----------    -------------
From Fund Share Transactions: **
  Shares sold .......................................................................      1,041,666        2,985,092
  Shares issued to shareholders in reinvestment of distributions ....................          1,882              135
                                                                                          ----------    -------------
                                                                                           1,043,548        2,985,227
  Less shares repurchased ...........................................................     (       25)   (     255,471)
                                                                                          ----------    -------------
    Net Increase ....................................................................      1,043,523        2,729,756
                                                                                           ---------    -------------
Net Assets:
  Beginning of period ...............................................................             --          974,915
                                                                                          ----------    -------------
  End of period (including undistributed net investment income (distributions
    in excess) of none, ($207), $2,075, $134 and $133, respectively) ................     $  974,915    $   3,840,810
                                                                                          ==========    =============
* Distributions to Shareholders:
  Per share dividends from net investment income ....................................     $   0.0180    $      0.0004
                                                                                          ----------    -------------
  Per share distributions from net realized gain on investments sold and
    foreign currency transactions ...................................................             --               --
                                                                                          ----------    -------------
** Analysis of Fund Share Transactions:
  Shares sold .......................................................................        104,379          291,749
  Shares issued to shareholders in reinvestment of distributions ....................            206               14
                                                                                          ----------    -------------
                                                                                             104,585          291,763
  Less shares repurchased ...........................................................     (        3)   (      25,147)
                                                                                          ----------    -------------
    Net Increase ....................................................................        104,582          266,616
                                                                                          ==========    =============

(1) Commenced operations on August 29, 1996.
(2) Commenced operations on April 30, 1997.

The Statement of Changes in net assets shows how the value of each Fund's net assets have changed since the commencement of operations. The difference reflects net investment income, and any investment gains and losses, distributions paid to shareholders, if any and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                               V.A. GROWTH FUND        V.A. INDEPENDENCE EQUITY FUND
                                                                         ---------------------------   -----------------------------
                                                                         PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
                                                                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                           1996(1)          1997          1996(1)         1997
                                                                           -------          ----          -------         ----
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ........................................  ($      795)  ($    8,594)  $     5,925   $    41,598
  Net realized gain (loss) on investments sold ........................  (    96,900)  (   111,668)       27,151       137,167
  Change in net unrealized appreciation/depreciation of investments ...       35,336       477,636        84,848       544,516
                                                                         -----------   -----------   -----------   -----------
    Net Increase (Decrease) in Net Assets Resulting from Operations ...  (    62,359)      357,374       117,924       723,281
                                                                         -----------   -----------   -----------   -----------

Distributions to Shareholders: *
  Dividends from net investment income ................................           --            --   (     6,035)  (    41,203)
  Distributions from net realized gain on investments sold ............           --            --   (       961)  (   135,930)
                                                                         -----------   -----------   -----------   -----------
    Total Distributions to Shareholders ...............................           --            --   (     6,996)  (   177,133)
                                                                         -----------   -----------   -----------   -----------

From Fund Share Transactions: **
  Shares sold .........................................................    1,056,861     2,597,730     1,030,749     7,299,605
  Shares issued to shareholders in reinvestment of distributions ......           --            --         6,996       177,133
                                                                         -----------   -----------   -----------   -----------
                                                                           1,056,861     2,597,730     1,037,745     7,476,738
  Less shares repurchased .............................................  (       644)  (   216,250)  (        21)  (   452,446)
                                                                         -----------   -----------   -----------   -----------
    Net Increase ......................................................    1,056,217     2,381,480     1,037,724     7,024,292
                                                                         -----------   -----------   -----------   -----------

Net Assets:
  Beginning of period .................................................           --       993,858            --     1,148,652
                                                                         -----------   -----------   -----------   -----------
  End of period (including undistributed net investment
    income of none, none, none and $395, respectively) ................  $   993,858   $ 3,732,712   $ 1,148,652   $ 8,719,092
                                                                         ===========   ===========   ===========   ===========

* Distributions to Shareholders:
  Per share dividends from net investment income ......................           --            --   $    0.0587   $    0.1376
                                                                         -----------   -----------   -----------   -----------
  Per share distributions from net realized gain on investments sold ..           --            --   $    0.0094   $    0.2476
                                                                         -----------   -----------   -----------   -----------

** Analysis of Fund Share Transactions:
  Shares sold .........................................................      105,902       263,298       102,751       534,688
  Shares issued to shareholders in reinvestment of distributions ......           --            --           626        13,023
                                                                         -----------   -----------   -----------   -----------
                                                                             105,902       263,298       103,377       547,711
  Less shares repurchased .............................................  (        60)  (    21,325)  (         2)  (    33,121)
                                                                         -----------   -----------   -----------   -----------
    Net Increase ......................................................      105,842       241,973       103,375       514,590
                                                                         ===========   ===========   ===========   ===========

(1) Commenced operations on August 29, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                             V.A. 500 INDEX FUND      V.A. SOVEREIGN INVESTORS FUND
                                                                           --------------------------    -----------------------
                                                                           PERIOD ENDED   YEAR ENDED     PERIOD ENDED   YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                             1996(1)         1997         1996(1)         1997
                                                                            ----------    -----------    ---------    -----------
Increase in Net Assets:
From Operations:
  Net investment income ................................................... $    59,702   $   254,757   $     6,933   $    84,193
  Net realized gain on investments sold and financial
    futures contracts .....................................................     387,685       812,763         8,426        17,842
  Change in net unrealized appreciation/depreciation of investments and
    financial futures contracts ........................................... (    44,750)      948,655        67,175     1,050,550
                                                                            -----------   -----------   -----------   -----------
    Net Increase in Net Assets Resulting from Operations ..................     402,637     2,016,175        82,534     1,152,585
                                                                            -----------   -----------   -----------   -----------

Distributions to Shareholders: *
  Dividends from net investment income .................................... (    59,456)  (   253,122)  (     6,880)  (    83,445)
  Distributions from net realized gain on investments sold and
    financial futures contracts ........................................... (   201,124)  (   801,442)  (     2,327)  (     6,096)
                                                                            -----------   -----------   -----------   -----------
    Total Distributions to Shareholders ................................... (   260,580)  ( 1,054,564)  (     9,207)  (    89,541)
                                                                            -----------   -----------   -----------   -----------

From Fund Share Transactions: **
  Shares sold .............................................................   3,646,277    15,055,266     1,029,113    10,664,200
  Shares issued to shareholders in reinvestment of distributions ..........     260,580     1,054,564         9,207        89,541
                                                                            -----------   -----------   -----------   -----------
                                                                              3,906,857    16,109,830     1,038,320    10,753,741
  Less shares repurchased ................................................. (       221)  ( 1,112,317)  (       516)  (   740,977)
                                                                            -----------   -----------   -----------   -----------
    Net Increase ..........................................................   3,906,636    14,997,513     1,037,804    10,012,764
                                                                            -----------   -----------   -----------   -----------

Net Assets:
  Beginning of period .....................................................          --     4,048,693            --     1,111,131
                                                                            -----------   -----------   -----------   -----------
  End of period (including undistributed net investment
    income of $246, $1,881, $53 and $804, respectively) ................... $ 4,048,693   $20,007,817   $ 1,111,131   $12,186,939
                                                                            ===========   ===========   ===========   ===========

* Distributions to Shareholders:
  Per share dividends from net investment income .......................... $    0.1637   $    0.3006   $    0.0670   $    0.1769
                                                                            -----------   -----------   -----------   -----------
  Per share distributions from net realized gain on investments sold and
    financial futures contracts ........................................... $    0.5538   $    0.5445   $    0.0227   $    0.0072
                                                                            -----------   -----------   -----------   -----------

** Analysis of Fund Share Transactions:
  Shares sold .............................................................     363,218     1,200,874       102,676       844,459
  Shares issued to shareholders in reinvestment of distributions ..........      24,676        86,596           856         6,966
                                                                            -----------   -----------   -----------   -----------
                                                                                387,894     1,287,470       103,532       851,425
  Less shares repurchased ................................................. (        20)  (    90,171)  (        50)  (    58,189)
                                                                            -----------   -----------   -----------   -----------
    Net Increase ..........................................................     387,874     1,197,299       103,482       793,236
                                                                            ===========   ===========   ===========   ===========

(1) Commenced operations on August 29, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                           V.A. WORLD BOND FUND      V.A. STRATEGIC INCOME FUND
                                                                        -------------------------    --------------------------
                                                                        PERIOD ENDED   YEAR ENDED    PERIOD ENDED   YEAR ENDED
                                                                        DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                          1996(1)        1997          1996(1)         1997
                                                                        -----------   -----------   -----------     ---------
Increase in Net Assets:
From Operations:
  Net investment income ............................................... $    40,768   $   128,346   $    55,619   $   283,099
  Net realized gain (loss) on investments sold and foreign
    currency transactions .............................................       3,827   (    87,763)       46,295         6,218
  Change in net unrealized appreciation/depreciation
    of investments and foreign currency transactions ..................      36,968   (    10,797)       27,493        53,892
                                                                        -----------   -----------   -----------   -----------
    Net Increase in Net Assets Resulting from Operations ..............      81,563        29,786       129,407       343,209
                                                                        -----------   -----------   -----------   -----------

Distributions to Shareholders: *
  Dividends from net investment income ................................ (    40,768)  (    46,497)  (    55,619)  (   283,099)
  Distribution in excess of net investment income .....................          --   (    19,609)           --            --
  Tax return of capital ...............................................          --   (    62,240)           --            --
  Distributions from net realized gain on investments sold
    and foreign currency transactions .................................          --            --   (    13,053)  (    44,377)
                                                                        -----------   -----------   -----------   -----------
    Total Distributions to Shareholders ............................... (    40,768)  (   128,346)  (    68,672)  (   327,476)
                                                                        -----------   -----------   -----------   -----------

From Fund Share Transactions: **
  Shares sold .........................................................   2,000,997       234,407     2,002,001     3,436,273
  Shares issued to shareholders in reinvestment
    of distributions ..................................................      40,768       128,137        68,672       327,029
                                                                        -----------   -----------   -----------   -----------
                                                                          2,041,765       362,544     2,070,673     3,763,302
  Less shares repurchased .............................................          --   (    43,948)           --   (   370,882)
                                                                        -----------   -----------   -----------   -----------
    Net Increase ......................................................   2,041,765       318,596     2,070,673     3,392,420
                                                                        -----------   -----------   -----------   -----------

Net Assets:
  Beginning of period .................................................          --     2,082,560            --     2,131,408
                                                                        -----------   -----------   -----------   -----------
  End of period (including undistributed net investment
    (distributions in excess) income of none, ($18,355),
    none and $6,469, respectively) .................................... $ 2,082,560   $ 2,302,596   $ 2,131,408   $ 5,539,561
                                                                        ===========   ===========   ===========   ===========

* Distributions to Shareholders:
  Per share dividends from net investment income ...................... $    0.2015   $    0.2134   $    0.2739   $    0.9083
                                                                        -----------   -----------   -----------   -----------
  Per share distributions in excess of net investment income ..........          --   $    0.0900            --            --
                                                                        -----------   -----------   -----------   -----------
  Tax return of capital ...............................................          --   $    0.2857            --            --
                                                                        -----------   -----------   -----------   -----------
  Per share distributions from net realized gain on investments
    sold and foreign currency transactions ............................          --            --   $    0.0640   $    0.0870
                                                                        -----------   -----------   -----------   -----------

** Analysis of Fund Share Transactions:
  Shares sold .........................................................     200,098        23,767       200,193       326,163
  Shares issued to shareholders in reinvestment of distributions ......       4,008        13,037         6,694        31,206
                                                                        -----------   -----------   -----------   -----------
                                                                            204,106        36,804       206,887       357,369
  Less shares repurchased .............................................          --   (     4,441)           --   (    35,138)
                                                                        -----------   -----------   -----------   -----------
    Net Increase ......................................................     204,106        32,363       206,887       322,231
                                                                        ===========   ===========   ===========   ===========

(1) Commenced operations on August 29, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                          V.A. SOVEREIGN BOND FUND        V.A. MONEY MARKET FUND
                                                                        ----------------------------    --------------------------
                                                                        PERIOD ENDED      YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                                                        DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                          1996(1)          1997           1996(1)        1997
                                                                           ----------      ----------   ----------      ---------
Increase in Net Assets:
From Operations:
  Net investment income ...............................................  $    23,529   $   117,217   $     1,784     $   119,827
  Net realized gain on investments sold ...............................        6,419        30,656            --              --
  Change in net unrealized appreciation/depreciation of investments ...       13,901        33,037            --              --
                                                                         -----------   -----------   -----------     -----------
    Net Increase in Net Assets Resulting from Operations ..............       43,849       180,910         1,784         119,827
                                                                         -----------   -----------   -----------     -----------

Distributions to Shareholders: *
  Dividends from net investment income ................................  (    23,529)  (   117,208)  (     1,784)    (   119,827)
  Distributions from net realized gain on investments sold ............  (     1,795)  (    22,285)           --              --
                                                                         -----------   -----------   -----------     -----------
    Total Distributions to Shareholders ...............................  (    25,324)  (   139,493)  (     1,784)    (   119,827)
                                                                         -----------   -----------   -----------     -----------

From Fund Share Transactions: **
  Shares sold .........................................................    1,012,301     2,851,276       104,907       9,748,620
  Shares issued to shareholders in reinvestment of distributions ......       25,324       138,885         1,784         118,655
                                                                         -----------   -----------   -----------     -----------
                                                                           1,037,625     2,990,161       106,691       9,867,275
  Less shares repurchased .............................................  (         7)  (   405,240)  (        63)    ( 1,696,845)
                                                                         -----------   -----------   -----------     -----------
    Net Increase ......................................................    1,037,618     2,584,921       106,628       8,170,430
                                                                         -----------   -----------   -----------     -----------

Net Assets:
  Beginning of period .................................................           --     1,056,143       100,000(2)      206,628
                                                                         -----------   -----------   -----------     -----------
  End of period (including undistributed net investment
    income of none, $9, none and none, respectively) ..................  $ 1,056,143   $ 3,682,481   $   206,628     $ 8,377,058
                                                                         ===========   ===========   ===========     ===========

* Distributions to Shareholders:
  Per share dividends from net investment income ......................  $    0.2327   $    0.6766   $    0.0160     $    0.0478
                                                                         -----------   -----------   -----------     -----------
  Per share distributions from net realized gain on investments sold ..  $    0.0175   $    0.0653            --              --
                                                                         -----------   -----------   -----------     -----------

** Analysis of Fund Share Transactions:
  Shares sold .........................................................      101,202       277,867       104,907       9,748,620
  Shares issued to shareholders in reinvestment of distributions ......        2,483        13,553         1,784         118,655
                                                                         -----------   -----------   -----------     -----------
                                                                             103,685       291,420       106,691       9,867,275
  Less shares repurchased .............................................  (         1)  (    39,559)  (        63)    ( 1,696,845)
                                                                         -----------   -----------   -----------     -----------
    Net Increase ......................................................      103,684       251,861       106,628       8,170,430
                                                                         ===========   ===========   ===========     ===========

(1) Commenced operations on August 29, 1996.
(2) On July 22, 1996, the Adviser made an initial investment of $100,000 (100,000 shares) in order to seed the Trust.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                     V.A FINANCIAL
                                                          V.A. INTERNATIONAL FUND   INDUSTRIES FUND   V.A. EMERGING GROWTH FUND
                                                          -----------------------   ---------------   -------------------------
                                                            PERIOD         YEAR         PERIOD         PERIOD         YEAR
                                                             ENDED         ENDED        ENDED           ENDED         ENDED
                                                         DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            1996(1)        1997         1997(2)        1996(1)         1997
                                                            --------      --------     ---------      ---------       --------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................  $  10.00      $  11.23     $   10.00      $   10.00       $   9.32
                                                            --------      --------     ---------      ---------       --------
  Net Investment Income (Loss) (3) .......................      0.07          0.05          0.11           0.02       (   0.02)
  Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency Transactions ........      1.20      (   0.13)         3.39      (    0.68)          1.05
                                                            --------      --------     ---------      ---------       --------
      Total from Investment Operations ...................      1.27      (   0.08)         3.50      (    0.66)          1.03
                                                            --------      --------     ---------      ---------       --------

  Less Distributions:
    Dividends from Net Investment Income .................  (   0.04)     (   0.01)    (    0.05)     (    0.02)      (   0.00)(4)
    Distributions from Net Realized Gain on
      Investments Sold ...................................        --      (   0.64)    (    0.01)            --             --
                                                            --------      --------     ---------      ---------       --------
      Total Distributions ................................  (   0.04)     (   0.65)    (    0.06)     (    0.02)          0.00
                                                            --------      --------     ---------      ---------       --------
  Net Asset Value, End of Period .........................  $  11.23      $  10.50     $   13.44      $    9.32       $  10.35
                                                            ========      ========     =========      =========       ========
  Total Investment Return at Net Asset Value (5) .........     12.75%(7)  (   0.54%)       35.05%(7)  (    6.62%)(7)     11.06%
  Total Adjusted Investment Return at Net Asset
    Value (5,6) ..........................................     12.07%(7)  (   1.43%)       34.71%(7)  (    8.05%)(7)      9.34%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............  $  2,267      $  3,792     $  18,465      $     975       $  3,841
  Ratio of Expenses to Average Net Assets ................      1.15%(8)      1.15%         1.05%(8)       1.00%(8)       1.00%
  Ratio of Adjusted Expenses to Average Net Assets (9) ...      3.13%(8)      2.04%         1.39%(8)       5.19%(8)       2.72%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets ...........................................      2.03%(8)      0.43%         1.32%(8)       0.62%(8)   (   0.16%)
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (9) ...............................      0.05%(8)  (   0.46%)        0.98%(8)  (    3.57%)(8)  (   1.88%)
  Portfolio Turnover Rate ................................        14%          273%           11%            31%            79%
  Fee Reduction Per Share (3) ............................  $   0.07      $   0.10     $    0.03      $    0.14       $   0.17
  Average Brokerage Commission Rate (10) .................  $ 0.0162      $ 0.0221     $  0.0696      $  0.0694       $ 0.0687

(1)   Commenced operations on August 29, 1996.
(2)   Commenced operations on April 30, 1997.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Less than $0.01 per share.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7)   Not annualized.
(8)   Annualized.
(9)   Unreimbursed, without fee reduction.
(10)  Per portfolio share traded.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                       V.A. GROWTH FUND             V.A. INDEPENDENCE EQUITY FUND
                                                                 -----------------------------      -----------------------------
                                                                   PERIOD            YEAR           PERIOD              YEAR
                                                                    ENDED            ENDED           ENDED              ENDED
                                                                 DECEMBER 31,      DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                                    1996(1)            1997          1996(1)             1997
                                                                   ---------         ---------      ---------         ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................  $   10.00         $    9.39      $   10.00         $   11.11
                                                                   ---------         ---------      ---------         ---------
  Net Investment Income (Loss) (2) ..............................  (    0.01)        (    0.04)          0.06              0.16
  Net Realized and Unrealized Gain (Loss) on Investments ........  (    0.60)             1.38           1.12              3.23
                                                                   ---------         ---------      ---------         ---------
      Total from Investment Operations ..........................  (    0.61)             1.34           1.18              3.39
                                                                   ---------         ---------      ---------         ---------

  Less Distributions:
    Dividends from Net Investment Income ........................         --                --      (    0.06)        (    0.14)
    Distributions from Net Realized Gain on
      Investments Sold ..........................................         --                --      (    0.01)        (    0.25)
                                                                   ---------         ---------      ---------         ---------
      Total Distributions .......................................         --                --      (    0.07)        (    0.39)
                                                                   ---------         ---------      ---------         ---------
  Net Asset Value, End of Period ................................  $    9.39         $   10.73      $   11.11         $   14.11
                                                                   =========         =========      =========         =========
  Total Investment Return at Net Asset Value (3) ................  (    6.10%)(5)        14.27%         11.78%(5)         30.68%
  Total Adjusted Investment Return at Net Asset
    Value (3,4)                                                    (    7.39%)(5)        12.90%         10.66%(5)         30.04%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................  $     994         $   3,733      $   1,149         $   8,719
  Ratio of Expenses to Average Net Assets .......................       1.00%(6)          1.00%          0.95%(6)          0.95%
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........       4.76%(6)          2.37%          4.23%(6)          1.59%
  Ratio of Net Investment Income (Loss) to Average Net Assets ...  (    0.23%)(6)    (    0.39%)         1.60%(6)          1.24%
  Ratio of Adjusted Net Investment Income (Loss) to Average
    Net Assets (7) ..............................................  (    3.99%)(6)    (    1.76%)    (    1.68%)(6)         0.60%
  Portfolio Turnover Rate .......................................         68%              136%            24%               53%
  Fee Reduction Per Share (2) ...................................  $    0.13         $    0.13      $    0.12         $    0.08
  Average Brokerage Commission Rate (8) .........................  $  0.0691         $  0.0694      $  0.0210         $  0.0249

(1)   Commenced operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Per portfolio share traded.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                     V.A. 500 INDEX FUND           V.A. SOVEREIGN INVESTORS FUND
                                                                -----------------------------      -----------------------------
                                                                   PERIOD            YEAR           PERIOD              YEAR
                                                                    ENDED            ENDED           ENDED              ENDED
                                                                 DECEMBER 31,      DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                                    1996(1)            1997          1996(1)             1997
                                                                   ---------         ---------      ---------         ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................  $      10.00       $      10.44    $      10.00       $      10.74
                                                             ------------       ------------    ------------       ------------
  Net Investment Income (2) ...............................          0.17               0.30            0.07               0.22
  Net Realized and Unrealized Gain on Investments and
    Financial Futures Contracts ...........................          0.98               2.72            0.76               2.82
                                                             ------------       ------------    ------------       ------------
      Total from Investment Operations ....................          1.15               3.02            0.83               3.04
                                                             ------------       ------------    ------------       ------------

  Less Distributions:
    Dividends from Net Investment Income ..................  (       0.16)      (       0.30)   (       0.07)      (       0.18)
    Distributions from Net Realized Gain on
      Investments Sold ....................................  (       0.55)      (       0.54)   (       0.02)      (       0.01)
                                                             ------------       ------------    ------------       ------------
      Total Distributions .................................  (       0.71)      (       0.84)   (       0.09)      (       0.19)
                                                             ------------       ------------    ------------       ------------
  Net Asset Value, End of Period ..........................  $      10.44       $      12.62    $      10.74       $      13.59
                                                             ============       ============    ============       ============
  Total Investment Return at Net Asset Value (3) ..........         11.49%(5)          29.51%           8.30%(5)          28.43%
  Total Adjusted Investment Return at Net
    Asset Value (3,4) .....................................         11.25%(5)          29.27%           7.30%(5)          28.12%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................  $      4,049       $     20,008    $      1,111       $     12,187
  Ratio of Expenses to Average Net Assets .................          0.60%(6)           0.36%           0.85%(6)           0.85%
  Ratio of Adjusted Expenses to Average Net Assets (7) ....          1.31%(6)           0.60%           3.78%(6)           1.16%
  Ratio of Net Investment Income to Average Net Assets ....          4.57%(6)           2.45%           1.90%(6)           1.81%
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (7) ................................          3.86%(6)           2.21%   (       1.03%)(6)          1.50%
  Portfolio Turnover Rate .................................            --                  9%             17%                11%
  Fee Reduction Per Share (2) .............................  $       0.03       $       0.03    $       0.11       $       0.04
  Average Brokerage Commission Rate (8) ...................  $     0.0500       $     0.0357    $     0.0235       $     0.0700

(1)   Commenced operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Per portfolio share traded.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                     V.A. WORLD BOND FUND           V.A. STRATEGIC INCOME FUND
                                                                -----------------------------      -----------------------------
                                                                   PERIOD            YEAR           PERIOD              YEAR
                                                                    ENDED            ENDED           ENDED              ENDED
                                                                 DECEMBER 31,      DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                                    1996(1)            1997          1996(1)             1997
                                                                   ---------         ---------      ---------         ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................  $   10.00       $  10.20       $   10.00           $   10.30
                                                                  ---------       --------       ---------           ---------
  Net Investment Income (2) ....................................       0.20           0.59            0.27                0.91
  Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions ..........................       0.20       (   0.46)           0.36                0.26
                                                                  ---------       --------       ---------           ---------
      Total from Investment Operations .........................       0.40           0.13            0.63                1.17
                                                                  ---------       --------       ---------           ---------

  Less Distributions:
    Dividends from Net Investment Income .......................  (    0.20)      (   0.21)      (    0.27)          (    0.91)
    Distributions in Excess of Net Investment Income ...........         --       (   0.09)             --                  --
    Tax Return of Capital ......................................         --       (   0.29)             --                  --
    Distributions from Net Realized Gain on Investments Sold ...         --             --       (    0.06)          (    0.09)
                                                                  ---------       --------       ---------           ---------
      Total Distributions ......................................  (    0.20)      (   0.59)      (    0.33)          (    1.00)
                                                                  ---------       --------       ---------           ---------
  Net Asset Value, End of Period ...............................  $   10.20       $   9.74       $   10.30           $   10.47
                                                                  =========       ========       =========           =========
  Total Investment Return at Net Asset Value (3) ...............       4.05%(5)       1.37%           6.45%(5)           11.77%
  Total Adjusted Investment Return at Net Asset Value (3,4) ....       3.30%(5)       0.07%           5.96%(5)           11.25%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................  $   2,083       $  2,303       $   2,131           $   5,540
  Ratio of Expenses to Average Net Assets ......................       1.00%(6)       1.00%           0.85%(6)            0.85%
  Ratio of Adjusted Expenses to Average Net Assets (7) .........       3.19%(6)       2.30%           2.28%(6)            1.37%
  Ratio of Net Investment Income to Average Net Assets .........       5.83%(6)       5.98%           7.89%(6)            8.77%
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (7) ............................................        3.64%(6)       4.68%           6.46%(6)            8.25%
  Portfolio Turnover Rate ......................................         30%           176%             73%                110%
  Fee Reduction Per Share (2) ..................................  $    0.08       $   0.13       $    0.05           $    0.05

(1)   Commenced operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                   V.A. SOVEREIGN BOND FUND           V.A. MONEY MARKET FUND
                                                                -----------------------------      -----------------------------
                                                                   PERIOD            YEAR           PERIOD              YEAR
                                                                    ENDED            ENDED           ENDED              ENDED
                                                                 DECEMBER 31,      DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                                    1996(1)            1997          1996(1)             1997
                                                                   ---------         ---------      ---------         ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................... $   10.00       $   10.19      $       1.00       $       1.00
                                                                  ---------       ---------      ------------       ------------
  Net Investment Income (2) .....................................      0.23            0.68              0.02               0.05
  Net Realized and Unrealized Gain on Investments ...............      0.21            0.24                --                 --
                                                                  ---------       ---------      ------------       ------------
      Total from Investment Operations ..........................      0.44            0.92              0.02               0.05
                                                                  ---------       ---------      ------------       ------------

  Less Distributions:
    Dividends from Net Investment Income ........................ (    0.23)      (    0.68)     (       0.02)      (       0.05)
    Distributions from Net Realized Gain on Investments Sold .... (    0.02)      (    0.07)               --                 --
                                                                  ---------       ---------      ------------       ------------
      Total Distributions ....................................... (    0.25)      (    0.75)     (       0.02)      (       0.05)
                                                                  ---------       ---------      ------------       ------------
  Net Asset Value, End of Period ................................ $   10.19       $   10.36      $       1.00       $       1.00
                                                                  =========       =========      ============       ============
  Total Investment Return at Net Asset Value (3) ................      4.42%(5)        9.30%             1.61%(5)           4.88%
  Total Adjusted Investment Return at Net Asset Value (3,4) .....      3.25%(5)        7.52%     (       7.55%)(5)          4.36%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................... $   1,056       $   3,682      $        207       $      8,377
  Ratio of Expenses to Average Net Assets .......................      0.75%(6)        0.75%             0.75%(6)           0.75%
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........      4.15%(6)        2.53%            27.48%(6)           1.27%
  Ratio of Net Investment Income to Average Net Assets ..........      6.69%(6)        6.57%             4.68%(6)           4.86%
  Ratio of Adjusted Net Investment Income (Loss) to Average
    Net Assets (7) ..............................................      3.29%(6)        4.79%     (      22.05%)(6)          4.34%
  Portfolio Turnover Rate .......................................        45%            193%               --                 --
  Fee Reduction Per Share (2) ................................... $    0.12       $    0.18      $       0.08       $       0.00(8)

(1)   Commenced operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

COMMON STOCKS
Australia (3.09%)
 Normandy Mining Ltd. (Metal) ..........................    120,600  $   117,116
                                                                     -----------
Brazil (4.54%)
 Centrais Electricas Brasileiras S/A, American
  Depository Receipt (ADR) (Utilities) ...................    3,100       77,081
 Companhia Paranaense de Energia-Copel
  (ADR) (Utilities) ......................................    1,600       21,900
 Telecomunicacoes Brasileiras S/A (ADR)
  (Telecommunications) ...................................      630       73,356
                                                                     -----------
                                                                         172,337
                                                                     -----------
Canada (6.57%)
 Royal Bank of Canada (Banks - Foreign) .................     2,585      137,005
 Toronto-Dominion Bank (Banks - Foreign) ................     2,978      112,233
                                                                     -----------
                                                                         249,238
                                                                     -----------
Chile (0.32%)
 Maderas y Sinteticos SA (ADR) (Building) ...............     1,300       12,350
                                                                     -----------
France (6.33%)
 Axa-UAP SA (Insurance) .................................       840       64,998
 Carrefour SA (Retail) ..................................       170       88,693
 France Telecom SA (ADR)
  (Telecommunications)* ..................................    2,400       86,400
                                                                     -----------
                                                                         240,091
                                                                     -----------
Germany (4.24%)
 Bayerische Motoren Werke AG
  (Automobile Trucks) ....................................       40      104,672
 Volkswagen AG (Automobile / Trucks) ....................       100       56,255
                                                                     -----------
                                                                         160,927
                                                                     -----------
Hong Kong (4.74%)
 China Resources Enterprise Ltd.
  (Real Estate Operations) ...............................   28,000       62,511
 Hutchison Whampoa Ltd.
  (Diversified Operations) ...............................   12,000       75,261
 Sun Hung Kai Properties Ltd.
  (Real Estate Operations) ...............................    6,000       41,812
                                                                     -----------
                                                                         179,584
                                                                     -----------
India (1.72%)
 Reliance Industries Ltd. Global Depository
  Receipt (GDR) (Diversified Operations) (R) .............    1,900       16,340
 Reliance Industries Ltd. (GDR) (Diversified
  Operations)* ...........................................    1,650       14,190

The Schedule of Investments is a complete list of all securities owned by the V.A. International Fund on December 31, 1997. It's divided into three main categories: common stocks, preferred stock and short-term investments. Common stocks and preferred stock are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

India (continued)
 State Bank of India (GDR) (Banks - Foreign) ............     1,900  $    34,580
                                                                     -----------
                                                                          65,110
                                                                     -----------
Ireland (4.95%)
 Allied Irish Banks PLC (ADR) (Banks - Foreign) .........     3,234      187,572
                                                                     -----------
Japan (9.00%)
 Ito-Yokado Co., Ltd. (Retail) ..........................     2,000      101,861
 Sony Corp. (Electronics) ...............................     1,000       88,841
 TDK Corp. (Electronics) ................................     2,000      150,724
                                                                     -----------
                                                                         341,426
                                                                     -----------
Mexico (3.66%)
 Grupo Industrial Maseca SA de CV
  (ADR) (Food) ...........................................    2,000       31,000
 Panamerican Beverages, Inc. (Beverages) ................     3,300      107,662
                                                                     -----------
                                                                         138,662
                                                                     -----------
Netherlands (7.71%)
 ABN Amro Holdings NV (ADR)
  (Banks - Foreign) ......................................    5,254      102,453
 ING Groep NV (ADR) (Banks - Foreign) ...................     3,130      132,438
  Ispat International NV (Steel)*  .......................    2,665       57,631
                                                                     -----------
                                                                         292,522
                                                                     -----------
Norway (0.23%)
 Saga Petroleum ASA (Oil & Gas) .........................       500        8,598
                                                                     -----------
Singapore (1.60%)
 NatSteel Ltd. (Steel) ..................................    19,000       25,702
 Oversea-Chinese Banking Corp., Ltd. ....................
  (Banks - Foreign) .......................................   6,000       34,886
                                                                     -----------
                                                                          60,588
                                                                     -----------
Sweden (3.73%)
 Investor AB (Diversified Operations) ...................     2,795      136,232
 Nordbanken Holding AB (Banks - Foreign)* ...............       900        5,089
                                                                     -----------
                                                                         141,321
                                                                     -----------
Switzerland (7.03%)
 Novartis AG (Medical) ..................................        85      137,866
 Zurich Versicherungs-Gesellschaft
  (Insurance) .............................................     270      128,607
                                                                     -----------
                                                                         266,473
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

United Kingdom (14.43%)
 EMAP PLC (Media) .......................................    6,000   $    89,286
 Marks & Spencer PLC (Retail) ...........................    7,500        74,170
 Northern Rock PLC (Banks - Foreign)* ...................   10,000        98,057
 Pearson PLC (Media) ....................................    8,000       103,937
 Regal Hotel Group PLC (Leisure)  .......................  100,000        73,913
 Royal & Sun Alliance Insurance Group PLC
  (Insurance) ............................................   7,085        71,336
 Royal Bank of Scotland Group PLC
  (Banks - Foreign) ......................................   2,860        36,462
                                                                     -----------
                                                                         547,161
                                                                     -----------
United States (2.04%)
 Carnival Corp. (Class A) (Leisure) .....................    1,400        77,525
                                                                     -----------
                                     TOTAL COMMON STOCKS
                                       (Cost $3,249,269)  (  85.93%)   3,258,601
                                                          --------   -----------

PREFERRED STOCK
Brazil (3.39%)
 Compania Riograndense de
  Telecomunicaciones SA
  (Telecommunications) ................................... 104,224       128,406
                                                                     -----------
                                   TOTAL PREFERRED STOCK
                                          (Cost $152,131) (   3.39%)     128,406
                                                          --------   -----------
                       TOTAL COMMON AND PREFERRED STOCKS
                                        (Cost $3,401,400) (  89.32%)   3,387,007
                                                          --------   -----------

                                           INTEREST      PAR VALUE
                                             RATE      (000s OMITTED)
                                             ----      --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.10%)
  Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 11.25% Due 02-15-15
   and 9.25% Due 02-15-16) -
   Note A.................................  6.60%            $345        345,000
                                                                     -----------
                           TOTAL SHORT-TERM INVESTMENTS  (   9.10%)      345,000
                                                          -------    -----------
                                      TOTAL INVESTMENTS  (  98.42%)    3,732,007
                                                          -------    -----------
                      OTHER ASSETS AND LIABILITIES, NET  (   1.58%)       59,997
                                                          -------    -----------
                                       TOTAL NET ASSETS  ( 100.00%)  $ 3,792,004
                                                          =======    ===========

Industry Diversification

--------------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at December 31, 1997 assigned to the various investment categories.

                                              MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                          AS A % OF FUND NET ASSETS
---------------------                          -------------------------

  Automobile/Trucks........................              4.24%
  Banks - Foreign..........................             23.23
  Beverages................................              2.84
  Building.................................              0.32
  Diversified Operations...................              6.38
  Electronics..............................              6.32
  Food.....................................              0.82
  Insurance................................              6.99
  Leisure..................................              3.99
  Media....................................              5.09
  Medical..................................              3.64
  Metal....................................              3.09
  Oil & Gas................................              0.23
  Real Estate Operations...................              2.75
  Retail...................................              6.98
  Steel....................................              2.20
  Telecommunications.......................              7.60
  Utilities................................              2.61
  Short-Term Investments...................              9.10
                                                        -----
                          TOTAL INVESTMENTS             98.42%
                                                        =====

  * Non-income producing security.

(R) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $16,340 or 0.43% of the Fund's net assets, as of December 31, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund

Schedule of Investments
December 31, 1997

--------------------------------------------------------------------------------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

COMMON STOCKS
Banks - Foreign (7.89%)
 Allied Irish Banks PLC, (American
  Depository Receipt), (ADR) (Ireland) .................     7,500      $435,000
 ING Groep N.V. (ADR) (Netherlands) .....................    4,174       176,612
 Nordbanken Holding AB * (Sweden) .......................    4,200        23,767
 Royal Bank of Canada (Canada) ..........................   15,500       821,500
                                                                     -----------
                                                                       1,456,879
                                                                     -----------
Banks - Money Center (4.15%)
 Chase Manhattan Corp. ..................................    7,000       766,500
                                                                     -----------
Banks - Southeast (2.86%)
 First Tennessee National Corp. .........................    7,900       527,325
                                                                     -----------
Banks - Super Regional (7.10%)
 BankBoston Corp. .......................................    8,200       770,287
 Norwest Corp. ..........................................   14,000       540,750
                                                                     -----------
                                                                       1,311,037
                                                                     -----------
Banks - West (2.71%)
 Westamerica Bancorp ....................................    4,900       501,025
                                                                     -----------
Broker Services (13.77%)
 Edwards (A.G.), Inc. ...................................   22,250       884,437
 Friedman, Billings, Ramsey Group, Inc.
  (Class A) * ............................................   2,000        35,875
 Legg Mason, Inc. .......................................   14,166       792,411
 McDonald & Co., Investments ............................   12,600       357,525
 Morgan Stanley, Dean Witter, Discover & Co. ............    8,000       473,000
                                                                     -----------
                                                                       2,543,248
                                                                     -----------
Computer - Services (4.34%)
 Fiserv, Inc.* ..........................................   16,300       800,737
                                                                     -----------
Finance - Consumer Loan (6.70%)
 American Express Co. ...................................    8,500       758,625
 Imperial Credit Industries, Inc.* ......................    7,200       147,600
 MBNA Corp. .............................................    9,650       263,566
 New Century Financial Corp. * ..........................    6,500        66,625
                                                                     -----------
                                                                       1,236,416
                                                                     -----------
Finance - Investment Management (8.75%)
 Affiliated Managers Group, Inc. * ......................    1,500        43,500
 Conning Corp. * ........................................    1,500        25,125
 Franklin Resources, Inc. ...............................    8,400       730,275
 Price (T. Rowe) Associates, Inc. .......................   13,000       817,375
                                                                     -----------
                                                                       1,616,275
                                                                     -----------

The Schedule of Investments is a complete list of all securities owned by the V.A. Financial Industries Fund on December 31, 1997. It's divided into three main categories: common stocks, right and short-term investments. Common stocks and right are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Finance - Savings & Loan (0.96%)
 InterWest Bancorp, Inc. ................................    4,700   $   177,425
                                                                     -----------
Finance - SBIC & Commercial (0.70%)
 CIT Group, Inc. (The) (Class A) * ......................    4,000       129,000
                                                                     -----------
Insurance - Accident & Health (2.89%)
 Provident Cos., Inc. ...................................   13,000       502,125
 Summit Holdings Southeast, Inc. * ......................    1,400        31,325
                                                                     -----------
                                                                        533,450
                                                                     -----------
Insurance - Life (1.67%)
 ARM Financial Group, Inc. (Class A) ....................   11,700       308,588
                                                                     -----------
Insurance - Multi Line (3.00%)
 Allmerica Financial Corp. ..............................   11,100       554,306
                                                                     -----------
Insurance - Property & Casualty (15.20%)
 Aetna, Inc. ............................................    5,500       388,094
 Commerce Group, Inc. ...................................    2,000        65,250
 Donegal Group, Inc. ....................................    5,000       110,625
 Frontier Insurance Group, Inc. .........................    4,800       109,800
 General Re Corp. .......................................    2,000       424,000
 Penn-America Group, Inc. ...............................    4,800        98,400
 RLI Corp. ..............................................    5,000       249,063
 SAFECO Corp. ...........................................   10,500       511,875
 St. Paul Cos., Inc. ....................................    6,600       541,613
 Travelers Property Casualty Corp. (Class A) ............    7,000       308,000
                                                                     -----------
                                                                       2,806,720
                                                                     -----------
REIT - Equity Trust (7.43%)
 Brandywine Realty Trust ................................    8,000       201,000
 Excel Realty Trust, Inc. ...............................    8,000       252,000
 Glenborough Realty Trust, Inc. .........................    1,500        44,437
 Prentiss Properties Trust ..............................    7,200       201,150
 SL Green Realty Corp. ..................................    4,500       116,719
 Spieker Properties, Inc. ...............................   13,000       557,375
                                                                     -----------
                                                                       1,372,681
                                                                     -----------
                                   TOTAL COMMON STOCKS
                                     (Cost $15,087,930)  (  90.12%)   16,641,612
                                                          --------   -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund


                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

RIGHT
Finance - SBIC & Commercial (0.72%)
 Newcourt Credit Group, Inc. ............................    4,000   $   132,213
                                                                     -----------
                                            TOTAL RIGHT
                                         (Cost $130,312)    ( 0.72%)     132,213
                                                          -------    -----------
                           TOTAL COMMON STOCKS AND RIGHT
                                      (Cost $15,218,242)    (90.84%)  16,773,825
                                                          --------   -----------

                                           INTEREST       PAR VALUE
                                             RATE       (000s OMITTED)
                                             ----       --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreements (9.12%)
  Investment in a joint repurchase
   agreement transaction with HSBS
   Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 7.25% thru 13.25%
   due 11-15-08 thru 11-15-16, and
   U.S. Treasury Note 6.50%
   due 04-30-99) - Note A................   6.60%           $1,683     1,683,000
                                                                      ----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%...............................                         791
                                                                     -----------
                        TOTAL SHORT-TERM INVESTMENTS       (  9.12%)   1,683,791
                                                           -------   -----------
                                   TOTAL INVESTMENTS       ( 99.96%)  18,457,616
                                                           -------   -----------
                   OTHER ASSETS AND LIABILITIES, NET       (  0.04%)       7,825
                                                           -------   -----------
                                    TOTAL NET ASSETS       (100.00%) $18,465,441
                                                           =======   ===========

* Non-Income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES      VALUE
-------------------                                          ------      -----

COMMON STOCKS
Advertising (2.03%)
  Lamar Advertising Co.* ...............................       900   $    35,775
  Outdoor Systems, Inc.* ...............................       450        17,269
  Princeton Video Image, Inc.* .........................     1,000         9,375
  Universal Outdoor Holdings, Inc.* ....................       300        15,600
                                                                     -----------
                                                                          78,019
                                                                     -----------
Aerospace (0.51%)
  AAR Corp. ............................................       500        19,375
                                                                     -----------
Agricultural Operations (0.59%)
  Scheid Vineyards, Inc. (Class A)* ....................     2,500        22,812
                                                                     -----------
Automobile/Trucks (1.59%)
  Avis Rent A Car, Inc.* ...............................       700        22,356
  Budget Group, Inc. (Class A)* ........................       700        24,194
  Special Devices, Inc.* ...............................       300         8,775
  United Rentals, Inc.* ................................       300         5,794
                                                                     -----------
                                                                          61,119
                                                                     -----------
Beverages (1.16%)
  Beringer Wine Estates Holdings, Inc. (Class B)* ......       400        15,200
  Mondavi (Robert) Corp. (Class A)* ....................       600        29,250
                                                                     -----------
                                                                          44,450
                                                                     -----------
Broker Services (0.77%)
  E*TRADE Group, Inc.* .................................       700        16,100
  Interra Financial, Inc. ..............................       200        13,800
                                                                     -----------
                                                                          29,900
                                                                     -----------
Building (0.61%)
  UNIFAB International, Inc.* ..........................       100         1,925
  Vari-Lite International, Inc.* .......................     1,800        21,487
                                                                     -----------
                                                                          23,412
                                                                     -----------
Business Services - Misc (6.62%)
  Abacus Direct Corp.* .................................       700        28,700
  Caribiner International, Inc.* .......................       500        22,250
  Coinstar, Inc.* ......................................     1,600        14,600
  CORESTAFF, Inc.* .....................................       750        19,875
  Hagler Bailly, Inc.* .................................     1,200        27,000
  Hall, Kinion & Associates, Inc.* .....................       100         2,187
  Mac-Gray Corp.* ......................................     1,400        21,875
  Market Facts, Inc.* ..................................     1,300        21,775
  MAXIMUS, Inc.* .......................................       100         2,419
  On Assignment, Inc.* .................................     1,100        29,150
  Pre-Paid Legal Services, Inc.* .......................       700        23,931

The Schedule of Investments is a complete list of all securities owned by the V.A. Emerging Growth Fund on December 31, 1997. It's divided into three main categories: common stocks, unit and short-term investments. Common stocks and unit are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Business Services - Misc (continued)
  ProBusiness Services, Inc.* ..........................     1,000   $    22,875
  Securacom, Inc.* .....................................     1,800        17,550
                                                                     -----------
                                                                         254,187
                                                                     -----------
Computers (9.01%)
  Advent Software, Inc.* ...............................       700        20,037
  Aris Corp.* ..........................................     1,100        23,100
  Aspect Development, Inc.* ............................       400        20,800
  Box Hill Systems Corp.* ..............................     1,000        10,438
  CBT Group PLC, (American Depository
   Receipt)* (Ireland) .................................       300        24,638
  Concord Communications, Inc.* ........................       100         2,075
  Discreet Logic, Inc.* ................................       700        15,356
  FlexiInternational Software, Inc.* ...................       100         1,550
  Information Management Resources, Inc.* ..............       750        28,125
  JDA Software Group, Inc.* ............................       500        17,500
  National Computer Systems, Inc. ......................       600        21,150
  National Instruments Corp.* ..........................       600        17,400
  Network Appliance, Inc.* .............................     1,200        42,600
  PRT Group, Inc.* .....................................       900        10,237
  SCM Microsystems, Inc.* ..............................       800        19,200
  SPR, Inc.* ...........................................     1,000        17,000
  Symantec Corp.* ......................................     1,300        28,519
  Visio Corp.* .........................................       600        23,025
  Xionics Document Technologies, Inc.* .................       900         3,431
                                                                     -----------
                                                                         346,181
                                                                     -----------
Consumer Products Misc. (0.33%)
  Samsonite Corp.* .....................................       400        12,650
                                                                     -----------
Containers (0.19%)
  Ivex Packaging Corp.* ................................       300         7,200
                                                                     -----------
Electronics (5.35%)
  Aavid Thermal Technologies, Inc.*  ...................       800        19,200
  Aeroflex, Inc.* ......................................     1,600        14,000
  Aseco Corp * .........................................       600         5,118
  ATMI, Inc.* ..........................................       600        14,550
  Aztec Manufacturing Co. ..............................     1,100        15,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Electronics (continued)
 FARO Technologies, Inc.* ...............................    1,000   $    11,625
 Integrated Circuit Systems, Inc.*  .....................      600        17,100
 Level One Communications, Inc.* ........................      600        16,950
 Metromedia Fiber Network, Inc. (Class A)* ..............    1,600        26,600
 MMC Networks, Inc.* ....................................      100         1,700
 PRI Automation, Inc.* ..................................      400        11,550
 Sawtek, Inc.* ..........................................      600        15,825
 SeaMED Corp.* ..........................................    1,300        24,050
 Semtech Corp.* .........................................      300        11,737
                                                                     -----------
                                                                         205,405
                                                                     -----------
Finance (1.92%)
 FIRSTPLUS Financial Group, Inc.* .......................      400        15,350
 LINC Capital, Inc.* ....................................    1,400        27,475
 Medallion Financial Corp. ..............................    1,400        30,800
                                                                     -----------
                                                                          73,625
                                                                     -----------
Food (1.61%)
 American Italian Pasta Co. (Class A)* ..................      900        22,500
 Fine Host Corp.* .......................................      900         9,112
 Suiza Foods Corp.* .....................................      510        30,377
                                                                     -----------
                                                                          61,989
                                                                     -----------
Funeral Services & Related (0.57%)
 Rock of Ages Corp.* ....................................    1,400        21,700
                                                                     -----------
Insurance (3.85%)
 Capital Re Corp. .......................................      200        12,412
 CMAC Investment Corp. ..................................      500        30,188
 ESG Re Ltd.* (Bermuda) .................................      200         4,700
 Hartford Life, Inc. (Class A) ..........................      500        22,656
 Healthcare Recoveries, Inc.* ...........................    1,100        24,475
 Life Re Corp. ..........................................      500        32,594
 Western National Corp. .................................      700        20,737
                                                                     -----------
                                                                         147,762
                                                                     -----------
Lasers - Systems / Components (0.36%)
 General Scanning, Inc.* ................................      800        13,800
                                                                     -----------
Leasing Companies (0.74%)
 Rollins Truck Leasing Corp. ............................    1,600        28,600
                                                                     -----------
Leisure (3.66%)
 Ballantyne of Omaha, Inc.* .............................    1,500        27,000
 Cinar Films, Inc. (Class B)* (Canada) ..................      700        27,213
 GameTech International Inc.* ...........................      900         9,675
 Premier Parks, Inc.* ...................................      700        28,350
 Silverleaf Resorts, Inc.* ..............................    1,100        26,950
 Travel Services International, Inc.* ...................      900        21,375
                                                                     -----------
                                                                         140,563
                                                                     -----------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Machinery (1.51%)
 Applied Power Inc. (Class A) ...........................      400   $    27,600
 Gardner Denver Machinery, Inc.* ........................    1,200        30,375
                                                                     -----------
                                                                          57,975
                                                                     -----------
Media (3.07%)
 Central Newspapers, Inc. (Class A) .....................      300        22,181
 CMP Media, Inc. (Class A)* .............................      600        10,350
 Heftel Broadcasting Corp. (Class A)* ...................      800        37,400
 Jacor Communications, Inc.* ............................      200        10,625
 Network Event Theater, Inc.* ...........................    3,000        14,250
 Petersen Cos., Inc. (The) (Class A)* ...................      100         2,300
 Univision Communications, Inc. (Class A)* ..............      300        20,944
                                                                     -----------
                                                                         118,050
                                                                     -----------
Medical (11.57%)
 Affymetrix, Inc.* ......................................      800        24,900
 American Healthcorp, Inc.* .............................    1,800        12,600
 Amsurg Corp. (Class A)* ................................      165         1,238
 Amsurg Corp. (Class B)* ................................    1,068         8,277
 Andrx Corp.* ...........................................      800        27,400
 ESC Medical Systems Ltd.* (Israel) .....................      500        19,375
 Health Care & Retirement Corp.* ........................      500        20,125
 Incyte Pharmaceuticals, Inc.* ..........................      600        27,000
 Mentor Corp. ...........................................      800        29,200
 MiniMed, Inc.* .........................................      700        27,213
 Monarch Dental Corp.* ..................................    1,000        13,250
 Myriad Genetics, Inc.* .................................      700        16,975
 Ocular Sciences, Inc.* .................................      900        23,625
 PAREXEL International Corp.* ...........................      700        25,900
 PathoGenesis Corp.* ....................................      600        22,275
 Perclose, Inc.* ........................................      700        13,475
 Protein Design Labs, Inc.* .............................      400        16,000
 Sano Corp.* ............................................      600        19,875
 SONUS Pharmaceuticals, Inc.* ...........................      700        23,188
 Sunrise Assisted Living, Inc.* .........................      700        30,187
 Universal Health Services, Inc. (Class B)* .............      300        15,112
 Wesley Jessen VisionCare, Inc.* ........................      700        27,300
                                                                     -----------
                                                                         444,490
                                                                     -----------
Metal (0.49%)
 Maverick Tube Corp.* ...................................      700        17,719
 Prudential Steel Ltd. (Canada) .........................      100           978
                                                                     -----------
                                                                          18,697
                                                                     -----------
Office (0.52%)
 Shelby Williams Industries, Inc. .......................    1,200        19,800
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Oil & Gas (5.18%)
 Brown (Tom) Inc.* ......................................      900   $    17,325
 Core Laboratories N.V.* (Netherlands) ..................      600        10,838
 Dawson Production Services, Inc.*  .....................      700        12,162
 Dril-Quip, Inc.* .......................................      100         3,513
 Eagle Geophysical, Inc.* ...............................      900        11,700
 IRI International Corp.* ...............................      200         2,800
 Key Energy Group, Inc.* ................................      700        15,181
 National-Oilwell, Inc.* ................................      700        23,931
 Ocean Energy, Inc.* ....................................      300        14,794
 Precision Drilling Corp.* (Canada) .....................      700        17,062
 Pride International, Inc.* .............................      600        15,150
 Santa Fe Energy Resources, Inc.* .......................    1,900        21,375
 Stone Energy Corp.* ....................................      600        20,100
 TransCoastal Marine Services, Inc.* ....................      100         1,425
 Vintage Petroleum, Inc. ................................      600        11,400
                                                                     -----------
                                                                         198,756
                                                                     -----------
Pollution Control (4.83%)
 American Disposal Services, Inc.*  .....................      700        25,550
 Eastern Environmental Services, Inc.* ..................      800        17,600
 Innovative Valve Technologies, Inc.* ...................    1,400        28,350
 ITEQ, Inc.* ............................................    2,800        32,200
 Newpark Resources, Inc.* ...............................    1,800        31,500
 Philip Services Corp.* (Canada) ........................    2,100        30,188
 Superior Services, Inc.* ...............................      700        20,213
                                                                     -----------
                                                                         185,601
                                                                     -----------
Printing - Commercial (0.47%)
 Mail-Well, Inc.* .......................................      450        18,225
                                                                     -----------
Real Estate Investment Trust (3.01%)
 Arden Realty Group, Inc. ...............................      800        24,600
 Crescent Real Estate Equities Co. ......................      400        15,750
 Equity Office Properties Trust .........................      563        17,754
 Glenborough Realty Trust, Inc. .........................    1,000        29,625
 Mack-Cali Realty Corp. .................................      400        16,400
 Starwood Lodging Trust .................................      200        11,575
                                                                     -----------
                                                                         115,704
                                                                     -----------
Retail (12.34%)
 Abercrombie & Fitch Co.* ...............................      800        25,000
 Arbor Drugs, Inc. ......................................    1,200        22,200
 Big Dog Holdings, Inc.* ................................    1,200         6,750
 Brylane Inc.* ..........................................      500        24,625
 CKE Restaurants, Inc. ..................................      500        21,063
 Concepts Direct, Inc.* .................................      800        16,800
 Cost Plus, Inc.* .......................................      800        23,200

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Retail (continued)
 Dominick's Supermarkets, Inc.* .........................      700   $    25,550
 Famous Dave's of America, Inc.* ........................    1,100         9,830
 Fresh America Corp.* ...................................      800        15,400
 Furniture Brands International, Inc.* ..................    1,200        24,600
 Genovese Drug Stores, Inc. (Class A) ...................      660        11,303
 Hibbett Sporting Goods, Inc.* ..........................    1,000        22,000
 Il Fornaio (America) Corp.* ............................    1,000        14,875
 Keystone Automotive Industries, Inc.* ..................    1,000        23,750
 Linens `N Things, Inc.* ................................      500        21,813
 Meadowcraft, Inc. ......................................      800         9,400
 99 Cents Only Stores* ..................................      975        28,763
 Peapod, Inc.* ..........................................    1,700        11,050
 Proffitt's, Inc.* ......................................      800        22,750
 Quality Food Centers, Inc.* ............................      500        33,500
 Rainforest Cafe, Inc.* .................................      600        19,800
 Stage Stores, Inc.* ....................................      600        22,425
 Track `n Trail Inc.* ...................................    1,600        14,200
 U.S.A. Floral Products, Inc.* ..........................      100         1,575
 White Cap Industries, Inc.* ............................      100         1,862
                                                                     -----------
                                                                         474,084
                                                                     -----------
Schools/Education (1.31%)
 EduTrek International, Inc. (Class A)* .................      700        18,200
 ITI Education Corp.* (Canada) ..........................    2,000        12,159
 Strayer Education, Inc. ................................      600        19,800
                                                                     -----------
                                                                          50,159
                                                                     -----------
Shoes & Related Apparel (0.41%)
 Wolverine World Wide, Inc. .............................      700        15,838
                                                                     -----------
Telecommunications (2.87%)
 Comverse Technology, Inc.* .............................      500        19,500
 Innova Corp.* ..........................................    1,200        18,300
 MRV Communications, Inc.* ..............................      700        16,713
 REMEC, Inc.* ...........................................      950        21,375
 Tel-Save Holdings, Inc.* ...............................      600        11,925
 WinStar Communications, Inc.* ..........................      900        22,443
                                                                     -----------
                                                                         110,256
                                                                     -----------
Textile (1.80%)
 Culp, Inc. .............................................    1,200        24,000
 Cutter & Buck, Inc.* ...................................    1,300        24,213
 Tefron Ltd.* (Israel) ..................................      900        20,700
                                                                     -----------
                                                                          68,913
                                                                     -----------
Transport (3.40%)
 C.H. Robinson Worldwide, Inc. ..........................    1,100        24,613
 Carey International, Inc.* .............................    1,000        15,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Transport (continued)
 Eagle USA Airfreight, Inc.* ............................     600    $    17,100
 Jevic Transportation, Inc.* ............................   1,500         24,188
 MotivePower Industries, Inc.* ..........................   1,100         25,575
 Simon Transportation Services Inc.* ....................   1,000         24,000
                                                                     -----------
                                                                         130,601
                                                                     -----------
                                   TOTAL COMMON STOCKS
                                     (Cost $3,298,160)     (94.25%)    3,619,898
                                                          -------    -----------

UNIT
Real Estate Investment Trust (0.47%)
 Hanover Capital Mortgage Holdings, Inc.* ...............   1,100         18,150
                                                                     -----------
                                            TOTAL UNIT
                                        (Cost $16,500)     ( 0.47%)       18,150
                                                          -------    -----------
                          TOTAL COMMON STOCKS AND UNIT
                                     (Cost $3,314,660)     (94.72%)    3,638,048
                                                          -------    -----------

                                        INTEREST         PAR VALUE      MARKET
ISSUER, DESCRIPTION                       RATE         (000s OMITTED)    VALUE
-------------------                       ----         --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.78%)
  Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. -
   Dated 12-31-97, Due 01-02-98
   (Secured by U.S. Treasury Bonds
   7.25% thru 13.25% Due 11-15-08 thru
   11-15-16, and U.S. Treasury Note
   6.50% due 04-30-99 - Note A            6.60%             $222    $   222,000
                                                                    -----------

Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%...............                                        292
                                                                    -----------
                           TOTAL SHORT-TERM INVESTMENTS  (  5.79%)      222,292
                                                         -------    -----------
                                      TOTAL INVESTMENTS  (100.51%)    3,860,340
                                                         -------    -----------
                      OTHER ASSETS AND LIABILITIES, NET  (  0.51%)  (    19,529)
                                                         -------    -----------
                                       TOTAL NET ASSETS  (   100%)  $ 3,840,811
                                                         =======    ===========

* Non-income producing security
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Declaration Trust -- V.A. Growth Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

COMMON STOCKS
Advertising (1.90%)
 Outdoor Systems, Inc.* .................................    1,850   $    70,994
                                                                     -----------
Beverages (1.71%)
 Beringer Wine Estates Holdings, Inc. (Class B)* ........      400        15,200
 Mondavi (Robert) Corp. (Class A)*  .....................    1,000        48,750
                                                                     -----------
                                                                          63,950
                                                                     -----------
Commercial Services (3.03%)
 Corrections Corporation of America* ....................    1,700        63,006
 EduTrek International, Inc. (Class A)* .................      200         5,200
 Market Facts, Inc. .....................................      400         6,700
 Securacom, Inc.* .......................................    3,900        38,025
                                                                     -----------
                                                                         112,931
                                                                     -----------
Computers (19.38%)
 Advantage Learning Systems, Inc.*  .....................      100         2,137
 America Online, Inc.* ..................................      700        62,431
 BMC Software, Inc.* ....................................      900        59,063
 CBT Group Plc, American
  Depository Receipt (Ireland)* ..........................     800        65,700
 Discreet Logic, Inc.* ..................................    2,000        43,875
 E*TRADE Group, Inc.* ...................................    1,500        34,500
 Edwards (J.D.) & Co.* ..................................    1,100        32,450
 EMC Corp.* .............................................    1,400        38,413
 HBO & Co. ..............................................    1,200        57,600
 Iomega Corp.* ..........................................    4,400        54,725
 Network Appliance, Inc.* ...............................    2,600        92,300
 SCM Microsystems, Inc.* ................................      100         2,400
 Security Dynamics Technologies, Inc.* ..................    1,800        64,350
 SPR Inc.* ..............................................      100         1,700
 Symantec Corp.* ........................................    3,000        65,813
 Visio Corp.* ...........................................    1,200        46,050
                                                                     -----------
                                                                         723,507
                                                                     -----------
Electronics (6.13%)
 ATMI, Inc.* ............................................    1,600        38,800
 General Scanning, Inc.* ................................      100         1,725
 Level One Communications, Inc.* ........................    1,250        35,313
 Metromedia Fiber Network, Inc. (Class A)* ..............    3,800        63,175
 Semtech Corp.* .........................................    1,000        39,125
 Teradyne, Inc.* ........................................      400        12,800
 Vitesse Semiconductor Corp.* ...........................    1,000        37,750
                                                                     -----------
                                                                         228,688
                                                                     -----------
Finance (2.09%)
 FIRSTPLUS Financial Group, Inc.* .......................      600        23,025

The Schedule of Investments is a complete list of all securities owned by the V.
A. Growth Fund on December 31, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Finance (continued)
 Medallion Financial Corp. ..............................    2,500   $    55,000
                                                                     -----------
                                                                          78,025
                                                                     -----------
Food (1.90%)
 Suiza Foods Corp.* .....................................    1,190        70,879
                                                                     -----------
Insurance (2.58%)
 Ace, Ltd. (Bermuda) ....................................      500        48,250
 Progressive Corp. ......................................      400        47,950
                                                                     -----------
                                                                          96,200
                                                                     -----------
Leisure (3.78%)
 Carnival Corp. (Class A) ...............................    1,300        71,987
 Royal Caribbean Cruises Ltd. ...........................    1,300        69,306
                                                                     -----------
                                                                         141,293
                                                                     -----------
Machinery (1.42%)
 Gardner Denver Machinery, Inc.* ........................    2,100        53,156
                                                                     -----------
Media (8.29%)
 Central Newspapers, Inc. (Class A) .....................    1,100        81,331
 Clear Channel Communications, Inc.* ....................      900        71,494
 Heftel Broadcasting Corp. (Class A)* ...................    1,600        74,800
 Jacor Communications, Inc.* ............................    1,500        79,687
 Petersen Companies, Inc. (The) (Class A)* ..............      100         2,300
                                                                     -----------
                                                                         309,612
                                                                     -----------
Medical (7.56%)
 Health Care & Retirement Corp.* ........................    1,400        56,350
 Health Management Associates, Inc. (Class A)* ..........    2,250        56,813
 Sunrise Assisted Living, Inc.* .........................    1,500        64,687
 Warner-Lambert Co. .....................................      400        49,600
 Wesley Jessen VisionCare, Inc.* ........................    1,400        54,600
                                                                     -----------
                                                                         282,050
                                                                     -----------
Office (1.58%)
 HON INDUSTRIES, Inc. ...................................    1,000        59,000
                                                                     -----------
Oil & Gas (7.21%)
 ENSCO International, Inc. ..............................    1,500        50,250
 EVI, Inc.* .............................................      600        31,050
 Falcon Drilling Company, Inc.* .........................    1,600        56,100
 IRI International Corp.* ...............................      200         2,800
 Marine Drilling Companies, Inc.* .......................    1,600        33,200
 National-Oilwell, Inc.* ................................    1,800        61,537
 Precision Drilling Corp.* (Canada) .....................    1,400        34,125
                                                                     -----------
                                                                         269,062
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Declaration Trust -- V.A. Growth Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Pollution Control (5.89%)
 ITEQ, Inc.* ...........................................     4,300   $    49,450
 Newpark Resources, Inc.* ..............................     4,400        77,000
 Philip Services Corp.* (Canada) .......................     4,000        57,500
 US Filter Corp.* ......................................     1,200        35,925
                                                                     -----------
                                                                         219,875
                                                                     -----------
Retail (11.77%)
 Borders Group, Inc. * .................................     1,200        37,575
 Consolidated Stores Corp.* ............................     1,375        60,414
 Costco Companies, Inc.* ...............................     1,300        58,013
 Dollar General Corp. ..................................     1,650        59,813
 Home Depot, Inc. (The) ................................     1,150        67,706
 Meyer (Fred), Inc. * ..................................     1,600        58,200
 Pier 1 Imports, Inc. ..................................     1,600        36,200
 Starbucks Corp.* ......................................     1,600        61,400
                                                                     -----------
                                                                         439,321
                                                                     -----------
Schools / Education (1.90%)
 Apollo Group, Inc. (Class A)*` ........................     1,500        70,875
                                                                     -----------
Telecommunications (7.69%)
 Comverse Technology, Inc.* ............................     1,300        50,700
 Innova Corp.* .........................................     2,000        30,500
 Nextel Communications, Inc. (Class A)* ................     2,100        54,600
 Qwest Communications International, Inc.* .............       900        53,550
 Teligent, Inc. (Class A)* .............................       100         2,463
 Tellabs, Inc.* ........................................     1,000        52,875
 WorldCom, Inc.* .......................................     1,400        42,350
                                                                     -----------
                                                                         287,038
                                                                     -----------
                                    TOTAL COMMON STOCKS
                                      (Cost $3,063,484)     (95.81%)   3,576,456
                                                           -------   -----------

                                        INTEREST         PAR VALUE
ISSUER, DESCRIPTION                       RATE         (000s OMITTED)
-------------------                       ----         --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.71%)
  Investment in a joint repurchase
   agreement transaction with HSBC
   Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 7.25% thru 13.25%
   due 11-15-08 thru 11-15-16,
   and U.S. Treasury Note, 6.50%
   Due 04-30-99), - Note A.............  6.60%              $213        213,000
                                                                      ---------

                                                                        MARKET
ISSUER, DESCRIPTION                                                      VALUE
-------------------                                                      -----

Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.........                                      $       576
                                                                    -----------
                           TOTAL SHORT-TERM INVESTMENTS  (  5.73%)      213,576
                                                         -------    -----------
                                      TOTAL INVESTMENTS  (101.54%)    3,790,032
                                                         -------    -----------
                      OTHER ASSETS AND LIABILITIES, NET  (  1.54%)  (    57,320)
                                                         -------    -----------
                                       TOTAL NET ASSETS  (100.00%)  $ 3,732,712
                                                         =======    ===========

*Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The V. A. Growth Fund invests primarily in securities issued in the United States of America. The performance of the Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 1997 assigned to country categories.

                                              MARKET VALUE AS A
COUNTRY DIVERSIFICATION                PERCENTAGE OF FUND'S NET ASSETS
-----------------------                -------------------------------
  Bermuda...........................                 1.29%
  Canada............................                 2.45
  Ireland...........................                 1.76
  United States.....................                96.04
                                                   ------
                   TOTAL INVESTMENTS               101.54%
                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

COMMON STOCKS
Aerospace (2.05%)
 Northrop Grumman Corp. ................................       200   $    23,000
 Raytheon Co. (Class A) ................................        64         3,145
 United Technologies Corp. .............................     2,100       152,906
                                                                     -----------
                                                                         179,051
                                                                     -----------
Automobile/Trucks (3.10%)
 Dana Corp. ............................................       500        23,750
 Ford Motor Co. ........................................     3,700       180,144
 General Motors Corp. ..................................     1,100        66,688
                                                                     -----------
                                                                         270,582
                                                                     -----------
Banks - United States (7.28%)
 BankAmerica Corp. .....................................     1,700       124,100
 Bankers Trust New York Corp. ..........................       600        67,462
 Citicorp ..............................................     1,500       189,656
 Comerica, Inc. ........................................     1,400       126,350
 Norwest Corp. .........................................     3,000       115,875
 U.S. Bancorp ..........................................       100        11,194
                                                                     -----------
                                                                         634,637
                                                                     -----------
Beverages (2.38%)
 PepsiCo, Inc. .........................................     5,700       207,694
                                                                     -----------
Building (0.71%)
 Centex Corp. ..........................................       100         6,294
 Clayton Homes, Inc. ...................................       250         4,500
 Masco Corp. ...........................................     1,000        50,875
                                                                     -----------
                                                                          61,669
                                                                     -----------
Business Services - Misc (0.18%)
 Dun & Bradstreet Corp. ................................       500        15,469
                                                                     -----------
Chemicals (2.05%)
 Air Products & Chemicals, Inc. ........................     1,200        98,700
 Millennium Chemicals, Inc. ............................     1,100        25,919
 Praxair, Inc. .........................................     1,200        54,000
                                                                     -----------
                                                                         178,619
                                                                     -----------
Computers (4.91%)
 Cadence Design Systems, Inc.* .........................     1,000        24,500
 Compaq Computer Corp.* ................................     1,500        84,656
 Computer Associates International, Inc. ...............     1,250        66,094
 Hewlett-Packard Co. ...................................       700        43,750
 Microsoft Corp.* ......................................     1,400       180,950
 Oracle Corp.* .........................................     1,250        27,891
                                                                     -----------
                                                                         427,841
                                                                     -----------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Independence Equity Fund on December 31, 1997. It is divided into two main catagories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Containers (0.17%)
 Owens-Illinois, Inc.* .................................       400   $    15,175
                                                                     -----------
Cosmetics & Personal Care (1.67%)
 Avon Products, Inc. ...................................     1,100        67,512
 Dial Corp. (The) ......................................     3,100        64,519
 Revlon, Inc. (Class A) * ..............................       400        14,125
                                                                     -----------
                                                                         146,156
                                                                     -----------
Diversified Operations (3.31%)
 Canadian Pacific, Ltd. (Canada) .......................       600        16,350
 Corning, Inc. .........................................     1,400        51,975
 Du Pont (E.I.) De Nemours & Co. .......................     2,000       120,125
 National Service Industries, Inc. .....................       600        29,738
 Ogden Corp. ...........................................       300         8,456
 Textron, Inc. .........................................     1,000        62,500
                                                                     -----------
                                                                         289,144
                                                                     -----------
Electronics (5.47%)
 General Electric Co. ..................................     2,700       198,113
 Honeywell, Inc. .......................................     2,000       137,000
 Intel Corp. ...........................................       500        35,125
 Parker-Hannifin Corp. .................................       600        27,525
 Raychem Corp. .........................................       900        38,756
 Texas Instruments, Inc. ...............................       900        40,500
                                                                     -----------
                                                                         477,019
                                                                     -----------
Finance (2.95%)
 American Express Co. ..................................       900        80,325
 Household International, Inc. .........................       500        63,781
 MBNA Corp. ............................................     1,100        30,044
 Morgan Stanley, Dean Witter, Discover & Co. ...........     1,400        82,775
                                                                     -----------
                                                                         256,925
                                                                     -----------
Food (1.36%)
 ConAgra, Inc. .........................................     1,200        39,375
 Quaker Oats Co. .......................................     1,500        79,125
                                                                     -----------
                                                                         118,500
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Household (0.32%)
 Tupperware Corp. ......................................     1,000   $    27,875
                                                                     -----------
Instruments - Scientific (0.32%)
 Perkin-Elmer Corp. ....................................       400        28,425
                                                                     -----------
Insurance (7.74%)
 American International Group, Inc. ....................     1,450       157,687
 CIGNA Corp. ...........................................       300        51,919
 Equitable Cos., Inc. (The) ............................       600        29,850
 General Re Corp. ......................................       800       169,600
 Hartford Financial Services Group, Inc. (The) .........       500        46,781
 Marsh & McLennan Cos., Inc. ...........................     1,200        89,475
 Travelers Group, Inc. .................................     2,400       129,300
                                                                     -----------
                                                                         674,612
                                                                     -----------
Leisure (1.15%)
 Cendant Corp. .........................................     2,922       100,460
                                                                     -----------
Machinery (1.02%)
 Cooper Industries, Inc. ...............................     1,100        53,900
 Deere & Co. ...........................................       600        34,987
                                                                     -----------
                                                                          88,887
                                                                     -----------
Medical (10.74%)
 Abbott Laboratories ...................................     1,800       118,012
 Allegiance Corp. ......................................       600        21,262
 Becton, Dickinson & Co. ...............................     1,000        50,000
 Bristol-Myers Squibb Co. ..............................     1,400       132,475
 Cardinal Health, Inc. .................................     1,000        75,125
 Glaxo Wellcome PLC American Depository
  Receipt (ADR) (United Kingdom) .......................       500        23,938
 Health Management Associates, Inc.
  (Class A)* ...........................................     1,000        25,250
 HEALTHSOUTH Corp.* ....................................     2,700        74,925
 Johnson & Johnson .....................................     1,800       118,575
 Merck & Co., Inc. .....................................     1,800       191,250
 Schering-Plough Corp. .................................     1,700       105,613
                                                                     -----------
                                                                         936,425
                                                                     -----------
Mortgage Banking (0.91%)
 Fannie Mae ............................................     1,400        79,888
                                                                     -----------
Office (1.40%)
 Avery Dennison Corp. ..................................       300        13,425
 Danka Business Systems PLC (ADR)
  (United Kingdom) .....................................       600         9,562
 Pitney Bowes, Inc. ....................................     1,100        98,931
                                                                     -----------
                                                                         121,918
                                                                     -----------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Oil & Gas (9.73%)
 Anadarko Petroleum Corp. ..............................       200   $    12,137
 Atlantic Richfield Co. ................................     1,100        88,137
 Baker Hughes, Inc. ....................................       700        30,537
 British Petroleum Co. PLC (ADR)
  (United Kingdom) .....................................     1,000        79,687
 Chevron Corp. .........................................     1,400       107,800
 Dresser Industries, Inc. ..............................       700        29,356
 El Paso Natural Gas Co. ...............................       300        19,950
 Halliburton Co. .......................................       300        15,581
 Mobil Corp. ...........................................     1,300        93,844
 Phillips Petroleum Co. ................................     2,100       102,113
 Schlumberger, Ltd. ....................................     1,100        88,550
 Texaco Inc. ...........................................     2,200       119,625
 USX - Marathon Group ..................................     1,800        60,750
                                                                     -----------
                                                                         848,067
                                                                     -----------
Paper & Paper Products (1.21%)
 Fort James Corp. ......................................     1,300        49,725
 International Paper Co. ...............................     1,300        56,063
                                                                     -----------
                                                                         105,788
                                                                     -----------
Pollution Control (0.83%)
 Browning-Ferris Industries, Inc. ......................     1,000        37,000
 USA Waste Services, Inc.* .............................       900        35,325
                                                                     -----------
                                                                          72,325
                                                                     -----------
Retail (4.60%)
 Costco Cos., Inc.* ....................................       700        31,237
 Dayton Hudson Corp. ...................................     1,000        67,500
 Home Depot, Inc. ......................................     2,200       129,525
 Lowe's Cos., Inc. .....................................     1,200        57,225
 Staples, Inc.* ........................................     1,100        30,525
 TJX Cos., Inc. ........................................     1,200        41,250
 Wal-Mart Stores, Inc. .................................     1,100        43,381
                                                                     -----------
                                                                         400,643
                                                                     -----------
Soap & Cleaning Preparations (0.92%)
 Proctor & Gamble Co. (The) ............................     1,000        79,813
                                                                     -----------
Steel (0.47%)
 British Steel PLC (ADR) (United Kingdom) ..............     1,900        40,731
                                                                     -----------
Telecommunications (2.78%)
 Harris Corp. ..........................................     1,000        45,875
 Lucent Technologies, Inc. .............................     2,459       196,413
                                                                     -----------
                                                                         242,288
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Textile (1.10%)
 Jones Apparel Group, Inc.* ............................       700   $    30,100
 Liz Claiborne, Inc. ...................................       900        37,631
 Tommy Hilfiger Corp.* .................................       800        28,100
                                                                     -----------
                                                                          95,831
                                                                     -----------
Tobacco (0.41%)
 Philip Morris Cos., Inc. ..............................       700        31,719
 Universal Corp. .......................................       100         4,113
                                                                     -----------
                                                                          35,832
                                                                     -----------
Transport (1.93%)
 Burlington Northern Santa Fe ..........................       900        83,644
 Norfolk Southern Corp. ................................       900        27,731
 Southwest Airlines Co. ................................     2,300        56,638
                                                                     -----------
                                                                         168,013
                                                                     -----------
Utilities (7.16%)
 Baltimore Gas & Electric Co. ..........................       700        23,844
 Bell Atlantic Corp. ...................................     2,000       182,000
 Consolidated Natural Gas Co. ..........................       400        24,200
 Dominion Resources, Inc. ..............................     1,400        59,587
 Entergy Corp. .........................................       400        11,975
 Florida Progress Corp. ................................     1,700        66,725
 FPL Group, Inc. .......................................     1,800       106,537
 GTE Corp. .............................................     2,700       141,075
 Texas Utilities Co. ...................................       200         8,313
                                                                     -----------
                                                                         624,256
                                                                     -----------
                                     TOTAL COMMON STOCKS
                                        (Cost $7,421,194)   (92.33%)   8,050,558
                                                           -------   -----------

                                        INTEREST          PAR VALUE       MARKET
ISSUER, DESCRIPTION                       RATE          (000s OMITTED)     VALUE
-------------------                       ----          --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.58%)
  Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. -
   Dated 12-31-97, Due 01-02-98
   (Secured by U. S. Treasury Bonds,
   7.25% thru 13.25%, due
   11-15-08 thru 11-15-16, and
   by U.S. Treasury Note, 6.50%
   due 04-30-99 - Note A...............  6.60%               $835    $  835,000
                                                                     ----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%..................                                     157
                                                                      ---------
                       TOTAL SHORT-TERM INVESTMENTS       (  9.58%)     835,157
                                                          -------   -----------
                                  TOTAL INVESTMENTS       (101.91%)   8,885,715
                                                          -------   -----------
                  OTHER ASSETS AND LIABILITIES, NET       (  1.91%) (   166,623)
                                                          -------   -----------
                                   TOTAL NET ASSETS       (   100%) $ 8,719,092
                                                          =======   ===========

* Non-income producing security
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

COMMON STOCKS
Advertising (0.10%)
 Interpublic Group, Inc. ...............................       400   $    19,925
                                                                     -----------
Aerospace (1.19%)
 Boeing Co. (The) ......................................     2,400       117,450
 General Dynamics Corp. ................................       200        17,288
 Northrop Grumman Corp. ................................       200        23,000
 Raytheon Co. (Class A) ................................       114         5,622
 Raytheon Co. (Class B) ................................       600        30,300
 United Technologies Corp. .............................       600        43,687
                                                                     -----------
                                                                         237,347
                                                                     -----------
Agricultural Operations (0.11%)
 Pioneer Hi-Bred International, Inc. ...................       200        21,450
                                                                     -----------
Automobile/Trucks (1.87%)
 Chrysler Corp. ........................................     1,800        63,337
 Dana Corp. ............................................       400        19,000
 Eaton Corp. ...........................................       300        26,775
 Ford Motor Co. ........................................     3,000       146,062
 General Motors Corp. ..................................     1,800       109,125
 PACCAR, Inc. ..........................................       200        10,500
                                                                     -----------
                                                                         374,799
                                                                     -----------
Banks - United States (7.78%)
 Banc One Corp. ........................................     1,400        76,037
 Bank of New York Co., Inc. ............................       900        52,031
 BankAmerica Corp. .....................................     1,700       124,100
 BankBoston Corp. ......................................       400        37,575
 Bankers Trust New York Corp. ..........................       300        33,731
 Barnett Banks, Inc. ...................................       500        35,937
 Chase Manhattan Corp. .................................     1,000       109,500
 Citicorp ..............................................     1,100       139,081
 Comerica, Inc. ........................................       300        27,075
 CoreStates Financial Corp. ............................       500        40,031
 Fifth Third Bancorp ...................................       400        32,700
 First Chicago NBD Corp. ...............................       700        58,450
 First Union Corp. .....................................     1,500        76,875
 Fleet Financial Group, Inc. ...........................       600        44,962
 Huntington Bancshares, Inc. ...........................       600        21,600
 KeyCorp ...............................................       600        42,487
 Mellon Bank Corp. .....................................       600        36,375
 Morgan (J.P.) & Co., Inc. .............................       400        45,150
 National City Corp. ...................................       600        39,450

The Schedule of Investments is a complete list of all securities owned by the V.
A. 500 Index Fund on December 31, 1997. It is divided into two main catagories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Banks - United States (continued)
 NationsBank Corp. .....................................     1,700   $   103,381
 Norwest Corp. .........................................     1,800        69,525
 PNC Bank Corp. ........................................       800        45,650
 Republic New York Corp. ...............................       200        22,838
 State Street Corp. ....................................       400        23,275
 SunTrust Banks, Inc. ..................................       500        35,687
 Synovus Financial Corp. ...............................       500        16,375
 U.S. Bancorp ..........................................       600        67,162
 Wachovia Corp. ........................................       400        32,450
 Wells Fargo & Co. .....................................       200        67,887
                                                                     -----------
                                                                       1,557,377
                                                                     -----------
Beverages (3.10%)
 Anheuser-Busch Cos., Inc. .............................     1,200        52,800
 Coca-Cola Co. (The) ...................................     6,000       399,750
 PepsiCo, Inc. .........................................     3,700       134,819
 Seagram Co. Ltd. (The) (Canada) .......................     1,000        32,312
                                                                     -----------
                                                                         619,681
                                                                     -----------
Broker Services (0.44%)
 Merrill Lynch & Co. ...................................       800        58,350
 Schwab (Charles) Corp. ................................       700        29,356
                                                                     -----------
                                                                          87,706
                                                                     -----------
Building (0.78%)
 Black & Decker Corp. ..................................       400        15,625
 Fluor Corp. ...........................................       300        11,213
 Georgia-Pacific Group .................................       300        18,225
 Georgia Pacific Timber Group* .........................       300         6,806
 Masco Corp. ...........................................       600        30,525
 Sherwin-Williams Co. ..................................       600        16,650
 Stanley Works (The) ...................................       300        14,156
 Weyerhauser Co. .......................................       600        29,438
 Willamette Industries, Inc. ...........................       400        12,875
                                                                     -----------
                                                                         155,513
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Business Services - Misc (0.23%)
 Block, H & R, Inc. ....................................       300   $    13,444
 Dun & Bradstreet Corp. (The) ..........................       600        18,563
 Equifax, Inc. .........................................       400        14,175
                                                                     -----------
                                                                          46,182
                                                                     -----------
Chemicals (1.51%)
 Air Products & Chemicals, Inc. ........................       300        24,675
 Dow Chemical Co. ......................................       600        60,900
 Eastman Chemical Co. ..................................       300        17,869
 Grace (W. R.) & Co. ...................................       200        16,088
 Hercules, Inc. ........................................       300        15,019
 Monsanto Co. ..........................................     1,500        63,000
 Morton International, Inc. ............................       500        17,188
 PPG Industries, Inc. ..................................       500        28,563
 Praxair, Inc. .........................................       500        22,500
 Rohm & Haas Co. .......................................       200        19,150
 Union Carbide Corp. ...................................       400        17,175
                                                                     -----------
                                                                         302,127
                                                                     -----------
Computers (7.84%)
 Adobe Systems, Inc. ...................................       200         8,250
 Apple Computer, Inc. * ................................       500         6,563
 Automatic Data Processing, Inc. .......................       700        42,962
 Bay Networks, Inc.* ...................................       600        15,338
 Cabletron Systems, Inc.* ..............................       500         7,500
 Ceridian Corp.* .......................................       200         9,163
 Cisco Systems, Inc.* ..................................     2,400       133,800
 Cognizant Corp. .......................................       400        17,825
 Compaq Computer Corp.* ................................     1,900       107,231
 Computer Associates International, Inc. ...............     1,300        68,737
 Computer Sciences Corp.* ..............................       200        16,700
 Dell Computer Corp.* ..................................       800        67,200
 Digital Equipment Corp.* ..............................       400        14,800
 EMC Corp.* ............................................     1,200        32,925
 First Data Corp. ......................................     1,100        32,175
 HBO & Co. .............................................       500        24,000
 Hewlett-Packard Co. ...................................     2,600       162,500
 International Business Machines Corp. .................     2,400       250,950
 Microsoft Corp.* ......................................     2,900       374,825
 Novell, Inc.* .........................................     1,100         8,250
 Oracle Corp.* .........................................     2,400        53,550
 Parametric Technology Corp.* ..........................       300        14,213
 Seagate Technology, Inc.* .............................       700        13,475
 Silicon Graphics, Inc.* ...............................       500         6,219
 Sun Microsystems, Inc.* ...............................       900        35,887

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Computers (continued)
 3Com Corp.* ...........................................       900   $    31,444
 Unisys Corp. * ........................................       500         6,938
 UNOVA, Inc. * .........................................       300         4,931
                                                                     -----------
                                                                       1,568,351
                                                                     -----------
Containers (0.18%)
 Crown Cork & Seal Co., Inc. ...........................       400        20,050
 Owens-Illinois, Inc.* .................................       400        15,175
                                                                     -----------
                                                                          35,225
                                                                     -----------
Cosmetics & Personal Care (0.93%)
 Avon Products, Inc. ...................................       400        24,550
 Gillette Co. ..........................................     1,400       140,612
 International Flavors & Fragrances, Inc. ..............       400        20,600
                                                                     -----------
                                                                         185,762
                                                                     -----------
Diversified Operations (3.08%)
 AlliedSignal, Inc. ....................................     1,400        54,512
 Corning, Inc. .........................................       600        22,275
 Du Pont (E.I.) De Nemours & Co. .......................     2,700       162,169
 Fortune Brands, Inc. ..................................       600        22,238
 IKON Office Solutions, Inc. ...........................       400        11,250
 ITT Industries, Inc. ..................................       500        15,688
 Johnson Controls, Inc. ................................       400        19,100
 Laidlaw, Inc. (Canada) ................................     1,100        14,988
 Lockheed Martin Corp. .................................       500        49,250
 Loews Corp. ...........................................       300        31,837
 Minnesota Mining & Manufacturing Co. ..................     1,000        82,062
 Tenneco, Inc. .........................................       500        19,750
 Textron, Inc. .........................................       500        31,250
 TRW, Inc. .............................................       400        21,350
 Tyco International Ltd. ...............................     1,300        58,581
                                                                     -----------
                                                                         616,300
                                                                     -----------
Electronics (6.74%)
 Advanced Micro Devices, Inc.* .........................       400         7,175
 AMP, Inc. .............................................       600        25,200
 Applied Materials, Inc.* ..............................       900        27,113
 CBS Corp. .............................................     2,800        82,425
 Emerson Electric Co. ..................................     1,100        62,081
 General Electric Co. ..................................     8,000       587,000
 Grainger (W.W.), Inc. .................................       200        19,438
 Honeywell, Inc. .......................................       400        27,400
 Intel Corp. ...........................................     4,000       281,000
 KLA-Tencor Corp.* .....................................       200         7,725
 LSI Logic Corp.* ......................................       400         7,900
 Micron Technology, Inc. * .............................       600        15,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Electronics (continued)
 Motorola, Inc. ........................................     1,500   $    85,594
 National Semiconductor Corp.* .........................       400        10,375
 Parker- Hannifin Corp. ................................       400        18,350
 Raychem Corp. .........................................       200         8,613
 Rockwell International Corp. ..........................       600        31,350
 Texas Instruments, Inc. ...............................     1,000        45,000
                                                                     -----------
                                                                       1,349,339
                                                                     -----------
Finance (1.67%)
 Ahmanson (H.F.) & Co. .................................       300        20,081
 American Express Co. ..................................     1,100        98,175
 Household International, Inc. .........................       300        38,269
 MBNA Corp. ............................................     1,300        35,506
 Morgan Stanley, Dean Witter, Discover & Co. ...........     1,400        82,775
 SunAmerica, Inc. ......................................       500        21,375
 Washington Mutual, Inc. ...............................       600        38,287
                                                                     -----------
                                                                         334,468
                                                                     -----------
Food (2.84%)
 Archer-Daniels-Midland Co. ............................     1,500        32,531
 Campbell Soup Co. .....................................     1,100        63,937
 ConAgra, Inc. .........................................     1,200        39,375
 CPC International, Inc. ...............................       400        43,100
 General Mills, Inc. ...................................       400        28,650
 Heinz (H.J.) Co. ......................................       900        45,731
 Hershey Foods Corp. ...................................       400        24,775
 Kellogg Co. ...........................................     1,000        49,625
 Quaker Oats Co. .......................................       400        21,100
 Ralston Purina Group ..................................       300        27,881
 Sara Lee Corp. ........................................     1,200        67,575
 Unilever N.V. PLC (Netherlands) .......................     1,600        99,900
 Wrigley (WM) Jr. Co. ..................................       300        23,869
                                                                     -----------
                                                                         568,049
                                                                     -----------
Funeral Services & Related (0.13%)
 Service Corporation International .....................       700        25,856
                                                                     -----------
Household (0.16%)
 Newell Co. ............................................       500        21,250
 Whirlpool Corp. .......................................       200        11,000
                                                                     -----------
                                                                          32,250
                                                                     -----------
Instruments - Scientific (0.11%)
 Thermo Electron Corp.* ................................       500        22,250
                                                                     -----------
Insurance (4.62%)
 Aetna, Inc. ...........................................       400        28,225
 Allstate Corp. ........................................     1,000        90,875
 American General Corp. ................................       600        32,437

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Insurance (continued)
 American International Group, Inc. ....................     1,700   $   184,875
 Aon Corp. .............................................       500        29,313
 Chubb Corp. ...........................................       400        30,250
 CIGNA Corp. ...........................................       200        34,612
 Conseco, Inc. .........................................       500        22,719
 General Re Corp. ......................................       200        42,400
 Hartford Financial Services Group, Inc. (The) .........       300        28,069
 Humana, Inc.* .........................................       600        12,450
 Jefferson Pilot Corp. .................................       200        15,575
 Lincoln National Corp. ................................       300        23,438
 Marsh & McLennan Cos., Inc. ...........................       400        29,825
 MBIA, Inc. ............................................       300        20,044
 MGIC Investment Corp. .................................       300        19,950
 Progressive Corp. .....................................       200        23,975
 SAFECO Corp. ..........................................       400        19,500
 St. Paul Cos., Inc. ...................................       300        24,619
 Torchmark Corp. .......................................       400        16,825
 Transamerica Corp. ....................................       200        21,300
 Travelers Group, Inc. .................................     2,800       150,850
 UNUM Corp. ............................................       400        21,750
                                                                     -----------
                                                                         923,876
                                                                     -----------
Leisure (2.09%)
 Cendant Corp. * .......................................     2,061        70,847
 Disney (Walt) Co., (The) ..............................     1,700       168,406
 Eastman Kodak Co. .....................................       800        48,650
 Hasbro, Inc. ..........................................       400        12,600
 Hilton Hotels Corp. ...................................       700        20,825
 ITT Corp.* ............................................       300        24,863
 Marriott International, Inc. ..........................       400        27,700
 Mattel, Inc. ..........................................       800        29,800
 Mirage Resorts, Inc. * ................................       600        13,650
                                                                     -----------
                                                                         417,341
                                                                     -----------
Machinery (0.84%)
 Case Corp. ............................................       300        18,131
 Caterpiller Tractor, Inc. .............................     1,000        48,562
 Cooper Industries, Inc. ...............................       400        19,600
 Deere & Co. ...........................................       700        40,819
 Dover Corp. ...........................................       600        21,675
 Ingersoll-Rand Co. ....................................       500        20,250
                                                                     -----------
                                                                         169,037
                                                                     -----------
Media (1.88%)
 Clear Channel Communications, Inc.* ...................       300        23,831
 Comcast Corp. .........................................       900        28,406

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Media (continued)
 Dow Jones & Co., Inc. .................................       300   $    16,106
 Gannett Co., Inc. .....................................       700        43,269
 Knight-Ridder, Inc. ...................................       300        15,600
 McGraw-Hill Cos., Inc. ................................       300        22,200
 New York Times Co. (Class A) ..........................       300        19,838
 Tele-Communications, Inc. (Class A)* ..................     1,300        36,319
 Time Warner, Inc. .....................................     1,400        86,800
 Times Mirror Co. (Class A) ............................       300        18,450
 Tribune Co. ...........................................       400        24,900
 Viacom, Inc. (Class B)* ...............................     1,000        41,437
                                                                     -----------
                                                                         377,156
                                                                     -----------
Medical (10.34%)
 Abbott Laboratories ...................................     1,900       124,569
 ALZA Corp.* ...........................................       300         9,544
 American Home Products Corp. ..........................     1,600       122,400
 Amgen, Inc.* ..........................................       700        37,887
 Baxter International, Inc. ............................       800        40,350
 Becton, Dickinson & Co. ...............................       400        20,000
 Boston Scientific Corp.* ..............................       500        22,938
 Bristol-Myers Squibb Co. ..............................     2,400       227,100
 Cardinal Health, Inc. .................................       300        22,538
 Columbia/HCA Healthcare Corp. .........................     1,700        50,362
 Guidant Corp. .........................................       400        24,900
 HEALTHSOUTH Corp.* ....................................     1,000        27,750
 Johnson & Johnson .....................................     3,300       217,387
 Lilly (Eli) & Co. .....................................     2,700       187,988
 Mallinckrodt, Inc. ....................................       400        15,200
 Medtronic, Inc. .......................................     1,200        62,775
 Merck & Co., Inc. .....................................     3,000       318,750
 Pfizer, Inc. ..........................................     3,200       238,600
 Pharmacia & Upjohn, Inc. ..............................     1,300        47,612
 Schering-Plough Corp. .................................     1,800       111,825
 Tenet Healthcare Corp.* ...............................       800        26,500
 United Healthcare Corp. ...............................       500        24,844
 Warner-Lambert Co. ....................................       700        86,800
                                                                     -----------
                                                                       2,068,619
                                                                     -----------
Metal (0.95%)
 Alcan Aluminium Ltd. (Canada) .........................       700        19,338
 Aluminum Co. of America ...............................       500        35,187
 Barrick Gold Corp. (Canada) ...........................     1,200        22,350
 Freeport-McMoRan Copper & Gold, Inc. ..................       800        12,600
 Illinois Tool Works, Inc. .............................       700        42,087
 Inco, Ltd. (Canada) ...................................       600        10,200
 Newmont Mining Corp. ..................................       600        17,625

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Metal (continued)
 Phelps Dodge Corp. ....................................       200   $    12,450
 Reynolds Metals Co. ...................................       300        18,000
                                                                     -----------
                                                                         189,837
                                                                     -----------
Mortgage Banking (1.22%)
 Countrywide Credit Industries, Inc. ...................       300        12,863
 Fannie Mae ............................................     2,600       148,362
 Federal Home Loan Mortgage Corp. ......................     1,700        71,294
 Green Tree Financial Corp. ............................       400        10,475
                                                                     -----------
                                                                         242,994
                                                                     -----------
Office (0.56%)
 Avery Dennison Corp. ..................................       400        17,900
 Pitney Bowes, Inc. ....................................       400        35,975
 Xerox Corp. ...........................................       800        59,050
                                                                     -----------
                                                                         112,925
                                                                     -----------
Oil & Gas (8.29%)
 Amerada Hess Corp. ....................................       300        16,463
 Amoco Corp. ...........................................     1,200       102,150
 Anadarko Petroleum Corp. ..............................       200        12,138
 Apache Corp. ..........................................       400        14,025
 Ashland, Inc. .........................................       300        16,106
 Atlantic Richfield Co. ................................       800        64,100
 Baker Hughes, Inc. ....................................       500        21,813
 Burlington Resources, Inc. ............................       600        26,888
 Chevron Corp. .........................................     1,600       123,200
 Coastal Corp. (The) ...................................       300        18,581
 Dresser Industries, Inc. ..............................       600        25,163
 Enron Corp. ...........................................       800        33,250
 Exxon Corp. ...........................................     6,000       367,125
 Halliburton Co. .......................................       700        36,356
 Mobil Corp. ...........................................     1,900       137,156
 Occidental Petroleum Corp. ............................       900        26,381
 Pennzoil Co. ..........................................       200        13,363
 Phillips Petroleum Co. ................................       800        38,900
 Rowan Cos., Inc.* .....................................       300         9,150
 Royal Dutch Petroleum Co. (Netherlands) ...............     5,200       281,775
 Schlumberger, Ltd. ....................................     1,200        96,600
 Texaco, Inc. ..........................................     1,400        76,125
 Union Pacific Resources Group .........................       800        19,400
 Unocal Corp. ..........................................       700        27,169
 USX - Marathon Group ..................................       800        27,000
 Williams Cos., Inc. (The) .............................     1,000        28,375
                                                                     -----------
                                                                       1,658,752
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Paper & Paper Products (0.78%)
 Champion International Corp. ..........................       300   $    13,594
 Fort James Corp. ......................................       600        22,950
 International Paper Co. ...............................       800        34,500
 Kimberly-Clark Corp. ..................................     1,400        69,037
 Union Camp Corp. ......................................       300        16,106
                                                                     -----------
                                                                         156,187
                                                                     -----------
Pollution Control (0.26%)
 Browning-Ferris Industries, Inc. ......................       500        18,500
 Waste Management, Inc. ................................     1,200        33,000
                                                                     -----------
                                                                          51,500
                                                                     -----------
Printing - Commercial (0.09%)
 Donnelley (R.R.) & Sons ...............................       500        18,625
                                                                     -----------
Retail (5.30%)
 Albertson's, Inc. .....................................       700        33,162
 American Stores Co. ...................................       800        16,450
 AutoZone, Inc.* .......................................       400        11,600
 Circuit City Stores, Inc. .............................       300        10,669
 Costco Cos., Inc.* ....................................       600        26,775
 CVS Corp. .............................................       500        32,031
 Dayton Hudson Corp. ...................................       600        40,500
 Dillards, Inc. ........................................       400        14,100
 Federated Department Stores, Inc.* ....................       600        25,838
 Gap, Inc. (The) .......................................     1,050        37,209
 Genuine Parts Co. .....................................       700        23,756
 Home Depot, Inc. ......................................     1,800       105,975
 Kmart Corp.* ..........................................     1,400        16,188
 Kroger Co. * ..........................................       700        25,856
 Limited, Inc. (The) ...................................       800        20,400
 Lowe's Cos., Inc. .....................................       500        23,844
 May Department Stores .................................       600        31,612
 McDonald's Corp. ......................................     1,700        81,175
 Nordstrom, Inc. .......................................       200        12,075
 Penney (J. C.) Co., Inc. ..............................       600        36,187
 Rite Aid Corp. ........................................       300        17,606
 Sears, Roebuck & Co. ..................................     1,000        45,250
 Sysco Corp. ...........................................       500        22,781
 Tandy Corp. ...........................................       300        11,569
 TJX Cos., Inc. ........................................       400        13,750
 Toys "R" Us, Inc.* ....................................       800        25,150
 Tricon Global Restaurants, Inc.*  .....................       500        14,531
 Wal-Mart Stores, Inc. .................................     5,500       216,906
 Walgreen Co. ..........................................     1,200        37,650

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Retail (continued)
 Winn-Dixie Stores, Inc. ...............................       500   $    21,844
 Woolworth Corp. * .....................................       400         8,150
                                                                     -----------
                                                                       1,060,589
                                                                     -----------
Rubber - Tires & Misc (0.13%)
 Goodyear Tire & Rubber Co. (The)  .....................       400        25,450
                                                                     -----------
Shoes & Related Apparel (0.14%)
 Nike, Inc. (Class B) ..................................       700        27,475
                                                                     -----------
Soap & Cleaning Preparations (1.69%)
 Clorox Co. ............................................       300        23,719
 Colgate-Palmolive Co. .................................       700        51,450
 Proctor & Gamble Co. (The) ............................     3,300       263,381
                                                                     -----------
                                                                         338,550
                                                                     -----------
Steel (0.15%)
 Allegheny Teledyne, Inc. ..............................       600        15,525
 Nucor Corp. ...........................................       300        14,494
                                                                     -----------
                                                                          30,019
                                                                     -----------
Telecommunications (3.87%)
 A T & T Corp. .........................................     4,000       245,000
 Airtouch Communications, Inc. * .......................     1,300        54,031
 DSC Communications Corp. ..............................       400         9,600
 Lucent Technologies, Inc. .............................     1,600       127,800
 MCI Communications Corp. ..............................     1,700        72,781
 Northern Telecom Ltd. (Canada) ........................       700        62,300
 Sprint Corp. ..........................................     1,100        64,487
 Tellabs, Inc.* ........................................       500        26,438
 U.S. West Media Group* ................................     1,600        46,200
 WorldCom, Inc.* .......................................     2,200        66,550
                                                                     -----------
                                                                         775,187
                                                                     -----------
Textile (0.16%)
 Liz Claiborne, Inc. ...................................       300        12,544
 V.F. Corp. ............................................       400        18,375
                                                                     -----------
                                                                          30,919
                                                                     -----------
Tobacco (1.47%)
 Philip Morris Cos., Inc. ..............................     5,900       267,344
 UST, Inc. .............................................       700        25,856
                                                                     -----------
                                                                         293,200
                                                                     -----------
Transport (1.16%)
 AMR Corp.* ............................................       200        25,700
 Burlington Northern Santa Fe ..........................       400        37,175
 CSX Corp. .............................................       600        32,400
 Delta Air Lines, Inc. .................................       200        23,800
 Federal Express Corp. * ...............................       300        18,319
 Norfolk Southern Corp. ................................     1,000        30,812

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                           NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Transport (continued)
 Southwest Airlines Co. ................................       600   $    14,775
 Union Pacific Corp. ...................................       600        37,462
 US Airways Group, Inc.* ...............................       200        12,500
                                                                     -----------
                                                                         232,943
                                                                     -----------
Utilities (6.63%)
 Alltel Corp. ..........................................       600        24,638
 American Electric Power Co., Inc. .....................       600        30,975
 Ameritech Corp. .......................................     1,400       112,700
 Bell Atlantic Corp. ...................................     1,900       172,900
 BellSouth Corp. .......................................     2,400       135,150
 Central & South West Corp. ............................       800        21,650
 Consolidated Edison Co. of NY, Inc. ...................       700        28,700
 Consolidated Natural Gas Co. ..........................       300        18,150
 Dominion Resources, Inc. ..............................       600        25,538
 Duke Energy Corp. .....................................       900        49,838
 Edison International ..................................     1,100        29,906
 Entergy Corp. .........................................       900        26,944
 FirstEnergy Corp. * ...................................       800        23,200
 FPL Group, Inc. .......................................       500        29,594
 Frontier Corp. ........................................       600        14,438
 GTE Corp. .............................................     2,400       125,400
 Houston Industries, Inc. ..............................     1,000        26,688
 PacifiCorp ............................................     1,100        30,044
 PECO Energy Co. .......................................       900        21,825
 PG&E Corp. ............................................     1,200        36,525
 Public Service Enterprise Group, Inc. .................       800        25,350
 SBC Communications, Inc. ..............................     2,200       161,150
 Southern Co. ..........................................     1,800        46,575
 Texas Utilities Co. ...................................       700        29,094
 Unicom Corp. ..........................................       700        21,525
 US WEST Communications Group ..........................     1,300        58,662
                                                                     -----------
                                                                       1,327,159
                                                                     -----------
                                   TOTAL COMMON STOCKS
                                     (Cost $17,791,716)     (93.41%)  18,688,297
                                                           -------   -----------

                                        INTEREST          PAR VALUE       MARKET
ISSUER, DESCRIPTION                       RATE          (000s OMITTED)     VALUE
-------------------                       ----          --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.32%)
  Investment in a joint repurchase
   agreement transaction with HSBC
   Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 11.25% due
   02-15-15 and 9.25% due
   02-15-16) - Note A..................   6.60%             $1,265   $ 1,265,000
                                                                     -----------
                           TOTAL SHORT-TERM INVESTMENTS    (  6.32%)   1,265,000
                                                           -------   -----------
                                      TOTAL INVESTMENTS    ( 99.73%)  19,953,297
                                                           -------   -----------
                      OTHER ASSETS AND LIABILITIES, NET    (  0.27%)      54,520
                                                           -------   -----------
                                       TOTAL NET ASSETS    (100.00%) $20,007,817
                                                           =======   ===========

* Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

Schedule of Investments
December 31, 1997
Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, and are not audited.
--------------------------------------------------------------------------------

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH       MARKET
  OF SHARES                                                                                RATE         VALUE
  ---------                                                                              --------      ------

COMMON STOCKS
Advertising (1.39%)
     3,400  Interpublic Group, Inc. @ 49 13/16.........................................              $  169,363
                                                                                                     ----------
            One of the largest advertising agencies in the world
            Earnings P/S.......$ .60, .70, .79, .87, 1.00, 1.11, 1.25, 1.11, 1.71, 1.82    13.1%
            Dividends P/S............$ .17, .21, .25, .27, .30, .33, .36, .40, .44, .50    12.7%
            Price/Earnings Ratio...................................................27.4
Banks (7.21%)
     2,600  Banc One Corp. @ 54 5/16...................................................                 141,212
            Ohio-based bank holding company
            Earnings P/S...$ 1.43, 1.45, 1.66, 1.72, 2.08, 2.62, 2.20, 2.91, 3.23, 2.25     5.2%
            Dividends P/S........$ .50, .57, .63, .70, .81, .98, 1.13, 1.24, 1.36, 1.52    13.1%
            Price/Earnings Ratio...................................................24.7
     1,300  BB&T Corp. @ 64 1/16.......................................................                  83,281
            Full-service commercial and retail bank
            Earnings P/S....$ .95, 1.13, 1.19, 1.01, 1.36, 1.84, 2.13, 2.21, 2.34, 2.54    11.5%
            Dividends P/S...........$ .34, .36, .38, .42, .46, .50, .64, .74, .86, 1.00    12.7%
            Price/Earnings Ratio...................................................23.4
       700  First Tennessee National Corp. @ 66 3/4....................................                  46,725
            Tennessee-based bank holding company
            Earnings P/S....$ 1.10, .61, 1.00, 1.32, 1.60, 1.66, 2.15, 2.42, 2.68, 2.97    11.7%
            Dividends P/S..........$ .43, .49, .54, .57, .63, .75, .87, .97, 1.10, 1.23    12.4%
            Price/Earnings Ratio...................................................22.3
     2,200  First Union Corp. @ 51 1/4.................................................                 112,750
            North Carolina-based bank holding company
            Earnings P/S...$ 1.38, 1.20, 1.26, 1.28, 1.12, 2.37, 2.29, 2.52, 2.68, 3.43    10.6%
            Dividends P/S..........$ .43, .50, .54, .56, .64, .75, .86, .98, 1.10, 1.22    12.3%
            Price/Earnings Ratio...................................................14.9
     2,500  KeyCorp. @ 70 13/16........................................................                 177,031
            Bank holding company with offices from coast to coast.
            Earnings P/S....$ 2.10, 2.32, 2.32, 1.31, 2.39, 2.89, 3.45, 3.3, 3.37, 3.73     6.6%
            Dividends P/S.......$ .68, .80, .88, .92, .98, 1.12, 1.28, 1.44, 1.52, 1.68    10.6%
            Price/Earnings Ratio...................................................18.9
     3,000  NationsBank Corp. @ 60 13/16...............................................                 182,438
            Largest superregional bank in the Southeast
            Earnings P/S....$ 1.44, 2.22, 1.31, .38, 2.30, 2.50, 3.06, 3.57, 4.00, 4.22    12.7%
            Dividends P/S.........$ .47, .55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.32    12.2%
            Price/Earnings Ratio...................................................14.4
     3,500  Norwest Corp. @ 38 5/8.....................................................                 135,188
            The 12th largest bank holding company in the U.S.
            Earnings P/S.........$ .57, .63, .22, .73, .71, .95, 1.23, 1.38, 1.54, 1.69    12.8%
            Dividends P/S............$ .16, .19, .21, .24, .27, .32, .38, .45, .53, .62    16.2%
            Price/Earnings Ratio...................................................22.5
                                                                                                     ----------
                                                                                                        878,625
                                                                                                     ----------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Sovereign Investors Fund on December 31, 1997. It is divided into three main catagories: common stocks, U.S. government and agencies obligations and short-term investments. Common stocks are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

Beverages (0.45%)
     1,500  PepsiCo, Inc. @ 36 7/16....................................................               $  54,656
                                                                                                     ----------
            Second largest soft drink company
            Earnings P/S..........$ .48, .57, .69, .68, .81, .98, 1.11, 1.00, .72, 1.07     9.3%
            Dividends P/S............$ .12, .15, .18, .21, .23, .28, .32, .36, .41, .47    16.4%
            Price/Earnings Ratio...................................................33.6
Building (1.63%)
     3,900  Masco Corp. @ 50 7/8.......................................................                 198,413
                                                                                                     ----------
            Manufactures buildings, home improvement and consumer products
            Earnings P/S.....$ 2.03, 1.42, .91, .30, 1.21, 1.45, 1.09, 1.25, 1.84, 2.23     1.1%
            Dividends P/S............$ .44, .50, .54, .57, .61, .65, .69, .73, .77, .81     7.0%
            Price/Earnings Ratio...................................................22.7
Chemicals (12.51%)
     5,000  Air Products & Chemicals, Inc. @ 82 1/4....................................                 411,250
            Producer of industrial gases
            Earnings P/S...$ 1.95, 2.02, 2.08, 2.23, 2.45, 1.76, 2.05, 3.29, 3.73, 3.90     8.0%
            Dividends P/S.........$ .55, .63, .69, .75, .83, .89, .95, 1.01, 1.07, 1.15     8.5%
            Price/Earnings Ratio...................................................21.4
     5,900  BetzDearborn,Inc. @ 61 1/16................................................                 360,269
            Produces and markets a wide range of engineered programs and specialty chemical products for process systems
            Earnings P/S...$ 1.58, 1.77, 2.12, 2.47, 2.71, 2.05, 2.43, 2.27, 2.10, 2.47     5.1%
            Dividends P/S....$ .80, .89, 1.01, 1.16, 1.30, 1.38, 1.42, 1.46, 1.49, 1.51     7.3%
            Price/Earnings Ratio...................................................24.9
    17,000  RPM, Inc. @ 15 1/4.........................................................                 259,250
            Manufacturer of specialty chemicals and coatings to waterproof and rustproof structures
            Earnings P/S.............$ .30, .37, .34, .44, .47, .47, .60, .68, .72, .80    11.5%
            Dividends P/S............$ .20, .22, .24, .27, .29, .31, .34, .36, .39, .42     8.6%
            Price/Earnings Ratio...................................................19.2
     7,000  Schulman (A), Inc. @ 25 1/8................................................                 175,875
            Manufactures proprietary and custom plastic compounds, buys and sells plastic resins and distributes plastic products and synthetic rubber for prime producers in domestic and international markets
            Earnings P/S......$ .73, .82, .64, 1.15, 1.18, 1.04, 1.19, 1.43, 1.12, 1.37     7.2%
            Dividends P/S............$ .11, .14, .16, .19, .22, .26, .30, .34, .38, .42    16.1%
            Price/Earnings Ratio...................................................16.3

                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH       MARKET
  OF SHARES                                                                                RATE         VALUE
  ---------                                                                              --------      ------

Chemicals (continued)
     8,000  Sigma - Aldrich Corp. @ 39 3/4.............................................              $  318,000
            Manufacturer of biochemical and organic products used for research and diagnostics
            Earnings P/S........$ .57, .65, .72, .80, .96, 1.08, 1.11, 1.32, 1.48, 1.61    12.2%
            Dividends P/S............$ .08, .09, .10, .11, .13, .15, .17, .19, .23, .26    14.0%
            Price/Earnings Ratio...................................................24.7
                                                                                                     ----------
                                                                                                      1,524,644
                                                                                                     ----------
Computers (4.06%)
     4,000  Automatic Data Processing, Inc. @ 61 3/8...................................                 245,500
            Largest independent computing services firm in the U.S.
            Earnings P/S........$ .55, .63, .72, .82, .92, 1.04, 1.19, 1.38, 1.57, 1.76    13.8%
            Dividends P/S............$ .13, .15, .17, .20, .23, .26, .29, .35, .42, .48    15.6%
            Price/Earnings Ratio...................................................33.3
     4,000  Hewlett-Packard Co. @ 62 1/2...............................................                 250,000
            Manufactures and services electronic measurement, analysis and computation instruments
            Earnings P/S........$ .84, .88, .77, .76, .87, 1.16, 1.54, 2.32, 2.46, 2.95    15.0%
            Dividends P/S............$ .07, .10, .11, .13, .20, .24, .29, .38, .46, .54    25.5%
            Price/Earnings Ratio...................................................21.9
                                                                                                     ----------
                                                                                                        495,500
                                                                                                     ----------
Containers (5.48%)
     5,700  Bemis Company, Inc. @ 44 1/16..............................................                 251,156
            Producer of a broad range of flexible packaging and equipment and pressure sensitive materials
            Earnings P/S.......$ .74, .90, .99, 1.03, 1.10, .89, 1.40, 1.63, 1.90, 1.93    11.2%
            Dividends P/S............$ .22, .30, .36, .42, .46, .50, .54, .64, .72, .80    15.4%
            Price/Earnings Ratio...................................................22.7
    12,000  Sonoco Products Corp. @ 34 11/16...........................................                 416,250
            Leading manufacturer of containers, paper products and packaging
            Earnings P/S.....$ 1.05, 1.12, .55, 1.05, .89, 1.29, 1.33, 1.72, 1.81, 1.81     6.2%
            Dividends P/S............$ .30, .39, .43, .44, .48, .50, .53, .59, .65, .71    10.0%
            Price/Earnings Ratio...................................................18.9
                                                                                                     ----------
                                                                                                        667,406
                                                                                                     ----------
Diversified Operations (3.47%)
     3,300  DuPont (E.I.) De Nemours & Co. @ 60 1/16...................................                 198,206
            Nation's largest chemical manufacturer
            Earnings P/S.....$ 1.52, 1.77, 1.70, 1.04, .72, .42, 2.00, 2.81, 3.24, 2.65     6.4%
            Dividends P/S.........$ .62, .73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23     7.9%
            Price/Earnings Ratio...................................................22.9
     8,000  Ikon Office Solutions, Inc. @ 28 1/8.......................................                 225,000
            Distributor of office and paper products
            Earnings P/S.......$ 1.06, 1.14, .88, .85, 1.11, (.02), .55, .86, 1.12, .77      NMF
            Dividends P/S..$ .080, .089, .097, .103, .106, .111, .117, .123, .129, .160     8.0%
            Price/Earnings Ratio...................................................36.3
                                                                                                     ----------
                                                                                                        423,206
                                                                                                     ----------
Electronics (9.95%)
     6,000  AMP, Inc. @ 42    .........................................................              $  252,000
            World's largest manufacturer of electrical/electronic connectors
            Earnings P/S.........$ 1.48, 1.32, 1.35, 1.23, 1.38, 1.42, 1.72, 1.96, 1.31      NMF
            Dividends P/S..........$ .50, .60, .68, .72, .76, .80, .84, .92, 1.00, 1.04     8.5%
            Price/Earnings Ratio...................................................32.0
     3,200  Emerson Electric Co. @ 56 7/16.............................................                 180,600
            Produces and sells electrical/electronic products and systems
            Earnings P/S...$ 1.16, 1.32, 1.38, 1.42, 1.48, 1.58, 2.02, 2.08, 2.28, 2.52     9.0%
            Dividends P/S..........$ .52, .58, .64, .67, .70, .74, .80, .92, 1.01, 1.11     8.8%
            Price/Earnings Ratio...................................................22.5
       600  General Electric Co. @ 73 3/8..............................................                  44,025
            Dominant force in home appliances, electrical power, and financial services
            Earnings P/S....$ .94, 1.09, 1.21, 1.28, 1.26, 1.23, 1.73, 1.95, 2.20. 2.42    11.1%
            Dividends P/S...........$ .35, .41, .47, .51, .56, .63, .72, .82, .92, 1.04    12.9%
            Price/Earnings Ratio...................................................30.6
     3,600  Grainger (W.W.), Inc. @ 97 3/16............................................                 349,875
            Leading distributor of electrical equipment
            Earnings P/S...$ 1.96, 2.20, 2.31, 2.37, 2.58, 2.88, 2.50, 3.64, 4.04, 4.36     9.3%
            Dividends P/S...........$ .43, .50, .57, .61, .65, .71, .78, .89, .98, 1.06    10.5%
            Price/Earnings Ratio...................................................22.4
     4,500  Honeywell, Inc. @ 68 1/2...................................................                 308,250
            Makes automation and control systems.
            Earnings P/S.$ (2.73), 3.12, 2.45, 2.35, 2.89, 2.40, 2.15, 2.62, 3.18, 3.51      NMF
            Dividends P/S.........$ .51, .55, .69, .77, .84, .91, .97, 1.01, 1.06, 1.09     8.8%
            Price/Earnings Ratio...................................................19.9
     1,500  Rockwell International Corp. @ 52 1/4......................................                  78,375
            Leading producer of aerospace, automotive and electronics products
            Earnings P/S...$ 2.23, 3.01, 2.84, 2.47, 2.20, 2.47, 2.80, 3.15, 3.79, 2.74     2.3%
            Dividends P/S...........$ .58, .63, .68, .72, .77, .81, .84, .91, .97, 1.02     6.5%
            Price/Earnings Ratio...................................................16.9
                                                                                                     ----------
                                                                                                      1,213,125
                                                                                                     ----------
Food (1.34%)
     6,300  Archer-Daniel Midland Co. @ 21 11/16.......................................                 136,631
            Processes and merchandises agricultural products
            Earnings P/S...........$ .53, .65, .74, .71, .81, .86, .81, 1.34, 1.20, .66     2.5%
            Dividends P/S..$ .028, .033, .046, .048, .050, .053, .063, .110, .184, .193    23.9%
            Price/Earnings Ratio...................................................24.2
       800  ConAgra, Inc. @ 32 13/16...................................................                  26,250
            Leader in frozen & processed foods, and distributes agricultural supplies
            Earnings P/S...........$ .43, .54, .62, .71, .75, .79, .91, 1.03, .40, 1.34    13.5%
            Dividends P/S............$ .15, .18, .21, .24, .28, .32, .37, .43, .49, .57    16.0%
            Price/Earnings Ratio...................................................23.4
                                                                                                     ----------
                                                                                                        162,881
                                                                                                     ----------

                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH       MARKET
  OF SHARES                                                                                RATE         VALUE
  ---------                                                                              --------      ------

Furniture (2.75%)
     8,000  Leggett & Platt, Inc. @ 41 7/8.............................................              $  335,000
                                                                                                     ----------
            Produces intermediate products for the home furnishings industry
            Earnings P/S........$ .35, .66, .42, .56, .82, 1.05, 1.39, 1.49, 1.67, 2.08    21.9%
            Dividends P/S............$ .16, .19, .21, .22, .23, .27, .31, .38, .46, .54    14.5%
            Price/Earnings Ratio...................................................20.4
Insurance (6.04%)
       700  AFLAC Corp. @ 51 1/8.......................................................                  35,787
            Global specialty insurer
            Earnings P/S.......$ .72, .53, .77, .97, 1.19, 1.55, 1.89, 2.33, 2.73, 4.39    22.2%
            Dividends P/S............$ .13, .15, .18, .20, .23, .26, .30, .34, .39, .45    14.8%
            Price/Earnings Ratio...................................................11.4
       300  American International Group @ 108 3/4.....................................                  32,625
            Broadly based property-casualty insurance organization
            Earnings P/S...$ 1.74, 1.97, 2.05, 2.16, 2.27, 2.68, 3.05, 3.53, 4.10, 4.57    11.3%
            Dividends P/S............$ .08, .10, .12, .14, .16, .17, .19, .22, .25, .28    14.9%
            Price/Earnings Ratio...................................................24.1
     3,000  Chubb Corp. @ 75 5/8.......................................................                 226,875
            Property and casualty insurance.
            Earnings P/S...$ 2.14, 2.46, 3.04, 3.16, 3.48, 1.96, 2.98, 3.70, 2.75, 3.46     5.5%
            Dividends P/S..........$ .54, .58, .66, .74, .80, .86, .92, .98, 1.08, 1.16     8.9%
            Price/Earnings Ratio...................................................22.0
       350  General RE Corp. @ 212.....................................................                  74,200
            Broadly based re-insurance organization
            Earnings P/S..$ 5.09, 6.52, 6.89, 7.46, 6.84, 8.11, 7.97, 9.92, 11.0, 11.91     9.9%
            Dividends P/S..$ 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04, 2.20     7.0%
            Price/Earnings Ratio...................................................17.8
     4,000  Reliastar Financial Corp. @ 41 3/16........................................                 164,750
            Financial services company engaged in life/health insurance and consumer finance
            Earnings P/S.....$ 1.04, 1.00, .98, .86, 1.04, 1.32, 1.65, 2.18, 2.52, 2.57    10.6%
            Dividends P/S............$ .29, .30, .32, .35, .37, .39, .44, .49, .55, .61     8.6%
            Price/Earnings Ratio...................................................16.0
     3,750  Travelers Group, Inc. @ 53 7/8.............................................                 202,031
            Diversified financial services company
            Earnings P/S......$ .91, .71, .82, 1.07, 1.67, 1.94, 1.93, 2.75, 3.50, 3.00    14.2%
            Dividends P/S..........$ .045, .048, .06, .08, .12, .16, .19, .27, .30, .40    27.5%
            Price/Earnings Ratio...................................................17.8
                                                                                                     ----------
                                                                                                        736,268
                                                                                                     ----------
Machinery (5.41%)
     8,000  Dover Corp. @ 36 1/8.......................................................                 289,000
            Manufactures a variety of specialized industrial products
            Earnings P/S..........$ .56, .57, .64, .54, .56, .69, .89, 1.23, 1.72, 1.73    13.4%
            Dividends P/S............$ .16, .18, .19, .21, .22, .23, .25, .28, .32, .36     9.4%
            Price/Earnings Ratio...................................................20.8
    10,300  Pentair, Inc. @ 35 15/16...................................................              $  370,156
            Manufactures enclosures for electrical, electronic, woodworking and power tool equipment
            Earnings P/S.....$ 1.23, .99, .84, 1.10, 1.07, 1.13, 1.21, 1.48, 1.83, 2.07     6.0%
            Dividends P/S............$ .22, .27, .29, .31, .33, .34, .36, .40, .50, .54    10.5%
            Price/Earnings Ratio...................................................16.8
                                                                                                     ----------
                                                                                                        659,156
                                                                                                     ----------
Media (0.93%)
       400  Gannett Co., Inc. @ 61 13/16...............................................                  24,725
            Publishes 81 daily/50 nondaily newspapers, operates 10 TV , 8 FM and 7 AM stations
            Earnings P/S...$ 1.13, 1.24, 1.18, 1.00, 1.20, 1.36, 1.62, 1.64, 2.22, 2.74    10.3%
            Dividends P/S............$ .51, .56, .61, .62, .63, .65, .67, .69, .71, .74     4.2%
            Price/Earnings Ratio...................................................22.1
     1,200  McGraw-Hill Companies, Inc. @ 74...........................................                  88,800
            Provides informational products and services for business and industry
            Earnings P/S.....$ 1.92, .41, 1.77, 1.52, 1.57, .12, 2.05, 2.28, 4.96, 5.32    12.0%
            Dividends P/S...$ .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44     5.1%
            Price/Earnings Ratio...................................................13.6
                                                                                                     ----------
                                                                                                        113,525
                                                                                                     ----------
Medical (9.22%)
     3,000  Abbott Laboratories @ 65 9/16..............................................                 196,687
            Major pharmaceutical and healthcare firm
            Earnings P/S.....$ .83, .96, 1.11, 1.28, 1.47, 1.69, 1.87, 2.12, 2.41, 2.64    13.7%
            Dividends P/S...........$ .29, .34, .40, .48, .58, .66, .74, .82, .93, 1.05    15.4%
            Price/Earnings Ratio...................................................25.5
     2,000  American Home Products Corp. @ 76 1/2......................................                 153,000
            Pharmaceutical and healthcare company
            Earnings P/S...$ 1.61, 1.77, 3.01, 2.18, 1.83, 2.37, 2.49, 2.71, 2.96, 3.08     7.5%
            Dividends P/S....$ .90, .98, 1.08, 1.19, 1.33, 1.43, 1.47, 1.51, 1.57, 1.66     7.0%
            Price/Earnings Ratio...................................................25.0
     4,600  Baxter International, Inc. @ 50 7/16.......................................                 232,012
            The company operates four divisions: renal, biotech, cardiovascular and intravenous systems and international distribution
            Earnings P/S..$ 1.31, 1.50, (.05), 1.73, 1.99, (.97), 1.45, 1.34, 2.11. .99      NMF
            Dividends P/S.........$ .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11, 1.14    10.3%
            Price/Earnings Ratio...................................................50.6
     5,000  Becton, Dickinson & Co. @ 50...............................................                 250,000
            Manufactures broad line of medical supplies
            Earnings P/S....$ .92, 1.00, 1.17, 1.22, 1.29, 1.36, 1.53, 1.79, 2.11, 2.30    10.7%
            Dividends P/S............$ .22, .26, .28, .29, .31, .34, .38, .42, .48, .54    10.5%
            Price/Earnings Ratio...................................................21.7
     3,000  Johnson & Johnson @ 65 7/8.................................................                 197,625
            Major producer of prescription and non-prescription drugs, toiletries, medical instruments and supplies
            Earnings P/S......$ .72, .81, .86, 1.10, 1.23, 1.37, 1.56, 1.86, 2.17, 2.42    14.4%
            Dividends P/S............$ .24, .28, .33, .39, .45, .51, .57, .64, .74, .85    15.1%
            Price/Earnings Ratio...................................................26.9

                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH       MARKET
  OF SHARES                                                                                RATE         VALUE
  ---------                                                                              --------      ------

Medical (continued)
       600  Lilly (Eli) & Co. @ 69 5/8.................................................               $  41,775
            Major producer of prescription and non-prescription drugs, health products
            Earnings P/S........$ .67, .80, .98, 1.13, .70, .40, 1.03, 1.15, 1.39, 1.61    10.2%
            Dividends P/S............$ .29, .34, .41, .50, .55, .61, .63, .65, .69, .74    11.0%
            Price/Earnings Ratio...................................................42.8
     1,000  Medtronic, Inc. @ 52 5/16..................................................                  52,313
            Leading manufacturer of medical devices and instruments
            Earnings P/S............$ .20, .23, .24, .28, .34, .45, .51, .64, .94, 1.11    21.0%
            Dividends P/S..........$ .035, .045, .05, .06, .07, .09, .11, .13, .16, .21    22.0%
            Price/Earnings Ratio...................................................41.7
                                                                                                     ----------
                                                                                                      1,123,412
                                                                                                     ----------
Metal (0.54%)
     4,000  Worthington Industries, Inc. @ 16 1/2......................................                  66,000
                                                                                                     ----------
            Manufactures metal and plastic products
            Earnings P/S...........$ .61, .70, .61, .50, .63, .76, .94, 1.29, 1.05, .97     5.3%
            Dividends P/S............$ .19, .23, .26, .28, .32, .34, .39, .43, .47, .51    11.6%
            Price/Earnings Ratio...................................................18.6
Office (0.74%)
     1,000  Pitney Bowes, Inc. @ 89 15/16..............................................                  89,938
                                                                                                     ----------
            Manufactures office automation equipment
            Earnings P/S...$ 1.50, 1.13, 1.30, 1.80, 1.96, 1.92, 2.21, 2.68, 3.12, 3.43     9.6%
            Dividends P/S........$ .46, .52, .60, .68, .78, .90, 1.04, 1.20, 1.38, 1.60    14.9%
            Price/Earnings Ratio...................................................26.1
Oil & Gas (1.90%)
       600  Exxon Corp. @ 61 3/16......................................................                  36,713
            Major factor in the crude oil, natural gas and chemical industry
            Earnings P/S...$ 1.98, 1.16, 1.98, 2.23, 1.91, 2.11, 2.04, 2.59, 3.01, 3.40     6.2%
            Dividends P/S..$ 1.08, 1.15, 1.24, 1.34, 1.42, 1.44, 1.46, 1.50, 1.56, 1.63     4.7%
            Price/Earnings Ratio...................................................18.2
     2,700  Mobil Corp. @ 72 3/16......................................................                 194,906
            One of the largest integrated, international oil companies with interest in petro-chemicals and plastics
            Earnings P/S...$ 2.47, 2.20, 2.30, 2.33, 1.57, 2.54, 2.14, 2.94, 3.69, 4.05     5.6%
            Dividends P/S..$ 1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12     6.7%
            Price/Earnings Ratio...................................................17.9
                                                                                                     ----------
                                                                                                        231,619
                                                                                                     ----------
Retail (4.57%)
     2,500  Dayton Hudson Corp. @ 67 1/2...............................................                 168,750
            General merchandiser selling through Target and Marvyn stores
            Earnings P/S....$ .80, 1.15, 1.79, 1.80, 1.29, 1.67, 1.66, 1.92, 1.34, 2.07    11.1%
            Dividends P/S............$ .34, .37, .44, .48, .51, .53, .56, .58, .61, .66     7.6%
            Price/Earnings Ratio...................................................23.5
     3,000  Home Depot, Inc. @ 58 7/8..................................................              $  176,625
            Operates a chain of retail building supply/home improvement "warehouse" stores
            Earnings P/S..........$ .15, .21, .30, .40, .55, .67, .88, 1.03, 1.29, 1.50    29.2%
            Dividends P/S............$ .01, .02, .03, .04, .06, .08, .10, .13, .15, .19    38.7%
            Price/Earnings Ratio.....................................................39
     3,600  Sysco Corp. @ 45 9/16......................................................                 164,025
            Largest distributor of food service products
            Earnings P/S........$ .45, .60, .73, .84, .93, 1.08, 1.18, 1.38, 1.52, 1.71    16.0%
            Dividends P/S............$ .08, .09, .10, .14, .22, .28, .36, .44, .52, .60    25.1%
            Price/Earnings Ratio...................................................25.3
     1,200  Wal-Mart Stores, Inc. @ 39 7/16............................................                  47,325
            Operates chain of discount department stores
            Earnings P/S........$ .37, .48, .57, .70, .87, 1.02, 1.17, 1.19, 1.33, 1.47    16.6%
            Dividends P/S............$ .04, .06, .07, .09, .11, .13, .17, .20, .21, .27    23.6%
            Price/Earnings Ratio...................................................26.8
                                                                                                     ----------
                                                                                                        556,725
                                                                                                     ----------
Soap & Cleaning Preparations (0.68%)
     1,500  Ecolab, Inc. @ 55 7/16.....................................................                  83,156
                                                                                                     ----------
            Develops and markets premium institutional cleansing, sanitizing and maintenance products and services
            Earnings P/S......$ .82, .05, 1.07, .96, 1.03, 1.23, 1.25, 1.50, 1.75, 2.01    10.5%
            Dividends P/S............$ .32, .33, .34, .35, .36, .40, .46, .52, .58, .67     8.6%
            Price/Earnings Ratio...................................................27.6
Steel (0.63%)
     1,600  Nucor Corp. @ 48 5/16......................................................                  77,300
                                                                                                     ----------
            Manufactures steel and steel products
            Earnings P/S........$ .84, .68, .88, .75, .92, 1.42, 2.60, 3.14, 2.83, 3.42    16.9%
            Dividends P/S.............$ .10, .11, .12, .13, .14, .16, .18, 28, .32, .40    16.6%
            Price/Earnings Ratio...................................................14.4
Utilities (8.56%)
     3,000  Ameritech Corp. @ 80 1/2...................................................                 241,500
            Provider of local telephone service
            Earnings P/S...$ 2.27, 2.30, 2.37, 2.20, 2.51, 2.78, 2.13, 3.63, 3.87, 4.10     6.8%
            Dividends P/S..$ 1.35, 1.46, 1.58, 1.70, 1.76, 1.84, 1.92, 2.00, 2.12, 2.26     5.9%
            Price/Earnings Ratio...................................................20.0
     3,000  Century Telephone Enterprise,
            Inc. @ 49 13/16   .........................................................                 149,438
            Louisiana based telecommunications company
            Earnings P/S.......$ .57, .49, .67, .80, 1.25, 1.35, 1.88, 1.97, 2.15, 3.11    20.7%
            Dividends P/S..$ .264, .272, .280, .287, .293, .310, .320, .330, .360, .370     3.8%
            Price/Earnings Ratio...................................................15.9
     1,500  Duke Energy Corp. @ 55 3/8.................................................                  83,063
            Generates, transmits, distributes and sells electric energy in the Piedmont sections of North and South Carolina
            Earnings P/S...$ 1.95, 2.57, 2.40, 2.60, 2.21, 2.80, 2.88, 3.25, 3.37, 2.61     3.3%
            Dividends P/S..$ 1.42, 1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16     4.8%
            Price/Earnings Ratio...................................................21.2

                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                         COMPOUND
   NUMBER                                                                                 GROWTH       MARKET
  OF SHARES                                                                                RATE         VALUE
  ---------                                                                              --------      ------

Utilities (continued)
     4,400  National Fuel Gas Co. @ 48 11/16...........................................              $  214,225
            Integrated natural gas system serving N.Y., P.A. and O.H.
            Earnings P/S...$ 1.65, 1.93, 1.83, 1.63, 1.94, 2.15, 2.23, 2.03, 2.78, 3.01     6.9%
            Dividends P/S..$ 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67, 1.73     0.5%
            Price/Earnings Ratio...................................................16.0
     2,200  Questar Corp. @ 44 5/8.....................................................                  98,175
            Diversified holding company for Utah, Wyoming and Colorado natural gas transmission, distribution and storage
            Earnings P/S....$ .64, 1.28, 1.46, 1.63, 1.85, 2.10, 1.21, 2.05, 2.39, 2.55    16.6%
            Dividends P/S.....$ .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16, 1.19, 1.24     3.1%
            Price/Earnings Ratio...................................................17.2
     3,500  SBC Communications, Inc. @ 73 1/4..........................................                 256,375
            Provides telephone service throughout the United States and internationally
            Earnings P/S...$ 1.74, 1.76, 1.82, 1.84, 1.93, 2.17, 2.39, 2.74, 3.10, 3.46     7.9%
            Dividends P/S.$ 1..22, 1.29, 1.36, 1.41, 1.45, 1.50, 1.56, 1.63, 1.70, 1.77     4.2%
            Price/Earnings Ratio...................................................20.5
                                                                                                     ----------
                                                                                                      1,042,776
                                                                                                     ----------
                                                                    TOTAL COMMON STOCKS
                                                                      (Cost $9,790,642)  (89.46%)    10,902,694
                                                                                                     ----------

  PAR VALUE
   (000s
  OMITTED)
  --------

UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS
    $100    United States Treasury, Bond 10.750%,
            08-15-05 @ 130.0940........................................................                 130,094
     100    United States Treasury, Note 7.875%,
            11-15-99 @ 103.8440........................................................                 103,844
     400    United States Treasury, Note 5.875%,
            09-30-02 @ 100.5470........................................................                 402,188
                                                                                                     ----------
                                                         TOTAL UNITED STATES GOVERNMENT
                                                               AND AGENCIES OBLIGATIONS
                                                                        (Cost $630,453)   (5.22%)       636,126
                                                                                                     ----------

  PAR VALUE
   (000s                                                                                 INTEREST      MARKET
  OMITTED)                                                                                 RATE         VALUE
  --------                                                                               --------      ------

SHORT-TERM INVESTMENTS
  $1,491    Joint Repurchase Agreement (12.24%)
            Investment in a joint repurchase
            agreement transaction with HSBC
            Securities, Inc. - Dated 12-31-97,
            Due 01-02-98 (Secured by U. S.
            Treasury Bonds,7.25% thru
            13.25%, due 11-15-08 thru
            11-15-16 and by U.S. Treasury
            Note 6.50% due 04-30-99 -
            Note A ....................................................................     6.60%   $ 1,491,000
                                                                                                    -----------
            Corporate Savings Account (0.00%)
            Investors Bank & Trust Company
            Daily Interest Savings Account
            Current Rate 4.95% ........................................................                     161
                                                                                                    -----------
                                                           TOTAL SHORT-TERM INVESTMENTS  ( 12.24%)    1,491,161
                                                                                         -------    -----------
                                                                      TOTAL INVESTMENTS  (106.92%)   13,029,981
                                                                                         -------    -----------
                                                      OTHER ASSETS AND LIABILITIES, NET  (  6.92%)     (843,042)
                                                                                         -------    -----------
                                                                       TOTAL NET ASSETS  (100.00%)  $12,186,939
                                                                                         =======    ===========

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

         John Hancock Funds - Declaration Trust -- V.A. World Bond Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                        PAR VALUE
                                              INTEREST    (000s        MARKET
ISSUER, DESCRIPTION                             RATE     OMITTED)       VALUE
-------------------                             ----    ---------       -----

BONDS
British Pound Sterling (6.51%)
  United Kingdom Treasury,
   Bond 11-06-01# .........................     7.000%      90       $  149,857
                                                                     ----------
U.S. Dollar (87.18%)
  Federal Home Loan Bank,
   Bond 10-15-03 ..........................     5.440     $150          146,179
   Bond 03-26-07 ..........................     6.945      100          106,269
  Federal National Mortgage Assn.,
   Note Ser MTN 10-23-02 ..................     6.080      250          251,399
  Federative Republic of Brazil, (Brazil),
   Global Bond 11-05-01 ...................     8.875       50           49,625
  Republic of Ecuador, (Ecuador),
   Unsub Deb 04-25-02 (R) .................    11.250       50           51,625
  Republic of Panama, (Panama),
   Note Ser REGS 02-13-02 .................     7.875       50           48,375
  Republic of South Africa, (South Africa),
   Note 06-23-17 ..........................     8.500       50           47,500
  Republic of Venezuela, (Venezuela),
   Floating Rate Note Ser C 12-30-03 ......     7.188*      50           47,000
  United Mexican States, (Mexico),
   Global Bond 02-06-01 ...................     9.750       50           52,000
  United States Treasury,
   Bond 08-15-27 ..........................     6.375      150          158,203
   Note 05-31-02 ..........................     6.500      550          566,071
   Note 07-31-02 ..........................     6.000      200          202,094
   Note 05-15-07 ..........................     6.625      120          127,013
   Note 08-15-07 ..........................     6.125      150          154,149
                                                                     ----------
                                                                      2,007,502
                                                                     ----------
                                TOTAL BONDS
                          (Cost $2,124,783)             (93.69%)      2,157,359
                                                        ------       ----------

The Schedule of Investments is a complete list of all securities owned by V.A. World Bond Fund on December 31, 1997. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.56%)
  Investment in a joint repurchase
   agreement transaction with HSBC
   Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 11.25%
   Due 02-15-15 and 9.25%
   Due 02-15-16) - Note A .................      6.60%    $128       $  128,000
                                                                     ----------
               TOTAL SHORT-TERM INVESTMENTS            (  5.56%)        128,000
                                                       -------       ----------
                          TOTAL INVESTMENTS            ( 99.25%)      2,285,359
                                                       -------       ----------
          OTHER ASSETS AND LIABILITIES, NET            (  0.75%)         17,237
                                                       -------       ----------
                           TOTAL NET ASSETS            (100.00%)     $2,302,596
                                                       =======       ==========

*     Represents rate in effect on December 31, 1997.

# Par value of non U.S. dollar denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $51,625 or 2.24% of the Fund's net assets as of December 31, 1997.

MTN = Medium Term Note.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

         John Hancock Funds - Declaration Trust -- V.A. World Bond Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------
The Fund primarily invests in bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and companies. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at December 31, 1997 assigned to the various investment categories.

                                                             MARKET VALUE AS A
INVESTMENT CATEGORIES                                     % OF FUND'S NET ASSETS
---------------------                                     ----------------------
Government - Foreign ...................................          19.37%
Government - U.S. ......................................          52.44
Government - U.S. Agencies .............................          21.88
Short-term Investments .................................           5.56
                                                                  -----
                                       TOTAL INVESTMENTS          99.25%
                                                                  =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

Schedule of Investments
December 31, 1997
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - --

                                    INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE     RATING*  (000s OMITTED)   VALUE
-------------------                   ----     -------  --------------   -----
BONDS
Advertising (1.92%)
  Outdoor Systems, Inc.,
   Sr Sub Note 10-15-06 ...........   9.375%     B1          $100    $  106,500
                                                                     ----------
Banks - Foreign (1.85%)
  International Bank for
   Reconstruction &
   Development, Sr Note
   (South Africa) 07-21-98# .......  15.000      AAA          500       102,332
                                                                     ----------
Containers (3.57%)
  Riverwood International
   Corp., Gtd Sr Sub
   Note 04-01-08 ..................  10.875      CCC+         100        94,500
  Stone Container Corp.,
   Unit (Sr Sub Deb &
   Supplemental Interest Cert)
   04-01-02 .......................  12.250      B-           100       103,500
                                                                     ----------
                                                                        198,000
                                                                     ----------
Diversified Operations (1.95%)
  Euramax International Plc,
   Sr Sub Note (United Kingdom)
   10-01-06 (Y) ...................  11.250      B            100       108,250
                                                                     ----------
Electronics (1.83%)
  Delco Remy International, Inc.
   Sr Note 12-15-07 ...............   8.625      B+           100       101,250
                                                                     ----------
Government - Foreign (4.32%)
  Australia, Commonwealth of,
   Government Bond (Australia)
   11-15-06# ......................   6.750      AAA          350       239,321
                                                                     ----------
Government - U.S. (10.38%)
  United States Treasury,
   Bond 02-15-16 ..................   9.250      Aaa          200       271,374
   Note 05-15-98 ..................   9.000      Aaa          300       303,750
                                                                     ----------
                                                                        575,124
                                                                     ----------
Government - U.S. Agencies (3.25%)
  Federal National Mortgage Assn.,
   Global Bond (Australia)
     07-10-02## ...................   6.500      Aaa          100        66,709
   Global Bond (New Zealand)
     09-26-00## ...................   7.000      Aaa          200       113,104
                                                                     ----------
                                                                        179,813
                                                                     ----------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Strategic Income Fund on December 31, 1997. It is divided into three main catagories: bonds, common and preferred stocks and warrants and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                    INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                  RATE      RATING*  (000s OMITTED)   VALUE
-------------------                  ----      -------  --------------   -----

Leisure (12.56%)
  Ascent Entertainment Group,
   Inc., Sr Sec Disc Note,
   Step Coupon (11.875%,
   12-15-02) 12-15-04 (R) .........    Zero      B-          $200    $  115,500
  Casino America, Inc.,
   Sr Sec Note 08-01-03 ...........  12.500%     B            250       271,250
  Cinemark USA, Inc.,
   Sr Sub Note Ser D
   08-01-08 .......................   9.625      B2           100       103,500
  Riddell Sports, Inc.,
   Gtd Sr Note 07-15-07 ...........  10.500      B2           100       103,750
  Sun International Hotels Ltd.,
   Sr Sub Note (Bahamas)
   12-15-07 (Y) ...................   8.625      B+           100       101,500
                                                                     ----------
                                                                        695,500
                                                                     ----------
Media (5.95%)
  Intermedia Capital Partners,
   Sr Note 08-01-06 ...............  11.250      B2           100       111,125
  Katz Media Corp.,
   Gtd Sr Sub Note 01-15-07 .......  10.500      B2           100       110,500
  STC Broadcasting, Inc.,
   Sr Sub Note 03-15-07 ...........  11.000      B3           100       108,000
                                                                     ----------
                                                                        329,625
                                                                     ----------
Oil & Gas (1.82%)
  Canadian Forest Oil Ltd.,
   Sr Sub Note (Canada)
   09-15-07 (R), (Y) ..............   8.750      B            100       101,000
                                                                     ----------
Printing - Commercial (2.04%)
  Goss Graphic Systems, Inc.,
   Sr Sub Note 10-15-06 ...........  12.000      B            100       113,000
                                                                     ----------
Retail (1.89%)
  Southern Foods Group L.P.,
   Sr Sub Note 09-01-07 (R) .......   9.875      B            100       104,500
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

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==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                    INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                  RATE      RATING*  (000s OMITTED)   VALUE
-------------------                  ----      -------  --------------   -----

Telecommunications (30.06%)
  COLT Telecom Group Plc,
   Sr Note (United Kingdom)
   11-30-07# ......................  10.125%     B           $ 75    $  125,100
  Comunicacion Celular S.A.,
   Bond, Step Coupon (13.125%,
   11-15-00) (Colombia)
   11-15-03 (A), (Y) ..............    Zero      B3           100        75,750
  Crown Castle International
   Corp., Sr Disc Note, Step
   Coupon (10.625%, 11-01-02)
   11-15-07 (A), (R) ..............    Zero      B            150        94,125
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom)
   12-15-07 (Y) ...................  11.500      B-           100       103,000
  Globalstar L.P./Globalstar
   Capital Corp., Sr Note
   06-15-04 .......................  11.250      B3           100       100,421
  Innova S. de R.L., Sr Note
   (Mexico) 04-01-07 (Y) ..........  12.875      B-           100        99,000
  Intercel, Inc.,
   Unit (Sr Discount Note &
   Warrant), Step Coupon
   (12.00%, 02-01-01)
   02-01-06 (A) ...................    Zero      B            200       146,000
  Ionica, Plc, Sr Disc Note,
   Step Coupon (15.00%,
   05-01-02) (United Kingdom)
   05-01-07 (A), (Y) ..............    Zero      B            200        80,000
  Iridium LLC/Iridium Capital
   Corp., Gtd Sr Note Ser A
   07-15-05 .......................  13.000      B-           100       105,000
  MetroNet Communications
   Corp., Sr Disc Note,
   Step Coupon (10.75%,
   11-01-02) (Canada)
   11-01-07 (A), (R), (Y) .........    Zero      B            100        61,000
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon
   (9.75%, 02-15-99)
   08-15-04 (A) ...................    Zero      CCC          150       133,500
  Orion Network Systems, Inc.,
   Sr Note 01-15-07 ...............  11.250      B2           100       113,000
  Qwest Communications
   International, Inc., Sr Note
   Ser B 04-01-07 .................  10.875%     B+          $100    $  113,750
  RCN Corp.,
   Sr Note 10-15-07 (R) ...........  10.000      B3           100       103,750
  Teligent, Inc.,
   Sr Note 12-01-07 ...............  11.500      CCC          100       100,250
  Winstar Equipment Corp.,
   Gtd Sec Note 03-15-04 ..........  12.500      B3           100       111,500
                                                                     ----------
                                                                      1,665,146
                                                                     ----------
                                    TOTAL BONDS
                              (Cost $4,567,898)          (83.39%)     4,619,361
                                                         --------     ---------


                                                         NUMBER OF
                                                          SHARES
                                                          ------
COMMON AND PREFERRED STOCKS AND WARRANTS
  Comunicacion Celular S.A. Warrant
   (Colombia) (Y)** .....................................   1,000         7,000
  Ionica, Plc, Warrant (United Kingdom)#** ..............     200            --
  Nextel Communications, Inc. (Class A),
   Common Stock** .......................................     232         6,090
  Nextlink Communications, Inc., 14.00%,
   Preferred Stock ......................................   1,552        97,000
  Orion Network Systems, Inc., Warrant** ................     100         1,000
  SFX Broadcasting, Inc., 12.625%, Ser E,
   Preferred Stock ......................................   1,063       124,386
                                                                     ----------
                               TOTAL COMMON AND PREFERRED
                                      STOCKS AND WARRANTS
                                          (Cost $212,531)  (4.25%)      235,476
                                                            ------   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                        INTEREST      PAR VALUE      MARKET
ISSUER, DESCRIPTION                      RATE       (000s OMITTED)   VALUE
-------------------                      ----       --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (10.45%)
  Investment in a joint repurchase
   agreement transaction with HSBC
   Securities, Inc. - Dated 12-31-97,
   Due 01-02-98 (Secured by U.S.
   Treasury Bonds, 7.25% thru
   13.25% Due 11-15-08 thru
   11-15-16 and U.S. Treasury Note,
   6.50% Due 04-30-99) - Note A ...      6.60%         $579           $  579,000
                                                                       ---------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%............                                            506
                                                                       ---------
    TOTAL SHORT-TERM INVESTMENTS                    ( 10.46%)            579,506
                                                    -------            ---------
               TOTAL INVESTMENTS                    ( 98.10%)          5,434,343
                                                    -------            ---------
OTHER ASSETS AND LIABILITIES, NET                   (  1.90%)            105,218
                                                    -------            ---------
                TOTAL NET ASSETS                    (100.00%)         $5,539,561
                                                    =======            =========

* Credit Ratings are unaudited and rated by Moody's Investor Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.
**    Non-income producing security.
# Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.
## Parenthetical disclosure of a foreign country in the security description represents country of local currency and par value is expressed in local currency.
(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $579,875 or 10.47% of net assets as of December 31, 1997.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

Portfolio Concentration (Unaudited)
- - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - -
The V.A. Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 1997 assigned to country categories.

                                                    MARKET VALUE
                                                 AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION                           FUND'S NET ASSETS
-----------------------                           -----------------
Australia..................................             5.52%
Bahamas....................................             1.83
Canada.....................................             2.92
Colombia...................................             1.49
Mexico.....................................             1.79
New Zealand................................             2.04
South Africa...............................             1.85
United Kingdom.............................             7.52
United States..............................            73.14
                                                       -----
                          TOTAL INVESTMENTS            98.10%
                                                       =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
AAA........................................             19.80
B..........................................             57.66
CCC........................................              5.93
                                                        -----
                                TOTAL BONDS             83.39%
                                                        =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

Schedule of Investments
December 31, 1997
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - --

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

BONDS
Banks - Foreign (1.57%)
  Landeskreditbank Baden -
   Wuerttemberg, Sub Note
   (Germany) 02-01-23 (Y) .........   7.625%     AAA         $ 15    $   17,000
  RBSG Capital Corp.,
   Gtd Cap Note 03-01-04 ..........  10.125      A+            15        17,766
  Scotland International
   Finance No. 2 B.V., Gtd
   Sub Note (United Kingdom)
   11-01-06 (R) (Y) ...............   8.850      A+            20        22,998
                                                                     ----------
                                                                         57,764
                                                                     ----------
Banks - United States (0.59%)
  Banque National de Paris -
   New York Branch, Sub Note
   01-15-07 .......................   7.200      A1             5         5,169
  National Westminster Bank
   Plc - New York Branch,
   Sub Note 05-01-01 ..............   9.450      AA-            5         5,462
  NB Capital Trust IV,
   Gtd Cap Security
   04-15-27 .......................   8.250      A-            10        10,913
                                                                     ----------
                                                                         21,544
                                                                     ----------
Broker Services (0.27%)
  Salomon Smith
   Barney Holdings,
   Inc., Note 10-15-02 ............   6.500      A             10        10,036
                                                                     ----------
Building (0.14%)
  Georgia-Pacific Corp.,
   Deb 01-15-18 ...................   9.750      BBB-           5         5,198
                                                                     ----------
Containers (0.10%)
  Riverwood International
   Corp., Gtd Sr Sub Note
   04-01-08 .......................  10.875      CCC+           4         3,780
                                                                     ----------
Energy (0.59%)
  AES Corp.,
   Sr Sub Note 07-15-06 ...........  10.250      B+            10        10,825
  CalEnergy Company, Inc.,
   Sr Note 09-15-06 ...............   9.500      BB-           10        10,927
                                                                     ----------
                                                                         21,752
                                                                     ----------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Sovereign Bond Fund on December 31, 1997. It is divided into two main catagories: bonds and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

Finance (3.35%)
  Constitution Capital
   Trust I, Cap Security
   04-15-27 (R) ...................   9.150%     BBB         $  3      $  3,377
  ContiFinancial Corp.,
   Sr Note 08-15-03 ...............   8.375      BB+            5         5,175
  DR Investments,
   Sr Note 05-15-07 (R) ...........   7.450      A-            10        10,640
  Ford Motor Credit Co.,
   Note 12-08-05 ..................   6.250      A              5         4,946
  Industrial Credit Investment
   Corporation of India
   Ltd., Bond (India)
   08-15-07 (R) (Y) ...............   7.550      BB+           10         8,292
  JCP Master Credit Card Trust,
   Pass Thru Ctf Ser C Class A
   06-15-00 .......................   9.625      AA+           25        26,928
  MBNA Master Credit Card
   Trust, Ser 1995-D Class A
   11-15-02 .......................   6.050      AAA           50        50,063
  SUSA Partnership, L.P.
   Note 12-01-07 ..................   7.000      BBB            5         5,026
  United Companies Financial
   Corp., Note 01-15-04 ...........   7.700      BBB-           5         5,033
  Yanacocha Receivables,
   Pass Thru Cert Ser 1997-A
   06-15-05 (R) ...................   8.400      BBB-           4         3,920
                                                                     ----------
                                                                        123,400
                                                                     ----------
Funeral Services & Related (0.42%)
  Loewen Group International,
   Inc., Gtd Sr Note Ser 4
   10-15-03 .......................   8.250      BB+           15        15,356
                                                                     ----------
Glass Products (0.09%)
  VICAP S.A. de C.V.,
   Gtd Sr Note (Mexico)
   05-15-07 (R) (Y) ...............  11.375      B+             3         3,202
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

Government - Foreign (0.60%)
  Croatia, Republic of,
   Sr Note (Croatia)
   02-27-02 (R) (Y) .............    7.000%      BBB-        $ 10    $   10,017
  Panama, Republic of,
   Note (Panama)
   02-13-02 (R) (Y) .............    7.875       BB+            7         6,738
  Quebec, Province of,
   Deb (Canada)
   07-15-23 (Y) .................    7.500       A+             5         5,373
                                                                     ----------
                                                                         22,128
                                                                     ----------
Government - U.S. (55.72%)
  United States Treasury,
   Bond 08-15-17 ................    8.875       AAA           38        50,439
   Bond 02-15-23 ................    7.125       AAA          497       567,355
   Note 02-15-99 ................    8.875       AAA          205       212,079
   Note 11-30-99 ................    7.750       AAA          142       147,258
   Note 05-15-01 ................    8.000       AAA           70        74,780
   Note 05-15-02 ................    7.500       AAA          553       590,156
   Note 02-15-05 ................    7.500       AAA          373       409,949
                                                                     ----------
                                                                      2,052,016
                                                                     ----------
Government - U.S. Agencies (10.65%)
  Federal National Mortgage Assn.,
   30 Yr Pass Thru Ctf
     03-01-24 + ...................   6.500      AAA          230       227,125
   30 Yr Pass Thru Ctf
     09-01-27 .....................   7.000      AAA           25        25,032
   Pass Thru Ctf Ser 1997-M8
     Class A-1 01-25-22 ...........   6.940      AAA            3         3,087
  Government National
   Mortgage Assn., 30 Yr Pass
     Thru Ctf 02-15-25 + ..........   7.500      AAA           50        51,219
   30 Yr Pass thru Ctf 07-15-26
     to 08-15-27 ..................   8.000      AAA           83        85,733
                                                                     ----------
                                                                        392,196
                                                                     ----------
Insurance (1.76%)
  Conseco, Inc.,
   Sr Note 12-15-04 ...............  10.500      BBB            5         6,016
  Fairfax Financial Holdings
   Ltd., Note (Canada)
   04-15-26 (Y) ...................   8.300      BBB+          15        16,634
  Liberty Mutual Insurance Co.,
   Surplus Note
     05-04-07 (R) .................   8.200      A+             5         5,517
   Surplus Note 10-15-26 (R) ......   7.875%     A2          $  5    $    5,503
  Massachusetts Mutual Life
   Insurance Co., Surplus
   Note 11-15-23 (R) ..............   7.625      AA             5         5,464
  NAC Re Corp.,
   Note 06-15-99 ..................   8.000      A-             5         5,117
  New York Life Insurance
   Co., Surplus Note
   12-15-23 (R) ...................   7.500      AA-            5         5,077
  Phoenix Home Life Mutual
   Insurance Co., Surplus Note
   12-01-06 (R) ...................   6.950      A+             5         5,084
  Sun Canada Financial Co.,
   Gtd Sub Note
   12-15-07 (R) ...................   6.625      AA             5         5,093
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) ...........   7.875      A-             5         5,394
                                                                     ----------
                                                                         64,899
                                                                     ----------
Leisure (0.29%)
  Sun International Hotels Ltd.,
   Sr Sub Note (Bahamas)
   12-15-07 (Y) ...................   8.625      B+             5         5,075
  Trump Hotels & Casino Resorts
   Funding, Inc./Holdings, L.P.,
   Sr Note 06-15-05 ...............  15.500      B-             5         5,725
                                                                     ----------
                                                                         10,800
                                                                     ----------
Media (2.07%)
  Adelphia Communications
   Corp., Sr Note Ser B
   10-01-02 .......................   9.250      B3             8         8,160
  Clear Channel Communications,
   Inc., Deb 10-15-27 .............   7.250      BBB-           7         7,042
  Comcast Cable Communications
   Inc., Note 05-01-17  ...........   8.875      BBB-           5         5,921
  Comcast Corp., Sr Sub Deb
   07-15-12 .......................  10.625      BB+            4         4,954
  Garden State Newspapers,
   Inc., Sr Sub Note
   10-01-09 (R) ...................   8.750      B+             9         9,045
  Hearst-Argyle Television, Inc.,
   Note 11-15-07 ..................   7.000      Baa3           5         5,037
  News America Holdings Inc.,
   Gtd Sr Deb 08-10-18  ...........   8.250      BBB-           8         8,734

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

Media (continued)
  SFX Broadcasting, Inc.,
   Sr Sub Note Ser B
   05-15-06 .......................  10.750%     B-          $  5    $    5,488
  TeleWest Communications
   Plc, Sr Deb (United Kingdom)
   10-01-06 (Y) ...................   9.625      B+             2         2,110
  Time Warner, Inc.,
   Deb 01-15-13 ...................   9.125      BBB-           9        10,717
  TKR Cable I, Inc.,
   Sr Deb 10-30-07 ................  10.500      BBB-           8         9,018
                                                                     ----------
                                                                         76,226
                                                                     ----------
Medical (0.70%)
  Integrated Health Services, Inc.,
   Sr Sub Note 01-15-08 (R) .......   9.250      B-            10        10,200
  Physician Sales & Services,
   Inc., Sr Sub Note
   10-01-07 (R) ...................   8.500      B              3         3,060
  Quest Diagnostics, Inc.,
   Sr Sub Note 12-15-06 ...........  10.750      B+             3         3,270
  Tenet Healthcare Corp.,
   Sr Sub Note 01-15-07 ...........   8.625      B+             9         9,293
                                                                     ----------
                                                                         25,823
                                                                     ----------
Mortgage Banking (2.66%)
  EQCC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-3
   Class A-9 02-15-29 .............   6.570      AAA           25        25,036
  First Plus Home Loan Trust,
   Pass Thru Ctf Ser 1997-1
   Class A6 12-10-15 ..............   6.950      AAA            5         5,078
  GMAC Commercial Mortgage
   Securities, Inc., Pass Thru Ctf
   Ser 1997-C2 Class A3
   11-15-07 .......................   6.566      AAA           25        25,281
  Money Store Home Equity
   Trust (The), Pass Thru Ctf
   Ser 1997-D Class AF-7
   12-15-38 .......................   6.485      AAA           16        16,065
  Money Store Residential
   Trust (The), Pass Thru Ctf
   Ser 1997-I Class A-3
   08-15-12 .......................   6.680      AAA           10         9,953
  Salomon Brothers Mortgage
   Securities VII, Inc., Mtg
   Pass Thru Ctf Ser 1997-HUD2
   Class A-2 07-25-24 .............   6.750%     AAA         $  6    $    6,050
  UCFC Home Equity Loan
   Trust, Pass Thru Ctf
   Ser 1997-A1 Class A8
   06-15-28 .......................   7.220      AAA           10        10,345
                                                                     ----------
                                                                         97,808
                                                                     ----------
Oil & Gas (0.48%)
  Camuzzi Gas Pampeana
   S.A., Bond (Argentina)
   12-15-01 (Y) ...................   9.250      BBB-           2         2,000
  Norsk Hydro ASA, Deb
   (Norway) 10-01-16 (Y) ..........   7.500      A              5         5,386
  Transgas de Occidenta S.A.,
   Sr Note (Colombia)
   11-01-10 (R) (Y) ...............   9.790      BBB-          10        10,211
                                                                     ----------
                                                                         17,597
                                                                     ----------
Paper & Paper Products (0.82%)
  Celulosa Arauco Y Constitucion
   S.A., Note (Chile)
   09-15-09 (Y) ...................   7.200      Baa3          10         9,790
  Fort James Corp.,
   Sr Note 09-15-02 ...............   6.500      BBB-           5         5,023
  Indah Kiat International
   Finance Co., Gtd Sec Bond
   Ser C (Indonesia)
   06-15-06 (Y) ...................  12.500      BB             4         3,880
  Indah Kiat Pulp & Paper
   Corp. (P.T.), Sr Sec Deb
   (Indonesia) 11-01-00 (R) .......   8.875      BB             9         8,100
  S.D. Warren Co.,
   Sr Sub Note Ser B
   12-15-04 .......................  12.000      B+             3         3,352
                                                                     ----------
                                                                         30,145
                                                                     ----------
Real Estate Investment Trust (0.28%)
  American Health Properties,
   Inc., Note 01-15-07 ............   7.500      BBB-           5         5,211
  TriNet Corporate Realty Trust,
   Inc., Note 05-15-01 ............   7.300      BBB-           5         5,112
                                                                     ----------
                                                                         10,323
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

Retail (0.20%)
  Southern Foods Group, L.P.,
   Sr Sub Note 09-01-07 (R) .......   9.875%     B           $  7    $    7,315
                                                                     ----------
Steel (0.09%)
  IVACO Inc., Sr Note
   (Canada) 09-15-05 (Y) ..........  11.500      B+             3         3,262
                                                                     ----------
Telecommunications (1.28%)
  Iridium LLC/Iridium Capital
   Corp., Gtd Sr Note Ser A
   07-15-05 .......................  13.000      B-            11        11,550
  MetroNet Communications
   Corp., Unit (Sr Note &
   Warrant) (Canada)
   08-15-07 (Y) ...................  12.000      B-             5         5,775
  Nextel Communications,
   Inc., Sr Disc Note, Step
   Coupon (9.75%, 02-15-99)
   08-15-04 (A) ...................    Zero      CCC           12        10,680
  Qwest Communications
   International Inc., Sr Note
   Ser B 04-01-07 .................  10.875      B+             4         4,550
  TCI Communications, Inc.,
   Sr Deb 08-01-15 ................   8.750      BBB-           9        10,431
  Teligent, Inc.,
   Sr Note 12-01-07 ...............  11.500      CCC            4         4,010
                                                                     ----------
                                                                         46,996
                                                                     ----------
Tobacco (0.59%)
  Philip Morris,
   Note 08-15-02 ..................   7.125      A             10        10,248
  RJR Nabisco, Inc.,
   Note 12-01-02 ..................   8.625      BBB-           6         6,388
   Note 09-15-03 ..................   7.625      BBB-           5         5,111
                                                                     ----------
                                                                         21,747
                                                                     ----------
Transport (0.66%)
  America West Airlines, Inc.
   Pass Thru Ctf Ser B
   01-02-08 .......................   6.930      A-             5         5,007
  Northwest Airlines Inc.,
   Gtd Note 03-15-04 ..............   8.375      BB-            4         4,118
   Pass Thru Ctf Ser 1996-1
   01-02-15 .......................   8.970      BBB-           5         5,452
  NWA Trust,
   Sr Note Ser A 06-21-14 .........   9.250%     A2          $  4    $    4,379
  U.S. Air, Inc.,
   Pass Thru Ctf Ser 1989-A2
   01-01-13 .......................   9.820      A-             5         5,531
                                                                     ----------
                                                                         24,487
                                                                     ----------
Utilities (3.98%)
  Avon Energy Partners
   Holdings, Sr Note
   (United Kingdom)
   12-11-07 (R) (Y) ...............   7.050      A-             7         7,128
  BVPS II Funding Corp.,
   Collateralized Lease
   Bond 06-01-17 ..................   8.890      BB-            5         5,595
  Calpine Corp.,
   Sr Note 07-15-07 (R) ...........   8.750      BB-            8         8,160
  CE Electric UK Funding Co.,
   Sr Note 12-30-07 (R) ...........   6.995      BBB+          10        10,095
  Cleveland Electric Illuminating
   Co. & Toledo Edison Co.,
   Sec Note Ser B 07-01-04 ........   7.670      Ba1            5         5,206
  Cleveland Electric
   Illuminating Co.,
   1st Mtg Ser B 05-15-05 .........   9.500      BB+           23        25,507
  CMS Energy Corp.,
   Sr Note 05-15-02 ...............   8.125      BB             5         5,141
  Enersis S.A.,
   Note (Cayman Islands)
   12-01-16 (Y) ...................   7.400      A-             5         4,961
  First PV Funding Corp.,
   Deb Ser 86B 01-15-16 ...........  10.150      BB-            3         3,247
  Hydro-Quebec, Gtd Bond
   (Canada) 02-01-21 (Y) ..........   9.400      A+            15        19,368
  Iberdrola International B.V.,
   Note 10-01-02 ..................   7.500      AA-           15        15,787
  Long Island Lighting Co.,
   Deb 07-15-19 ...................   8.900      BB+            3         3,192
   Gen Ref Mtg 05-01-21 ...........   9.750      BBB           10        10,250
  North Atlantic Energy Corp.,
   1st Mtg Bond 06-01-02 ..........   9.050      B+             8         8,221

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST   CREDIT     PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE      RATING*  (000s OMITTED)   VALUE
-------------------                   ----      -------  --------------   -----

Utilities (continued)
  Philippine Long Distance
   Telephone Co., Note
   (Philippines) 03-06-07, (Y) ....   7.850%     BB+         $  6    $    5,228
  Waterford 3 Funding Corp.,
   Sec Lease Obligation
   Bond 01-02-17 ..................   8.090      BBB-           9         9,409
                                                                     ----------
                                                                        146,495
                                                                     ----------
                                TOTAL BONDS
                           (Cost $3,265,357)              (89.95%)    3,312,295
                                                           -------   -----------

                                          INTEREST      PAR VALUE      MARKET
ISSUER, DESCRIPTION                        RATE       (000s OMITTED)   VALUE
-------------------                        ----       --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (16.16%)
  Investment in a joint repurchase
  agreement transaction with HSBC
  Securities, Inc. - Dated 12-31-97,
  Due 01-02-98 (Secured by U.S.
  Treasury Bonds, 7.25% thru 13.25%
  due 11-15-08 thru 11-15-16, and
  U.S. Treasury Note, 6.50% Due
  04-30-99), -
  Note A.....................               6.60%        $595        $  595,000
                                                                      ---------
Corporate Savings Account ( 0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.........                                              879
                                                                      ---------
        TOTAL SHORT-TERM INVESTMENTS                 ( 16.18%)          595,879
                                                     -------          ---------
                   TOTAL INVESTMENTS                 (106.13%)        3,908,174
                                                     -------          ---------
   OTHER ASSETS AND LIABILITIES, NET                 (  6.13%)       (  225,693)
                                                     -------          ---------
                    TOTAL NET ASSETS                 (100.00%)       $3,682,481
                                                     ========        ==========

NOTES TO THE SCHEDULE OF INVESTMENTS

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.
+ A portion of these securities having an aggregate value of $278,344 or 7.56% of the Fund's net assets, have been purchased on a when issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with current values at least equal to the amounts of its when issued commitments. Accordingly, the market values of $54,224 of United States Treasury Bond 7.125%, 02-15-23 and $58,695 of United States Treasury Note 7.50%, 05-15-02 have been segregated to the when issued commitments.
(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $179,630 or 4.88% of net assets as of December 31, 1997.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Money Market Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Money Market Fund on December 31, 1997.

                                    INTEREST   QUALITY    PAR VALUE      MARKET
ISSUER, DESCRIPTION                   RATE     RATINGS* (000s OMITTED)   VALUE
-------------------                   ----     -------  --------------   -----

COMMERCIAL PAPER
Broker Services (4.73%)
  Merrill Lynch & Co., Inc.,
   02/25/98 .......................   5.700%     Tier 1      $400    $  396,517
                                                                     ----------
Mortgage Banking (4.78%)
  Countrywide Home Loans,
   01/02/98 .......................   6.350      Tier 1       400       399,929
                                                                     ----------
Utilities - Telephone (4.76%)
  Bell Atlantic Network Funding
   Corp. 01/22/98 .................   5.800      Tier 1       400       398,647
                                                                     ----------
                          TOTAL COMMERCIAL PAPER
                               (Cost $1,195,093)          (14.27%)    1,195,093
                                                           -------   ----------

CORPORATE INTEREST BEARING OBLIGATIONS
Automotive (3.59)
  Chrysler Financial Corp.,
   06/23/98 .......................   6.300      Tier 1       300       300,617
                                                                     ----------
Finance (4.19%)
  CIT Group Holdings, Inc.,
   07/31/98 .......................   6.350      Tier 1       350       350,673
                                                                     ----------
Retail Stores (3.61)
  Sears Roebuck Acceptance
   Corp., 04/15/98 ................   9.250      Tier 1       300       302,884
                                                                     ----------
                                TOTAL CORPORATE
                   INTEREST BEARING OBLIGATIONS
                                (Cost $954,174)           (11.39%)      954,174
                                                          -------    ----------

U.S. GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (52.51%)
  Federal Farm Credit Bank
   02/02/98 .......................   5.650      Tier 1      1,000      999,665
  Federal Home Loan Bank
   02/26/98 .......................   5.875      Tier 1      1,000      999,673
  Federal National Mortgage
   Association, 01/15/1998 ........   5.520      Tier 1      1,000      999,748
  Private Export Funding Corp.,
   04/30/98 .......................   5.750%     Tier 1       $500   $  499,834
  Student Loan Marketing
   Association, 12/04/98 ..........   5.910      Tier 1        500      500,000
  Student Loan Marketing
   Association, 12/10/98 ..........   5.900      Tier 1        400      400,000
                                                                     ----------
                                                                      4,398,920
                                                                     ----------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
                              (Cost $4,398,920)           (52.51%)    4,398,920
                                                           -------   ----------

JOINT REPURCHASE AGREEMENT
  Investment in a joint repurchase
   agreement transaction with HSBC
   Securities, Inc. - Dated 12-31-97,
   due 01-02-98 (Secured by U.S.
   Treasury Bonds 11.25% due
   02-15-15 and 9.25%
   due 02-15-16), - Note A ...         6.60%               1,729      1,729,000
                                                                     ----------
                    TOTAL JOINT REPURCHASE AGREEMENT      (20.64%)    1,729,000
                                                          -------    ----------
                                   TOTAL INVESTMENTS      (98.81%)    8,277,187
                                                          -------    ----------
                   OTHER ASSETS AND LIABILITIES, NET       (1.19%)       99,871
                                                          -------    ----------
                                    TOTAL NET ASSETS     (100.00%)   $8,377,058
                                                          =======    ==========

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund. The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

NOTE A --
ORGANIZATION

John Hancock V.A. International Fund ("V.A. International Fund"), John Hancock V.A. Financial Industries Fund (which commenced operations on April 30, 1997) ("V.A. Financial Industries Fund"), John Hancock V.A. Emerging Growth Fund ("V.A. Emerging Growth Fund"), John Hancock V.A. Growth Fund ("V.A. Growth Fund"), John Hancock V.A. Independence Equity Fund ("V.A. Independence Equity Fund"), John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. World Bond Fund ("V.A. World Bond Fund"), John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"), John Hancock V.A. Sovereign Bond Fund ("V.A. Sovereign Bond Fund"), John Hancock V.A. Money Market Fund ("V.A. Money Market Fund"), (each a "Fund" collectively, the "Funds") are separate series of John Hancock Declaration Trust (the "Trust") an open-end management investment company, registered under the Investment Company Act of 1940. Prior to January 2, 1998, V.A. Growth Fund was known as John Hancock V.A. Discovery Fund. The Trust, organized as a Massachusetts business trust in 1995, consisted of eleven different series at December 31, 1997. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends, and liquidation within their respective Fund. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. The Trustees approved the organization of three new series of John Hancock Declaration Trust: John Hancock V.A. High Yield Bond Fund, John Hancock V.A. Growth and Income Fund and John Hancock V.A. Special Opportunities Fund, effective January 2, 1998. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

      The investment objective of the V.A. International Fund is to seek long-term growth of capital by primarily investing in equity securities of foreign companies and governments. The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation primarily through investments in equity securities of financial services companies throughout the world. The investment objective of the V.A. Emerging Growth Fund is to seek long-term growth of capital. The investment objective of the V.A. Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term. The investment objective of the V.A. Independence Equity Fund is to seek above-average total return, consisting of capital appreciation and income by focusing on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long-term. The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. Sovereign Investors Fund is to seek long term growth of capital and income without assuming undue market risks by investing primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends. The investment objective of the V.A. World Bond Fund is to seek a high total investment return, a combination of current income and capital appreciation, by investing primarily in a global portfolio of fixed income securities. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income by primarily investing in foreign government and corporate fixed income securities, U.S. Government securities and lower-rated high yield, high risk, fixed income securities of U.S. issuers. The investment objective of the V.A. Sovereign Bond Fund is to seek a high level of current income consistent with prudent investment risk by investing primarily in a diversified portfolio of investment grade fixed income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated high yield, high risk, fixed income securities. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

capital preservation and liquidity by investing primarily in high-quality money market instruments.

NOTE B --
ACCOUNTING POLICIES

VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for the V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

      The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

   For federal income tax purposes, the following funds had capital loss carryforwards available. These carryforwards are available to offset future net realized capital gains to the extent provided by regulations. Additionally, net capital losses attributable to security transactions occurring after October 31, 1997 are treated as arising on the first day (January 1, 1998) of the Funds next taxable year.

                             CAPITAL LOSS        CAPITAL LOSS    POST 10/31/1997
                             CARRYFORWARD        CARRYFORWARD    LOSS TREATED AS
FUND                      EXPIRES 12/31/2004  EXPIRES 12/31/2005  ARISING 1/1/98
----                      ------------------  ------------------  --------------

V.A. International Fund ....    $  --              $   --            $65,667
V.A. Financial Industries
  Fund......................       --                  --               --
V.A. Emerging Growth Fund        18,937             167,508           66,172
V.A. Growth Fund............     11,062             197,206             --
V.A. Independence
  Equity Fund...............       --                  --               --
V.A. 500 Index Fund. .......       --                  --               --
V.A. Sovereign Investors
  Fund......................       --                  --               --
V.A. World Bond Fund .......       --                  --             27,755
V.A. Strategic Income Fund .       --                 2,482            8,904
V.A. Sovereign Bond Fund ...       --                  --               --
V.A. Money Market Fund .....       --                  --               --

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are notified of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Funds. Actual results could differ from these estimates.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five year period that commenced with the investment operations of each Fund.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Funds to participate with other Funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each of the Funds, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Funds had no borrowing activity for the year ended December 31, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for the V.A. Independence Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund, and V.A. Money Market Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of each of the Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statement of Assets and Liabilities.

      The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      Open forward foreign currency contracts for the Trust at December 31, 1997 were as follows:

                                                                    UNREALIZED
                                PRINCIPAL AMOUNT     EXPIRATION    APPRECIATION/
CURRENCY                       COVERED BY CONTRACT      MONTH     (DEPRECIATION)
--------                       -------------------      -----     --------------
V.A. WORLD BOND FUND
Buy
German Deutsche Mark............    800,000            Jan 98          ($6,379)
                                                                        ======

V.A. STRATEGIC INCOME FUND
Sells
Australian Dollar...............    106,000            Jan 98           $8,179
Australian Dollar...............    182,000            Mar 98             (149)
                                                                        ------
                                                                        $8,030
                                                                        ======

V.A. FINANCIAL INDUSTRIES FUND
Buy
Swedish Krona...................     45,193            Jan 98           ($ 131)
                                                                         ======

FINANCIAL FUTURES CONTRACTS The Funds (except V.A. Money Market Fund) may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Funds instruments. At the time each Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Funds as unrealized gains or losses.

      When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

      Open financial futures contracts for the Trust at December 31, 1997 were as follows:

                                                   UNREALIZED
                              OPEN                 APPRECIATION/
EXPIRATION                  CONTRACTS   POSITION  (DEPRECIATION)
----------                  ---------   --------  --------------
V.A. 500 INDEX FUND
Mar 98.................    2 S&P 500     Long        ($6,075)
Mar 98.................    3 S&P 500     Long         13,400
                                                      ------
                                                      $7,325
                                                      ======

OPTIONS The Funds (except V.A. Money Market Fund) may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

      The Funds may use option contracts to manage their exposure to changing security prices. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms, or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

      There were no written option transactions for the year ended December 31, 1997, for all Funds.

NOTE C --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

FUND                                      RATE
----                                      ----
V.A. International Fund                   0.90% of average daily net assets
V.A. Financial Industries Fund            0.80% of average daily net assets
V.A. Emerging Growth Fund                 0.75% of average daily net assets
V.A. Growth Fund                          0.75% of average daily net assets
V.A. Independence Equity Fund             0.70% of average daily net assets
V.A. 500 Index Fund                       0.10% of average daily net assets
V.A. Sovereign Investors Fund             0.60% of average daily net assets
V.A. World Bond Fund                      0.75% of average daily net assets
V.A. Strategic Income Fund                0.60% of average daily net assets
V.A. Sovereign Bond Fund                  0.50% of average daily net assets
V.A. Money Market Fund                    0.50% of average daily net assets

      John Hancock Advisers International Limited ("JHAI") serves as the sub-adviser to the V.A. International Fund pursuant to a sub-adviser agreement among the Fund, the Adviser, and JHAI. JHAI was formed in 1987 and is a wholly owned subsidiary of the Adviser. JHAI provides international investment research and advisory services to investment companies and institutional clients. The Adviser pays JHAI a portion of its advisory fee from the V.A. International Fund to JHAI at the following rate: 70% of the advisory fee payable by the Fund.

      The Adviser compensated the V.A. International Fund during the year in the amount of $435,961 for a loss incurred as a result of an inaccurate execution of a trade.

      Independence Investment Associates, Inc. ("IIA") serves as the sub-adviser to the V.A. Independence Equity Fund pursuant to a separate sub-adviser agreement among the Fund, the Adviser, and IIA. IIA was organized in 1982 and is a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICo"). IIA provides investment advice and advisory services to investment companies and institutional accounts. The Adviser pays IIA a portion of its advisory fee from the V.A. Independence Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

      Sovereign Asset Management Corporation ("SAMCorp") serves as the sub-adviser of the V.A. Sovereign Investors Fund pursuant to a sub-advisery agreement among the Fund, the Adviser, and SAMCorp. SAMCorp was organized in 1992 and is a wholly owned indirect subsidiary of JHMLICo. SAMCorp provides investment advice and advisory services to investment companies and private and

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

institutional accounts. The Adviser pays SAMCorp a portion of its advisory fee from the V.A. Sovereign Investors Fund to SAMCorp at the following rate: 40% of the advisory fee payable by the Fund.

      The V.A. 500 Index Fund has an agreement with Standard & Poor's ("S & P") to license certain trademarks and trade names of S & P and of the S & P 500 Index, which is determined, composed and calculated by S & P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Trust's prospectus.)

      Effective February 10, 1997, the Adviser agreed to limit its management fee on the V.A. 500 Index Fund to 0.10% of the Fund's average daily net assets. The Adviser may terminate this limitation in the future.

      The Adviser has voluntarily agreed to limit each of the Fund's expenses, excluding the management fee, to 0.25% of each Fund's average daily net assets. Accordingly, the reductions in expenses for the year ended December 31, 1997 were as follows:


FUND                                          FEE REDUCTION
----                                          -------------
V.A. International Fund........................ $26,430
V.A. Financial Industries Fund.................  17,678
V.A. Emerging Growth Fund......................  33,471
V.A. Growth Fund...............................  30,501
V.A. Independence Equity Fund..................  21,288
V.A. 500 Index Fund............................  24,549
V.A. Sovereign Investors Fund..................  14,303
V.A. World Bond Fund...........................  27,843
V.A. Strategic Income Fund.....................  16,865
V.A. Sovereign Bond Fund.......................  31,793
V.A. Money Market Fund.........................  12,855

      The Adviser reserves the right to terminate this limitation in the future.

      The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Funds.

      Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione, and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Fund. The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned the following shares of beneficial interest of the Funds as of December 31, 1997:

FUND                                   SHARES OF BENEFICIAL INTEREST
----                                   -----------------------------
V.A. International Fund.............              213,604
V.A. Financial Industries Fund......                 --
V.A. Emerging Growth Fund...........              100,201
V.A. Growth Fund....................              100,000
V.A. Independence Equity Fund.......              103,519
V.A. 500 Index Fund.................              830,646
V.A. Sovereign Investors Fund.......              102,343
V.A. World Bond Fund................              216,509
V.A. Strategic Income Fund..........              226,576
V.A. Sovereign Bond Fund............              109,809
V.A. Money Market Fund..............              105,798

NOTE D --
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, excluding short-term securities, during the year ended December 31, 1997, for the Funds were as follows:

FUND                                             PURCHASES         SALES
----                                             ---------         -----
V.A. International Fund..................       $ 9,319,894      $7,460,987
V.A. Financial Industries Fund...........        16,107,447         905,236
V.A. Emerging Growth Fund................         4,077,138       1,440,195
V.A. Growth Fund.........................         5,242,258       2,967,350
V.A. Independence Equity Fund............         8,026,973       1,775,199
V.A. 500 Index Fund......................        19,013,544       1,248,907
V.A. Sovereign Investors Fund
 U.S. Government Securities..............           515,734            --
 Other Investments.......................         9,345,623         462,178
V.A. World Bond Fund
 U.S. Government Securities..............         2,250,113         982,197
 Other Investments.......................         1,518,874       2,553,728
V.A. Strategic Income Fund
 U.S. Government Securities..............         2,423,924       2,394,565
 Other Investments.......................         4,377,175       1,677,088
V.A. Sovereign Bond Fund
 U.S. Government Securities..............         3,866,896       2,180,635
 Other Investments.......................         1,493,781         936,209

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

      At December 31, 1997, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                                 NET UNREALIZED
                                AGGREGATE    GROSS UNREALIZED  GROSS UNREALIZED   APPRECIATION/
FUND                              COST         APPRECIATION      DEPRECIATION     DEPRECIATION
----                              ----         ------------      ------------     ------------
V.A. International
  Fund...................... $ 3,746,400        $  285,308        $299,701         ($ 14,393)
V.A. Financial
  Industries
  Fund......................  16,911,261         1,868,063         322,499          1,545,564
V.A. Emerging
  Growth Fund...............   3,536,833           568,582         245,367            323,215
V.A. Growth
  Fund......................   3,276,784           625,832         113,160            512,672
V.A. Independence
  Equity Fund...............   8,256,498           816,806         187,746            629,060
V.A. 500 Index
  Fund......................  19,056,716         1,478,926         582,345            896,581
V.A. Sovereign
  Investors Fund............  11,912,095         1,228,310         110,585          1,117,725
V.A. World
  Bond Fund.................   2,253,103            39,985           7,729             32,256
V.A. Strategic
  Income Fund...............   5,359,429           164,532          90,124             74,408
V.A. Sovereign
  Bond Fund.................   3,861,652            55,159           9,516             45,643
V.A. Money
  Market Fund...............   8,277,187              --               --                --

NOTE E --
RECLASSIFICATION OF ACCOUNT

During the year ended December 31, 1997, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to differences in the treatment of net operating losses, foreign currency gain and losses and return of capital under federal tax rules versus generally accepted accounting principle. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                 CAPITAL       UNDISTRIBUTED NET        ACCUMULATED NET
FUND                             PAID-IN   INVESTMENT INCOME/(LOSS)   REALIZED GAIN (LOSS)
----                             -------   ------------------------   --------------------

V.A. International
  Fund.......................     $  --             ($10,311)             $10,311
V.A. Financial
  Industries Fund............        --             (    169)                 169
V.A. Emerging
  Growth Fund................   ( 3,072)               3,163              (    91)
V.A. Growth
  Fund.......................   ( 8,594)               8,594                   --
V.A. Independence
  Equity Fund................        --                   --                   --
V.A. 500 Index
  Fund.......................        --                   --                   --
V.A. Sovereign
  Investors Fund.............        --                    3              (     3)
V.A. World
  Bond Fund..................   (62,240)            ( 18,355)              80,595
V.A. Strategic
   Income Fund...............        --                6,469              ( 6,469)
V.A. Sovereign
  Bond Fund..................        --                   --                   --
V.A. Money
  Market Fund................        --                   --                   --

================================================================================

                     John Hancock Funds - Declaration Trust

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To The Contract owners, Policyholders and Trustees of
John Hancock Declaration Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Declaration Trust (the "Trust") (comprising, respectively, V.A. International Fund, V.A. Financial Industries Fund, V.A. Emerging Growth Fund, V.A. Growth Fund (formerly V.A. Discovery
Fund), V.A. Independence Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund, V.A. World Bond Fund, V.A. Strategic Income Fund, V.A. Sovereign Bond Fund, and V.A. Money Market Fund) (collectively "the Funds") as of December 31, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting John Hancock Declaration Trust as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 1998


TAX INFORMATION (Unaudited)

The Funds designated the following as long-term capital gain dividends during the fiscal year ended December 31, 1997. The capital gain dividends are further broken down into two capital gain tax rates, 28% and 20%, respectively.

      Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                  TOTAL         28%         20%       DIVIDENDS
                                 CAPITAL       RATE        RATE       RECEIVED
                                  GAINS        GAINS       GAINS      DEDUCTION
                                  -----        -----       -----      ---------
V.A. International Fund....     $20,365     $20,365      $  --           --%
V.A. Financial Industries
  Fund.....................        --          --           --          92.42
V.A. Emerging
  Growth Fund..............        --          --           --          28.42
V.A. Growth Fund...........        --          --           --           --
V.A. Independence
  Equity Fund..............       4,084       4,084         --          32.50
V.A. 500 Index Fund........     479,305     226,529      252,776        17.22
V.A. Sovereign
  Investors Fund...........        --          --           --          65.85
V.A. World Bond Fund.......       6,656       6,656         --           --
V.A. Strategic
  Income Fund..............        --          --           --           4.36
V.A. Sovereign
  Bond Fund................       7,357       7,357         --           --
V.A. Money
  Market Fund..............        --          --           --           --

================================================================================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the V.A. Sovereign Investors Fund as of December 31, 1997
--------------------------------------------------------------------------------

                                                                  PERCENT OF
COMPANY                                                        DIVIDEND INCREASE
-------                                                        -----------------
AFLAC Corp. ..................................................        15.0
Abbott Laboratories, Inc. ....................................        12.5
Air Products & Chemicals .....................................         9.1
American Home Products .......................................         4.9
American International Group .................................        12.4
Ameritech Corp. ..............................................         6.2
AMP, Inc. ....................................................         4.0
Archer-Daniel Midland Co. ....................................         5.0
Automatic Data Processing, Inc. ..............................        15.2
BB & T Corp. .................................................        16.3
BankOne Corp. ................................................        11.7
Baxter International, Inc. ...................................         3.0
Becton Dickinson & Co. .......................................        11.5
Bemis Company, Inc. ..........................................        11.1
Betz Laboratories ............................................         1.3
Century Telephone Enterprise, Inc. ...........................         2.8
Chubb Corp. ..................................................         7.4
Conagra, Inc. ................................................        14.7
Dayton Hudson Corp. ..........................................        12.5
Dover Corp. ..................................................        11.5
DuPont (E.I.) De Nemours & Co. ...............................        10.5
Duke Energy Corp. ............................................         3.8
Ecolab, Inc. .................................................        18.8
Emerson Electric Co. .........................................         9.3
Exxon Corp. ..................................................         3.8
First Tennessee National Corp. ...............................        10.0
First Union Corp. ............................................        15.6
Gannett Co., Inc. ............................................         5.6
General Electric Co. .........................................        15.4
General RE Corp. .............................................         7.8
Grainger (W.W.), Inc. ........................................         8.0
Hewlett Packard Co. ..........................................        16.7
Home Depot, Inc. .............................................        25.0
Honeywell, Inc. ..............................................         3.7
Ikon Office Solutions, Inc. ..................................        24.0
Interpublic Group, Inc. ......................................        14.7
Johnson & Johnson ............................................        15.8
Johnson Controls .............................................         7.0
Key Corp. ....................................................        10.5
Leggett & Platt, Inc. ........................................         7.7
Lilly (Eli) & Co. ............................................        11.1
Masco Corp. ..................................................         5.0
McGraw-Hill Companies, Inc. ..................................         9.1
Medtronic, Inc. ..............................................        15.8
Mobil Corp. ..................................................         6.0
National Fuel Gas Co. ........................................         3.6
NationsBank Corp. ............................................        15.2
Norwest Corp. ................................................        10.0
Nucor Corp. ..................................................        25.0
Pentair, Inc. ................................................        11.1
Pep Boys - Manny, Moe, & Jack (The) ..........................        14.3
PepsiCo, Inc. ................................................         8.8
Pitney Bowes, Inc. ...........................................        15.9
Questar Corp. ................................................         3.3
Reliastar Financial Corp. ....................................        10.7
Rockwell International Corp. .................................         5.2
RPM, Inc. ....................................................         7.7
SBC Communications, Inc. .....................................         4.1
Schulman A., Inc. ............................................        10.5
Sigma-Aldrich Corp. ..........................................        12.0
Sonoco Products Corp. ........................................         9.1
Sysco Corp. ..................................................        13.3
Travelers, Inc. ..............................................        25.0
Wal-Mart Stores, Inc. ........................................        28.6
Worthington Industries, Inc. .................................         8.3
                                                                      ----
              The average dividend increase for this group was        11.1%
                                                                      ====


Historical Data (Unaudited)

The table below shows the record for the V.A. Sovereign Investors Fund during the past periods.
--------------------------------------------------------------------------------

                                    PER SHARE
  YEAR      -------------------------------------------------------
  ENDED       SHARES         DIVIDENDS     NET ASSET  CAPITAL GAINS
 DEC. 31    OUTSTANDING     FROM INCOME      VALUE    DISTRIBUTION
 -------    -----------     -----------      -----    ------------
 1996         103,482          $.07         $10.74        $.02
 1997         896,718          $.18         $13.59        $.01

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

================================================================================

                                                              ------------------
[LOGO] JOHN HANCOCK FUNDS                                         First Class
       A Global Investment Management Firm                       U.S. Postage
                                                                     PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                Boston, MA
       1-800-824-0335                                          Permit No. 53176
       INTERNET: www.jhancock.com/funds                       ------------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Declaration Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO]  Printed on Recycled Paper                                   DEC0A  12/97
                                                                            2/98

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                Declaration Trust

                 Growth         V.A. International Fund
                                V.A. Regional Bank Fund
                                V.A. Financial Industries Fund
                                V.A. Emerging Growth Fund
                                V.A. Special Opportunities Fund
                                V.A. Growth Fund
                 ---------------------------------------------------------------
                 Growth         V.A. Growth & Income Fund
                 & Income       V.A. Independence Equity Fund
                                V.A. Sovereign Investors Fund
                                V.A. 500 Index Fund
                 ---------------------------------------------------------------
                 Income         V.A. Sovereign Bond Fund
                                V.A. Strategic Income Fund
                                V.A. High Yield Bond Fund
                                V.A. World Bond Fund
                                V.A. Money Market Fund

                                  JUNE 30, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

================================Table of Contents===============================

                     John Hancock Funds - Declaration Trust

                                                                            Page

1) Chairman's Message.......................................................   3

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio manager(s) or portfolio management team through the end of the Fund's period discussed in this report. Of course, the manager's or team's views are subject to change as market and other conditions warrant.

     Growth
     V.A. International Fund................................................   4
     V.A. Regional Bank Fund................................................   7
     V.A. Financial Industries Fund.........................................  10
     V.A. Emerging Growth Fund..............................................  13
     V.A. Special Opportunities Fund........................................  16
     V.A. Growth Fund.......................................................  19

     Growth & Income
     V.A. Growth & Income Fund..............................................  22
     V.A. Independence Equity Fund..........................................  25
     V.A. Sovereign Investors Fund..........................................  28
     V.A. 500 Index Fund....................................................  31

     Income
     V.A. Sovereign Bond Fund...............................................  34
     V.A. Strategic Income Fund.............................................  37
     V.A. High Yield Bond Fund..............................................  40
     V.A. World Bond Fund...................................................  43
     V.A. Money Market Fund.................................................  46

3) Financial Statements.....................................................  48

4) Notes To Financial Statements............................................ 117

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR. *
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT *
                               RICHARD S. SCIPIONE
                              EDWARD J. SPELLMAN *
                        * Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                   Vice Chairman and Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                   CUSTODIANS
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116
                            V.A. Emerging Growth Fund
                                V.A. Growth Fund
                         V.A. Financial Industries Fund
                            V.A. Growth & Income Fund
                            V.A. High Yield Bond Fund
                          V.A. Independence Equity Fund
                             V.A. Regional Bank Fund
                          V.A. Sovereign Investors Fund
                         V.A. Special Opportunities Fund
                           V.A. Strategic Income Fund
                            V.A. Sovereign Bond Fund
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110
                             V.A. International Fund
                               V.A. 500 Index Fund
                              V.A. World Bond Fund
                             V.A. Money Market Fund

                                 TRANSFER AGENT
                          JOHN HANCOCK SERVICING CENTER
                                  P.O. BOX 9298
                        BOSTON, MASSACHUSETTS 02205-9298

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISERS
                   JOHN HANCOCK ADVISERS INTERNATIONAL LIMITED
                                 34 DOVER STREET
                             LONDON, ENGLAND W1X3RA
                             V.A. International Fund
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                          V.A. Independence Equity Fund
                        SOVEREIGN ASSET MANAGEMENT CORP.
                              1235 WESTLAKES DRIVE
                           BERWYN, PENNSYLVANIA 19312
                          V.A. Sovereign Investors Fund

                                    ISSUER
                               JOHN HANCOCK MUTUAL
                             LIFE INSURANCE COMPANY
                              JOHN HANCOCK VARIABLE
                             LIFE INSURANCE COMPANY*
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02117
                            *Not Licensed in New York

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But tremors from Asia have also sparked increased volatility, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's advance has come from just a small group of the largest companies in the major stock market indexes.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]
--------------------------------------------------------------------------------

   The move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds benefited from their safe-haven status.

   While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

   At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.


Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND
                     GERARDO J. ESPINOZA, PORTFOLIO MANAGERS

                                  John Hancock
                             V.A. International Fund

            Europe dominates overseas markets during last six months

"International markets parted ways over the last six months..."

International markets parted ways over the last six months, with Europe taking the high road and Asia and Latin America the low. In the first quarter of the year, most markets worldwide were rallying, rebounding from late last year's Asian currency and financial earthquakes. Even the Southeast Asian countries that caused the consternation had started to rebound, bringing emerging Latin American markets along. Japan's market also rose on expectations that the government was about to jumpstart the barely breathing economy. But the world divided sharply in the second quarter. As Japan's hopes for recovery faded and its longstanding problems came to the forefront, particularly in the banking sector, its currency weakened further and its economy slipped back into recession. That prompted fears of a second round of regional currency devaluations and the prospect of global economic slowdowns. As if that weren't enough, Russia's economy and currency later erupted as further trouble spots. It was the last straw for all emerging markets, including Latin America, which gave up all their earlier ground and then some, when investors left in droves for safer havens. Europe was the clear overseas winner, where markets kept rising because of both the flight to quality and strong economic forces, not the least of which was anticipation of the long-awaited formation of the European Monetary Union (EMU).

   Despite the divergence in regional results, international investors fared well over the last six months. John Hancock V.A. International Fund was no exception. For the six months ended June 30, 1998, the Fund posted a total return of 15.81% at net asset value. That was in line with the 16.25% return of the average variable annuity international fund, according to Lipper Analytical Services, Inc. See page 6 for historical performance information.

Europe overweighted; Fund restructured

The Fund benefited from its large position in Europe, which rose from 49% to 72% of the Fund's net assets. We kept building our stake there because of the compelling investment environment. Inflation and interest rates are at historic lows, as EMU member countries are putting their economic houses in order. At the corporate level, restructuring and

--------------------------------------------------------------------------------
Pie chart at the bottom left column titled "Portfolio Diversification" There are six listings. Beginning from the top right the first represents Continental Europe 56%, the second represents U.K. & Ireland 16%, the third represents Pacific Rim 15%, The fourth represents Latin America 4%, the fifth represents Canada 5%, the sixth represents Short-Term Investments & Other 4%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: V.A. International Fund Portfolio managers. (l-r): Gerardo J. Espinoza, Miren Etcheverry, and John L.F. Wills.]
--------------------------------------------------------------------------------

================================================================================

                      JOHN HANCOCK V.A. INTERNATIONAL FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with 20% at the top and 0% at the bottom. The first represents the 15.81% total return for John Hancock V.A. International Fund. The second represents the 16.25% total return for Average variable annuity international fund. A Footnote below reads "The total return for John Hancock V.A. International Fund is at net asset value with all distributions reinvested. The average variable annuity international fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

merger activity have increased as companies work to remain competitive in the more open EMU corporate environment. Earnings outlooks also remain favorable. France was among our top country weightings, at 13% of the Fund, up from 6% six months ago, and it was the main contributor to the Fund's performance. Our top stock there was France Telecom. In the U.K., consumer magazine publishing company EMAP saw its stock rise on the strength of the British economy and an economic rebound in France, where EMAP derives a large portion of its revenues. Our European financial stocks also served us well, top among them Allied Irish Banks, Netherlands insurer ING Groep and French insurer Axa.

   In the last six months, we established positions in several new attractive markets, including Italy, Spain, Portugal, Finland and Denmark. This growing list also reflect the results of a gradual Fund restructuring undertaken to better manage the Fund's risk level by making it more diversified and balanced. We achieved this by significantly increasing the number of stocks in the portfolio and by reducing the percentage of the Fund's assets held in the top 10 positions.

Caution on emerging-markets and Japan

We became even more conservative in our approach to emerging markets worldwide, further cutting our stake in Asia to 15% by the end of June from 20% six months ago. Latin America has also suffered from the flight to quality, falling commodity prices and rising interest rates. While we believe in the longer-term story of privatization and burgeoning growth there, we cut our stake from 12% to 4% for now, until the emerging-market backlash abates.

   We've held our underweighted stake in Japan fairly steady at around 10%, however, reasoning that the unprecedented international pressure on the Japanese government should result in some steps toward addressing the country's major structural problems and preventing a greater regional crisis.

Outlook

We remain encouraged about the outlook for European stock markets, particularly the EMU countries and the single "euro" currency that bodes well for European businesses. We will keep our focus there, and closely monitor stock valuation levels and the effects that implementation of the EMU will have on liquidity flows among various European markets. By contrast, the prospects for Asia and Japan remain far murkier, given the weak yen and heightened prospects for further currency woes in the region. Until the signs are more encouraging, we will stay underweighted in both the developed and emerging countries of Asia, and in Latin America, given the taint on the entire emerging-market asset class.

"The Fund benefited from its large position in Europe..."

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

================================================================================

                      JOHN HANCOCK V.A. INTERNATIONAL FUND

                               A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   1.22%      29.87%
Average Annual Total Returns(1)            1.22%      15.30%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (0.65%) and 13.68%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World-Ex U.S. Free Index, which measures the performance of securities that are freely traded in a broad range of developed and emerging stock markets.

--------------------------------------------------------------------------------
Line chart with the heading V.A. International Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Morgan Stanley Capital International
(MSCI) All Country World-Ex U.S. Free Index and is equal to $14,441 as of June 30, 1998. The second line represents the hypothetical $10,000 investment made in the V.A. International Fund on August 29, 1996, before sales charge, and is equal to $12,987 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

         BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER AND
             THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

                                  John Hancock
                             V.A. Regional Bank Fund

                  After strong fourth-quarter finish, small and
                     mid-sized bank stocks languish in 1998

The stock market posted strong gains in the first six months of 1998, but the going got tougher as the period progressed. After rebounding in the first quarter from the Asian financial woes that hit world markets late last year, the market began to stall again in the spring. Once it became clear that Asia's problems were not solved, and that the U.S. economy, and corporate profits, might slow, stocks gave back some ground and mostly moved sideways in the second quarter. Following last year's pattern, large-company blue chip stocks were the biggest winners, as investors both foreign and domestic chose them as safe-haven investments. As a result, the small and mid-sized banks that are the Fund's focus lagged the market. What's more, some blockbuster mega-mergers took industry focus temporarily off merger potential among regional banks.

   The lag among small and mid-sized banks became greater just as John Hancock V.A. Regional Bank Fund was launched on May 1, 1998. That, plus higher-than-average levels of cash as we established positions, caused the Fund to lose ground. In the two months from inception through June 30, 1998, the Fund posted a total return of -4.13% at net asset value, compared with the Standard & Poor's Regional Bank Index's return of -3.28%. In the same period, the average open-end financial services fund stayed flat, returning 0.00% and the average variable annuity specialty fund returned -0.31%, according to Lipper Analytical Services, Inc.

Fund strategy

The Fund seeks capital appreciation by investing primarily in regional bank and thrift stocks that have healthy fundamentals and may stand in the path of consolidation -- an ongoing trend in the banking industry. In the Fund's first two months, we began building positions in a range of banks around the country, with emphasis on quality banks with assets ranging between $5 billion and $30 billion. This size of institution offers healthy earnings prospects in

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. ALBANK Financial 2.4%
2. Comerica 2.3%
3. Imperial Bancorp 2.3%
4. CCB Financial 2.3%
5. Firstar Corp. 2.2%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

"...the small and mid-sized banks that are the Fund's focus lagged the market."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet.]
--------------------------------------------------------------------------------

================================================================================

                      JOHN HANCOCK V.A. REGIONAL BANK FUND

"We expect the wave of consolidations sweeping the industry to continue..."


--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "From May 1, 1998 to June 30, 1998." The chart is scaled in increments of 2% with the 6% at the top and -6% at the bottom. The first represents the -4.13% total return for John Hancock V.A. Regional Bank Fund. The second represents the 0.00% total return for Average open-end financial services fund. The third represents the 0.31% total return for Average variable annuity specialty fund. A Footnote below reads "The total return for John Hancock V.A. Regional Bank Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity specialty fund are tracked by Lipper Analytical Services, Inc."]
--------------------------------------------------------------------------------

the near term and what we believe will be a high mortality rate over the next five to seven years. In other words, as the U.S. banking system becomes dominated by a handful of massive, national players, we believe these regional banks will be taken out at premium prices. Examples include Compass Bancshares, FirstMerit Corp. and First Security Corp.

   The Fund was initiated immediately following a period of frenzied merger activity. April 13th became the most dramatic date in the annals of bank consolidation as two mega-deals were announced. The proposed merger of NationsBank and BankAmerica would create by far the largest bank in the United States. The "other" merger of April 13, which would have dominated banking news on any other day, was between Banc One and First Chicago. This deal will create a banking company with approximately $240 billion in assets that will rank as the nation's sixth largest. These deals, coupled with the merger of Citicorp and Travelers into Citigroup that was announced a week earlier, substantially increase the pressure for industry consolidation.

   Already in the Fund's first two months, one of its holdings, Firstar Corp., announced its takeover by Star Bancorp. We also expect numerous transactions in the coming months, believing that "mergers beget mergers" and that a few landmark deals serve as incentive to others. The timing of such mergers is likely to be affected by the need to revamp computer systems for the year 2000 changeover ("Y2K"). For the next six months, activity could increase as institutions scrambling to meet their Y2K deadlines will be induced to strike deals and avoid the problem totally. Then in early 1999, we could witness a brief hiatus in mergers because systems would have to be combined perilously close to the magic date.

Earnings on track

Following a fruitful 1997, earnings in 1998 have generally equaled or surpassed expectations even though regional bank stock prices have not reflected this recently. The nearly ideal economic conditions -- moderate, sustainable growth, low inflation and stable interest rates -- have enabled our companies to report 12% year-over-year earnings growth in the first quarter and 11% thus far in the second quarter of 1998. Across the gamut of banks and thrifts, loan quality is very good, margins, while under pressure, are wide by historic standards, expense controls have been excellent and stock repurchases continue to counter capital buildup.

Outlook

There are several factors contributing to our continued positive outlook for financial stocks. We expect the wave of consolidations sweeping the industry to continue, both here and starting in earnest abroad. However, there could be a temporary slowdown as we approach the year 2000 and its attendant technical issues. Furthermore, with the U.S. economy solid, interest rates low and inflation invisible, the environment remains right for financial stocks to advance. Should the U.S. economy slow and corporate profits shrink due to fallout from Asian economic problems, we'll also be watching for signs of increasing problem loans, which are currently at very low levels.

--------------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.

================================================================================

                      JOHN HANCOCK V.A. REGIONAL BANK FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                                    INCEPTION
                                                    (5/1/98)
                                                    --------
Cumulative Total Return                               (4.13%)
Average Annual Total Return(1)                        (4.13%)(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been (4.20%).

(2) Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Regional Bank Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on May 1, 1998, and is equal to $10,748 as of June 30, 1998. The second line represents the value of the V.A. Regional Bank Fund, before sales charge, and is equal to $9,587 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

         BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER AND
           THOMAS FINUCANE,CFA, AND THOMAS GOGGINS, PORTFOLIO MANAGERS

                                  John Hancock
                         V.A. Financial Industries Fund

    Steady interest rates, solid earnings boost stocks, including financials

"Earnings for financial companies in 1998 have generally met or exceeded expectations."

In the first three months of 1998, the stock market moved sharply forward, overcoming both fears that Asia's financial woes would leave their mark on the U.S. economy and jitters about earnings prospects. The economy surprised many by its robustness, and inflation remained tame, which sparked the rally, primarily among the large-company stocks perceived to be safe havens. However, the second quarter turned more volatile. A second round of Asian fears was not so easily dismissed and second quarter earnings reports and economic data suggested the economy could be slowing. Despite the stall, the Standard & Poor's 500 Stock Index still advanced by 17.71% in the first six months of the year. Banks and other financial stocks lagged the market somewhat, pausing after a very strong year-end rally. Mirroring the broader market, the larger banks and financial companies outperformed their smaller counterparts.

   John Hancock V.A. Financial Industries Fund also participated in the market's advance. For the six months ended June 30, 1998, the Fund posted a total return of 12.35% at net asset value. That compared to the 12.19% return of the average open-end financial services fund and the 15.38% return of the average variable annuity specialty fund, according to Lipper Analytical Services, Inc.
Historical performance information can be found on page 12.

Performance and strategy review

Earnings for financial companies in 1998 have generally met or exceeded expectations. Among lending institutions, loan volumes have been strong while the level of non-performing loans has remained low, interest margins have been relatively stable, expenses have been under control, and stock buy backs have bolstered returns on equity. Even better conditions have been present for the securities brokers, where earnings gains of 15% to 30% have been the norm. Commissions, underwriting volume, and merger and acquisition fees have all been running at record levels. We are satisfied with the earnings of the real estate investment trusts (REITs); however, their share prices have generally been flat or down making

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Legg Mason 4.4%
2. Fiserv 4.1%
3. American Express Co. 3.9%
4. General Re 3.9%
5. A.G. Edwards 3.8%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet.]
--------------------------------------------------------------------------------

================================================================================

                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with the 20% at the top and 0% at the bottom. The first represents the 12.35% total return for John Hancock V.A. Financial Industries Fund. The second represents the 12.19% total return for Average open-end financial services fund. The third represents the 15.38% total return for Average variable annuity specialty fund. A Footnote below reads "The total return for John Hancock V.A. Financial Industries Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity specialty fund are tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

them our worst performing group of stocks. These stocks appear to offer unusually good value now as they are selling at low ratios of price to funds from operations.

   We witnessed mixed results from our insurance holdings, which represented our largest sector concentration at 25% of the Fund's net assets at the end of June. Two of our larger insurers, Travelers and General Re Corp., advanced in price as they announced mergers. Companies that derive significant revenue from annuity sales showed good results, while some of the property and casualty companies were afflicted with greater than expected losses from weather-related catastrophies.

Consolidation continues

The most important development this year in the financial services area was the announcement on April 6 that Travelers and Citicorp would merge to form Citigroup. This transaction is a low-risk merger that will create the world's largest financial services company, producing clear cost-cutting opportunities. It also has enormous implication for the future of the industry, with the greatest significance lying in the impact it may have on financial reform legislation. A bill that would allow cross-ownership between banks, securities brokers and insurance underwriters had been languishing in Congress. This merger, which ultimately requires such legislation, creates a sense of urgency to work out the compromises needed to pass the reform.

Europe's potential grows

The process of streamlining the financial services sector in Europe is many years behind that of the United States. However, with the European Monetary Union (EMU) coming into effect with 11 initial member countries and the euro as the common currency, we expect to see changes in the years ahead. As the EMU promotes further economic cooperation among European nations, we believe consolidation among financial institutions and the development of globally competitive, shareholder-oriented dominant firms will be the eventual outcome. Currently, the Fund's small European investments (less than 5% of the Fund) are concentrated on the most progressive banks in Ireland, the Netherlands and Sweden. We intend to increase our allocation as we gain confidence that U.S.-style restructuring is beginning to take hold.

A look ahead

We remain encouraged about the prospects for financial stocks over the long term. We expect the wave of consolidations sweeping the industry to continue, both here and starting in earnest abroad. We could, however, see a temporary slowdown as we approach the year 2000 and its attendant technical issues. Furthermore, with the U.S. economy solid, interest rates low and inflation invisible, the environment remains right for financial stocks to advance. Should the U.S. economy slow and corporate profits shrink due to fallout from Asian economic problems, however, we'll be watching for signs of increasing problem loans, which are currently at very low levels.

"We witnessed mixed results from our insurance holdings..."


--------------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.

================================================================================

                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (4/30/97)
                                            ----    ---------
Cumulative Total Returns                   34.99%     51.73%
Average Annual Total Returns(1)            34.99%     43.06%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 34.82% and 42.77%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. Financial Industries Fund on April 30, 1997, before sales charge, and is equal to $15,173 as of June 30, 1998. The second line represents the value of the S&P 500 Stock Index and is equal to $14,427 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. Emerging Growth Fund

             Small-company stocks post moderate gains in first half
                         in a split personality market


Small-company stocks trudged higher over the past six months, although their gains were overshadowed by the progress of their larger-company counterparts. For the first half of 1998, the Russell 2000 Index of small-company stocks gained only 4.7%, compared to the 17.71% rise of the Standard & Poor's 500 Stock Index. That divergence confounded many observers, especially given all that small companies had going for them during the period: double-digit earnings increases, limited exposure to the turmoil in Asia and historically low stock prices relative to their large cousins. But several factors conspired to mute small-company stocks' returns. In light of the economic problems in Asia, investors increasingly sought out the liquidity -- the ease with which a stock can be bought or sold -- of large, well-known companies. Furthermore, foreign buyers bought record amounts of U.S. stocks, but overwhelmingly embraced the names they knew, like Coca-Cola, General Electric and Gillette.

   For the six-month period ended June 30, 1998, John Hancock V.A. Emerging Growth Fund had a total return of 9.18% at net asset value, compared to the average variable annuity small-cap fund's return of 7.06%, according to Lipper Analytical Services, Inc.
Historical performance information can be found on page 15.

Retailers, "CLECS" outperform; health care lags

As U.S. consumer demand boomed, retailers -- whose main business lies in the U.S. -- were among the biggest contributors to the Fund's performance during the period. A robust job market helped ignite strong consumer spending and boosted the performance of department store chain Stage Stores and sporting goods retailer Hibbetts. Both retailers have found success by serving small-town America.

   Competitive local exchange carriers -- dubbed "CLECs" -- were another of the Fund's best-performing groups. These telecommunications companies have quickly grabbed market share away from their regional Bell operating company competitors, because they provide small and mid-sized businesses with better services, such as sophisticated data transmission, at reduced prices.

"...gains were overshadowed by the progress of their larger-company counterparts."


--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Metromedia Fiber Network 1.1%
2. Micromuse 1.1%
3. Medallion Financial 1.0%
4. ProBusiness Services 1.0%
5. VeriSign 1.0%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members (l-r): Anurag Pandit, Bernice Behar and Lauren Allen.]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

"...small-cap stocks remain quite cheap."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 2% with the 10% at the top and 0% at the bottom. The first represents the 9.18% total return for John Hancock V.A. Emerging Growth Fund. The second represents the 7.06% total return for the Average variable annuity small-cap fund. A Footnote below reads "The total return for John Hancock V.A. Emerging Growth Fund is at net asset value with all distributions reinvested. The average variable annuity small-cap fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

The stock price of industry leader Intermedia Communications, for example, rose substantially during the period. On the other side of the scale were our health-care companies, which proved to be disappointing during the period. Often within the small-stock universe, bad news at one company can taint a larger group of stocks. In addition, one of our holdings, Respironix, a maker of respiratory devices, faltered because of changes in insurance reimbursement schedules. We sold the stock during the period.

Shift in technology holdings

We made some strategic changes among our technology holdings over the past six months. While we've maintained some hardware holdings that we think are market leaders, we've reduced our overall hardware stake and shifted our technology focus more toward software and service companies. While problems in Asia have dampened global computer sales, we project that the demand for software will continue to grow. Companies continue to emphasize software as a means to boost productivity, and that has helped our holdings in Advent Software, a maker of programs for financial analysis, and CBT group, which teaches businesses how to use various software programs through its training software. Another favorite is Aris Corp., a consulting company that provides implementation and training for Oracle-based programs.

Outlook

We remain optimistic about the prospects for stocks in general, and small-company stocks in particular. All the factors that have propelled the stock market over the past several years appear to remain in place -- economic growth is healthy, inflation is tame and consumer confidence is strong. We believe that for the balance of the year, interest rates may rise or fall in fits and starts, but the longer-term trend is for them to go lower. Interest rates are a critical factor for small growth companies since they tend to borrow to finance their growth. Lower interest costs, in turn, could translate into better profitability.

   As for small-company stocks, we think they are attractively priced and offer superior earnings growth rates relative to their large-company counterparts. Growth rates for small-company stocks are expected to be double those of the S&P 500 in 1998. Although small-cap stocks have the higher growth potential, they are currently trading at roughly the same price-earnings ratio as large-cap stocks. From a historical perspective, small-cap stocks remain quite cheap. We've said it before, and we continue to believe, that it's only a question of when, not if, the market ultimately rewards small companies for their higher growth potential and low prices.

================================================================================

                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   16.74%     13.23%
Average Annual Total Returns(1)            16.74%     7.00%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total returns for the one-year period and since inception would have been 15.50% and 5.08%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Emerging Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that contains Russell 2000 Index stocks with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Emerging Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Russell 2000 Index and is equal to $14,850 as of June 30, 1998. The second line represents the value of the Russell 2000 Growth Index and is equal to $13,487 as of June 30, 1998. The third line represents the value of a hypothetical $10,000 investment made in the V.A. Emerging Growth Fund on August 29, 1996, before sales charge, and is equal to $11,323 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                   BY BARBARA FRIEDMAN, CFA, PORTFOLIO MANAGER

                                  John Hancock
                         V.A. Special Opportunities Fund

           Stocks advance amid volatility; mid-caps lag larger stocks

"...three largest concentrations in the financial, technology and health-care sectors."

Stocks continued their forward march over the last six months, overcoming stiff headwinds later in the period. In fact, most of the market's gains came in the first quarter, when the market shrugged off fears of fallout from Asia's financial ills and the remained ideal. But after rallying to new highs in April, stocks retrenched amid concerns that prices were too high and in reaction to renewed concerns about Asian contagion. In this nervous environment, investors both foreign and domestic flocked to the large, blue-chip stocks that were viewed as the safest haven. As a result, mid-cap stocks -- which are the Fund's primary focus -- lagged the overall market, returning 9.13%, as measured by the Russell Midcap Index, compared to the Standard & Poor's 500 Stock Index's 17.71% advance, including reinvested dividends.

   It was a good environment in which to launch John Hancock V.A. Special Opportunities Fund on January 2, 1998. Mid-cap stocks were attractively priced after lagging the market, and as we began initiating positions in January, stocks were tumbling in reaction to Asian fears. That helped us buy low and participate fully in the subsequent rally. From inception through June 30, 1998, the Fund posted a total return of 14.00% at net asset value, compared to the 13.40% return of the average variable annuity mid-cap fund, according to Lipper Analytical Services, Inc.

Strategy and sector choices

The Fund seeks long-term capital appreciation by investing in stocks within industry sectors that we believe have the potential for above-average earnings growth. Under normal circumstances, at least 75% of the Fund will be invested in five or fewer sectors. Within these sectors, the Fund targets predominately mid-sized companies with market capitalizations between $750 million and $6 billion that offer solid earnings prospects. In considering our sectors, we generally view the top three groups as longer-term areas of concentration, although individual stocks within those sectors will change depending on specific company fundamentals and stock valuations. The other two sectors could rotate more frequently, depending on market and economic dynamics.

   To date, we have established our three largest concentrations in the financial, technology and

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. EMC Corp. 1.9%
2. NEXTLINK Communications 1.6%
3. Unisys 1.6%
4. Keane 1.6%
5. Cambridge Technology Partners 1.6%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members (l-r): Barbara Friedman, Ben Hock, Lisa Welch and John Golden.]
--------------------------------------------------------------------------------

================================================================================

                  JOHN HANCOCK V.A. SPECIAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "From January 2, 1998 to June 30, 1998." The chart is scaled in increments of 5% with the 15% at the top and 0% at the bottom. The first represents the 14.00% total return for John Hancock V.A. Special Opportunities Fund. The second represents the 13.40% total return for Average variable annuity mid-cap fund. A footnote at the bottom reads: The total return for John Hancock V.A. Special Opportunity Fund is at net asset value with all distributions reinvested. The average variable annuity mid-cap fund is tracked by Lipper Analytical Services, Inc."]
--------------------------------------------------------------------------------

health-care sectors. Together they accounted for more than 65% of the Fund's net assets. We also focused to a lesser degree on retail and consumer cyclical stocks, mainly media companies. Across the Fund, we also kept our sights on domestically oriented stocks that were less vulnerable to Asia's economic slowdown.

Technology, financials, healthcare

By the end of June, technology was our largest sector, at 31% of net assets. We focused on software companies and avoided the semiconductor and computer makers that have suffered from Asia's slowdown, a decline in personal computer demand and increased pricing pressures. Conversely, software companies continued to benefit from companies' use of technology software to realize productivity gains and cost savings. Among our top performers were EMC Corp., a leading computer storage company and Keane, Inc., a software company helping corporations deal with year 2000 compliance issues.

   In the financial sector, at 22% of the Fund, we had a diverse array of stocks, including regional banks, insurance companies --both life and property and casualty -- and financial service companies. We believe the ongoing industry consolidation bodes well for this sector. Financial stocks lagged the market in the last six months, taking a breather after a strong year-end run-up and a lack of takeover activity in the mid-cap arena. But we had a few good performers, such as Bermuda-based insurer Mid Ocean that was acquired by another company. A disappointment was Selective Insurance Group, which has yet to gain market recognition.

   Health-care stocks, at 13% of the portfolio, did particularly well. This sector has strong prospects, given that health-care spending will most likely rise as baby boomers age. Here, too, we held a broadly diverse basket of stocks, including pharmaceuticals, hospital companies, vitamin manufacturers and nursing home companies. One of our top choices was Mylan Laboratories, a generic drug company whose earnings are reflecting the rise in generic drug prices. Its stock price has risen by 50% since we bought it.

A look ahead

We are encouraged by the prospects for mid-cap stocks. Their earnings outlook is better than that of the large-cap universe, where stock prices have risen to expensive levels. At the same time, mid-cap stocks remain attractively valued, selling at a modest discount to the broader market. In our view, that combination represents a compelling scenario bound to attract investors' attention eventually. No matter what the market does next, we will continue to look for solid companies that have the potential to generate strong and consistent earnings growth.

"...mid-cap stocks remain attractively valued..."

--------------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.

================================================================================

                  JOHN HANCOCK V.A. SPECIAL OPPORTUNITIES FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                                    INCEPTION
                                                    (1/2/98)
                                                    --------
Cumulative Total Return                               14.00%
Average Annual Total Return(1)                        14.00%(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been 12.49%.
(2) Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Special Opportunities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Stock Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Special Opportunities Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $14,446 as of June 30, 1998. The second line represents the value of the Russell Midcap Growth Index and is equal to $13,784 as of June 30, 1998. The third line represents the value of a hypothetical $10,000 investment made in the V.A. Special Opportunities Fund on January 2, 1998, before sales charge, and is equal to $11,400 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                   BY BENJAMIN A. HOCK, JR., PORTFOLIO MANAGER

                                  John Hancock
                                V.A. Growth Fund

                Market advances, with strong first quarter gains
                            and second quarter strife


Recently, Benjamin A. Hock, Jr. assumed leadership of John Hancock V.A. Growth Fund's management team. Mr. Hock, a senior vice president at John Hancock Funds since 1994, has more than 24 years of experience in the investment business.

The stock market kept marching forward over the last six months, again reaching record highs. The real strides, however, took place mostly in the first quarter of 1998 in a relief rally that occurred after Asia's ills did not slow the economy down, as many feared it would. But Asian concerns permeated the second quarter, and the market moved mostly backward or in side steps instead of its earlier giant steps. In this period, the market consolidated its first quarter gains and analysts revised down corporate earnings estimates. Volatility increased as the dollar strengthened and the Japanese yen plummeted, rekindling worries that Asia's financial turmoil would indeed slow the U.S. economy and corporate profits in the second half of the year. Despite the market's fluctuations, the broad market as measured by the Standard & Poor's 500 Stock Index returned 17.71%, including reinvested dividends, through June.

   For the six months ended June 30, 1998, John Hancock V.A. Growth Fund posted a total return of 12.49% at net asset value, compared to the 16.23% return of the average variable annuity growth fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 21. We attribute the Fund's underperformance to its higher-than-average small-cap stock weighting. By the period's end, we had decreased the number of small-cap stocks in the Fund and increased its average capitalization. But having had small-cap exposure hurt us in the period, because these companies significantly lagged their larger brethren.

Three key sectors pay off

Over the last six months, the Fund maintained concentrations in three broad areas: consumer stocks, drug and technology companies, which together accounted for more than 60% of the Fund's net assets. In hindsight, the Fund would have benefited from an even bigger weighting in these

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Cisco Systems 3.4%
2. Microsoft 3.2%
3. American Express 3.2%
4. Schering-Plough 3.1%
5. General Electric 3.0%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

"...concentrations in three broad areas: consumer stocks, drug and technology companies..."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members (l-r): Lisa welch, Ben Hock, John Golden and Linda Miller.]
--------------------------------------------------------------------------------

================================================================================

                          JOHN HANCOCK V.A. GROWTH FUND

"In this volatile environment, the winners and losers are more likely than ever to part company."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with the 20% at the top and 0% at the bottom. The first represents the 12.49% total return for John Hancock V.A. Growth Fund. The second represents the 16.23% total return for Average variable annuity growth fund. A footnote at the bottom reads: The total return for John Hancock V.A. Growth Fund is at net asset value with all distributions reinvested. The average variable annuity growth fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

sectors. Consumer stocks such as Coca-Cola, PepsiCo., Gillette and Colgate-Palmolive, as well as retail holdings like department store Dayton Hudson, rode the crest of the strong U.S. economy, historically low unemployment and the rise in personal income. Steady consumer buying habits and declining commodity costs have also helped our food stocks, including Suiza and new additions Quaker Oats and Flowers Industries. After lagging the market for a long period, their valuations were also very attractive.

   The large drug companies, such as Merck and Schering-Plough, continued to see their fortunes boosted by an ongoing wave of new product offerings. In addition to their solid potential for steady earnings growth, these two sectors helped shelter the Fund from Asian fallout, since our consumer stocks are domestically oriented and the major drug companies derive much more of their revenues from the U.S. and Europe than they do from Asia. This focus helped the Fund, especially in the last two months of the period, both avoid major blowups and benefit from these sectors' gains.

   We kept our technology sights on software companies, avoiding the personal computer makers and semiconductor companies that are more vulnerable to the slowing demand for personal computers, pricing pressures from the sub-$1,000 personal computer market and the slowdown in Asia. By contrast, the demand keeps growing for software technology to help companies increase their productivity. Companies such as Cisco Systems, an important player in the world of networking; and Computer Sciences, an information technology consultant and systems integration specialist, have done well.

Outlook

We remain optimistic about the prospects for the economy, corporate profits and the stock market this year. The economy shows signs of continued growth, even if it does so at a slower rate as Asia's slowdown rubs off. Inflation shows no signs of emerging from hibernation and we believe it will remain that way. Within this positive context, however, we inject a note of caution. In this volatile environment, the winners and losers are more likely than ever to part company. We will keep our focus sharp and our hand selective in our choices both of individual stocks and sectors.

================================================================================

                          JOHN HANCOCK V.A. GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   28.27%     20.70%
Average Annual Total Returns(1)            28.27%     10.79%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 27.37% and 9.24%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $18,341 as of June 30, 1998. The second line represents the value of the V.A. Growth Fund, before sales charge, and is equal to $12,070 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                    BY TIMOTHY KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock
                           V.A. Growth and Income Fund

                    Led by large-company stocks, U.S. market
                        gets off to strong start in 1998

"Among the Fund's top contributors to performance were technology stocks."

Falling interest rates, continued low inflation, and a healthy economy added up to a near-perfect environment that sent stocks soaring in the first quarter of 1998. With Southeast Asia's financial problems causing few problems for U.S. companies, investors were optimistic. But volatility increased in the second quarter, as several companies announced weaker-than-expected earnings forecasts. Skittish investors once again headed for the safety of large-company stocks with predictable earnings growth. For the rest of the period, stocks moved sideways. But gains made early on were enough to push the Standard & Poor's 500 Stock Index -- a broad measure of market performance -- to a 17.71% return for the first half of the year.

Value strategy pays off

John Hancock V.A. Growth & Income Fund, which opened on January 2, 1998, also got off to a good start. A focus on large-company stocks helped the Fund deliver a 15.09% return, at net asset value, from inception through June 30, 1998. This was ahead of the average variable annuity growth and income fund, which returned 12.26% for the same period, according to Lipper Analytical Services, Inc.

   The key to these results was our disciplined value strategy. In managing the Fund, we look for companies that are poised to post impressive earnings, whose stocks are selling for less than we think they're worth. We particularly like stocks with substantial and sustainable cash flow that have the potential for a catalyst that would unleash the stock's full potential. Our focus is on stocks with outstanding shares worth more than $1 billion that we can hold for long-term appreciation. During the Fund's first six months of operation, new assets came in quickly. Our discrimination and long-term focus meant we had higher cash levels than normal throughout the period. While this lowered risk, it also held back performance somewhat. But our stock picks helped us make up ground, allowing us to outperform our peers for the six-month period.

Technology and insurance lead

Among the Fund's top contributors to performance were technology stocks. We focused pri-

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Triton Energy Ltd. 5.7%
2. KLM Royal Dutch Airlines 5.3%
3. Washington Post Co. 4.8%
4. Camco International 4.7%
5. Niagara Mohawk Power Corp. 4.5%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members (l-r): Tim Keefe, Tim Quinlisk and Lisa Welch.]
--------------------------------------------------------------------------------

================================================================================

                    JOHN HANCOCK V.A. GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "From January 2, 1998 to June 30, 1998." The chart is scaled in increments of 5% with the 20% at the top and 0% at the bottom. The first represents the 15.09% total return for John Hancock V.A. Growth and Income Fund. The second represents the 12.26% total return for Average variable annuity growth and income fund. A footnote at the bottom reads:
The total return for John Hancock V.A. Growth and Income Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper Analytical Services, Inc."]
--------------------------------------------------------------------------------

marily on software and service companies, avoiding hardware companies that faced problems related to Southeast Asia's turmoil. One of our larger investments was Electronic Data Systems (EDS), a leading provider of outsourced technology services. We bought the stock when it was down because of short-term problems with its largest client. The stock bounced back as the other 75% of its business continued to hit on all cylinders. Galileo International, another large position, is a leader in computer airline reservation systems. Fears that Southeast Asia's troubles would result in fewer bookings temporarily hurt the stock price. When this never happened, the stock took off.

   Insurance stocks -- 17% of the Fund's net assets -- also did well for us. We focused on strong companies whose stock prices were unfairly hurt by weak pricing in the industry. Among them were Executive Risk, a specialty insurer that was spun off from Aetna; Mercury General, a low-cost provider of auto insurance; and Ace Ltd., a Bermuda-based reinsurer.

   Energy stocks turned in disappointing results. However, historically low valuations -- stock prices relative to earnings and other measures -- along with the prospect of rising oil prices made the sector attractive from a buying perspective. We chose companies like Triton Energy Ltd., our number one stock holding. Triton is an exploration and production company with two major discovery fields in emerging-market countries. Both emerging-market fears and the rapid drop in oil prices have hurt the stock's price. But we're optimistic that investors will recognize the stock's true worth now that the company's assets are up for sale.

More volatility ahead

We expect the market to remain choppy for the rest of 1998. Business conditions are becoming more challenging, as price competition stiffens and Asia's problems spread. And earnings growth -- while still strong -- is not as good as it has been. With the market near all-time highs, investors are quickly punishing the stocks of companies that fail to meet earnings expectations. Fortunately, increased volatility benefits bargain hunters. Short-term events and industry-wide problems can easily cloud the outlook for companies with great prospects. But this gives us a chance to acquire these companies at compelling valuations. Especially in times of heightened uncertainty, we believe our disciplined value-oriented strategy will help provide shareholders with above-average returns at below-average risk.

"Fortunately, increased volatility benefits bargain hunters."

================================================================================

                    JOHN HANCOCK V.A. GROWTH AND INCOME FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                                    INCEPTION
                                                    (1/2/98)
                                                    --------
Cumulative Total Return                               15.09%
Average Annual Total Return(1)                        15.09%(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been 14.76%.
(2) Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Growth and Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Growth and Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on January 2, 1998, and is equal to $14,446 as of June 30, 1998. The second line represents the value of the V.A. Growth and Income Fund, before sales charge, and is equal to $11,509 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

            BY STEPHEN LANZENDORF, FOR THE PORTFOLIO MANAGEMENT TEAM

                         John Hancock V.A. Independence
                                  Equity Fund

  Stocks surge forward in the first quarter, stall in the second on Asian fears

The same positive forces that have propelled the stock market for the last several years remained at work over the last six months. The U.S. economy grew more strongly than expected, calming investors' concerns about Asia, at least in the first quarter. Interest rates were stable and inflation was non-existent. However, the last two months of the period proved to be more challenging. Asian financial markets had once again become shaky, and U.S. companies with exposure to Asia began to report disappointing earnings. Between mid-May and mid-June, the major market indexes fell by 4% to 7%, then rallied briefly to end the second quarter with only slight advances.

   The first quarter rally, however, enabled the Standard & Poor's 500 Stock Index to return 17.71% in the last six months, including reinvested dividends, a performance many did not expect for the entire year. John Hancock V.A. Independence Equity Fund participated fully in the market's advance. In addition to strong stock selection, the Fund was helped by the fact that the S&P 500 outperformed the Dow Jones Industrial Average, which returned 14.13%. Although investors still favored large-capitalization stocks, the better relative performance by the S&P indicated some broadening of investor preferences that benefited the Fund's diversified holdings.

   For the six months ended June 30, 1998, the Fund posted a total return of 19.86% at net asset value, outpacing both the S&P and the 12.26% return of the average variable annuity growth and income fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 27.

Consumer stocks pay off

The Fund's objectives of growth and income continued to be well served by its disciplined investment strategy, combining in-depth fundamental analysis with computer modeling to identify companies with improving fundamentals and inexpensive stock prices. Many consumer-related companies met these criteria in the first half of 1998, just as consumer confidence was high. Auto manufacturers Ford and Chrysler were strong contributors to Fund performance, as were apparel companies like Tommy Hilfiger and Jones Apparel. Specialty retailers like Home Depot, Staples and Lowe's benefited not only from strong consumer spending,

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Procter & Gamble 3.5%
2. Microsoft 2.7%
3. General Electric 2.6%
4. United Technologies 2.3%
5. Travelers Group 2.2%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

High consumer confidence boosted consumer-related stocks.


--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members (l-r): Coreen Kraysler, David Canavan, Jane Shigley, Jeff Saef and Stephen Lanzendorf.]
--------------------------------------------------------------------------------

================================================================================

                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

"...we expect the trend of broader participation in market rallies to continue..."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with the 20% at the top and 0% at the bottom. The first represents the 19.86% total return for John Hancock V.A. Independence Equity Fund. The second represents the 12.26% total return for Average variable annuity growth and income fund. A footnote at the bottom reads:
The total return for John Hancock V.A. Independence Equity Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

but also from the fact that their revenues are derived mainly in the United States.

   In the technology area, we were able to avoid some of the semiconductor and other computer hardware companies that might be hurt by the slowdown in Asia. Instead, we owned software companies like Lucent Technologies, which has maintained a strong market position in a very competitive environment.

   Finally, many of our financial stocks performed well, buoyed by industry consolidation, including the recently announced mega-merger of Travelers and Citicorp., both Fund holdings. Other strong performers included merger candidate General Re, as well as Morgan Stanley, Dean
Witter, Discover.

Energy, chemicals disappoint

The Fund's performance was hurt by our energy investments in such stocks as Arco, which we sold during the period, and Phillips Petroleum, because of weak crude oil prices. The chemical industry also suffered from weak commodity prices. Our interest in the sector was limited to specialty chemical companies, such as Air Products & Chemicals, which performed well relative to other stocks in the industry, but was disappointing on an absolute basis.

   Regulatory uncertainty clouded the prospects of many telecommunications companies, including AT&T. Its recently announced merger got a lukewarm reception and weakened its stock, because it was unclear how quickly regulators would allow the company to implement its plans to enter the local telephone service markets.

Outlook

We believe the stock market can continue to do well if the economy continues to grow and interest rates and inflation stay roughly at current levels. That said, we expect to see more companies announce lower-than-expected results for the third quarter and therefore believe it's still too early to buy companies with significant exposure to Asia. However, the more domestically oriented sectors that did well in the first half of the year, such as healthcare, specialty retailing and financial services, should continue that trend in the second half. We're watching the energy sector. If, as we suspect, the weakness in energy prices is only temporary, energy stocks might be reaching attractive levels.

   Finally, we expect the trend of broader participation in market rallies to continue, as investors recognize the discrepancy in value between smaller and mid-sized company stocks and the leading large-company names. This scenario would be favorable for broadly diversified portfolios like John Hancock V.A. Independence Equity Fund. Regardless of the market's moves, we will stay focused on companies whose stock prices are attractive and whose business prospects are improving.

================================================================================

                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   34.71%     75.08%
Average Annual Total Returns(1)            34.71%     35.68%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 34.34% and 34.70%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Independence Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Independence Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $18,341 as of June 30, 1998. The second line represents the value of the V.A. Independence Equity Fund, before sales charge, and is equal to $17,508 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

        BY JOHN F. SNYDER, III, AND BARRY EVANS, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                          V.A. Sovereign Investors Fund

                With difficulty, market moves up on the strength
                           of a narrow group of stocks

"It's particularly important to own strong companies in the current economic environment."

The first half of the year has been challenging for both the economy and the investment markets due to political and economic unrest in Asia, the recession and corrupt business practices in Japan and Russia, and price deflation for many commodities. On the positive side, however, high U.S. employment levels and strong wage growth have driven consumer confidence to high levels.

   Despite the volatility, the equity market has provided strong returns for investors. Since the start of the year, the Standard & Poor's 500 Stock Index has gained 17.71%. The market's strong upward trend, however, has not been driven by the broad market, but instead by a narrow group of stocks. Technology stocks, in particular, have been one of the market's strongest sectors, rebounding sharply after their dismal fourth-quarter performance. Dell Computer, for example, is up 120%, Apple Computer, 119%, Lucent Technologies, 108% and Unisys, 104%.

Performance review

John Hancock V.A. Sovereign Investors Fund turned in solid returns during the first half of 1998. However, the Fund's performance trailed the average variable annuity equity income fund, primarily because we own almost no technology stocks, unlike many of our peers. It's not that we don't like technology stocks, they simply don't meet our primary investment criterion. The Fund focuses on companies with a long record of increasing their dividends, and most technology stocks simply don't meet this criterion.

   For the six months ended June 30, 1998, John Hancock V.A. Sovereign Investors Fund returned 8.43% at net asset value, compared to the 10.64% return of the average variable annuity equity income fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 30.

Focus on industry leaders

Companies that make up the "dividend performers" universe share one common characteristic: they dominate the markets in which they compete. As the economy slows, it will become more difficult for companies with poor fundamentals to show attractive sales and earnings growth. Conversely, these dominant companies will be

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Dayton Hudson 2.9%
2. Unum 2.9%
3. Masco 2.7%
4. Ameritech 2.5%
5. Pentair 2.4%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - V.A. Sovereign Investors Fund management team members (l-r):.John Snyder, Barry Evans and Jere Estes.]
--------------------------------------------------------------------------------

================================================================================

                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with the 15% at the top and 0% at the bottom. The first represents the 8.43% total return for John Hancock V.A. Sovereign Investors Fund. The second represents the 10.64% total return for Average variable annuity equity income fund. A footnote at the bottom reads: The total return for John Hancock V.A. Sovereign Investors Fund is at net asset value with all distributions reinvested. The average variable annuity equity income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

able to take market share, control industry pricing, expand into new markets, acquire new lines of business, develop new products and services, and grow earnings faster than their industry cohorts. It's particularly important to own strong companies in the current economic environment. Below are examples of companies that we believe will be the winners in a slowing economy.

   Home Depot is the world's largest home-improvement retailer and is among the top 10 retailers in the United States Home Depot's dominance is obvious when compared to its nearest competitor, which had less than half of Home Depot's sales in 1997. Even with such a dominant market position, Home Depot's market share is only approximately 25% of the domestic do-it-yourself market, providing significant growth opportunities.

   Interpublic Group is the second largest advertising holding company worldwide. In addition to owning premier ad agencies like McCann-Erickson, Interpublic has branched out into non-traditional businesses like direct marketing, public relations and sports marketing. The U.S. advertising industry is in the midst of a long expansion, and growth in Europe is also picking up. Interpublic has achieved an impressive acceleration of new business wins over the past three years and has grown earnings 14% annually over the past five years.

Outlook

With the market flirting with new highs, it does not take much courage to predict that the upward spiral will continue for a while. The economy has been stronger than expected and so has the flow of funds into stocks from both domestic and foreign sources. Inflation has been -- and will continue to be -- benign. However, we do believe that the strong economic underpinnings that provided good corporate earnings last year are disappearing. If this is the case, the market expansion will not be able to continue. Valuations are already extended in a number of areas, including those companies that have been driving the S&P 500 and Nasdaq indexes.

   The reasons for benign inflation are the very same reasons for our concern about corporate profits in the second half of the year. Global competition has taken almost all of the power to set prices away from corporations and given it to the consumer. Therefore, growth in corporate profits will have to come from increased efficiencies. This suggests substantially slower profit growth.

   We continue to believe that this is the sweet spot of the economic cycle for the stable growth companies. As corporate earnings growth abates, the economy is likely to show signs of slowing in the second half of 1998. We believe companies that historically have been able to grow their earnings consistently -- that is, "dividend performers" -- will be able to do so through an economic slowdown.

"...this is the sweet spot of the economic cycle for the stable growth companies."

================================================================================

                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
Cumulative Total Returns                   21.73%     50.81%
Average Annual Total Returns(1)            21.73%     25.08%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 21.57% and 24.37%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $18,341 as of June 30, 1998. The second line represents the value of the V.A. Sovereign Investors Fund, before sales charge, and is equal to $15,081 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                  BY BARRY EVANS, CFA, AND ROGER HAMILTON, CFA,
                          FOR THE RISK MANAGEMENT GROUP

                                  John Hancock
                               V.A. 500 Index Fund

                Index posts strong returns, stocks uneven returns

The S&P 500 Index -- a broad measure of the stock market's performance -- did extremely well during the first half of 1998, posting a 17.71% gain, including reinvested dividends. In a repeat of 1997, the environment for S&P 500 stocks was quite favorable. Inflation remained low, interest rates drifted lower and the U.S. economy showed impressive resilience in the face of Asian economic turmoil. In fact, it was a surprise to many observers that the Asian fallout turned out to be beneficial, rather than harmful, for a handful of stocks that make up the S&P 500 Index. Investors worried that a slowdown in the Far East would translate into slower economic growth here at home and slower corporate earnings. Despite recent evidence that earnings have slowed somewhat, global investors fleeing overseas stocks increasingly sought out the large, well-known S&P 500 names in what amounted to a classic "flight to quality." However, there was a widening gap between the handful of stocks reaping fat rewards --such as the most liquid, recognizable companies -- and those left behind in a narrowing market. The companies comprising the largest 10% by market value rose nearly 26% during the first half, while the remainder gained just 9.5%.

Performance and strategy review

For the six months that ended June 30, 1998, John Hancock V.A. 500 Index Fund had a total return of 17.59% at net asset value. By comparison, the average variable annuity S&P 500 Index objective fund had a total return of 17.42%, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 33.

   Our goal is to have the Fund's holdings closely track that of the S&P 500 Index, and minimize transaction costs -- the costs associated with buying and selling shares of stock. Shareholders may recall that the Fund's small size prevented us from buying all 500 stocks contained in the Index in the early months of its existence last year. To do so would have burdened the Fund with fairly high transaction costs, potentially curtailing its performance.

   By January 1998, however, the Fund had grown enough to invest efficiently in all 500 component stocks. This more complete basket of stocks meant that the Fund's performance more closely tracked the S&P 500 Index over the past six months.

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. General Electric 2.9%
2. Microsoft 2.6%
3. Coca-Cola 2.0%
4. Exxon 1.7%
5. Merck 1.5%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------


"...several computer makers were at the top of the leader board."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Barry Evans (l) and Roger Hamilton (r).]
--------------------------------------------------------------------------------

================================================================================

                        JOHN HANCOCK V.A. 500 INDEX FUND

"Our long-term outlook for S&P 500 stocks is fairly optimistic."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with the 20% at the top and 0% at the bottom. The first represents the 17.59% total return for John Hancock V.A. 500 Index Fund. The second represents the 17.42% total return for Average variable annuity S&P 500 Index objective fund. A footnote at the bottom reads: The total return for John Hancock V.A. 500 Index Fund is at net asset value with all distributions reinvested. The average variable annuity S&P 500 Index fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

Although there are almost daily changes in the Index's composition, we re-balance the Fund's holdings less frequently to keep our transaction costs at a minimum. When money comes into the Fund that cannot immediately be deployed into the S&P 500 components in a cost-effective manner, we buy S&P 500 Stock Index futures. These securities serve as a proxy for stocks in the Index and allow us to participate in the Index's performance without the transaction costs that would be incurred in buying individual stocks.

S&P winners, losers

Despite slowing demand for computers worldwide, several computer makers were at the top of the leader board. Dell Computer's stock price surged more than 120% in the first half of 1998, thanks to fast-growing market share gains. A close second was Apple Computer stock, which saw a 119% rebound after suffering a miserable 1997. The rising demand for communications equipment helped boost the number three and five best performers, Lucent Technologies and Ascend Communications. Rounding out the top 10 were Unisys in fourth place, with Beneficial, Ford Motor, Gap, Providian Financial and Lowe's in the sixth through tenth places. The biggest disappointment during the period was National Semiconductor, which fell almost 50% as a worldwide inventory glut of semiconductor chips kept a lid on demand. Another bad performer was Cendant, which was down roughly 40% due in large part to questions about accounting practices.

Outlook

Our long-term outlook for S&P 500 stocks is fairly optimistic. We expect interest rates and inflation -- which have been primary ingredients in the recent bull market -- to remain low. In addition, we believe that baby boomers will continue to invest money in the market as they prepare for their retirements. But we wouldn't rule out the chance of a more near-term stock market correction. It's been a rather long time since we've had one, and history shows that market corrections do tend to occur with some regularity. As for the Fund, we'll continue to seek to closely track the performance of the S&P 500 Index -- whether it posts further gains, remains flat or experiences losses.

================================================================================

                        JOHN HANCOCK V.A. 500 INDEX FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   28.97%     69.78%
Average Annual Total Returns(1)            28.97%     33.43%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 28.72% and 33.10%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. 500 Index Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $18,341 as of June 30, 1998. The second line represents the value of the V.A. 500 Index Fund, before sales charge, and is equal to $16,978 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. Sovereign Bond Fund

                Pockets of uncertainty challenge the bond market,
                          but bonds still gain ground

"...we steered the Fund toward a more defensive orientation..."

   Investing in fixed-income securities presented some interesting challenges during the past six months. At a quick glance, the investment environment for bonds seemed ideal. Indeed, there were many favorable factors at work on the home front -- inflation was subdued, interest rates remained low, the economy continued to grow at a healthy pace, corporate earnings were strong, job creation was high and wage inflation remained moderate.

   A closer look, however, revealed pockets of uncertainty amid frequently unsettled world markets. The ongoing economic and currency woes of many Asian nations affected bonds across the fixed-income spectrum, both positively and negatively. Emerging-market bonds around the globe were the most sensitive to the Far East's volatility, and prices plunged with each new wave of political unrest and fiscal weakness. U.S. investment-grade corporate bonds and high-yield issues also experienced spells of downward pressure. Heavy new issuance supply met at times with lackluster demand as investors grew increasingly concerned that Asia's troubles might adversely affect corporate profitability and credit quality down the road. The prices of U.S. Treasury securities soared, on the other hand, as investors worldwide flocked to the relative safety of U.S. debt. In fact, near the period's end, the yield on the bellwether 30-year Treasury bond, which moves in the opposite direction of its price, traded below 5.6% -- the lowest it had been since the mid-1970s.

   Against this backdrop, the John Hancock V.A. Sovereign Bond Fund closed the semiannual period with positive results. For the six months ended June 30, 1998, the Fund posted a total return of 4.20% at net asset value. In comparison, the average variable annuity corporate debt A-rated fund returned 3.97%, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 36.

Conservative strategies favored

Throughout the period, we steered the Fund toward a more defensive orientation in several ways. We adopted a relatively neutral duration stance, keeping the Fund's average duration -- a measure of

--------------------------------------------------------------------------------
Pie chart at the bottom left column titled "Portfolio Diversification" There are four listings. Beginning from the top right the first represents Corporate bonds 34%, the second represents U.S. government & agencies 58%, the third represents Foreign governments 1%, The fourth represents Short-term Investments & other 7%. A footnote at the bottom states "As a percentage of net assets on June 30, 1998."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. The caption reads Jim ho (seated) and Fund management team members (l-r): Lester Duke, Beverly Cleathero and Seth Robbins]
--------------------------------------------------------------------------------

================================================================================

                      JOHN HANCOCK V.A. SOVEREIGN BOND FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 1% with the 5% at the top and 0% at the bottom. The first represents the 4.20% total return for John Hancock V.A. Sovereign Bond Fund. The second represents the 3.97% total return for Average variable annuity corporate debt A-rated fund. A footnote at the bottom reads: The total return for John Hancock V.A. Sovereign Bond Fund is at net asset value with all distributions reinvested. The average variable annuity corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

how sensitive a bond's price is to interest rate changes -- in line with its benchmark and peer group. When an opportunity presented itself, we upgraded our credit exposure on the corporate bond side, which accounted for 34% of the Fund's net assets. We also favored corporate bonds in sectors that stand to perform well regardless of economic swings, such as healthcare, utilities, media, and telecommunications. Merger and acquisition activity, deregulation, and consolidation have been the catalysts of change and opportunity in these industries. Holdings that have performed well for the Fund include Time Warner, TCI Communications -- the recent beneficiary of a merger with AT&T -- Nextel Communications, News America Holdings, Integrated Health Services, Cleveland Electric Illuminating, and Niagara Mohawk Power Corp.

   We've also lightened up on capital goods and cyclical credits, maintaining very little exposure to paper, steel, oil, and gas issues. As the period progressed, we slightly increased our emphasis on high-quality asset-backed securities, such as home equity loans, which have performed well. Our focus in the mortgage-backed securities area was on discount coupon mortgages -- those whose coupons are below current market rates -- as they tend to be relatively insulated from price swings in a declining rate environment.

Avoiding minefields

Clearly, the areas we avoided contributed to performance as much as the sectors in which we chose to invest. In-depth research played a critical role in our investment decisions and, ultimately, in how the Fund performed. For example, we had opportunistically sold most of the Fund's Asian positions late last summer when the turmoil had only just begun, leaving the Fund with very little exposure to emerging market bonds issued from the Far East as we entered fiscal 1998. Although the Fund was not immune to the effects of the currency debacle, we were able to sidestep much of the troubled debt. While the Fund's small investment in Latin American bonds has come under pressure in sympathy with Asian bonds, our research suggests that these portfolio holdings are well positioned to fully recover once investors' fears dissipate.

Outlook

As we enter the second half of fiscal 1998, we are upbeat about the prospects for fixed-income securities. The crisis in Asia may begin to put a drag on the domestic economy if exports begin to slow, and this, combined with a strong U.S. dollar, should help keep inflation low -- always a positive for bond investors. In fact, we would not be surprised if the Federal Reserve Board moves to cut short-term rates some time later this year, should the U.S. economy slow and require stimulation. Given such a possibility, we expect to maintain a duration-neutral strategy. The wild card continues to be the emerging markets and how their performance may influence that of domestic investment-grade corporate and high-yield bonds.

"...we are upbeat about the prospects for fixed-income securities."

================================================================================

                      JOHN HANCOCK V.A. SOVEREIGN BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   10.82%     18.92%
Average Annual Total Returns(1)            10.82%      9.90%

                                      YIELD

For the period ended June 30, 1998

                                                   SEC 30-DAY
                                                      YIELD
                                                      -----
John Hancock V.A. Sovereign Bond Fund                 5.46%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 9.54% and 8.09%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index--an unmanaged index that mirrors the investment objectives and characteristics of the Fund.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Sovereign Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the V.A. Sovereign Bond Fund, before sales charge on August 29, 1996, and is equal to $11,892 as of June 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Lehman Brothers Corporate Bond Index and is equal to $11,762 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                    BY FREDERICK CAVANAUGH, PORTFOLIO MANAGER

                                  John Hancock
                           V.A. Strategic Income Fund

           Muted inflation and lower interest rates spur global bonds

U.S. bonds of many types outpaced the global markets during the first six months of this year. The U.S. Treasury bond market was one of the world's top performers, thanks in part to low inflation, falling interest rates and strong demand, as investors increasingly sought them out as a safe haven against deepening economic problems in Asia. High-yield U.S. corporate bonds also enjoyed decent success, propelled by low interest rates, a healthy domestic economy and reasonably healthy corporate earnings. What's more, the demand for domestic high-yield corporates remained fairly strong even as supply grew to near-record levels. The period was witness to a historic development when 11 countries united to form the European Monetary Union (EMU) and a unified European currency -- the euro. And despite concerns to the contrary, EMU proved to be a positive for many European bonds. At the other end of the spectrum was emerging-market debt. As the Asian crisis deepened, money fled not only from the Pacific Rim bond markets, but from all emerging markets, whether linked to Asia or not.

Performance and strategy review

For the six months ended June 30, 1998, John Hancock V.A. Strategic Income Fund posted a total return of 4.61% at net asset value, surpassing the 3.58% return of the average variable annuity general bond fund, according to Lipper Analytical Services, Inc. For historical performance information, please see page 39.

   Our relatively large stake in high-yield corporate bonds was the main reason for our outperformance. In particular, Nextel Communications, a cellular/paging/dispatch company, and Casino America were among our biggest winners. Despite carrying the burden of being issued in an emerging market, Colombian cellular company Comunicacion Celular posted strong gains thanks to huge demand for its products and services. On the flip side, Goss Graphic Systems bonds suffered losses, despite having a record-breaking backlog for its products, when the company closed its French operations. Because we believe that U.S. economic growth could slow in the second half of the year, we've somewhat reduced our stake in high-yield U.S. corporate bonds. In particular, we've sold or pared back our holdings in lower-quality companies that we think may suffer declining profits during an economic downswing.

--------------------------------------------------------------------------------
TOP FIVE BOND SECTORS

1. Telecommunications 29%
2. U.S. government 20%
3. Media 8%
4. Foreign governments 7%
5. Leisure 5%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

"Our relatively large stake in high-yield corporate bonds was the main reason for our outperformance."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members. Standing (l-r): Lee Crockett, Roger Hamilton, Ted Hines and Carolee Bongiovi. Seated (l-r)- Beverly Cleathero and Fred Cavanaugh.]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 1% with the 5% at the top and 0% at the bottom. The first represents the 4.61% total return for John Hancock V.A. Strategic Income Fund. The second represents the 3.58% total return for Average variable annuity general bond fund. A footnote at the bottom reads: The total return for John Hancock V.A. Strategic Income Fund is at net asset value with all distributions reinvested. The average variable annuity general bond fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

   Another positive for the Fund's performance was our small stake in emerging-market debt. While we didn't dodge all the pain these markets suffered, we did sidestep a fair amount of the price decline that came this year. We've eliminated our stake in Brazilian bonds because inflation there is quite high and there's a lot of uncertainty surrounding the upcoming presidential election. We did, however, maintain our holdings in Argentina and Mexico, which have reasonable economic growth and manageable inflation rates. As a result of our sales of high-yield corporate bonds, our stake in U.S. Treasuries -- where we deployed the proceeds from the sales -- rose to 20% at the end of the period, up from 14% six months ago.

   Unfortunately, our stake in Western European bonds was limited primarily to those issued in the United Kingdom. While we saw strong gains from both corporate and government bonds there, the real action was in EMU countries. As they cut their deficits and lowered interest rates to meet the conditions of the monetary union, the prices of bonds in France, Spain and other member countries posted strong gains. With only one German bond in the portfolio, we missed most of the action there.

Outlook

In our view, the financial crisis in Asia will continue to plague the emerging markets. Although emerging-market bond prices have fallen dramatically, we don't yet see many compelling values arising in either Southeast Asia or Latin America. Until we do, we'll likely keep our emerging-market holdings at a low level. We also believe that continued weakness in Asia will ultimately mute economic growth in the U.S., although we feel that a recession is unlikely. Slower economic growth here at home will probably mean that inflation will stay in check. If a weaker-than-expected U.S. economy does materialize, the demand for high-yield corporate debt will most likely slow. In that event, we'll probably reduce our stake in high-yield U.S. corporate bonds in favor of further increasing our stake in U.S. Treasury securities.

"...continued weakness in Asia will ultimately mute economic growth in the U.S..."

================================================================================

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   10.50%     24.44%
Average Annual Total Returns(1)            10.50%     12.65%

                                      YIELD

For the period ended June 30, 1998

                                                   SEC 30-DAY
                                                      YIELD
                                                      -----
John Hancock V.A. Strategic Income Fund               8.01%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been10.20% and 12.07%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index--an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. Strategic Income Fund, before sales charge, and is equal to $12,444 as of June 30, 1998. The second line represents the value of the Lehman Government/Corporate Bond Index on August 29, 1996, and is equal to $11,963 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                 BY ARTHUR CALAVRITINOS, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. High Yield Bond Fund

                High-yield bonds advance in a volatile six months

"...we began establishing positions across many industries..."

High-yield bonds rode a roller coaster over the last six months, but ended the period posting decent gains. Driving the ups and downs were the Asia currency and financial woes that began hitting world markets late last year. As 1998 began, investors were just calming down from their year-end jitters, and high-yield bonds were boosted in February and March by the robust U.S. economy and tame inflation. With interest rates staying low, and even falling, demand for high-yield bonds grew as investors sought higher levels of current income. But high-yield bonds, both foreign and domestic, came under pressure again in May and June. Asian uncertainties grew, marked by a change in government in Indonesia and the falling Japanese yen, and Russia emerged as another currency and economic weak point. With all the turmoil, investors preferred the safe-haven status of U.S. Treasury bonds. Despite the turbulence, high-yield bonds returned 4.50% during the period, as measured by the Lehman Brothers High-Yield Bond Index.

   Into this volatile environment, which is often typical in this higher-risk sector of the bond market, John Hancock V.A. High Yield Bond Fund was launched on January 2, 1998. From inception through June 30, 1998, the Fund posted a total return of 1.94% at net asset value, compared to the average variable annuity high current yield fund's 4.58% return, according to Lipper Analytical Services, Inc. The Fund's lag can be attributed to higher-than-usual levels of cash during these early months in the life of the Fund.

Strategy

The Fund seeks a high level of current income and a competitive total return by investing in companies across the broad high-yield bond market. We look for companies whose business prospects make them worth the extra risk we're taking. High-yield companies pay investors a greater yield to compensate for the added risk of buying bonds rated below investment grade (BB or lower). These companies receive a lower rating because they are considered more likely to encounter difficulties servicing their debt.

   We take a value-based approach to investing, preferring to buy companies at times when their bonds are relatively underpriced. We emphasize companies with real assets and solid earnings potential. We also look for companies and industries where there

--------------------------------------------------------------------------------
TOP FIVE SECURITIES

1. P&L Coal Holdings 3.4%
2. Waste Systems International 3.4%
3. Gaylord Container Corp. 3.2%
4. Abitibi-Consolidated 2.7%
5. Nextel Communications 2.6%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members. Standing (l-r): Janet Clay, Fred Cavanaugh, Jamie Kellogg and Lester Duke. Seated (l-r)- Geoff Plume and Arthur Calavritinos.]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK V.A. HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "From January 2, 1998 to June 30, 1998." The chart is scaled in increments of 1% with the 5% at the top and 0% at the bottom. The first represents the 1.94% total return for John Hancock V.A. High Yield Bond Fund. The second represents the 4.58% total return for Average variable annuity high current yield fund. A footnote at the bottom reads: The total return for John Hancock V.A. High Yield Bond Fund is at net asset value with all distributions reinvested. The average variable annuity high current yield fund is tracked by Lipper Analytical Services, Inc."]
--------------------------------------------------------------------------------

are catalysts at work to help unlock potential, such as mergers and industry consolidation. Our strength lies in our rigorous fundamental research and our in-depth knowledge of the industries in which our companies operate. Sometimes, that leads us to companies that do not issue high-yield bonds, at which point we may selectively choose to take advantage of the Fund's ability to own stock.

   During the Fund's first six months, we began establishing positions across many industries, including telecommunications, steel, gaming and airlines. An example of our strategy at work is in our paper holdings, where we believe in the long-term potential of the group. There, we've focused on two areas: the world-class, low-cost pulp producers such as Indonesian producer Asia Pulp & Paper, (APP International Finance) and companies with niche paper products, such as Repap New Brunswick, a producer of lightweight coated paper for magazines. It has just the profile we look for: great tangible assets, solid niche positions, the potential for mergers and acquisitions and increasing cash flow. Another niche market with perhaps the most attractive fundamentals is newsprint -- a consolidating industry with no new source of supply. As a result, companies such as Abitibi-Consolidated have tremendous pricing power. Indeed, shortly after the period ended, Abitibi announced a strategic alliance with a South Korean newsprint company that should further enhance its position.

Outlook

We are keeping our outlook cautious for high-yield bonds. We remain encouraged by the prospects of strong demand for high-yield bonds and by the vibrant U.S economy. Yet the horizon is not without its potential storm clouds. More high-yield companies are missing their earnings targets and there has been an uptick in defaults, albeit off a very low base. We're also monitoring the impact of Asia on the U.S. economy this year. In this environment, we will continue to search for solid companies that we can buy at attractive prices and hold, with an eye toward both high current income and appreciation potential.

"We are keeping our outlook cautious for high-yield bonds."


--------------------------------------------------------------------------------
See the Fund's prospectus for a detailed discussion of the risks of investing in high-yield bonds.

================================================================================

                     JOHN HANCOCK V.A. HIGH YIELD BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                                    INCEPTION
                                                    (1/2/98)
                                                    --------
Cumulative Total Return                               1.94%
Average Annual Total Return(1)                        1.94%(2)

                                      YIELD

For the period ended June 30, 1998

                                                   SEC 30-DAY
                                                      YIELD
                                                      -----
John Hancock V.A. High Yield Bond Fund                9.64%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been 1.69%.
(2) Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index--an unmanaged index of fixed-income securities that are similar, but not identical to the bonds in the Fund's portfolio. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Line chart with the heading V.A. High Yield Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the Lehman Brothers High Yield Bond Index and is equal to $13,005 as of June 30, 1998. The second line represents the value of the V.A. High Yield Bond Fund, before sales charge on January 2, 1998, and is equal to $10,194 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

        BY LAWRENCE J. DALY AND ANTHONY A. GOODCHILD, PORTFOLIO MANAGERS

                                  John Hancock
                              V.A. World Bond Fund

     Global bonds produce mixed results in increasingly volatile environment

World bond markets turned in a mixed performance over the last six months amid heightened turbulence. Continental Europe surprised investors by gaining significant ground, even though many expected otherwise after interest rates fell significantly there last year. But with the imminence of the European Monetary Union, countries working to gain entry continued lowering rates to spur their economies. The U.S. bond market also rallied, although not to Europe's extent. U.S. Treasuries in particular reaped the benefits of the flight to quality prompted by ongoing Asian financial turmoil. Near-perfect economic conditions, including a robust economy but tame inflation, also kept U.S. bond prices and interest rates fairly stable. Emerging-market bonds everywhere had begun to rebound from their Asian tumble as the year began, but were buffeted again as the period progressed by further currency problems in Asia, Russia and South Africa.

Performance and strategy review

Against this mixed backdrop, John Hancock V.A. World Bond Fund posted a total return of 1.72% at net asset value for the six months ended June 30, 1998, slightly below the 2.31% return of the average variable annuity global income fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 45. The Fund's underperformance was mainly because we were not invested in continental Europe when bonds there rallied in the first quarter. In addition, because the U.S. economy remained surprisingly strong, the Federal Reserve Board did not lower interest rates as we had thought it would in response to Asia. Although U.S. Treasuries -- where we had a good part of the Fund's assets -- performed well and protected us in the Asian aftermath, the European rally was greater.

   In currency terms, the Fund benefited from keeping the bulk of its assets -- 70% at the end of June -- in U.S. dollar-denominated bonds. This boosted performance as the dollar appreciated against most major currencies in a volatile time for currency markets. But we lost some ground in

--------------------------------------------------------------------------------
Pie chart at the bottom left column titled "Portfolio Diversification" There are five listings. Beginning from the top right the first represents United States 65%, the second represents Europe 15%, the third represents Latin America 11%, The fourth represents South Africa 2%. The fifth represents Short-Term Investments & Other 7%. A footnote at the bottom states "As a percentage of net assets on June 30, 1998."
--------------------------------------------------------------------------------

"...we kept our emphasis on U.S. bonds, although to a lesser degree than six months ago."


--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Anthony Goodchild (l) and Lawrence Daly (R), Portfolio Managers.]
--------------------------------------------------------------------------------

================================================================================

                        JOHN HANCOCK V.A. WORLD BOND FUND

"We remain cautious... about emerging markets."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 1% with the 4% at the top and 0% at the bottom. The first represents the 1.72% total return for John Hancock V.A. World Bond Fund. The second represents the 2.31% total return for Average variable annuity global income fund. A footnote at the bottom reads: The total return for John Hancock V.A. World Bond Fund is at net asset value with all distributions reinvested. The average variable annuity global income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

recent currency trades involving the Japanese yen. Our first position was against the yen and that served us well as the currency plunged for most of the period. We gave back all our gains, however, after the Federal Reserve unexpectedly intervened to prop up Japan's currency. Believing this action signaled true reform ahead, we established a small stake in yen, only to see no meaningful plans emerge and the yen start to slide again. We ended the period with a minimal and hedged yen position.

Bias toward U.S. bonds

Given the volatility in world markets, and the fact that Europe's markets didn't seem as attractive, with interest rates at low levels and poised to rise, we kept our emphasis on U.S. bonds, although to a lesser degree than six months ago. With real interest rates higher here than in Europe, and with the potential for them to move down further as the economy slows, we're hoping that by year-end, U.S. bonds will have gained enough ground to compensate us for missing the short-term opportunity in Europe. At the end of the period, 57% of the Fund's net assets -- down from 75% six months ago -- were invested in U.S. Treasuries and mortgage-backed securities issued by several U.S. government agencies.

   Toward the end of the period, we redeployed 18% of the Fund's net assets to Germany and its currency by buying a government bond and a U.S. bond issued by Ford Motor Credit Company and denominated in deutschemarks. We did this because we were able to get interest rates comparable to those of U.S. Treasuries and at the same time increase our exposure to the deutschmark. We believe that with German inflation low, and the new euro currency poised to keep European economic growth strong even as the U.S. potentially weakened, there is an opportunity for the mark to appreciate versus the dollar. We also kept a stake in the U.K. because yields there remain higher than in the rest of Europe. Our emerging-market stake stayed fairly steady at 13%, comprised of only dollar-denominated government bonds.

Mixed outlook

Our outlook for global bond markets is mixed. As Asia's troubles begin to more fully register, we expect the U.S. economy to slow, possibly allowing rates to fall further. Low inflation and interest rates and solid growth appear to remain the order of the day for Europe, with the new euro potentially posing an attractive counterpart to the dollar. We remain cautious, however, about emerging markets. While this year's currency and financial upheavals have created tremendous opportunities for selective investors, the waters remain very choppy. Our main concern is whether Japan can, and will, implement real structural reform to move its economy out of recession and aid the rest of Asia. Until prospects improve further, we'll maintain a defensive strategy.


--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

================================================================================

                        JOHN HANCOCK V.A. WORLD BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   3.35%      7.28%
Average Annual Total Returns(1)            3.35%      3.90%

                                      YIELD

For the period ended June 30, 1998

                                                   SEC 30-DAY
                                                      YIELD
                                                      -----
John Hancock V.A. World Bond Fund                     5.31%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 2.20% and 2.51%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. World Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index--an unmanaged index that provides a benchmark for bond market performance on a worldwide basis.

--------------------------------------------------------------------------------
Line chart with the heading V.A. World Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. World Bond Fund, before sales charge, and is equal to $10,729 as of June 30, 1998. The second line represents the value of the Salomon Brothers World Government Bond Index on August 29, 1996, and is equal to $10,632 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

               BY DAWN BAILLIE, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             V.A. Money Market Fund

      Dormant inflation, Asia turmoil keep Federal Reserve on the sidelines

"To the extent we were able, we kept the Fund's maturity longer than average..."

When the Fund's semiannual period began in January, the economy was growing at a healthy clip and seemed to shrug off the effects of financial turmoil in Asia. As a result, investors grew more concerned that the Federal Reserve would raise interest rates at its March meeting in order to cool the economy's jets and prevent an inflation outbreak. But the Fed held back, and chairman Alan Greenspan later made it clear that he would not make any changes to U.S. monetary policy without taking worldwide events into account. Indeed, as the period progressed, conditions in the Far East remained unsettled, including floundering Asian markets and Japan's plummeting currency and recession-bound economy. The region became the focal point of market concerns. Fears heightened that the worst wasn't over yet and that the U.S. economy would slow in the second half. That scenario would further bolster the Fed's sideline stance.

   As a result of the Fed's inaction in the last six months, money market yields remained fairly steady during the period, as the federal funds rate, which banks charge each other for overnight loans and which serves as a pricing benchmark for money market securities, remained at 5.50%. In June, however, money market yields fell somewhat along with all bonds in a rally prompted by foreign investors' increasingly seeking the safe haven of U.S. Treasury bonds.

   On June 30, 1998, John Hancock V.A. Money Market Fund had a 7-day effective yield of 5.01%. By comparison, the average taxable money market fund had a 7-day effective yield of 4.92%, according to Lipper Analytical Services, Inc.

Staying long

To the extent we were able, we kept the Fund's maturity longer than average throughout the entire six-month period. We took this aggressive stance because we continued to believe that inflation would remain in check and that the Fed would not take any action as long as Asia remained a wild card. Because the Fund's small size limited our ability to buy the full range of money market securities, we were not always able to maintain a longer-than-average maturity. Nonetheless, over the last six months we managed to keep the Fund's maturity in the range of two days shorter to five days longer than average. This strategy served us well by allowing us to lock in higher rates, especially before last month's rally when interest rates on longer-maturity bonds tumbled to their lowest level in years and also put pressure on money market yields.

A look ahead

As long as the economy remains in its near perfect mode -- solid growth, low interest rates and benign inflation -- and Asia still looms large over the market and the economy, we believe the Fed

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Fund management team members (l-r): Jeff Given, Dawn Baillie, Bill Larkin, Jr. and Barry Evans.]
--------------------------------------------------------------------------------

================================================================================

                       JOHN HANCOCK V.A. MONEY MARKET FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "7-DAY EFFECTIVE YIELD" at the top of left hand column. Under the heading is the footnote: "As of June 30, 1998." The chart is scaled in increments of 2% with the 6% at the top and 0% at the bottom. The first represents the 5.01% total return for John Hancock V.A. Money Market Fund. The second represents the 4.92% total return for the Average taxable money market fund. A footnote at the bottom reads: "The average taxable money market fund is tracked by Lipper Analytical Services, Inc. Past performance is no guarantee of future results."]
--------------------------------------------------------------------------------

will stay on the sidelines. Above all else, further events in Asia and the U.S. economy's growth rate hold the keys to the Fed's next moves. If the U.S. economy slows down in the second half of the year, we also could see some further decline in both interest rates and money market yields.

   In this environment, we will keep the Fund's maturity longer than average, believing the Fed will take no further action this year. Globally, we'll be watching Japan and the yen, whose continued fall could spell more trouble for other Asian currencies and economies worldwide. Domestically, we'll take our cues from the monthly economic data, including the important employment cost index number, which is an accurate measure of if and how a tight labor market and wage pressures are translating into inflation. As always, we'll stay focused on our goal of providing a competitive level of current income, while preserving stability of principal.

"...further events in Asia and the U.S. economy's growth rate hold the keys to the Fed's next moves."


--------------------------------------------------------------------------------
The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                           V.A.         V.A.           V.A.
                                                                      INTERNATIONAL   REGIONAL       FINANCIAL
                                                                           FUND      BANK FUND(1) INDUSTRIES FUND
                                                                       -----------  ------------  ---------------
Assets:
  Investments at value - Note D:
  Common stocks (cost - $4,856,049, $11,105,909, $40,397,984,
   $5,428,002, $1,091,350 and $5,538,991, respectively) .............   $5,376,970   $10,872,763     $44,939,742
  Preferred stocks and rights (cost - $178,308, none, none, none,
   none and none, respectively) .....................................      177,677            --              --
  Joint repurchase agreements (cost - $206,000, $1,420,000,
   $3,975,000, $41,000, $54,000 and $284,000, respectively) .........      206,000     1,420,000       3,975,000
  Corporate savings account .........................................           --           790             661
                                                                       -----------  ------------     -----------
                                                                         5,760,647    12,293,553      48,915,403
  Cash ..............................................................          367            --              --
  Foreign currency, at value (cost - $63,048, none, none, none,
   none and none, respectively) .....................................       63,074            --              --
  Receivable for investments sold ...................................        7,185        87,906         293,818
  Dividends and interest receivable .................................        8,038        14,178          87,209
  Foreign tax receivable ............................................        8,163            --              --
  Receivable from John Hancock Advisers, Inc. and affiliates -
    Note C ..........................................................       52,380            --              --
  Deferred organization expenses - Note B ...........................        6,766            --              --
  Other assets ......................................................           38            --             761
                                                                       -----------  ------------     -----------
                    Total Assets ....................................    5,906,658    12,395,637      49,297,191
                    ---------------------------------------------------------------------------------------------
Liabilities:
  Payable for forward foreign currency exchange contracts
    sold - Note B ...................................................          108            --              --
  Payable for investments purchased .................................       46,183       861,389          79,945
  Payable foreign withholding tax ...................................          766            --              --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C ....           --         4,656          32,429
  Accounts payable and accrued expenses .............................       30,062         4,914           4,339
                                                                       -----------  ------------     -----------
                    Total Liabilities ...............................       77,119       870,959         116,713
                    ---------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...................................................    5,237,968    11,755,165      44,354,896
  Accumulated net realized gain (loss) on investments,
   financial futures contracts and foreign
   currency transactions ............................................       33,934         3,050          79,474
  Net unrealized appreciation (depreciation) of
   investments, financial futures contracts and
   foreign currency transactions ....................................      520,392      (233,146)      4,541,762
  Undistributed net investment income (distributions
   in excess of net investment income) ..............................       37,245          (391)        204,346
                                                                       -----------  ------------     -----------
                    Net Assets ......................................   $5,829,539   $11,524,678     $49,180,478
                    =============================================================================================
Net Asset Value Per Share:
  (Based on 479,309, 1,204,218, 3,257,688, 582,701, 106,728
   and 536,460 shares, respectively, of beneficial interest
   outstanding - unlimited number of shares authorized with
   no par value) ....................................................       $12.16         $9.57          $15.10
=================================================================================================================

                                                                                        V.A.
                                                                          V.A.         SPECIAL         V.A.
                                                                        EMERGING    OPPORTUNITIES    GROWTH
                                                                       GROWTH FUND      FUND(2)        FUND
                                                                       -----------  -------------  -----------
Assets:
  Investments at value - Note D:
  Common stocks (cost - $4,856,049, $11,105,909, $40,397,984,
   $5,428,002, $1,091,350 and $5,538,991, respectively) .............  $6,470,129    $1,165,023    $6,272,698
  Preferred stocks and rights (cost - $178,308, none, none, none,
   none and none, respectively) .....................................          --            --            --
  Joint repurchase agreements (cost - $206,000, $1,420,000,
   $3,975,000, $41,000, $54,000 and $284,000, respectively) .........      41,000        54,000       284,000
  Corporate savings account .........................................         211           223           103
                                                                      -----------    ----------   -----------
                                                                        6,511,340     1,219,246     6,556,801
  Cash ..............................................................          --            --            --
  Foreign currency, at value (cost - $63,048, none, none, none,
   none and none, respectively) .....................................          --            --            --
  Receivable for investments sold ...................................      94,761        13,121         2,500
  Dividends and interest receivable .................................         967           684         2,889
  Foreign tax receivable ............................................          --            --             7
  Receivable from John Hancock Advisers, Inc. and affiliates -
    Note C ..........................................................       9,083            --
  Deferred organization expenses - Note B ...........................       6,766            --         6,766
  Other assets ......................................................          22            --            23
                                                                      -----------    ----------   -----------
                    Total Assets ....................................   6,614,526     1,242,134     6,568,986
                    -----------------------------------------------------------------------------------------
Liabilities:
  Payable for forward foreign currency exchange contracts
    sold - Note B ...................................................          --            --            --
  Payable for investments purchased .................................      21,517        12,585        83,042
  Payable foreign withholding tax ...................................          --            --            --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C ....          --            --         1,359
  Accounts payable and accrued expenses .............................      10,119        12,884         8,018
                                                                      -----------    ----------   -----------
                    Total Liabilities ...............................      31,636        25,469        92,419
                    -----------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...................................................   6,076,763     1,129,878     5,627,360
  Accumulated net realized gain (loss) on investments,
   financial futures contracts and foreign
   currency transactions ............................................    (522,962)       11,668       119,322
  Net unrealized appreciation (depreciation) of
   investments, financial futures contracts and
   foreign currency transactions ....................................   1,042,127        73,673       733,707
  Undistributed net investment income (distributions
   in excess of net investment income) ..............................     (13,038)        1,446        (3,822)
                                                                      -----------    ----------   -----------
                    Net Assets ......................................  $6,582,890    $1,216,665    $6,476,567
                    =========================================================================================
Net Asset Value Per Share:
  (Based on 479,309, 1,204,218, 3,257,688, 582,701, 106,728
   and 536,460 shares, respectively, of beneficial interest
   outstanding - unlimited number of shares authorized with
   no par value) ....................................................      $11.30        $11.40        $12.07
=============================================================================================================

  (1) Commenced operations on May 1, 1998.
  (2) Commenced operations on January 2, 1998.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities (continued)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                            V.A.           V.A.            V.A.            V.A.
                                                                        GROWTH AND     INDEPENDENCE     SOVEREIGN       500 INDEX
                                                                       INCOME FUND(1)  EQUITY FUND    INVESTORS FUND       FUND
                                                                       ------------    ------------   --------------   -----------
Assets:
  Investments at value - Note D:
  Common stocks (cost - $7,051,373, $13,498,567, $17,005,817
   and $12,298,015, respectively) ...................................    $7,401,092    $15,663,409      $19,328,049    $15,610,740
  U.S. government obligations (cost - none, none $2,446,719
    and none, respectively) .........................................            --             --        2,459,697             --
  Short-term investments (cost - $2,199,670, none, none and
    none, respectively) .............................................     2,199,670             --               --             --
  Joint repurchase agreements (cost - $55,000, $676,000,
   $2,288,000 and $2,355,000, respectively) .........................        55,000        676,000        2,288,000      2,355,000
  Corporate savings account .........................................           283            181              524             --
                                                                       ------------    -----------     ------------    -----------
                                                                          9,656,045     16,339,590       24,076,270     17,965,740
  Cash ..............................................................            --             --               --         91,067
  Receivable for investments sold ...................................            --         85,941               --             --
  Receivable for forward foreign currency exchange contracts
    sold - Note B ...................................................         1,027             --               --             --
  Dividends and interest receivable .................................         3,723         19,125           91,714         16,254
  Foreign tax receivable ............................................             9             74               --            188
  Receivable from John Hancock Advisers, Inc. and affiliates -
    Note C ..........................................................           734             --               --         12,472
  Deferred organization expenses - Note B ...........................            --          6,766            6,766          6,766
  Other assets ......................................................            --             39               48            113
                                                                       ------------    -----------     ------------    -----------
                    Total Assets ....................................     9,661,538     16,451,535       24,174,798     18,092,600
                    --------------------------------------------------------------------------------------------------------------
  Payable for investments purchased .................................     1,288,215        226,697          994,700             --
  Payable for variation margin - Note B .............................            --             --               --         19,125
  Payable foreign withholding tax ...................................            --             --               --             17
  Payable to John Hancock Advisers, Inc. and affiliates - Note C ....            --         10,548           11,873             --
  Accounts payable and accrued expenses .............................         6,085          5,860           12,773            489
                                                                       ------------    -----------     ------------    -----------
                    Total Liabilities ...............................     1,294,300        243,105        1,019,346         19,631
                    --------------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...................................................     8,001,455     13,452,720       20,936,771     13,509,306
  Accumulated net realized gain (loss) on investments, financial
   futures contracts and foreign currency transactions ..............        15,199        589,863         (122,002)     1,208,483
  Net unrealized appreciation of investments, financial futures
   contracts and foreign currency transactions ......................       350,747      2,164,842        2,335,210      3,354,351
  Undistributed net investment income (distributions in excess
    of net investment income) .......................................          (163)         1,005            5,473            829
                                                                       ------------    -----------     ------------    -----------
                    Net Assets ......................................    $8,367,238    $16,208,430      $23,155,452    $18,072,969
                    ==============================================================================================================
Net Asset Value Per Share:
  (Based on 729,837, 961,385, 1,582,585 and 1,226,191 shares, respectively, of beneficial interest outstanding - unlimited
   number of shares authorized with no par value) ...................        $11.46         $16.86           $14.63         $14.74
==================================================================================================================================

  (1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities (continued)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                    V.A.          V.A.        V.A.           V.A.           V.A.
                                                                  SOVEREIGN    STRATEGIC   HIGH YIELD     WORLD BOND    MONEY MARKET
                                                                  BOND FUND   INCOME FUND  BOND FUND(1)      FUND           FUND
                                                                 -----------  -----------  -----------   ------------   -----------
Assets:
  Investments at value - Note D:
  Common stocks (cost - none, $21,030, $484,148,
   none and none, respectively) ...............................          $--      $26,240     $395,203            $--           $--
  Bonds (cost - $5,947,492, $10,431,144, $4,838,575,
   $2,261,749 and none, respectively) .........................    5,988,229   10,427,284    4,760,648      2,292,968            --
  Preferred stocks and warrants (cost - $51, $220,978,
   $190,740, none and none, respectively) .....................          240      242,827      186,093             --            --
  Options (cost - none, none, none, $2,450 and none,
    respectively) .............................................           --           --           --          4,774            --
  Short-term investments (cost - none, none, none,
   none and $9,937,513, respectively) .........................           --           --           --             --     9,937,513
  Joint repurchase agreements (cost - $1,008,000,
   $56,000, $650,000, $153,000 and $838,000, respectively) ....    1,008,000       56,000      650,000        153,000       838,000
  Corporate savings account ...................................          881          617          107             --            --
                                                                 -----------  -----------  -----------   ------------   -----------
                                                                   6,997,350   10,752,968    5,992,051      2,450,742    10,775,513
  Cash ........................................................           --           --           --            487           396
  Foreign currency, at value (cost - none, none,
   $33,460, none and none, respectively) ......................           --           --       33,248             --            --
  Receivable for investments sold .............................      744,502      174,031       29,344        259,546            --
  Receivable for forward foreign currency exchange
   contracts purchased - Note B ...............................           --          118           --          1,468            --
  Dividends and interest receivable ...........................       95,897      208,504      110,144         29,875       138,268
  Receivable from John Hancock Advisers, Inc. and affiliates -
    Note C ....................................................        2,739           --        1,465            918            --
  Deferred organization expenses - Note B .....................        6,766        6,766           --          6,766         6,766
  Other assets ................................................           22           41           --             31            24
                                                                 -----------  -----------  -----------   ------------   -----------
                    Total Assets ..............................    7,847,276   11,142,428    6,166,252      2,749,833    10,920,967
                    ---------------------------------------------------------------------------------------------------------------
Liabilities:
  Distribution payable ........................................        1,075        2,393        1,796            373         1,465
  Payable for closed forward foreign currency exchange
    contracts - Note B ........................................           --           --           --         10,719            --
  Payable for forward foreign currency exchange contracts
   purchased - Note B .........................................           --           --           --          8,586            --
  Payable for forward foreign currency exchange contracts
    sold - Note B .............................................           --        4,176           39          3,412            --
  Payable for investments purchased ...........................    1,383,911      279,531      127,416        260,697            --
  Payable to John Hancock Advisers, Inc. and affiliates -
    Note C ....................................................           --        3,521           --             --         3,532
  Accounts payable and accrued expenses .......................        8,987        8,474        7,863          8,440         5,832
                                                                 -----------  -----------  -----------   ------------   -----------
                    Total Liabilities .........................    1,393,973      298,095      137,114        292,227        10,829
                    ---------------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in .............................................    6,342,418   10,801,036    6,214,267      2,477,696    10,910,138
  Accumulated net realized gain (loss) on investments,
   futures contracts and foreign currency transactions ........       69,341       20,812      (10,239)       (12,618)           --
  Net unrealized appreciation (depreciation) of investments, financial futures contracts and foreign currency
   transactions ...............................................       40,925       16,016     (171,447)        10,883            --
  Undistributed net investment income (distributions in
   excess of net investment income) ...........................          619        6,469       (3,443)       (18,355)           --
                                                                 -----------  -----------  -----------   ------------   -----------
                    Net Assets ................................   $6,453,303  $10,844,333   $6,029,138     $2,457,606   $10,910,138
                    ===============================================================================================================
Net Asset Value Per Share:
  (Based on 616,463, 1,032,151, 617,308, 254,904 and
   10,910,138 shares, respectively, of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value) ..............................       $10.47       $10.51        $9.77          $9.64         $1.00
===================================================================================================================================

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Operations
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                V.A.           V.A.           V.A.            V.A.
                                                           INTERNATIONAL     REGIONAL       FINANCIAL      EMERGING
                                                                FUND       BANK FUND(1)  INDUSTRIES FUND  GROWTH FUND
                                                             ---------     ------------  ---------------  -----------
Investment Income:
  Dividends (net of foreign withholding tax of $7,870,
   none, $3,767, none, $5 and $134, respectively) .........    $56,458       $20,405         $264,463        $5,072
  Interest ................................................      8,741        11,093           89,694         7,654
                                                             ---------     ---------       ----------      --------
                                                                65,199        31,498          354,157        12,726
                                                             ---------     ---------       ----------      --------
  Expenses:
   Investment management fee - Note C .....................     21,705         9,742          128,515        19,415
   Custodian fee ..........................................     65,775         4,784           11,998        15,811
   Auditing fee ...........................................      5,818         2,921            5,818         5,818
   Printing ...............................................      1,506           265            1,328         2,366
   Organization expense - Note B ..........................      1,059            --               --         1,059
   Financial services fee - Note C ........................        426           215            2,839           457
   Trustees' fee ..........................................        117            16              579           117
   Miscellaneous ..........................................        334           135              636           307
   Legal fees .............................................         44             8              161            37
   Registration and filing fees ...........................         19            --               12            12
                                                             ---------     ---------       ----------      --------
                Total Expenses ............................     96,803        18,086          151,886        45,399
                Less Expense Reductions - Note C ..........    (69,056)       (5,300)              --       (19,502)
                                                             ---------     ---------       ----------      --------
                Net Expenses ..............................     27,747        12,786          151,886        25,897
                ---------------------------------------------------------------------------------------------------
                Net Investment Income (Loss) ..............     37,452        18,712          202,271       (13,171)
                ---------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ............    164,705         3,050           78,583      (270,041)
  Net realized gain (loss) on foreign currency
    transactions ..........................................    (65,814)           --             (462)            2
  Change in net unrealized appreciation/depreciation
    of investments ........................................    534,785      (233,146)       2,986,174       718,734
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions .........................       (251)           --               16            --
                                                             ---------     ---------       ----------      --------
                Net Realized and Unrealized Gain (Loss)
                on Investments and Foreign Currency
                Transactions ..............................    633,425      (230,096)       3,064,311       448,695
                ---------------------------------------------------------------------------------------------------
                Net Increase (Decrease) in Net Assets
                Resulting from Operations .................   $670,877     ($211,384)      $3,266,582      $435,524
                ===================================================================================================

                                                                V.A.
                                                               SPECIAL       V.A.
                                                            OPPORTUNITIES   GROWTH
                                                               FUND(2)       FUND
                                                            -------------  ---------
Investment Income:
  Dividends (net of foreign withholding tax of $7,870,
   none, $3,767, none, $5 and $134, respectively) .........    $2,288        $12,675
  Interest ................................................     2,959          7,474
                                                              -------      ---------
                                                                5,247         20,149
                                                              -------      ---------
  Expenses:
   Investment management fee - Note C .....................     2,851         17,970
   Custodian fee ..........................................     5,850          5,786
   Auditing fee ...........................................     5,743          6,251
   Printing ...............................................     1,019          2,434
   Organization expense - Note B ..........................        --          1,059
   Financial services fee - Note C ........................        67            423
   Trustees' fee ..........................................        10            114
   Miscellaneous ..........................................       239            303
   Legal fees .............................................        23             47
   Registration and filing fees ...........................        --              3
                                                              -------      ---------
                Total Expenses ............................    15,802         34,390
                Less Expense Reductions - Note C ..........   (12,001)       (10,419)
                                                              -------      ---------
                Net Expenses ..............................     3,801         23,971
                --------------------------------------------------------------------
                Net Investment Income (Loss) ..............     1,446         (3,822)
                ---------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ............    11,668        327,890
  Net realized gain (loss) on foreign currency
    transactions ..........................................        --             --
  Change in net unrealized appreciation/depreciation
    of investments ........................................    73,673        220,735
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions .........................        --             --
                                                              -------      ---------
                Net Realized and Unrealized Gain (Loss)
                on Investments and Foreign Currency
                Transactions ..............................    85,341        548,625
                --------------------------------------------------------------------
                Net Increase (Decrease) in Net Assets
                Resulting from Operations .................   $86,787       $544,803
                ====================================================================

(1) Commenced operations on May 1, 1998.
(2) Commenced operations on January 2, 1998.

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Operations (continued)
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                             V.A.            V.A.           V.A.          V.A.
                                                                          GROWTH AND     INDEPENDENCE    SOVEREIGN     500 INDEX
                                                                         INCOME FUND(1)  EQUITY FUND   INVESTORS FUND     FUND
                                                                         --------------  ------------  --------------  ---------
Investment Income:
  Dividends (net of foreign withholding tax of $41,
    $485, none and $762, respectively) .................................     $10,573        $90,525        $130,781      $138,658
  Interest .............................................................      25,065         12,656         104,454        35,415
                                                                           ---------     ----------      ----------    ----------
                                                                              35,638        103,181         235,235       174,073
                                                                           ---------     ----------      ----------    ----------
  Expenses:
   Investment management fee - Note C ..................................       9,346         43,378          55,498         9,872
   Auditing fee ........................................................       6,163          5,818           5,818         5,818
   Custodian fee .......................................................       5,743          8,432           7,970        29,362
   Printing ............................................................       1,005          1,813           2,568         2,396
   Legal fees ..........................................................         786             61             137           139
   Financial services fee - Note C .....................................         275          1,095           1,634         1,744
   Trustees' fee .......................................................          10            254             535           588
   Registration and filing fees ........................................           3             12              18            --
   Miscellaneous .......................................................         264            335           3,416         9,946
   Organization expense - Note B .......................................          --          1,059           1,059         1,059
                                                                           ---------     ----------      ----------    ----------
                    Total Expenses .....................................      23,595         62,257          78,653        60,924
                    Less Expense Reductions - Note C ...................     (10,355)        (3,364)             --       (26,314)
                                                                           ---------     ----------      ----------    ----------
                    Net Expenses .......................................      13,240         58,893          78,653        34,610
                    -------------------------------------------------------------------------------------------------------------
                    Net Investment Income ..............................      22,398         44,288         156,582       139,463
                    -------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments, Financial
Futures Contracts and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold .........................      15,479        562,546        (139,843)      851,001
  Net realized gain on financial futures contracts .....................          --             --              --       159,600
  Net realized loss on foreign currency transactions ...................        (280)            --              --            --
  Change in net unrealized appreciation/depreciation of investments ....     349,720      1,535,478       1,217,485     2,416,146
  Change in net unrealized appreciation/depreciation of
    financial futures contracts ........................................       1,027             --              --        34,300
                                                                           ---------     ----------      ----------    ----------
                    Net Realized and Unrealized Gain on Investments,
                    Financial Futures Contracts and Foreign
                    Currency Transactions ..............................     365,946      2,098,024       1,077,642     3,461,047
                    -------------------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations    $388,344     $2,142,312      $1,234,224    $3,600,510
                    =============================================================================================================

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Operations (continued)
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        V.A.         V.A.         V.A.         V.A.        V.A.
                                                                     SOVEREIGN    STRATEGIC    HIGH YIELD   WORLD BOND  MONEY MARKET
                                                                     BOND FUND   INCOME FUND  BOND FUND(1)     FUND        FUND
                                                                     ---------   -----------  ------------  ----------  ------------
Investment Income:
  Dividends (net of foreign withholding tax of none,
   none, $127, none and none, respectively) .......................        $--      $12,252       $5,020          $--          $--
  Interest ........................................................    179,374      367,023      181,545       77,088      250,150
                                                                     ---------    ---------    ---------    ---------    ---------
                                                                       179,374      379,275      186,565       77,088      250,150
                                                                     ---------    ---------    ---------    ---------    ---------
  Expenses:
   Investment management fee - Note C .............................     12,919       24,703       11,079        8,879       22,114
   Custodian fee ..................................................     16,246        4,838        5,002        5,830        3,137
   Auditing fee ...................................................      5,818        5,818        5,689        5,818        5,818
   Printing .......................................................      1,871        2,452        1,476        1,638        1,624
   Organization expense - Note B ..................................      1,059        1,059           --        1,059        1,059
   Financial services fee - Note C ................................        456          728          326          222          781
   Registration and filing fees ...................................        391          552           --           19           10
   Legal fees .....................................................        131          185          897           19          173
   Trustees' fee ..................................................        112          172           17           71          227
   Miscellaneous ..................................................        297          321          759          409          356
                                                                     ---------    ---------    ---------    ---------    ---------
                    Total Expenses ................................     39,300       40,828       25,245       23,964       35,299
                    Less Expense Reductions - Note C ..............    (19,913)      (5,817)      (9,549)     (12,118)      (2,112)
                                                                     ---------    ---------    ---------    ---------    ---------
                    Net Expenses ..................................     19,387       35,011       15,696       11,846       33,187
                    --------------------------------------------------------------------------------------------------------------
                    Net Investment Income .........................    159,987      344,264      170,869       65,242      216,963
                    --------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts andForeign Currency Transactions:
  Net realized gain (loss) on investments sold ....................     56,346       24,886       (9,951)      23,935           --
  Net realized gain (loss) on foreign currency transactions .......         --        7,312         (288)     (33,212)          --
  Change in net unrealized appreciation/depreciation of
    investments ...................................................     (6,013)     (58,044)    (171,519)      (1,358)          --
  Change in net unrealized appreciation/depreciation of
    financial futures contracts ...................................         --       (7,325)          --           --
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions .................................         --           --           72      (13,930)          --
                                                                     ---------    ---------    ---------    ---------    ---------
                    Net Realized and Unrealized Gain (Loss)
                    on Investments, Financial Futures Contracts
                    and Foreign Currency Transactions .............     50,333      (33,171)    (181,686)     (24,565)          --
                    --------------------------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets
                    Resulting from Operations .....................  $210,320     $311,093     ($10,817)     $40,677     $216,963
                    ==============================================================================================================

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                    V.A REGIONAL
                                                                       V.A. INTERNATIONAL FUND        BANK FUND
                                                                    -----------------------------  --------------
                                                                     YEAR ENDED  SIX MONTHS ENDED   PERIOD ENDED
                                                                    DECEMBER 31,  JUNE 30, 1998    JUNE 30, 1998
                                                                        1997       (UNAUDITED)     (UNAUDITED)(1)
                                                                     ----------  ----------------  --------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ..........................................      $12,662       $37,452           $18,712
  Net realized gain on investments sold and foreign
   currency transactions .........................................      140,157        98,891             3,050
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions .................     (261,976)      534,534          (233,146)
                                                                     ----------    ----------       -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations     (109,157)      670,877          (211,384)
                                                                     ----------    ----------       -----------
Distributions to Shareholders: *
  Dividends from net investment income ...........................       (2,558)           --           (19,103)
  Distributions from net realized gain on investments sold
   and foreign currency transactions .............................     (213,871)           --                --
                                                                     ----------    ----------       -----------
   Total Distributions to Shareholders ...........................     (216,429)           --           (19,103)
                                                                     ----------    ----------       -----------
From Fund Share Transactions: **
  Shares sold ....................................................    1,809,166     1,717,013        11,795,202
  Shares issued to shareholders in reinvestment of distributions .      216,428            --            19,103
                                                                     ----------    ----------       -----------
                                                                      2,025,594     1,717,013        11,814,305
  Less shares repurchased ........................................     (175,125)     (350,355)          (59,140)
                                                                     ----------    ----------       -----------
   Net Increase ..................................................    1,850,469     1,366,658        11,755,165
                                                                     ----------    ----------       -----------
Net Assets:
  Beginning of period ............................................    2,267,121     3,792,004                --
                                                                     ----------    ----------       -----------
  End of period (including undistributed net investment income
   (distributions in excess) of ($207), $37,245, ($391),
   $2,075 and $204,346, respectively) ............................   $3,792,004    $5,829,539       $11,524,678
                                                                     ==========    ==========       ===========
* Distributions to Shareholders
  Per share dividends from net investment income .................      $0.0077           $--           $0.0169
                                                                     ----------    ----------       -----------
  Per share distributions from net realized gain on
   investments sold and foreign currency transactions ............      $0.6422           $--               $--
                                                                     ----------    ----------       -----------
** Analysis of Fund Share Transactions:
   Shares sold ...................................................      152,869       148,755         1,208,351
   Shares issued to shareholders in reinvestment of
     distributions ...............................................       21,239            --             2,043
                                                                     ----------    ----------       -----------
                                                                        174,108       148,755         1,210,394
  Less shares repurchased ........................................      (14,965)      (30,536)           (6,176)
                                                                     ----------    ----------       -----------
   Net Increase ..................................................      159,143       118,219         1,204,218
                                                                     ==========    ==========       ===========
                                                                   V.A. FINANCIAL INDUSTRIES FUND
                                                                    PERIOD ENDED  SIX MONTHS ENDED
                                                                    DECEMBER 31,   JUNE 30, 1998
                                                                       1997(2)      (UNAUDITED)
                                                                    ------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ..........................................       $67,678        $202,271
  Net realized gain on investments sold and foreign
   currency transactions .........................................        15,861          78,121
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions .................     1,555,572       2,986,190
                                                                     -----------     -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations     1,639,111       3,266,582
                                                                     -----------     -----------
Distributions to Shareholders: *
  Dividends from net investment income ...........................       (65,434)             --
  Distributions from net realized gain on investments sold
   and foreign currency transactions .............................       (14,677)             --
                                                                     -----------     -----------
   Total Distributions to Shareholders ...........................       (80,111)             --
                                                                     -----------     -----------
From Fund Share Transactions: **
  Shares sold ....................................................    18,526,866      28,518,012
  Shares issued to shareholders in reinvestment of distributions .        80,111              --
                                                                     -----------     -----------
                                                                      18,606,977      28,518,012
  Less shares repurchased ........................................    (1,700,536)     (1,069,557)
                                                                     -----------     -----------
   Net Increase ..................................................    16,906,441      27,448,455
                                                                     -----------     -----------
Net Assets:
  Beginning of period ............................................            --      18,465,441
                                                                     -----------     -----------
  End of period (including undistributed net investment income
   (distributions in excess) of ($207), $37,245, ($391),
   $2,075 and $204,346, respectively) ............................   $18,465,441     $49,180,478
                                                                     ===========     ===========
* Distributions to Shareholders
  Per share dividends from net investment income .................       $0.0518             $--
                                                                     -----------     -----------
  Per share distributions from net realized gain on
   investments sold and foreign currency transactions ............       $0.0116             $--
                                                                     -----------     -----------
** Analysis of Fund Share Transactions:
   Shares sold ...................................................     1,501,742       1,955,822
   Shares issued to shareholders in reinvestment of
     distributions ...............................................         6,125              --
                                                                     -----------     -----------
                                                                       1,507,867       1,955,822
  Less shares repurchased ........................................      (133,780)        (72,221)
                                                                     -----------     -----------
   Net Increase ..................................................     1,374,087       1,883,601
                                                                     ===========     ===========

(1) Commenced operations on May 1, 1998.
(2) Commenced operation on April 30, 1997.

The Statement of Changes in Net Assets shows how the value of each Fund's net assets have changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                                                    V.A. SPECIAL
                                                                                                   OPPORTUNITIES
                                                                      V.A. EMERGING GROWTH FUND         FUND
                                                                   ------------------------------  --------------
                                                                    YEAR ENDED   SIX MONTHS ENDED   PERIOD ENDED
                                                                   DECEMBER 31,   JUNE 30, 1998    JUNE 30, 1998
                                                                       1997        (UNAUDITED)     (UNAUDITED)(1)
                                                                   ------------  ----------------  --------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) .................................      ($3,029)       ($13,171)           $1,446
  Net realized gain (loss) on investments sold and
   foreign currency transactions ...............................     (181,115)       (270,039)           11,668
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions ...............      320,418         718,734            73,673
                                                                   ----------      ----------        ----------
   Net Increase in Net Assets Resulting from Operations ........      136,274         435,524            86,787
                                                                   ----------      ----------        ----------
Distributions to Shareholders: *
  Dividends from net investment income .........................         (135)             --                --
                                                                   ----------      ----------        ----------
From Fund Share Transactions: **
  Shares sold ..................................................    2,985,092       2,901,669         1,191,009
  Shares issued to shareholders in reinvestment of
   distributions ...............................................          135              --                --
                                                                   ----------      ----------        ----------
                                                                    2,985,227       2,901,669         1,191,009
  Less shares repurchased ......................................     (255,471)       (595,113)          (61,131)
                                                                   ----------      ----------        ----------
   Net Increase ................................................    2,729,756       2,306,556         1,129,878
                                                                   ----------      ----------        ----------
Net Assets:
  Beginning of period ..........................................      974,915       3,840,810                --
                                                                   ----------      ----------        ----------
  End of period (including undistributed net investment
   income (distributions in excess) of $133, ($13,038),
   $1,446, none and ($3,822), respectively) ....................   $3,840,810      $6,582,890        $1,216,665
                                                                   ==========      ==========        ==========
* Distributions to Shareholders:
  Per share dividends from net investment income ...............      $0.0004             $--               $--
                                                                   ----------      ----------        ----------
** Analysis of Fund Share Transactions:
   Shares sold .................................................      291,749         265,175           112,280
   Shares issued to shareholders in reinvestment of
    distributions ..............................................           14              --                --
                                                                   ----------      ----------        ----------
                                                                      291,763         265,175           112,280
  Less shares repurchased ......................................      (25,147)        (53,672)           (5,552)
                                                                   ----------      ----------        ----------
   Net Increase ................................................      266,616         211,503           106,728
                                                                   ==========      ==========        ==========



                                                                         V.A. GROWTH FUND
                                                                   ------------------------------
                                                                    YEAR ENDED   SIX MONTHS ENDED
                                                                   DECEMBER 31,   JUNE 30, 1998
                                                                      1997         (UNAUDITED)
                                                                   ------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) .................................       ($8,594)       ($3,822)
  Net realized gain (loss) on investments sold and
   foreign currency transactions ...............................      (111,668)       327,890
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions ...............       477,636        220,735
                                                                    ----------     ----------
   Net Increase in Net Assets Resulting from Operations ........       357,374        544,803
                                                                    ----------     ----------
Distributions to Shareholders: *
  Dividends from net investment income .........................            --             --
                                                                    ----------     ----------
From Fund Share Transactions: **
  Shares sold ..................................................     2,597,730      2,450,394
  Shares issued to shareholders in reinvestment of
   distributions ...............................................            --             --
                                                                    ----------     ----------
                                                                     2,597,730      2,450,394
  Less shares repurchased ......................................      (216,250)      (251,342)
                                                                    ----------     ----------
   Net Increase ................................................     2,381,480      2,199,052
                                                                    ----------     ----------
Net Assets:
  Beginning of period ..........................................       993,858      3,732,712
                                                                    ----------     ----------
  End of period (including undistributed net investment
   income (distributions in excess) of $133, ($13,038),
   $1,446, none and ($3,822), respectively) ....................    $3,732,712     $6,476,567
                                                                    ==========     ==========
* Distributions to Shareholders:
  Per share dividends from net investment income ...............           $--            $--
                                                                    ----------     ----------
** Analysis of Fund Share Transactions:
   Shares sold .................................................       263,298        210,406
   Shares issued to shareholders in reinvestment of
    distributions ..............................................            --             --
                                                                    ----------     ----------
                                                                       263,298        210,406
  Less shares repurchased ......................................       (21,325)       (21,761)
                                                                    ----------     ----------
   Net Increase ................................................       241,973        188,645
                                                                    ==========     ==========

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                               V.A. GROWTH AND
                                                                                 INCOME FUND     V.A. INDEPENDENCE EQUITY FUND
                                                                                --------------  ------------------------------
                                                                                 PERIOD ENDED    YEAR ENDED   SIX MONTHS ENDED
                                                                                JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998
                                                                                (UNAUDITED)(1)      1997         (UNAUDITED)
                                                                                --------------  ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .....................................................        $22,398         $41,598         $44,288
  Net realized gain (loss) on investments sold and foreign currency
   transactions .............................................................         15,199         137,167         562,546
  Change in net unrealized appreciation/depreciation of investments and
   foreign currency transactions ............................................        350,747         544,516       1,535,478
                                                                                ------------    ------------    ------------
   Net Increase in Net Assets Resulting from Operations .....................        388,344         723,281       2,142,312
                                                                                ------------    ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ......................................        (22,561)        (41,203)        (43,678)
  Distributions from net realized gain on investments sold and foreign
   currency transactions ....................................................             --        (135,930)             --
                                                                                ------------    ------------    ------------
   Total Distributions to Shareholders ......................................        (22,561)       (177,133)        (43,678)
                                                                                ------------    ------------    ------------
From Fund Share Transactions: **
  Shares sold ...............................................................      8,168,750       7,299,605       7,389,950
  Shares issued to shareholders in reinvestment of distributions ............         22,561         177,133          43,678
                                                                                ------------    ------------    ------------
                                                                                   8,191,311       7,476,738       7,433,628
  Less shares repurchased ...................................................       (189,856)       (452,446)     (2,042,924)
                                                                                ------------    ------------    ------------
   Net Increase .............................................................      8,001,455       7,024,292       5,390,704
                                                                                ------------    ------------    ------------
Net Assets:
  Beginning of period .......................................................             --       1,148,652       8,719,092
                                                                                ------------    ------------    ------------
  End of period (including undistributed net investment income (distributions
   in excess) of ($163), $395, $1,005, $804 and $5,473, respectively) .......     $8,367,238      $8,719,092     $16,208,430
                                                                                ============    ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ............................        $0.0475         $0.1376         $0.0514
                                                                                ------------    ------------    ------------
  Per share distributions from net realized gain on investments sold and
   foreign currency transactions ............................................            $--         $0.2476             $--
                                                                                ------------    ------------    ------------
** Analysis of Fund Share Transactions:
   Shares sold ..............................................................        744,826         534,688         466,379
   Shares issued to shareholders in reinvestment of distributions ...........          2,025          13,023           2,647
                                                                                ------------    ------------    ------------
                                                                                     746,851         547,711         469,026
  Less shares repurchased ...................................................        (17,014)        (33,121)       (125,606)
                                                                                ------------    ------------    ------------
   Net Increase .............................................................        729,837         514,590         343,420
                                                                                ============    ============    ============

                                                                                 V.A. SOVEREIGN INVESTORS FUND
                                                                                ------------------------------
                                                                                 YEAR ENDED    SIX MONTHS ENDED
                                                                                DECEMBER 31,    JUNE 30, 1998
                                                                                    1997         (UNAUDITED)
                                                                                ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .....................................................        $84,193        $156,582
  Net realized gain (loss) on investments sold and foreign currency
   transactions .............................................................         17,842        (139,843)
  Change in net unrealized appreciation/depreciation of investments and
   foreign currency transactions ............................................      1,050,550       1,217,485
                                                                                ------------    ------------
   Net Increase in Net Assets Resulting from Operations .....................      1,152,585       1,234,224
                                                                                ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ......................................        (83,445)       (151,914)
  Distributions from net realized gain on investments sold and foreign
   currency transactions ....................................................         (6,096)             --
                                                                                ------------    ------------
   Total Distributions to Shareholders ......................................        (89,541)       (151,914)
                                                                                ------------    ------------
From Fund Share Transactions: **
  Shares sold ...............................................................     10,664,200      11,878,429
  Shares issued to shareholders in reinvestment of distributions ............         89,541         151,914
                                                                                ------------    ------------
                                                                                  10,753,741      12,030,343
  Less shares repurchased ...................................................       (740,977)     (2,144,140)
                                                                                ------------    ------------
   Net Increase .............................................................     10,012,764       9,886,203
                                                                                ------------    ------------
Net Assets:
  Beginning of period .......................................................      1,111,131      12,186,939
                                                                                ------------    ------------
  End of period (including undistributed net investment income (distributions
   in excess) of ($163), $395, $1,005, $804 and $5,473, respectively) .......    $12,186,939     $23,155,452
                                                                                ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ............................        $0.1769         $0.1061
                                                                                ------------    ------------
  Per share distributions from net realized gain on investments sold and
   foreign currency transactions ............................................        $0.0072             $--
                                                                                ------------    ------------
** Analysis of Fund Share Transactions:
   Shares sold ..............................................................        844,459         821,310
   Shares issued to shareholders in reinvestment of distributions ...........          6,966          10,323
                                                                                ------------    ------------
                                                                                     851,425         831,633
  Less shares repurchased ...................................................        (58,189)       (145,766)
                                                                                ------------    ------------
   Net Increase .............................................................        793,236         685,867
                                                                                ============    ============

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)

--------------------------------------------------------------------------------

                                                                        V.A. 500 INDEX FUND          V.A. SOVEREIGN BOND FUND
                                                                   ----------------------------    ----------------------------
                                                                    YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED
                                                                   DECEMBER 31,    JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998
                                                                        1997        (UNAUDITED)        1997         (UNAUDITED)
                                                                   ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ........................................       $254,757        $139,463        $117,217        $159,987
  Net realized gain on investments sold and foreign currency
   transactions ................................................        812,763       1,010,601          30,656          56,346
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions ...............        948,655       2,450,446          33,037          (6,013)
                                                                   ------------    ------------    ------------    ------------
   Net Increase in Net Assets Resulting from Operations ........      2,016,175       3,600,510         180,910         210,320
                                                                   ------------    ------------    ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income .........................       (253,122)       (140,515)       (117,208)       (159,377)
  Distributions from net realized gain on investments sold and
   foreign currency transactions ...............................       (801,442)             --         (22,285)             --
                                                                   ------------    ------------    ------------    ------------
   Total Distributions to Shareholders .........................     (1,054,564)       (140,515)       (139,493)       (159,377)
                                                                   ------------    ------------    ------------    ------------
From Fund Share Transactions: **
  Shares sold ..................................................     15,055,266       7,890,438       2,851,276       3,111,590
  Shares issued to shareholders in reinvestment of distributions      1,054,564         140,515         138,885         158,909
                                                                   ------------    ------------    ------------    ------------
                                                                     16,109,830       8,030,953       2,990,161       3,270,499
  Less shares repurchased ......................................     (1,112,317)    (13,425,796)       (405,240)       (550,620)
                                                                   ------------    ------------    ------------    ------------
   Net Increase (Decrease) .....................................     14,997,513      (5,394,843)      2,584,921       2,719,879
                                                                   ------------    ------------    ------------    ------------
Net Assets:
  Beginning of period ..........................................      4,048,693      20,007,817       1,056,143       3,682,481
                                                                   ------------    ------------    ------------    ------------
  End of period (including undistributed net investment income
   of $1,881, $829, $9, $619, $6,469 and $6,469, respectively) .    $20,007,817     $18,072,969      $3,682,481      $6,453,303
                                                                   ============    ============    ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ...............        $0.3006         $0.0972         $0.6766         $0.3167
                                                                   ------------    ------------    ------------    ------------
  Per share distributions from net realized gain on investments
   sold and foreign currency transactions ......................        $0.5445             $--         $0.0653             $--
                                                                   ------------    ------------    ------------    ------------
** Analysis of Fund Share Transactions:
  Shares sold ..................................................      1,200,874         561,285         277,867         298,614
  Shares issued to shareholders in reinvestment of distributions         86,596           9,739          13,553          15,291
                                                                   ------------    ------------    ------------    ------------
                                                                      1,287,470         571,024         291,420         313,905
  Less shares repurchased ......................................        (90,171)       (930,006)        (39,559)        (52,987)
                                                                   ------------    ------------    ------------    ------------
   Net Increase (Decrease) .....................................      1,197,299        (358,982)        251,861         260,918
                                                                   ============    ============    ============    ============

                                                                   V.A. STRATEGIC INCOME FUND
                                                                  ----------------------------
                                                                   YEAR ENDED   SIX MONTHS ENDED
                                                                  DECEMBER 31,    JUNE 30, 1998
                                                                      1997         (UNAUDITED)
                                                                  ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ........................................      $283,099        $344,264
  Net realized gain on investments sold and foreign currency
   transactions ................................................         6,218          32,198
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions ...............        53,892         (65,369)
                                                                  ------------    ------------
   Net Increase in Net Assets Resulting from Operations ........       343,209         311,093
                                                                  ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income .........................      (283,099)       (344,264)
  Distributions from net realized gain on investments sold and
   foreign currency transactions ...............................       (44,377)             --
                                                                  ------------    ------------
   Total Distributions to Shareholders .........................      (327,476)       (344,264)
                                                                  ------------    ------------
From Fund Share Transactions: **
  Shares sold ..................................................     3,436,273       5,481,199
  Shares issued to shareholders in reinvestment of distributions       327,029         342,316
                                                                  ------------    ------------
                                                                     3,763,302       5,823,515
  Less shares repurchased ......................................      (370,882)       (485,572)
                                                                  ------------    ------------
   Net Increase (Decrease) .....................................     3,392,420       5,337,943
                                                                  ------------    ------------
Net Assets:
  Beginning of period ..........................................     2,131,408       5,539,561
                                                                  ------------    ------------
  End of period (including undistributed net investment income
   of $1,881, $829, $9, $619, $6,469 and $6,469, respectively) .    $5,539,561     $10,844,333
                                                                  ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ...............       $0.9083         $0.4359
                                                                  ------------    ------------
  Per share distributions from net realized gain on investments
   sold and foreign currency transactions ......................       $0.0870             $--
                                                                  ------------    ------------
** Analysis of Fund Share Transactions:
  Shares sold ..................................................       326,163         516,438
  Shares issued to shareholders in reinvestment of distributions        31,206          32,341
                                                                  ------------    ------------
                                                                       357,369         548,779
  Less shares repurchased ......................................       (35,138)        (45,746)
                                                                  ------------    ------------
   Net Increase (Decrease) .....................................       322,231         503,033
                                                                  ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)

--------------------------------------------------------------------------------

                                                                                    V.A. HIGH YIELD
                                                                                        BOND FUND         V.A. WORLD BOND FUND
                                                                                      ------------    ----------------------------
                                                                                      PERIOD ENDED     YEAR ENDED   SIX MONTHS ENDED
                                                                                      JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998
                                                                                     (UNAUDITED)(1)      1997         (UNAUDITED)
                                                                                      ------------    ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...........................................................       $170,869        $128,346         $65,242
  Net realized loss on investments sold and foreign currency transactions .........        (10,239)        (87,763)         (9,277)
  Change in net unrealized appreciation/depreciation of investments and
   foreign currency transactions ..................................................       (171,447)        (10,797)        (15,288)
                                                                                      ------------    ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ................        (10,817)         29,786          40,677
                                                                                      ------------    ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ............................................       (174,312)        (46,497)        (65,242)
  Distribution in excess of net investment income .................................             --         (19,609)             --
  Tax return of capital ...........................................................             --         (62,240)             --
                                                                                      ------------    ------------    ------------
   Total Distributions to Shareholders ............................................       (174,312)       (128,346)        (65,242)
                                                                                      ------------    ------------    ------------
From Fund Share Transactions: **
  Shares sold .....................................................................      6,286,678         234,407         185,778
  Shares issued to shareholders in reinvestment of distributions ..................        172,516         128,137          65,079
                                                                                      ------------    ------------    ------------
                                                                                         6,459,194         362,544         250,857
  Less shares repurchased .........................................................       (244,927)        (43,948)        (71,282)
                                                                                      ------------    ------------    ------------
   Net Increase ...................................................................      6,214,267         318,596         179,575
                                                                                      ------------    ------------    ------------
Net Assets:
  Beginning of period .............................................................             --       2,082,560       2,302,596
                                                                                      ------------    ------------    ------------
  End of period (including distributions in excess of net investment
   income of $3,443, $18,355, $18,355, none and none, respectively) ...............     $6,029,138      $2,302,596      $2,457,606
                                                                                      ============    ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ..................................        $0.4264         $0.2134         $0.2663
                                                                                      ------------    ------------    ------------
  Per share distributions in excess of net investment income ......................            $--         $0.0900             $--
                                                                                      ------------    ------------    ------------
  Tax return of capital ...........................................................            $--         $0.2857             $--
                                                                                      ------------    ------------    ------------
** Analysis of Fund Share Transactions:
   Shares sold ....................................................................        624,421          23,767          19,068
   Shares issued to shareholders in reinvestment of distributions .................         17,215          13,037           6,703
                                                                                      ------------    ------------    ------------
                                                                                           641,636          36,804          25,771
  Less shares repurchased .........................................................        (24,328)         (4,441)         (7,336)
                                                                                      ------------    ------------    ------------
   Net Increase ...................................................................        617,308          32,363          18,435
                                                                                      ============    ============    ============

                                                                                           V.A. MONEY MARKET FUND
                                                                                        ----------------------------
                                                                                          YEAR ENDED   SIX MONTHS ENDED
                                                                                         DECEMBER 31,    JUNE 30, 1998
                                                                                            1997         (UNAUDITED)
                                                                                        ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...........................................................         $119,827        $216,963
  Net realized loss on investments sold and foreign currency transactions .........               --              --
  Change in net unrealized appreciation/depreciation of investments and
   foreign currency transactions ..................................................               --              --
                                                                                        ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ................          119,827         216,963
                                                                                        ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ............................................         (119,827)       (216,963)
  Distribution in excess of net investment income .................................               --              --
  Tax return of capital ...........................................................               --              --
                                                                                        ------------    ------------
   Total Distributions to Shareholders ............................................         (119,827)       (216,963)
                                                                                        ------------    ------------
From Fund Share Transactions: **
  Shares sold .....................................................................        9,748,620      14,069,444
  Shares issued to shareholders in reinvestment of distributions ..................          118,655         216,670
                                                                                        ------------    ------------
                                                                                           9,867,275      14,286,114
  Less shares repurchased .........................................................       (1,696,845)    (11,753,034)
                                                                                        ------------    ------------
   Net Increase ...................................................................        8,170,430       2,533,080
                                                                                        ------------    ------------
Net Assets:
  Beginning of period .............................................................          206,628       8,377,058
                                                                                        ------------    ------------
  End of period (including distributions in excess of net investment
   income of $3,443, $18,355, $18,355, none and none, respectively) ...............       $8,377,058     $10,910,138
                                                                                        ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ..................................          $0.0478         $0.0244
                                                                                        ------------    ------------
  Per share distributions in excess of net investment income ......................              $--             $--
                                                                                        ------------    ------------
  Tax return of capital ...........................................................              $--             $--
                                                                                        ------------    ------------
** Analysis of Fund Share Transactions:
   Shares sold ....................................................................        9,748,620      14,069,444
   Shares issued to shareholders in reinvestment of distributions .................          118,655         216,670
                                                                                        ------------    ------------
                                                                                           9,867,275      14,286,114
  Less shares repurchased .........................................................       (1,696,845)    (11,753,034)
                                                                                        ------------    ------------
   Net Increase ...................................................................        8,170,430       2,533,080
                                                                                        ============    ============

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                                                               V.A. INTERNATIONAL FUND
                                                                                     ------------------------------------------
                                                                                       PERIOD           YEAR         SIX MONTHS
                                                                                       ENDED            ENDED          ENDED
                                                                                     DECEMBER 31,    DECEMBER 31,  JUNE 30, 1998
                                                                                       1996(1)           1997        (UNAUDITED)
                                                                                     ---------        ---------       ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........................................      $10.00           $11.23          $10.50
                                                                                     ---------        ---------       ---------
  Net Investment Income (2) ......................................................        0.07             0.05            0.09
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
    Transactions .................................................................        1.20            (0.13)           1.57
                                                                                     ---------        ---------       ---------
     Total from Investment Operations ............................................        1.27            (0.08)           1.66
                                                                                     ---------        ---------       ---------

  Less Distributions:
   Dividends from Net Investment Income ..........................................       (0.04)           (0.01)             --
   Distributions from Net Realized Gain on Investments Sold ......................          --            (0.64)             --
                                                                                     ---------        ---------       ---------
     Total Distributions .........................................................       (0.04)           (0.65)             --
                                                                                     ---------        ---------       ---------
  Net Asset Value, End of Period .................................................      $11.23           $10.50          $12.16
                                                                                     =========        =========       =========
  Total Investment Return at Net Asset Value (3) .................................       12.75%(5)        (0.54%)         15.81%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ......................       12.07%(5)        (1.43%)         14.39%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......................................      $2,267           $3,792          $5,830
  Ratio of Expenses to Average Net Assets ........................................        1.15%(6)         1.15%           1.15%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ...........................        3.13%(6)         2.04%           4.01%(6)
  Ratio of Net Investment Income to Average Net Assets ...........................        2.03%(6)         0.43%           1.56%(6)
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (7) .......        0.05%(6)        (0.46%)         (1.30%)(6)
  Portfolio Turnover Rate ........................................................          14%             273%             64%
  Fee Reduction Per Share (2) ....................................................       $0.07            $0.10           $0.16

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                         V.A. REGIONAL BANK FUND
                                                         -----------------------
                                                              PERIOD ENDED
                                                             JUNE 30, 1998
                                                             (UNAUDITED)(1)
                                                             --------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................      $10.00
                                                              ----------
  Net Investment Income (2) ................................        0.02
  Net Realized and Unrealized Loss on Investments ..........       (0.43)
                                                              ----------
     Total from Investment Operations ......................       (0.41)
                                                              ----------
  Less Distributions:
   Dividends from Net Investment Income ....................       (0.02)
                                                              ----------
  Net Asset Value, End of Period ...........................       $9.57
                                                              ==========
  Total Investment Return at Net Asset Value (3) ...........       (4.13%)(5)
  Total Adjusted Investment Return at Net Asset
    Value (3,4) ............................................       (4.20%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................     $11,525
  Ratio of Expenses to Average Net Assets ..................        1.05%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) .....        1.49%(6)
  Ratio of Net Investment Income to Average Net Assets .....        1.54%(6)
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (7) .........................................        1.10%(6)
  Portfolio Turnover Rate ..................................           5%
  Fee Reduction Per Share (2) ..............................       $0.01

(1) Commenced operations on May 1, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                               V.A. FINANCIAL INDUSTRIES FUND
                                                               ------------------------------
                                                                  PERIOD          SIX MONTHS
                                                                   ENDED             ENDED
                                                                DECEMBER 31,     JUNE 30, 1998
                                                                  1997(1)         (UNAUDITED)
                                                                ----------        ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................       $10.00            $13.44
                                                                ----------        ----------
  Net Investment Income (2) .................................         0.11              0.09
  Net Realized and Unrealized Gain on Investments and Foreign
    Currency Transactions ...................................         3.39              1.57
                                                                ----------        ----------
     Total from Investment Operations .......................         3.50              1.66
                                                                ----------        ----------

  Less Distributions:
   Dividends from Net Investment Income .....................        (0.05)               --
   Distributions from Net Realized Gain on Investments Sold .        (0.01)               --
                                                                ----------        ----------
     Total Distributions ....................................        (0.06)               --
                                                                ----------        ----------
  Net Asset Value, End of Period ............................       $13.44            $15.10
                                                                ==========        ==========
  Total Investment Return at Net Asset Value (3) ............        35.05%(5)         12.35%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4)..        34.71%(5)            --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................      $18,465           $49,180
  Ratio of Expenses to Average Net Assets ...................         1.05%(6)          0.95%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ......         1.39%(6)            --
  Ratio of Net Investment Income to Average Net Assets ......         1.32%(6)          1.26%(6)
  Ratio of Adjusted Net Investment Income to Average Net
    Assets (7) ..............................................         0.98%(6)            --
  Portfolio Turnover Rate ...................................           11%               22%
  Fee Reduction Per Share (2) ...............................        $0.03                --

(1) Commenced operations on April 30, 1997.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                                                           V.A. EMERGING GROWTH FUND
                                                                                  ---------------------------------------------
                                                                                    PERIOD            YEAR         SIX MONTHS
                                                                                     ENDED            ENDED           ENDED
                                                                                  DECEMBER 31,     DECEMBER 31,   JUNE 30, 1998
                                                                                    1996(1)            1997        (UNAUDITED)
                                                                                  ------------     ------------   -------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................................      $10.00            $9.32          $10.35
                                                                                   ---------        ---------       ---------
  Net Investment Income (Loss) (2) .............................................        0.02            (0.02)          (0.03)
  Net Realized and Unrealized Gain (Loss) on Investments .......................       (0.68)            1.05            0.98
                                                                                   ---------        ---------       ---------
     Total from Investment Operations ..........................................       (0.66)            1.03            0.95
                                                                                   ---------        ---------       ---------

  Less Distributions:
   Dividends from Net Investment Income ........................................       (0.02)           (0.00)(3)          --
                                                                                   ---------        ---------       ---------
  Net Asset Value, End of Period ...............................................       $9.32           $10.35          $11.30
                                                                                   =========        =========       =========
  Total Investment Return at Net Asset Value (4) ...............................       (6.62%)(6)       11.06%           9.18%(6)
  Total Adjusted Investment Return at Net Asset Value (4,5) ....................       (8.05%)(6)        9.34%           8.81%(6)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................................        $975           $3,841          $6,583
  Ratio of Expenses to Average Net Assets ......................................        1.00%(7)         1.00%           1.00%(7)
  Ratio of Adjusted Expenses to Average Net Assets (8) .........................        5.19%(7)         2.72%           1.75%(7)
  Ratio of Net Investment Income (Loss) to Average Net Assets ..................        0.62%(7)        (0.16%)         (0.51%)(7)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (8) ..............       (3.57%)(7)       (1.88%)         (1.26%)(7)
  Portfolio Turnover Rate ......................................................          31%              79%             48%
  Fee Reduction Per Share (2) ..................................................       $0.14            $0.17           $0.04

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Not annualized.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                                V.A. SPECIAL
                                                             OPPORTUNITIES FUND
                                                              ------------------
                                                                PERIOD ENDED
                                                               JUNE 30, 1998
                                                                (UNAUDITED)(1)
                                                                -------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................      $10.00
                                                                 ---------
  Net Investment Income (2) ..................................        0.02
  Net Realized and Unrealized Gain on Investments ............        1.38
                                                                 ---------
     Total from Investment Operations ........................        1.40
                                                                 ---------

  Net Asset Value, End of Period .............................      $11.40
                                                                 =========
  Total Investment Return at Net Asset Value (3) .............       14.00%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..       12.49%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................      $1,217
  Ratio of Expenses to Average Net Assets ....................        1.00%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) .......        4.14%(6)
  Ratio of Net Investment Income to Average Net Assets .......        0.38%(6)
  Ratio of Adjusted Net Investment Loss to Average Net
    Assets (7)                                                       (2.76%)(6)
  Portfolio Turnover Rate ....................................          40%
  Fee Reduction Per Share (2) ................................       $0.16

(1) Commenced operations on January 2, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                  V.A. GROWTH FUND
                                                                    ------------------------------------------
                                                                       PERIOD           YEAR         SIX MONTHS
                                                                       ENDED           ENDED           ENDED
                                                                    DECEMBER 31,    DECEMBER 31,   JUNE 30, 1998
                                                                      1996(1)           1997        (UNAUDITED)
                                                                    ---------        ---------       ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................      $10.00            $9.39          $10.73
                                                                    ---------        ---------       ---------
  Net Investment Loss (2) .......................................       (0.01)           (0.04)          (0.01)
  Net Realized and Unrealized Gain (Loss) on Investments ........       (0.60)            1.38            1.35
                                                                    ---------        ---------       ---------
     Total from Investment Operations ...........................       (0.61)            1.34            1.34
                                                                    ---------        ---------       ---------

  Net Asset Value, End of Period ................................       $9.39           $10.73          $12.07
                                                                    =========        =========       =========
  Total Investment Return at Net Asset Value (3) ................       (6.10%)(5)       14.27%          12.49%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) .....       (7.39%)(5)       12.90%          12.27%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................        $994           $3,733          $6,477
  Ratio of Expenses to Average Net Assets .......................        1.00%(6)         1.00%           1.00%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........        4.76%(6)         2.37%           1.43%(6)
  Ratio of Net Investment Loss to Average Net Assets ............       (0.23%)(6)       (0.39%)         (0.16%)(6)
  Ratio of Adjusted Net Investment Loss to Average
    Net Assets (7) ..............................................       (3.99%)(6)       (1.76%)         (0.59%)(6)
  Portfolio Turnover Rate .......................................          68%             136%            108%
  Fee Reduction Per Share (2) ...................................       $0.13            $0.13           $0.02

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                                 V.A. GROWTH &
                                                                  INCOME FUND
                                                                  -----------
                                                                  PERIOD ENDED
                                                                  JUNE 30, 1998
                                                                 (UNAUDITED)(1)
                                                                 --------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................      $10.00
                                                                   ---------
  Net Investment Income (2) ....................................        0.05
  Net Realized and Unrealized Gain on Investments and
    financial futures contracts ................................        1.46
                                                                   ---------
     Total from Investment Operations ..........................        1.51
                                                                   ---------

  Less Distributions:
   Dividends from Net Investment Income ........................       (0.05)
                                                                   ---------
  Net Asset Value, End of Period ...............................      $11.46
                                                                   =========
  Total Investment Return at Net Asset Value (3) ...............       15.09%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ....       14.77%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................      $8,367
  Ratio of Expenses to Average Net Assets ......................        0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) .........        1.51%(6)
  Ratio of Net Investment Income to Average Net Assets .........        1.42%(6)
  Ratio of Adjusted Net Investment Income to Average Net
    Assets (7) .................................................        0.76%(6)
  Portfolio Turnover Rate ......................................          62%
  Fee Reduction Per Share (2) ..................................       $0.03

(1) Commenced operations on January 2, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                      V.A. INDEPENDENCE EQUITY FUND
                                                                             -------------------------------------------
                                                                               PERIOD             YEAR        SIX MONTHS
                                                                                ENDED             ENDED          ENDED
                                                                             DECEMBER 31,      DECEMBER 31,  JUNE 30, 1998
                                                                               1996(1)            1997        (UNAUDITED)
                                                                             ----------        ----------     ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................................       $10.00            $11.11         $14.11
                                                                             ----------        ----------     ----------
  Net Investment Income (2) ..............................................         0.06              0.16           0.05
  Net Realized and Unrealized Gain on Investments ........................         1.12              3.23           2.75
                                                                             ----------        ----------     ----------
     Total from Investment Operations ....................................         1.18              3.39           2.80
                                                                             ----------        ----------     ----------
  Less Distributions:
   Dividends from Net Investment Income ..................................        (0.06)            (0.14)         (0.05)
   Distributions from Net Realized Gain on Investments Sold ..............        (0.01)            (0.25)            --
                                                                             ----------        ----------     ----------
     Total Distributions .................................................        (0.07)            (0.39)         (0.05)
                                                                             ----------        ----------     ----------
  Net Asset Value, End of Period .........................................       $11.11            $14.11         $16.86
                                                                             ==========        ==========     ==========
  Total Investment Return at Net Asset Value (3) .........................        11.78%(5)         30.68%         19.86%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..............        10.66%(5)         30.04%         19.83%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............................       $1,149            $8,719        $16,208
  Ratio of Expenses to Average Net Assets ................................         0.95%(6)          0.95%          0.95%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ...................         4.23%(6)          1.59%          1.00%(6)
  Ratio of Net Investment Income to Average Net Assets ...................         1.60%(6)          1.24%          0.71%(6)
  Ratio of Adjusted Net Investment Income (Loss) to Average Net
    Assets (7) ...........................................................        (1.68%)(6)         0.60%          0.66%(6)
  Portfolio Turnover Rate ................................................           24%               53%            32%
  Fee Reduction Per Share (2) ............................................        $0.12             $0.08          $0.00(8)

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                      V.A. SOVEREIGN INVESTORS FUND
                                                                             -------------------------------------------
                                                                               PERIOD             YEAR        SIX MONTHS
                                                                                ENDED             ENDED          ENDED
                                                                             DECEMBER 31,      DECEMBER 31,  JUNE 30, 1998
                                                                               1996(1)            1997        (UNAUDITED)
                                                                             ----------        ----------     ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................................       $10.00            $10.74         $13.59
                                                                             ----------        ----------     ----------
  Net Investment Income (2) ..............................................         0.07              0.22           0.12
  Net Realized and Unrealized Gain on Investments ........................         0.76              2.82           1.03
                                                                             ----------        ----------     ----------
     Total from Investment Operations ....................................         0.83              3.04           1.15
                                                                             ----------        ----------     ----------
  Less Distributions:
   Dividends from Net Investment Income ..................................        (0.07)            (0.18)         (0.11)
   Distributions from Net Realized Gain on Investments Sold ..............        (0.02)            (0.01)            --
                                                                             ----------        ----------     ----------
     Total Distributions .................................................        (0.09)            (0.19)         (0.11)
                                                                             ----------        ----------     ----------
  Net Asset Value, End of Period .........................................       $10.74            $13.59         $14.63
                                                                             ==========        ==========     ==========
  Total Investment Return at Net Asset Value (3) .........................         8.30%(5)         28.43%          8.43%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..............         7.30%(5)         28.12%            --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............................       $1,111           $12,187        $23,155
  Ratio of Expenses to Average Net Assets ................................         0.85%(6)          0.85%          0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ...................         3.78%(6)          1.16%            --
  Ratio of Net Investment Income to Average Net Assets ...................         1.90%(6)          1.81%          1.69%(6)
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (7)        (1.03%)(6)         1.50%            --
  Portfolio Turnover Rate ................................................           17%               11%            12%
  Fee Reduction Per Share (2) ............................................        $0.11             $0.04             --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                               V.A. 500 INDEX FUND
                                                                                    -------------------------------------------
                                                                                      PERIOD             YEAR        SIX MONTHS
                                                                                      ENDED             ENDED          ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,  JUNE 30, 1998
                                                                                      1996(1)            1997        (UNAUDITED)
                                                                                    ----------        ----------     ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................................       $10.00            $10.44         $12.62
                                                                                    ----------        ----------     ----------
  Net Investment Income (2) .....................................................         0.17              0.30           0.10
  Net Realized and Unrealized Gain on Investments and Financial Futures Contracts         0.98              2.72           2.12
                                                                                    ----------        ----------     ----------
     Total from Investment Operations ...........................................         1.15              3.02           2.22
                                                                                    ----------        ----------     ----------
  Less Distributions:
   Dividends from Net Investment Income .........................................        (0.16)            (0.30)         (0.10)
   Distributions from Net Realized Gain on Investments Sold .....................        (0.55)            (0.54)            --
                                                                                    ----------        ----------     ----------
     Total Distributions ........................................................        (0.71)            (0.84)         (0.10)
                                                                                    ----------        ----------     ----------
  Net Asset Value, End of Period ................................................       $10.44            $12.62         $14.74
                                                                                    ==========        ==========     ==========
  Total Investment Return at Net Asset Value (3) ................................        11.49%(5)         29.51%         17.59%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) .....................        11.25%(5)         29.27%         17.46%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................................       $4,049           $20,008        $18,073
  Ratio of Expenses to Average Net Assets .......................................         0.60%(6)          0.36%          0.35%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........................         1.31%(6)          0.60%          0.62%(6)
  Ratio of Net Investment Income to Average Net Assets ..........................         4.57%(6)          2.45%          1.41%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) .............         3.86%(6)          2.21%          1.14%(6)
  Portfolio Turnover Rate .......................................................           --                 9%            13%
  Fee Reduction Per Share (2) ...................................................        $0.03             $0.03          $0.02

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                 V.A. SOVEREIGN BOND FUND
                                                                      -------------------------------------------
                                                                        PERIOD            YEAR         SIX MONTHS
                                                                        ENDED            ENDED           ENDED
                                                                      DECEMBER 31,     DECEMBER 31,   JUNE 30, 1998
                                                                        1996(1)           1997         (UNAUDITED)
                                                                      ----------       ----------      ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................      $10.00           $10.19          $10.36
                                                                      ---------        ---------       ---------
  Net Investment Income (2) .......................................        0.23             0.68            0.32
  Net Realized and Unrealized Gain on Investments .................        0.21             0.24            0.11
                                                                      ---------        ---------       ---------
     Total from Investment Operations .............................        0.44             0.92            0.43
                                                                      ---------        ---------       ---------

  Less Distributions:
   Dividends from Net Investment Income ...........................       (0.23)           (0.68)          (0.32)
   Distributions from Net Realized Gain on Investments Sold .......       (0.02)           (0.07)             --
                                                                      ---------        ---------       ---------
     Total Distributions ..........................................       (0.25)           (0.75)          (0.32)
                                                                      ---------        ---------       ---------
  Net Asset Value, End of Period ..................................      $10.19           $10.36          $10.47
                                                                      =========        =========       =========
  Total Investment Return at Net Asset Value (3) ..................        4.42%(5)         9.30%           4.20%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) .......        3.25%(5)         7.52%           3.82%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................      $1,056           $3,682          $6,453
  Ratio of Expenses to Average Net Assets .........................        0.75%(6)         0.75%           0.75%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ............        4.15%(6)         2.53%           1.52%(6)
  Ratio of Net Investment Income to Average Net Assets ............        6.69%(6)         6.57%           6.19%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7)        3.29%(6)         4.79%           5.42%(6)
  Portfolio Turnover Rate .........................................          45%             193%            201%
  Fee Reduction Per Share (2) .....................................       $0.12            $0.18           $0.04

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                             V.A. STRATEGIC INCOME FUND
                                                                                    -------------------------------------------
                                                                                      PERIOD            YEAR         SIX MONTHS
                                                                                       ENDED            ENDED           ENDED
                                                                                    DECEMBER 31,     DECEMBER 31,   JUNE 30, 1998
                                                                                      1996(1)           1997         (UNAUDITED)
                                                                                    ----------       ----------      ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................................       $10.00            $10.30         $10.47
                                                                                    ----------        ----------     ----------
  Net Investment Income (2) .....................................................         0.27              0.91           0.44
  Net Realized and Unrealized Gain on Investments and financial
    futures contracts ...........................................................         0.36              0.26           0.04
                                                                                    ----------        ----------     ----------
     Total from Investment Operations ...........................................         0.63              1.17           0.48
                                                                                    ----------        ----------     ----------
  Less Distributions:
   Dividends from Net Investment Income .........................................        (0.27)            (0.91)         (0.44)
   Distributions from Net Realized Gain on Investments Sold .....................        (0.06)            (0.09)            --
                                                                                    ----------        ----------     ----------
     Total Distributions ........................................................        (0.33)            (1.00)         (0.44)
                                                                                    ----------        ----------     ----------
  Net Asset Value, End of Period ................................................       $10.30            $10.47         $10.51
                                                                                    ==========        ==========     ==========
  Total Investment Return at Net Asset Value (3) ................................         6.45%(5)         11.77%          4.61%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) .....................         5.96%(5)         11.25%          4.54%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................................       $2,131            $5,540        $10,844
  Ratio of Expenses to Average Net Assets .......................................         0.85%(6)          0.85%          0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........................         2.28%(6)          1.37%          0.99%(6)
  Ratio of Net Investment Income to Average Net Assets ..........................         7.89%(6)          8.77%          8.36%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) .............         6.46%(6)          8.25%          8.22%(6)
  Portfolio Turnover Rate .......................................................           73%              110%            53%
  Fee Reduction Per Share (2) ...................................................        $0.05             $0.05          $0.01

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                 V.A. HIGH YIELD
                                                                     BOND FUND
                                                                 ---------------
                                                                      PERIOD
                                                                      ENDED
                                                                  JUNE 30, 1998
                                                                  (UNAUDITED)(1)
                                                                 ---------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................      $10.00
                                                                   ---------
  Net Investment Income (2) ....................................        0.43
  Net Realized and Unrealized Loss on Investments and foreign
    currency transactions ......................................       (0.23)
                                                                   ---------
     Total from Investment Operations ..........................        0.20
                                                                   ---------
  Less Distributions:
   Dividends from Net Investment Income ........................       (0.43)
                                                                   ---------
  Net Asset Value, End of Period ...............................       $9.77
                                                                   =========
  Total Investment Return at Net Asset Value (3) ...............        1.94%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ....        1.69%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................      $6,029
  Ratio of Expenses to Average Net Assets ......................        0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) .........        1.37%(6)
  Ratio of Net Investment Income to Average Net Assets .........        9.25%(6)
  Ratio of Adjusted Net Investment Income to Average Net
    Assets (7) .................................................        8.73%(6)
  Portfolio Turnover Rate ......................................          92%
  Fee Reduction Per Share (2) ..................................       $0.03

(1) Commenced operations on January 2, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                              V.A. WORLD BOND FUND
                                                                                    -------------------------------------------
                                                                                      PERIOD             YEAR        SIX MONTHS
                                                                                      ENDED             ENDED           ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,  JUNE 30, 1998
                                                                                      1996(1)            1997        (UNAUDITED)
                                                                                    ---------        ---------        ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................................      $10.00           $10.20            $9.74
                                                                                    ---------        ---------        ---------
  Net Investment Income (2) .....................................................        0.20             0.59             0.27
  Net Realized and Unrealized Gain (Loss) on Investments and
    Foreign Currency Transactions ...............................................        0.20            (0.46)           (0.10)
                                                                                    ---------        ---------        ---------
     Total from Investment Operations ...........................................        0.40             0.13             0.17
                                                                                    ---------        ---------        ---------

  Less Distributions:
   Dividends from Net Investment Income .........................................       (0.20)           (0.21)           (0.27)
   Distributions in Excess of Net Investment Income .............................          --            (0.09)              --
   Tax Return of Capital ........................................................          --            (0.29)              --
                                                                                    ---------        ---------        ---------
     Total Distributions ........................................................       (0.20)           (0.59)           (0.27)
                                                                                    ---------        ---------        ---------
  Net Asset Value, End of Period ................................................      $10.20            $9.74            $9.64
                                                                                    =========        =========        =========
  Total Investment Return at Net Asset Value (3) ................................        4.05%(5)         1.37%            1.72%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) .....................        3.30%(5)         0.07%            1.21%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................................      $2,083           $2,303           $2,458
  Ratio of Expenses to Average Net Assets .......................................        1.00%(6)         1.00%            1.00%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........................        3.19%(6)         2.30%            2.02%(6)
  Ratio of Net Investment Income to Average Net Assets ..........................        5.83%(6)         5.98%            5.51%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) .............        3.64%(6)         4.68%            4.49%(6)
  Portfolio Turnover Rate .......................................................          30%             176%              53%
  Fee Reduction Per Share (2) ...................................................       $0.08            $0.13            $0.05

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                         V.A. MONEY MARKET FUND
                                                                             ---------------------------------------------
                                                                               PERIOD             YEAR         SIX MONTHS
                                                                                ENDED             ENDED           ENDED
                                                                             DECEMBER 31,      DECEMBER 31,   JUNE 30, 1998
                                                                               1996(1)            1997         (UNAUDITED)
                                                                             ----------        ----------       ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................................        $1.00             $1.00            $1.00
                                                                             ----------        ----------       ----------
  Net Investment Income (2) ..............................................         0.02              0.05             0.02

  Less Distributions:
   Dividends from Net Investment Income ..................................        (0.02)            (0.05)           (0.02)
                                                                             ----------        ----------       ----------
  Net Asset Value, End of Period .........................................        $1.00             $1.00            $1.00
                                                                             ==========        ==========       ==========
  Total Investment Return at Net Asset Value (3) .........................         1.61%(5)          4.88%            2.47%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..............        (7.55%)(5)         4.36%            2.45%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............................         $207            $8,377          $10,910
  Ratio of Expenses to Average Net Assets ................................         0.75%(6)          0.75%            0.75%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ...................        27.48%(6)          1.27%            0.80%(6)
  Ratio of Net Investment Income to Average Net Assets ...................         4.68%(6)          4.86%            4.91%(6)
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (7) ...............................................       (22.05%)(6)         4.34%            4.86%(6)
  Fee Reduction Per Share (2) ............................................        $0.08             $0.00(8)         $0.00(8)

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. International Fund on June 30, 1998. It's divided into four main categories: common stocks, preferred stocks, rights and short-term investments. Common stocks, preferred stocks and rights are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF    MARKET
ISSUER, DESCRIPTION                                          SHARES      VALUE
-------------------                                          ------      -----

COMMON STOCKS
Australia (1.80%)
  Australia & New Zealand Banking Group Ltd.,
   American Depositary Receipts (ADR)
   (Banks - Foreign) .......................................       2         $68
  National Australia Bank Ltd. (Banks - Foreign) ...........   1,794      23,720
  News Corp. Ltd. (The) (Media) ............................   2,000      16,363
  News Corp. Ltd. (The) (ADR) (Media) ......................     476      15,292
  Normandy Mining Ltd. (Metal) .............................  15,439      12,651
  Telstra Corp., Ltd. (Telecommunications) .................   9,508      24,435
  Westpac Banking Corp. (Banks - Foreign) ..................   2,000      12,229
                                                                      ----------
                                                                         104,758
                                                                      ----------
Belgium (2.60%)
  Electrabel SA (Utilities) ................................     141      39,999
  Fortis AG (Insurance) ....................................      84      21,457
  PetroFina SA (Oil & Gas) .................................      70      28,751
  Tractebel SA (Utilities) .................................     420      61,549
                                                                      ----------
                                                                         151,756
                                                                      ----------
Brazil (0.02%)
  Telecomunicacoes Brasileiras S/A (ADR)
   (Telecommunications) ....................................      10       1,092
                                                                      ----------
Canada (4.60%)
  BCE, Inc. (Telecommunications) ...........................     315      13,507
  Bombardier Inc. (Diversified Operations) .................   1,613      43,955
  Northern Telecom Ltd. (Telecommunications) ...............     845      47,890
  Royal Bank of Canada (Banks - Foreign)  ..................   1,156      69,794
  Toronto-Dominion Bank (Banks - Foreign) ..................   2,055      93,117
                                                                      ----------
                                                                         268,263
                                                                      ----------
Denmark (1.11%)
  Novo Nordisk A/S (Medical) ...............................     330      45,540
  Tele Danmark A/S (Telecommunications) ....................     200      19,215
                                                                      ----------
                                                                          64,755
                                                                      ----------
Finland (1.38%)
  Nokia AB (Telecommunications) ............................   1,090      80,243
                                                                      ----------
France (13.34%)
  Accor SA (Leisure) .......................................      95      26,587
  Alcatel Alsthom SA (Telecommunications) ..................     332      67,600
  Alstom SA (Machinery)* ...................................   1,362      44,832
  Axa SA (Insurance) .......................................     531      59,725
  Cap Gemini SA (Computers) ................................     462      72,597
  Carrefour SA (Retail) ....................................      46      29,103
  Compagnie de Saint Gobain SA (Building) ..................      85      15,761
  Compagnie Generale des Eaux (Diversified Operations) .....     263      56,161
  Danone SA (Food) .........................................     139      38,327
  Elf Aquitaine SA (Oil & Gas) .............................     494      69,454
  France Telecom SA (ADR) (Telecommunications)* ............     750      52,172
  L'Air Liquide SA (Chemicals) .............................      74      12,240
  L'Oreal SA (Cosmetics & Personal Care)  ..................      51      28,369
  Legrand SA (Electronics) .................................      55      14,556
  Paribas SA (Banks - Foreign) .............................     339      36,279
  Pinault-Printemps-Redoute SA (Retail) ....................      17      14,228
  Schneider SA (Machinery) .................................     165      13,158
  Suez Lyonnaise des Eaux (Diversified Operations) .........     320      52,666
  Synthelabo SA (Medical) ..................................     174      29,356
  Total SA (Oil & Gas) .....................................     101      13,131
  Valeo SA (Automobile / Trucks) ...........................     308      31,484
                                                                      ----------
                                                                         777,786
                                                                      ----------
Germany (6.87%)
  Allianz AG (Insurance) ...................................     170      56,700
  Allianz AG (New shares) (Insurance)* .....................       5       1,654
  Bayerische Motoren Werke AG (Automobile / Trucks) ........      60      60,717
  Bayerische Motoren Werke AG (New shares)
   (Automobile / Trucks)* ..................................      19      19,227
  Bayerische Vereinsbank AG (Banks - Foreign) ..............     328      27,827
  Daimler-Benz AG (Automobile / Trucks) ....................     150      14,763
  Deutsche Bank AG (Banks - Foreign) .......................     888      75,139
  Deutsche Telekom AG (Telecommunications) .................   1,043      28,570
  Fresenius AG (Medical) ...................................      59      10,142
  Mannesmann AG (Machinery) ................................     370      38,058
  Muenchener Rueckversicherungs-Gesellschaft
   AG (Insurance) ..........................................      45      22,357
  Siemens AG (Diversified Operations) ......................     419      25,591
  VEBA AG (Diversified Operations) .........................     293      19,715
                                                                      ----------
                                                                         400,460
                                                                      ----------
Hong Kong (2.64%)
  Cheung Kong Holdings Ltd. (Real Estate Operations) .......   4,000      19,670
  China Telecom Ltd. (Telecommunications)* .................  18,000      31,247
  China Telecom Ltd. (ADR) (Telecommunications)* ...........     225       7,777
  Hong Kong Telecommunications Ltd.
   (Telecommunications) ....................................  13,921      26,142
  HSBC Holdings Ltd. (Banks - Foreign) .....................     800      19,566
  Hutchison Whampoa Ltd. (Diversified Operations) ..........   4,554      24,040
  Sun Hung Kai Properties Ltd. (Real Estate Operations) ....   6,000      25,478
                                                                      ----------
                                                                         153,920
                                                                      ----------
India (0.35%)
  State Bank of India, Global Depositary Receipts
   (Banks - Foreign) .......................................   1,721      20,394
                                                                      ----------
Ireland (2.37%)
  Allied Irish Banks PLC (ADR) (Banks - Foreign) ...........   1,472     126,316
  CRH PLC (Building) .......................................     840      11,922
                                                                      ----------
                                                                         138,238
                                                                      ----------
Italy (4.45%)
  Assicurazioni Generali SpA (Insurance)  ..................     450      14,639
  Banca Popolare di Brescia SpA (Banks - Foreign) ..........   1,400      26,475
  Credito Italiano SpA (Banks - Foreign)  ..................   8,670      45,406
  Ente Nazionale Idrocarburi SpA (Oil & Gas) ...............   3,773      24,739
  Istituto Nazionale delle Assicurazioni SpA (Insurance) ...  11,876      33,755
  Telecom Italia Mobile SpA (Telecommunications) ...........   7,379      45,144
  Telecom Italia SpA (Telecommunications) ..................   9,405      69,264
                                                                      ----------
                                                                         259,422
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

                                                            NUMBER OF    MARKET
ISSUER, DESCRIPTION                                          SHARES      VALUE
-------------------                                          ------      -----

Japan (9.85%)
  Bank of Tokyo-Mitsubishi, Ltd. (Banks - Foreign) .........   3,000     $31,872
  Bridgestone Corp. (Rubber - Tires & Misc.) ...............   1,000      23,722
  Fuji Photo Film Co., Ltd. (Leisure) ......................   1,000      34,932
  Fujitsu Ltd. (Computers) .................................   2,000      21,118
  Honda Motor Co., Ltd. (Automobile / Trucks) ..............   2,000      71,454
  Ito-Yokado Co., Ltd. (Retail) ............................   1,000      47,226
  Kansai Electric Power Co., Inc. (Utilities) ..............   2,000      34,859
  Matsushita Electric Industrial Co., Ltd. (Electronics) ... 3,000 48,384 Nippon Telephone & Telegraph Corp.
   (Telecommunications) ....................................       6      49,902
  Nomura Securities Co., Ltd. (Finance) ....................   4,000      46,720
  Shin-Etsu Chemical Co., Ltd. (Chemicals) .................   2,000      34,715
  Sony Corp. (Electronics) .................................     400      34,570
  TDK Corp. (Electronics) ..................................   1,000      74,130
  Tokio Marine & Fire Insurance Co. (Insurance) ............   2,000      20,626
                                                                      ----------
                                                                         574,230
                                                                      ----------
Mexico (1.61%)
  Panamerican Beverages, Inc. (Beverages) ..................   2,978      93,621
                                                                      ----------
Netherlands (6.28%)
  ABN AMRO Holding NV (ADR) (Banks - Foreign) ..............   3,489      81,773
  AEGON NV (Insurance) .....................................     402      35,004
  Akzo Nobel NV (Chemicals) ................................     130      28,919
  ING Groep NV (ADR) (Banks - Foreign) .....................   1,125      73,547
  KPN NV (Utilities) .......................................     500      19,260
  Royal Dutch Petroleum Co. (Oil & Gas) ....................   1,037      57,545
  Royal Philips Electronics NV (Electronics) ...............     684      57,540
  TNT Post groep NV (Transport)* ...........................     500      12,791
                                                                      ----------
                                                                         366,379
                                                                      ----------
Norway (1.14%)
  Norsk Hydro ASA (Oil & Gas) ..............................     500      22,017
  Orkla ASA (Diversified Operations) .......................   1,900      44,249
                                                                      ----------
                                                                          66,266
                                                                      ----------
Portugal (1.46%)
  Cimpor-Cimentos de Portugal SA (Building) ................   1,000      35,157
  Electricidade de Portugal SA (Utilities) .................     821      19,097
  Portugal Telecom SA (Telecommunications) .................     577      30,600
                                                                      ----------
                                                                          84,854
                                                                      ----------
Singapore (0.30%)
  Oversea-Chinese Banking Corp., Ltd. (Banks - Foreign) ....   3,050      10,408
  Singapore Telecommunications, Ltd.
   (Telecommunications) ....................................   5,000       7,122
                                                                      ----------
                                                                          17,530
                                                                      ----------
Spain (3.80%)
  Argentaria Corp. BC (Banks - Foreign) ....................   1,020      22,881
  Banco Bilbao Vizcaya SA (Banks - Foreign) ................     806      41,364
  Banco Santander SA (Banks - Foreign) .....................   1,634      41,822
  Endesa SA (Utilities) ....................................   2,543      55,636
  Iberdrola SA (Utilities) .................................     742      12,048
  Repsol SA (Oil & Gas) ....................................     227      12,508
  Telefonica de Espana SA (Telecommunications) .............     762      35,230
                                                                      ----------
                                                                         221,489
                                                                      ----------
Sweden (3.39%)
  Astra AB (Medical) .......................................     986      20,150
  Ericsson (LM) Telefonaktiebolaget
   (Telecommunications) ....................................   2,006      58,601
  Investor AB (Diversified Operations) .....................   1,364      79,607
Sweden (continued)
  Nordbanken Holding AB (Banks - Foreign) ..................   4,912      36,027
  Saab AB (Aerospace)* .....................................     278       2,928
                                                                      ----------
                                                                         197,313
                                                                      ----------
Switzerland (9.10%)
  Adecco SA (Business Services - Misc.) ....................      63      28,457
  Alusuisse-Lonza Holding AG (Containers)* .................      10      12,706
  Barry Callebaut AG (Food)* ...............................      73      15,764
  Credit Suisse Group (Banks - Foreign) ....................     266      59,285
  Nestle SA (Food) .........................................      43      92,173
  Novartis AG (Medical) ....................................      52      86,672
  Roche Holding AG (Medical) ...............................       2      19,672
  Schweizerische Rueckversicherungs-Gesellschaft
   (Insurance) .............................................      20      50,664
  Union Bank of Switzerland AG (Banks - Foreign) ...........     207      77,097
  Zurich Versicherungs-Gesellschaft (Insurance) ............     138      88,215
                                                                      ----------
                                                                         530,705
                                                                      ----------
United Kingdom (13.78%)
  B.A.T. Industries PLC (Tobacco) ..........................   1,667      16,700
  British Petroleum Co. PLC (Oil & Gas) ....................   3,506      51,164
  British Telecommunications PLC (Telecommunications) ......   2,500      30,889
  Diageo PLC (Beverages) ...................................   1,593      18,885
  EMAP PLC (Media) .........................................   1,498      30,315
  Glaxo Wellcome PLC (Medical) .............................   2,018      60,616
  Granada Group PLC (Diversified Operations) ...............   3,000      55,200
  Kingfisher PLC (Retail) ..................................   1,500      24,169
  Lloyds TSB Group PLC (Banks - Foreign)  ..................   5,622      78,710
  Marks & Spencer PLC (Retail) .............................   3,041      27,698
  Pearson PLC (Media) ......................................   1,584      29,040
  Regal Hotel Group PLC (Leisure) ..........................  50,000      35,899
  Royal & Sun Alliance Insurance Group PLC (Insurance) .....   3,665      37,910
  Royal Bank of Scotland Group PLC (Banks - Foreign) .......   2,306      40,043
  SmithKline Beecham PLC (Medical) .........................   4,247      51,872
  Thames Water PLC (Utilities) .............................   1,000      18,216
  Unilever PLC (Consumer Products - Misc.) .................   7,900      84,156
  WPP Group PLC (Advertising) ..............................   9,000      59,020
  Zeneca Group PLC (Medical) ...............................   1,234      52,994
                                                                      ----------
                                                                         803,496
                                                                      ----------
                                         TOTAL COMMON STOCKS
                                           (Cost $4,856,049) (92.24%)  5,376,970
                                                             -------  ----------

PREFERRED STOCKS
Brazil (2.08%)
  Compania Riograndense de Telecomunicacoes
   SA (Telecommunications) .................................  11,971      13,052
  Petroleo Brasileiro SA (Oil & Gas) ....................... 242,000      44,987
  Telecomunicacoes de Sao Paulo
   SA (Telecommunications) ................................. 197,897      46,542
  Telesp Celular SA (Telecommunications)* .................. 197,897      16,427
                                                                      ----------
                                                                         121,008
                                                                      ----------
Germany (0.97%)
  Henkel KGaA (Chemicals) ..................................     173      17,123
  SAP AG (Computers) .......................................      58      39,397
                                                                      ----------
                                                                          56,520
                                                                      ----------
                                      TOTAL PREFERRED STOCKS
                                             (Cost $178,308)  (3.05%)    177,528
                                                             -------  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

                                                            NUMBER OF    MARKET
ISSUER, DESCRIPTION                                          SHARES      VALUE
-------------------                                          ------      -----

RIGHT
Brazil (0.00%)
  Telecomunicacoes de Sao Paulo
   SA (Telecommunications)* ................................   9,300        $149
                                                                      ----------
                                                 TOTAL RIGHT
                                                   (Cost $0)  (0.00%)        149
                                                             -------  ----------
                            TOTAL PREFERRED STOCKS AND RIGHT
                                             (Cost $178,308)  (3.05%)    177,677
                                                             -------  ----------

                                                INTEREST    PAR VALUE
                                                  RATE    (000s OMITTED)
                                                  ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.53%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities USA, Inc. -
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Notes,
   5.00% thru 7.50% due 02-15-99
   thru 11-15-01) - Note B....................   5.750%         $206     206,000
                                                                      ----------
                           TOTAL SHORT-TERM INVESTMENTS       (3.53%)    206,000
                                                            --------  ----------
                                      TOTAL INVESTMENTS      (98.82%)  5,760,647
                                                            --------  ----------
                      OTHER ASSETS AND LIABILITIES, NET       (1.18%)     68,892
                                                            --------  ----------
                                       TOTAL NET ASSETS     (100.00%) $5,829,539
                                                            ========  ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Industry Diversification (Unaudited)
--------------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at June 30, 1998 assigned to the various investment categories.

                                                      MARKET VALUE
INVESTMENT CATEGORIES                           AS A % OF FUND NET ASSETS
---------------------                           -------------------------

  Advertising................................             1.01%
  Aerospace .................................             0.05
  Automobiles / Trucks.......................             3.39
  Banks - Foreign............................            20.09
  Beverages..................................             1.93
  Building ..................................             1.08
  Business Services - Misc. .................             0.49
  Chemicals..................................             1.60
  Computers..................................             2.28
  Consumer Products - Misc. .................             1.44
  Containers.................................             0.22
  Cosmetics & Personal Care..................             0.49
  Diversified Operations.....................             6.88
  Electronics................................             3.93
  Finance ...................................             0.80
  Food.......................................             2.51
  Insurance..................................             7.59
  Leisure....................................             1.67
  Machinery..................................             1.65
  Media......................................             1.56
  Medical....................................             6.47
  Metal .....................................             0.22
  Oil & Gas..................................             5.56
  Real Estate Operations.....................             0.78
  Retail.....................................             2.44
  Rubber - Tire & Misc. .....................             0.41
  Telecommunications.........................            13.77
  Tobacco....................................             0.29
  Transport .................................             0.22
  Utilities..................................             4.47
  Short-Term Investments.....................             3.53
                                                         -----
                            TOTAL INVESTMENTS            98.82%
                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. Regional Bank Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Regional Bank Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Superregional Banks (4.17%)
  KeyCorp. (OH ) ..........................................  2,200      $78,375
  Mellon Bank Corp. (PA ) .................................  1,300       90,512
  NationsBank Corp. (NC ) .................................  2,000      153,000
  Norwest Corp. (MN ) .....................................  4,250      158,844
                                                                     ----------
                                                                        480,731
                                                                     ----------
Banks - United States (81.79%)
  Associated Banc-Corp. (WI ) .............................  5,719      215,168
  BancFirst Corp. (OK ) ...................................  3,800      176,700
  BancorpSouth, Inc. (MS ) ................................  9,325      195,825
  Bank of the Ozarks, Inc. (AR ) ..........................  5,700      176,700
  BB&T Corp. (NC ) ........................................  3,650      246,831
  CCB Financial Corp. (NC ) ...............................  2,450      260,312
  Centura Banks, Inc. (NC ) ...............................  3,350      209,375
  Chittenden Corp. (VT ) ..................................  6,250      218,750
  City National Corp. (CA ) ...............................  6,700      247,481
  CNB Bancshares, Inc. (IN ) ..............................  5,000      240,000
  Colonial BancGroup, Inc. (AL ) ..........................  6,350      204,787
  Comerica, Inc. (MI ) ....................................  4,000      265,000
  Commerce Bancshares, Inc. (MO ) .........................  3,800      185,487
  Community First Bankshares, Inc. (ND ) ..................  7,600      199,025
  Compass Bancshares, Inc. (AL ) ..........................  5,425      244,803
  Crestar Financial Corp. (VA ) ...........................  3,800      207,338
  Cullen / Frost Bankers, Inc. (TX ) ......................  4,000      217,000
  First Hawaiian, Inc. (HI ) ..............................  4,300      156,412
  First Security Corp. (UT ) .............................. 11,600      248,312
  First Tennessee National Corp. (TN ) ....................  6,875      216,992
  First Virginia Banks, Inc. (VA ) ........................  4,750      242,844
  First Western Bancorp., Inc. (PA ) ......................  6,150      181,041
  Firstar Corp. (WI ) .....................................  6,750      256,500
  FirstMerit Corp. (OH ) ..................................  8,225      239,553
  HUBCO, Inc. (NJ ) .......................................  6,500      232,781
  Imperial Bancorp. * (CA ) ...............................  8,700      261,000
  Marshall & Ilsley Corp. (WI ) ...........................  4,200      214,463
  Mercantile Bankshares Corp. (MD ) .......................  6,450      224,541
  Mississippi Valley Bancshares, Inc. (MO ) ...............  4,700      185,650
  North Fork Bancorp., Inc. (NY ) .........................  3,750       91,641
  Old Kent Financial Corp. (MI ) ..........................  1,288       46,310
  Regions Financial Corp. (AL ) ...........................  5,625      230,977
  Santa Barbara Bancorp. (CA ) ............................  8,650      248,688
  Security Bank Holding Co. (OR ) .........................  4,000       40,000
  Silicon Valley Bancshares* (CA ) ........................  2,950      105,001
  SouthTrust Corp. (AL ) ..................................  4,250      184,875
  Southwest Bancorp. of Texas, Inc.* (TX ) ................  6,950      130,747
  Star Banc Corp. (OH ) ...................................  2,800      178,850
  Sterling Bancshares, Inc. (TX ) ......................... 10,400      163,800
  Summit Bancshares, Inc. (TX ) ........................... 10,525      223,656
  TCF Financial Corp. (MN ) ...............................  7,600      224,200
  Texas Regional Bancshares, Inc. (Class A) (TX ) .........  5,700      186,675
  UST Corp. (MA ) .........................................  9,050      239,825
  Westamerica Bancorp. (CA ) ..............................  5,150      165,444
  West Coast Bancorp. (OR ) ...............................  7,600      187,150
  Whitney Holding Corp. (LA ) .............................  3,850      195,388
  Zions Bancorp. (UT ) ....................................  4,000      212,500
                                                                     ----------
                                                                      9,426,398
                                                                     ----------
Thrifts (8.38%)
  ALBANK Financial Corp. (NY ) ............................  4,000     $282,250
  Charter One Financial, Inc. (OH ) .......................  4,975      167,595
  First Financial Holdings, Inc. (SC ) ....................  7,600      180,500
  InterWest Bancorp., Inc. (WA ) ..........................  4,250      184,344
  Washington Mutual, Inc. (WA ) ...........................  3,475      150,945
                                                                     ----------
                                                                        965,634
                                                                     ----------
                                       TOTAL COMMON STOCKS
                                        (Cost $11,105,909) (94.34%)  10,872,763
                                                            -------  ----------

                                                INTEREST    PAR VALUE
                                                  RATE    (000s OMITTED)
                                                  ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (12.32%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities
   USA, Inc. Dated 06-30-98,
   due 07-01-98 (Secured by U.S.
   Treasury Bond, 9.125% due
   05-15-18, and U.S. Treasury
   Notes, 5.00% thru 8.75% due
   12-31-98 thru 04-30-03) -
   Note B........................................   5.750%  $1,420    1,420,000
                                                                    -----------

Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%............................                           790
                                                                    -----------
                             TOTAL SHORT-TERM INVESTMENTS  (12.33%)   1,420,790
                                                          --------  -----------
                                        TOTAL INVESTMENTS (106.67%)  12,293,553
                                                          --------  -----------
                        OTHER ASSETS AND LIABILITIES, NET   (6.67%)    (768,875)
                                                          --------  -----------
                                         TOTAL NET ASSETS (100.00%) $11,524,678
                                                          ========  ===========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Financial Industries Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Banks - Foreign (6.22%)
  Allied Irish Banks PLC, (American Depositary
   Receipt), (ADR) (Ireland) .............................   9,500      $815,219
  Anglo Irish Bank Corp., PLC (Ireland) ..................   5,000        13,431
  Corporacion Bancaria de Espana S.A.
   (ADR) (Spain) .........................................  10,430       470,654
  ING Groep N.V. (ADR) (Netherlands) .....................   8,000       523,000
  Nordbanken Holding AB (Sweden) .........................  20,200       148,175
  Royal Bank of Canada (Canada) ..........................  18,000     1,086,750
                                                                      ----------
                                                                       3,057,229
                                                                      ----------
Banks - Money Center (1.54%)
  Chase Manhattan Corp. ..................................  10,040       758,020
                                                                      ----------
Banks - Southeast (1.30%)
  First Tennessee National Corp. .........................  20,300       640,719
                                                                      ----------
Banks - Super Regional (5.85%)
  BankBoston Corp. .......................................  19,450     1,081,906
  Norwest Corp. ..........................................  48,000     1,794,000
                                                                      ----------
                                                                       2,875,906
                                                                      ----------
Banks - West (1.75%)
  Westamerica Bancorp ....................................  26,700       857,737
                                                                      ----------
Broker Services (15.94%)
  Edwards (A.G.), Inc. ...................................  43,725     1,866,511
  Freedom Securities Corp.* ..............................  10,000       181,250
  Friedman, Billings, Ramsey Group, Inc. (Class A)* ......   3,000        43,313
  Legg Mason, Inc. .......................................  37,166     2,139,368
  McDonald & Co., Investments ............................  16,350       536,484
  Morgan Stanley, Dean Witter, Discover & Co. ............  17,500     1,599,062
  Stifel Financial Corp. .................................  17,100       259,706
  Travelers Group, Inc. ..................................  20,000     1,212,500
                                                                      ----------
                                                                       7,838,194
                                                                      ----------
Computer - Services (4.96%)
  BISYS Group, Inc. (The)* ...............................  10,000       410,000
  Fiserv, Inc.* ..........................................  47,737     2,027,328
  Fundtech Ltd.* .........................................     200         3,775
                                                                      ----------
                                                                       2,441,103
                                                                      ----------
Finance - Consumer Loans (6.29%)
  American Express Co. ...................................  16,990     1,936,860
  MBNA Corp. .............................................  35,100     1,158,300
                                                                      ----------
                                                                       3,095,160
                                                                      ----------
Finance - Investment Management (10.15%)
  Affiliated Managers Group, Inc.* .......................   7,500       278,438
  Conning Corp. ..........................................  10,500       204,750
  Federated Investors, Inc. (Class B)* ...................   7,500       138,750
  Franklin Resources, Inc. ...............................  24,690     1,333,260
  John Nuveen Co. (The) (Class A) ........................  13,000       515,938
  Price (T. Rowe) Associates, Inc. .......................  41,000     1,540,062
  Waddell & Reed Financial, Inc. (Class A) ...............  41,000       981,437
                                                                      ----------
                                                                       4,992,635
                                                                      ----------
Finance - Savings & Loan (0.50%)
  InterWest Bancorp., Inc. ...............................   5,700       247,238
                                                                      ----------
Finance - SBIC & Commercial (1.13%)
  CIT Group, Inc. (The) (Class A) ........................  14,825       555,937
                                                                      ----------
Insurance - Accident & Health (1.71%)
  Provident Cos., Inc. ...................................  24,350       840,075
                                                                      ----------
Insurance - Brokers (1.84%)
  Marsh & McLennan Cos., Inc. ............................  15,000       906,562
                                                                      ----------
Insurance - Diversified (2.01%)
  Aetna, Inc. ............................................  13,000       989,625
                                                                      ----------
Insurance - Life (2.80%)
  Annuity and Life Re (Holdings), Ltd.* ..................     150         3,319
  ARM Financial Group, Inc. (Class A) ....................  15,000       331,875
  Reinsurance Group of America, Inc.* ....................  10,010       513,638
  Torchmark Corp. ........................................  11,500       526,125
                                                                      ----------
                                                                       1,374,957
                                                                      ----------
Insurance - Multi Line (2.00%)
  Allmerica Financial Corp. ..............................  15,100       981,500
                                                                      ----------
Insurance - Property & Casualty (15.06%)
  Commerce Group, Inc. ...................................  17,475       677,156
  Donegal Group, Inc. ....................................  24,633       461,863
  Frontier Insurance Group, Inc. .........................   9,735       219,646
  General Re Corp. .......................................   7,500     1,901,250
  Penn-America Group, Inc. ...............................  16,000       216,000
  RLI Corp. ..............................................  22,469       914,197
  SAFECO Corp. ...........................................  31,340     1,424,011
  St. Paul Cos., Inc. ....................................  18,200       765,538
  Summit Holdings Southeast, Inc.* .......................   1,900        60,563
  Travelers Property Casualty Corp. (Class A) ............  17,900       767,462
                                                                      ----------
                                                                       7,407,686
                                                                      ----------
Leasing Companies (0.46 %)
  Newcourt Credit Group, Inc. (Canada) ...................   4,600       226,263
                                                                      ----------
Mortgage & RE Services (1.24%)
  Fannie Mae .............................................  10,000       607,500
                                                                      ----------
REIT - Equity Trust (8.63%)
  Brandywine Realty Trust ................................  35,225       788,159
  Corporate Office Properties Trust, Inc. ................     700         6,213
  Excel Realty Trust, Inc. ...............................  12,000       345,750
  General Growth Properties ..............................  24,000       897,000
  Glenborough Realty Trust, Inc. .........................  11,500       303,313
  Macerich Co. (The) .....................................  11,000       322,438
  Prentiss Properties Trust ..............................  26,440       642,823
  SL Green Realty Corp. ..................................  12,500       281,250
  Spieker Properties, Inc. ...............................  17,000       658,750
                                                                      ----------
                                                                       4,245,696
                                                                      ----------
                                       TOTAL COMMON STOCKS
                                        (Cost $40,397,984) (91.38%)   44,939,742
                                                           -------    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund

                                             INTEREST    PAR VALUE      MARKET
ISSUER, DESCRIPTION                            RATE    (000s OMITTED)   VALUE
-------------------                            ----    --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (8.08%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc.
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Bond,
   9.125% due 05-15-18, and U.S
   Treasury Notes, 5.00% thru 8.75%
   due 12-31-98 thru 04-30-03) -
   Note B...................................  5.750%        $3,975    $3,975,000
                                                                     -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.......................                                 661
                                                                     -----------
                       TOTAL SHORT-TERM INVESTMENTS         (8.08%)    3,975,661
                                                          --------   -----------
                                  TOTAL INVESTMENTS        (99.46%)   48,915,403
                                                          --------   -----------
                  OTHER ASSETS AND LIABILITIES, NET         (0.54%)      265,075
                                                          --------   -----------
                                   TOTAL NET ASSETS       (100.00%)  $49,180,478
                                                          ========   ===========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Emerging Growth Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Advertising (1.44%)
  Getty Images, Inc.* ....................................   2,200       $48,950
  Outdoor Systems, Inc.* .................................   1,012        28,336
  Princeton Video Image, Inc.* ...........................   3,800        17,575
                                                                      ----------
                                                                          94,861
                                                                      ----------
Aerospace (0.34%)
  AAR Corp. ..............................................     750        22,172
                                                                      ----------
Agricultural Operations (0.35%)
  Scheid Vineyards, Inc. (Class A)* ......................   3,300        22,894
                                                                      ----------
Automobile / Trucks (1.76%)
  Gentex Corp.* ..........................................   1,800        32,625
  Special Devices, Inc.* .................................     800        28,300
  United Rentals, Inc. * .................................   1,300        54,600
                                                                      ----------
                                                                         115,525
                                                                      ----------
Beverages (0.34%)
  Beringer Wine Estates Holdings, Inc. (Class B)* ........     500        22,031
                                                                      ----------
Broker Services (1.13%)
  Dain Rauscher Corp. ....................................     400        21,900
  E*TRADE Group, Inc.* ...................................   2,300        52,756
                                                                      ----------
                                                                          74,656
                                                                      ----------
Building (1.50%)
  Crossmann Communities, Inc.* ...........................   1,100        33,412
  D R Horton, Inc. .......................................   1,300        27,138
  SMED International, Inc.* (Canada) .....................   1,700        30,600
  Vari-Lite International, Inc.* .........................   1,200         7,500
                                                                      ----------
                                                                          98,650
                                                                      ----------
Business Services - Misc. (8.97%)
  Abacus Direct Corp.* ...................................     700        36,356
  Charles River Associates, Inc.* ........................   1,800        45,000
  Coinstar, Inc.* ........................................   4,000        37,000
  Forrester Research, Inc.* ..............................   1,100        43,725
  Hagler Bailly, Inc.* ...................................   1,500        38,812
  ICON PLC, (American Depositary Receipts),
   (ADR) (United Kingdom) * ..............................     100         2,525
  INSpire Insurance Solutions, Inc.* .....................   1,300        43,225
  Lason, Inc.* ...........................................   1,000        54,500
  Mac-Gray Corp.* ........................................   1,600        20,400
  MAXIMUS, Inc.* .........................................     100         2,875
  META Group, Inc. * .....................................   1,800        39,825
  Metamor Worldwide, Inc.* ...............................     750        26,390
  Metzler Group, Inc. (The)* .............................   1,600        58,600
  On Assignment, Inc.* ...................................   1,100        38,431
  ProBusiness Services, Inc.* ............................   1,400        65,450
  Professional Detailing, Inc.* ..........................   1,500        37,313
                                                                      ----------
                                                                         590,427
                                                                      ----------
Computers (22.78%)
  Advent Software, Inc.* .................................   1,300        54,600
  AnswerThink Consulting Group * .........................   2,500        53,750
  Aris Corp.* ............................................   1,800        50,400
  Aspect Development, Inc.* ..............................     600        45,375
  BARRA, Inc.* ...........................................   1,400        34,300
  CBT Group PLC Ltd., ADR (Ireland) ......................     800        42,800
  CCC Information Services Group, Inc. *  ................   1,800        29,700
  CheckFree Holdings Corp.* ..............................   1,400        41,212
  Cognizant Technology Solutions Corp. *  ................   3,300        39,806
  Concord Communications, Inc.* ..........................     100         2,556
  Dendrite International, Inc.* ..........................   1,500        56,437
  Exodus Communications, Inc.* ...........................     600        26,850
  Fundtech Ltd. * ........................................   2,700        50,963
  Hyperion Software Corp.* ...............................     600        17,100
  IDX Systems Corp. ......................................   1,100        50,668
  Information Management Resources, Inc.* ................   1,475        49,873
  Inktomi Corp.* .........................................     100         3,975
  International Integration, Inc. * ......................     200         3,450
  International Network Services, Inc.* ..................   1,300        53,300
  JDA Software Group, Inc.* ..............................     500        21,875
  Manhattan Associates, Inc. * ...........................   1,600        33,300
  Micromuse, Inc. * ......................................   1,800        73,462
  MicroStrategy, Inc. (Class A) * ........................     300         8,475
  MIPS Technologies, Inc. * ..............................     200         2,687
  National Computer Systems, Inc. ........................   1,900        45,600
  National Instruments Corp.* ............................   1,300        46,475
  Network Appliance, Inc.* ...............................   1,400        54,512
  Pegasystems, Inc. * ....................................   1,200        32,550
  Real Networks, Inc. * ..................................   1,100        41,043
  SCM Microsystems, Inc.* ................................     600        37,500
  Software.net Corp.* ....................................   2,800        53,550
  SPR, Inc.* .............................................   1,000        31,125
  Symantec Corp.* ........................................   1,500        39,187
  THINK New Ideas, Inc.* .................................     500        13,062
  Transition Systems, Inc. * .............................   1,900        20,187
  Verio, Inc.* ...........................................   1,800        44,775
  VeriSign, Inc.* ........................................   1,700        63,537
  Visio Corp.* ...........................................   1,100        52,525
  Whittman-Hart, Inc. * ..................................     700        33,862
  Wind River Systems* ....................................   1,200        43,050
                                                                      ----------
                                                                       1,499,454
                                                                      ----------
Containers (0.39%)
  Ivex Packaging Corp.* ..................................   1,100        25,575
                                                                      ----------
Electronics (2.71%)
  Aavid Thermal Technologies, Inc.* ......................     800        23,400
  ATMI, Inc.* ............................................   2,000        30,000
  Flextronics International Ltd. * .......................     800        34,800
  Level One Communications, Inc.* ........................   1,700        39,950
  MMC Networks, Inc. .....................................     100         3,187
  Rambus, Inc.* ..........................................     600        36,675
  Semtech Corp.* .........................................     600        10,612
                                                                      ----------
                                                                         178,624
                                                                      ----------
Finance (3.37%)
  AmeriCredit Corp.* .....................................   1,600        57,100
  Financial Federal Corp.* ...............................   1,500        40,218
  FIRSTPLUS Financial Group, Inc.* .......................     800        28,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Finance (continued)
  Medallion Financial Corp. ..............................   2,400       $66,000
  Waddell & Reed Financial, Inc. (Class A) ...............   1,250        29,922
                                                                      ----------
                                                                         222,040
                                                                      ----------
Food (2.07%)
  American Italian Pasta Co. (Class A)* ..................   1,500        55,875
  Dreyer's Grand Ice Cream, Inc. .........................   1,900        38,238
  Suiza Foods Corp.* .....................................     710        42,378
                                                                      ----------
                                                                         136,491
                                                                      ----------
Funeral Services & Related (0.87%)
  Carriage Services, Inc. (Class A)* .....................   1,400        35,175
  Rock of Ages Corp.* ....................................   1,400        21,700
                                                                      ----------
                                                                          56,875
                                                                      ----------
Insurance (2.29%)
  AmerUs Life Holdings, Inc. (Class A) ...................     600        19,425
  Capital Re Corp. .......................................     200        14,325
  CMAC Investment Corp. ..................................     500        30,750
  Hartford Life, Inc. (Class A) ..........................     800        45,550
  Life Re Corp. ..........................................     500        41,000
                                                                      ----------
                                                                         151,050
                                                                      ----------
Leasing Companies (1.05%)
  LINC Capital, Inc.* ....................................   2,000        34,500
  Rollins Truck Leasing Corp. ............................   2,800        34,650
                                                                      ----------
                                                                          69,150
                                                                      ----------
Leisure (3.25%)
  Cinar Films, Inc. (Class B)* (Canada) ..................   2,600        50,700
  Premier Parks, Inc.* ...................................     700        46,637
  ResortQuest International, Inc. * ......................     300         4,894
  Silverleaf Resorts, Inc.* ..............................   1,500        22,875
  Steiner Leisure Ltd.* ..................................   1,750        52,938
  Travel Services International, Inc.* ...................   1,100        36,163
                                                                      ----------
                                                                         214,207
                                                                      ----------
Machinery (1.69%)
  Applied Power, Inc. (Class A) ..........................   1,200        41,250
  Gardner Denver Machinery, Inc.* ........................   1,200        33,150
  Terex Corp.* ...........................................   1,300        37,050
                                                                      ----------
                                                                         111,450
                                                                      ----------
Media (4.66%)
  Adelphia Communications Corp. (Class A)* ...............   1,600        59,400
  Central Newspapers, Inc. (Class A) .....................     500        34,875
  Clear Channel Communications, Inc.* ....................     201        21,934
  Heftel Broadcasting Corp. (Class A)* ...................     900        40,275
  Jacor Communications, Inc.* ............................     400        23,600
  Network Event Theater, Inc.* ...........................   5,500        23,375
  Petersen Cos., Inc. (The) (Class A)* ...................   1,500        38,438
  Univision Communications, Inc. (Class A)* ..............     600        22,350
  Wiley (John) & Sons, Inc. (Class A) ....................     700        42,612
                                                                      ----------
                                                                         306,859
                                                                      ----------
Medical (6.04%)
  Alkermes, Inc. * .......................................   1,000        17,875
  American Healthcorp, Inc.* .............................   2,100        20,738
  Hanger Orthopedic Group, Inc. * ........................   2,300        46,863
  Human Genome Sciences, Inc. * ..........................     500        17,844
  IDEC Pharmaceuticals Corp.* ............................     900        21,206
  Impath, Inc. * .........................................     900        21,881
  Incyte Pharmaceuticals, Inc.* ..........................     600        20,475
  MiniMed, Inc.* .........................................     700        36,663
  Ocular Sciences, Inc.* .................................     900        29,250
  Perclose, Inc.* ........................................     800        22,600
  Renal Care Group, Inc. * ...............................     800        35,250
  Res-Care, Inc.* ........................................   1,800        33,188
  Symphonix Devices, Inc.* ...............................   2,300        26,450
  Ventana Medical Systems, Inc.* .........................   1,700        47,600
                                                                      ----------
                                                                         397,883
                                                                      ----------
Metal (0.43%)
  CompX International, Inc.* .............................   1,300        28,113
                                                                      ----------
Oil & Gas (2.15%)
  Core Laboratories N.V.* (Netherlands) ..................   1,600        34,600
  Dril-Quip, Inc.* .......................................   1,100        28,875
  National-Oilwell, Inc.* ................................   1,000        26,813
  Stone Energy Corp.* ....................................     600        21,338
  Tuboscope, Inc.* .......................................   1,500        29,625
                                                                      ----------
                                                                         141,251
                                                                      ----------
Pollution Control (2.71%)
  American Disposal Services, Inc.* ......................   1,000        46,875
  Eastern Environmental Services, Inc.* ..................   1,500        51,000
  ITEQ, Inc.* ............................................   2,800        20,825
  Newpark Resources, Inc.* ...............................   2,100        23,363
  Superior Services, Inc.* ...............................   1,200        36,075
                                                                      ----------
                                                                         178,138
                                                                      ----------
Printing - Commercial (0.56%)
  Mail-Well, Inc.* .......................................   1,700        36,869
                                                                      ----------
Real Estate Investment Trust (0.52%)
  Glenborough Realty Trust, Inc. .........................   1,000        26,375
  Hanover Capital Mortgage Holdings, Inc. ................     800         7,600
                                                                      ----------
                                                                          33,975
                                                                      ----------
Real Estate Operations (0.62%)
  Central Parking Corp. * ................................     900        40,950
                                                                      ----------
Retail (10.88%)
  99 Cents Only Stores* ..................................   1,075        44,613
  Abercrombie & Fitch Co. (Class A)* .....................   1,000        44,000
  Brylane, Inc.* .........................................     500        23,000
  CDnow, Inc.* ...........................................   1,400        28,175
  CSK Auto Corp.* ........................................   1,600        40,400
  Dominick's Supermarkets, Inc.* .........................     900        40,106
  Duane Reade, Inc.* .....................................   1,600        48,000
  Eagle Hardware & Garden, Inc. * ........................   1,600        37,000
  Ethan Allen Interiors, Inc. ............................     500        24,969
  Furniture Brands International, Inc.* ..................   1,200        33,675
  Garden Fresh Restaurant Corp.* .........................   2,000        36,000
  Genovese Drug Stores, Inc. (Class A) ...................   1,760        34,540
  Hibbett Sporting Goods, Inc.* ..........................   1,300        52,000
  Linens `N Things, Inc.* ................................   1,000        30,563
  Meyer (Fred), Inc. * ...................................     650        27,625
  Proffitt's, Inc.* ......................................     800        32,300
  Stage Stores, Inc.* ....................................   1,300        58,825
  White Cap Industries, Inc.* ............................   2,100        37,800
  Wild Oats Markets, Inc.* ...............................   1,400        42,525
                                                                      ----------
                                                                         716,116
                                                                      ----------
Schools / Education (1.27%)
  EduTrek International, Inc. (Class A)*  ................   1,300        31,850
  ITI Education Corp.* (Canada) ..........................   2,000        11,968
  Strayer Education, Inc. ................................   1,100        39,875
                                                                      ----------
                                                                          83,693
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Service (0.78%)
  Interim Services, Inc. * ..............................    1,600       $51,400
                                                                      ----------
Telecommunications (6.65%)
  Com21, Inc.* ..........................................      200         4,250
  Concentric Network Corp. * ............................    1,600        48,500
  Global TeleSystems Group, Inc.* .......................    1,000        48,750
  Hyperion Telecommunications, Inc. (Class A) * .........    1,300        20,394
  ICG Communications, Inc.* .............................    1,200        43,875
  Intermedia Communications, Inc.* ......................    1,200        50,325
  L-3 Communications Holdings, Inc.* ....................      200         6,538
  Metromedia Fiber Network, Inc. (Class A)* .............    1,600        74,600
  NEXTLINK Communications, Inc. (Class A)* ..............      700        26,513
  Primus Telecommunications Group, Inc. * ...............    2,400        45,450
  STAR Telecommunications, Inc. * .......................    1,335        29,871
  WinStar Communications, Inc.* .........................      900        38,644
                                                                      ----------
                                                                         437,710
                                                                      ----------
Textile (2.43%)
  Ashworth, Inc.* .......................................    2,300        31,913
  Cutter & Buck, Inc.* ..................................    1,800        48,600
  Interface, Inc. .......................................    2,200        44,413
  Tefron Ltd.* (Israel) .................................    1,600        35,200
                                                                      ----------
                                                                         160,126
                                                                      ----------
Transport (1.75%)
  Carey International, Inc.* ............................    1,400        39,200
  MotivePower Industries, Inc.* .........................    1,700        41,650
  Westinghouse Air Brake Co. ............................    1,300        34,288
                                                                      ----------
                                                                         115,138
                                                                      ----------
Waste Disposal Service & Equip (0.54%)
  Waste Connections, Inc.* ..............................    1,800        35,776
                                                                      ----------
                                      TOTAL COMMON STOCKS
                                        (Cost $5,428,002)  (98.29%)    6,470,129
                                                           -------    ----------

                                             INTEREST    PAR VALUE      MARKET
ISSUER, DESCRIPTION                            RATE    (000s OMITTED)   VALUE
-------------------                            ----    --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.62%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. Dated
   06-30-98, due 07-01-98 (Secured by
   U.S. Treasury Bond, 9.125% due
   05-15-18, and U.S. Treasury Notes,
   5.00% thru 8.75% due 12-31-98 thru
   04-30-03) - Note B...................      5.750%            $41      $41,000
                                                                      ----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%...............................                         211
                                                                      ----------
                        TOTAL SHORT-TERM INVESTMENTS         (0.62%)      41,211
                                                           --------   ----------
                                   TOTAL INVESTMENTS        (98.91%)   6,511,340
                                                           --------   ----------
                   OTHER ASSETS AND LIABILITIES, NET         (1.09%)      71,550
                                                           --------   ----------
                                    TOTAL NET ASSETS       (100.00%)  $6,582,890
                                                           ========   ==========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Special Opportunities Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Special Opportunities Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Advertising (2.06%)
  Lamar Advertising Co.* ................................      250        $8,969
  Outdoor Systems, Inc.* ................................      575        16,100
                                                                      ----------
                                                                          25,069
                                                                      ----------
Automobile / Trucks (1.78%)
  Avis Rent-A-Car, Inc.* ................................      570        14,107
  Tower Automotive, Inc.* ...............................      175         7,503
                                                                      ----------
                                                                          21,610
                                                                      ----------
Banks - United States (4.13%)
  First American Corp. ..................................      250        12,031
  Northern Trust Corp. ..................................      175        13,344
  Regions Financial Corp. ...............................      300        12,319
  Republic New York Corp. ...............................      200        12,587
                                                                      ----------
                                                                          50,281
                                                                      ----------
Business Services - Misc (2.08%)
  Personnel Group of America, Inc. * ....................      600        12,000
  Select Appointments Holdings PLC, (American
   Depositary Receipts), (ADR) (United Kingdom) .........      450        13,275
                                                                      ----------
                                                                          25,275
                                                                      ----------
Computers (19.88%)
  Ascend Communications, Inc.* ..........................      225        11,151
  Aspen Technologies, Inc.* .............................      210        10,605
  BEA Systems, Inc.* ....................................      665        15,253
  Cambridge Technology Partners, Inc.* ..................      350        19,119
  Citrix Systems, Inc.* .................................      225        15,384
  Compuware Corp.* ......................................      275        14,059
  EMC Corp.* ............................................      525        23,526
  Excite, Inc.* .........................................      155        14,492
  Gartner Group, Inc. (Class A)* ........................      400        14,000
  Keane, Inc.* ..........................................      350        19,600
  Lexmark International Group, Inc. (Class A)* ..........      270        16,470
  Network Associates, Inc. * ............................      325        15,559
  Quantum Corp. * .......................................      150         3,112
  Saville Systems Ireland PLC (ADR) (Ireland)* ..........      275        13,784
  Sterling Commerce, Inc.* ..............................      250        12,125
  Sungard Data Systems, Inc. ............................      100         3,837
  Unisys Corp.* .........................................      700        19,775
                                                                      ----------
                                                                         241,851
                                                                      ----------
Containers (0.68%)
  EarthShell Corp.* .....................................       50           487
  Owens-Illinois, Inc.* .................................      175         7,831
                                                                      ----------
                                                                           8,318
                                                                      ----------
Cosmetics & Personal Care (2.09%)
  Rexall Sundown, Inc.* .................................      350        12,337
  Twinlab Corp.* ........................................      300        13,106
                                                                      ----------
                                                                          25,443
                                                                      ----------
Electronics (3.79%)
  Artesyn Technologies, Inc.* ...........................      600         9,600
  Berg Electronics Corp.* ...............................      600        11,737
  Jabil Circuit, Inc.* ..................................      350        11,572
  Waters Corp.* .........................................      225        13,261
                                                                      ----------
                                                                          46,170
                                                                      ----------
Finance (4.51%)
  Charter One Financial, Inc. ...........................      340        11,454
  CIT Group, Inc. (The) (Class A) .......................      350        13,125
  Price (T. Rowe) Associates, Inc. ......................      300        11,269
  Sovereign Bancorp., Inc. ..............................      710        11,604
  TCF Financial Corp. ...................................      250         7,375
                                                                      ----------
                                                                          54,827
                                                                      ----------
Food (2.08%)
  Aurora Foods, Inc. * ..................................      200         4,225
  International Home Foods, Inc.* .......................      400         9,100
  Suiza Foods Corp.* ....................................      200        11,937
                                                                      ----------
                                                                          25,262
                                                                      ----------
Furniture (0.92%)
  Leggett & Platt, Inc. .................................      450        11,250
                                                                      ----------
Insurance (10.43%)
  Ace, Ltd. (Bermuda) ...................................      325        12,675
  Allmerica Financial Corp. .............................      225        14,625
  CMAC Investment Corp. .................................      225        13,838
  Executive Risk, Inc. ..................................      200        14,750
  Life Re Corp. .........................................      200        16,400
  Mid Ocean Ltd. (Bermuda) ..............................      200        15,700
  Mutual Risk Management Ltd. ...........................      350        12,753
  Reinsurance Group of America, Inc. * ..................      100         5,131
  ReliaStar Financial Corp. .............................      300        14,400
  Selective Insurance Group, Inc. .......................      200         4,481
  Vesta Insurance Group, Inc. ...........................      100         2,131
                                                                      ----------
                                                                         126,884
                                                                      ----------
Leisure (0.52%)
  Hasbro, Inc. ..........................................      160         6,290
                                                                      ----------
Media (4.03%)
  Central Newspapers, Inc. (Class A) ....................      200        13,950
  Clear Channel Communications, Inc.* ...................      100        10,913
  Sinclair Broadcast Group, Inc. (Class A)* .............      450        12,938
  Univision Communications, Inc. (Class A)* .............      300        11,175
                                                                      ----------
                                                                          48,976
                                                                      ----------
Medical (11.26%)
  Dura Pharmaceuticals, Inc.* ...........................      250         5,594
  Elan Corp., PLC (ADR) (Ireland)* ......................      250        16,078
  Forest Laboratories, Inc.* ............................      500        17,875
  Genesis Health Ventures, Inc.* ........................      200         5,000
  Genzyme Corp.* ........................................      450        11,503
  Health Care & Retirement Corp.* .......................       60         2,366
  Health Management Associates, Inc. (Class A)* .........      475        15,883
  HEALTHSOUTH Corp.* ....................................      475        12,677
  Manor Care, Inc. ......................................      150         5,766
  Mylan Laboratories, Inc. ..............................      525        15,783
  Omnicare, Inc. ........................................      260         9,913
  Quorum Health Group, Inc.* ............................      375         9,938
  Sofamor Danek Group, Inc.* ............................      100         8,656
                                                                      ----------
                                                                         137,032
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Special Opportunities Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Office (1.08%)
  OfficeMax, Inc. * .....................................      800       $13,200
                                                                      ----------
Oil & Gas (3.02%)
  BJ Services Co.* ......................................      200         5,813
  Columbia Energy Group .................................      225        12,516
  Cooper Cameron Corp.* .................................      125         6,375
  El Paso Natural Gas Co. ...............................      150         5,738
  Mitchell Energy & Development Corp.* ..................      200         4,000
  Santa Fe International Corp. ..........................       75         2,269
                                                                      ----------
                                                                          36,711
                                                                      ----------
Pollution Control (1.12%)
  USA Waste Services, Inc.* .............................      275        13,578
                                                                      ----------
Real Estate Investment Trust (2.47%)
  FelCor Suite Hotels, Inc. .............................      275         8,628
  Spieker Properties, Inc. ..............................      150         5,813
  Starwood Hotels & Resorts .............................      200         9,663
  Vornado Realty Trust ..................................      150         5,953
                                                                      ----------
                                                                          30,057
                                                                      ----------
Retail (6.96%)
  Costco Cos., Inc.* ....................................       75         4,730
  CVS Corp. .............................................      300        11,681
  Furniture Brands International, Inc.* .................      380        10,664
  Meyer (Fred), Inc. * ..................................      325        13,813
  Pier 1 Imports, Inc. ..................................      500        11,938
  Rite Aid Corp. ........................................      350        13,147
  Ruddick Corp. .........................................      250         4,531
  Safeway, Inc.* ........................................      350        14,241
                                                                      ----------
                                                                          84,745
                                                                      ----------
Service (1.32%)
  Interim Services, Inc. * ..............................      500        16,063
                                                                      ----------
Telecommunications (7.44%)
  Advanced Fibre Communications* ........................      220         8,814
  American Tower Corp. (Class A)* .......................      300         7,481
  ICG Communications, Inc.* .............................      400        14,625
  Intermedia Communications, Inc.* ......................      390        16,356
  McLeodUSA, Inc. (Class A)* ............................      375        14,578
  NEXTLINK Communications, Inc. (Class A)*  .............      525        19,884
  Tel-Save Holdings, Inc.* ..............................      600         8,850
                                                                      ----------
                                                                          90,588
                                                                      ----------
Utilities (2.10%)
  KN Energy Inc. ........................................      225        12,192
  MCN Energy Group, Inc. ................................      300         7,463
  Questar Corp. .........................................      300         5,888
                                                                      ----------
                                                                          25,543
                                                                      ----------
                                      TOTAL COMMON STOCKS
                                        (Cost $1,091,350)  (95.75%)    1,165,023
                                                           -------    ----------

                                              INTEREST    PAR VALUE     MARKET
ISSUER, DESCRIPTION                             RATE    (000s OMITTED)  VALUE
-------------------                             ----    --------------  -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.44%)
  Investment in a joint repurchase agreement
   transaction with Toronto Dominion
   Securities USA, Inc. Dated 06-30-98,
   due 07-01-98 (Secured by U.S. Treasury
   Bond, 9.125% due 05-15-18, and U.S.
   Treasury Notes, 5.00% thru 8.75% due
   12-31-98 thru 04-30-03) -
   Note B.................................     5.750%          $54      $54,000
                                                                     ----------

Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%................................                       223
                                                                     ----------
                         TOTAL SHORT-TERM INVESTMENTS       (4.46%)      54,223
                                                          --------   ----------
                                    TOTAL INVESTMENTS     (100.21%)   1,219,246
                                                          --------   ----------
                    OTHER ASSETS AND LIABILITIES, NET       (0.21%)      (2,581)
                                                          --------   ----------
                                     TOTAL NET ASSETS     (100.00%)  $1,216,665
                                                          ========   ==========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Declaration Trust -- V.A. Growth Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Growth Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Advertising (1.10%)
  Interpublic Group of Companies, Inc. (The) ............      500       $30,344
  Outdoor Systems, Inc.* ................................    1,462        40,936
                                                                      ----------
                                                                          71,280
                                                                      ----------
Agricultural Operations (1.02%)
  Pioneer Hi-Bred International, Inc. ...................    1,600        66,200
                                                                      ----------
Banks - United States (1.24%)
  Chase Manhattan Corp. .................................      600        45,300
  Mellon Bank Corp. .....................................      500        34,813
                                                                      ----------
                                                                          80,113
                                                                      ----------
Beverages (3.23%)
  Coca-Cola Co. (The) ...................................    1,000        85,500
  PepsiCo, Inc. .........................................    3,000       123,562
                                                                      ----------
                                                                         209,062
                                                                      ----------
Building (0.75%)
  Masco Corp. ...........................................      800        48,400
                                                                      ----------
Business Services - Misc (0.81%)
  Paychex, Inc. .........................................      600        24,412
  Robert Half International, Inc.* ......................      500        27,938
                                                                      ----------
                                                                          52,350
                                                                      ----------
Computers (21.73%)
  Automatic Data Processing, Inc. .......................      600        43,725
  BMC Software, Inc.* ...................................    1,800        93,487
  CBT Group PLC, American Depositary Receipts
   (ADR) (Ireland)* .....................................      800        42,800
  Cisco Systems, Inc.* ..................................    2,400       220,950
  Computer Sciences Corp.* ..............................    1,200        76,800
  Compuware Corp.* ......................................    2,000       102,250
  EMC Corp.* ............................................    2,600       116,512
  HBO & Co. .............................................    2,400        84,600
  International Business Machines Corp. .................    1,200       137,775
  Microsoft Corp.* ......................................    1,900       205,913
  Novell, Inc.* .........................................    8,000       102,000
  Unisys Corp.* .........................................    6,300       177,975
  Verio Inc.* ...........................................      100         2,488
                                                                      ----------
                                                                       1,407,275
                                                                      ----------
Cosmetics & Personal Care (1.93%)
  Gillette Co. ..........................................    2,200       124,712
                                                                      ----------
Diversified Operations (2.19%)
  Du Pont (E.I.) de Nemours & Co. .......................    1,900       141,787
                                                                      ----------
Electronics (2.95%)
  General Electric Co. ..................................    2,100       191,100
                                                                      ----------
Finance (3.17%)
  American Express Co. ..................................    1,800       205,200
                                                                      ----------
Food (6.87%)
  Flowers Industries, Inc. ..............................    9,200       188,025
  Quaker Oats Co. .......................................    2,500       137,344
  Suiza Foods Corp.* ....................................    2,000       119,375
                                                                      ----------
                                                                         444,744
                                                                      ----------
Furniture (0.46%)
  Leggett & Platt, Inc. .................................    1,200        30,000
                                                                      ----------
Insurance (3.30%)
  Progressive Corp. .....................................    1,000       141,000
  Travelers Group, Inc. .................................    1,200        72,750
                                                                      ----------
                                                                         213,750
                                                                      ----------
Leisure (1.84%)
  Carnival Corp. (Class A) ..............................    1,600        63,400
  Royal Caribbean Cruises Ltd. ..........................      700        55,650
                                                                      ----------
                                                                         119,050
                                                                      ----------
Media (4.80%)
  CBS Corp.* ............................................    4,100       130,175
  Clear Channel Communications, Inc.* ...................      500        54,562
  Gannett Co., Inc. .....................................    1,100        78,169
  Tribune Co. ...........................................      700        48,169
                                                                      ----------
                                                                         311,075
                                                                      ----------
Medical (11.00%)
  Abbott Laboratories ...................................    2,300        94,012
  Johnson & Johnson .....................................    1,000        73,750
  Medtronic, Inc. .......................................      800        51,000
  Merck & Co., Inc. .....................................    1,200       160,500
  Schering-Plough Corp. .................................    2,200       201,575
  SmithKline Beecham PLC (ADR) (United Kingdom) .........      800        48,400
  Warner-Lambert Co. ....................................    1,200        83,250
                                                                      ----------
                                                                         712,487
                                                                      ----------
Office (0.74%)
  Pitney Bowes, Inc. ....................................    1,000        48,125
                                                                      ----------
Oil & Gas (2.47%)
  Enron Corp. ...........................................    1,400        75,687
  Williams Cos., Inc. (The) .............................    2,500        84,375
                                                                      ----------
                                                                         160,062
                                                                      ----------
Retail (19.77%)
  Costco Cos., Inc.* ....................................    1,300        81,981
  Dayton Hudson Corp. ...................................    3,700       179,450
  Dollar General Corp. ..................................    2,062        81,578
  Home Depot, Inc. (The) ................................    1,450       120,441
  Meyer (Fred), Inc.* ...................................    1,600        68,000
  Penney (J.C.) Co., Inc. ...............................    1,800       130,162
  Rite Aid Corp. ........................................    5,000       187,813
  Sears, Roebuck & Co. ..................................    2,600       158,763
  Starbucks Corp.* ......................................    1,600        85,500
  Wal-Mart Stores, Inc. .................................    2,400       145,800
  Walgreen Co. ..........................................    1,000        41,312
                                                                      ----------
                                                                       1,280,800
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Declaration Trust -- V.A. Growth Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Soap & Cleaning Preparations (2.72%)
  Colgate-Palmolive Co. .................................    2,000     $176,000
                                                                     ----------
Telecommunications (2.76%)
  Nokia Corp. (ADR) (Finland) ...........................    1,000       72,563
  WorldCom, Inc.* .......................................    2,200      106,563
                                                                     ----------
                                                                        179,126
                                                                     ----------
                                     TOTAL COMMON STOCKS
                                        (Cost $5,538,991)  (96.85%)   6,272,698
                                                           -------   ----------

                                              INTEREST     PAR VALUE
                                                RATE    (000s OMITTED)
                                                ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.39%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. -
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Bond, 9.125%
   due 05-15-18, and U.S. Treasury Notes,
   5.00% thru 8.75% due 12-31-98
   thru 04-30-03) - Note B..................   5.750%         $284      284,000
                                                                     ----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%................................                       103
                                                                     ----------
                         TOTAL SHORT-TERM INVESTMENTS       (4.39%)     284,103
                                                          --------   ----------
                                    TOTAL INVESTMENTS     (101.24%)   6,556,801
                                                          --------   ----------
                    OTHER ASSETS AND LIABILITIES, NET       (1.24%)     (80,234)
                                                          --------   ----------
                                     TOTAL NET ASSETS     (100.00%)  $6,476,567
                                                          ========   ==========

* Non-income producing security.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Growth & Income Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Growth & Income Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Aerospace (0.35%)
  Northrop Grumman Corp. ................................      148       $15,263
  United Technologies Corp. .............................      152        14,060
                                                                      ----------
                                                                          29,323
                                                                      ----------
Automobile / Trucks (0.07%)
  Lear Corp.* ...........................................      119         6,106
                                                                      ----------
Banks - United States (3.40%)
  Citicorp ..............................................      102        15,223
  PNC Bank Corp. ........................................    5,000       269,062
                                                                      ----------
                                                                         284,285
                                                                      ----------
Beverages (0.31%)
  Anheuser-Busch Cos., Inc. .............................      557        26,283
                                                                      ----------
Building (2.00%)
  Hussmann International, Inc. ..........................    9,000       167,062
                                                                      ----------
Business Services - Misc (0.89%)
  ACNielsen Corp. * .....................................    1,091        27,548
  Block, H & R, Inc. ....................................      434        18,282
  Diebold, Inc. .........................................    1,000        28,875
                                                                      ----------
                                                                          74,705
                                                                      ----------
Chemicals (3.56%)
  Solutia, Inc. .........................................   10,375       297,633
                                                                      ----------
Computers (6.11%)
  Bay Networks, Inc.* ...................................      292         9,417
  Computer Associates International, Inc. ...............    1,509        83,844
  Computer Sciences Corp.* ..............................      452        28,928
  Electronic Data Systems Corp. .........................    9,000       360,000
  International Business Machines Corp. .................      255        29,277
                                                                      ----------
                                                                         511,466
                                                                      ----------
Electronics (2.73%)
  SCI Systems, Inc.* ....................................    6,070       228,384
                                                                      ----------
Energy (0.14%)
  CalEnergy Co., Inc.* ..................................      399        11,995
                                                                      ----------
Finance (4.59%)
  Astoria Financial Corp. ...............................      373        19,955
  Charter One Financial, Inc. ...........................    1,212        40,829
  FIRSTPLUS Financial Group, Inc.* ......................      116         4,176
  Heller Financial, Inc.* ...............................      100         3,000
  Morgan Stanley, Dean Witter, Discover & Co. ...........      286        26,133
  Safeguard Scientifics, Inc.* ..........................    4,200       175,087
  Sovereign Bancorp., Inc. ..............................    1,348        22,031
  TCF Financial Corp. ...................................    3,150        92,925
                                                                      ----------
                                                                         384,136
                                                                      ----------
Food (0.07%)
  IBP, Inc. .............................................      306         5,546
                                                                      ----------
Insurance (16.66%)
  Ace, Ltd. (Bermuda) ...................................    5,094       198,666
  Allstate Corp. (The) ..................................      282        25,821
  Everest Reinsurance Holdings, Inc. ....................    4,000       153,750
  Executive Risk, Inc. ..................................    3,000       221,250
  Financial Security Assurance Holdings Ltd. ............      260        15,275
  Lincoln National Corp. ................................    1,600       146,200
  Mercury General Corp. .................................    3,437       221,472
  Mitsui Marine and Fire Insurance Co, Ltd. (Japan) .....   18,000        90,398
  PMI Group, Inc. (The) .................................    1,200        88,050
  Progressive Corp. .....................................      405        57,105
  Reinsurance Group of America, Inc. ....................    2,500       147,812
  Travelers Group, Inc. .................................      466        28,251
                                                                      ----------
                                                                       1,394,050
                                                                      ----------
Leisure (2.83%)
  Galileo International, Inc. ...........................    5,185       233,649
  Hilton Hotels Corp. ...................................      100         2,850
                                                                      ----------
                                                                         236,499
                                                                      ----------
Media (12.80%)
  Cable Michigan, Inc. * ................................      784        30,576
  Central Newspapers, Inc. (Class A) ....................    2,300       160,425
  Harcourt General, Inc. ................................    2,349       139,765
  Scripps (E.W.) Co. (The) (Class A) ....................    6,000       328,875
  Viacom, Inc. (Class B)* ...............................      148         8,621
  Washington Post Co. (The) (Class B) ...................      700       403,200
                                                                      ----------
                                                                       1,071,462
                                                                      ----------
Medical (2.88%)
  American Home Products Corp. ..........................      522        27,013
  Becton, Dickinson & Co. ...............................      172        13,351
  Johnson & Johnson .....................................      186        13,718
  Lilly (Eli) & Co. .....................................      318        21,008
  Pharmacia & Upjohn, Inc. ..............................      325        14,991
  Shire Pharmaceuticals Group PLC (United Kingdom)* .....    4,000        28,164
  Warner-Lambert Co. ....................................      678        47,036
  Wellpoint Health Networks, Inc.* ......................    1,020        75,480
                                                                      ----------
                                                                         240,761
                                                                      ----------
Mortgage Banking (0.30%)
  Fannie Mae ............................................      201        12,211
  Federal Home Loan Mortgage Corp. ......................      267        12,566
                                                                      ----------
                                                                          24,777
                                                                      ----------
Oil & Gas (11.17%)
  British Petroleum Co. PLC, American Depositary
   Receipts (ADR) (United Kingdom) ......................      242        21,357
  Camco International, Inc. .............................    5,000       389,375
  El Paso Natural Gas Co. ...............................      240         9,180
  Mobil Corp. ...........................................      272        20,842
  Phillips Petroleum Co. ................................      174         8,385
  Triton Energy Ltd.* ...................................   13,300       474,644
  YPF Sociedad Anonima (ADR) (Argentina) ................      352        10,582
                                                                      ----------
                                                                         934,365
                                                                      ----------
Retail (3.03%)
  McDonald's Corp. ......................................      493        34,017
  Penney (J.C.) Co., Inc. ...............................      191        13,812
  Sysco Corp. ...........................................      544        13,940
  Tiffany & Co. .........................................    3,500       168,000
  Wal-Mart Stores, Inc. .................................      389        23,632
                                                                      ----------
                                                                         253,401
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Growth & Income Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Telecommunications (1.34%)
  Commonwealth Telephone Enterprises, Inc.* .............    1,500       $39,562
  Lucent Technologies, Inc. .............................      382        31,778
  MCI Communications Corp. ..............................      406        23,599
  Southern New England Telecommunications Corp. .........      125         8,188
  360(degree) Communications Co.* .......................      275         8,800
                                                                      ----------
                                                                         111,927
                                                                      ----------
Tobacco (0.24%)
  Philip Morris Cos., Inc. ..............................      520        20,475
                                                                      ----------
Transport (7.91%)
  Burlington Northern Santa Fe Corp. ....................      133        13,059
  GATX Corp. ............................................    4,336       190,242
  KLM Royal Dutch Airlines N.V. (Netherlands) ...........   10,900       446,219
  Northwest Airlines Corp. (Class A)* ...................      328        12,649
                                                                      ----------
                                                                         662,169
                                                                      ----------
Utilities (5.07%)
  CMS Energy Corp. ......................................      370        16,280
  Duke Energy Corp. .....................................      283        16,768
  MarketSpan Corp.* .....................................      463        13,861
  New England Electric System ...........................       91         3,936
  Niagara Mohawk Power Corp.* ...........................   25,000       373,437
                                                                      ----------
                                                                         424,282
                                                                      ----------
                                     TOTAL COMMON STOCKS
                                       (Cost $7,051,373)   (88.45%)    7,401,092
                                                           -------     ---------

                                              INTEREST    PAR VALUE     MARKET
ISSUER, DESCRIPTION                             RATE    (000s OMITTED)  VALUE
-------------------                             ----    --------------  -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.66%)
  Investment in a joint repurchase agreement
   transaction with Toronto Dominion
   Securities USA, Inc. Dated 06-30-98,
   due 07-01-98 (Secured by U.S. Treasury
   Bond, 9.125% due 05-15-18, and U.S.
   Treasury Notes, 5.00% thru 8.75% due
   12-31-98 thru 04-30-03) - Note B..........  5.750%         $55       $55,000
                                                                     ----------
Short-Term Note (26.29%)
  Federal Home Loan Bank
   due 07-01-98.............................   5.400        2,200     2,199,670
                                                                     ----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%................................                       283
                                                                     ----------
                         TOTAL SHORT-TERM INVESTMENTS      (26.95%)   2,254,953
                                                          --------   ----------
                                    TOTAL INVESTMENTS     (115.40%)   9,656,045
                                                          --------   ----------
                    OTHER ASSETS AND LIABILITIES, NET      (15.40%)  (1,288,807)
                                                          --------   ----------
                                     TOTAL NET ASSETS     (100.00%)  $8,367,238
                                                          ========   ==========

* Non-income producing security.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Independence Equity Fund on June 30, 1998. It is divided into two main catagories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Advertising (0.22%)
  Omnicom Group, Inc. ...................................      700       $34,913
                                                                      ----------
Aerospace (3.57%)
  Goodrich (B.F.) Co. ...................................    2,100       104,213
  Northrop Grumman Corp. ................................      200        20,625
  Sundstrand Corp. ......................................    1,300        74,425
  United Technologies Corp. .............................    4,100       379,250
                                                                      ----------
                                                                         578,513
                                                                      ----------
Automobile / Trucks (2.81%)
  Chrysler Corp. ........................................      900        50,737
  Dana Corp. ............................................      800        42,800
  Ford Motor Co. ........................................    4,300       253,700
  Lear Corp.* ...........................................    1,300        66,706
  Ryder System, Inc. ....................................    1,300        41,031
                                                                      ----------
                                                                         454,974
                                                                      ----------
Banks - United States (7.98%)
  BankAmerica Corp. .....................................    1,900       164,231
  Chase Manhattan Corp. .................................      600        45,300
  Citicorp ..............................................      900       134,325
  Comerica, Inc. ........................................    3,400       225,250
  First Union Corp. .....................................    4,900       285,425
  NationsBank Corp. .....................................    3,000       229,500
  Norwest Corp. .........................................    5,600       209,300
                                                                      ----------
                                                                       1,293,331
                                                                      ----------
Beverages (1.96%)
  PepsiCo, Inc. .........................................    7,700       317,144
                                                                      ----------
Building (0.49%)
  Masco Corp. ...........................................    1,300        78,650
                                                                      ----------
Chemicals (1.84%)
  Air Products & Chemicals, Inc. ........................    6,200       248,000
  Millennium Chemicals, Inc. ............................    1,500        50,813
                                                                      ----------
                                                                         298,813
                                                                      ----------
Computers (7.11%)
  Autodesk, Inc. ........................................    1,800        69,525
  Cadence Design Systems, Inc.* .........................    1,000        31,250
  Cisco Systems, Inc.* ..................................    2,100       193,331
  Computer Associates International, Inc. ...............    1,700        94,456
  Hewlett-Packard Co. ...................................    1,500        89,813
  International Business Machines Corp. .................      600        68,888
  Microsoft Corp.* ......................................    4,000       433,500
  Oracle Corp.* .........................................    1,650        40,528
  Parametric Technology Corp.* ..........................    2,100        56,963
  Sun Microsystems, Inc.* ...............................    1,700        73,844
                                                                      ----------
                                                                       1,152,098
                                                                      ----------
Cosmetics & Personal Care (1.34%)
  Avon Products, Inc. ...................................    1,500       116,250
  Dial Corp. (The) ......................................    3,100        80,406
  Revlon, Inc. (Class A)* ...............................      400        20,550
                                                                      ----------
                                                                         217,206
                                                                      ----------
Diversified Operations (2.53%)
  National Service Industries, Inc. .....................      700        35,613
  Ogden Corp. ...........................................    2,600        71,988
  Textron, Inc. .........................................      800        57,350
  Tyco International Ltd. ...............................    3,900       245,700
                                                                      ----------
                                                                         410,651
                                                                      ----------
Electronics (5.42%)
  General Electric Co. ..................................    4,700       427,700
  Honeywell, Inc. .......................................      400        33,425
  Intel Corp. ...........................................    3,700       274,263
  Linear Technology Corp. ...............................      900        54,281
  Maxim Intergrated Products, Inc.* .....................    1,500        47,531
  Parker Hannifin Corp. .................................    1,100        41,938
                                                                      ----------
                                                                         879,138
                                                                      ----------
Finance (2.00%)
  American Express Co. ..................................      300        34,200
  Associates First Capital Corp. (Class A) ..............    1,400       107,625
  Morgan Stanley, Dean Witter, Discover & Co. ...........    2,000       182,750
                                                                      ----------
                                                                         324,575
                                                                      ----------
Food (1.68%)
  Flowers Industries, Inc. ..............................    1,900        38,831
  General Mills, Inc. ...................................      900        61,537
  Heinz (H.J.) Co. ......................................    1,900       106,638
  Quaker Oats Co. .......................................    1,200        65,925
                                                                      ----------
                                                                         272,931
                                                                      ----------
Household (0.23%)
  Tupperware Corp. ......................................    1,300        36,562
                                                                      ----------
Instruments - Scientific (0.27%)
  Perkin-Elmer Corp. ....................................      700        43,531
                                                                      ----------
Insurance (9.38%)
  Allstate Corp. (The) ..................................    2,300       210,594
  American International Group, Inc. ....................    1,750       255,500
  CIGNA Corp. ...........................................      600        41,400
  Equitable Companies., Inc. (The) ......................      600        44,962
  General Re Corp. ......................................      300        76,050
  Hartford Financial Services Group, Inc. (The) .........    2,500       285,938
  Marsh & McLennan Companies., Inc. .....................    2,700       163,181
  Travelers Group, Inc. .................................    5,900       357,687
  Travelers Property Casualty Corp. (Class A) ...........    2,000        85,750
                                                                      ----------
                                                                       1,521,062
                                                                      ----------
Machinery (0.57%)
  Cooper Industries, Inc. ...............................    1,000        54,937
  Deere & Co. ...........................................      700        37,012
                                                                      ----------
                                                                          91,949
                                                                      ----------
Media (0.76%)
  Viacom, Inc. (Class B)* ...............................    2,100       122,325
                                                                      ----------
Medical (11.38%)
  Abbott Laboratories ...................................    3,600       147,150
  Becton Dickinson & Co. ................................    1,400       108,675
  Bristol-Myers Squibb Co. ..............................    2,200       252,862
  Cardinal Health, Inc. .................................    2,300       215,625
  Glaxo Wellcome PLC, (American Depositary
   Receipts), (ADR) (United Kingdom) ....................      500        29,906
  Guidant Corp. .........................................    1,600       114,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Medical (continued)
  Health Management Associates, Inc. (Class A)* .........    1,400      $46,813
  HEALTHSOUTH Corp.* ....................................    4,100      109,419
  Johnson & Johnson .....................................    1,000       73,750
  Merck & Co., Inc. .....................................    1,200      160,500
  Mylan Laboratories, Inc. ..............................    1,400       42,088
  Pfizer, Inc. ..........................................    2,000      217,375
  Schering-Plough Corp. .................................    1,300      119,112
  Tenet Healthcare Corp.* ...............................    1,200       37,500
  Universal Health Services, Inc. (Class B)* ............      600       35,025
  Warner-Lambert Co. ....................................    1,200       83,250
  Wellpoint Health Networks, Inc.* ......................      700       51,800
                                                                     ----------
                                                                      1,844,950
                                                                     ----------
Mortgage Banking (1.57%)
  Fannie Mae ............................................    4,200      255,150
                                                                     ----------
Office (3.17%)
  Avery Dennison Corp. ..................................      500       26,875
  Pitney Bowes, Inc. ....................................    5,900      283,938
  Xerox Corp. ...........................................    2,000      203,250
                                                                     ----------
                                                                        514,063
                                                                     ----------
Oil & Gas (5.15%)
  Baker Hughes, Inc. ....................................    1,400       48,387
  British Petroleum Co. PLC (ADR) (United Kingdom) ......    1,500      132,375
  Dresser Industries, Inc. ..............................    3,400      149,812
  El Paso Natural Gas Co. ...............................    2,000       76,500
  Halliburton Co. .......................................    2,100       93,581
  Mobil Corp. ...........................................      800       61,300
  Phillips Petroleum Co. ................................    2,100      101,194
  Schlumberger, Ltd. ....................................      800       54,650
  Sun Co., Inc. .........................................    1,600       62,100
  USX - Marathon Group ..................................    1,600       54,900
                                                                     ----------
                                                                        834,799
                                                                     ----------
Paper & Paper Products (0.41%)
  Fort James Corp. ......................................    1,500       66,750
                                                                     ----------
Pollution Control (1.08%)
  Browning-Ferris Industries, Inc. ......................    1,200       41,700
  USA Waste Services, Inc.* .............................    2,700      133,312
                                                                     ----------
                                                                        175,012
                                                                     ----------
Retail (4.80%)
  Albertson's, Inc. .....................................    3,100      160,619
  Costco Cos., Inc.* ....................................      500       31,531
  Dayton Hudson Corp. ...................................    1,200       58,200
  Home Depot, Inc. (The) ................................    4,100      340,556
  Lowe's Companies., Inc. ...............................    2,400       97,350
  Staples, Inc.* ........................................    1,100       31,831
  TJX Companies., Inc. ..................................    2,400       57,900
                                                                     ----------
                                                                        777,987
                                                                     ----------
Rubber - Tires & Misc. (1.19%)
  Goodyear Tire & Rubber Co. (The) ......................    3,000      193,313
                                                                     ----------
Soap & Cleaning Preparations (3.48%)
  Procter & Gamble Co. (The) ............................    6,200      564,588
                                                                     ----------
Telecommunications (4.61%)
  AT&T Corp. ............................................    3,500      199,937
  Bell Atlantic Corp. ...................................    4,000      182,500
  Harris Corp. ..........................................    1,000       44,688
  Lucent Technologies, Inc. .............................    3,300      274,519
  Northern Telecom Ltd. (Canada) ........................      800       45,400
                                                                     ----------
                                                                        747,044
                                                                     ----------
Textile (0.92%)
  Jones Apparel Group, Inc.* ............................    1,400       51,188
  Liz Claiborne, Inc. ...................................      900       47,025
  Tommy Hilfiger Corp.* .................................      800       50,000
                                                                     ----------
                                                                        148,213
                                                                     ----------
Tobacco (0.68%)
  Philip Morris Companies., Inc. ........................    2,800      110,250
                                                                     ----------
Transport (2.77%)
  Burlington Northern Santa Fe Corp. ....................    1,800      176,737
  Delta Air Lines, Inc. .................................      500       64,625
  Northwest Airlines Corp. (Class A)* ...................    1,000       38,563
  Southwest Airlines Co. ................................    2,300       68,137
  UAL Corp.* ............................................    1,300      101,400
                                                                     ----------
                                                                        449,462
                                                                     ----------
Utilities (5.27%)
  Baltimore Gas & Electric Co. ..........................      700       21,744
  Carolina Power & Light Co. ............................      700       30,362
  Consolidated Natural Gas Co. ..........................      400       23,550
  Dominion Resources, Inc. ..............................    2,000       81,500
  Florida Progress Corp. ................................    2,600      106,925
  FPL Group, Inc. .......................................    1,800      113,400
  GTE Corp. .............................................    4,900      272,562
  New Century Energies, Inc. ............................    2,100       95,419
  SBC Communications, Inc. ..............................    2,700      108,000
                                                                     ----------
                                                                        853,462
                                                                     ----------
                                      TOTAL COMMON STOCKS
                                       (Cost $13,498,567)  (96.64%)  15,663,409
                                                           -------   ----------

                                              INTEREST    PAR VALUE
                                                RATE    (000s OMITTED)
                                                ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.17%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. -
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Bond, 9.125%
   due 05-15-18, and U.S. Treasury Notes,
   5.00% thru 8.75% due 12-31-98
   thru 04-30-03) - Note B..................   5.750%        $676       676,000
                                                                    -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.......................                                181
                                                                    -----------
                         TOTAL SHORT-TERM INVESTMENTS       (4.17%)     676,181
                                                          --------  -----------
                                    TOTAL INVESTMENTS     (100.81%)  16,339,590
                                                          --------  -----------
                    OTHER ASSETS AND LIABILITIES, NET       (0.81%)    (131,160)
                                                          --------  -----------
                                     TOTAL NET ASSETS     (100.00%) $16,208,430
                                                          ========  ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

Schedule of Investments
June 30, 1998 (Unaudited)

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks.
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Sovereign Investors Fund on June 30, 1998. It is divided into three main catagories: common stocks, U.S. government and agencies obligations and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                COMPOUND
NUMBER                                                                                           GROWTH          MARKET
OF SHARES                                                                                         RATE           VALUE
---------                                                                                         ----           -----

COMMON STOCKS (83.47%)
Advertising (0.89%)
 3,400    Interpublic Group, Inc. @ 60 11/16................................................                    $206,338
                                                                                                              ----------
          One of the largest advertising agencies in the world
          Earnings P/S...............$ .70, .79, .78, .88, .93, 1.13, 1.26, 1.12, 1.79, 2.00      12.4%
          Dividends P/S...................$ .17, .21, .25, .27, .30, .33, .36, .40, .44, .50      12.7%
          Price/Earnings Ratio..........................................................30.4
Banks (8.05%)
 5,860    Banc One Corp. @ 55 13/16.........................................................                     327,061
          Ohio-based bank holding company
          Earnings P/S..........$ 1.29, 1.37, 1.51, 1.75, 1.96, 2.09, 1.80, 2.20, 2.52, 1.99       4.9%
          Dividends P/S...............$ .46, .52, .57, .63, .73, .89, 1.02, 1.12, 1.24, 1.38      13.0%
          Price/Earnings Ratio..........................................................16.3
 2,000    BankAmerica Corp. @ 86 7/16.......................................................                     172,875
          Third largest bank holding company in the U.S.
          Earnings P/S...........$ .76, 1.03, 2.08, 2.39, 2.12, 2.44, 2.78, 3.42, 3.86, 4.60      22.1%
          Dividends P/S................$ .30, .50, .60, .65, .70, .80, .92, 1.08, 1.22, 1.38      18.5%
          Price/Earnings Ratio..........................................................20.8
 1,300    BB&T Corp. @ 67 5/8...............................................................                      87,912
          Operates the second largest banking network in North Carolina
          Earnings P/S...........$ 1.13, 1.19, 1.06, 1.51, 2.03, .13, 1.61, 2.45, 2.55, 2.87      10.9%
          Dividends P/S.................$ .36, .38, .42, .46, .50, .64, .74, .86, 1.00, 1.16      13.9%
          Price/Earnings Ratio..........................................................24.3
 9,000    First Tennessee National Corp. @ 31 9/16..........................................                     284,062
          Tennessee-based bank holding company
          Earnings P/S................$ .31, .50, .61, .75, .81, .88, 1.04, 1.24, 1.36, 1.60      20.0%
          Dividends P/S...................$ .21, .24, .27, .29, .32, .38, .43, .49, .55, .62      12.8%
          Price/Earnings Ratio..........................................................20.4
 3,200    First Union Corp. @ 58 1/4........................................................                     186,400
          North Carolina-based bank holding company
          Earnings P/S..........$ 1.38, 1.20, 1.26, 1.28, 1.86, 2.09, 2.25, 2.38, 2.59, 2.99       9.0%
          Dividends P/S.................$ .43, .50, .54, .56, .64, .75, .86, .98, 1.10, 1.22      12.3%
          Price/Earnings Ratio..........................................................38.0
 5,000    KeyCorp. @ 35 5/8.................................................................                     178,125
          Bank holding company with offices from coast to coast
          Earnings P/S..........$ 1.05, 1.16, 1.18, 1.23, 1.20, 1.43, 1.70, 1.71, 1.67, 2.07       7.8%
          Dividends P/S...................$ .34, .40, .44, .46, .49, .56, .64, .72, .76, .84      10.6%
          Price/Earnings Ratio..........................................................16.1
 6,500    NationsBank Corp. @ 76 1/2........................................................                     497,250
          Largest superregional bank in the Southeast
          Earnings P/S............$ 2.22, 1.31, .38, .70, 2.21, 2.71, 3.10, 3.63, 4.05, 3.83       6.2%
          Dividends P/S................$ .47, .55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.37      12.6%
          Price/Earnings Ratio..........................................................22.2
 3,500    Norwest Corp. @ 37 3/8............................................................                     130,813
          The 12th largest bank holding company in the U.S.
          Earnings P/S...............$ .63, .22, .23, .74, .77, 1.00, 1.26, 1.43, 1.60, 1.83      12.6%
          Dividends P/S...................$ .16, .19, .21, .24, .27, .32, .38, .45, .53, .62      16.2%
          Price/Earnings Ratio..........................................................20.9
                                                                                                              ----------
                                                                                                               1,864,498
                                                                                                              ----------
Beverages (0.80%)
 4,500    PepsiCo, Inc. @ 41 3/16...........................................................                     185,344
                                                                                                              ----------
          Second largest soft drink company
          Earnings P/S................$ .57, .69, .70, .69, .82, 1.00, 1.14, 1.05, .72, 1.02       6.7%
          Dividends P/S...................$ .12, .15, .18, .21, .23, .28, .32, .36, .41, .47      16.4%
          Price/Earnings Ratio..........................................................41.5
Building (2.72%)
10,400    Masco Corp. @ 60 1/2..............................................................                     629,200
                                                                                                              ----------
          Manufactures buildings, home improvement and consumer products
          Earnings P/S.......$ 2.03, 1.42, .91, .57, .46, 1.30, 1.48, 1.14, 1.20, 2.01, 2.53       2.5%
          Dividends P/S...................$ .44, .50, .54, .57, .61, .65, .69, .73, .77, .81       7.0%
          Price/Earnings Ratio..........................................................25.0
Chemicals (5.61%)
14,000    Air Products & Chemicals, Inc. @ 40...............................................                     560,000
          Producer of industrial gases
          Earnings P/S...........$ 1.01, 1.04, 1.11, 1.16, 1.25, .63, 1.42, 1.87, 1.80, 2.31       9.6%
          Dividends P/S...................$ .28, .32, .35, .38, .42, .45, .48, .51, .54, .58       8.4%
          Price/Earnings Ratio..........................................................16.9
27,000    RPM, Inc. @ 17....................................................................                     459,000
          Manufacturer of specialty chemicals and coatings to waterproof and rustproof structures
          Earnings P/S....................$ .37, .34, .32, .40, .35, .58, .65, .71, .66, .84       9.5%
          Dividends P/S...................$ .20, .22, .24, .27, .29, .31, .34, .36, .39, .42       8.6%
          Price/Earnings Ratio..........................................................19.2
 8,000    Sigma - Aldrich Corp. @ 35 1/8....................................................                     281,000
          Manufacturer of biochemical and organic products used for research and diagnostics
          Earnings P/S...............$ .65, .72, .59, .84, .99, 1.11, 1.14, 1.36, 1.52, 1.69      12.8%
          Dividends P/S...................$ .08, .09, .10, .11, .13, .15, .17, .19, .23, .26      14.0%
          Price/Earnings Ratio..........................................................20.5
                                                                                                              ----------
                                                                                                               1,300,000
                                                                                                              ----------
Computers (3.07%)
 4,000    Automatic Data Processing, Inc. @ 72 7/8..........................................                     291,500
          Largest independent computing services firm in the U.S.
          Earnings P/S..............$ .63, .72, .79, .90, 1.01, 1.15, 1.34, 1.53, 1.74, 1.94      13.3%
          Dividends P/S...................$ .13, .15, .17, .20, .23, .26, .29, .35, .42, .48      15.6%
          Price/Earnings Ratio..........................................................38.1
 7,000    Hewlett-Packard Co. @ 59 7/8......................................................                     419,125
          Manufactures and services electronic measurement, analysis and computation instruments
          Earnings P/S...............$ .88, .77, .83, .93, .86, 1.31, 1.92, 2.63, 2.69, 2.88      14.1%
          Dividends P/S...................$ .07, .10, .11, .13, .20, .24, .29, .38, .46, .54      25.5%
          Price/Earnings Ratio..........................................................20.7
                                                                                                              ----------
                                                                                                                 710,625
                                                                                                              ----------
Containers (3.90%)
10,700    Bemis Company, Inc. @ 40 7/8......................................................                     437,362
          Producer of a broad range of flexible packaging and equipment and pressure sensitive materials
          Earnings P/S..............$ .90, .99, .97, 1.08, 1.10, .94, 1.45, 1.73, 1.86, 2.05       9.6%
          Dividends P/S...................$ .22, .30, .36, .42, .46, .50, .54, .64, .72, .80      15.4%
          Price/Earnings Ratio..........................................................19.4
15,400    Sonoco Products Corp. @ 30 1/4....................................................                     465,850
          Leading manufacturer of containers, paper products and packaging
          Earnings P/S............$ 1.05, 1.12, .55, 1.05, .89, 1.29, 1.33, 1.72, 1.81, 1.81       6.2%
          Dividends P/S...................$ .28, .35, .39, .40, .43, .46, .48, .54, .59, .64       9.6%
          Price/Earnings Ratio..........................................................16.5
                                                                                                              ----------
                                                                                                                 903,212
                                                                                                              ----------
Diversified Operations (2.05%)
 3,300    DuPont (E.I.) De Nemours & Co. @ 74 5/8...........................................                     246,263
          Nation's largest chemical manufacturer
          Earnings P/S.............$ 1.77, 1.70, 1.69, .92, .76, .52, 2.23, 2.90, 3.35, 2.02       1.5%
          Dividends P/S................$ .62, .73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23       7.9%
          Price/Earnings Ratio..........................................................33.7

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                                COMPOUND
NUMBER                                                                                           GROWTH          MARKET
OF SHARES                                                                                         RATE           VALUE
---------                                                                                         ----           -----

Diversified Operations (continued)
 4,000    Johnson Controls, Inc. @ 57 3/16..................................................                    $228,750
          Manufactures automotive systems and building controls
          Earnings P/S..........$ 1.28, 1.07, 1.04, 1.22, 1.50, 1.72, 2.03, 2.35, 2.21, 3.25      10.9%
          Dividends P/S...................$ .56, .59, .61, .63, .65, .69, .74, .79, .83, .88       5.2%
          Price/Earnings Ratio..........................................................17.3
                                                                                                              ----------
                                                                                                                 475,013
                                                                                                              ----------
Electronics (6.54%)
 8,700    Emerson Electric Co. @ 60 3/8.....................................................                     525,262
          Produces and sells electrical/electronic products and systems
          Earnings P/S..........$ 1.32, 1.38, 1.40, 1.44, 1.53, 1.91, 1.95, 2.15, 2.39, 2.66       8.1%
          Dividends P/S.................$ .52, .58, .64, .67, .70, .74, .80, .92, 1.01, 1.11       8.8%
          Price/Earnings Ratio..........................................................23.4
   600    General Electric Co. @ 91.........................................................                      54,600
          Dominant force in home appliances, electrical power and financial services
          Earnings P/S..........$ 1.09, 1.21, 1.26, 1.28, 1.12, 1.57, 1.84, 2.08, 2.34, 2.67      10.5%
          Dividends P/S..................$ .35, .41, .47, .51, .56, .63, .72, .82, .92, 1.04      12.9%
          Price/Earnings Ratio..........................................................35.1
11,200    Grainger (W.W.), Inc. @ 49 13/16..................................................                     557,900
          Leading distributor of electrical equipment
          Earnings P/S..........$ 1.10, 1.15, 1.16, 1.19, 1.35, 1.52, 1.31, 1.85, 2.07, 2.37       8.9%
          Dividends P/S...................$ .22, .25, .28, .31, .33, .35, .39, .45, .49, .53      10.3%
          Price/Earnings Ratio..........................................................21.6
 4,500    Honeywell, Inc. @ 83 9/16.........................................................                     376,031
          Makes automation and control systems
          Earnings P/S..........$ 3.12, 2.45, 2.39, 2.66, 2.52, 2.34, 2.22, 2.70, 3.27, 3.87       2.4%
          Dividends P/S................$ .51, .55, .69, .77, .84, .91, .97, 1.01, 1.06, 1.09       8.8%
          Price/Earnings Ratio..........................................................22.9
                                                                                                              ----------
                                                                                                               1,513,793
                                                                                                              ----------
Food (1.74%)
 9,300    Archer Daniels Midland Co. @ 19 3/8...............................................                     180,188
          Processes and merchandises agricultural products
          Earnings P/S..................$ .65, .74, .70, .75, .83, .77, 1.19, 1.33, .69, .83       2.8%
          Dividends P/S.........$ .028, .033, .046, .048, .050, .053, .063, .110, .184, .193      23.9%
          Price/Earnings Ratio..........................................................21.9
 4,000    Sara Lee Corp. @ 55 15/16.........................................................                     223,750
          Manufactures brand name packaged foods and consumer products
          Earnings P/S...........$ .88, .31, 1.03, 1.49, 1.36, 1.47, .52, 1.76, 1.99, (1.20)        NMF
          Dividends P/S....................$ .32, .38, .43, .48, .52, .60, .65, .70 .78, .86      11.6%
          Price/Earnings Ratio..........................................................N.A.
                                                                                                              ----------
                                                                                                                 403,938
                                                                                                              ----------
Furniture (1.73%)
16,000    Leggett & Platt, Inc. @ 25........................................................                     400,000
                                                                                                              ----------
          Produces intermediate products for the home furnishings industry
          Earnings P/S...................$ .33, .21, .17, .32, .44, .56, .73, .81, .90, 1.13      14.7%
          Dividends P/S.................$ .08, .095, .105, .11, .12, .14, .16, .19, .23, .27      14.5%
          Price/Earnings Ratio..........................................................24.3
Insurance (9.73%)
 7,400    AFLAC Corp. @ 30 5/16.............................................................                     224,312
          Global specialty insurer
          Earnings P/S................$ .27, .39, .41, .52, .63, .82, 1.00, 1.20, 1.44, 2.42      27.6%
          Dividends P/S...................$ .07, .08, .09, .10, .12, .13, .15, .17, .20, .23      14.1%
          Price/Earnings Ratio..........................................................15.4
   300    American International Group @ 146................................................                      43,800
          Broadly based property-casualty insurance organization
          Earnings P/S..........$ 1.97, 2.05, 2.06, 2.20, 2.36, 2.73, 3.15, 3.67, 4.27, 4.91      10.7%
          Dividends P/S...................$ .08, .10, .12, .14, .16, .17, .19, .22, .25, .28      14.9%
          Price/Earnings Ratio..........................................................30.4
 5,000    Chubb Corp. @ 80 3/8..............................................................                     401,875
          Property and casualty insurance
          Earnings P/S..........$ 2.46, 3.04, 3.15, 3.22, 3.49, 1.55, 3.39, 3.91, 3.09, 4.51       7.0%
          Dividends P/S.................$ .54, .58, .66, .74, .80, .86, .92, .98, 1.08, 1.16       8.9%
          Price/Earnings Ratio..........................................................22.0
   350    General RE Corp. @ 253 1/2........................................................                      88,725
          Broadly based re-insurance organization
          Earnings P/S.......$ 6.52, 6.89, 6.96, 7.44, 7.07, 7.38, 9.02, 10.59, 11.08, 12.56       7.6%
          Dividends P/S.........$ 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04, 2.20       7.0%
          Price/Earnings Ratio..........................................................20.4
10,000    Reliastar Financial Corp. @ 48....................................................                     480,000
          Financial services company engaged in life/health insurance and consumer finance
          Earnings P/S.............$ 1.00, .98, .98, .83, 1.13, 1.42, 1.74, 2.32, 2.55, 2.66      11.5%
          Dividends P/S...................$ .29, .30, .32, .35, .37, .39, .44, .49, .55, .61       8.6%
          Price/Earnings Ratio..........................................................18.9
 5,750    Travelers Group, Inc. @ 60 5/8....................................................                     348,594
          Diversified financial services company
          Earnings P/S.............$ .91, .71, .82, 1.07, 1.67, 1.94, 1.93, 2.75, 3.50, 3.00      14.2%
          Dividends P/S.................$ .045, .048, .06, .08, .12, .16, .19, .27, .30, .40      27.5%
          Price/Earnings Ratio..........................................................23.6
12,000    UNUM Corp. @ 55 1/2...............................................................                     666,000
          Holding company for UNUM Life Insurance Company of America
          Earnings P/S............$ .98, 1.15, 1.40, 1.65, 1.87, 2.01, .96, 1.99, 1.94, 2.52      11.1%
          Dividends P/S...................$ .12, .14, .19, .25, .31, .38, .46, .52, .55, .57      18.9%
          Price/Earnings Ratio..........................................................23.4
                                                                                                              ----------
                                                                                                               2,253,306
                                                                                                              ----------
Leisure (1.19%)
 7,000    Hasbro, Inc. @ 39 5/16............................................................                     275,188
                                                                                                              ----------
          Designs, manufactures and markets toys, games and interactive software
          Earnings P/S...............$ .55, .68, .70, .63, 1.36, 1.48, 1.32, 1.21, 1.56, .91       5.8%
          Dividends P/S...................$ .05, .07, .08, .10, .13, .15, .18, .21, .25, .31      22.5%
          Price/Earnings Ratio..........................................................43.9
Machinery (3.92%)
10,000    Dover Corp. @ 34 1/4..............................................................                     342,500
          Manufactures a variety of specialized industrial products
          Earnings P/S.................$ .57, .64, .61, .54, .58, .73, .97, 1.30, 1.73, 1.87      14.1%
          Dividends P/S...................$ .16, .18, .19, .21, .22, .23, .25, .28, .32, .36       9.4%
          Price/Earnings Ratio..........................................................18.0
13,300    Pentair, Inc. @ 42 1/2............................................................                     565,250
          Manufactures enclosures for electrical, electronic, woodworking and power tool equipment
          Earnings P/S.............$ .99, .84, .89, 1.11, 1.11, 1.14, 1.32, 1.55, 1.93, 2.39      10.3%
          Dividends P/S...................$ .22, .27, .29, .31, .33, .34, .36, .40, .50, .54      10.5%
          Price/Earnings Ratio..........................................................17.4
                                                                                                              ----------
                                                                                                                 907,750
                                                                                                              ----------
Media (0.54%)
  400     Gannett Co., Inc. @ 71 1/16.......................................................                      28,425
          Publishes 81 daily/50 nondaily newspapers,
          operates 10 TV, 8 FM and 7 AM stations
          Earnings P/S..........$ 1.24, 1.18, 1.11, 1.03, 1.24, 1.41, 1.67, 1.64, 2.37, 3.25      11.3%
          Dividends P/S...................$ .51, .56, .61, .62, .63, .65, .67, .69, .71, .74       4.2%
          Price/Earnings Ratio..........................................................22.2
 1,200    McGraw-Hill Companies, Inc. @ 81 9/16.............................................                      97,875
          Provides informational products and services for business and industry
          Earnings P/S............$ .41, 1.77, 1.73, 1.51, 1.60, .11, 2.04, 2.31, 4.98, 2.99      24.7%
          Dividends P/S..........$ .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44       5.1%
          Price/Earnings Ratio..........................................................27.8
                                                                                                              ----------
                                                                                                                 126,300
                                                                                                              ----------
Medical (8.77%)
 6,000    Abbott Laboratories @ 40 7/8......................................................                     245,250
          Major pharmaceutical and healthcare firm
          Earnings P/S................$ .48, .56, .59, .69, .79, .89, 1.01, 1.14, 1.29, 1.44      13.0%
          Dividends P/S...................$ .15, .17, .20, .24, .29, .33, .37, .41, .47, .53      15.1%
          Price/Earnings Ratio..........................................................30.5
 4,000    American Home Products @ 51 3/4...................................................                     207,000
          Manufactures pharmaceuticals and medical devices
          Earnings P/S.............$ .89, 1.51, 1.53, .92, 1.13, 1.20, 1.74, .92, 1.55, 1.88       8.7%
          Dividends P/S...................$ .45, .49, .54, .60, .67, .72, .74, .76, .79, .83       7.0%
          Price/Earnings Ratio..........................................................26.3

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                                COMPOUND
NUMBER                                                                                           GROWTH          MARKET
OF SHARES                                                                                         RATE           VALUE
---------                                                                                         ----           -----

Medical (continued)
 4,600    Baxter International, Inc. @ 53 13/16.............................................                    $247,538
          The company operates four divisions: renal, biotech, cardiovascular and intravenous systems and international distribution
          Earnings P/S.........$ 1.50, (.05), 1.91, 1.81, 1.73, (.70), 2.01, 1.50, .86, 2.39       5.3%
          Dividends P/S................$ .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11, 1.14      10.3%
          Price/Earnings Ratio..........................................................22.9
 5,000    Becton Dickinson & Co. @ 77 5/8...................................................                     388,125
          Manufactures broad line of medical supplies
          Earnings P/S..........$ 1.00, 1.17, 1.20, 1.19, 1.32, 1.40, 1.67, 1.98, 2.35, 2.50      10.7%
          Dividends P/S...................$ .22, .26, .28, .29, .31, .34, .38, .42, .48, .54      10.5%
          Price/Earnings Ratio..........................................................34.2
 4,000    Bristol-Myers Squibb Co. @ 114 15/16..............................................                     459,750
          Produces pharmaceuticals, medical devices and non-prescription health products
          Earnings P/S..........$ 1.70, 1.67, 1.75, 2.00, 1.53, 1.92, 1.95, 1.86, 2.93, 3.34       7.8%
          Dividends P/S..........$ .84, 1.00, 1.06, 1.20, 1.38, 1.44, 1.46, 1.48, 1.50, 1.52       6.8%
          Price/Earnings Ratio..........................................................35.8
 6,000    Johnson & Johnson @ 73 3/4........................................................                     442,500
          Major producer of prescription and non-prescription drugs, toiletries, medical instruments and supplies
          Earnings P/S.............$ .81, .86, .99, 1.12, 1.28, 1.41, 1.65, 1.94, 2.26, 2.54      13.5%
          Dividends P/S...................$ .24, .28, .33, .39, .45, .51, .57, .64, .74, .85      15.1%
          Price/Earnings Ratio..........................................................28.3
   600    Lilly, Eli, Co. @ 66 1/16.........................................................                      39,637
          Manufactures and markets pharmaceutical products
          Earnings P/S.............$ .80, .98, 1.02, 1.17, .65, .36, 1.09, 1.18, 1.43, (.27)      NMF
          Dividends P/S...................$ .29, .34, .41, .50, .55, .61, .63, .65, .69, .74      11.0%
          Price/Earnings Ratio..........................................................N.A.
                                                                                                              ----------
                                                                                                               2,029,800
                                                                                                              ----------
Office (2.29%)
11,000    Pitney Bowes, Inc. @ 48 1/8.......................................................                     529,375
                                                                                                              ----------
          Manufactures office automation equipment
          Earnings P/S..............$ .57, 1.15, .68, .90, .99, 1.00, 1.17, 1.38, 1.63, 1.87      14.1%
          Dividends P/S...................$ .23, .26, .30, .34, .39, .45, .52, .60, .69, .80      14.9%
          Price/Earnings Ratio..........................................................13.5
Oil & Gas (2.87%)
 2,700    Chevron Corp. @ 83 1/16...........................................................                     224,269
          One of the largest integrated, international oil companies with interest in petrochemicals
          Earnings P/S..........$ 2.81, 3.05, 3.18, 1.54, 3.57, 1.77, 2.70, 1.67, 4.32, 4.47       5.3%
          Dividends P/S.........$ 1.28, 1.40, 1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28       6.6%
          Price/Earnings Ratio..........................................................18.3
   600    Exxon Corp. @ 71 5/16.............................................................                      42,788
          Major integrated oil and gas company
          Earnings P/S..........$ 2.15, 1.17, 2.37, 1.87, 1.85, 2.10, 2.24, 2.69, 3.12, 3.31       4.9%
          Dividends P/S.........$ 1.08, 1.15, 1.24, 1.34, 1.42, 1.44, 1.46, 1.50, 1.56, 1.63       4.7%
          Price/Earnings Ratio..........................................................21.7
 5,200    Mobil Corp. @ 76 5/8..............................................................                     398,450
          One of the largest integrated, international oil companies with interest in petrochemicals and plastics
          Earnings P/S..........$ 2.20, 2.30, 2.70, 1.60, 2.02, 2.60, 2.27, 3.07, 3.81, 3.94       6.7%
          Dividends P/S.........$ 1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12       6.7%
          Price/Earnings Ratio..........................................................19.0
                                                                                                              ----------
                                                                                                                 665,507
                                                                                                              ----------
Retail (7.52%)
14,000    Dayton Hudson Corp. @ 48 1/2......................................................                     679,000
          General merchandiser selling through Target and Marvyn stores
          Earnings P/S............$ 1.15, .56, .93, .85, .65, .83, .85, .90, .74, 1.24, 1.88      14.4%
          Dividends P/S...................$ .17, .19, .22, .24, .26, .27, .28, .29, .31, .33       7.6%
          Price/Earnings Ratio..........................................................26.6
 3,000    Home Depot, Inc. @ 83 1/16........................................................                     249,187
          Operates a chain of retail building supply/home improvement "warehouse" stores
          Earnings P/S....................$ .11, .12, .16, .22, .29, .36, .45, .54, .70, .85      25.5%
          Dividends P/S.................$ .005, .01, .015, .02, .03, .04, .05, .07, .08, .10      39.5%
          Price/Earnings Ratio..........................................................57.4
 3,000    May Department Stores @ 65 1/2....................................................                     196,500
          Department store retailer operating 365 stores in 30 states
          Earnings P/S............1.75, 1.83, 1.99, 2.03, 2.42, 2.83, 2.96, 2.77, 2.97, 3.33       7.4%
          Dividends P/S................$ .56, .63, .70, .73, .75, .81, .91, 1.01, 1.13, 1.20       8.8%
          Price/Earnings Ratio..........................................................20.4
21,200    Sysco Corp. @ 25 5/8..............................................................                     543,250
          Largest distributor of food service products
          Earnings P/S....................$ .30, .37, .40, .45, .50, .58, .67, .74, .82, .93       5.0%
          Dividends P/S..................$ .04, .045, .05, .07, .11, .14, .18, .22, .26, .30      25.1%
          Price/Earnings Ratio..........................................................27.2
 1,200    Wal-Mart Stores, Inc. @ 60 3/4....................................................                      72,900
          Operates chain of discount department stores
          Earnings P/S...............$ .48, .50, .59, .73, .90, 1.05, 1.20, 1.21, 1.38, 1.64      14.6%
          Dividends P/S...................$ .04, .06, .07, .09, .11, .13, .17, .20, .21, .27      23.6%
          Price/Earnings Ratio..........................................................39.1
                                                                                                              ----------
                                                                                                               1,740,837
                                                                                                              ----------
Soap & Cleaning Preparations (0.40%)
 3,000    Ecolab, Inc. @ 31.................................................................                      93,000
                                                                                                              ----------
          Develops and markets premium institutional cleansing, sanitizing and maintenance products and services
          Earnings P/S...................$ .03, .54, .46, .50, .52, .63, .64, .77, .92, 1.07      40.5%
          Dividends P/S.................$ .16, .165, .17, .175, .18, .20, .23, .26, .29, .34       8.7%
          Price/Earnings Ratio..........................................................30.6
Tobacco (0.85%)
 5,000    Philip Morris Cos., Inc. @ 39 3/8.................................................                     196,875
                                                                                                              ----------
          Global tobacco, brewing and food company
          Earnings P/S..........$ 1.06, 1.28, 1.33, 1.48, 1.88, 1.34, 1.90, 2.27, 2.66, 2.45       9.8%
          Dividends P/S...............$ .34, .42, .52, .64, .78, .87, 1.01, 1.22, 1.47, 1.60      18.8%
          Price/Earnings Ratio..........................................................16.3
Transport (0.54%)
 5,000    C.H. Robinson Worldwide, Inc. @ 24 7/8............................................                     124,375
                                                                                                              ----------
          Provides intermodal transportation services
          Earnings P/S.............................................$ .28, .36, .52, .67, .78      NMF
          Dividends P/S....$ .036, .045, .058, .062, .067, .073, .087, .108, .130, .185, .20      21.0%
          Price/Earnings Ratio..........................................................25.5
Utilities (7.75%)
13,000    Ameritech Corp. @ 44 7/8..........................................................                     583,375
          One of the world's largest communications companies
          Earnings P/S..........$ 1.15, 1.18, 1.17, 1.15, 1.21, 1.15, 1.55, 1.72, 1.99, 2.06       6.7%
          Dividends P/S................$ .69, .75, .81, .86, .89, .93, .97, 1.02, 1.08, 1.15       5.8%
          Price/Earnings Ratio..........................................................22.9
 1,500    Duke Energy Corp. @ 59 1/4........................................................                      88,875
          Generates, transmits, distributes and sells electric energy in the Piedmont sections of North and South Carolina
          Earnings P/S..........$ 2.57, 2.40, 2.44, 2.44, 2.39, 2.96, 3.01, 3.11, 2.96, 2.92       1.4%
          Dividends P/S.........$ 1.42, 1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16       4.8%
          Price/Earnings Ratio..........................................................20.1
 4,400    National Fuel Gas Co. @ 43 9/16...................................................                     191,675
          Integrated natural gas system serving N.Y., PA. and Ohio
          Earnings P/S...........$ 1.93, 1.83, 1.95, 1.89, 1.88, 2.05, 2.27, 2.40, 2.96, .90      NMF
          Dividends P/S.........$ 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67, 1.73       0.5%
          Price/Earnings Ratio..........................................................47.2
 8,000    Northern States Power Co. @ 28 5/8................................................                     229,000
          Provides electric, utility, and gas services to Mid-western states
          Earnings P/S..........$ 1.62, 1.42, 1.39, 1.42, 1.25, 1.58, 1.74, 1.94, 1.89, 1.52      NMF
          Dividends P/S.........$ 1.05, 1.10, 1.15, 1.20, 1.25, 1.28, 1.31, 1.34, 1.37, 1.40       3.2%
          Price/Earnings Ratio..........................................................18.5
 4,400    Questar Corp. @ 19 5/8............................................................                      86,350
          Diversified holding company for Utah, Wyoming and Colorado natural gas transmission, distribution and storage
          Earnings P/S................$ .64, .73, .78, .77, 1.00, .99, .56, 1.12, 1.27, 1.27       7.9%
          Dividends P/S...................$ .47, .48, .49, .51, .52, .55, .57, .58, .60, .62       3.1%
          Price/Earnings Ratio..........................................................14.8

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                                COMPOUND
NUMBER                                                                                           GROWTH          MARKET
OF SHARES                                                                                         RATE           VALUE
---------                                                                                         ----           -----

Utilities (continued)
10,000    SBC Communications, Inc. @ 40.....................................................                    $400,000
          Provides telephone service throughout the United States and internationally
          Earnings P/S...........$ .88, .91, .92, .90, 1.09, (1.37), 1.53, (1.66), 1.77, .80        NMF
          Dividends P/S...................$ .61, .65, .68, .71, .73, .75, .78, .82, .85, .89       4.3%
          Price/Earnings Ratio..........................................................48.1
 8,000    Teco Energy, Inc. @ 26 13/16......................................................                     214,500
          Holding company for Tampa Electric, which provides regulated electric utility services in Florida
          Earnings P/S..........$ 1.21, 1.23, 1.22, 1.28, 1.29, 1.38, 1.34, 1.68, 1.68, 1.46       5.9%
          Dividends P/S...............$ .70, .75, .80, .85, .90, .95, 1.00, 1.05, 1.11, 1.17       2.1%
          Price/Earnings Ratio..........................................................18.3
                                                                                                              ----------
                                                                                                               1,793,775
                                                                                                              ----------
                                                                         TOTAL COMMON STOCKS
                                                                          (Cost $17,005,817)                  19,328,049
                                                                                                              ----------

PAR VALUE
  (000s
 OMITTED)
 --------

UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (10.63%)
$  100    United States Treasury, Note 7.875%,
          11-15-99 @ 103.062................................................................                     103,062
   400    United States Treasury, Note 6.25%,
          01-31-02 @ 101.250................................................................                     405,000
 1,500    United States Treasury, Bond 10.750%,
          08-15-05 @ 130.109................................................................                   1,951,635
                                                                                                              ----------
                                                              TOTAL UNITED STATES GOVERNMENT
                                                                    AND AGENCIES OBLIGATIONS
                                                                           (Cost $2,446,719)                   2,459,697
                                                                                                              ----------
PAR VALUE
  (000s                                                                                       INTEREST           MARKET
 OMITTED)                                                                                       RATE             VALUE
 --------                                                                                       ----             -----

SHORT-TERM INVESTMENTS (9.88%)
$2,288    Joint Repurchase Agreement (9.88%)
          Investment in a joint repurchase
            agreement transaction with Toronto
            Dominion Securities USA, Inc. -
            Dated 06-30-98, due 07-01-98
            (Secured by U. S. Treasury Bond,
            9.125% due 05-15-18 and U.S.
            Treasury Notes, 5.00% thru 8.75%
            due 12-31-98 thru 04-30-03) -
            Note B..........................................................................     5.750%      $2,288,000
                                                                                                            -----------

          Corporate Savings Account (0.00%)
          Investors Bank & Trust Company
          Daily Interest Savings Account
          Current Rate 4.95%................................................................                        524
                                                                                                            -----------
                                                                TOTAL SHORT-TERM INVESTMENTS    (9.88%)       2,288,524
                                                                                              --------      -----------
                                                                           TOTAL INVESTMENTS  (103.98%)      24,076,270
                                                                                              --------      -----------
                                                           OTHER ASSETS AND LIABILITIES, NET    (3.98%)        (920,818)
                                                                                              --------      -----------
                                                                            TOTAL NET ASSETS  (100.00%)     $23,155,452
                                                                                              ========      ===========

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. 500 Index Fund on June 30, 1998. It is divided into two main catagories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Advertising (0.15%)
  Interpublic Group of Cos., Inc. (The) .................      220       $13,351
  Omnicom Group, Inc. ...................................      283        14,115
                                                                      ----------
                                                                          27,466
                                                                      ----------
Aerospace (1.19%)
  Boeing Co. (The) ......................................    1,746        77,806
  General Dynamics Corp. ................................      220        10,230
  Goodrich (B.F.) Co. (The) .............................      125         6,203
  Lockheed Martin Corp. .................................      340        35,997
  Northrop Grumman Corp. ................................      117        12,066
  Raytheon Co. (Class B) ................................      592        35,002
  United Technologies Corp. .............................      407        37,647
                                                                      ----------
                                                                         214,951
                                                                      ----------
Agricultural Operations (0.08%)
  Agribrands International, Inc. * ......................       30           908
  Pioneer Hi-Bred International, Inc. ...................      345        14,274
                                                                      ----------
                                                                          15,182
                                                                      ----------
Automobile / Trucks (1.72%)
  Chrysler Corp. ........................................    1,133        63,873
  Cummins Engine Co., Inc. ..............................       67         3,434
  Dana Corp. ............................................      183         9,791
  Eaton Corp. ...........................................      135        10,496
  Echlin, Inc. ..........................................      110         5,397
  Ford Motor Co. ........................................    2,096       123,664
  General Motors Corp. ..................................    1,235        82,513
  PACCAR, Inc. ..........................................      136         7,106
  Ryder System, Inc. ....................................      134         4,229
                                                                      ----------
                                                                         310,503
                                                                      ----------
Banks - United States (7.46%)
  Banc One Corp. ........................................    1,128        62,956
  Bank of New York Co., Inc. ............................      658        39,932
  BankAmerica Corp. .....................................    1,211       104,676
  BankBoston Corp. ......................................      508        28,257
  Bankers Trust New York Corp. ..........................      171        19,847
  BB&T Corp. ............................................      249        16,839
  Chase Manhattan Corp. .................................    1,472       111,136
  Citicorp ..............................................      798       119,101
  Comerica, Inc. ........................................      275        18,219
  Fifth Third Bancorp ...................................      406        25,578
  First Chicago NBD Corp. ...............................      508        45,021
  First Union Corp. .....................................    1,689        98,384
  Fleet Financial Group, Inc. ...........................      476        39,746
  Huntington Bancshares, Inc. ...........................      334        11,189
  KeyCorp ...............................................      767        27,324
  Mellon Bank Corp. .....................................      445        30,983
  Mercantile Bancorp., Inc. .............................      229        11,536
  Morgan (J.P.) & Co., Inc. .............................      310        36,309
  National City Corp. ...................................      574        40,754
  NationsBank Corp. .....................................    1,642       125,613
  Northern Trust Corp. ..................................      195        14,869
  Norwest Corp. .........................................    1,319        49,298
  PNC Bank Corp. ........................................      533        28,682
  Providian Financial Corp. .............................      166        13,041
  Republic New York Corp. ...............................      190        11,958
  State Street Corp. ....................................      281        19,530
  Summit Bancorp ........................................      307        14,582
  SunTrust Banks, Inc. ..................................      368        29,923
  Synovus Financial Corp. ...............................      459        10,901
  U.S. Bancorp ..........................................    1,287        55,341
  Wachovia Corp. ........................................      360        30,420
  Wells Fargo & Co. .....................................      151        55,719
                                                                      ----------
                                                                       1,347,664
                                                                      ----------
Beverages (3.07%)
  Anheuser-Busch Cos., Inc. .............................      856        40,392
  Brown-Forman Corp. ....................................      121         7,774
  Coca-Cola Co. (The) ...................................    4,320       369,360
  Coors (Adolph) Co. (Class B) ..........................       65         2,210
  PepsiCo, Inc. .........................................    2,650       109,147
  Seagram Co. Ltd. (The) (Canada) .......................      623        25,504
                                                                      ----------
                                                                         554,387
                                                                      ----------
Broker Services (0.46%)
  Lehman Brothers Holdings, Inc. ........................      178        13,806
  Merrill Lynch & Co., Inc. .............................      582        53,689
  Schwab (Charles) Corp. ................................      464        15,080
                                                                      ----------
                                                                          82,575
                                                                      ----------
Building (0.61%)
  Armstrong World Industries, Inc. ......................       71         4,784
  Black & Decker Corp. ..................................      166        10,126
  Centex Corp. ..........................................      104         3,926
  Fleetwood Enterprises, Inc. ...........................       64         2,560
  Fluor Corp. ...........................................      146         7,446
  Georgia-Pacific Corp. .................................      162         9,548
  Kaufman & Broad Home Corp. ............................       68         2,159
  Louisiana-Pacific Corp. ...............................      191         3,486
  Masco Corp. ...........................................      289        17,484
  Owens Corning .........................................       93         3,796
  Pulte Corp. ...........................................       74         2,211
  Sherwin-Williams Co. ..................................      302        10,004
  Snap-on, Inc. .........................................      106         3,843
  Stanley Works (The) ...................................      156         6,484
  Weyerhauser Co. .......................................      349        16,119
  Willamette Industries, Inc. ...........................      194         6,208
                                                                      ----------
                                                                         110,184
                                                                      ----------
Business Services - Misc. (0.16%)
  Block, H & R, Inc. ....................................      183         7,709
  Dun & Bradstreet Corp. ................................      297        10,729
  Equifax, Inc. .........................................      262         9,514
                                                                      ----------
                                                                          27,952
                                                                      ----------
Chemicals (1.20%)
  Air Products & Chemicals, Inc. ........................      412        16,480
  Dow Chemical Co. ......................................      396        38,288
  Eastman Chemical Co. ..................................      137         8,528
  Engelhard Corp. .......................................      252         5,103
  FMC Corp. * ...........................................       64         4,364

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Chemicals (continued)
  Grace (W.R.) & Co. ....................................      130        $2,218
  Great Lakes Chemical Corp. ............................      105         4,141
  Hercules, Inc. ........................................      169         6,950
  Monsanto Co. ..........................................    1,036        57,886
  Morton International, Inc. ............................      228         5,700
  Nalco Chemical Co. ....................................      116         4,075
  Octel Corp. * .........................................       26           517
  PPG Industries, Inc. ..................................      311        21,634
  Praxair, Inc. .........................................      275        12,873
  Rohm & Haas Co. .......................................      107        11,121
  Sigma-Aldrich Corp. ...................................      175         6,147
  Union Carbide Corp. ...................................      215        11,476
                                                                      ----------
                                                                         217,501
                                                                      ----------
Computers (8.36%)
  Adobe Systems, Inc. ...................................      120         5,093
  Apple Computer, Inc. * ................................      232         6,656
  Autodesk, Inc. ........................................       81         3,129
  Automatic Data Processing, Inc. .......................      522        38,041
  Bay Networks, Inc.* ...................................      384        12,384
  Cabletron Systems, Inc.* ..............................      276         3,709
  Ceridian Corp.* .......................................      133         7,814
  Cisco Systems, Inc.* ..................................    1,778       163,687
  Cognizant Corp. .......................................      283        17,829
  Compaq Computer Corp. .................................    2,885        81,862
  Computer Associates International, Inc. ...............      954        53,007
  Computer Sciences Corp.* ..............................      272        17,408
  Data General Corp. * ..................................       85         1,270
  Dell Computer Corp.* ..................................    1,140       105,806
  EMC Corp.* ............................................      866        38,808
  First Data Corp. ......................................      748        24,918
  HBO & Co. .............................................      736        25,944
  Hewlett-Packard Co. ...................................    1,817       108,793
  International Business Machines Corp. .................    1,698       194,952
  Microsoft Corp.* ......................................    4,253       460,919
  Novell, Inc.* .........................................      613         7,816
  Oracle Corp.* .........................................    1,719        42,223
  Parametric Technology Corp.* ..........................      448        12,152
  Seagate Technology, Inc.* .............................      423        10,073
  Shared Medical Systems Corp. ..........................       44         3,231
  Silicon Graphics, Inc.* ...............................      328         3,977
  Sun Microsystems, Inc.* ...............................      659        28,625
  3Com Corp.* ...........................................      619        18,996
  Unisys Corp.* .........................................      436        12,317
                                                                      ----------
                                                                       1,511,439
                                                                      ----------
Consumer Products Misc. (0.04%)
  American Greetings Corp. (Class A) ....................      127         6,469
  Jostens, Inc. .........................................       68         1,624
                                                                      ----------
                                                                           8,093
                                                                      ----------
Containers (0.17%)
  Bemis Co., Inc. .......................................       93         3,801
  Crown Cork & Seal Co., Inc. ...........................      224        10,640
  Owens-Illinois, Inc.* .................................      245        10,964
  Sealed Air Corp. * ....................................      144         5,292
                                                                      ----------
                                                                          30,697
                                                                      ----------
Cosmetics & Personal Care (0.77%)
  Alberto Culver Co. (Class B) ..........................       99         2,871
  Avon Products, Inc. ...................................      231        17,902
  Gillette Co. ..........................................    1,956       110,881
  International Flavors & Fragrances, Inc. ..............      191         8,297
                                                                      ----------
                                                                         139,951
                                                                      ----------
Diversified Operations (2.40%)
  AlliedSignal, Inc. ....................................      985        43,709
  Corning, Inc. .........................................      404        14,039
  Crane Co. .............................................       80         3,885
  Du Pont (E.I.) De Nemours & Co. .......................    1,976       147,459
  Fortune Brands, Inc. ..................................      300        11,531
  IKON Office Solutions, Inc. ...........................      235         3,422
  ITT Industries, Inc. ..................................      207         7,737
  Johnson Controls, Inc. ................................      147         8,407
  Laidlaw, Inc. (Canada) ................................      574         6,996
  Loews Corp. ...........................................      201        17,512
  Minnesota Mining & Manufacturing Co. ..................      714        58,682
  National Service Industries, Inc. .....................       75         3,816
  Tenneco, Inc. .........................................      297        11,305
  Textron, Inc. .........................................      287        20,574
  TRW, Inc. .............................................      215        11,744
  Tyco International Ltd. ...............................      999        62,937
                                                                      ----------
                                                                         433,755
                                                                      ----------
Electronics (5.75%)
  Advanced Micro Devices, Inc.* .........................      248         4,232
  AMP, Inc. .............................................      384        13,200
  Applied Materials, Inc.* ..............................      639        18,850
  CBS Corp. .............................................    1,242        39,433
  Emerson Electric Co. ..................................      774        46,730
  General Electric Co. ..................................    5,716       520,156
  General Signal Corp. ..................................       87         3,132
  Grainger (W.W.), Inc. .................................      174         8,667
  Honeywell, Inc. .......................................      222        18,551
  Intel Corp. ...........................................    2,857       211,775
  KLA-Tencor Corp.* .....................................      147         4,070
  LSI Logic Corp.* ......................................      247         5,696
  Micron Technology, Inc. ...............................      370         9,181
  Motorola, Inc. ........................................    1,043        54,823
  National Semiconductor Corp.* .........................      287         3,785
  Parker Hannifin Corp. .................................      194         7,396
  Raychem Corp. .........................................      148         4,375
  Rockwell International Corp. ..........................      351        16,870
  Tektronix, Inc. .......................................       88         3,113
  Texas Instruments, Inc. ...............................      682        39,769
  Thomas & Betts Corp. ..................................       96         4,728
                                                                      ----------
                                                                       1,038,532
                                                                      ----------
Finance (2.45%)
  Ahmanson (H.F.) & Co. .................................      191        13,561
  American Express Co. ..................................      812        92,568
  Associates First Capital Corp. (Class A) ..............    1,443       110,931
  Beneficial Corp. ......................................       93        14,246
  Golden West Financial Corp. ...........................       99        10,525
  Household International, Inc. .........................      561        27,910
  MBNA Corp. ............................................      875        28,875
  Morgan Stanley, Dean Witter, Discover & Co. ...........    1,035        94,573
  SunAmerica, Inc. ......................................      341        19,586
  Washington Mutual, Inc. ...............................      673        29,233
                                                                      ----------
                                                                         442,008
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Food (2.24%)
  Archer Daniels Midland Co. ............................      998       $19,336
  Bestfoods .............................................      502        29,147
  Campbell Soup Co. .....................................      797        42,341
  ConAgra, Inc. .........................................      831        26,332
  General Mills, Inc. ...................................      276        18,871
  Heinz (H.J.) Co. ......................................      638        35,808
  Hershey Foods Corp. ...................................      250        17,250
  Kellogg Co. ...........................................      718        26,970
  Quaker Oats Co. .......................................      242        13,295
  Ralston Purina Group ..................................      187        21,844
  Sara Lee Corp. ........................................      826        46,204
  Unilever N.V. PLC (Netherlands) .......................    1,118        88,252
  Wrigley (Wm.) Jr. Co. .................................      203        19,894
                                                                      ----------
                                                                         405,544
                                                                      ----------
Funeral Services & Related (0.10%)
  Service Corp. International ...........................      440        18,865
                                                                      ----------
Household (0.24%)
  Maytag Corp. ..........................................      166         8,196
  Newell Co. ............................................      278        13,848
  Rubbermaid, Inc. ......................................      262         8,695
  Tupperware Corp. ......................................      107         3,009
  Whirlpool Corp. .......................................      131         9,006
                                                                      ----------
                                                                          42,754
                                                                      ----------
Instruments - Scientific (0.10%)
  EG&G, Inc. ............................................       79         2,370
  Millipore Corp. .......................................       76         2,071
  Perkin-Elmer Corp. (The) ..............................       85         5,286
  Thermo Electron Corp.* ................................      264         9,026
                                                                      ----------
                                                                          18,753
                                                                      ----------
Insurance (4.08%)
  Aetna, Inc. ...........................................      260        19,792
  Allstate Corp. (The) ..................................      749        68,580
  American General Corp. ................................      443        31,536
  American International Group, Inc. ....................    1,225       178,850
  Aon Corp. .............................................      293        20,583
  Chubb Corp. (The) .....................................      297        23,871
  CIGNA Corp. ...........................................      387        26,703
  Cincinnati Financial Corp. ............................      288        11,052
  Conseco, Inc. .........................................      329        15,381
  General Re Corp. ......................................      137        34,729
  Hartford Financial Services Group Inc. (The) ..........      206        23,561
  Jefferson Pilot Corp. .................................      186        10,776
  Lincoln National Corp. ................................      179        16,356
  Marsh & McLennan Cos., Inc. ...........................      445        26,895
  MBIA, Inc. ............................................      171        12,804
  MGIC Investment Corp. .................................      199        11,355
  Progressive Corp. .....................................      126        17,766
  SAFECO Corp. ..........................................      247        11,223
  St. Paul Cos., Inc. ...................................      402        16,909
  Torchmark Corp. .......................................      245        11,209
  Transamerica Corp. ....................................      110        12,664
  Travelers Group, Inc. .................................    2,003       121,432
  UNUM Corp. ............................................      242        13,431
                                                                      ----------
                                                                         737,458
                                                                      ----------
Leisure (1.35%)
  Brunswick Corp. .......................................      174         4,307
  Disney (Walt) Co. (The) ...............................    1,179       123,869
  Eastman Kodak Co. .....................................      567        41,426
  Harrah's Entertainment, Inc. * ........................      176         4,092
  Hasbro, Inc. ..........................................      221         8,688
  Hilton Hotels Corp. ...................................      437        12,454
  King World Productions, Inc. * ........................      129         3,290
  Marriott International, Inc. (Class A) ................      446        14,439
  Mattel, Inc. ..........................................      508        21,495
  Mirage Resorts, Inc. * ................................      313         6,671
  Polaroid Corp. ........................................       78         2,774
                                                                      ----------
                                                                         243,505
                                                                      ----------
Machinery (0.63%)
  Aeroquip-Vickers, Inc. ................................       49         2,860
  Briggs & Stratton Corp. ...............................       43         1,610
  Case Corp. ............................................      131         6,321
  Caterpiller Tractor, Inc. .............................      650        34,369
  Cincinnati Milacron, Inc. .............................       70         1,702
  Cooper Industries, Inc. ...............................      211        11,592
  Deere & Co. ...........................................      436        23,053
  Dover Corp. ...........................................      388        13,289
  Foster Wheeler Corp. ..................................       71         1,522
  Harnischfeger Industries, Inc. ........................       84         2,378
  Ingersoll-Rand Co. ....................................      289        12,734
  NACCO Industries, Inc. (Class A) ......................       14         1,810
                                                                      ----------
                                                                         113,240
                                                                      ----------
Media (1.77%)
  Clear Channel Communications, Inc.* ...................      215        23,462
  Comcast Corp. .........................................      610        24,762
  Dow Jones & Co., Inc. .................................      168         9,366
  Gannett Co., Inc. .....................................      495        35,176
  Harcourt General, Inc. ................................      124         7,378
  Knight-Ridder, Inc. ...................................      139         7,654
  McGraw-Hill Cos., Inc. (The) ..........................      173        14,110
  Meredith Corp. ........................................       92         4,318
  New York Times Co. (Class A) ..........................      168        13,314
  Tele-Communications, Inc. (Class A)* ..................      886        34,056
  Time Warner, Inc. .....................................    1,010        86,292
  Times Mirror Co. (Class A) ............................      155         9,746
  Tribune Co. ...........................................      215        14,795
  Viacom, Inc. (Class B)* ...............................      617        35,940
                                                                      ----------
                                                                         320,369
                                                                      ----------
Medical (10.21%)
  Abbott Laboratories ...................................    2,672       109,218
  Allergan, Inc. ........................................      114         5,287
  ALZA Corp.* ...........................................      149         6,444
  American Home Products Corp. ..........................    2,270       117,472
  Amgen, Inc.* ..........................................      460        30,073
  Bard (C.R.), Inc. .....................................       99         3,768
  Bausch & Lomb, Inc. ...................................       97         4,862
  Baxter International, Inc. ............................      489        26,314
  Becton Dickinson & Co. ................................      213        16,534
  Biomet, Inc. ..........................................      195         6,447
  Boston Scientific Corp.* ..............................      340        24,352
  Bristol-Myers Squibb Co. ..............................    1,737       199,646
  Cardinal Health, Inc. .................................      192        18,000
  Columbia/HCA Healthcare Corp. .........................    1,131        32,940
  Guidant Corp. .........................................      263        18,755
  HEALTHSOUTH Corp.* ....................................      688        18,361
  Humana, Inc.* .........................................      286         8,920

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Medical (continued)
  Johnson & Johnson .....................................    2,349      $173,239
  Lilly (Eli) & Co. .....................................    1,938       128,029
  Mallinckrodt, Inc. ....................................      128         3,800
  Manor Care, Inc. ......................................      111         4,267
  Medtronic, Inc. .......................................      819        52,211
  Merck & Co., Inc. .....................................    2,093       279,939
  Pall Corp. ............................................      218         4,469
  Pfizer, Inc. ..........................................    2,259       245,525
  Pharmacia & Upjohn, Inc. ..............................      886        40,867
  Schering-Plough Corp. .................................    1,279       117,188
  St. Jude Medical, Inc. * ..............................      160         5,890
  Tenet Healthcare Corp.* ...............................      535        16,719
  United Healthcare Corp. ...............................      329        20,891
  United States Surgical Corp. ..........................      132         6,023
  Warner-Lambert Co. ....................................    1,428        99,067
                                                                      ----------
                                                                       1,845,517
                                                                      ----------
Metal (0.69%)
  Alcan Aluminium Ltd. (Canada) .........................      397        10,967
  Aluminum Co. of America ...............................      301        19,847
  Armco, Inc. * .........................................      189         1,205
  ASARCO, Inc. ..........................................       70         1,558
  Barrick Gold Corp. (Canada) ...........................      651        12,491
  Battle Mountain Gold Co. ..............................      401         2,381
  Bethlehem Steel Corp. * ...............................      197         2,450
  Cyprus Amax Minerals Co. ..............................      163         2,160
  Freeport-McMoRan Copper & Gold, Inc. ..................      338         5,133
  Homestake Mining Co. ..................................      256         2,656
  Illinois Tool Works, Inc. .............................      436        29,076
  Inco, Ltd. (Canada) ...................................      292         3,979
  Newmont Mining Corp. ..................................      273         6,450
  Phelps Dodge Corp. ....................................      103         5,890
  Placer Dome, Inc. (Canada) ............................      432         5,076
  Reynolds Metals Co. ...................................      129         7,216
  Timken Co. (The) ......................................      110         3,389
  Worthington Industries, Inc. ..........................      169         2,546
                                                                      ----------
                                                                         124,470
                                                                      ----------
Mortgage Banking (1.05%)
  Countrywide Credit Industries, Inc. ...................      190         9,643
  Fannie Mae ............................................    1,853       112,570
  Federal Home Loan Mortgage Corp. ......................    1,214        57,134
  Green Tree Financial Corp. ............................      238        10,189
                                                                      ----------
                                                                         189,536
                                                                      ----------
Office (0.55%)
  Avery Dennison Corp. ..................................      179         9,621
  Deluxe Corp. ..........................................      142         5,085
  Moore Corp., Ltd. (Canada) ............................      155         2,054
  Pitney Bowes, Inc. ....................................      506        24,351
  Xerox Corp. ...........................................      569        57,825
                                                                      ----------
                                                                          98,936
                                                                      ----------
Oil & Gas (6.77%)
  Amerada Hess Corp. ....................................      160         8,690
  Amoco Corp. ...........................................    1,700        70,763
  Anadarko Petroleum Corp. ..............................      105         7,055
  Apache Corp. ..........................................      167         5,261
  Ashland, Inc. .........................................      131         6,763
  Atlantic Richfield Co. ................................      560        43,750
  Baker Hughes, Inc. ....................................      296        10,231
  Burlington Resources, Inc. ............................      308        13,263
  Chevron Corp. .........................................    1,147        95,273
  Coastal Corp. (The) ...................................      185        12,915
  Columbia Energy Group .................................      145         8,066
  Dresser Industries, Inc. ..............................      307        13,527
  Enron Corp. ...........................................      544        29,410
  Exxon Corp. ...........................................    4,307       307,143
  Halliburton Co. .......................................      458        20,410
  Helmerich & Payne, Inc. ...............................       88         1,958
  Kerr-McGee Corp. ......................................       83         4,804
  McDermott International, Inc. .........................       98         3,375
  Mobil Corp. ...........................................    1,370       104,976
  Occidental Petroleum Corp. ............................      592        15,984
  Oryx Energy Co.* ......................................      185         4,093
  Pennzoil Co. ..........................................       83         4,202
  Phillips Petroleum Co. ................................      460        22,166
  Rowan Cos., Inc.* .....................................      151         2,935
  Royal Dutch Petroleum Co. (Netherlands) ...............    3,745       205,273
  Schlumberger, Ltd. ....................................      869        59,364
  Sonat, Inc. ...........................................      192         7,416
  Sun Co., Inc. .........................................      125         4,852
  Texaco, Inc. ..........................................      957        57,121
  Union Pacific Resources Group .........................      443         7,780
  Unocal Corp. ..........................................      431        15,408
  USX - Marathon Group ..................................      504        17,293
  Western Atlas, Inc. * .................................       95         8,063
  Williams Cos., Inc. (The) .............................      718        24,232
                                                                      ----------
                                                                       1,223,815
                                                                      ----------
Paper & Paper Products (0.69%)
  Ball Corp. ............................................       53         2,130
  Boise Cascade Corp. ...................................       98         3,210
  Champion International Corp. ..........................      168         8,264
  Fort James Corp. ......................................      365        16,242
  International Paper Co. ...............................      528        22,704
  Kimberly-Clark Corp. ..................................      971        44,545
  Mead Corp. (The) ......................................      183         5,810
  Potlatch Corp. ........................................       51         2,142
  Stone Container Corp. * ...............................      174         2,719
  Temple-Inland, Inc. ...................................       99         5,334
  Union Camp Corp. ......................................      122         6,054
  Westvaco Corp. ........................................      178         5,029
                                                                      ----------
                                                                         124,183
                                                                      ----------
Pollution Control (0.22%)
  Browning-Ferris Industries, Inc. ......................      339        11,780
  Waste Management, Inc. ................................      795        27,825
                                                                      ----------
                                                                          39,605
                                                                      ----------
Printing - Commercial (0.06%)
  Donnelley (R.R.) & Sons ...............................      255        11,666
                                                                      ----------
Retail (5.70%)
  Abercrombie & Fitch Co. (Class A)* ....................        6           264
  Albertson's, Inc. .....................................      429        22,227
  American Stores Co. ...................................      477        11,537
  AutoZone, Inc.* .......................................      266         8,495
  Cendant Corp. * .......................................    1,415        29,538
  Circuit City Stores, Inc. .............................      172         8,063
  Consolidated Stores Corp.* ............................      188         6,815
  Costco Cos., Inc.* ....................................      374        23,585
  CVS Corp. .............................................      668        26,010
  Darden Restaurants, Inc. ..............................      259         4,112

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Retail (continued)
  Dayton Hudson Corp. ...................................      764       $37,054
  Dillards, Inc. ........................................      194         8,039
  Federated Department Stores, Inc.* ....................      366        19,695
  Gap, Inc. (The) .......................................      691        42,583
  Genuine Parts Co. .....................................      312        10,784
  Giant Foods, Inc. (Class A) ...........................      105         4,522
  Great Atlantic & Pacific Tea Co., Inc. ................       67         2,215
  Home Depot, Inc. (The) ................................    1,278       106,154
  Kmart Corp.* ..........................................      852        16,401
  Kroger Co.* ...........................................      445        19,079
  Limited, Inc. (The) ...................................      476        15,767
  Longs Drug Stores Corp. ...............................       67         1,935
  Lowe's Cos., Inc. .....................................      610        24,743
  May Department Stores .................................      404        26,462
  McDonald's Corp. ......................................    1,203        83,007
  Mercantile Stores Co., Inc. ...........................       64         5,052
  Nordstrom, Inc. .......................................      135        10,429
  Penney (J.C.) Co., Inc. ...............................      437        31,601
  Pep Boys - Manny, Moe & Jack (The) ....................      111         2,102
  Reebok International Ltd. * ...........................       98         2,713
  Rite Aid Corp. ........................................      450        16,903
  Sears, Roebuck & Co. ..................................      685        41,828
  SUPERVALU, Inc. .......................................      105         4,659
  Sysco Corp. ...........................................      594        15,221
  Tandy Corp. ...........................................      181         9,604
  TJX Cos., Inc. ........................................      564        13,606
  Toys "R" Us, Inc.* ....................................      496        11,687
  Tricon Global Restaurants, Inc.* ......................      265         8,397
  Venator Group, Inc. * .................................      236         4,514
  Wal-Mart Stores, Inc. .................................    3,923       238,322
  Walgreen Co. ..........................................      865        35,735
  Wendy's International, Inc. ...........................      231         5,429
  Winn-Dixie Stores, Inc. ...............................      260        13,309
                                                                      ----------
                                                                       1,030,197
                                                                      ----------
Rubber - Tires & Misc (0.11%)
  Cooper Tire & Rubber Co ...............................      138         2,846
  Goodyear Tire & Rubber Co. (The) ......................      273        17,591
                                                                      ----------
                                                                          20,437
                                                                      ----------
Shoes & Related Apparel (0.14%)
  Nike, Inc. (Class B) ..................................      508        24,733
                                                                      ----------
Soap & Cleaning Preparations (1.57%)
  Clorox Co. ............................................      181        17,263
  Colgate-Palmolive Co. .................................      517        45,496
  Ecolab, Inc. ..........................................      225         6,975
  Procter & Gamble Co. (The) ............................    2,345       213,542
                                                                      ----------
                                                                         283,276
                                                                      ----------
Steel (0.12%)
  Allegheny Teledyne, Inc. ..............................      342         7,823
  Inland Steel Industries, Inc. .........................       86         2,424
  Nucor Corp. ...........................................      154         7,084
  USX-U.S. Steel Group, Inc. ............................      150         4,950
                                                                      ----------
                                                                          22,281
                                                                      ----------
Telecommunications (5.21%)
  A T & T Corp. .........................................    2,837       162,064
  Airtouch Communications, Inc. * .......................      986        57,619
  Andrew Corp.* .........................................      155         2,800
  Bell Atlantic Corp. ...................................    2,712       123,735
  DSC Communications Corp. * ............................      206         6,180
  General Instrument Corp. * ............................      258         7,014
  Harris Corp. ..........................................      140         6,256
  Lucent Technologies, Inc. .............................    2,273       189,085
  MCI Communications Corp. ..............................    1,217        70,738
  MediaOne Group, Inc. * ................................    1,060        46,574
  Nextel Communications, Inc. (Class A)* ................      459        11,418
  Northern Telecom Ltd. (Canada) ........................      909        51,586
  Scientific-Atlanta, Inc. ..............................      138         3,502
  Sprint Corp. ..........................................      751        52,946
  Tellabs, Inc.* ........................................      317        22,705
  U S WEST, Inc. ........................................      872        40,984
  WorldCom, Inc.* .......................................    1,769        85,686
                                                                      ----------
                                                                         940,892
                                                                      ----------
Textile (0.14%)
  Fruit of the Loom, Inc. (Class A)* ....................      128         4,248
  Liz Claiborne, Inc. ...................................      117         6,113
  Russell Corp. .........................................       64         1,932
  Springs Industries, Inc. ..............................       35         1,614
  VF Corp. ..............................................      213        10,970
                                                                      ----------
                                                                          24,877
                                                                      ----------
Tobacco (0.97%)
  Philip Morris Cos., Inc. ..............................    4,235       166,753
  UST, Inc. .............................................      322         8,694
                                                                      ----------
                                                                         175,447
                                                                      ----------
Transport (0.94%)
  AMR Corp.* ............................................      318        26,473
  Burlington Northern Santa Fe Corp. ....................      273        26,805
  CSX Corp. .............................................      381        17,335
  Delta Air Lines, Inc. .................................      130        16,802
  FDX Corp. * ...........................................      256        16,064
  Navistar International Corp. * ........................      126         3,638
  Norfolk Southern Corp. ................................      659        19,646
  Southwest Airlines Co. ................................      386        11,435
  Union Pacific Corp. ...................................      432        19,062
  US Airways Group, Inc.* ...............................      159        12,601
                                                                      ----------
                                                                         169,861
                                                                      ----------
Utilities (4.69%)
  Alltel Corp. ..........................................      321        14,926
  Ameren Corp. ..........................................      240         9,540
  American Electric Power Co., Inc. .....................      331        15,019
  Ameritech Corp. .......................................    1,912        85,801
  Baltimore Gas & Electric Co. ..........................      258         8,014
  BellSouth Corp. .......................................    1,732       116,260
  Carolina Power & Light Co. ............................      263        11,408
  Central & South West Corp. ............................      371         9,971
  Cinergy Corp. .........................................      275         9,625
  Consolidated Edison, Inc. .............................      410        18,886
  Consolidated Natural Gas Co. ..........................      167         9,832
  Dominion Resources, Inc. ..............................      338        13,773
  DTE Energy Co. ........................................      253        10,215
  Duke Energy Corp. .....................................      629        37,268
  Eastern Enterprises ...................................       36         1,544
  Edison International ..................................      666        19,689
  Entergy Corp. .........................................      426        12,248
  FirstEnergy Corp. * ...................................      402        12,362
  FPL Group, Inc. .......................................      318        20,034
  Frontier Corp. ........................................      287         9,041

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Utilities (continued)
  GPU, Inc. .............................................      222        $8,394
  GTE Corp. .............................................    1,672        93,005
  Houston Industries, Inc. ..............................      494        15,252
  Niagara Mohawk Power Corp. * ..........................      252         3,764
  NICOR, Inc. ...........................................       84         3,371
  Northern States Power Co. .............................      260         7,443
  ONEOK, Inc. ...........................................       54         2,153
  PP&L Resources, Inc. ..................................      290         6,579
  PacifiCorp ............................................      518        11,720
  PECO Energy Co. .......................................      389        11,354
  People's Energy Corp. .................................       62         2,395
  PG&E Corp. ............................................      766        24,177
  Public Service Enterprise Group, Inc. .................      405        13,947
  SBC Communications, Inc. ..............................    3,202       128,080
  Sempra Energy* ........................................      219         6,077
  Southern Co. ..........................................    1,205        33,363
  Texas Utilities Co. ...................................      430        17,899
  Unicom Corp. ..........................................      378        13,254
                                                                      ----------
                                                                         847,683
                                                                      ----------
                                      TOTAL COMMON STOCKS
                                       (Cost $12,298,015)  (86.38%)   15,610,740
                                                           -------    ----------

                                              INTEREST    PAR VALUE     MARKET
ISSUER, DESCRIPTION                             RATE    (000s OMITTED)  VALUE
-------------------                             ----    --------------  -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (13.03%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. -
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Notes,
   5.00% thru 7.50% due 02-15-99
   thru 11-15-01) - Note B..................   5.75%        $2,355    $2,355,000
                                                                     -----------
                        TOTAL SHORT-TERM INVESTMENTS       (13.03%)    2,355,000
                                                          --------   -----------
                                   TOTAL INVESTMENTS       (99.41%)   17,965,740
                                                          --------   -----------
                   OTHER ASSETS AND LIABILITIES, NET        (0.59%)      107,229
                                                          --------   -----------
                                    TOTAL NET ASSETS      (100.00%)  $18,072,969
                                                          ========   ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Sovereign Bond Fund on June 30, 1998. It is divided into three main catagories: bonds, warrants and short-term investments. Bonds and warrants are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

BONDS
Automobile / Trucks (0.62%)
  ERAC USA Finance Co.,
   Note 02-15-05 (R) ...............  6.625%   BBB         $19           $18,825
  Ford Motor Co.,
   Bond 02-15-28 ...................  6.625    A             5             5,004
   Deb 11-15-25 ....................  7.125    A            15            15,964
                                                                     -----------
                                                                          39,793
                                                                     -----------
Banks - Foreign (0.91%)
  Landeskreditbank Baden-
   Wuerttemberg, Sub Note
   (Germany) 02-01-23 (Y) ..........  7.625    AAA          15            17,412
  RBSG Capital Corp.,
   Gtd Cap Note 03-01-04 ........... 10.125    A+           15            17,778
  Scotland International Finance
   No. 2 B.V., Gtd Sub Note
   (Netherlands) 11-01-06 (R) (Y) ..  8.850    A+           20            23,223
                                                                     -----------
                                                                          58,413
                                                                     -----------
Banks - United States (1.23%)
  Banc One Corp.,
   Sub Deb 10-15-26 ................  7.625    A+           10            11,133
  BankBoston NA,
   Sub Note 03-25-08 ...............  6.375    A2           15            14,992
  Fleet Financial Group, Inc.,
   Sub Note 05-15-08 ...............  6.375    A-           20            20,201
  National Westminster Bank Plc -
   New York Branch,
   Sub Note 05-01-01 ...............  9.450    AA-           5             5,427
  NB Capital Trust IV,
   Gtd Cap Security 04-15-27  ......  8.250    A-           25            27,921
                                                                     -----------
                                                                          79,674
                                                                     -----------
Broker Services (0.16%)
  Salomon Smith Barney Holdings, Inc.,
   Note 10-15-02 ...................  6.500    A            10            10,113
                                                                     -----------
Building (0.15%)
  M.D.C. Holdings, Inc.,
   Sr Note 02-01-08 ................  8.375    BB-          10            10,000
                                                                     -----------
Computers (0.40%)
  Dell Computer Corp.,
   Sr Deb 04-15-28 .................  7.100    BBB          25            25,535
                                                                     -----------
Cosmetics & Personal Care (0.15%)
  Global Health Sciences, Inc.,
   Sr Note 05-01-08 (R) ............ 11.000    B+           10             9,875
                                                                     -----------
Electronics (0.14%)
  Zilog, Inc.,
   Sr Sec Note 03-01-05 (R) ........  9.500    B            12             8,760
                                                                     -----------
Energy (0.81%)
  AES Corp.,
   Sr Sub Note 07-15-06 ............ 10.250    B+           10            10,877
   Sr Sub Note 08-15-07 ............  8.375    B+           23            23,230
  CalEnergy Company, Inc.,
   Sr Note 09-15-06 ................  9.500    BB+          10            10,857
  P & L Coal Holdings Corp.,
   Sr Sub Note 05-15-08 (R) ........  9.625    B             7             7,192
                                                                     -----------
                                                                          52,154
                                                                     -----------
Finance (4.79%)
  Constitution Capital Trust I,
   Gtd Cap Security 04-15-27 (R) ...  9.150    BBB           3             3,375
  DR Investments,
   Sr Note 05-15-07 (R) ............  7.450    A-           20            21,214
  EES Coke Battery Co. Inc.,
   Sr Sec Note Ser A 04-15-12 (R) ..  7.125    BBB           8             8,678
  Ford Capital, B.V.,
   Gtd Deb (Netherlands)
   05-15-02 (Y) ....................  9.875    A            50            56,185
  General Motors Acceptance Corp.,
   Medium Term Note 04-06-00  ......  5.850    A2           45            44,953
  JCP Master Credit Card Trust,
   Pass Thru Ctf Ser C Class A
   06-15-00 ........................  9.625    AA+          95           100,663
  United Companies Financial Corp.,
   Sr Note 01-15-04 ................  7.700    BB+           5             4,948
  WMC Finance USA,
   Gtd Note (Australia) 11-15-03 (Y)  6.500    A            65            65,116
  Yanacocha Receivables Master Trust,
   Pass Thru Cert Ser 1997-A
   06-15-05 (R) ....................  8.400    BBB-          4             3,739
                                                                     -----------
                                                                         308,871
                                                                     -----------
Funeral Services & Related (0.40%)
  Loewen Group International, Inc.,
   Gtd Sr Note Ser 4 10-15-03 ......  8.250    BB+          25            25,625
                                                                     -----------
Glass Products (0.05%)
  VICAP S.A. de C.V.,
   Gtd Sr Note (Mexico)
   05-15-07 (R) (Y) ................ 11.375    B+            3             3,075
                                                                     -----------
Government - Foreign (0.56%)
  Federative Republic of Brazil,
   Global Bond (Brazil) 04-07-08 (Y)  9.375    BB-          15            13,331
  Panama, Republic of,
   Note (Panama) 02-13-02 (R) (Y) ..  7.875    BB+          23            22,540
                                                                     -----------
                                                                          35,871
                                                                     -----------
Government - U.S. (42.72%)
  United States Treasury,
   Bond 08-15-17 ...................  8.875    AAA          77           104,972
   Bond 02-15-23 ...................  7.125    AAA         620           733,441
   Note 11-30-99 ...................  7.750    AAA          67            68,999
   Note 05-15-01 ...................  8.000    AAA         417           443,975
   Note 05-15-02 ...................  7.500    AAA         256           273,201
   Note 08-15-03 ...................  5.750    AAA         133           134,412
   Note 02-15-05 ...................  7.500    AAA         442           489,237
   Note 07-15-06 ...................  7.000    AAA         466           508,886
                                                                     -----------
                                                                       2,757,123
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Government - U.S. Agencies (15.01%)
  Federal National Mortgage Assn.,
   30 Yr Pass Thru Ctf 03-01-24 + ..   6.500%  AAA        $355          $353,555
   30 Yr Pass Thru Ctf 01-01-28 ....   6.000   AAA          25            24,152
   Note 02-15-11 + .................   6.500   AAA          45            45,253
   Pass Thru Ctf 01-20-08 + ........   6.000   AAA         125           121,679
   Pass Thru Ctf Ser 1997-M8
    Class A-1 01-25-22 .............   6.940   AAA           3             3,041
  Government National Mortgage Assn ,
   30 Yr Pass Thru Ctf 08-01-24 + ..   7.000   AAA         355           360,655
   30 Yr Pass Thru Ctf 07-15-26
    to 08-15-27 ....................   8.000   AAA          58            60,103
                                                                     -----------
                                                                         968,438
                                                                     -----------
Household (0.23%)
  WestPoint Stevens Inc.,
   Sr Note 06-15-05 (R) ............   7.875   BB           15            15,113
                                                                     -----------
Insurance (1.98%)
  Conseco, Inc.,
   Note 06-15-05 ...................   6.800   BBB          15            15,025
  Equitable Life Assurance Society
   of the United States,
   Surplus Note 12-01-05 (R) .......   6.950   A            15            15,572
  Fairfax Financial Holdings Ltd.,
   Note (Canada) 04-15-26 (Y) ......   8.300   BBB+         15            17,022
  Liberty Mutual Insurance Co.,
   Surplus Note 05-04-07 (R) .......   8.200   A+            5             5,640
   Surplus Note 10-15-26 (R) .......   7.875   A2           15            16,929
  Massachusetts Mutual Life
   Insurance Co.,
   Surplus Note 11-15-23 (R) .......   7.625   AA            5             5,670
  NAC Re Corp.,
   Note 06-15-99 ...................   8.000   A-            5             5,084
  New York Life Insurance Co.,
   Surplus Note 12-15-23 (R) .......   7.500   AA-           5             5,224
  Phoenix Home Life Mutual
   Insurance Co.,
   Surplus Note 12-01-06 (R) .......   6.950   A+           15            15,434
  Sun Canada Financial Co.,
   Gtd Sub Note 12-15-07 (R) .......   6.625   AA           20            20,710
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) ............   7.875   A-            5             5,393
                                                                     -----------
                                                                         127,703
                                                                     -----------
Leisure (0.30%)
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas)
    03-15-07 (Y) ...................   9.000   B+            8             8,380
   Gtd Sr Sub Note (Bahamas)
    12-15-07 (Y) ...................   8.625   B+            5             5,150
  Trump Hotels & Casino Resorts
   Funding, Inc./Holdings, L.P.,
   Sr Note 06-15-05 ................  15.500   B-            5             5,625
                                                                     -----------
                                                                          19,155
                                                                     -----------
Media (2.77%)
  Adelphia Communications Corp.,
   Sr Note 07-15-03 (R) ............   8.125   B            12            11,932
   Sr Note Ser B 10-01-02 ..........   9.250   B2           17            17,595
  Clear Channel Communications,
   Inc., Deb 10-15-27 ..............   7.250   BBB-         25            25,758
  Comcast Corp.,
   Sr Sub Deb 07-15-12 .............  10.625   BB+           4             5,160
  Cumulus Media Inc.,
   Sr Sub Note 07-01-08 ............  10.375   CCC+          5             5,069
  Garden State Newspapers, Inc.,
   Sr Sub Note 10-01-09 ............   8.750   B+            7             7,105
  Le Groupe Videotron Ltee,
   Sr Note (Canada) 02-15-05 (Y) ...  10.625   BBB-         19            20,867
  News America Holdings, Inc.,
   Gtd Sr Deb 08-10-18 .............   8.250   BBB-         18            20,309
  OpTel, Inc.,
   Sr Note 07-01-08 (R) + ..........  11.500   B-           10            10,000
  Rogers Cablesystems Ltd.,
   Sec Second Priority Note
   (Canada) 08-01-02 (Y) ...........   9.625   BB+          21            22,470
  TeleWest Communications Plc,
   Sr Deb (United Kingdom)
   10-01-06 (Y) ....................   9.625   B+            2             2,110
  Time Warner, Inc.,
   Deb 01-15-13 ....................   9.125   BBB-         18            21,907
  TKR Cable I, Inc.,
   Sr Deb 10-30-07 .................  10.500   BBB-          8             8,801
                                                                     -----------
                                                                         179,083
                                                                     -----------
Medical (1.53%)
  Dynacare Inc.,
   Sr Note (Canada) 01-15-06 (Y) ...  10.750   B+            7             7,403
  Fresenius Medical Care
   Capital Trust II,
   Trust Preferred Security
   02-01-08 ........................   7.875   B+           10             9,900
  Integrated Health Services Inc.,
   Sr Sub Note 01-15-08 ............   9.250   B-           16            16,620
  PharMerica, Inc.,
   Sr Sub Note 04-01-08 (R) ........   8.375   B             6             6,030
  Physician Sales & Service, Inc.,
   Gtd Sr Sub Note 10-01-07 ........   8.500   B+            9             9,270
  Quest Diagnostics, Inc.,
   Sr Sub Note 12-15-06 ............  10.750   B+            3             3,353
  Sola International, Inc.,
   Note 03-15-08 ...................   6.875   BBB-         10             9,994
  Tenet Healthcare Corp.,
   Sr Sub Note 01-15-07 ............   8.625   BB-          13            13,325
   Sr Sub Note 12-01-08 (R) ........   8.125   BB-           8             8,010
  Vencor, Inc.,
   Sr Sub Note 05-01-05 (R) ........   9.875   B-            5             4,888
  Watson Pharmaceuticals, Inc.,
   Sr Note 05-15-08 ................   7.125   BBB-         10            10,138
                                                                     -----------
                                                                          98,931
                                                                     -----------
Metal (0.12%)
  Freeport-McMoRan Copper &
   Gold, Inc.,
   Sr Note 11-15-26 ................   7.200   CCC+         10             8,044
                                                                     -----------
Mortgage Banking (5.47%)
  Citibank Credit Card Master Trust I,
   Pass Thru Ctf Ser 1997-7 Class A
   08-15-02 ........................   6.350   AAA          45            45,359
  ContiFinancial Corp.,
   Sr Note 03-15-02 ................   7.500   BB+          18            18,061

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Mortgage Banking (continued)
  ContiMortgage Home Equity
   Loan Trust,
   Pass Thru Ctf Ser 1995-2
   Class A-5 08-15-25 ..............   8.100%  AAA         $10           $10,405
  CS First Boston Mortgage
   Securities Corp., Commercial
   Mtg Pass Thru Ctf Ser 1998-C1
   Class A-1A 12-17-07 .............   6.260   AAA          25            25,191
  EQCC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-3
   Class A-9 02-15-29 ..............   6.570   AAA          25            25,401
  First Plus Home Loan Trust,
   Pass Thru Ctf Ser 1997-1
   Class A-6 12-10-15 ..............   6.950   AAA           5             5,047
  GMAC Commercial Mortgage
   Securities, Inc.,
   Pass Thru Ctf Ser 1997-C2
   Class A-3 11-15-07 ..............   6.566   AAA          25            25,609
  Homeside Lending Inc.,
   Med Term Sr Note 05-15-03 .......   6.200   A+           25            24,925
  IMC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1998-1
   Class A-4 03-20-25 ..............   6.600   Aaa          15            15,017
  Money Store Home Equity Trust
   (The), Pass Thru Ctf Ser 1997-D
   Class AF-7 12-15-38 .............   6.485   AAA          16            16,230
  Morgan Stanley Capital I, Inc.,
   Pass Thru Ctf Ser 1997-WF1
   Class A1 10-15-06 (R) ...........   6.830   AAA         107           110,352
  Nomura Asset Securities Corp.,
   Pass Thru Ctf Ser 1998-D6
   Class A-1A 03-17-28 .............   6.280   AAA          15            14,891
  Salomon Brothers Mortgage
   Securities VII, Inc.,
   Mtg Pass Thru Ctf Ser 1997-HUD2
   Class A-2 07-25-24 ..............   6.750   Aaa           6             6,098
  UCFC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-A1
   Class A-8 06-15-28 ..............   7.220   AAA          10            10,238
                                                                     -----------
                                                                         352,824
                                                                     -----------
Oil & Gas (1.19%)
  Camuzzi Gas Pampeana S.A.,
   Bond (Argentina) 12-15-01 (Y) ...   9.250   BBB-         10            10,075
  Norsk Hydro ASA,
   Deb (Norway) 10-01-16 (Y) .......   7.500   A            20            22,371
  Petroleum Geo-Services,
   Sr Note (Norway) 03-30-08 (Y) ...   6.625   BBB          15            15,027
  Union Pacific Resources Group, Inc.,
   Deb 05-15-28 ....................   7.150   BBB          15            15,002
  YPF Sociedad Anonima,
   Sr Note (Argentina) 03-15-03 (Y)    7.250   BBB-         15            14,576
                                                                     -----------
                                                                          77,051
                                                                     -----------
Paper & Paper Products (0.21%)
  Fort James Corp.,
   Sr Note 09-15-02 ................   6.500   BBB-          5             5,035
  Repap New Brunswick,
   Sr Note (Canada) 04-15-05 (Y) ...  10.625   CCC+          5             5,050
  S.D. Warren Co.,
   Sr Sub Note Ser B 12-15-04 ......  12.000   B+            3             3,315
                                                                     -----------
                                                                          13,400
                                                                     -----------
Real Estate Investment Trust (0.55%)
  American Health Properties, Inc.,
   Note 01-15-07 ...................   7.500   BBB-         20            20,512
  Liberty Property L.P.,
   Med Term Note 06-05-02 ..........   6.600   BBB-         10            10,010
  TriNet Corporate Realty Trust, Inc.,
   Note 05-15-01 ...................   7.300   BBB-          5             5,079
                                                                     -----------
                                                                          35,601
                                                                     -----------
Retail (0.11%)
  Southern Foods Group L.P.,
   Sr Sub Note 09-01-07 (R) ........   9.875   B             7             7,298
                                                                     -----------
Steel (0.20%)
  Bayou Steel Corp.,
   1st Mtg Bond 05-15-08 (R) .......   9.500   B            10             9,913
  IVACO, Inc.,
   Sr Note (Canada) 09-15-05 (Y) ...  11.500   B+            3             3,293
                                                                     -----------
                                                                          13,206
                                                                     -----------
Telecommunications (3.54%)
  Compagnie De Radiocomunicaciones
   Moviles S.A.,
   Bond (Argentina)
   05-08-08 (R) (Y) ................   9.250   BBB-          3             2,880
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom)
   06-15-08 (R) (Y) ................  10.875   B-           10             9,900
  Facilicom International,
   Sr Note 01-15-08 (R) ............  10.500   B-           10             9,800
  FLAG Ltd.,
   Sr Note (Bermuda)
   01-30-08 (R) (Y) ................   8.250   B+           16            16,120
  GTE Corp.,
   Deb 04-15-28 ....................   6.940   A            35            35,438
  MCI Communications Corp.,
   Sr Note 04-15-10 ................   6.500   A            20            20,025
  McLeodUSA Inc.,
   Sr Note 03-15-08 (R) ............   8.375   B+           13            13,033
  MetroNet Communications Corp.,
   Sr Note (Canada) 08-15-07 (Y) ...  12.000   B             5             5,750
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon (9.75%,
    02-15-99) 08-15-04 (A) .........    Zero   CCC+         31            30,148
   Sr Disc Note, Step Coupon (9.95%,
    02-15-03) 02-15-08 (A) (R) .....    Zero   CCC+         10             6,375
  NEXTLINK Communications, Inc.,
   Sr Note 10-01-07 ................   9.625   B             7             7,140
   Sr Note 03-15-08 (R) ............   9.000   B             6             6,000
  Paging Network, Inc.,
   Sr Sub Note 10-15-08 ............  10.000   B            10            10,325
  Qwest Communications
   International, Inc.,
   Sr Note Ser B 04-01-07 ..........  10.875   BB+           4             4,610
  Satelites Mexicanos S.A. de C.V.,
   Sr Note (Mexico) 11-01-04 (R) (Y)  10.125   B-            5             4,875
  TCI Communications, Inc.,
   Sr Deb 08-01-15 .................   8.750   BBB-         22            26,486
  Teligent, Inc.,
   Sr Note 12-01-07 ................  11.500   CCC          11            11,138

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Telecommunications (continued)
  Viatel, Inc.,
   Unit (Sr Note & Preferred Stock
   Ser A) 04-15-08 (R) .............  11.250%  Caa1         $8            $8,380
                                                                     -----------
                                                                         228,423
                                                                     -----------
Textile (0.62%)
  Tommy Hilfiger USA,
   Gtd Note 06-01-03 ...............   6.500   BBB-         15            15,056
  Tropical Sportswear International Corp.,
   Sr Sub Note 06-15-08 (R) ........  11.000   B-           10            10,025
  Unifi, Inc.,
   Note 02-01-08 ...................   6.500   A-           15            14,831
                                                                     -----------
                                                                          39,912
                                                                     -----------
Tobacco (0.65%)
  Philip Morris,
   Note 08-15-02 ...................   7.125   A            10            10,259
  RJR Nabisco, Inc.,
   Note 12-01-02 ...................   8.625   BBB-         21            21,676
   Note 09-15-03 ...................   7.625   BBB-         10             9,943
                                                                     -----------
                                                                          41,878
                                                                     -----------
Transport (1.64%)
  America West Airlines, Inc.,
   Pass Thru Ctf Ser B 01-02-08 ....   6.930   A-            5             4,902
  Continental Airlines, Inc.,
   Pass Thru Ctf Ser 972C 06-30-04 .   7.206   BBB          20            20,588
  Enterprises Shipholding Corp.,
   Sr Note (Greece) 05-01-08 (R) (Y)   8.875   BB            8             7,840
  Fine Air Services, Inc.,
   Sr Note 06-01-08 (R) ............   9.875   B            15            14,663
  Northwest Airlines, Inc.,
   Gtd Note 03-15-04 ...............   8.375   BB           15            15,467
   Pass Thru Ctf Ser 1996-1D
   01-02-15 ........................   8.970   BBB-          5             5,508
  NWA Trust,
   Sr Note Ser A 06-21-14 ..........   9.250   A2            4             4,385
  U.S. Airways, Inc.,
   Pass Thru Ctf Ser 1990-A1
   03-19-05 ........................  11.200   BB           22            24,853
  Wisconsin Central Transportation Corp.,
   Note 04-15-08 ...................   6.625   BBB-          8             7,948
                                                                     -----------
                                                                         106,154
                                                                     -----------
Utilities (3.58%)
  Beaver Valley Funding Corp.,
   Sec Lease Oblig Bond 06-01-17 ...   9.000   BB-          23            26,302
  BVPS II Funding Corp.,
   Collateralized Lease Bond
   06-01-17 ........................   8.890   BB-           5             5,781
  Calpine Corp.,
   Sr Note 07-15-07 ................   8.750   BB-           8             8,220
  Cleveland Electric Illuminating Co.,
   1st Mtg Ser B 05-15-05 ..........   9.500   BB+          23            25,405
   Sr Sec Note 11-01-17 ............   7.880   BB+          20            21,830
  CMS Energy Corp.,
   Sr Note 05-15-02 ................   8.125   BB            5             5,144
  First PV Funding Corp.,
   Deb Ser 86B 01-15-16 ............  10.150   BB-           2             2,130
  Hydro-Quebec,
   Gtd Bond (Canada) 02-01-21 (Y) ..   9.400   A+           15            19,945
   Gtd Bond (Canada) 01-15-22 (Y) ..   8.400   A+           20            24,419
  Iberdrola International B.V.,
   Note 10-01-02 ...................   7.500   AA-          15            15,695
  Long Island Lighting Co.,
   Deb 07-15-19 ....................   8.900   A-            3             3,179
   Deb 11-01-22 ....................   9.000   A-           10            11,406
  Niagara Mohawk Power Corp.,
   Sr Note Ser G 10-01-08 ..........   7.750   BB-          10            10,238
  North Atlantic Energy Corp.,
   1st Mtg Ser A 06-01-02 ..........   9.050   B+            8             8,223
  Puget Sound Energy Capital Trust I,
   Gtd Cap Security Ser B 06-01-27 .   8.231   Baa2         15            15,594
  U.S. West Capital Funding Inc.,
   Gtd Bond 07-15-28 ...............   6.875   A-           10            10,001
  Waterford 3 Funding Corp.,
   Sec Lease Obligation Bond
   01-02-17 ........................   8.090   BBB-         17            17,621
                                                                     -----------
                                                                         231,133
                                                                     -----------
                                       TOTAL BONDS
                                 (Cost $5,947,492)     (92.79%)        5,988,229
                                                       -------       -----------

                                                      NUMBER OF
                                                        SHARES
                                                        ------
WARRANTS
Telecommunications (0.00%)
  MetroNet Communications Corp. (Canada) (Y) (R)..         5                 240
                                                                     -----------
                                    TOTAL WARRANTS
                                        (Cost $51)     (0.00%)               240
                                                      -------        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                             INTEREST    PAR VALUE     MARKET
ISSUER, DESCRIPTION                            RATE    (000s OMITTED)   VALUE
-------------------                            ----    --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (15.62%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. -
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Bond,
   9.125%, due 05-15-18 and U.S.
   Treasury Notes, 5.000% thru
   8.750%, due 12-31-98 thru
   04-30-03) - Note B.....................   5.750%       $1,008     $1,008,000
                                                                     ----------
Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.950%............................                          881
                                                                     ----------
                      TOTAL SHORT-TERM INVESTMENTS       (15.64%)     1,008,881
                                                        --------     ----------
                                 TOTAL INVESTMENTS      (108.43%)     6,997,350
                                                        --------     ----------
                 OTHER ASSETS AND LIABILITIES, NET        (8.43%)      (544,047)
                                                        --------     ----------
                                  TOTAL NET ASSETS      (100.00%)    $6,453,303
                                                        ========     ==========

NOTES TO THE SCHEDULE OF INVESTMENTS

* Credit Ratings are rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

+ A portion of these securities having an aggregate value of $891,142 or 13.81% of the Fund's net assets, have been purchased on a when issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with current values at least equal to the amounts of its when issued commitments. Accordingly, the market values of $586,753 of United States Treasury Bonds 7.125%, 02/15/23 and $359,179 of United States Treasury Notes 7.500%, 02/15/05 have been segregated to the when issued commitments.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $514,735 or 7.98% of net assets as of June 30, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Strategic Income Fund on June 30, 1998. It is divided into four main catagories: bonds, common stocks, preferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

BONDS
Advertising (1.92%)
  Outdoor Systems, Inc.,
   Sr Sub Note 10-15-06 ............   9.375%  B          $100          $106,250
  R.H. Donnelly, Inc.
   Sr Sub Note 06-01-08 (R)  .......   9.125   B+          100           101,625
                                                                     -----------
                                                                         207,875
                                                                     -----------
Banks - Foreign (1.84%)
  International Bank for Reconstruction
   & Development, Sr Note
   (South Africa) 07-21-98 # .......  15.000   AAA         500            83,917
  Landeskreditbank Baden-
   Wuerttemberg, Sub Note
   (Germany) 02-01-23 (Y) ..........   7.625   AAA         100           116,083
                                                                     -----------
                                                                         200,000
                                                                     -----------
Computers (1.07%)
  Unisys Corp.,
   Sr Note 10-15-04 ................  11.750   BB-         100           115,500
                                                                     -----------
Containers (0.94%)
  Stone Container Corp., Unit
   (Sr Sub Deb & Supplemental
   Interest Cert) 04-01-02 .........  12.250   B-          100           102,000
                                                                     -----------
Cosmetics & Personal Care (0.91%)
  Global Health Sciences, Inc.,
   Sr Note 05-01-08 (R) ............  11.000   B+          100            98,750
                                                                     -----------
Diversified Operations (1.00%)
  Euramax International Plc,
   Sr Sub Note (United Kingdom)
   10-01-06 (Y) ....................  11.250   B           100           108,250
                                                                     -----------
Electronics (1.61%)
  Communications Instruments, Inc.,
   Gtd Sr Sub Note Ser B 09-15-04 ..  10.000   B-          100           102,000
  Zilog, Inc.,
   Sr Sec Note 03-01-05 (R)  .......   9.500   B           100            73,000
                                                                     -----------
                                                                         175,000
                                                                     -----------
Energy (1.89%)
  P & L Coal Holdings Corp.,
   Sr Sub Note 05-15-08 (R)  .......   9.625   B           200           205,500
                                                                     -----------
Finance (0.92%)
  AEI Holding Co.,
   Sr Note 11-15-07 (R) ............  10.000   B-          100            99,500
                                                                     -----------
Government - Foreign (6.74%)
  Australia, Commonweath of,
   Government Bond (Australia)
   08-15-08 # ......................   8.750   AAA         400           307,559
   Government Bond (Australia)
   11-15-06 # ......................   6.750   AAA         200           133,907
   United Kingdom of Great Britain
   Treasury Gilts, Government Bond
   (United Kingdom) 06-07-21 # .....   8.000   AAA          50           108,870
   Government Bond
   (United Kingdom) 12-07-28 # .....   6.000   AAA         100           180,737
                                                                     -----------
                                                                         731,073
                                                                     -----------
Government - U.S. (20.05%)
  United States Treasury,
   Bond 02-15-16 ...................   9.250   AAA         200           278,188
   Bond 08-15-19 ...................   8.125   AAA         500           645,310
   Bond 08-15-23 ...................   6.250   AAA         200           214,124
   Bond 11-15-27 ...................   6.125   AAA         500           535,780
   Note 08-15-04 ...................   7.250   AAA         225           244,793
   Note 08-31-02 ...................   6.250   AAA         250           256,523
                                                                     -----------
                                                                       2,174,718
                                                                     -----------
Leisure (4.50%)
  Casino America, Inc.,
   Sr Sec Note 08-01-03 ............  12.500   B+          250           282,500
  Cinemark USA, Inc.,
   Sr Sub Note Ser D 08-01-08 ......   9.625   B           100           103,000
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas)
   12-15-07 (Y) ....................   8.625   B+          100           103,000
                                                                     -----------
                                                                         488,500
                                                                     -----------
Machinery (1.84%)
  Columbus McKinnon Corp.,
   Sr Sub Note 04-01-08 (R)  .......   8.500   B           100            98,750
  Newcor, Inc.,
   Sr Sub Note 03-01-08 (R)  .......   9.875   B-          100           101,250
                                                                     -----------
                                                                         200,000
                                                                     -----------
Media (8.40%)
  Chancellor Media Corp.,
   Gtd Sr Sub Note 01-15-07  .......  10.500   Ba3         100           111,000
  Cumulus Media, Inc.,
   Sr Sub Note 07-01-08 ............  10.375   CCC+        100           101,375
  Falcon Holding Group L.P./Falcon
   Funding Corp., Sr Deb
   04-15-10 (R) ....................   8.375   B           200           201,500
  Intermedia Capital Partners,
   Sr Note 08-01-06 ................  11.250   B           100           111,750
  Regional Independent Media Group
   Plc, Sr Note (United Kingdom)
   07-01-08 (R), (Y) ...............  10.500   B-          175           177,625
  SFX Entertainment, Inc.,
   Sr Sub Note 02-01-08 (R)  .......   9.125   CCC+        100            98,000
  STC Broadcasting, Inc.,
   Sr Sub Note 03-15-07 ............  11.000   B-          100           109,250
                                                                     -----------
                                                                         910,500
                                                                     -----------
Medical (0.91%)
  Fresenius Medical Care
   Capital Trust II, Trust Preferred
   Security 02-01-08 ...............   7.875   B+          100            99,000
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Metal (1.99%)
  GS Technologies Operating Co.,
   Sr Note 10-01-05 ................  12.250%  B          $100          $114,000
  Koppers Industries, Inc.,
   Gtd Sr Sub Note 12-01-07  .......   9.875   B-          100           102,000
                                                                     -----------
                                                                         216,000
                                                                     -----------
Oil & Gas (1.47%)
  Canadian Forest Oil Ltd.,
   Gtd Sr Sub Note (Canada)
   09-15-07 (Y) ....................   8.750   B           100            96,750
  Universal Compression, Inc.,
   Sr Disc Note, Step Coupon
   (9.875%, 02-15-03)
   02-15-08 (A), (R) ...............    Zero   B           100            62,500
                                                                     -----------
                                                                         159,250
                                                                     -----------
Paper & Paper Products (0.93%)
  Repap New Brunswick,
   Sr Note (Canada) 04-15-05 (Y) ...  10.625   CCC+        100           101,000
                                                                     -----------
Printing - Commercial (0.98%)
  Goss Graphic Systems, Inc.,
   Sr Sub Note 10-15-06 ............  12.000   B           100           105,750
                                                                     -----------
Retail (1.38%)
  United Stationers, Inc.,
   Sr Sub Note 04-15-08 (R)  .......   8.375   B           150           150,000
                                                                     -----------
Steel (0.92%)
  Ameristeel Corp.,
   Sr Note 04-15-08 (R) ............   8.750   B+          100           100,000
                                                                     -----------
Telecommunications (28.77%)
  Allegiance Telecom, Inc.,
   Sr Disc Note, Step Coupon
   (11.75%, 02-15-03)
   02-15-08 (A), (R) ...............    Zero   B-          250           125,000
  American Mobile Satellite
   Corp./AMSC Acquisition
   Co. Inc., Unit (Sr Note &
   Warrant) 04-01-08 (R) ...........  12.250   B-          100            93,000
  Clearnet Communications, Inc.,
   Sr Disc Note, Step Coupon
   (10.40%, 05-15-03) (Canada)
   05-15-08 # ......................    Zero   B3          150            60,428
  COLT Telecom Group Plc,
   Sr Note (United Kingdom)
   11-30-07 # ......................  10.125   B            75           132,582
  Comunicacion Celular S.A., Bond,
   Step Coupon (13.125%, 11-15-00)
   (Colombia) 11-15-03 (A), (Y) ....    Zero   B3          100            77,000
  Crown Castle International Corp.,
   Sr Disc Note, Step Coupon
   (10.625%, 11-01-02)
   11-15-07 (A), (R) ...............    Zero   B           150           102,375
  Diva Systems Corp.,
   Unit (Sr Disc Note & Warrants),
   Step Coupon (12.625%, 03-01-03)
   03-01-08 (A), (R) ...............    Zero   B-          250           117,500
  DTI Holdings, Inc.,
   Unit (Sr Disc Note & Warrants),
   Step Coupon (12.500%, 03-01-03)
   03-01-08 (A), (R) ...............    Zero   B-          150            81,000
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom)
   12-15-07 (Y) ....................  11.500   B-          100           103,000
   Sr Note (United Kingdom)
   06-15-08 (R), (Y) ...............  10.875   B-          100            99,000
  FLAG Ltd., Sr Note (Bermuda)
   01-30-08 (R), (Y) ...............   8.250   B+          100           100,750
  Global Crossing Holdings Ltd.,
   Sr Note 05-15-08 (R) ............   9.625   B           100           104,250
  Globalstar L.P./Globalstar Capital
   Corp., Sr Note 06-01-05 (R) .....  11.500   B           100            97,375
  Hermes Europe Railtel B.V.,
   Sr Note (Netherlands)
   08-15-07 (Y) ....................  11.500   B           100           113,000
  Innova S. de R.L., Sr Note
   (Mexico) 04-01-07 (Y) ...........  12.875   B-          100           101,500
  Intercel, Inc., Unit (Sr Discount
   Note & Warrant), Step Coupon
   (12.00%, 02-01-01)
   02-01-06 (A) ....................    Zero   B           200           158,000
  Ionica Plc, Sr Disc Note, Step
   Coupon (15.00%, 05-01-02)
   (United Kingdom)
   05-01-07 (A), (Y) ...............    Zero   Caa3        200            48,000
  Iridium LLC/Iridium Capital Corp.,
   Gtd Sr Note Ser A 07-15-05 ......  13.000   B-          100           106,500
  IXC Communications, Inc.,
   Sr Sub Note 04-15-08 (R)  .......   9.000   CCC+        100            99,000
  MetroNet Communications Corp.,
   Sr Disc Note, Step Coupon
   (9.95%, 06-15-03) (Canada)
   06-15-08 (A), (Y) ...............    Zero   B           200           123,750
   Sr Discount Note, Step Coupon
   (10.75%, 11-01-02) (Canada)
   11-01-07 (A), (Y) ...............    Zero   B           100            66,000
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon
   (9.75%, 02-15-99) 08-15-04 (A) ..    Zero   CCC+         75            72,937
   Sr Disc Note, Step Coupon
   (9.95%, 02-15-03)
   02-15-08 (A), (R) ...............    Zero   CCC+        125            79,688
  NTL, Inc.,
   Sr Note 04-01-08 (R) ............   9.500   B-           60           103,064
  Orion Network Systems,
   Sr Note 01-15-07 ................  11.250   B+          100           111,500
  Qwest Communications
   International, Inc., Sr Note
   Ser B 04-01-07 ..................  10.875   BB+         100           115,250
  RCN Corp.,
   Sr Note 10-15-07 ................  10.000   B3          100           103,000
  Teligent, Inc.,
   Sr Note 12-01-07 ................  11.500   CCC         100           101,250
  Viatel, Inc., Unit (Sr Note &
   Preferred Stock) 04-15-08 (R) ...  11.250   Caa1        200           209,500
  Winstar Equipment Corp.,
   Gtd Sec Note 03-15-04 ...........  12.500   B3          100           114,000
                                                                     -----------
                                                                       3,119,199
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Textile (1.39%)
  Tropical Sportswear International
   Corp., Sr Sub Note
   06-15-08 (R) ....................  11.000%  B-         $150          $150,375
                                                                     -----------
Transport (1.81%)
  Enterprises Shipholding Corp.,
   Sr Note (Greece)
   05-01-08 (R), (Y) ...............   8.875   BB          100            98,000
  Fine Air Services, Inc.,
   Sr Note 06-01-08 (R) ............   9.875   B           100            97,750
                                                                     -----------
                                                                         195,750
                                                                     -----------
Utilities (1.97%)
  Midland Funding Corp. II,
   Deb Ser A 07-23-05 ..............  11.750   B           100           120,294
  Monterrey Power S.A. de C.V.,
   Sr Sec Bond (Mexico)
   11-15-09 (R), (Y) ...............   9.625   BB          100            93,500
                                                                     -----------
                                                                         213,794
                                                                     -----------
                                       TOTAL BONDS
                                (Cost $10,431,144)     (96.15%)       10,427,284
                                                       -------       -----------

                                                       NUMBER OF
                                                        SHARES
                                                        ------

COMMON STOCKS
  KLM Royal Dutch Air Lines N.V.,
   Common Stock (Netherlands).....................         500            20,469
  Nextel Communications, Inc. (Class A),
   Common Stock**.................................         232             5,771
                                                                      ----------
                               TOTAL COMMON STOCKS
                                    (Cost $21,030)      (0.24%)           26,240
                                                       -------        ----------

PREFERRED STOCKS AND WARRANTS
  Allegiance Telecom, Inc., Warrant** ............         250               625
  Comunicacion Celular S.A., Warrant
   (Colombia) (Y)** ..............................       1,000             7,000
  Loral Space & Communications Ltd., Warrant** ...         100             1,000
  NEXTLINK Communications, Inc., 14.00%,
   Preferred Stock ...............................       1,662            99,720
  SFX Broadcasting, Inc., 12.625%, Ser E,
   Preferred Stock ...............................       1,130           134,482
                                                                      ----------
                                   TOTAL PREFERRED
                               STOCKS AND WARRANTS
                                   (Cost $220,978)      (2.24%)          242,827
                                                       -------        ----------

                                             INTEREST    PAR VALUE      MARKET
ISSUER, DESCRIPTION                            RATE    (000s OMITTED)   VALUE
-------------------                            ----    --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.52%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. - Dated
   06-30-98, due 07-01-98 (Secured by U.S.
   Treasury Bond, 9.125%, due 05-15-18 and
   U.S. Treasury Notes, 5.000% thru 8.750%,
   due 12-13-98 thru 04-30-03) - Note B....   5.750%       $56           $56,000
                                                                     -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.............................                           617
                                                                     -----------
                      TOTAL SHORT-TERM INVESTMENTS      (0.52%)           56,617
                                                      --------       -----------
                                 TOTAL INVESTMENTS     (99.15%)       10,752,968
                                                      --------       -----------
                 OTHER ASSETS AND LIABILITIES, NET      (0.85%)           91,365
                                                      --------       -----------
                                  TOTAL NET ASSETS    (100.00%)      $10,844,333
                                                      ========       ===========

* Credit Ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

**    Non-income producing security.

# Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note B of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $3,419,127 or 31.53% of the Fund's net assets as of June 30, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U. S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

Portfolio Concentration
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The V. A. Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 1998 assigned to country categories.

                                                     MARKET VALUE
                                                       AS A % OF
COUNTRY DISTRIBUTION                                FUND NET ASSETS
--------------------                                ---------------
Australia..................................               4.07%
Bahamas....................................               0.95
Bermuda....................................               0.93
Canada.....................................               4.13
Colombia...................................               0.77
Germany....................................               1.07
Greece.....................................               0.90
Mexico.....................................               1.80
Netherlands................................               1.23
South Africa...............................               0.77
United Kingdom.............................               8.83
United States..............................              73.70
                                                         -----
                          TOTAL INVESTMENTS              99.15%
                                                         =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
AAA........................................              28.64
BB.........................................               4.92
B..........................................              54.19
CCC........................................               8.40
                                                         -----
                                TOTAL BONDS              96.15%
                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. High Yield Bond Fund on June 30, 1998. It is divided into four main catagories: bonds, common stocks, preferred stocks and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

BONDS
Agricultural Operations (0.17%)
  Iowa Select Farms L.P./ISF
   Finance, Inc., Sr Sub Note
   12-01-05 (R) ....................  10.750%  B3          $10           $10,050
                                                                     -----------
Automobile / Trucks (0.42%)
  J.B. Poindexter & Co., Inc.,
   Sr Note 05-15-04 ................  12.500   B-           25            25,125
                                                                     -----------
Banks - Foreign (1.98%)
  Fuji JGB Inv LLC, Pfd.,
   Bond Ser A 12-31-49 (R) ** ......   9.870   BB+         135           119,475
                                                                     -----------
Chemicals (2.54%)
  American Pacific Corp.,
   Sr Note 03-01-05 (R) ............   9.250   BB-          50            51,625
  Trikem S.A.,
   Bond (Brazil) 07-24-07 (R) (Y) ..  10.625   BB-         125           101,250
                                                                     -----------
                                                                         152,875
                                                                     -----------
Computers (2.09%)
  Exodus Communications, Inc.,
   Sr Note 07-01-08 (R) ............  11.250   B-           24            24,060
  PSINet, Inc.,
   Sr Note Ser B 02-15-05 ..........  10.000   B-          100           102,000
                                                                     -----------
                                                                         126,060
                                                                     -----------
Consumer Products Misc. (0.82%)
  Indesco International, Inc.,
   Sr Sub Note 04-15-08 (R) ........   9.750   B-           50            49,250
                                                                     -----------
Containers (6.49%)
  Gaylord Container Corp.,
   Sr Note Ser B 06-15-07 ..........   9.375   B            25            24,062
   Sr Sub Note Ser B 02-15-08 ......   9.875   B           200           194,000
  Riverwood International Corp.,
   Gtd Sr Sub Note 04-01-08 ........  10.875   CCC+         20            20,375
  Stone Container Corp.,
   Unit (Sr Sub Deb & Supplemental
   Interest Cert) 04-01-02 .........  12.250   B-          150           153,000
                                                                     -----------
                                                                         391,437
                                                                     -----------
Cosmetics & Personal Care (1.51%)
  AKI, Inc.,
   Sr Note 07-01-08 (R) ............  10.500   B+            7             7,070
  Global Health Sciences, Inc.,
   Sr Note 05-01-08 (R) ............  11.000   B+           75            74,063
  Styling Technology Corp.,
   Sr Sub Note 07-01-08 (R) ........  10.875   B-           10            10,025
                                                                     -----------
                                                                          91,158
                                                                     -----------
Energy (3.41%)
  P & L Coal Holdings Corp.,
   Sr Sub Note 05-15-08 (R) ........   9.625   B           200           205,500
                                                                     -----------
Finance (3.01%)
  Advance Agro Public Co., Sr Note
   (Thailand) 11-15-07 (R) (Y) .....  13.000   CCC+         50            50,000
  Polysindo International Finance
   B.V., Gtd Note (Indonesia)
   02-12-99 (Y) ** .................   8.648   CCC-         10             5,500
  Sampoerna International Finance
   Co., B.V., Gtd Yankee Bond
   (Indonesia) 06-15-06 (R) (Y) ....   8.375   CCC-         50            26,500
  Sumitomo Bank Treasury Co. LLC,
   Bond Ser A 12-29-49 (R) ** ......   9.400   BBB-        100            99,500
                                                                     -----------
                                                                         181,500
                                                                     -----------
Food (4.00%)
  Del Monte Foods Co., Sr Disc Note,
   Step Coupon (12.50%, 12-15-02)
   12-15-07 (A) (R) ................    Zero   B-           70            45,675
  Mastellone Hermanos S.A.,
   Sr Bond (Argentina)
   04-01-08 (R) (Y) ................  11.750   B+          150           150,000
  Specialty Foods Acquisition Corp.,
   Sr Sub Note Ser B 08-15-03 ......  11.250   CCC          50            45,250
                                                                     -----------
                                                                         240,925
                                                                     -----------
Government - Foreign (0.41%)
  Government of Jamaica,
   Note (Jamaica) 06-10-05 (R) (Y) .  10.875   Ba3          25            25,000
                                                                     -----------
Leisure (5.26%)
  Claridge Hotel and Casino Corp.,
   1st Mtg Note 02-01-02 ...........  11.750   CC           50            49,124
  Clearview Cinema Group, Inc.,
   Sr Note 06-01-08 (R) ............  10.875   B            10            10,200
  Fitzgeralds Gaming Corp.,
   Gtd Sr Sec Note 12-15-04 (R) ....  12.250   B-           50            48,500
  IHF Holdings, Inc., Sr Sub
   Disc Note Ser B, Step Coupon
   (15.00%, 11-15-99)
   11-15-04 (A) ....................    Zero   Caa2         25            20,750
  Premier Parks, Inc., Sr Disc Note,
   Step Coupon (10.00%, 04-01-03)
   04-01-08 (A) ....................    Zero   B-          200           132,750
  SC International Services, Inc.,
   Gtd Sr Sub Note Ser B 09-01-07 ..   9.250   B            55            56,100
                                                                     -----------
                                                                         317,424
                                                                     -----------
Machinery (0.41%)
  Glasstech, Inc.,
   Sr Note Ser B 07-01-04 ..........  12.750   B+           25            24,500
                                                                     -----------
Manufacturing (5.73%)
  AP Holdings, Inc., Sr Disc Note,
   Step Coupon (11.25%, 03-15-03)
   03-15-08 (A) (R) ................    Zero   B-          200           119,000
  Coyne International Enterprises
   Corp., Sr Sub Note 06-01-08 (R) .  11.250   B-           16            16,040
  Doe Run Resources Corp.,
   Sr Note 03-15-05 (R) ............  11.250   B+           10            10,000
   Sr Sub Note 03-15-03 (R) ** .....  12.009   B+           25            25,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Manufacturing (continued)
  Icon Health & Fitness, Inc.,
   Sr Sub Note Ser B 07-15-02 ......  13.000%  CCC+        $50           $54,875
  RAB Holdings, Inc.,
   Sr Note 05-01-08 (R) ............  13.000   CCC+        120           120,600
                                                                     -----------
                                                                         345,515
                                                                     -----------
Media (1.38%)
  CD Radio, Inc., Sr Disc Note,
   Step Coupon (15.00%, 12-01-02)
   12-01-07 (A) ....................    Zero   Caa1         10             5,850
  Cumulus Media, Inc., Sr Sub Note
   07-01-08 ........................  10.375   CCC+         14            14,193
  Digital Television Services LLC,
   Gtd Sr Sub Note 08-01-07 ........  12.500   CCC          35            39,900
  Regional Independent Media Group Plc,
   Sr Disc Note, Step Coupon
   (12.875%, 07-01-03)
   (United Kingdom)
   07-01-08 (A) (R) *** ............    Zero   B-           20            18,178
   Sr Note (United Kingdom)
   07-01-08 (R) (Y) ................  10.500   B-            5             5,075
                                                                     -----------
                                                                          83,196
                                                                     -----------
Metal (0.65%)
  Freeport-McMoRan Copper &
   Gold, Inc., Sr Note 11-15-06 ....   7.500   CCC+         10             7,800
  Metallurg, Inc.,
   Sr Note 12-01-07 (R) ............  11.000   B-           30            31,350
                                                                     -----------
                                                                          39,150
                                                                     -----------
Oil & Gas (6.58%)
  Gothic Energy Corp., Unit
   (Sr Sec Disc Note & Warrants)
   05-01-06 (R) ....................  14.125   CCC          10             5,700
  Gothic Production Corp.,
   Sr Sec Note 05-01-05 (R) ........  11.125   B-          150           144,000
  Great Lakes Acquisition,
   Sr Disc Deb, Step Coupon
   (13.125%, 05-15-03)
   05-15-09 (A) (R) ................    Zero   B-          200           109,000
  Key Energy Group, Inc.,
   Conv Sub Note 09-15-04 (R) ......   5.000   B            80            62,400
   Conv Sub Note 09-15-04 ..........   5.000   B            50            39,000
  Mariner Energy, Inc.,
   Sr Sub Note Ser B 08-01-06 ......  10.500   B-           10            10,250
  Ocean Rig Norway AS,
   Gtd Sr Note (Norway)
   06-01-08 (R) (Y) ................  10.250   B-           11            10,450
  PANACO, Inc., Gtd Sr Sub Note
   Ser B 10-01-04 ..................  10.625   B-           10             9,950
  Universal Compression, Inc.,
   Sr Disc Note, Step Coupon
   (9.875%, 02-15-03)
   02-15-08 (A) (R) ................    Zero   B            10             6,250
                                                                     -----------
                                                                         397,000
                                                                     -----------
Paper & Paper Products (4.76%)
  American Pad & Paper Co.,
   Sr Sub Note Ser B 11-15-05 ......  13.000   B-           10            10,400
  APP International Finance Co. B.V ,
   Gtd Sec Note (Indonesia)
   10-01-05 (Y) ....................  11.750   CCC+        150           132,000
  Bear Island Paper Co. LLC,
   Sr Sec Note Ser B 12-01-07 ......  10.000   B            25            25,750
  Repap New Brunswick,
   Sr Note (Canada) 04-15-05 (Y) ...  10.625   CCC+        100           101,000
  Sappi BVI Finance Ltd.,
   Gtd Conv Bond (South Africa)
   08-01-02 (R) (Y) ................   7.500   BB-          20            18,000
                                                                     -----------
                                                                         287,150
                                                                     -----------
Real Estate Operations (0.14%)
  Signature Resorts, Inc.,
   Conv Sub Note 01-15-07 ..........   5.750   B            10             8,250
                                                                     -----------
Retail (4.57%)
  American Restaurant Group, Inc.,
   Sr Sec Note 02-15-03 (R) ........  11.500   B            50            50,250
  Corporate Express, Inc.,
   Conv Note 07-01-00 ..............   4.500   B            11            10,160
  Frank's Nursery & Crafts,
   Sr Sub Note 03-01-08 (R) ........  10.250   B-           25            25,188
  Hills Stores Co.,
   Sr Note Ser B 07-01-03 ..........  12.500   B-           60            60,000
  Imperial Home Decor Group, Inc.,
   Sr Sub Note 03-15-08 (R) ........  11.000   B-          125           129,688
                                                                     -----------
                                                                         275,286
                                                                     -----------
Steel (5.56%)
  Acindar Industria Argentina
   de Aceros S.A., Bond
   (Argentina) 02-15-04 (Y) ........  11.250   B+           10            10,025
  CSN Iron S.A., Gtd Note (Brazil)
   06-01-07 (Y) ....................   9.125   B1           50            40,500
  Gulf States Steel, Inc. of Alabama,
   1st Mtg 04-15-03 ................  13.500   B-          100            98,000
  NSM Steel Inc./NSM Steel Ltd.,
   Unit (Sr Sub Mtg Note
   Ser B & Warrant) (Thailand)
   02-01-08 (R) (Y) ................  12.250   CCC         100            90,000
  Oregon Steel CF&I,
   Note 03-31-03 (r) ...............   9.500   B           100            96,881
                                                                     -----------
                                                                         335,406
                                                                     -----------
Telecommunications (6.95%)
  American Mobile Satellite Corp./
   AMSC Acquisition Co., Inc.,
   Unit (Sr Note & Warrant)
   04-01-08 (R) ....................  12.250   B-           40            37,200
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom)
   06-15-08 (R) (Y) ................  11.000   B-           60            32,915
  FaciliCom International,
   Sr Note 01-15-08 (R) ............  10.500   B-           25            24,500
  International Wireless
   Communications, Inc.,
   Sr Sec Disc Note 08-15-01  ......    Zero   B-           50            14,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Telecommunications (continued)
  Ionica Plc, Sr Disc Note,
   Step Coupon (15.00%,
   05-01-02) (United Kingdom)
   05-01-07 (A) (Y) ................    Zero%  Caa3        $40            $9,600
   Sr Note (United Kingdom)
   08-15-06 (Y) ....................  13.500   Caa3        110            66,000
  Long Distance International, Inc.,
   Unit (Sr Note & Warrant)
   04-15-08 (R) ....................  12.250   B-          100            99,000
  Telefonica de Argentina S.A.,
   Note (Argentina) 11-01-04 (Y) ...  11.875   BBB-         25            26,875
  Viatel, Inc.,
   Unit (Sr Note & Jr Sub Deb)
   04-15-08 (R) ....................  11.150   Caa1        170            98,676
   Unit (Sr Note & Preferred Stock
   Ser A) 04-15-08 (R) .............  11.250   Caa1         10            10,475
                                                                     -----------
                                                                         419,241
                                                                     -----------
Textile (2.87%)
  Steel Heddle Group, Inc., Sr Disc
   Deb, Step Coupon (13.75%,
   06-01-03) 06-01-09 (A) (R) ......    Zero   CCC+        200           103,000
  Steel Heddle Manufacturing Co.,
   Sr Sub Note 06-01-08 (R) ........  10.625   CCC+         50            50,125
  Tropical Sportswear International
   Corp., Sr Sub Note
   06-15-08 (R) ....................  11.000   B-           20            20,050
                                                                     -----------
                                                                         173,175
                                                                     -----------
Transport (2.76%)
  Cenargo International Plc,
   1st Mtg Note (United Kingdom)
   06-15-08 (R) (Y) ................   9.750   BB-          20            19,750
  Fine Air Services, Inc.,
   Sr Note 06-01-08 (R) ............   9.875   B           100            97,750
  Pacific & Atlantic Holding, Inc.,
   1st Mtg Note (Greece)
   05-30-08 (R) (Y) ................  11.500   B            50            48,750
                                                                     -----------
                                                                         166,250
                                                                     -----------
Utilities (1.12%)
  Empire Gas Corp.,
   Gtd Sr Sec Note 07-15-04 ........   7.000   CC           50            46,250
  Espirito Santo Centrais Electric,
   Sr Note (Brazil) 07-15-07 (R) (Y)  10.000   BB-          25            21,500
                                                                     -----------
                                                                          67,750
                                                                     -----------
Waste Disposal Service & Equip (3.37%)
  Waste Systems International, Inc.,
   Conv Sub Note 05-13-05 (R) ......   7.000   CCC+        200           203,000
                                                                     -----------
                                       TOTAL BONDS
                                 (Cost $4,838,575)     (78.96%)        4,760,648
                                                       -------       -----------

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                               SHARES OR WARRANTS     VALUE
-------------------                               ------------------     -----

COMMON STOCKS
  Abitibi-Consolidated, Inc., Common Stock
   (Canada) (Y) .....................................   12,500          $160,156
  American Pacific Corp., Common Stock ..............    5,000            49,375
  Gaylord Container Corp. (Class A), Common Stock ...    4,000            30,750
  KLM Royal Dutch Airlines N.V., Common Stock
   (Netherlands) (Y) ................................      100             4,094
  Northwest Airlines Corp. (Class A), Common Stock ..    3,250           125,328
  Repap Enterprises Inc., Common Stock
   (Canada) *** .....................................  150,000            25,500
                                                                      ----------
                               TOTAL COMMON STOCKS
                                   (Cost $484,148)      (6.55%)          395,203
                                                       -------        ----------

PREFERRED STOCKS
  Cumulus Media, Inc., 13.75%, Ser A,
   Preferred Stock ..................................       27            27,473
  Nextel Communications, Inc., 11.125%, Ser E,
   Payment-In-Kind, Preferred Stock (R) .............      154           158,620
                                                                      ----------
                            TOTAL PREFERRED STOCKS
                                   (Cost $190,740)      (3.09%)          186,093
                                                       -------        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

                                              INTEREST     PAR VALUE    MARKET
ISSUER, DESCRIPTION                             RATE    (000s OMITTED)   VALUE
-------------------                             ----    --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (10.78%)
  Investment in a joint repurchase agreement
   transaction with Toronto Dominion Securities
   USA, Inc. - Dated 06-30-98, due 07-01-98
   (secured by U.S. Treasury Bond, 9.125%,
   due 05-15-18 and U.S. Treasury Notes,
   5.000% thru 8.750%, due 12-31-98 thru
   04-30-03) - Note B.......................   5.750%        $650       $650,000
                                                                      ----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.950%..............................                         107
                                                                      ----------
                        TOTAL SHORT-TERM INVESTMENTS      (10.78%)       650,107
                                                         --------     ----------
                                   TOTAL INVESTMENTS      (99.38%)     5,992,051
                                                         --------     ----------
                   OTHER ASSETS AND LIABILITIES, NET       (0.62%)        37,087
                                                         --------     ----------
                                    TOTAL NET ASSETS     (100.00%)    $6,029,138
                                                         ========     ==========

* Credit ratings are rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

**    Represents rate in effect on June 30, 1998.

*** Par value of foreign bonds and shares outstanding of common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,129,223 or 51.90% of net assets as of June 30, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is as follows:

                                                 MARKET VALUE    MARKET VALUE
                      ACQUISITION  ACQUISITION     AS A %OF          AS OF
ISSUER, DESCRIPTION      DATE         COST      FUND NET ASSETS  JUNE 30, 1998
-------------------   -----------  -----------  --------------   -------------
Oregon Steel CF&I       5/14/98      $98,069        1.61%           $96,881

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
The V. A. High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 1998 assigned to country categories.

                                                    MARKET VALUE
                                                      AS A % OF
COUNTRY DIVERSIFICATION                            FUND NET ASSETS
-----------------------                            ---------------
Argentina.........................................       3.10%
Brazil............................................       2.71
Canada............................................       4.76
Greece............................................       0.81
Indonesia.........................................       2.72
Jamaica...........................................       0.42
Netherlands.......................................       0.07
Norway............................................       0.17
South Africa......................................       0.30
Thailand..........................................       2.32
United Kingdom....................................       2.51
United States.....................................      79.49
                                                        -----
                                 TOTAL INVESTMENTS      99.38%
                                                        =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
BBB...............................................       2.10%
BB................................................       5.91
B.................................................      48.12
CCC...............................................      21.25
CC................................................       1.58
                                                        -----
                                       TOTAL BONDS      78.96%
                                                        =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

         John Hancock Funds - Declaration Trust -- V.A. World Bond Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by V.A. World Bond Fund on June 30, 1998. It's divided into three main categories: bonds, options and short-term investments. The bonds and options are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            PAR VALUE
                                                  INTEREST    (000s    MARKET
ISSUER, DESCRIPTION                                 RATE    OMITTED)    VALUE
-------------------                                 ----    --------    -----

BONDS
British Pound Sterling (4.80%)
  United Kingdom Treasury,
   Bond 11-06-01# ............................     7.000%       70      $118,106
                                                                      ----------
Deutsche Mark (18.21%)
  Federal Republic of Germany,
   Bond Ser 98 01-04-08# .....................     5.250       442       253,889
  Ford Motor Credit Company, (United States),
   Bond 06-16-08# ............................     5.250       350       193,626
                                                                      ----------
                                                                         447,515
                                                                      ----------
U.S. Dollar (70.29%)
  Federal Home Loan Bank,
   Bond 10-15-03 .............................     5.440      $150       147,961
   Bond 03-26-07 .............................     6.945       100       107,109
  Federal Home Loan Mortgage Corp.,
   Giant Mtg Part Cert 07-01-12 ..............     7.000       122       124,341
  Federal National Mortgage Assn.,
   Note Ser MTN 10-23-02 .....................     6.080       250       253,555
  Federative Republic of Brazil, (Brazil),
   Global Bond 11-05-01 ......................     8.875        50        50,125
  Government of Jamaica, (Jamaica),
   Note 06-09-05 (R) .........................    10.875        10        10,000
  Republic of Costa Rica, (Costa Rica),
   Deb 05-01-03 (R) ..........................     8.000        25        25,188
  Republic of Equador, (Equador),
   Deb 04-25-02 (R) ..........................    11.250        50        51,000
  Republic of Panama, (Panama),
   Note Ser REGS 02-13-02 ....................     7.875        50        48,925
  Republic of South Africa, (South Africa),
   Note 06-23-17 .............................     8.500        50        47,313
  Republic of Venezuela, (Venezuela),
   Floating Rate Note Ser C 12-30-03 .........     7.000*       50        45,500
  United Mexican States, (Mexico),
   Global Bond 02-06-01 ......................     9.750        50        52,550
  United States Treasury,
   Bond 08-15-27 .............................     6.375        75        82,359
   Bond 11-15-27 .............................     6.125       250       267,890
   Note 05-31-02 .............................     6.500       100       103,328
   Note 04-30-03 .............................     5.750        25        25,246
   Note 05-15-07 .............................     6.625       120       128,887
   Note 08-15-07 .............................     6.125       150       156,070
                                                                      ----------
                                                                       1,727,347
                                                                      ----------
                                       TOTAL BONDS
                                 (Cost $2,261,749)         (93.30%)    2,292,968
                                                           -------    ----------

                                                      EXPIRATION
                                         CURRENCY     DATE/STRIKE       MARKET
CURRENCY PURCHASED                         SOLD          PRICE           VALUE
------------------                       --------     -----------       ------

OPTIONS
  Japanese Yen.....................  USD 5,765,000  March 99/140-150      $4,774
                                                                      ----------
                                     TOTAL OPTIONS
                             (Premium Paid $2,450)            (0.19%)      4,774
                                                             -------  ----------

                                                          PAR VALUE
                                                INTEREST    (000s
ISSUER, DESCRIPTION                               RATE     OMITTED)
-------------------                               ----     --------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.23%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities
   USA, Inc. - Dated 06-30-98,
   due 07-01-98 (Secured by U.S.
   Treasury Notes, 5.00% thru
   7.50% due 2-15-99 thru
   11-15-01) - Note B..........................  5.750%      $153        153,000
                                                         --------     ----------
                      TOTAL SHORT-TERM INVESTMENTS         (6.23%)       153,000
                                                         --------     ----------
                                 TOTAL INVESTMENTS        (99.72%)     2,450,742
                                                         --------     ----------
                 OTHER ASSETS AND LIABILITIES, NET         (0.28%)         6,864
                                                         --------     ----------
                                  TOTAL NET ASSETS       (100.00%)    $2,457,606
                                                         ========     ==========

*     Represents rate in effect on June 30, 1998.

# Par value of non US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $86,188 or 3.51% of the Fund's net assets as of June 30, 1998.

MTN = Medium Term Note.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

         John Hancock Funds - Declaration Trust -- V.A. World Bond Fund

Portfolio Concentration (Unaudited)
June 30, 1998
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and companies. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at June 30, 1998 assigned to the various investment categories.

                                                   MARKET VALUE AS A
INVESTMENT CATEGORIES                             % OF FUND NET ASSETS
---------------------                             --------------------
Finance........................................           7.88%
Government - Foreign...........................          28.59
Government - U.S...............................          31.08
Government - U.S. Agencies.....................          25.75
Options........................................           0.19
Short-Term Investments.........................           6.23
                                                         -----
                              TOTAL INVESTMENTS          99.72%
                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. Money Market Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Money Market Fund on June 30, 1998.

                                                                   PAR VALUE
                                            INTEREST      QUALITY    (000s       MARKET
ISSUER, DESCRIPTION                          RATE         RATINGS*  OMITTED)     VALUE
-------------------                          ----        ---------  --------     -----

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
U.S Branches of Foreign Banks (3.66%)
  Abbey National Treasury Services,
   01-19-99..................                5.375%        Tier 1    $  400     $399,289
                                                                             -----------
                    TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
                                                  (Cost $399,289)    (3.66%)     399,289
                                                                   --------  -----------

CORPORATE INTEREST BEARING OBLIGATIONS
Automotive (9.17%)
  Chrysler Financial Corp.,
   08-13-98..................                6.310         Tier 1       500      500,293
  General Motors Acceptance Corp.,
   09-08-98..................                6.250         Tier 1       500      500,222
                                                                             -----------
                                                                               1,000,515
                                                                             -----------
Banking (8.09%)
  Norwest Corp.,
   10-13-98..................                6.000         Tier 1       500      500,283
  Security Pacific Corp.,
   05-15-99..................                9.750         Tier 1       370      382,178
                                                                             -----------
                                                                                  882,461
                                                                             -----------
Finance (3.21%)
  CIT Group Holdings, Inc.,
   07-31-98..................                6.350         Tier 1       350      350,096
                                                                             -----------
Retail Stores (4.62%)
  Sears Roebuck Acceptance Corp.,
   11-01-98..................                8.450         Tier 1       500      503,993
                                                                             -----------
Tobacco (2.80%)
  Philip Morris Cos., Inc.,
   03-01-99..................                8.625         Tier 1       300      305,189
                                                                             -----------
                     TOTAL CORPORATE INTEREST BEARING OBLIGATIONS
                                                (Cost $3,042,254)   (27.89%)   3,042,254
                                                                   --------  -----------

U.S.GOVERNMENT OBLIGATIONS
Governmental - U.S.Agencies (59.54%)
  Federal Farm Credit Bank,
   11-02-98 ...............................  5.373%**      Tier 1     2,000    1,998,846
  Federal Home Loan Bank,
   08-20-98 ...............................  5.442**       Tier 1     1,500    1,499,824
  Federal Home Loan Bank,
   08-27-98 # .............................  5.860         Tier 1       200      200,000
  Federal Home Loan Bank,
   09-02-98 # .............................  5.610         Tier 1       300      300,000
  Federal National Mortgage
   Association, 05-05-99 ..................  5.630         Tier 1       500      499,726
  Student Loan Marketing
   Association, 02-22-99 ..................  5.331**       Tier 1     2,000    1,997,574
                                                                             -----------
                                                                               6,495,970
                                                                             -----------
                                TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                (Cost $6,495,970)   (59.54%)   6,495,970
                                                                   --------  -----------
                                     TOTAL SHORT-TERM INVESTMENTS
                                                (Cost $9,937,513)   (91.09%)   9,937,513
                                                                   --------  -----------

JOINT REPURCHASE AGREEMENT
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities USA,
   Inc. - Dated 06-30-98, due
   07-01-98 (Secured by U.S.
   Treasury Notes, 5.00% thru
   7.50%, due 02-15-99
   thru 11-15-01) - Note B.................  5.750%                     838      838,000
                                                                             -----------
                                 TOTAL JOINT REPURCHASE AGREEMENT    (7.68%)     838,000
                                                                   --------  -----------
                                                TOTAL INVESTMENTS   (98.77%)  10,775,513
                                                                   --------  -----------
                                OTHER ASSETS AND LIABILITIES, NET    (1.23%)     134,625
                                                                   --------  -----------
                                                 TOTAL NET ASSETS  (100.00%) $10,910,138
                                                                   ========  ===========

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

**    Floating rate note, interest rate effective June 30, 1998.

#     Call date.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

(UNAUDITED)
NOTE A --
ORGANIZATION

John Hancock V.A. International Fund ("V.A. International Fund"), John Hancock V.A. Regional Bank Fund (which commenced operations on May 1, 1998) ("V.A. Regional Bank Fund"), John Hancock V.A. Financial Industries Fund ("V.A. Financial Industries Fund"), John Hancock V.A. Emerging Growth Fund ("V.A. Emerging Growth Fund"), John Hancock V.A. Special Opportunities Fund (which commenced operations on January 2, 1998) ("V.A. Special Opportunities Fund"), John Hancock V.A. Growth Fund ("V.A. Growth Fund"), John Hancock V.A. Growth and Income Fund (which commenced operations on January 2, 1998) ("V.A. Growth and Income Fund"), John Hancock V.A. Independence Equity Fund ("V.A. Independence Equity Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. Sovereign Bond Fund ("V.A. Sovereign Bond Fund"), John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"), John Hancock V.A. High Yield Bond Fund (which commenced operations on January 2, 1998) ("V.A. High Yield Bond Fund"), John Hancock V.A. World Bond Fund ("V.A. World Bond Fund") and, John Hancock V.A. Money Market Fund ("V.A. Money Market Fund") (each a "Fund," collectively, the "Funds") are separate series of John Hancock Declaration Trust (the "Trust") an open-end management investment company, registered under the Investment Company Act of 1940. Prior to January 2, 1998, V.A. Growth Fund was known as John Hancock V.A. Discovery Fund. The Trust, organized as a Massachusetts business trust in 1995, consisted of fifteen different series at June 30, 1998. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within its respective Fund. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

   The investment objective of the V.A. International Fund is to seek long-term growth of capital by investing primarily in equity securities of foreign companies and governments. The investment objective of the V.A. Regional Bank Fund is to seek long-term capital appreciation by investing primarily in regional banks and lending institutions. The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation by investing primarily in equity securities of financial services companies throughout the world. The investment objective of the V.A. Emerging Growth Fund is to seek long-term growth of capital. The investment objective of the V.A. Special Opportunities Fund is to seek long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers in various economic sectors. The investment objective of the V.A. Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term. The investment objective of the V.A. Growth and Income Fund is to seek the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. The investment objective of the V.A. Independence Equity Fund is to seek above-average total return, consisting of capital appreciation and income, by focusing on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long-term. The investment objective of the V.A. Sovereign Investors Fund is to seek long term growth of capital and income without assuming undue market risks by investing primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends. The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. Sovereign Bond Fund is to seek a high level of current income consistent with prudent investment risk by investing primarily in a diversified portfolio of investment grade fixed income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated high yield, high risk, fixed income securities. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income by investing primarily in foreign government and corporate fixed income securities, U.S. Government securities and lower-rated high yield, high risk, fixed income securities of U.S. issuers. The investment objective of the V.A. High Yield Bond Fund is to seek maximum current income without assuming undue risk, investing primarily in lower-rated, higher-yielding debt securities. The investment objective of the V.A. World Bond Fund is to seek a high total investment return, a combination of current income and capital appreciation, by investing primarily in a global portfolio of fixed income securities. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with capital preservation and liquidity by investing only in high-quality money market instruments.

NOTE B --
ACCOUNTING POLICIES

VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for the V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

into U.S. dollars as described in "Foreign Currency Translation." The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

   The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

   For federal income tax purposes, the following funds had capital loss carryforwards available. These carryforwards are available to offset future net realized capital gains to the extent provided by regulations. Additionally, net capital losses attributable to security transactions occurring after October 31, 1997 are treated as arising on the first day (January 1, 1998) of the Funds' next taxable year.

                                CAPITAL LOSS          CAPITAL LOSS       POST OCTOBER 31, 1997
                                CARRYFORWARD          CARRYFORWARD          LOSS TREATED AS
FUND                         EXPIRING 12/31/2004   EXPIRING 12/31/2005  ARISING JANUARY 1, 1998
----                         -------------------   -------------------  -----------------------

V.A. International Fund.....       $    --               $     --                $65,667
V.A. Regional Bank Fund.....            --                     --                     --
V.A. Financial
  Industries Fund...........            --                     --                     --
V.A. Emerging
  Growth Fund...............        18,937                167,508                 66,172
V.A. Special
  Opportunities Fund........            --                     --                     --
V.A. Growth Fund............        11,062                197,206                     --
V.A. Growth and
  Income Fund...............            --                     --                     --
V.A. Independence
  Equity Fund...............            --                     --                     --
V.A. Sovereign
  Investors Fund............            --                     --                     --
V.A. 500 Index Fund.........            --                     --                     --
V.A. Sovereign Bond Fund....            --                     --                     --
V.A. Strategic
  Income Fund...............            --                  2,482                  8,904
V.A. High Yield Bond Fund...            --                     --                     --
V.A. World Bond Fund........            --                     --                 27,755
V.A. Money Market Fund......            --                     --                     --

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are notified of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Funds. Actual results could differ from these estimates.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that commenced with the investment operations of each Fund.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Funds to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. V.A. Money Market is permitted to borrow from the uncommitted portion of the unsecured lines of credit, which is $400 million. Interest is charged to each of the funds, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Funds had no borrowing activity for the period ended June 30, 1998.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for the V.A. Independence Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund and V.A. Money Market Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of each Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities.

   The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   Open forward foreign currency contracts for the Trust at June 30, 1998 were as follows:

                                                                    UNREALIZED
                                  PRINCIPAL AMOUNT    EXPIRATION   APPRECIATION/
CURRENCY                         COVERED BY CONTRACT     MONTH    (DEPRECIATION)
--------                         -------------------  ----------  --------------
V.A. INTERNATIONAL FUND
Sells
French Franc...................        93,602          JULY 98       ($   63)
Japanese Yen...................       191,674          JULY 98       (    45)
                                                                      ------
                                                                     ($  108)
                                                                      ======

V.A. GROWTH AND INCOME FUND
Sell
Japanese Yen...................    11,919,000           DEC 98        $1,027
                                                                      ======

V.A. STRATEGIC INCOME FUND
Buy
British Pound..................        63,000          JULY 98        $  118
                                                                      ======
Sells
Australian Dollar..............       107,000          JULY 98        $4,168
Australian Dollar..............       660,000           AUG 98       ( 2,217)
British Pound..................       128,000          JULY 98          (904)
British Pound..................        84,000           AUG 98       ( 3,081)
British Pound..................        68,000          SEPT 98       ( 2,142)
                                                                      ------
                                                                     ($4,176)
                                                                      ======

V.A. HIGH YIELD BOND FUND
Sell
British Pound..................        11,000           AUG 98       ($   39)
                                                                      ======

V.A. WORLD BOND
Buys
Deutsche Mark..................       470,398          JULY 98        $1,468
Japanese Yen...................    40,113,000          JULY 98        (8,586)
                                                                      ------
                                                                     ($7,118)
                                                                      ======
Sell
Japanese Yen...................    20,056,500          JULY 98       ($3,412)
                                                                      ======

FINANCIAL FUTURES CONTRACTS The Funds (except V.A. Money Market Fund) may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Funds instruments. At the time each Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Funds as unrealized gains or losses.

   When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

   Open financial futures contracts for the Trust at June 30, 1998 were as follows:

                                        OPEN                        UNREALIZED
EXPIRATION                            CONTRACTS    POSITION        DEPRECIATION
----------                            ---------    --------        ------------
V.A. 500 INDEX FUND
Sept 98............................. 9 S&P 500       Long              $19,125
                                                                       =======

OPTIONS The Funds (except V.A. Money Market Fund) may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Funds may use option contracts to manage their exposure to changing security prices. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' Statements of Assets and Liabilities.

   The were no written option transactions for the period ended June 30, 1998, for the Funds.

NOTE C --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

FUND                                   RATE
----                                   ----
V.A. International Fund                0.90% of average daily net assets
V.A. Regional Bank Fund                0.80% of average daily net assets
V.A. Financial Industries Fund         0.80% of average daily net assets
V.A. Emerging Growth Fund              0.75% of average daily net assets
V.A. Special Opportunities Fund        0.75% of average daily net assets
V.A. Growth Fund                       0.75% of average daily net assets
V.A. Growth And Income Fund            0.60% of average daily net assets
V.A. Independence Equity Fund          0.70% of average daily net assets
V.A. Sovereign Investors Fund          0.60% of average daily net assets
V.A. 500 Index Fund                    0.10% of average daily net assets
V.A. Sovereign Bond Fund               0.50% of average daily net assets
V.A. Strategic Income Fund             0.60% of average daily net assets
V.A. High Yield Bond Fund              0.60% of average daily net assets
V.A. World Bond Fund                   0.75% of average daily net assets
V.A. Money Market Fund                 0.50% of average daily net assets

   John Hancock Advisers International Limited ("JHAI") serves as the sub-adviser to the V.A. International Fund pursuant to a sub-advisory agreement among the Fund, the Adviser, and JHAI. JHAI was formed in 1987 and is a wholly owned subsidiary of the Adviser. JHAI provides international investment research and advisory services to investment companies and institutional clients. The Adviser pays a portion of its advisory fee from the V.A. International Fund to JHAI at the following rate: 70% of the advisory fee payable by the Fund.

   Independence Investment Associates, Inc. ("IIA") serves as the sub-adviser to the V.A. Independence Equity Fund pursuant to a separate sub-advisory agreement among the Fund, the Adviser, and IIA. IIA was organized in 1982 and is a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICo"). IIA provides investment advice and advisory services to investment companies and institutional accounts. The Adviser pays a portion of its advisory fee from the V.A. Independence

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

   Sovereign Asset Management Corporation ("SAMCorp") serves as the sub-advisor of the V.A. Sovereign Investors Fund pursuant to a separate sub-advisory agreement among the Fund, the Adviser, and SAMCorp. SAMCorp was organized in 1992 and is a wholly owned indirect subsidiary of JHMLICo. SAMCorp provides investment advice and advisory services to investment companies and private and institutional accounts. The Adviser pays a portion of its advisory fee from the V.A. Sovereign Investors Fund to SAMCorp at the following rate: 40% of the advisory fee payable by the Fund.

   The V.A. 500 Index Fund has an agreement with Standard & Poor's ("S & P") to license certain trademarks and trade names of S & P and of the S & P 500 Index, which is determined, composed and calculated by S & P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Trust's prospectus.)

   Effective February 10, 1997, the Adviser agreed to limit its management fee on the V.A. 500 Index Fund to 0.10% of the Fund's average daily net assets. The Adviser may terminate this limitation in the future.

   The Adviser has voluntarily agreed to limit each Fund's expenses, excluding the management fee, to 0.25% of each Fund's average daily net assets. Accordingly, the reductions in expenses for the period ended June 30, 1998 were as follows:

FUND                                                FEE REDUCTION
----                                                -------------
V.A. International Fund............................    $69,056
V.A. Regional Bank Fund............................      5,300
V.A. Financial Industries Fund.....................         --
V.A. Emerging Growth Fund..........................     19,502
V.A. Special Opportunities Fund....................     12,001
V.A. Growth Fund...................................     10,419
V.A. Growth and Income Fund........................     10,355
V.A. Independence Equity Fund......................      3,364
V.A. Sovereign Investors Fund......................         --
V.A. 500 Index Fund................................     26,314
V.A. Sovereign Bond Fund...........................     19,913
V.A. Strategic Income Fund.........................      5,817
V.A. High Yield Bond Fund..........................      9,549
V.A. World Bond Fund...............................     12,118
V.A. Money Market Fund.............................      2,112

The Adviser reserves the right to terminate this limitation in the future.

   The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Funds.

   Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

   The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned the following shares of beneficial interest of the Funds as of June 30, 1998:

FUND                                           SHARES OF BENEFICIAL INTEREST
----                                           -----------------------------
V.A. International Fund........................         213,604
V.A. Regional Bank Fund........................          50,090
V.A. Financial Industries Fund.................              --
V.A. Emerging Growth Fund......................         100,201
V.A. Special Opportunities Fund................          50,000
V.A. Growth Fund...............................         100,000
V.A. Growth and Income Fund....................          50,213
V.A. Independence Equity Fund..................              --
V.A. Sovereign Investors Fund..................              --
V.A. 500 Index Fund............................              --
V.A. Sovereign Bond Fund.......................         113,038
V.A. Strategic Income Fund.....................         235,590
V.A. High Yield Bond Fund......................         207,829
V.A. World Bond Fund...........................         222,474
V.A. Money Market Fund.........................         108,303

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

NOTE D --
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities for the Funds, excluding short-term securities, during the period ended June 30, 1998, were as follows:

FUND                                              PURCHASES            SALES
----                                              ---------            -----
V.A. International Fund....................     $ 4,462,556         $2,941,336
V.A. Regional Bank Fund....................      11,406,819            303,959
V.A. Financial Industries Fund.............      31,750,919          6,649,533
V.A. Emerging Growth Fund..................       4,809,966          2,426,583
V.A. Special Opportunities Fund............       1,352,122            272,439
V.A. Growth Fund...........................       7,096,208          4,948,591
V.A. Growth and Income Fund................       9,016,990          1,981,097
V.A. Independence Equity Fund..............       9,344,673          3,829,846
V.A. Sovereign Investors Fund
  U.S. Government Securities...............       1,816,266                  -
  Other Investments........................       9,408,573          2,053,555
V.A. 500 Index Fund........................       2,458,266          8,800,274
V.A. Sovereign Bond Fund
  U.S. Government Securities...............       7,448,345          6,167,857
  Other Investments........................       4,728,336          3,356,452
V.A. Strategic Income Fund
  U.S. Government Securities...............       1,849,953            301,039
  Other Investments........................       8,122,437          3,861,208
V.A. High Yield Bond Fund
  U.S. Government Securities...............         753,281            752,633
  Other Investments........................       7,486,163          1,990,663
V.A. World Bond Fund
  U.S. Government Securities...............         365,875            822,508
  Other Investments........................         931,955            355,016

   At June 30, 1998, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                         GROSS          GROSS     NET UNREALIZED
                         AGGREGATE    UNREALIZED     UNREALIZED    APPRECIATION/
FUND                       COST      APPRECIATION   DEPRECIATION  (DEPRECIATION)
----                       ----      ------------   ------------  --------------
V.A. International
  Fund.............. $ 5,240,357    $  778,604        $258,315      $  520,289
V.A. Regional Bank
  Fund..............  18,348,900       141,701         374,847         233,146
V.A. Financial
  Industries Fund...  44,383,003     5,477,159         945,420       4,531,739
V.A. Emerging
  Growth Fund.......   5,469,002     1,280,943         238,816       1,042,127
V.A. Special
  Opportunities
  Fund..............   1,145,350       120,849          47,176          73,673
V.A. Growth Fund....   5,822,991       812,908          79,201         733,707
V.A. Growth and
  Income Fund.......   9,306,043       538,913         189,194         349,719
V.A. Independence
  Equity Fund.......  14,174,567     2,400,385         235,543       2,164,842
V.A. Sovereign
  Investors Fund....  21,740,536     2,524,215         189,005       2,335,210
V.A. 500 Index
  Fund..............  14,653,015     3,575,093         262,367       3,312,726
V.A. Sovereign
  Bond Fund.........   6,955,718        56,751          16,000          40,751
V.A. Strategic
  Income Fund ......  10,729,152       276,103         252,905          23,198
V.A High Yield
  Bond Fund.........   6,163,463        62,356         233,876       (171,520)
V.A. World Bond
  Fund..............   2,417,199        40,919           7,376          33,543
V.A. Money
  Market Fund.......  10,775,513            --              --              --

================================================================================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the V.A. Sovereign Investors Fund as of June 30, 1998.
--------------------------------------------------------------------------------

                                                         PERCENT OF
COMPANY                                               DIVIDEND INCREASE
-------                                               -----------------
Abbott Laboratories, Inc..........................          11.1%
AFLAC Corp........................................          13.0
Air Products & Chemicals, Inc.....................          13.3
American Home Products Corp.......................           4.9
American International Group, Inc.................          12.4
Ameritech Corp....................................           6.2
Archer Daniels Midland Co.........................           5.0
Automatic Data Processing, Inc....................          15.2
BB&T Corp.........................................          12.9
Banc One Corp.....................................          10.0
BankAmerica Corp..................................          13.1
Baxter International, Inc.........................           3.0
Becton Dickinson & Co.............................          11.5
Bemis Company, Inc................................          10.0
Bristol-Myers Squibb Co...........................           2.6
C.H. Robinson Worldwide, Inc......................           8.1
Chevron Corp......................................           5.2
Chubb Corp........................................           6.9
Dayton Hudson Corp................................          12.5
Dover Corp........................................          11.8
DuPont (E.I.) De Nemours & Co.....................          11.1
Duke Energy Corp..................................           3.8
Ecolab, Inc.......................................          18.8
Emerson Electric Co...............................           9.3
Exxon Corp........................................           3.8
First Tennessee National Corp.....................          10.0
First Union Corp..................................          13.5
Gannett Co., Inc..................................           5.6
General Electric Co...............................          15.4
General RE Corp...................................           7.3
Grainger (W.W.), Inc..............................          11.1
Hasbro, Inc.......................................          19.9
Hewlett-Packard Co................................          14.3
Home Depot, Inc...................................          20.0
Honeywell, Inc....................................           3.7
Interpublic Group of Companies, Inc...............          15.4
Johnson & Johnson.................................          13.6
Johnson Controls, Inc.............................           7.0
KeyCorp...........................................          11.9
Leggett & Platt, Inc..............................           6.7
Lilly (Eli) & Co..................................          11.1
Masco Corp........................................           4.8
May Department Stores.............................           5.8
McGraw-Hill Companies, Inc........................           8.3
Mobil Corp........................................           7.5
National Fuel Gas Co..............................           3.4
NationsBank Corp..................................          15.2
Northern States Power Co..........................           1.4
Norwest Corp......................................          10.0
Pentair, Inc......................................          11.1
PepsiCo, Inc......................................           4.0
Philip Morris Cos., Inc...........................          20.0
Pitney Bowes, Inc.................................          12.5
Questar Corp......................................           4.8
Reliastar Financial Corp..........................          19.4
RPM, Inc..........................................           7.7
Sara Lee Corp.....................................           9.5
SBC Communications, Inc...........................          0.04
Sigma-Aldrich Corp................................          12.0
Sonoco Products Corp..............................          10.0
Sysco Corp........................................           5.9
Teco Energy, Inc..................................           5.1
Travelers Group, Inc..............................          25.0
UNUM Corp.........................................           3.5
Wal-Mart Stores, Inc..............................          14.8
                                                            ----
  The average dividend increase for this group was           9.9%
                                                            ====

Historical Data (Unaudited)

The table below shows the record for the V.A. Sovereign Investors Fund during the past periods.
-----------------------------------------------------------------------------
                                       PER SHARE
 YEAR       -----------------------------------------------------------------
 ENDED        SHARES          DIVIDENDS         NET ASSET       CAPITAL GAINS
DEC. 31     OUTSTANDING      FROM INCOME          VALUE         DISTRIBUTION
-------     -----------      -----------          -----         -------------
 1996         103,482           $.07             $10.74             $.02
 1997         896,718            .18              13.59              .01
 1998(1)     1,582,585           .11              14.63              --

(1) For the period ended June 30, 1998

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

================================================================================

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603
1-800-824-0335
INTERNET: www.jhancock.com/funds


--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Declaration Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper

                                                                      DECSA 6/98
                                                                            8/98

[LOGO] JOHN HANCOCK FUNDS
         A Global Investment Management Firm

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                        John Hancock V.A. World Bond Fund
                  Special Meeting of Shareholders to Be Held on
                                 March 18, 1999

Indicate your voting instructions below by filling in the appropriate boxes using blue or black ink or dark pencil.

This voting instruction card, if properly executed, will be voted in the manner directed by the contract owner. If this voting instruction is executed and no direction is made, this voting instruction will be voted for all proposals and in the discretion of the insurance company upon such other business as may properly come before the meeting.

Proposal 1. To approve an Agreement and Plan of Reorganization between John Hancock V.A. World Bond Fund and John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"). Under this Agreement, V.A. World Bond Fund would transfer all of its assets to V.A. Strategic Income Fund in exchange for shares of V.A. Strategic Income Fund. These shares would be distributed proportionately to the shareholders of V.A. World Bond Fund. V.A. Strategic Income Fund would also assume V.A. World Bond Fund's liabilities.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

[LOGO] JOHN HANCOCK FUNDS
         A Global Investment Management Firm

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

JOHN HANCOCK V.A. WORLD BOND FUND
A series of John Hancock Declaration Trust

         These voting instructions will be used by the insurance companies in connection with a solicitation of proxies by the trustees of the Fund.

         The undersigned, revoking previous instructions, hereby instructs the above-referenced insurance companies to vote all the shares of beneficial interest of John Hancock V.A. World Bond Fund ("V.A. World Bond Fund") attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders (the "Meeting") of V.A. World Bond Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, March 18, 1999 at 9:00 a.m., Eastern time, and at any adjournment(s) of the Meeting. Receipt of the Proxy Statement dated February 12, 1999 is hereby acknowledged. If not revoked, this card shall be voted for the proposal.

         Thomas J. Lee and Michele G. Van Leer, and each of them, with power of substitution in each, are hereby instructed to vote the shares held in the fund portfolio attributable to the undersigned at the special meeting of shareholders and at any adjornment thereof, as specified on the reverse side.

                                                    PLEASE SIGN, DATE AND RETURN
                                                   PROMPTLY IN ENCLOSED ENVELOPE

                                    Date        , 1999 NOTE: Signature(s) should
                                    agree with the name(s) printed herein. When
                                    signing as attorney, executor,
                                    administrator, trustee or guardian, please
                                    give your full name as such. If a
                                    corporation, please sign in full corporate
                                    name by president or other authorized
                                    officer. If a partnership, please sign in
                                    partnership name by authorized person.
                                    --------------------------------------------

                                    --------------------------------------------
                                    Signature(s)







S:/corpsec/proxy/v.a.votcard

                                     Part B

                       Statement of Additional Information

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND
                  (a series of John Hancock Declaration Trust)

                                February 12, 1999

This Statement of Additional Information provides information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated February 12, 1999. This Statement of Additional Information provides additional information about John Hancock V.A. Strategic Income Fund and the Fund that it is acquiring, John Hancock V.A. World Bond Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.


                                Table Of Contents

                                                                           Page
Introduction                                                                 3
Additional Information about V.A. Strategic Income Fund                      3
General Information and History                                              3
Investment Objective and Policies                                            3
Management of V.A. Strategic Income Fund                                     3
Control Persons and Principal Holders of Shares                              3
Investment Advisory and Other Services                                       3
Brokerage Allocation                                                         3
Capital Stock and Other Securities                                           3
Purchase, Redemption and Pricing of V.A. Strategic Income Fund Shares        3
Tax Status                                                                   4
Underwriters                                                                 4
Calculation of Performance Data                                              4
Financial Statements                                                         4

Additional Information about V.A. World Bond Fund                            4
General Information and History                                              4
Investment Objective and Policies                                            4
Management of V.A. World Bond Fund                                           4
Investment Advisory and Other Services                                       4
Brokerage Allocation                                                         4
Capital Stock and Other Securities                                           4
Purchase, Redemption and Pricing of V.A. World Bond Fund                     4
Tax Status                                                                   5
Underwriters                                                                 5
Calculation of Performance Data                                              5
Financial Statements                                                         5

Exhibits

A -     Statement  of  Additional  Information,  dated May 1,  1998,  of John
        Hancock  V.A.   Strategic  Income  Fund  including   audited   financial
        statements as of December 31, 1997.

B - Statement of Additional Information, dated May 1, 1998, of John Hancock V.A. World Bond Fund including audited financial statements as of December 31,1997.

C - Pro forma combined financial statements as of June 30, 1998, assuming the reorganization of John Hancock V.A. World Bond Fund into John Hancock V.A. Strategic Income occurred on that date.

                                  INTRODUCTION

This  Statement  of  Additional   Information  is  intended  to  supplement  the
information provided in a proxy statement and prospectus dated February 12, 1999. The proxy statement and prospectus has been sent to the shareholders of V.A. World Bond Fund in connection with the solicitation by the Trustees of V.A. World Bond Fund of proxies to be voted at the special meeting of shareholders of V.A. World Bond Fund to be held on March 18, 1999. This Statement of Additional Information incorporates by reference the Statement of Additional Information of V.A. Strategic Income Fund, dated May 1, 1998, and the Statement of Additional Information of V.A. World Bond Fund, dated May 1, 1998. The V.A. Strategic Income Fund SAI and the V.A. World Fund SAI are included with this Statement of Additional Information.

             Additional Information About V.A. Strategic Income Fund

General Information and History
For additional information about V.A. Strategic Income Fund generally and its history, see "Organization of the Trust" in V.A. Strategic Income Fund SAI.

Investment Objective and Policies
For additional information about V.A. Strategic Income Fund's investment objective, policies and restrictions, see "Eligible Investors; Investment Objective and Policies" and "Investment Restrictions" in the V.A.Strategic Income Fund SAI.

Management of V.A. Strategic Income Fund
For  additional  information  about V.A.  Strategic  Income  Fund's Board of
Trustees,   officers  and  management  personnel,  see  "Those  Responsible  for
Management" in the V.A. Strategic Income Fund SAI.

Control Persons and Principal Holders of Shares
For additional information about control persons of V.A. Strategic Income Fund and principal holders of shares of V.A. Strategic Income Fund, see "Those Responsible for Management" in the V.A. Strategic Income Fund SAI.

Investment Advisory and Other Services
For additional information about V.A. Strategic Income Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contract", "Shareholder Servicing Agent", "Custody of Portfolio" and "Independent Auditors" in the V.A. Strategic Income Fund SAI.

Brokerage Allocation and Other Practices
For additional information about V.A. Strategic Income Fund's brokerage allocation practices, see "Brokerage Allocation" in the V.A. Strategic Income Fund SAI.

Capital Stock and Other Securities
For additional information about the voting rights and other characteristics of V.A. Strategic Income Fund's shares of beneficial interest, see "Description of the Trust's Shares" in the V.A.Strategic Income Fund SAI.

Purchase, Redemption and Pricing of V.A. Strategic Income Fund Shares
For additional information about the determination of net asset value, see "Net Asset Value" in the V.A. Strategic Income Fund SAI.

Tax Status
For additional information about the tax status of V.A. Strategic Income Fund, see "Tax Status" in the V.A. Strategic Income Fund SAI.

Underwriters
For  additional   information  about  V.A.  Strategic  Income  Fund's  principal underwriter and the distribution contract between the principal underwriter and V.A.Strategic Income Fund, see "Distribution Contract" in the V.A. Strategic Income Fund SAI.

Calculation of Performance Data
For additional information about the investment performance of V.A. Strategic Income Fund, see "Calculation of Performance" in the V.A. Strategic Income Fund SAI.

Financial Statements
Audited financial statements of V.A. Strategic Income Fund at December 31, 1997 are attached to the V.A. Strategic Income Fund SAI.

Pro forma combined financial statements as of June 30, 1998 are also attached hereto.


                Additional Information About V.A. World Bond Fund

General Information and History
For additional information about V.A. World Bond Fund generally and its history, see "Organization of the Fund" in the V.A. World Bond Fund SAI.

Investment Objective and Policies
For additional  information about V.A. World Bond Fund's  investment  objective,
policies  and  restrictions,   see  "Eligible Investors; Investment  Objective
and  Policies"  and "Investment Restrictions" in the V.A. World Bond Fund SAI.

Management of V.A. World Bond Fund
For additional information about the V.A. World Bond Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the V.A. World Bond Fund SAI.

Investment Advisory and Other Services
For additional information about V.A. World Bond Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contract", "Shareholder Servicing Agent", "Custody of Portfolio" and "Independent Auditors" in the V.A. World Bond Fund SAI.

Brokerage Allocation and Other Practices
For additional information about V.A. World Bond Fund's brokerage allocation practices, see "Brokerage Allocation" in the V.A. World Bond Fund SAI.


Capital Stock and Other Securities
For additional information about the voting rights and other characteristics of V.A. World Bond Fund's shares of beneficial interest, see "Description of the Trust's Shares" in the V.A. World Bond Fund SAI.

Purchase, Redemption and Pricing of V.A.World Bond Fund Shares
For additional information about the net asset value of V.A. World Bond Fund, see "Net Asset Value" in the V.A. World Bond Fund SAI.

Tax Status
For additional information about the tax status of V.A. World Bond Fund, see "Tax Status" in the V.A. World Bond Fund SAI.


Underwriters
For additional information about V.A. World Bond Fund's principal underwriter and the distribution contract between the principal underwriter and V.A. World Bond Fund, see "Distribution Contract" in the V.A. World Bond Fund SAI.

Calculation of Performance Data
For additional information about the investment performance of V.A. World Bond Fund, see "Calculation of Performance" in the V.A. World Bond Fund SAI.

Financial Statements

Audited financial statements of V.A. World Bond Fund at December 31, 1997 are attached to the V.A. World Bond Fund SAI.

                         JOHN HANCOCK DECLARATION TRUST
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                      John Hancock V.A. International Fund
                      John Hancock V.A. Regional Bank Fund
                   John Hancock V.A. Financial Industries Fund
                     John Hancock V.A. Emerging Growth Fund
                  John Hancock V.A. Special Opportunities Fund
                          John Hancock V.A. Growth Fund
                    John Hancock V.A. Growth and Income Fund
                   John Hancock V.A. Independence Equity Fund
                   John Hancock V.A. Sovereign Investors Fund
                        John Hancock V.A. 500 Index Fund
                      John Hancock V.A. Sovereign Bond Fund
                     John Hancock V.A. Strategic Income Fund
                     John Hancock V.A. High Yield Bond Fund
                        John Hancock V.A. World Bond Fund
                       John Hancock V.A. Money Market Fund

                 (each, a "Fund" and collectively, the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1998

This Statement of Additional Information provides information about John Hancock Declaration Trust (the "Trust") and the Funds, in addition to the information that is contained in the Funds' Prospectus dated May 1, 1998 (the "Prospectus").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                          John Hancock Servicing Center
                                  P.O. Box 9298
                        Boston, Massachusetts 02205-9298
                                 1-800-824-0335

                                TABLE OF CONTENTS

                                                                            Page

Organization of the Trust......................................................3
Eligible Investors; Investment Objectives and Policies.........................3
Investment Restrictions.......................................................18
Those Responsible for Management..............................................22
Investment Advisory and Other Services........................................31
Distribution Contract.........................................................33
Net Asset Value...............................................................34
Special Redemptions...........................................................35
Description of the Trust's Shares.............................................35
Tax Status....................................................................36
Calculation of Performance....................................................39
Brokerage Allocation..........................................................41
Shareholder Servicing Agent...................................................43
Custody of Portfolio..........................................................43
Independent Auditors .........................................................43
Appendix - Description of Bond Ratings........................................44
Financial Statements..........................................................47

ORGANIZATION OF THE TRUST

John Hancock Declaration Trust (the "Trust") is an open-end investment management company organized as a Massachusetts business trust under a Declaration of Trust dated November 15, 1995. The Trust currently has fifteen series of shares designated as: John Hancock V.A. International Fund ("International Fund"), John Hancock V.A. Regional Bank Fund ("Regional Bank Fund"), John Hancock V.A. Financial Industries Fund ("Financial Industries"), John Hancock V.A. Emerging Growth Fund ("Emerging Growth Fund"), John Hancock V.A. Special Opportunities Fund ("Special Opportunities Fund"), John Hancock V.A. Growth Fund ("Growth Fund") (formerly John Hancock V.A. Discovery Fund), John Hancock V.A. Growth and Income Fund ("Growth and Income Fund"), John Hancock V.A. Independence Equity Fund ("Independence Equity Fund"), John Hancock V.A. Sovereign Investors Fund ("Sovereign Investors Fund"), John Hancock V.A. 500 Index Fund ("500 Index Fund"), John Hancock V.A. Sovereign Bond Fund ("Sovereign Bond Fund"), John Hancock V.A. Strategic Income Fund ("Strategic Income Fund"), John Hancock V.A. High Yield Bond Fund ("High Yield Bond Fund"), John Hancock V.A. World Bond Fund ("World Bond Fund") and John Hancock V.A. Money Market Fund ("Money Market Fund").

The investment adviser of each Fund is John Hancock Advisers, Inc. (the "Adviser"). The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The investment sub-adviser to the International Fund is John Hancock Advisers International Limited ("JHAI"). The investment sub-adviser of Independence Equity Fund is Independence Investment Associates, Inc. ("IIA"). The investment sub-adviser for Sovereign Investors Fund is Sovereign Asset Management Corp. ("SAMCorp"). Together, JHAI, IIA and SAMCorp are sometimes referred to herein collectively as the "Sub-advisers" or, individually, as the "Sub-adviser." The Sub-advisers are wholly owned indirect subsidiaries of the Life Company.

ELIGIBLE INVESTORS; INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each Fund's investment objective and policies discussed in the Prospectus. The Funds are designed to serve as investment vehicles for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts of various insurance companies. Participating insurance companies are the owners of shares of beneficial interest in each Fund of the Trust. In accordance with any limitations set forth in their Variable Contracts, contract holders may direct, through their participating insurance companies, the allocation of amounts available for investment among the Funds. Instructions for any such allocation, or for the purchase or redemption of shares of a Fund, must be made by the investor's participating insurance company's separate account as the owner of the Fund's shares. The rights of participating insurance companies as owners of shares of a Fund are different from the rights of contract holders under their Variable Contracts. The term "shareholder" in this Statement of Additional Information refers only to participating insurance companies, and not to contract holders.

Each Fund has its own distinct investment objective and policies. In striving to meet its objective, each Fund will face the challenges of changing business, economic and market conditions. There is no assurance that the Funds will achieve their investment objectives. For a further description of the Funds' investment objectives, policies and restrictions see "Investment Objective and Overview of each Fund" in the Prospectus and "Investment Restrictions" in this Statement of Additional Information.

Custodial Receipts. The Funds may each acquire custodial receipts with respect to U.S. Government securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of

Accrual on Treasury Securities ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

 Bank and Corporate Obligations. Each of the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct U.S. Dollar denominated obligations of domestic or foreign issuers. Bank obligations in which a Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Mortgage-Backed Securities. Each Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private issuers. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass- through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that  qualifies  for special tax  treatment  under the Internal
Revenue Code of 1986, as amended (the "Code"), invests in certain mortgages primarily secured by interests in real property and other permitted investments and issues "regular" and "residual" interests. The Funds do not intend to acquire REMIC residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission ("SEC") considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. The Sovereign Bond Fund, Strategic Income Fund, High Yield Bond Fund and World Bond Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Asset-Backed Securities. The Sovereign Bond Fund, Strategic Income Fund and High Yield Bond Fund may invest in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to Mortgage-Backed Securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience losses or delays in receiving payment.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Risks Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), leveraged floating rate securities whose yield changes in the same direction, rather than inversely to, a referenced interest rate (" super floaters"), other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities.

The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates. These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risks than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, with the largest portion issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service ("Fitch") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody's, S&P and Fitch and their significance.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Lower Rated High Yield/High Risk Debt Obligations. Strategic Income Fund, Regional Bank Fund, Financial Industries Fund, Growth and Income Fund, Sovereign Investors Fund, Growth Fund, Sovereign Bond Fund, High Yield Bond Fund and World Bond Fund may invest in high yield/high risk, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's or below BBB by S&P).

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

See the Appendix to the Prospectus and this Statement of Additional Information which describes the characteristics of corporate bonds in the various rating categories. These Funds may invest in comparable quality unrated securities which, in the opinion of the Adviser or relevant Sub-adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield/high risk bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately a Fund's assets. The reduced availability of reliable, objective data may increase a Fund's reliance on management's judgment in valuing high yield/high risk bonds. In addition, a Fund's investments in high yield/high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors.

Foreign Currency Transactions. Each Fund (other than Independence Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund) may engage in foreign currency transactions. The foreign currency transactions of the Funds may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Funds may enter into forward foreign currency contracts involving currencies of the different countries in which they will invest as a hedge against possible variations in the foreign exchange rate between these currencies. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Funds' transactions in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. The Funds may elect to hedge less than all of their foreign portfolio positions. The Funds will not engage in speculative forward currency transactions.

If a Fund enters into a forward contract to purchase foreign currency, its custodian will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount necessary to complete the forward contract. These assets will be marked to market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be added so that the value of the account will equal the amount of the Fund's commitments in purchased forward contracts.

Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to a Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Time Deposits. World Bond's time deposits are non-negotiable deposits maintained for a stated period of time at a stated interest rate. If the Fund purchases time deposits maturing in seven days or more, it will treat those longer-term time deposits as illiquid.

Foreign Securities and Emerging Countries. Each Fund except for Independence Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund may invest in U.S. Dollar and foreign denominated securities of foreign issuers. Independence Equity Fund, 500 Index Fund and Money Market Fund may only invest in U.S. dollar denominated securities including those of foreign issuers which are traded on a U.S. Exchange. International Fund, Emerging Growth Fund, Strategic Income Fund, High Yield Bond Fund and World Bond Fund may also invest in debt and equity securities of corporate and governmental issuers of countries with emerging economies or securities markets.

 Investing in obligations of non-U.S. issuers and foreign banks, particularly securities of issuers located in emerging countries, may entail greater risks than investing in similar securities of U.S. issuers. These risks include (i) social, political and economic instability; (ii) the small current size of the markets for many such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

In addition, even though opportunities for investment may exist in foreign countries, and in particular emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist. Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by foreign securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion of its investments in such countries. A Fund's investments would similarly be adversely affected by exchange control regulations in any of those countries. Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries.

Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most foreign securities held by the Funds will not be registered with the SEC and such issuers thereof will not be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser or relevant Sub-adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Because the Funds (other than Independence Equity Fund, 500 Index Fund, Sovereign Investors Fund and Money Market Fund) may invest, and International Fund, Emerging Growth Fund and World Bond Fund will (under normal circumstances) invest, a substantial portion of their total assets in securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies may account for part of the Funds' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value their respective assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. However, the Funds may do so from time to time, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Securities of foreign issuers, and in particular many emerging country issuers, may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The Funds' investment income or, in some cases, capital gains from stock or securities of foreign issuers may be subject to foreign withholding or other foreign taxes, thereby reducing the Funds' net investment income and/or net realized capital gains. See "Tax Status."

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with securities dealers. The Adviser or relevant Sub-adviser will continuously monitor the creditworthiness of the parties with whom a Fund enters into repurchase agreements.

Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during this period, as well as the expense of enforcing its rights. A Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund would exceed 15% (10% for Money Market Fund) of the Fund's net assets.

Reverse Repurchase Agreements. Each Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities

(plus any accrued interest thereon) under such agreements. In addition, a Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. A Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% (10% for Money Market Fund) of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. Each Fund (other than the Money Market Fund) may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the affected Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Each Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. Each Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities.

Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (other than the Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. Each Fund (other than the Money Market Fund) may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Each Fund (other than the Money Market Fund) will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Lending of Securities. Each Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. A Fund may reinvest any cash collateral in short-term securities and money market funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. Each Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. International Fund, Growth Fund, Financial Industries Fund, Emerging Growth Fund and Special Opportunities Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. Each Fund (except for 500 Index Fund and Money Market Fund) may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, a Fund must borrow the security sold short to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium.

A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, a Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, interest or dividends a Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if a Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities, of any type or maturity, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until a Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Except for short sales against the box, the amount of the Fund's net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to a Fund and may result in gains from the sale of securities deemed to have been held for less than three months. Such gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Code.

Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when- issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted the following fundamental investment restrictions which will not be changed without the approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the Prospectus and this Statement of Additional Information, a "majority of the outstanding voting securities" means approval by the lesser of (1) the holders of 67% or more of the Fund represented at a meeting if the more than 50% of the Fund's outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares.

         Each Fund (other than Money Market Fund) may not:

         1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of the Trustees' fees and the purchase or sale of options, futures contracts, forward commitments, swaps and repurchase agreements entered into in accordance with the Fund's investment policies within the meaning of paragraph 6 below, are not deemed to be senior securities.

         2. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and short sales, transactions in futures contracts and options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. This restriction does not apply to transactions in reverse repurchase agreements in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value.

         3. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         5. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate and currency swaps, interest rate caps, floors and collars and repurchase agreements entered into in accordance with the Fund's investment policies.

         6. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such investment, except that the Regional Bank Fund will invest and the Financial Industries Fund intends to invest more than 25% of its total assets in the banking industry. The Financial Industries Fund will ordinarily invest more than 25% of its assets in the financial services sector, which includes the banking industry. The High Yield Bond Fund may invest up to 40% of the value of its total assets in the securities of issuers in the electric utility and telephone industries. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

         8. For each Fund, other than World Bond Fund, with respect to 75% of total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

                  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Money Market Fund may not:

         1. Issue senior securities. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of the Trustees' fees and transactions in repurchase agreements or reverse repurchase agreements are not deemed to be senior securities.

         2. Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The Fund does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not purchase securities while any borrowings are outstanding. This restriction does not apply to the purchase of reverse repurchase agreements in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value.

         3. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         4. Write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts.

         5. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         6. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

         7.       With respect to 75% of total assets, purchase securities of an
                  issuer  (other  than  the  U.S.   Government,   its  agencies,
                  instrumentalities or authorities), if:

                  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval.

         Each Fund (other than Money Market Fund) may not:



         1. Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or any Sub-adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

         2. Purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) for obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         3. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

         4. Invest in securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act and privately issued stripped mortgage-backed securities. The adviser will determine on a case by case basis whether a particular OTC option is illiquid.

         5. Purchase securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the Fund's total assets.

         6.       Invest  for  the  purpose  of   exercising   control  over  or
                  management of any company.


The Money Market Fund may not:

         1. Purchase securities on margin or make short sales of securities except for obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         2. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

         3. Invest in securities which are illiquid if, as a result, more than 10% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities.

         4. Invest for the purpose of exercising control over or management of any company. If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amounts of net assets will not be considered a violation of any of the foregoing restrictions.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of each Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser, one or more of the Sub-advisers and/or the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                   Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                              Chairman, Director and Chief
October 1944                                                                   Executive Officer, The Berkeley
                                                                               Financial Group, Inc. ("The
                                                                               Berkeley Group"); Chairman and
                                                                               Director, NM Capital Management,
                                                                               Inc. ("NM Capital"), John Hancock
                                                                               Advisers International Limited
                                                                               ("Advisers International") and
                                                                               Sovereign Asset Management
                                                                               Corporation ("SAMCorp"); Chairman,
                                                                               Chief Executive Officer and
                                                                               President, John Hancock Funds, Inc.
                                                                               ("John Hancock Funds"); Chairman,
                                                                               First Signature Bank and Trust
                                                                               Company; Director, John Hancock
                                                                               Insurance Agency, Inc. ("Insurance
                                                                               Agency, Inc."), John Hancock
                                                                               Advisers International (Ireland)
                                                                               Limited ("International Ireland"),
                                                                               John Hancock Capital Corporation
                                                                               and New England/Canada Business
                                                                               Council; Member, Investment Company
                                                                               Institute Board of Governors;
                                                                               Director, Asia Strategic Growth
                                                                               Fund, Inc.; Trustee, Museum of
                                                                               Science; Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Dennis S. Aronowitz                     Trustee                                Professor of Law, Emeritus, Boston
1216 Falls Boulevard                                                           University School of Law (as of
Fort Lauderdale, FL  33327                                                     1997); Trustee, Brookline Savings
June 1931                                                                      Bank.

Richard P. Chapman, Jr.                 Trustee (1)                            President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee                                Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Douglas M. Costle                       Trustee (1,)                           Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).


Leland O. Erdahl                        Trustee                                Vice President, Chief Financial
8046 Mackenzie Court                                                           Officer and Director of Amax Gold,
Las Vegas, NV  89129                                                           Inc.; Director, Santa Fe Ingredients
December 1928                                                                  Company of California, Inc. and
                                                                               Santa Fe Ingredients Company, Inc.
                                                                               (private food processing companies),
                                                                               Uranium Resources Corporation;
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.



                                         Positions Held                        Principal Occupation(s)
Name and Address                         With the Company                      During the Past Five Years
----------------                         ----------------                      --------------------------
Richard A. Farrell                       Trustee                               President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                           Trustee                               Senior Vice President and Chief
3054 So. Abingdon Street                                                       Economist, The Conference Board
Arlington, VA  22206                                                           (non-profit economic and business
December 1947                                                                  research); Director, Unisys Corp.;
                                                                               and H.B. Fuller Company.  Director,
                                                                               National Bureau of Economic Research
                                                                               (academic).

William F. Glavin                        Trustee                               President  Emeritus,  Babson College
120 Paget Court - John's  Island                                               (as  of  1997);  Vice  Chairman,  Xerox
Vero  Beach,  FL  32963                                                        Corporation (until June 1989);
March 1932                                                                     Director, Caldor Inc., Reebok, Inc.
                                                                               (since 1994) and Inco Ltd.

Anne C. Hodsdon *                        Trustee and President (1,2)           President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser, The
Boston, MA  02199                                                              Berkeley Group; Director, John
April 1953                                                                     Hancock Funds, Advisers
                                                                               International, Insurance Agency,
                                                                               Inc. and International Ireland;
                                                                               President and Director, SAMCorp. and
                                                                               NM Capital; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Director, Signature
                                                                               Services (until January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser. (3) Member of the Audit
Committee and the Administration Committee.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Dr. John A. Moore                       Trustee                                President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee                                Executive Director, Council for
Council for International Exchange of                                          International Exchange of Scholars
Scholars                                                                       (since January 1998), Vice
3007 Tilden Street, N.W., Suite 5L                                             President, Institute of
Washington, DC 20008-3009                                                      International Education (since
May 1943                                                                       January 1998); Cornell Institute of
                                                                               Public Affairs, Cornell University
                                                                               (until December 1997); President
                                                                               Emeritus of Wells College and St.
                                                                               Lawrence University; Director,
                                                                               Niagara Mohawk Power Corporation
                                                                               (electric utility) and Security
                                                                               Mutual Life (insurance).


John W. Pratt                           Trustee                                Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc., SAMCorp.
                                                                               and NM Capital; Director, The
                                                                               Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee (3)                            Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Ft. Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Director and Senior
                                                                               Vice President, The Berkeley Group;
                                                                               President, the Adviser (until
                                                                               December 1994); Director, Signature
                                                                               Services (until January 1997).


-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, NM Capital and
                                                                               SAMCorp.; Clerk, Insurance Agency,
                                                                               Inc.; Counsel, John Hancock Mutual
                                                                               Life Insurance Company (until
                                                                               February 1996), and Vice President
                                                                               of John Hancock Distributors, Inc.
                                                                               (until April 1994).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group, NM Capital;
March 1950                                                                     Vice President, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

All of the officers listed are officers or employees of the Adviser, a Sub-adviser or affiliated companies. Some of the Trustees and officers may also be officers, Directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of December 31, 1997, all shares were held by the Life Co. and the Variable Life Co. except the Adviser owns the following: International Fund 59.16%,
Emerging Growth Fund 26.99%, Growth Fund 28.75%, Independence Equity Fund 16.75%, Sovereign Investors Fund 11.41%, 500 Index Fund 52.40%, Sovereign Bond 30.88%, Strategic Income Fund 42.82%, World Bond Fund 91.56%, Money Market Fund 1.26%.


At such date, no other person(s) owned of record or was known by the Trust to beneficially own as much as 5% of the outstanding shares of the Trust or of any of the Funds.

Compensation of the Trustees. The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Funds for their services.



Independent Trustees           Aggregate Compensation       Total Compensation From
-------------------            From the Funds Fiscal Year   All Funds in John Hancock
                               Ended December 31, 1997      Fund Complex
                               -----------------------      Trustees(*)
                                                            ------------
Dennis S. Aronowitz            $   116                      $  72,000
Richard P. Chapman, Jr.+           122                         75,000
William J. Cosgrove+               116                         72,000
Douglas M. Costle                  122                         75,000
Leland O. Erdahl                   116                         72,000
Richard A. Farrell                 122                         75,000
Gail D. Fosler                     116                         72,000
William F. Glavin+                 116                         72,000
John A. Moore+                     116                         72,000
Patti McGill Peterson              116                         72,000
John W. Pratt                      116                         72,000
Edward J. Spellman                 122                         75,000
                               ---------                    ----------
                               $ 1,416                      $ 876,000


(*) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1997. As of this date, there were sixty-seven funds in the John Hancock Fund Complex of which each of these Independent Trustees served on thirty-five funds.

+ As of December 31, 1997, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Chapman was $69,148, for Mr. Cosgrove was $167,829 and for Mr. Glavin was $193,514, and for Dr. Moore was $84,315 under the John Hancock Deferred Compensation Plan for Independent Trustees.

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in total assets under management in its capacity as investment adviser to the Funds and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,400,000 shareholders. The Adviser is a wholly owned subsidiary of The Berkeley Financial Group, which is in turn a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc., which is in turn a wholly owned subsidiary of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of over $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


Each Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Funds' shareholders. Pursuant to the advisory agreements, the Adviser will: (a) furnish continuously an investment program for the Funds and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Funds' operations except those which are delegated to a custodian, transfer agent or other agent.

The Funds bear all costs of their organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Funds' plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including an allocable portion of the cost of the Adviser's employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

With respect to the International Fund, the Adviser has entered into a sub-advisory agreement with JHAI. With respect to Independence Equity Fund, the Adviser has entered into a sub-advisory agreement with IIA. With respect to Sovereign Investors Fund, the Adviser has entered into a sub-advisory agreement with SAMCorp. Under each respective sub-advisory agreement, the corresponding Sub-adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the corresponding Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. See "Organization and Management of the Funds" and "The Funds' Expenses" in the Prospectus for a description of certain information concerning each Fund's advisory agreement and the sub-advisory agreements of International Fund, Independence Equity Fund and Sovereign Investors Fund.

JHAI, located at 34 Dover Street, London, England, W1X3RA, is a wholly owned subsidiary of the Adviser, formed in 1987 to provide investment research and advisory services to U.S. institutional clients. IIA, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc. SAMCorp, located at 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, is a wholly owned subsidiary of The Berkeley Financial Group.

As provided by the advisory agreements, each Fund pays the Adviser a fee, which is accrued daily and paid monthly in arrears and is equal on an annual basis to a stated percentage of the respective Fund's average daily net asset value. The Adviser, not any Fund, pays the subadvisory fees as described in the Prospectus. See "The Fund's Expenses" in the Prospectus.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The adviser has voluntarily agreed to limit each Fund's expenses, excluding the management fee, to 0.25% of each Fund's average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or any of its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-adviser for a Fund or for other funds or clients for which the Adviser or Sub-adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to each advisory agreement, and, where applicable, sub-advisory agreement, neither the Adviser nor any Sub-adviser is liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which its respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any Sub-adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable contract.

Under the advisory agreements, each Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the applicable advisory agreement or any extension, renewal or amendment thereof remains in effect. If a Fund's advisory agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

As provided by the investment management contracts, each Fund pays the Adviser a fee, which is accrued daily and paid monthly in arrears, equal on an annual basis to a stated percentage of the respective Fund's average daily net asset value. The Adviser, not any Fund, pays the subadvisory fees as described in the Prospectuses.

After the expense reduction by the Adviser, each Fund paid no management fee to the Adviser for the fiscal period from August 29, 1996 to December 31, 1996. For the fiscal year ended December 31, 1997, the Adviser's management fee for each Fund is listed below.

     Fund                       Management fee before   Management fee received
                                expense reduction       by the Adviser

International Fund               $26,618                 $  188
Financial Industries Fund         41,060                 23,382
Emerging Growth Fund              14,584                      0
Growth  Fund                      16,677                      0
Independence Equity Fund          23,457                  2,169
500 Index Fund                    11,552                      0
Sovereign Investors Fund          27,842                 13,539
World Bond Fund                   16,085                      0
Strategic Income Fund             19,377                  2,512
Sovereign Bond Fund                8,924                      0
Money Market Fund                 12,328                      0

For the fiscal year ended December 31, 1997, the Adviser paid the Subadviser of International Fund $18,127. For the fiscal year ended December 31, 1997, the Subadvisers of Independence Equity Fund and Sovereign Investors Fund waived their fees.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. Since inception on August 29, 1996 to December 31, 1996, and for the fiscal year ended December 31, 1997, the Funds paid the Adviser the following for services under this agreement: $133 and $535 for International Fund, $0 and $909 for Financial Industries Fund, $64 and $349 for Emerging Growth Fund, $65 and $400 for Growth Fund, $70 and $600 for Independence Equity Fund, $245 and $1,862 for 500 Index Fund, $68 and $829 for Sovereign Investors Fund, $131 and $390 for World Bond Fund, $132 and $583 for Strategic Income
Fund,  $66 and $322 for  Sovereign  Bond Fund and $7 and $439 for  Money  Market
Fund.

In order to avoid conflicts with portfolio trades for the Funds, the Adviser, the sub-advisers and the Funds have adopted extensive restrictions on personal securities trading by personnel of the Adviser, the sub-advisers and their affiliates. In the case of the Adviser, some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. The sub-advisers have adopted similar restrictions which may differ where appropriate as long as they have similar intent. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come first.

DISTRIBUTION CONTRACTS

Distribution Agreement. John Hancock Funds, a wholly owned subsidiary of the Adviser, serves as the principal underwriter for the Trust in connection with the continuous offering of the shares of the Funds. John Hancock Funds has the exclusive right, pursuant to the Distribution Agreement, to purchase shares from the Funds at net asset value for resale to the separate accounts of insurance companies at the public offering price.

Each advisory agreement, sub-advisory agreement and distribution agreement (except those for Special Opportunities Fund, Growth and Income Fund and High Yield Bond Fund which will expire on January 2, 2000) initially expires on August 12, 1998, and will continue in effect from year to year if approved by either the vote of the Fund's shareholders or the Trustees, including a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" of any such party, cast at a meeting called for such purposes. These agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the affected Fund and will terminate automatically if assigned.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the shares of the Funds, the following procedures are utilized wherever applicable.

Debt securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

 Equity securities traded on a principal exchange or NASDAQ National Market issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt instruments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value.

If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of any security may be determined in good faith in accordance with procedures approved by the Trustees.

Money Market Fund utilizes the amortized cost valuation method of valuing portfolio instruments in the absence of extraordinary or unusual circumstances. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. The Trustees will from time to time review the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as it would be determined on the basis of available market quotations. If any deviation occurs which may result in unfairness either to new investors or existing shareholders, the Trustees will take such actions as they deem appropriate to eliminate or reduce such unfairness to the extent reasonably practicable. These actions may include selling portfolio instruments prior to maturity to realize gains or losses or to shorten the Fund's average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or utilizing available market quotations to determine net asset value per share.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the Funds' custodian based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the Fund's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of that Fund's shares may be significantly affected on days when a shareholder has no access to that Fund.

SPECIAL REDEMPTIONS

Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such security would be valued for the purpose of making such payment at the same value as used in determining net asset value. Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund must redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account.

DESCRIPTION OF THE TRUST'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust, dated November 15, 1995 (the "Declaration of Trust"), permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have only authorized shares of the Funds. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have not authorized the issuance of additional classes of shares of the Funds.

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable except as provided in the Prospectus under the caption "Organization and Management of the Funds." In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

The rights, if any, of Variable Contract holders to vote the shares of a Fund are governed by the relevant Variable Contract. For information on these voting rights, see the Prospectus describing the Variable Contract.

Unless otherwise required by the 1940 Act or the Declaration of Trust, each Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Funds. The Declaration of Trust also provides for indemnification out of the Funds' assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a separate "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without being offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) each Fund distributes to its shareholders for each taxable year (in compliance with certain timing requirements) as dividends at least 90% of the sum of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) each Fund diversifies its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

Each  Fund  also  must,   and  intends  to,  comply  with  the   diversification
requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts and, because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, the assets of a Fund that may be invested in securities of any one, two, three and four issuers. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in treatment of the variable contract holders other than as described in the applicable variable contract prospectus, including possible current inclusion in ordinary income of income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (the "I.R.S.") based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject the Fund to federal and state income taxation of all of its taxable income and gain, whether or not distributed to shareholders.

If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. Income from investments in commodities, such as gold and certain related derivative instruments, is also not treated as qualifying income under this test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss but after considering the post-October loss regulations (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

For Federal income tax purposes, each Fund is generally permitted to carry forward a net realized capital loss in any year to offset its own net realized capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net realized capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund and would not be distributed as such to shareholders. As of December 31, 1997, the following Funds had capital loss carry forwards which expire in 2004 and 2005, respectively; Emerging Growth Fund $18,937 and $167,508 Growth Fund $11,062 and $197,206, and Strategic Income Fund $0 and $2,482.

Each Fund that invests in certain pay in-kind securities ("PIKs") (debt securities whose interest payments may be made either in cash or in-kind), zero coupon securities or certain increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Investments in debt obligations that are at risk of or are in default present special tax issues for any Fund that may hold such obligations, such as Growth and Income Fund, Sovereign Investors Fund, Strategic Income Fund, High Yield Bond Fund, and World Bond Fund. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income tax.

Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options and currency forward transactions.

Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause such Fund to recognize gains or losses from marking to market even though its securities or other positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The tax rules applicable to dollar rolls, currency swaps and interest rate swaps, caps, floors and collars may be unclear in some respects, and the Funds may be required to limit participation in such transactions in order to qualify as regulated investment companies. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to the Funds and certain aspects of their distributions. The discussion does not address special tax rules applicable to insurance companies. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership or redemption of shares of, and receipt of distributions from, a Fund in their particular circumstances.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that each Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the 30-day period ended December 31, 1997, the annualized yield was:

Sovereign Bond Fund        5.62%
Strategic Income Fund      8.56%
World Bond Fund            5.48%

Yield (except for Money Market Fund). The yield of each Fund (except for Money Market Fund) is computed by dividing net investment income per share determined for a 30-day period by the net asset value per share on the last day of the period, according to the following standard formula:

                            a - b
                             ____        6
                Yield = 2 ( [ cd ) + 1 ] - 1 )


Where:

                  a =      dividends and interest earned during the period.
                  b =      net expenses accrued during the period.
                  c =      the average daily number of fund shares outstanding
                           during the period that would be entitled to receive dividends.
                  d =      the net  asset  value  per  share  on the  last day
                           of the period.

 Money Market Fund Yield. For the purposes of calculating yield for the Money Market Fund, daily income per share consists of interest and discount earned on the Fund's investments less provision for amortization of premiums and applicable expenses, divided by the number of shares outstanding, but does not include realized or unrealized appreciation or depreciation.

If the Fund reports its annualized yield, it will also furnish information as to the average portfolio maturities of the Fund. It will also report any material effect of realized gains or losses or unrealized appreciation on dividends which have been excluded from the computation of yield.

Yield calculations are based on the value of a hypothetical preexisting account with exactly one share at the beginning of the seven day period. Yield is computed by determining the net change in the value of the account during the base period and dividing the net change by the value of the account at the beginning of the base period to obtain the base period return. Base period is multiplied by 365/7 and the resulting figure is carried to the nearest 100th of a percent. Net change in account value during the base period includes dividends declared on the original share, dividends declared on any shares purchased with dividends of that share and any account or sales charges that would affect an account of average size, but excludes any capital changes.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

The average annual total return for each Fund for the 1 year period ended December 31, 1997 and since, the commencement of operations through December 31, 1997 is as follows:

                                                             Commencement of
                                  1 year period ended         Operations to
                                  December 31, 1997          December 31, 1997*

V.A. International Fund             (0.54%)                     8.93%
V.A. Financial Industries Fund        --                       35.05%
V.A. Emerging Growth Fund            11.06%                     2.76%
V.A. Growth Fund                     14.27%                     5.40%
V.A. Independence Equity Fund        30.68%                    32.69%
V.A. Sovereign Investors Fund        28.43%                    27.92%
V.A. 500 Index Fund                  29.51%                    31.55%
V.A. Sovereign Bond Fund              9.30%                    10.37%
V.A. Strategic Income Fund           11.77%                    13.84%
V.A. World Bond Fund                  1.37%                     4.04%


* V.A. Financial Industries Fund commenced operations on April 30, 1997. Each of the other funds commenced operations on August 29, 1996.

Total Return. Each Fund's total return is computed by finding the average annual compounded rate of return over the indicated period that would equate the initial amount invested to the ending redeemable value according to the following formula

          n ________
     T = \ / ERV / P - 1




         P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.

      ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the indicated period.

This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the net asset value at the end of the period.

 In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period.

From time to time, in reports and promotional literature, a Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper--Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. A Fund's promotional and sales literature may make reference to the Fund's "beta." Beta reflects the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser, any Sub-adviser and the officers of the Trust pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Funds. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser or Sub-adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the NASDAQ and other policies that the Trustees may determine, the Adviser or Sub- Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

Purchases of securities for Sovereign  Bond Fund,  Strategic  Income Fund,  High
Yield Bond Fund and World Bond Fund are normally principal transactions made directly from the issuer or from an underwriter or market maker for which no brokerage commissions are usually paid. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases and sales from dealers serving as market makers will usually include a mark up or mark down. Purchases and sales of exchange-traded options and futures will be effected through brokers who charge a commission for their services.


To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser or relevant Sub-adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or relevant
Sub-adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser or relevant Sub-adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or relevant Sub-adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or relevant Sub-adviser may result in research information and statistical assistance beneficial to the Funds. The Funds will not make commitments to allocate portfolio transactions on any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of each Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the year ended December 31, 1996, the Fund paid brokerage commissions as follows: International Fund $10,407, Emerging Growth Fund $819, Growth Fund $1,057, Independence Equity Fund $582, Sovereign Investors Fund $1,769, 500 Index Fund $190, Sovereign Bond Fund $0, Strategic Income Fund $0, Financial Industries Fund $0 and World Bond Fund $ 0. For the year ended December 31, 1997, the Fund paid broker commissions as follows:
International Fund $17,425, Emerging Growth Fund $4,501, Growth Fund $7,000, Independence Equity Fund $1,936, Sovereign Investors Fund $5,611, 500 Index Fund $0, Sovereign Bond Fund $0, Strategic Income Fund $0, Financial Industries Fund $16.780 and World Bond Fund $0.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, a Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended December 31, 1996, Growth Fund, Emerging Growth Fund, Sovereign Investors directed commissions in the amounts of $70, $42, and $413, and during the fiscal year ended December 31, 1997, Growth Fund, Emerging Growth Fund, Financial Industries Fund, International Fund, Sovereign Investors directed commissions in the amounts of $732, $245, $2,789, $82, and $228 respectively, to compensate brokers for research services such as industry, economics and company reviews and evaluations of securities.


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Distributors. During the fiscal year ended December 31, 1997, the Funds did not execute any portfolio transactions with Affiliated Brokers.

Distributors may act as broker for a Fund on exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an

Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to a Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position attainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other clients managed by it in order to obtain best execution.

SHAREHOLDER SERVICING AGENT

John Hancock Servicing Center, P.O. Box 9298, Boston, MA 02205, a division of the Life Company, is the shareholder servicing agent for the Funds. Currently, the Funds pay no fee.

CUSTODY OF PORTFOLIO

Portfolio securities of the International Fund, World Bond Fund, Money Market Fund and 500 Index Fund are held pursuant to a custodian agreement between the Trust and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02205. Portfolio securities of the other Funds are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02117. Under the custodian agreements, the custodians perform custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS


Ernst & Young, LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditor of the Trust. The financial statements of the Funds for the fiscal year ended December 31, 1997 included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young, LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon authority of such firm as experts in accounting and auditing.

                                    APPENDIX

                           Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues as rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C: The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an active or implied 'CCC-' debt rating. The 'C' debt rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                        FITCH INVESTORS SERVICE ("Fitch")

AAA, AA, A, BBB - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

                CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1, indicates highest quality repayment capacity of rated issue and Prime-2 indicates higher quality.

S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issuers rated A have the greatest capacity for a timely payment and the designation 1,2 and 3 indicates the relative degree of safety. Issues rated "A-1=" are those with an "overwhelming degree of credit protection."

Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1 issues are regarded as having the strongest degree of assurance for timely payment. (=) is used to designate the relative position of an issuer within the rating category. F-2 issues reflect an assurance of timely payment only slightly less in degree than the strongest issues. The symbol (LOC) may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper note.

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

                              FINANCIAL STATEMENTS

The financial statements listed below are included and incorporated by reference into Part B of the Registration Statement from the 1997 Annual Report to
Shareholder's for the year ended December 31, 1997 (filed electronically on March 13, 1998, accession number 0001010521-98-000228, file no. 811-07437 and
33-64465).

John Hancock Declaration Trust

         Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the year ended of December 31, 1997. Statement of Changes in Net Assets for each of the two years in the period ended ended December 31, 1997.
         Financial Highlights for each of the two years in the period ended December 31, 1997.
         Schedule of Investments as of December 31, 1997.
         Notes to Financial Statements.
         Report of Independent Auditors.

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  JUNE 30, 1998

Pro forma information is intended to provide the shareholders of the John Hancock V.A. Strategic Income Fund and John Hancock V.A. World Bond Fund with information about the impact of the proposed merger by indicating how the merger might have affected information had the merger been consummated as of June 30, 1997.

The pro forma combined statements of assets and liabilities and results of operations as of June 30, 1998 have been prepared to reflect the merger of John Hancock V.A. Strategic Income Fund and John Hancock V.A. World Bond Fund after giving effect to pro forma adjustments described in the notes listed below.

(a) Acquisition by John Hancock V.A. Strategic Income Fund of all the assets of John Hancock V.A. World Bond Fund and issuance of John Hancock V.A. Strategic Income Fund shares in exchange for all of the outstanding shares of John Hancock V.A. World Bond Fund.

(b) The deferred organization expense of John Hancock V.A. World Bond Fund was written off as the Fund would no longer be in existence.

(c) The investment advisory fee was adjusted to reflect the application of the fee structure which will be in effect for John Hancock V.A. Strategic Income Fund: 0.60%.

(d) The actual expenses incurred by the John Hancock V.A. Strategic Income Fund and the John Hancock V.A. World Bond Fund for various expenses included on a pro forma basis were reduced to reflect the estimated savings arising from the merger.

(e) Represents the Adviser's voluntary agreement to limit the funds' expenses to an annual rate of 0.85% of the funds' average daily net assets.

John Hancock V.A. Strategic Income Fund
Pro-forma combined statement of assets and liabilities
For the year ended June 30, 1998

                                                                   John Hancock     John Hancock
                                                                   V. A. Strategic  V. A. World
                                                                      Income            Bond                            Pro-Forma
                                                                       Fund             Fund        Adjustments          Combined
                                                                   ---------------  -------------  -------------      -------------
Assets
Investments at value                                                 $ 10,752,968    $2,450,742              --       $ 13,203,710
Cash                                                                           --           487              --                487
Foreign currency, at value                                                     --            --              --                  0
Receivable for investments sold                                           174,031       259,546              --            433,577
Receivable for forward foreign currency exchange contracts
  purchased                                                                   118         1,468              --              1,586
Dividends and interest receivable                                         208,504        29,875              --            238,379
Receivable from John Hancock Advisers, Inc. and affiliates                     --           918              --                918
Deferred organization expenses                                              6,766         6,766          (6,766)(b)          6,766
Other Assets                                                                   41            31              --                 72
                                                                     ------------    ----------      ----------       ------------
   Total assets                                                        11,142,428     2,749,833          (6,766)        13,885,495
                                                                     ------------    ----------      ----------       ------------
Liabilities
Distribution payable                                                        2,393           373              --              2,766
Payable for closed forward foreign currency exchange contracts                 --        10,719              --             10,719
Payable for foreign currency exchange contracts purchased                      --         8,586              --              8,586
Payable for foreign currency exchange contracts sold                        4,176         3,412              --              7,588
Payable for investment purchased                                          279,531       260,697              --            540,228
Payable to John Hancock Advisers, Inc. and affiliates                       3,521            --              --              3,521
Accounts payable and accrued expenses                                       8,474         8,440              --             16,914
                                                                     ------------    ----------      ----------       ------------
   Total liabilities                                                      298,095       292,227              --            590,322
                                                                     ------------    ----------      ----------       ------------

Net assets:
Capital paid-in                                                        10,801,036     2,477,696          (6,766)(b)     13,271,966
Accumulated net realized gain (loss)
   on investments, futures contracts
   and foreign currency transactions                                       20,812       (12,618)             --              8,194
Net unrealized appreciation of investments,
   futures contracts and foreign currency transactions                     16,016        10,883              --             26,899
Undistributed net investment income
   (distributions in excess of net investment income)                       6,469       (18,355)             --            (11,886)
                                                                     ------------    ----------      ----------       ------------
   Net assets                                                          10,844,333     2,457,606          (6,766)        13,295,173
                                                                     ============    ==========      ==========       ============

Net assets:
   V. A. Strategic Income                                              10,844,333            --       2,450,840(a)      13,295,173
   V. A. World Bond                                                            --     2,457,606      (2,457,606)(a)             --
                                                                     ------------    ----------      ----------       ------------
                                                                       10,844,333     2,457,606          (6,766)      $ 13,295,173
                                                                     ============    ==========      ==========       ============

Shares outstanding:
   V. A. Strategic Income                                               1,032,151            --         233,900(a)       1,266,051
   V. A. World Bond                                                            --       254,904        (254,904)(a)              0
                                                                     ------------    ----------      ----------       ------------
                                                                        1,032,151       254,904         (21,004)         1,266,051
                                                                     ============    ==========      ==========       ============

Net asset value per share:
   V. A. Strategic Income                                            $      10.51            --              --       $      10.51
   V. A. World Bond                                                            --          9.64      $    (9.64)(a)             --
                                                                     ============    ==========      ==========       ============

             See Notes to Pro-forma Combined Financial Statements

John Hancock VA Strategic Income Fund
Pro-forma combined statement of operations
For the 12 months ended June 30, 1998

                                                                  John Hancock         John Hancock
                                                                VA Strategic Income   VA World Bond
                                                                      Fund                 Fund
                                                                 12 months ended      12 months ended                    Pro-Forma
                                                                  June 30, 1998       June 30, 1998      Adjustments     Combined
                                                                -------------------   ---------------   -------------   ------------
Investment Income
 Interest                                                           $ 553,547           $ 156,082        $      --        $ 709,629
 Dividends                                                             21,189                  --               --           21,189
                                                                    ---------           ---------        ---------        ---------
   Total                                                              574,736             156,082               --          730,818
                                                                    ---------           ---------        ---------        ---------

Expenses
 Investment management fee                                             37,081              17,341           (3,467)(c)       50,955
 Custodian fee                                                          8,346              13,855           (1,000)(d)       21,201
 Registration and filing fees                                           1,223                 682             (182)(d)        1,723
 Legal fees                                                                --                  --              600 (d)          600
 Financial services fess                                                1,092                 421               --            1,513
 Auditing fees                                                         14,122              14,119          (14,119)(d)       14,122
 Printing                                                               5,456               4,536           (4,000)(d)        5,992
 Organization Expense                                                   2,064               2,073           (2,073)(b)        2,064
 Trustees' fee                                                            262                 147               --              409
 Miscellaneous                                                             70                 189              (89)(d)          170
                                                                    ---------           ---------        ---------        ---------

   Total expenses                                                      69,716              53,363          (24,330)          98,749
                                                                    ---------           ---------        ---------        ---------

   Less Expense Reductions                                            (17,170)            (30,233)           9,841(e)       (26,562)
                                                                    ---------           ---------        ---------        ---------

   Net Expenses                                                        52,546              23,130          (14,489)          72,187
                                                                    ---------           ---------        ---------        ---------

   Net Investment Income                                              522,190             132,952           14,489          669,631
                                                                    ---------           ---------        ---------        ---------

Realized and Unrealized Gain (Loss)
on Investments, Financial Futures Contracts
and Foreign Currency Transactions
 Net realized gain (loss) on investments sold, financial
 futures contracts and foreign currency transactions                  (21,263)             33,372               --           12,109

 Change in net unrealized appreciation/depreciation
 of investments, financial futures contracts and
 foreign currency transactions                                        (35,775)            (10,729)              --          (46,504)
                                                                    ---------           ---------        ---------        ---------

   Net Realized and Unrealized Gain (Loss) on Investments,
   Financial Futures Contracts and Foreign Currency Transactions      (57,038)             22,643               --          (34,395)
                                                                    ---------           ---------        ---------        ---------

   Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                       $ 465,152           $ 155,595        $  14,489        $ 635,236
                                                                    =========           =========        =========        =========

             See Notes to Pro-forma Combined Financial Statements

Schedule of Investments
June 30, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all the securities owned by the V.A. Strategic Income fund and the V.A. World Bond fund combined on June 30, 1998.

                                              =====================================================================================
                                                     John Hancock V.A.
                                                     Strategic Income                John Hancock V.A.
                                                           Fund                      World Bond Fund            Combined
                                              =====================================================================================
                                                         PAR VALUE                       PAR VALUE             PAR VALUE
                                              INTEREST    (000's    MARKET  INTEREST      (000's      MARKET    (000's    MARKET
ISSUER, DESCRIPTION                             RATE     OMITTED)   VALUE     RATE       OMITTED)     VALUE    OMITTED)    VALUE
-------------------                           -------------------------------------------------------------------------------------
BONDS
Advertising (1.56%)
Outdoor Systems, Inc.,
  Sr Sub Note  10-15-06                          9.375%     $100   $106,250                                       $100    $106,250
R.H.Donnelly, Inc.
  Sr Sub Note 06-01-08 (R)                       9.125       100    101,625                                        100     101,625
                                                                 ----------                                             ----------
                                                                    207,875                                                207,875
                                                                 ----------                                             ----------

Banks - Foreign (1.50%)
International Bank for Reconstruction &
Development,
  Sr Note (South Africa) 07-21-98#              15.000       500     83,917                                        500      83,917
Landeskreditbank Baden - Wuerttemberg,
  Sub Note (Germany) 02-01-23 (Y)                7.625       100    116,083                                        100     116,083
                                                                 ----------                                             ----------
                                                                    200,000                                                200,000
                                                                 ----------                                             ----------

Computers (0.87%)
Unisys Corp.,
  Sr Note  10-15-04                             11.750       100    115,500                                        100     115,500
                                                                 ----------                                             ----------

Containers (0.77%)
Stone Container Corp.,
  Unit (Sr Sub Deb & Supplemental Interest
  Cert) 04-01-02                                12.250       100    102,000                                        100     102,000
                                                                 ----------                                             ----------

Cosmetics & Personal Care (0.74%)
Global Health Sciences, Inc.,
  Sr Note 05-01-08 (R)                          11.000       100     98,750                                        100      98,750
                                                                 ----------                                             ----------

Diversified Operations (0.81%)
Euramax International Plc,
  Sr Sub Note (United Kingdom) 10-01-06 (Y)     11.250       100    108,250                                        100     108,250
                                                                 ----------                                             ----------

Electronics (1.32%)
Communications Instruments, Inc.,
  Gtd Sr Sub Note Ser B 09-15-04                10.000       100    102,000                                        100     102,000
Zilog, Inc.,
  Sr Sec Note 03-01-05 (R)                       9.500       100     73,000                                        100      73,000
                                                                 ----------                                             ----------
                                                                    175,000                                                175,000
                                                                 ----------                                             ----------

Energy (1.55%)
P & L Coal Holdings Corp.,
  Sr Sub Note 05-15-08 (R)                       9.625       200    205,500                                        200     205,500
                                                                 ----------                                             ----------

Schedule of Investments
June 30, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all the securities owned by the V.A. Strategic Income fund and the V.A. World Bond fund combined on June 30, 1998.

                                              =====================================================================================
                                                     John Hancock V.A.
                                                     Strategic Income                John Hancock V.A.
                                                           Fund                      World Bond Fund            Combined
                                              =====================================================================================
                                                         PAR VALUE                       PAR VALUE             PAR VALUE
                                              INTEREST    (000's    MARKET  INTEREST      (000's      MARKET    (000's    MARKET
ISSUER, DESCRIPTION                             RATE     OMITTED)   VALUE     RATE       OMITTED)     VALUE    OMITTED)    VALUE
-------------------                           -------------------------------------------------------------------------------------
Finance (2.20%)
AEI Holding Co.,
  Sr Note 11-15-07 (R)                          10.000       100     99,500                                        100      99,500
Ford Motor Credit Company,
  Bond (Germany) 06-16-08#                                                     5.250          350      193,626     350     193,626
                                                                 ----------                           --------          ----------
                                                                     99,500                            193,626             293,126
                                                                 ----------                           --------          ----------

Government - Foreign (10.78%)
Australia, Commonweath of,
  Government Bond (Australia) 08-15-08#          8.750       400    307,559                                        400     307,559
  Government Bond (Australia) 11-15-06#          6.750       200    133,907                                        200     133,907
Brazil, Federative Republic of,
  Global Bond (Brazil) 11-05-01 (Y)                                            8.875           50       50,125      50      50,125
Costa Rica, Republic of,
  Deb (Costa Rica) 05-01-03 (R), (Y)                                           8.000           25       25,188      25      25,188
Ecuador, Republic of ,
  Deb (Ecuador) 04-25-02 (R), (Y)                                             11.250           50       51,000      50      51,000
Germany, Federal Republic of,
  Bond Ser 98 (Germany) 01-04-08#                                              5.250          442      253,889     442     253,889
Jamaica, Government of,
  Note (Jamaica) 06-09-05 (R), (Y)                                            10.875           10       10,000      10      10,000
Panama, Republic of,
  Note Ser REGS (Panama) 02-13-02 (Y)                                          7.875           50       48,925      50      48,925
South Africa, Republic of,
  Note (South Africa) 06-23-17 (Y)                                             8.500           50       47,313      50      47,313
United Kingdom of Great Britain Treasury Gilts,
  Government Bond (United Kingdom) 06-07-21#     8.000        50    108,870                                         50     108,870
  Government Bond (United Kingdom) 11-06-01#                                   7.000           70      118,106      70     118,106
  Government Bond (United Kingdom) 12-07-28#     6.000       100    180,737                                        100     180,737
United Mexican States,
  Global Bond (Mexico) 02-06-01 (Y)                                            9.750           50       52,550      50      52,550
Venezuela, Republic of,
  Floating Rate Note Ser C (Venezuela)
  12-30-03 (Y)                                                                 7.000*          50       45,500      50      45,500
                                                                 ----------                           --------          ----------
                                                                    731,073                            702,596           1,433,669
                                                                 ----------                           --------          ----------

Government - U.S. (22.09%)
United States Treasury,
  Bond 02-15-16                                  9.250       200    278,188                                        200     278,188
  Bond 08-15-19                                  8.125       500    645,310                                        500     645,310
  Bond 08-15-23                                  6.250       200    214,124                                        200     214,124
  Bond 08-15-27                                                                6.375           75       82,359      75      82,359
  Bond 11-15-27                                  6.125       500    535,780    6.125          250      267,890     750     803,670
  Note 08-15-04                                  7.250       225    244,793                                        225     244,793

Schedule of Investments
June 30, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all the securities owned by the V.A. Strategic Income fund and the V.A. World Bond fund combined on June 30, 1998.

                                              =====================================================================================
                                                     John Hancock V.A.
                                                     Strategic Income                John Hancock V.A.
                                                           Fund                      World Bond Fund            Combined
                                              =====================================================================================
                                                         PAR VALUE                       PAR VALUE             PAR VALUE
                                              INTEREST    (000's    MARKET  INTEREST      (000's      MARKET    (000's    MARKET
ISSUER, DESCRIPTION                             RATE     OMITTED)   VALUE     RATE       OMITTED)     VALUE    OMITTED)    VALUE
-------------------                           -------------------------------------------------------------------------------------
  Note 05-15-07                                                                6.625          120      128,887     120     128,887
  Note 05-31-02                                                                6.500          100      103,328     100     103,328
  Note 08-31-02                                  6.250       250    256,523                                        250     256,523
  Note 08-15-07                                                                6.125          150      156,070     150     156,070
  Note 04-30-03                                                                5.750           25       25,246      25      25,246
                                                                 ----------                           --------          ----------
                                                                  2,174,718                            763,780           2,938,498
                                                                 ----------                           --------          ----------

Government - U.S. Agencies (4.76%)
Federal Home Loan Bank,
  Bond 03-26-07                                                                6.945          100      107,109     100     107,109
  Bond 10-15-03                                                                5.440          150      147,961     150     147,961
Federal Home Loan Mortgage Corp.,
  Giant Mtg Part Cert 07-01-12                                                 7.000          122      124,341     122     124,341
Federal National Mortgage Assn.,
  Note Ser MTN 10-23-02                                                        6.080          250      253,555     250     253,555
                                                                                                      --------          ----------
                                                                                                       632,966             632,966
                                                                                                      --------          ----------

Leisure (3.67%)
Casino America, Inc.,
  Sr Sec Note 08-01-03                          12.500       250    282,500                                        250     282,500
Cinemark USA Inc.,
  Sr Sub Note Ser D 08-01-08                     9.625       100    103,000                                        100     103,000
Sun International Hotels Ltd.,
  Gtd Sr Sub Note (Bahamas) 12-15-07 (Y)         8.625       100    103,000                                        100     103,000
                                                                 ----------                                             ----------
                                                                    488,500                                                488,500
                                                                 ----------                                             ----------

Machinery (1.50%)
Columbus McKinnon Corp.,
  Sr Sub Note 04-01-08 (R)                       8.500       100     98,750                                        100      98,750
Newcor, Inc.,
  Sr Sub Note 03-01-08 (R)                       9.875       100    101,250                                        100     101,250
                                                                 ----------                                             ----------
                                                                    200,000                                                200,000
                                                                 ----------                                             ----------

Media (6.85%)
Chancellor Media Corp.,
  Gtd Sr Sub Note 01-15-07                      10.500       100    111,000                                        100     111,000
Cumulus Media, Inc.,
  Sr Sub Note 07-01-08                          10.375       100    101,375                                        100     101,375
Falcon Holding Group L.P./Falcon Funding Corp.,
  Sr Deb 04-15-10 (R)                            8.375       200    201,500                                        200     201,500
Intermedia Capital Partners,
  Sr Note 08-01-06                              11.250       100    111,750                                        100     111,750
Regional Independent Media Group Plc,

Schedule of Investments
June 30, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all the securities owned by the V.A. Strategic Income fund and the V.A. World Bond fund combined on June 30, 1998.

                                              =====================================================================================
                                                     John Hancock V.A.
                                                     Strategic Income                John Hancock V.A.
                                                           Fund                      World Bond Fund            Combined
                                              =====================================================================================
                                                         PAR VALUE                       PAR VALUE             PAR VALUE
                                              INTEREST    (000's    MARKET  INTEREST      (000's      MARKET    (000's    MARKET
ISSUER, DESCRIPTION                             RATE     OMITTED)   VALUE     RATE       OMITTED)     VALUE    OMITTED)    VALUE
-------------------                           -------------------------------------------------------------------------------------
  Sr Note (United Kingdom) 07-01-08 (R), (Y)    10.500       175    177,625                                        175     177,625
SFX Entertainment, Inc.,
  Sr Sub Note 02-01-08 (R)                       9.125       100     98,000                                        100      98,000
STC Broadcasting, Inc.,
  Sr Sub Note 03-15-07                          11.000       100    109,250                                        100     109,250
                                                                 ----------                                             ----------
                                                                    910,500                                                910,500
                                                                 ----------                                             ----------

Medical (0.74%)
Fresenius Medical Care Capital Trust II,
  Trust Preferred Security 02-01-08              7.875       100     99,000                                        100      99,000
                                                                 ----------                                             ----------

Metal (1.62%)
GS Technologies Operating Co.,
  Sr Note 10-01-05                              12.250       100    114,000                                        100     114,000
Koppers Industries, Inc.,
  Gtd Sr Sub Note 12-01-07                       9.875       100    102,000                                        100     102,000
                                                                 ----------                                             ----------
                                                                    216,000                                                216,000
                                                                 ----------                                             ----------

Oil & Gas (1.20%)
Canadian Forest Oil Ltd.,
  Gtd Sr Sub Note (Canada) 09-15-07 (Y)          8.750       100     96,750                                        100      96,750
Universal Compression, Inc.,
  Sr Disc Note, Step Coupon (9.875%,
  02-15-03) 02-15-08 (A), (R)                     Zero       100     62,500                                        100      62,500
                                                                 ----------                                             ----------
                                                                    159,250                                                159,250
                                                                 ----------                                             ----------

Paper & Paper Products (0.76%)
Repap New Brunswick,
  Sr Note (Canada) 04-15-05 (Y)                 10.625       100    101,000                                        100     101,000
                                                                 ----------                                             ----------

Printing - Commercial (0.80%)
Goss Graphic Systems, Inc.,
  Sr Sub Note 10-15-06                          12.000       100    105,750                                        100     105,750
                                                                 ----------                                             ----------

Retail (1.13%)
United Stationers, Inc.,
  Sr Sub Note 04-15-08 (R)                       8.375       150    150,000                                        150     150,000
                                                                 ----------                                             ----------

Steel (0.75%)
Ameristeel Corp.,
  Sr Note 04-15-08 (R)                           8.750       100    100,000                                        100     100,000
                                                                 ----------                                             ----------

Schedule of Investments
June 30, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all the securities owned by the V.A. Strategic Income fund and the V.A. World Bond fund combined on June 30, 1998.

                                              =====================================================================================
                                                     John Hancock V.A.
                                                     Strategic Income                John Hancock V.A.
                                                           Fund                      World Bond Fund            Combined
                                              =====================================================================================
                                                         PAR VALUE                       PAR VALUE             PAR VALUE
                                              INTEREST    (000's    MARKET  INTEREST      (000's      MARKET    (000's    MARKET
ISSUER, DESCRIPTION                             RATE     OMITTED)   VALUE     RATE       OMITTED)     VALUE    OMITTED)    VALUE
-------------------                           -------------------------------------------------------------------------------------
Telecommunications (23.45%)
Allegiance Telecom, Inc.,
  Sr Disc Note, Step Coupon (11.75%,
  02-15-03) 02-15-08 (A), (R)                     Zero       250    125,000                                        250     125,000
American Mobile Satellite Corp./AMSC
Acquisition Co. Inc.,
  Unit (Sr Note & Warrant) 04-01-08 (R)         12.250       100     93,000                                        100      93,000
Clearnet Communications, Inc.,
  Sr Disc Note, Step Coupon (10.40%,
  05-15-03) (Canada) 05-15-08#                    Zero       150     60,428                                        150      60,428
COLT Telecom Group Plc,
  Sr Note (United Kingdom) 11-30-07#            10.125        75    132,582                                         75     132,582
Comunicacion Celular S.A.,
  Bond, Step Coupon (13.125%, 11-15-00)
  (Colombia) 11-15-03 (A), (Y)                    Zero       100     77,000                                        100      77,000
Crown Castle International Corp.,
  Sr Disc Note, Step Coupon (10.625%,
  11-01-02) 11-15-07 (A), (R)                     Zero       150    102,375                                        150     102,375
Diva Systems Corp.,
  Unit (Sr Disc Note & Warrants), Step Coupon
  (12.625%, 03-01-03) 03-01-08 (A),(R)            Zero       250    117,500                                        250     117,500
DTI Holdings Inc.,
  Unit (Sr Disc Note & Warrants), Step Coupon
  (12.500%, 03-01-03) 03-01-08 (A),(R)            Zero       150     81,000                                        150      81,000
Esprit Telecom Group Plc,
  Sr Note (United Kingdom) 12-15-07 (Y)         11.500       100    103,000                                        100     103,000
  Sr Note (United Kingdom) 06-15-08 (R), (Y)    10.875       100     99,000                                        100      99,000
FLAG Ltd.,
  Sr Note (Bermuda) 01-30-08 (R), (Y)            8.250       100    100,750                                        100     100,750
Global Crossing Holdings Ltd.,
  Sr Note 05-15-08 (R)                           9.625       100    104,250                                        100     104,250
Globalstar L.P./Globalstar Capital Corp.,
  Sr Note 06-01-05 (R)                          11.500       100     97,375                                        100      97,375
Hermes Europe Railtel B.V.,
  Sr Note (Netherlands) 08-15-07 (Y)            11.500       100    113,000                                        100     113,000
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07 (Y)                 12.875       100    101,500                                        100     101,500
Intercel, Inc.,
  Unit (Sr Discount Note & Warrant), Step
  Coupon Step Coupon (12.00%, 02-01-01)
  02-01-06 (A)                                    Zero       200    158,000                                        200     158,000
Ionica Plc,
  Sr Disc Note, Step Coupon (15.00%,
  05-01-02) (United Kingdom) 05-01-07 (A), (Y)    Zero       200     48,000                                        200      48,000
Iridium LLC/Iridium Capital Corp.,
  Gtd Sr Note Ser A 07-15-05                    13.000       100    106,500                                        100     106,500
IXC Communications, Inc.,
  Sr Sub Note 04-15-08 (R)                       9.000       100     99,000                                        100      99,000

Schedule of Investments
June 30, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all the securities owned by the V.A. Strategic Income fund and the V.A. World Bond fund combined on June 30, 1998.

                                              =====================================================================================
                                                     John Hancock V.A.
                                                     Strategic Income                John Hancock V.A.
                                                           Fund                      World Bond Fund            Combined
                                              =====================================================================================
                                                         PAR VALUE                       PAR VALUE             PAR VALUE
                                              INTEREST    (000's    MARKET  INTEREST      (000's      MARKET    (000's    MARKET
ISSUER, DESCRIPTION                             RATE     OMITTED)   VALUE     RATE       OMITTED)     VALUE    OMITTED)    VALUE
-------------------                           -------------------------------------------------------------------------------------
MetroNet Communications Corp.,
  Sr Disc Note, Step Coupon (9.95%, 06-15-03)
    (Canada) 06-15-08 (A), (Y)                    Zero       200    123,750                                        200     123,750
  Sr Discount Note, Step Coupon (10.75%,
    11-01-02) (Canada) 11-01-07 (A), (Y)          Zero       100     66,000                                        100      66,000
Nextel Communications, Inc.,
  Sr Disc Note, Step Coupon (9.75%,               Zero        75     72,937                                         75      72,937
02-15-99) 08-15-04 (A)
  Sr Disc Note, Step Coupon (9.95%,
  02-15-03) 02-15-08 (A), (R)                     Zero       125     79,688                                        125      79,688
NTL Inc.,
  Sr Note 04-01-08 (R)                           9.500        60    103,064                                         60     103,064
Orion Network Systems,
  Sr Note 01-15-07                              11.250       100    111,500                                        100     111,500
Qwest Communications International, Inc.,
  Sr Note Ser B 04-01-07                        10.875       100    115,250                                        100     115,250
RCN Corp.,
  Sr Note 10-15-07                              10.000       100    103,000                                        100     103,000
Teligent, Inc.,
  Sr Note 12-01-07                              11.500       100    101,250                                        100     101,250
Viatel, Inc.,
  Unit (Sr Note & Preferred Stock) 04-15-08 (R) 11.250       200    209,500                                        200     209,500
Winstar Equipment Corp.,
  Gtd Sec Note 03-15-04                         12.500       100    114,000                                        100     114,000
                                                                 ----------                                             ----------
                                                                  3,119,199                                              3,119,199
                                                                 ----------                                             ----------

Textile (1.13%)
Tropical Sportswear International Corp.,
  Sr Sub Note 06-15-08 (R)                      11.000       150    150,375                                        150     150,375
                                                                 ----------                                             ----------

Transport (1.47%)
Enterprises Shipholding Corp.,
  Sr Note (Greece) 05-01-08 (R), (Y)             8.875       100     98,000                                        100      98,000
Fine Air Services, Inc.,
  Sr Note 06-01-08 (R)                           9.875       100     97,750                                        100      97,750
                                                                 ----------                                             ----------
                                                                    195,750                                                195,750
                                                                 ----------                                             ----------

Utilities (1.61%)
Midland Funding Corp. II,
  Deb Ser A 07-23-05                            11.750       100    120,294                                        100     120,294
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R), (Y)         9.625       100     93,500                                        100      93,500
                                                                 ----------                                             ----------
                                                                    213,794                                                213,794
                                                                 ----------                                             ----------
                                  TOTAL BONDS
                           (Cost $12,692,893)  (95.63%)          10,427,284                        2,292,968            12,720,252
                                               -------           ----------                       ----------            ----------

Schedule of Investments
June 30, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all the securities owned by the V.A. Strategic Income fund and the V.A. World Bond fund combined on June 30, 1998.

                                              =====================================================================================
                                                     John Hancock V.A.
                                                     Strategic Income                John Hancock V.A.
                                                           Fund                      World Bond Fund            Combined
                                              =====================================================================================
                                                         PAR VALUE                       PAR VALUE             PAR VALUE
                                              INTEREST    (000's    MARKET  INTEREST      (000's      MARKET    (000's    MARKET
ISSUER, DESCRIPTION                             RATE     OMITTED)   VALUE     RATE       OMITTED)     VALUE    OMITTED)    VALUE
-------------------                           -------------------------------------------------------------------------------------

                                                         NUMBER OF                       NUMBER OF             NUMBER OF
                                                          SHARES                          SHARES                SHARES
                                                         ---------                       ---------             ---------
COMMON AND PREFERRED STOCKS AND WARRANTS
Allegiance Telecom, Inc., Warrant**                          250        625                                        250         625
Comunicacion Celular S.A. Warrant (Colombia)
  (Y)**                                                    1,000      7,000                                      1,000       7,000
KLM Royal Dutch Air Lines N.V., Common Stock
  (Netherlands)                                              500     20,469                                        500      20,469
Loral Space & Communications Ltd., Warrant**                 100      1,000                                        100       1,000
Nextel Communications, Inc. (Class A),
  Common Stock**                                             232      5,771                                        232       5,771
Nextlink Communications Inc., 14.00%,
  Preferred Stock                                          1,662     99,720                                      1,662      99,720
SFX Broadcasting, Inc., 12.625%, Ser E,
  Preferred Stock                                          1,130    134,482                                      1,130     134,482
                                                                 ----------                                             ----------
TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                               (Cost $242,008)  (2.02%)             269,067                                                269,067
                                                                 ----------                                             ----------

                                                         EXPIRATION                     EXPIRATION
                                              CURRENCY   DATE/STRIKE         CURRENCY   DATE/STRIKE
CURRENCY PURCHASED                              SOLD       PRICE               SOLD        PRICE
------------------                            --------   -----------         ---------  -----------

OPTIONS
  Japanese Yen                                                              USD 280,000  March
                                                                                         99/140-150        4,774             4,774
                                                                                                      ----------        ----------
                                TOTAL OPTIONS
                        (Premium Paid $2,450)   (0.03%)                                                    4,774             4,774
                                                                                                      ----------        ----------

Schedule of Investments
June 30, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all the securities owned by the V.A. Strategic Income fund and the V.A. World Bond fund combined on June 30, 1998.

                                              =====================================================================================
                                                     John Hancock V.A.
                                                     Strategic Income                John Hancock V.A.
                                                           Fund                      World Bond Fund            Combined
                                              =====================================================================================
                                                         PAR VALUE                       PAR VALUE             PAR VALUE
                                              INTEREST    (000's    MARKET  INTEREST      (000's      MARKET    (000's    MARKET
ISSUER, DESCRIPTION                             RATE     OMITTED)   VALUE     RATE       OMITTED)     VALUE    OMITTED)    VALUE
-------------------                           -------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.58%)
  Investment in a joint repurchase agreement
    transaction with Toronto Dominion, Dated
    06-30-98, due 07-01-98 (secured by U.S.
    Treasury Notes, 5.000% thru 8.750%, due
    12-13-98 thru 04-30-03 and U.S. Treasury
    Bond,9.125%, due 05-15-18)                  5.750%      56       56,000   5.750%         153      153,000      209     209,000
                                                                -----------                        ----------           ----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account Current
    Rate 4.95%                                                          617                                --                  617
                                                                -----------                        ----------           ----------
                 TOTAL SHORT-TERM INVESTMENTS   (1.58%)              56,617                           153,000              209,617
                                              --------          -----------                        ----------           ----------
                            TOTAL INVESTMENTS  (99.26%)          10,752,968                         2,450,742           13,203,710
                                              --------          -----------                        ----------           ----------
            OTHER ASSETS AND LIABILITIES, NET   (0.74%)              91,365                             6,864               98,229
                                              --------          -----------                        ----------           ----------
                             TOTAL NET ASSETS (100.00%)         $10,844,333                        $2,457,606           $13,301,93
                                              ========          ===========                        ==========           ==========

NOTES TO THE SCHEDULE OF INVESTMENTS

*     Represents rate in effect on June 30, 1998.

**    Non-income producing security.

# Par value of foreign bonds is expressed in local currency, as shown parathentically in security description.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $3,505,315 or 26.35% of the fund's net assets as of June 30, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U. S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

                                     PART C


                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Declaration Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 33-64465 and 811-07437), which information is incorporated herein by reference.

ITEM 16. EXHIBITS:

1.      Registrant's Declaration of Trust      Filed as Exhibit 99.B1 to
                                               Registrant's Registration
                                               Statement on Form N-1A and
                                               incorporated herein by reference
                                               to post-effective amendment no.2
                                               (file nos. 811-07437 and 33-64465
                                               on November 14, 1997; accession
                                               no. 0001010521-97-000212)
                                               ("PEA 2")

2       Amendment to                           Filed as Exhibit 99.B1.1 to
        Registrant's Declaration               Registrant's Registration
        of Trust                               Statement on Form N-1A and
                                               incorporated herein by reference
                                               to post-effective amendment no. 3
                                               (file nos. 811-07437 and 33-64465
                                               on April 29, 1997; accession
                                               no. 0001010521-97-000278)
                                               ("PEA 3")

3       Amendment to                           Filed as Exhibit 99.B1.2 to
        Registrant's Declaration               Registrant's Registration
        of Trust                               Statement on Form N-1A and
                                               incorporated herein by reference
                                               to post-effective amendment no. 6
                                               (file nos. 811-07437 and 33-64465
                                               on October 1, 1997 accession
                                               no. 0001010521-97-000403)
                                               ("PEA 6")

4       Amendment to                           Filed as Exhibit 99.B1.3
        Registrant's Declaration               to PEA 6 and incorporated
        of Trust                               herein by reference.



5       Amended and Restated By-Laws of        Filed as Exhibit 99.B2
        Registrant.                            and incorporated herein by
                                               reference.


6       Not applicable

7       Form of Agreement and Plan of          Filed herewith as Exhibit A to
        reorganization between the             the Proxy Statement and
        Registrant and John Hancock V.A.       Prospectus included as Part A of
        World Bond Fund                        this Registration Statement.


8       Not applicable

9       Investment Management Contract         Filed as Exhibit 99.B5 to PEA 2
        between the Registrant and John        and incorporated herein by
        Hancock Advisers, Inc.                 reference.

10      Distribution Agreement between         Filed as Exhibit 99.B6 to PEA 2
        the Registrant and John Hancock        and incorporated herein by
        Funds, Inc. (formerly named John       reference.
        Hancock Broker Distribution
        Services, Inc.)

11      Not applicable.

12      Master Custodian Agreement             Filed as Exhibit 8.1 to PEA 1 to
        between John Hancock Mutual Funds      Registrant's Statement on form
        (including Registrant) and             N-1A and incorporated herein by
        Investors Bank & Trust Company.        reference to post-effective
                                               amendment no. 1 (file nos. 811-
                                               07437 and 33-64465 on November
                                               20, 1995; accession no.
                                               0000950146-95-000740)

13      Opinion as to legality of shares       Filed herewith as Exhibit 11
        and consent.

14      Form of opinion as to tax matters      Filed herewith as Exhibit 12
        and consent.

15      Not applicable

16      Consents of Ernst & Young LLP          Filed herewith as Exhibit 14
        regarding the audited financial
        statements of John Hancock V.A.
        World Bond Fund and John Hancock
        V.A. Strategic Income Fund.

17      Not applicable

18      Powers of Attorney                     Filed as addendum to signature
                                               pages of post-effective amendment
                                               no. 2  (file nos. 811-07437 and
                                               33-64465 on February 14, 1997;
                                               accession no. 0001010521-97-
                                               000212) ("PEA 2")and incorporated
                                               herein by reference.

19      Prospectus of John Hancock V.A.        Included in Part A as part of the
        World Bond Fund                        combined Prospectus with V.A.
        dated May 1, 1998                      World Bond Fund.

20      Statement of Additional                Filed herewith as Exhibit B to
        Information of John Hancock V.A        Part B of this Registration
        World Bond Fund                        Statement.
        dated May 1, 1998


ITEM 17

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a propectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 7th day of January, 1999.

                                       JOHN HANCOCK DECLARATION TRUST

                                       By:             *
                                           -----------------------------
                                           Edward J. Boudreau, Jr.
                                           Chairman and Chief Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                             Title                                  Date
        ---------                             -----                                  ----
             *                              Chairman
-----------------------            (Principal Executive Officer)
Edward J. Boudreau, Jr.


/s/James J. Stokowski              Vice President, Treasurer and                January 7, 1999
-----------------------              Chief Accounting Officer
James J. Stokowski

             *                             Trustee
-----------------------
Dennis S. Aronowitz

             *                             Trustee
-----------------------
Richard P. Chapman, Jr.

             *                             Trustee
-----------------------
Douglas M. Costle

             *                             Trustee
-----------------------
William J. Cosgrove

             *                             Trustee
-----------------------
Leland O. Erdahl

             *                             Trustee
-----------------------
Richard A. Farrell

             *                             Trustee
-----------------------
Gail D. Fosler

             *                             Trustee
-----------------------
William F. Glavin

             *                             Trustee
-----------------------
Anne C. Hodsdon



        Signature                             Title                                  Date
        ---------                             -----                                  ----

             *                             Trustee
-----------------------
Dr. John A. Moore

             *                             Trustee
-----------------------
Patti McGill Peterson

             *                             Trustee
-----------------------
John W. Pratt

             *                             Trustee
-----------------------
Richard S. Scipone



*By:/s/Susan S. Newton                                                          January 7, 1999
    -------------------
    Susan S. Newton
    Attorney-in-Fact
    Powers of Attorney
    dated May 21, 1996
    and August 27, 1996




                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description
-----------       -----------

4.                Agreement and Plan of Regorganization between
                  John Hancock V.A. World Bond Fund and John Hancock V.A. Strategic Income Fund(filed as EXHIBIT A to Part A of this Registration Statement).

11.               Opinion as to legality of shares and consent.

12.               Form of opinion as to tax matters and consent.

14. Consent of Ernst & Young LLP regarding the audited financial statements and highlights of John Hancock V.A. World Bond Fund and John Hancock V.A. Strategic Income Fund.